As filed with the Securities and Exchange Commission on July 27, 2010

File No. 33-45961

File No. 811-6569

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.
Post-Effective Amendment No. 69

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 69

IVY FUNDS

(a Delaware statutory trust)

(Exact Name as Specified in Charter)

6300 Lamar Avenue, Shawnee Mission, Kansas	66202-4200
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, including Area Code (913) 236-2000

Kristen A. Richards,

6300 Lamar Avenue,

Shawnee Mission, Kansas 66202-4200

(Name and Address of Agent for Service)

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☒	on July 30, 2010 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

DECLARATION REQUIRED BY RULE 24f-2 (a)(1)

The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). Notice for the Registrant’s fiscal year ended March 31, 2010 was filed on June 28, 2010.

Prospectus

IVY FUNDS

JULY 30, 2010

Ticker
	Class A	Class B	Class C	Class E	Class I	Class R	Class Y
DOMESTIC EQUITY FUNDS
Ivy Capital Appreciation Fund	WMEAX	WMEBX	WMECX	IVCEX	IVAIX		WMEYX
Ivy Core Equity Fund	WCEAX	WCEBX	WTRCX	ICFEX	ICIEX		WCEYX
Ivy Dividend Opportunities Fund	IVDAX	IVDBX	IVDCX	IDIEX	IVDIX		IVDYX
Ivy Large Cap Growth Fund	WLGAX	WLGBX	WLGCX	ILCEX	IYGIX	WLGRX	WLGYX
Ivy Micro Cap Growth Fund	IGWAX	IGWBX	IGWCX		IGWIX		IGWYX
Ivy Mid Cap Growth Fund	WMGAX	WMGBX	WMGCX	IMCEX	IYMIX	WMGRX	WMGYX
Ivy Small Cap Growth Fund	WSGAX	WSGBX	WRGCX	ISGEX	IYSIX	WSGRX	WSCYX
Ivy Small Cap Value Fund	IYSAX	IYSBX	IYSCX		IVVIX		IYSYX
Ivy Tax-Managed Equity Fund	IYEAX	IYEBX	IYECX		WYTMX		IYEYX
Ivy Value Fund	IYVAX	IYVBX	IYVCX		IYAIX		IYVYX

FIXED INCOME FUNDS
Ivy Bond Fund	IBOAX	IBOBX	IBOCX	IVBEX	IVBIX		IBOYX
Ivy Global Bond Fund	IVSAX	IVSBX	IVSCX		IVSIX		IVSYX
Ivy High Income Fund	WHIAX	WHIBX	WRHIX	IVHEX	IVHIX		WHIYX
Ivy Limited-Term Bond Fund	WLTAX	WLTBX	WLBCX	IVLEX	ILTIX		WLTYX
Ivy Mortgage Securities Fund	IYMAX	IYMBX	IYMCX	IMSEX	IMFIX		IYMYX
Ivy Municipal Bond Fund	WMBAX	WMBBX	WMBCX		IMBIX		WMBYX
Ivy Municipal High Income Fund	IYIAX	IYIBX	IYICX		WYMHX		IYIYX

GLOBAL/INTERNATIONAL FUNDS
Ivy Cundill Global Value Fund	ICDAX	ICDBX	ICDCX	ICVEX	ICVIX		ICDYX
Ivy European Opportunities Fund	IEOAX	IEOBX	IEOCX		IEOIX		IEOYX
Ivy International Balanced Fund	IVBAX	IVBBX	IVBCX	IIBEX	IIBIX		IVBYX
Ivy International Core Equity Fund	IVIAX	IIFBX	IVIFX	IICEX	ICEIX		IVVYX
Ivy International Growth Fund	IVINX	IVIBX	IVNCX		IGIIX		IVIYX
Ivy Managed European/Pacific Fund	IVMAX	IVMBX	IVMCX		IVMIX		IVMYX
Ivy Managed International Opportunities Fund	IVTAX	IVTBX	IVTCX		IVTIX		IVTYX
Ivy Pacific Opportunities Fund	IPOAX	IPOBX	IPOCX		IPOIX		IPOYX

SPECIALTY FUNDS
Ivy Asset Strategy Fund	WASAX	WASBX	WASCX	IASEX	IVAEX	IASRX	WASYX
Ivy Asset Strategy New Opportunities Fund	INOAX	INOBX	INOCX		INOIX	INORX	INOYX
Ivy Balanced Fund	IBNAX	IBNBX	IBNCX		IYBIX		IBNYX
Ivy Energy Fund	IEYAX	IEYBX	IEYCX		IVEIX		IEYYX
Ivy Global Natural Resources Fund	IGNAX	IGNBX	IGNCX	IGNEX	IGNIX	IGNRX	IGNYX
Ivy Real Estate Securities Fund	IRSAX	IRSBX	IRSCX	IREEX	IREIX	IRSRX	IRSYX
Ivy Science and Technology Fund	WSTAX	WSTBX	WSTCX	ISTEX	ISTIX	WSTRX	WSTYX

MONEY MARKET FUND
Ivy Money Market Fund	WRAXX	WRBXX	WRCXX	IVEXX

The Securities and Exchange Commission has not approved or disapproved these securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

CONTENTS

SUMMARIES — DOMESTIC EQUITY FUNDS
3	Ivy Capital Appreciation Fund
7	Ivy Core Equity Fund
11	Ivy Dividend Opportunities Fund
15	Ivy Large Cap Growth Fund
19	Ivy Micro Cap Growth Fund
22	Ivy Mid Cap Growth Fund
26	Ivy Small Cap Growth Fund
30	Ivy Small Cap Value Fund
34	Ivy Tax-Managed Equity Fund
38	Ivy Value Fund

SUMMARIES — FIXED INCOME FUNDS
42	Ivy Bond Fund
46	Ivy Global Bond Fund
50	Ivy High Income Fund
54	Ivy Limited-Term Bond Fund
58	Ivy Mortgage Securities Fund
63	Ivy Municipal Bond Fund
67	Ivy Municipal High Income Fund

SUMMARIES — GLOBAL/INTERNATIONAL FUNDS
72	Ivy Cundill Global Value Fund
77	Ivy European Opportunities Fund
81	Ivy International Balanced Fund
85	Ivy International Core Equity Fund
89	Ivy International Growth Fund
93	Ivy Managed European/Pacific Fund
97	Ivy Managed International Opportunities Fund
101	Ivy Pacific Opportunities Fund

SUMMARIES — SPECIALTY FUNDS
105	Ivy Asset Strategy Fund
110	Ivy Asset Strategy New Opportunities Fund
114	Ivy Balanced Fund
118	Ivy Energy Fund
122	Ivy Global Natural Resources Fund
127	Ivy Real Estate Securities Fund
132	Ivy Science and Technology Fund

SUMMARY — MONEY MARKET FUND
136	Ivy Money Market Fund

139	Additional Information about Principal Investment Strategies, Other Investments and Risks
169	The Management of the Funds
169	Investment Adviser
169	Management Fee
171	Portfolio Management
175	Your Account
175	Choosing a Share Class
185	Ways to Set Up Your Account
186	Pricing of Fund Shares
187	Buying Shares
189	Selling Shares
193	Exchange Privileges
196	Distributions and Taxes
199	Financial Highlights
264	Appendix A — Prior Performance of Related Fund

2	Prospectus

Ivy Capital Appreciation Fund

Objective

To provide long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class E	Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%		2.00%		2.00%	2.00%	2.00%
Maximum Annual Maintenance Fee	None	None		None		$20	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class E	Class I	Class Y
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%	0.00%	0.25%
Other Expenses	0.38%	0.58%	0.37%	1.02%	0.25%	0.31%
Total Annual Fund Operating Expenses	1.28%	2.23%	2.02%	1.92%	0.90%	1.21%
Fee Waiver and/or Expense Reimbursement[2]	0.00%	0.00%	0.00%	0.77%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.28%	2.23%	2.02%	1.15%	0.90%	1.21%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 31, 2011, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to cap the expenses for Class E shares at 1.15%. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$698	$958	$1,237	$2,031
Class B Shares	626	997	1,295	2,325
Class C Shares	205	634	1,088	2,348
Class E Shares	705	1,108	1,561	2,809
Class I Shares	92	287	498	1,108
Class Y Shares	123	384	665	1,466

Domestic Equity Funds	Prospectus	3

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$698	$958	$1,237	$2,031
Class B Shares	226	697	1,195	2,325
Class C Shares	205	634	1,088	2,348
Class E Shares	705	1,108	1,561	2,809
Class I Shares	92	287	498	1,108
Class Y Shares	123	384	665	1,466

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

Ivy Capital Appreciation Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of companies that Ivy Investment Management Company (IICO), the Fund’s investment manager, considers to be high in quality and attractive in their long-term investment potential. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities, primarily common stocks. The Fund seeks stocks that are favorably priced in relation to their fundamental value and that likely will grow over time. While the Fund primarily invests in the common stocks of large cap U.S. companies, it may invest in companies of any size, any industry or any country in order to achieve its objective. Large-cap companies typically are companies with market capitalizations of at least $10 billion.

In selecting investments for the Fund, IICO combines a bottom-up fundamental analysis of the companies and investments, with its top-down macroeconomic research. IICO seeks to identify high-quality companies that it believes can grow their business, generate high returns, take market share and are not dependent on capital markets to fund their growth.

Generally, in determining whether to sell a security, IICO considers many factors, including: changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, and changes in the relative market performance or appreciation possibilities offered by individual securities. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■	Large Company Risk. A Fund with holdings of large capitalization company securities may underperform the market as a whole.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

4	Prospectus	Domestic Equity Funds

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and/or Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Effective May 2006, the Fund changed its investment objective and strategy from a tax-managed focus to long-term capital appreciation.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 17.55% (the second quarter of 2009) and the lowest quarterly return was -28.00% (the fourth quarter of 2008). The Class A return for the year through June 30, 2010 was -10.25%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	Life of Class
Class A (began on 06-30-2000)
Return Before Taxes	30.49%	-0.66%	-2.46%
Return After Taxes on Distributions	30.48%	-0.71%	-2.48%
Return After Taxes on Distributions and Sale of Fund Shares	19.83%	-0.56%	-2.05%
Class B (began on 07-13-2000)
Return Before Taxes	37.00%	-0.69%	-2.90%
Class C (began on 07-06-2000)
Return Before Taxes	37.41%	-0.30%	-2.77%
Class E (began on 04-02-2007)
Return Before Taxes	30.91%	N/A	-8.59%
Class I (began on 04-02-2007)
Return Before Taxes	39.01%	N/A	-6.29%
Class Y (began on 09-15-2004) (Class Y shares have been offered to the public since June 30, 2000, however, no Class Y shares were issued prior to September 15, 2004.)
Return Before Taxes	38.48%	0.59%	2.62%
Indexes
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on June 30, 2000.)	37.21%	1.64%	-4.61%
Lipper Large-Cap Growth Funds Universe Average (net of fees and expenses) (Lipper Average comparison begins on June 30, 2000.)	35.08%	0.92%	-3.47%

Domestic Equity Funds	Prospectus	5

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Barry M. Ogden, Senior Vice President of IICO, has managed the Fund since January 2002.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B, C and E: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B, Class C and Class E:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

6	Prospectus	Domestic Equity Funds

Ivy Core Equity Fund

Objective

To provide capital growth and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class E	Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%		2.00%		2.00%	2.00%	2.00%
Maximum Annual Maintenance Fee	None	None		None		$20	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class E	Class I	Class Y
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%	0.00%	0.25%
Other Expenses	0.49%	0.81%	0.50%	1.21%	0.29%	0.29%
Total Annual Fund Operating Expenses	1.44%	2.51%	2.20%	2.16%	0.99%	1.24%
Fee Waiver and/or Expense Reimbursement[2]	0.00%	0.00%	0.00%	0.81%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.44%	2.51%	2.20%	1.35%	0.99%	1.24%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 31, 2011, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to cap the expenses for Class E shares at 1.35%. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$713	$1,004	$1,317	$2,200
Class B Shares	654	1,082	1,435	2,582
Class C Shares	223	688	1,180	2,534
Class E Shares	725	1,173	1,673	3,043
Class I Shares	101	315	547	1,213
Class Y Shares	126	393	681	1,500

Domestic Equity Funds	Prospectus	7

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$713	$1,004	$1,317	$2,200
Class B Shares	254	782	1,335	2,582
Class C Shares	223	688	1,180	2,534
Class E Shares	725	1,173	1,673	3,043
Class I Shares	101	315	547	1,213
Class Y Shares	126	393	681	1,500

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 101% of the average value of its portfolio.

Principal Investment Strategies

Ivy Core Equity Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in equity securities, primarily in common stocks of large cap companies with dominant market positions in their industries. Large cap companies typically are companies with market capitalizations of at least $10 billion. The Fund invests in securities that have the potential for capital appreciation, or that Ivy Investment Management Company (IICO), the Fund’s investment manager, expects to resist market decline. Although the Fund typically invests in large companies, it may invest in securities of any size company.

IICO believes that long-term earnings power relative to market expectations is an important component for stock performance. From a top-down perspective, IICO seeks to identify trends which indicate specific industries that have the potential to experience multi-year growth. Once identified, IICO seeks to invest in what it believes to be dominant companies that will benefit from these trends; including companies that IICO believes have long-term earnings potential greater than market expectations.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities in order to determine whether the security has fully appreciated according to IICO’s forecast, or has ceased to offer the prospect of significant growth potential or has performed below IICO’s expectations regarding its long-term earnings potential. IICO also may sell a security if the issuer’s competitive advantage has diminished, to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■	Large Company Risk. A Fund with holdings of large capitalization company securities may underperform the market as a whole.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

8	Prospectus	Domestic Equity Funds

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class C shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and/or Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. The returns shown for Class C shares for periods prior to March 24, 2000 are based on the performance of the Fund’s prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B’s performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for 12 months or less.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown on the chart, the highest quarterly return was 17.22% (the third quarter of 2009) and the lowest quarterly return was -20.60% (the fourth quarter of 2008). The Class C return for the year through June 30, 2010 was -5.06%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years (or Life of Class)
Class C
Return Before Taxes	22.19%	1.64%	-0.43%
Return After Taxes on Distributions	22.19%	1.07%	-1.17%
Return After Taxes on Distributions and Sale of Fund Shares	14.42%	1.59%	-0.32%
Class A (began on 07-03-2000)
Return Before Taxes	16.05%	1.20%	-1.51%
Class B (began on 7/11/2000)
Return Before Taxes	17.99%	1.29%	-1.98%
Class E (began on 04-02-2007)
Return Before Taxes	16.17%	N/A	-5.52%
Class I (began on 04-02-2007)
Return Before Taxes	23.82%	N/A	-2.59%
Class Y
Return Before Taxes	23.57%	2.62%	0.51%
Indexes
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.96%
Lipper Large-Cap Core Funds Universe Average (net of fees and expenses)	27.14%	0.47%	-0.47%

Domestic Equity Funds	Prospectus	9

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Managers

Erik R. Becker, Senior Vice President of IICO, has managed the Fund since February 2006 and Gustaf C. Zinn, Senior Vice President of IICO, has managed the Fund since February 2006.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B, C and E: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B, Class C and Class E:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

10	Prospectus	Domestic Equity Funds

Ivy Dividend Opportunities Fund

Objective

To provide total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class E	Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%		2.00%		2.00%	2.00%	2.00%
Maximum Annual Maintenance Fee	None	None		None		$20	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class E	Class I	Class Y
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%	0.00%	0.25%
Other Expenses	0.45%	0.74%	0.39%	1.40%	0.28%	0.28%
Total Annual Fund Operating Expenses	1.40%	2.44%	2.09%	2.35%	0.98%	1.23%
Fee Waiver and/or Expense Reimbursement[2]	0.00%	0.00%	0.00%	0.98%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.40%	2.44%	2.09%	1.37%	0.98%	1.23%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 31, 2011, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to cap the expenses for Class E shares at 1.37%. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$709	$993	$1,297	$2,158
Class B Shares	647	1,061	1,401	2,519
Class C Shares	212	655	1,124	2,421
Class E Shares	726	1,206	1,744	3,210
Class I Shares	100	312	542	1,201
Class Y Shares	125	390	676	1,489

Domestic Equity Funds	Prospectus	11

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$709	$993	$1,297	$2,158
Class B Shares	247	761	1,301	2,519
Class C Shares	212	655	1,124	2,421
Class E Shares	726	1,206	1,744	3,210
Class I Shares	100	312	542	1,201
Class Y Shares	125	390	676	1,489

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

Ivy Dividend Opportunities Fund seeks to achieve its objective of total return by investing primarily in large cap, high-quality companies that are often market leaders in their industry, with established operating records that Ivy Investment Management Company (IICO), the Fund’s investment manager, believes may accelerate or grow their dividend payout ratio and that also demonstrate favorable prospects for total return. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities of companies which are primarily dividend-paying common stocks. Although the Fund invests primarily in large cap companies (typically, companies with capitalizations of at least $10 billion), it may invest in companies of any size.

The Fund primarily focuses on companies that have one or more of the following characteristics: high dividend yields that are, in the opinion of IICO, relatively safe; above-average market yield that IICO expects will continue to maintain and/or grow their dividend; pay a small dividend, but could grow the dividend over the next few years; and pay no dividend, but may initiate a dividend. IICO also considers other factors, which may include the company’s established operating history; competitive dividend yields; growth and profitability opportunities; history of improving sales and profits; market leader in its industry; and stock price value.

Generally, in determining whether to sell a security, IICO considers many factors, including: changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, and changes in the relative market performance or appreciation possibilities offered by individual securities. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■	Large Company Risk. A Fund with holdings of large capitalization company securities may underperform the market as a whole.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

12	Prospectus	Domestic Equity Funds

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and/or Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 14.85% (the second quarter of 2009) and the lowest quarterly return was -21.78% (the fourth quarter of 2008). The Class A return for the year through June 30, 2010 was -9.82%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	Life of Class
Class A (began on 06-30-2003)
Return Before Taxes	13.08%	1.83%	4.69%
Return After Taxes on Distributions	12.92%	1.62%	4.49%
Return After Taxes on Distributions and Sale of Fund Shares	8.74%	1.62%	4.10%
Class B (began on 6-30-2003)
Return Before Taxes	14.75%	1.88%	4.69%
Class C (began on 6-30-2003)
Return Before Taxes	19.25%	2.26%	4.84%
Class E (began on 04-02-2007)
Return Before Taxes	13.23%	N/A	-7.44%
Class I (began on 04-02-2007)
Return Before Taxes	20.49%	N/A	-4.77%
Class Y (began on 6-30-2003)
Return Before Taxes	20.29%	3.18%	5.80%
Indexes
Russell 1000 Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on June 30, 2003.)	28.43%	0.79%	4.60%
Lipper Equity Income Funds Universe Average (net of fees and expenses) (Index comparison begins on June 30, 2003.)	22.86%	1.10%	4.83%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

David P. Ginther, Senior Vice President of IICO, has managed the Fund since July 2003.

Domestic Equity Funds	Prospectus	13

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B, C and E: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B, Class C and Class E:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

14	Prospectus	Domestic Equity Funds

Ivy Large Cap Growth Fund

Objective

To provide appreciation of your investment.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class E	Class I	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%		2.00%		2.00%	2.00%	2.00%	2.00%
Maximum Annual Maintenance Fee	None	None		None		$20	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class E	Class I	Class R	Class Y
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%	0.00%	0.50%	0.25%
Other Expenses	0.35%	0.71%	0.32%	1.10%	0.22%	0.26%	0.22%
Total Annual Fund Operating Expenses	1.30%	2.41%	2.02%	2.05%	0.92%	1.46%	1.17%
Fee Waiver and/or Expense Reimbursement[2]	0.15%	0.00%	0.00%	0.90%	0.00%	0.00%	0.11%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	2.41%	2.02%	1.15%	0.92%	1.46%	1.06%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 31, 2011, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to cap the expenses for the Fund’s Class A shares at 1.15%, Class E shares at 1.15%, and Class Y shares at 1.06%. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$945	$1,229	$2,036
Class B Shares	644	1,051	1,385	2,470
Class C Shares	205	634	1,088	2,348
Class E Shares	705	1,130	1,609	2,926
Class I Shares	94	293	509	1,131
Class R Shares	149	462	797	1,746
Class Y Shares	108	357	629	1,407

Domestic Equity Funds	Prospectus	15

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$945	$1,229	$2,036
Class B Shares	244	751	1,285	2,470
Class C Shares	205	634	1,088	2,348
Class E Shares	705	1,130	1,609	2,926
Class I Shares	94	293	509	1,131
Class R Shares	149	462	797	1,746
Class Y Shares	108	357	629	1,407

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies

Ivy Large Cap Growth Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks issued by higher-quality, growth-oriented large- to mid-cap sized companies that Ivy Investment Management Company (IICO), the Fund’s investment manager, believes have appreciation possibilities. Under normal market conditions, the Fund invests at least 80% of its net assets in large cap companies, which typically are companies with market capitalizations of at least $10 billion. Growth stocks are those whose earnings IICO believes are likely to grow faster than the economy. The Fund seeks to generate solid returns while striving to protect against downside risks.

IICO primarily utilizes a bottom-up strategy in selecting securities for the Fund and seeks companies that have dominant market positions and established competitive advantages. IICO believes that these characteristics can help to mitigate competition and lead to more sustainable revenue and earnings growth. IICO attempts to focus on companies with sustainable competitive advantages in their industries and also considers the following factors: the company’s market position, product line, technological position, profit margins and prospects for sustainability and/or increased earnings; the quality of management; the short-term and long-term outlook for the industry; and changes in economic and political conditions.

In general, IICO may sell a security when, in IICO’s opinion, a company experiences deterioration in its growth and/or profitability characteristics, or a fundamental breakdown of its sustainable competitive advantages. IICO also may sell a security if it determines that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry of the issuer, loss by the company of its competitive position, and/or poor use of resources. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■	Large Company Risk. A Fund with holdings of large capitalization company securities may underperform the market as a whole.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

16	Prospectus	Domestic Equity Funds

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and/or Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 15.91% (the second quarter of 2007) and the lowest quarterly return was -20.70% (the fourth quarter of 2008). The Class A return for the year through June 30, 2010 was -8.51%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	Life of Class
Class A (began on 06-30-2000)
Return Before Taxes	17.41%	2.11%	1.00%
Return After Taxes on Distributions	17.34%	2.07%	0.94%
Return After Taxes on Distributions and Sale of Fund Shares	11.44%	1.82%	0.85%
Class B (began on 07-06-2000)
Return Before Taxes	18.95%	1.91%	0.31%
Class C (began on 07-03-2000)
Return Before Taxes	23.39%	2.40%	0.72%
Class E (began on 04-02-2007)
Return Before Taxes	17.44%	N/A	-3.03%
Class I (began on 04-02-2007)
Return Before Taxes	24.82%	N/A	-0.43%
Class R (began on 12-29-2005)
Return Before Taxes	24.17%	N/A	0.30%
Class Y (began on 07-06-2000)
Return Before Taxes	24.68%	3.48%	1.78%
Indexes
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on June 30, 2000.)	37.21%	1.64%	-4.61%
Lipper Large-Cap Growth Funds Universe Average (net of fees and expenses) (Index comparison begins on June 30, 2000.)	35.08%	0.92%	-3.47%

Domestic Equity Funds	Prospectus	17

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Managers

Daniel P. Becker, Senior Vice President of IICO, has managed the Fund since June 2000 and Philip J. Sanders, Senior Vice President of IICO, has managed the Fund since June 2006.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B, C and E: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, such as for Class R shares, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B, Class C and Class E:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I, Class R and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

18	Prospectus	Domestic Equity Funds

Ivy Micro Cap Growth Fund

Objective

To seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%		2.00%		2.00%	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class I	Class Y
Management Fees	0.95%	0.95%	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses	1.59%	2.18%	1.56%	1.28%	1.37%
Total Annual Fund Operating Expenses	2.79%	4.13%	3.51%	2.23%	2.57%
Fee Waiver and/or Expense Reimbursement[2]	0.84%	0.38%	0.38%	0.53%	0.38%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.95%	3.75%	3.13%	1.70%	2.19%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 31, 2011, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to waive, reimburse or pay expenses that the Fund would otherwise pay to cap the annual fund operating expenses at 1.95% for Class A shares and 1.70% for Class I shares. Prior to that date, the expense limitation may not be terminated by IICO, IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$762	$1,289	$1,870	$3,436
Class B Shares	777	1,509	2,168	4,000
Class C Shares	316	1,029	1,778	3,749
Class I Shares	173	628	1,129	2,508
Class Y Shares	222	750	1,319	2,866

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$762	$1,289	$1,870	$3,436
Class B Shares	377	1,209	2,068	4,000
Class C Shares	316	1,029	1,778	3,749
Class I Shares	173	628	1,129	2,508
Class Y Shares	222	750	1,319	2,866

Domestic Equity Funds	Prospectus	19

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

Principal Investment Strategies

Ivy Micro Cap Growth Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in equity securities of micro cap companies. Micro cap companies typically are companies with float-adjusted market capitalizations below $1 billion. The Fund’s investment in equity securities may include common stocks that are part of initial public offerings, or IPOs. The Fund primarily invests in common stock and may invest up to 25% of its total assets in foreign securities.

In selecting equity securities for the Fund, Wall Street Associates, LLC (WSA), the Fund’s investment subadvisor, utilizes a bottom-up stock selection process and seeks to invest in securities of companies that it believes exhibit extraordinary earnings growth, earnings surprise potential, fundamental strength and management vision.

Generally, in determining whether to sell a security, WSA uses the same type of analysis that it uses in buying securities. For example, WSA may sell a security if it determines that the issuer’s growth and/or profitability characteristics are deteriorating or the issuer no longer maintains a competitive advantage, when more attractive investment opportunities arise, when WSA believes a company’s valuation has become unattractive relative to industry leaders and industry-specific metrics, to reduce the Fund’s holding in that security or its exposure to a particular sector, or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, and political considerations that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Initial Public Offering Risk. Any positive effect of investments in IPOs may not be sustainable because of a number of factors. The Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the Fund may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions.

■

Liquidity Risk. Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.

■	Management Risk. Fund performance is primarily dependent on WSA’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

■

Small Company Risk. Equity securities of small to micro capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of small to micro capitalization companies at the desired time.

Performance

The Fund has not been in operation for a full calendar year; therefore, it does not have performance information to include in a bar chart or performance table.

20	Prospectus	Domestic Equity Funds

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO) and sub-advised by Wall Street Associates, LLC (WSA).

Portfolio Managers

The WSA Investment Team is primarily responsible for the day-to-day management of the Fund. The WSA Investment Team consists of William Jeffery III, President and Chief Investment Officer of WSA, Kenneth F. McCain, Executive Vice President of WSA, Paul J. Ariano, Senior Vice President of WSA, Paul K. LeCoq, Senior Vice President of WSA, and Carl Wiese, Senior Vice President of WSA. They have all co-managed the Fund since its inception in February 2009.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B and C: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Domestic Equity Funds	Prospectus	21

Ivy Mid Cap Growth Fund

Objective

To provide growth of your investment.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class E	Class I	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%		2.00%		2.00%	2.00%	2.00%	2.00%
Maximum Annual Maintenance Fee	None	None		None		$20	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class E	Class I	Class R	Class Y
Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%	0.00%	0.50%	0.25%
Other Expenses	0.57%	0.83%	0.53%	1.50%	0.29%	0.32%	0.28%
Total Annual Fund Operating Expenses	1.67%	2.68%	2.38%	2.60%	1.14%	1.67%	1.38%
Fee Waiver and/or Expense Reimbursement[2]	0.00%	0.00%	0.00%	1.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.67%	2.68%	2.38%	1.60%	1.14%	1.67%	1.38%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 31, 2011, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to cap the expenses for Class E shares at 1.60%. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$735	$1,071	$1,430	$2,438
Class B Shares	671	1,132	1,520	2,768
Class C Shares	241	742	1,270	2,716
Class E Shares	748	1,276	1,862	3,446
Class I Shares	116	362	628	1,386
Class R Shares	170	526	907	1,976
Class Y Shares	140	437	755	1,657

22	Prospectus	Domestic Equity Funds

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$735	$1,071	$1,430	$2,438
Class B Shares	271	832	1,420	2,768
Class C Shares	241	742	1,270	2,716
Class E Shares	748	1,276	1,862	3,446
Class I Shares	116	362	628	1,386
Class R Shares	170	526	907	1,976
Class Y Shares	140	437	755	1,657

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

Ivy Mid Cap Growth Fund seeks to achieve its objective by investing primarily in common stocks of mid cap companies that Ivy Investment Management Company (IICO), the Fund’s investment manager, believes offer above-average growth potential. Under normal market conditions, the Fund invests at least 80% of its net assets in the securities of mid-cap companies, which typically are companies with market capitalizations that may range between $1 billion and $10 billion.

In selecting securities for the Fund, IICO emphasizes a bottom-up approach and may look at a number of factors in its consideration of a company, such as: new or innovative products or services, adaptive or creative management, strong financial and operational capabilities to sustain growth, stable and consistent revenue, earnings and cash flow, market potential, and profit potential.

Generally, in determining whether to sell a security, IICO considers many factors, including excessive valuation given company growth prospects, deterioration of fundamentals, weak cash flow to support shareholder returns, and unexpected and poorly explained management changes. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

■

Mid Size Company Risk. Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

Domestic Equity Funds	Prospectus	23

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and/or Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 22.40% (the second quarter of 2009) and the lowest quarterly return was -23.36% (the fourth quarter of 2008). The Class A return for the year through June 30, 2010 was -0.69%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	Life of Class
Class A (began on 06-30-2000)
Return Before Taxes	39.67%	3.44%	2.68%
Return After Taxes on Distributions	39.67%	3.44%	2.52%
Return After Taxes on Distributions and Sale of Fund Shares	25.79%	2.95%	2.22%
Class B (began on 07-06-2000)
Return Before Taxes	42.72%	3.38%	2.11%
Class C (began on 07-03-2000)
Return Before Taxes	47.36%	3.92%	2.50%
Class E (began on 04-02-2007)
Return Before Taxes	39.87%	N/A	-2.48%
Class I (began on 04-02-2007)
Return Before Taxes	49.01%	N/A	0.76%
Class R (began on 12-29-2005)
Return Before Taxes	48.24%	N/A	2.69%
Class Y (began on 07-10-2000)
Return Before Taxes	49.00%	5.08%	3.39%
Indexes
Russell Mid-Cap Growth Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on June 30, 2000.)	46.29%	2.40%	-1.74%
Lipper Mid-Cap Growth Funds Universe Average (net of fees and expenses) (Index comparison begins on June 30, 2000.)	40.40%	1.63%	-0.76%

24	Prospectus	Domestic Equity Funds

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Kimberly A. Scott, Senior Vice President of IICO, has managed the Fund since February 2001.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B, C and E: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, such as for Class R shares, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B, Class C and Class E:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I, Class R and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Domestic Equity Funds	Prospectus	25

Ivy Small Cap Growth Fund

Objective

To provide growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class E	Class I	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%		2.00%		2.00%	2.00%	2.00%	2.00%
Maximum Annual Maintenance Fee	None	None		None		$20	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class E	Class I	Class R	Class Y
Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%	0.00%	0.50%	0.25%
Other Expenses	0.56%	0.92%	0.44%	1.59%	0.25%	0.29%	0.25%
Total Annual Fund Operating Expenses	1.66%	2.77%	2.29%	2.69%	1.10%	1.64%	1.35%
Fee Waiver and/or Expense Reimbursement[2]	0.00%	0.00%	0.00%	1.13%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.66%	2.77%	2.29%	1.56%	1.10%	1.64%	1.35%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 31, 2011, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to cap the expenses for Class E shares at 1.56%. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$734	$1,068	$1,425	$2,427
Class B Shares	680	1,159	1,564	2,833
Class C Shares	232	715	1,225	2,626
Class E Shares	745	1,285	1,889	3,517
Class I Shares	112	350	606	1,340
Class R Shares	167	517	892	1,944
Class Y Shares	137	428	739	1,624

26	Prospectus	Domestic Equity Funds

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$734	$1,068	$1,425	$2,427
Class B Shares	280	859	1,464	2,833
Class C Shares	232	715	1,225	2,626
Class E Shares	745	1,285	1,889	3,517
Class I Shares	112	350	606	1,340
Class R Shares	167	517	892	1,944
Class Y Shares	137	428	739	1,624

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies

Ivy Small Cap Growth Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of small cap companies. Small cap companies typically are companies with market capitalizations below $3.5 billion. The Fund emphasizes relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth.

In selecting securities for the Fund, Ivy Investment Management Company (IICO), the Fund’s investment manager, utilizes a bottom-up stock picking process that focuses on companies it believes have long-term growth potential with superior financial characteristics and, therefore, are believed by IICO to be of a higher quality than many other small cap companies. IICO may look at a number of factors regarding a company, such as: aggressive or creative, yet strong, management, technological or specialized expertise, new or unique products or services, entry into new or emerging industries, growth in earnings/growth in sales/positive cash flows, security size and liquidity.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities. For example, IICO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Initial Public Offering Risk. Any positive effect of investments in initial public offerings (IPOs) may not be sustainable because of a number of factors. The Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the Fund may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

■

Small Company Risk. Equity securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Domestic Equity Funds	Prospectus	27

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class C shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and/or Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. The returns shown for Class C shares for periods prior to March 24, 2000 are based on the performance of the Fund’s prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B’s performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for 12 months or less.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Effective June 30, 2000, the name of the Fund was changed from Growth to Small Cap Growth and its strategy was changed to reflect a concentration in small cap securities.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 24.30% (the fourth quarter of 2001) and the lowest quarterly return was -23.83% (the third quarter of 2001). The Class C return for the year through June 30, 2010 was 4.21%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years (or Life of Class)
Class C
Return Before Taxes	41.94%	2.03%	0.23%
Return After Taxes on Distributions	41.94%	1.02%	-1.36%
Return After Taxes on Distributions and Sale of Fund Shares	27.26%	1.95%	-0.20%
Class A (began on 07-03-2000)
Return Before Taxes	34.53%	1.49%	0.30%
Class B (began on 07-06-2000)
Return Before Taxes	37.26%	1.56%	0.13%
Class E (began on 04-02-2007)
Return Before Taxes	34.83%	N/A	-5.08%
Class I (began on 04-02-2007)
Return Before Taxes	43.77%	N/A	-1.72%
Class R (began on 12-29-2005)
Return Before Taxes	42.94%	N/A	0.20%
Class Y
Return Before Taxes	43.23%	2.98%	1.15%
Indexes
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	34.45%	0.84%	-1.37%
Lipper Small-Cap Growth Funds Universe Average (net of fees and expenses)	36.20%	0.23%	-0.18%

28	Prospectus	Domestic Equity Funds

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Timothy J. Miller, Vice President of IICO, has managed the Fund since April 1, 2010.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B, C and E: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, such as for Class R shares, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B, Class C and Class E:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I, Class R and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Domestic Equity Funds	Prospectus	29

Ivy Small Cap Value Fund

Objective

To provide long-term accumulation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%		2.00%		2.00%	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class I	Class Y
Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses	0.67%	1.14%	0.70%	0.33%	0.30%
Acquired Fund Fees and Expenses (estimated indirect expenses of underlying funds)	0.17%	0.17%	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses[2]	1.94%	3.16%	2.72%	1.35%	1.57%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

The Total Annual Fund Operating Expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$761	$1,149	$1,562	$2,709
Class B Shares	719	1,274	1,754	3,185
Class C Shares	275	844	1,440	3,051
Class I Shares	137	428	739	1,624
Class Y Shares	160	496	855	1,867

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$761	$1,149	$1,562	$2,709
Class B Shares	319	974	1,654	3,185
Class C Shares	275	844	1,440	3,051
Class I Shares	137	428	739	1,624
Class Y Shares	160	496	855	1,867

30	Prospectus	Domestic Equity Funds

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 100% of the average value of its portfolio.

Principal Investment Strategies

Ivy Small Cap Value Fund seeks to achieve its objective by investing primarily in various types of equity securities of small cap undervalued companies. Under normal market conditions, at least 80% of the Fund’s net assets will be invested, at the time of purchase, in common stocks of small cap companies. Small cap companies typically are companies with market capitalizations below $3.5 billion. The Fund seeks to invest in stocks that are, in the opinion of Ivy Investment Management Company (IICO), the Fund’s investment manager, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. These equity securities will consist primarily of common stocks, some of which may be offered in initial public offerings (IPOs).

IICO primarily utilizes fundamental, bottom-up research while considering a top-down (assess the market environment) and quantitative analysis to identify securities for the Fund. The Fund typically invests in what it considers to be undervalued stocks, or those stocks trading at a significant discount to the intrinsic value of the company. Companies are primarily valued by IICO based on cash flow generation, but other valuation factors are also considered such as price to earnings and price to book value. The Fund emphasizes those companies which have a clearly identifiable catalyst that IICO believes will help it achieve its intrinsic value. As well, IICO attempts to diversify the Fund’s holdings among sectors in an effort to minimize risk.

IICO will typically sell a stock when, in IICO’s opinion, it reaches an acceptable price, its fundamental factors have changed or it has performed below IICO’s expectations. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Initial Public Offering Risk. Any positive effect of investments in IPOs may not be sustainable because of a number of factors. The Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the Fund may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

■

Small Company Risk. Equity securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

■

Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of IICO, undervalued. The value of a security believed by IICO to be undervalued may never reach what is believed to be its full value, or such security’s value may decrease.

Domestic Equity Funds	Prospectus	31

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and/or Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. For periods prior to December 8, 2003, the performance shown below is the performance of the Class A shares of Advantus Venture Fund which along with its other classes of shares was reorganized on December 8, 2003 into Class A shares of Ivy Small Cap Value Fund. For that time period, the Fund would have had substantially similar annual returns because the shares would have been invested in a similar portfolio of securities, but would differ to the extent that the Fund has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Small Cap Value Fund. If those expenses were reflected, performance shown below would differ. Beginning March 24, 2008, IICO assumed direct investment management responsibilities of the Fund’s portfolio.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 22.35% (the second quarter of 2003) and the lowest quarterly return was -26.24% (the third quarter of 2002). The Class A return for the year through June 30, 2010 was -3.29%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years (or Life of Class)
Class A
Return Before Taxes	21.29%	0.68%	7.98%
Return After Taxes on Distributions	21.29%	-0.52%	6.74%
Return After Taxes on Distributions and Sale of Fund Shares	13.84%	0.51%	6.76%
Class B (began on 12-08-2003)
Return Before Taxes	23.09%	0.61%	3.70%
Class C (began on 12-08-2003)
Return Before Taxes	27.65%	1.08%	4.04%
Class I (began on 04-02-2007)
Return Before Taxes	29.57%	N/A	-3.17%
Class Y (began on 12-08-2003)
Return Before Taxes	29.23%	2.28%	5.26%
Indexes
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	20.53%	-0.04%	8.28%
Lipper Small-Cap Value Funds Universe Average (net of fees and expenses)	32.57%	0.91%	8.11%

32	Prospectus	Domestic Equity Funds

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Matthew T. Norris, Senior Vice President of IICO, has managed the Fund since April 1, 2010.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B and C: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Domestic Equity Funds	Prospectus	33

Ivy Tax-Managed Equity Fund

Objective

To provide long-term growth of capital while minimizing taxable gains and income to shareholders.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%		2.00%		2.00%	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class I	Class Y
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses[2]	3.43%	3.23%	3.24%	3.38%	3.38%
Total Annual Fund Operating Expenses	4.33%	4.88%	4.89%	4.03%	4.28%
Fee Waiver and/or Expense Reimbursement[3]	1.76%	1.76%	1.76%	1.92%	1.76%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.57%	3.12%	3.13%	2.11%	2.52%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]	The percentage shown for Other Expenses is annualized based on expenses incurred during the period from May 18, 2009 (commencement of operations) through March 31, 2010.

[3]

Through July 31, 2011, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to waive, reimburse or pay expenses that the Fund would otherwise pay to cap the ordinary operating expenses at 2.11% for Class I shares. Prior to that date, the expense limitation may not be terminated by IICO, IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$820	$1,608	$2,466	$4,662
Class B Shares	715	1,555	2,358	4,670
Class C Shares	316	1,257	2,263	4,786
Class I Shares	214	989	1,848	4,070
Class Y Shares	255	1,082	1,983	4,295

34	Prospectus	Domestic Equity Funds

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$820	$1,608	$2,466	$4,662
Class B Shares	315	1,255	2,258	4,670
Class C Shares	316	1,257	2,263	4,786
Class I Shares	214	989	1,848	4,070
Class Y Shares	255	1,082	1,983	4,295

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the period from May 18, 2009 (commencement of operations) through March 31, 2010, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

Ivy Tax-Managed Equity Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of companies that IICO, the Fund’s investment manager, considers to be high in quality and attractive in their long-term investment potential. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities, primarily common stocks. IICO seeks stocks of growth-oriented companies that it believes have above-average earnings predictability and stability. While the Fund typically invests in the common stocks of large cap U.S. companies, it may invest in companies of any size, any industry or any country in order to achieve its objective. Large, or large cap, companies are typically companies with market capitalizations of at least $10 billion.

IICO manages the Fund using an investment strategy that is sensitive to the potential impact of Federal income tax on shareholders’ investment returns. The Fund’s tax-sensitive investment strategy is intended to lead to lower distributions of net investment income and realized capital gains than funds managed without regard to Federal income tax consequences.

In selecting companies, IICO typically invests for the long term and utilizes a bottom-up research strategy to identify companies that are leaders in growth industries and that IICO believes possess a sustainable competitive advantage and are positioned to maintain and build upon that status. IICO focuses on companies exhibiting high levels of profit margin and return on capital. The largest holdings of the Fund tend to be those for which IICO believes the market has materially underestimated the companies’ long-term earnings potential.

When deciding to sell a security, IICO considers the negative tax impact of realizing capital gains and, if applicable, the positive tax impact of realizing capital losses. However, IICO may sell a security at a realized gain if it determines that the potential tax cost is outweighed by the risk of continuing to own the security, to reduce the Fund’s holding in that security, or if more attractive investment opportunities are available. In addition, redemptions by shareholders may force the Fund to sell securities at an inopportune time, potentially resulting in realized gains.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■	Large Company Risk. A Fund with holdings of large capitalization company securities may underperform the market as a whole.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

Notwithstanding the Fund’s use of tax-management investment strategies, the Fund may have taxable income and may realize net capital gains from time to time. In addition, investors purchasing Fund shares when the Fund has large undistributed realized capital gains could receive a significant part of the purchase price of their shares back as a taxable capital gain distribution. Over time, securities with unrealized gains may comprise a substantial portion of the Fund’s assets. As well, state or Federal tax laws or regulations may be amended at any time and may include changes to applicable tax rates or capital gain holding periods that may be adverse to the Fund.

Domestic Equity Funds	Prospectus	35

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and/or Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. The performance information shown below prior to May 18, 2009 is the performance of the Class Y shares of Waddell & Reed Advisors Tax-Managed Equity Fund (“predecessor fund”), which reorganized as the Class I shares of Ivy Tax-Managed Equity Fund. The Fund is anticipated to be invested in a similar portfolio of securities, although the Fund may have different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Tax-Managed Equity Fund. If the Fund has higher expenses than the predecessor fund, the performance reflected below would be lower for the Fund.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class I shares, which reflect the returns of Class Y shares of the predecessor fund for certain time periods. After-tax returns for other Classes may vary.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 12.97% (the second quarter of 2009) and the lowest quarterly return was -19.20% (the fourth quarter of 2008). The Class I return for the year through June 30, 2010 was -9.49%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	Life of Class
Class I (began on 04-19-2000)
Return Before Taxes	28.45%	3.77%	0.47%
Return After Taxes on Distributions	28.45%	3.77%	0.43%
Return After Taxes on Distributions and Sale of Fund Shares	18.49%	3.23%	0.38%
Class A (began on 05-18-2009)
Return Before Taxes	N/A	N/A	13.56%
Class B (began on 05-18-2009)
Return Before Taxes	N/A	N/A	14.91%
Class C (began on 05-18-2009)
Return Before Taxes	N/A	N/A	19.02%
Class Y (began on 05-18-2009)
Return Before Taxes	N/A	N/A	20.49%
Indexes
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on April 30, 2000.)	37.21%	1.64%	-4.31%
Lipper Large-Cap Growth Funds Universe Average (net of fees and expenses) (Index comparison begins on April 30, 2000.)	35.08%	0.92%	-3.28%

36	Prospectus	Domestic Equity Funds

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Sarah C. Ross, Vice President of IICO, has managed the Fund since May 2009.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B and C: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Domestic Equity Funds	Prospectus	37

Ivy Value Fund

Objective

To provide long-term accumulation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%		2.00%		2.00%	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class I	Class Y
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses	0.90%	1.70%	1.00%	0.45%	0.59%
Total Annual Fund Operating Expenses	1.85%	3.40%	2.70%	1.15%	1.54%
Fee Waiver and/or Expense Reimbursement[2]	0.30%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.55%	3.40%	2.70%	1.15%	1.54%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 31, 2011, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to waive, reimburse or pay expenses that the Fund would otherwise pay to cap the ordinary operating expenses at 1.55% for Class A shares. Prior to that date, the expense limitation may not be terminated by IICO, IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$733	$1,095	$1,491	$2,596
Class B Shares	743	1,345	1,869	3,334
Class C Shares	273	838	1,430	3,032
Class I Shares	117	365	633	1,398
Class Y Shares	157	486	839	1,834

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$733	$1,095	$1,491	$2,596
Class B Shares	343	1,045	1,769	3,334
Class C Shares	273	838	1,430	3,032
Class I Shares	117	365	633	1,398
Class Y Shares	157	486	839	1,834

38	Prospectus	Domestic Equity Funds

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategies

Ivy Value Fund seeks to achieve its objective by investing in the common stocks of primarily large-cap, under-valued companies. The Fund seeks to invest in stocks that are, in the opinion of Ivy Investment Management Company (IICO), the Fund’s investment manager, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the Fund generally invests in large-cap companies (typically, companies with market capitalizations of at least $10 billion), it may invest in securities of any size company. The Fund seeks to be diversified across economic sectors in an effort to manage risk, and to prevent excess volatility.

IICO primarily utilizes fundamental, bottom-up research while considering a top-down (assess the market environment) and quantitative analysis to identify securities for the Fund. The Fund typically invests in what it considers to be undervalued stocks, or those stocks trading at a significant discount to the intrinsic value of the company. Companies are primarily valued by IICO based on cash flow generation, but other valuation factors are also considered such as price to earnings and price to book value. The Fund emphasizes those companies which have a clearly identifiable catalyst that IICO believes will help it achieve its intrinsic value. As well, IICO attempts to diversify the Fund’s holdings among sectors in an effort to minimize risk.

IICO will typically sell a stock when, in IICO’s opinion, it reaches an acceptable price, its fundamental factors have changed or it has performed below IICO’s expectations. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■	Large Company Risk. A Fund with holdings of large capitalization company securities may underperform the market as a whole.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

■

Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of IICO, undervalued. The value of a security believed by IICO to be undervalued may never reach what is believed to be its full value, or such security’s value may decrease.

Domestic Equity Funds	Prospectus	39

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and/or Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. For periods prior to December 8, 2003, the performance shown below is the performance of the Class A shares of Advantus Cornerstone Fund which along with its other classes of shares was reorganized on December 8, 2003 into Class A shares of Ivy Value Fund. For that time period, the Fund would have had substantially similar annual returns because the shares would have been invested in a similar portfolio of securities, but would differ to the extent that the Fund has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Value Fund. If those expenses were reflected, performance shown below would differ.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 19.74% (the third quarter of 2009) and the lowest quarterly return was -18.62% (the fourth quarter of 2008). The Class A return for the year through June 30, 2010 was -3.81%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years (or Life of Class)
Class A
Return Before Taxes	18.93%	-0.85%	0.22%
Return After Taxes on Distributions	18.85%	-1.21%	-0.06%
Return After Taxes on Distributions and Sale of Fund Shares	12.41%	-0.61%	0.20%
Class B (began on 12-08-2003)
Return Before Taxes	20.12%	-1.01%	2.00%
Class C (began on 12-08-2003)
Return Before Taxes	24.93%	-0.60%	2.22%
Class I (began on 04-02-2007)
Return Before Taxes	27.13%	N/A	-6.24%
Class Y (began on 12-08-2003)
Return Before Taxes	26.67%	0.61%	3.42%
Indexes
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	19.68%	-0.25%	2.46%
Lipper Large-Cap Value Funds Universe Average (net of fees and expenses)	23.10%	-0.25%	2.04%

40	Prospectus	Domestic Equity Funds

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Matthew T. Norris, Senior Vice President of IICO, has managed the Fund (and its predecessor fund) since July 2003.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B and C: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Domestic Equity Funds	Prospectus	41

Ivy Bond Fund

Objective

To provide a high level of current income consistent with prudent investment risk.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class E	Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%		2.00%		2.00%	2.00%	2.00%
Maximum Annual Maintenance Fee	None	None		None		$20	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class E	Class I	Class Y
Management Fees	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%	0.00%	0.25%
Other Expenses	0.44%	0.89%	0.43%	0.91%	0.32%	0.32%
Total Annual Fund Operating Expenses	1.21%	2.41%	1.95%	1.68%	0.84%	1.09%
Fee Waiver and/or Expense Reimbursement[2]	0.00%	0.00%	0.00%	0.47%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.21%	2.41%	1.95%	1.21%	0.84%	1.09%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 31, 2011, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to cap the expenses for the Fund’s Class E shares at 1.21%. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$691	$937	$1,202	$1,957
Class B Shares	644	1,051	1,385	2,448
Class C Shares	198	612	1,052	2,275
Class E Shares	711	1,075	1,479	2,597
Class I Shares	86	268	466	1,037
Class Y Shares	111	347	601	1,329

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$691	$937	$1,202	$1,957
Class B Shares	244	751	1,285	2,448
Class C Shares	198	612	1,052	2,275
Class E Shares	711	1,075	1,479	2,597
Class I Shares	86	268	466	1,037
Class Y Shares	111	347	601	1,329

42	Prospectus	Fixed Income Funds

Portfolio Turnover

The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 410% of the average value of its portfolio.

Principal Investment Strategies

Ivy Bond Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in bonds (for this purpose, “bonds” includes any debt security with an initial maturity greater than one year). The Fund invests in a variety of primarily investment-grade debt securities (including bonds rated BBB or higher by Standard & Poor’s (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Ivy Investment Management Company (IICO), the Fund’s investment manager, or Advantus Capital Management, Inc. (Advantus Capital), the Fund’s subadvisor, to be of comparable quality). Debt securities in which the Fund may invest include corporate and mortgage-backed securities, asset-backed securities, debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (U.S. government securities) and other debt obligations of U.S. banks or savings and loan associations. The Fund expects that under normal market circumstances the effective duration of its portfolio will range from four to seven years.

In selecting securities, Advantus Capital uses a bottom-up, fundamental approach by focusing on security selection and sector allocation. Advantus Capital also focuses on relative value trading among fixed-income securities, and considers factors such as security pricing, industry outlook, current and anticipated market and economic conditions, general levels of debt and issuer operations.

Generally, in determining whether to sell a security, Advantus Capital uses the same type of analysis that it uses in buying securities, including review of the security’s valuation and the issuer’s creditworthiness. Advantus Capital may also sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Extension Risk. A rise in interest rates could cause property owners to pay their mortgages more slowly than expected, resulting in slower payments of mortgage-backed securities and lengthening the average life of such security. This could cause their value to decline more than other fixed-income securities.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially bonds with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income.

■	Management Risk. Fund performance is primarily dependent on Advantus Capital’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

■

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed and asset-backed securities.

■

Non-Agency Securities Risk. The risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. Government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government. These securities may include, but are not limited to, securities issued by non-government entities, asset-backed securities (which represent interests in auto, consumer and/or credit card loans) and commercial mortgage-backed securities (which represent interests in commercial mortgage loans).

■

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding bonds held by the Fund, resulting in the Fund reinvesting its assets in securities with lower yields, which may cause a decline in its income.

Fixed Income Funds	Prospectus	43

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and/or Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. For periods prior to December 8, 2003, the performance shown below is the performance of the Class A shares of Advantus Bond Fund, which along with its other classes of shares, was reorganized on December 8, 2003 into Class A shares of Ivy Bond Fund. For that period, the Fund would have had substantially similar annual returns because the shares would have been invested in a similar portfolio of securities, but would differ to the extent that the Fund has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Bond Fund. If those expenses were reflected, performance shown below would differ.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 6.62% (the third quarter of 2009) and the lowest quarterly return was -3.89% (the fourth quarter of 2008). The Class A return for the year through June 30, 2010 was 5.68%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years (or Life of Class)
Class A
Return Before Taxes	7.41%	1.02%	4.23%
Return After Taxes on Distributions	5.97%	-0.45%	2.50%
Return After Taxes on Distributions and Sale of Fund Shares	5.22%	0.26%	2.82%
Class B (began on 12-08-2003)
Return Before Taxes	8.40%	0.83%	1.39%
Class C (began on 12-08-2003)
Return Before Taxes	13.13%	1.33%	1.62%
Class E (began on 04-02-2007)
Return Before Taxes	7.48%	N/A	-0.99%
Class I (began on 04-02-2007)
Return Before Taxes	14.42%	N/A	1.71%
Class Y (began on 12-08-2003)
Return Before Taxes	14.11%	2.20%	2.54%
Indexes
Citigroup Broad Investment Grade Index (reflects no deduction for fees, expenses or taxes)	5.07%	5.23%	6.47%
Lipper Corporate Debt Funds A Rated Universe Average (net of fees and expenses)	15.18%	3.47%	5.45%

44	Prospectus	Fixed Income Funds

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO) and sub-advised by Advantus Capital Management, Inc. (Advantus Capital).

Portfolio Managers

Christopher R. Sebald, Chief Information Officer and Executive Vice President of Advantus Capital, has managed the Fund (and its predecessor fund) since August 2003, Thomas B. Houghton, Vice President of Advantus Capital, has managed the Fund since April 2005 and David W. Land, Vice President of Advantus Capital, has managed the Fund since April 2005.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B, C and E: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B, Class C and Class E:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Fixed Income Funds	Prospectus	45

Ivy Global Bond Fund

Objectives

To seek, as a primary objective, a high level of current income. As a secondary objective, the Fund seeks capital growth when consistent with its primary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than thirty days)	2.00%	2.00%		2.00%		2.00%	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class I	Class Y
Management Fees	0.63%	0.63%	0.63%	0.63%	0.63%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses	0.44%	0.37%	0.34%	0.33%	0.34%
Total Annual Fund Operating Expenses	1.32%	2.00%	1.97%	0.96%	1.22%
Fee Waiver and/or Expense Reimbursement[2]	0.33%	0.26%	0.23%	0.22%	0.23%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.99%	1.74%	1.74%	0.74%	0.99%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 31, 2011, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees (as applicable) and/or shareholder servicing fees to cap the expenses as follows: Class A shares at 0.99%, Class B shares at 1.74%, Class C shares at 1.74%, Class I shares at 0.74% and Class Y shares at 0.99%. Prior to that date, the expense limitation may not be terminated by IICO, IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$670	$928	$1,217	$2,037
Class B Shares	577	893	1,145	2,123
Class C Shares	177	588	1,033	2,270
Class I Shares	76	277	502	1,151
Class Y Shares	101	356	640	1,449

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$670	$928	$1,217	$2,037
Class B Shares	177	593	1,045	2,123
Class C Shares	177	588	1,033	2,270
Class I Shares	76	277	502	1,151
Class Y Shares	101	356	640	1,449

46	Prospectus	Fixed Income Funds

Portfolio Turnover

The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

Ivy Global Bond Fund seeks to achieve its objectives by investing in a diversified portfolio of debt securities of foreign and U.S. issuers. During normal market conditions, the Fund invests at least 80% of its net assets in bonds (for this purpose, “bonds” includes any debt security with an initial maturity greater than one year). The Fund invests primarily in issuers of countries that are members of the Organisation of Economic Co-Operation and Development, the OECD. The Fund also may invest in issuers located in emerging markets, such as Brazil, Russia, India and China. The Fund may invest in securities issued by foreign or U.S. governments and in securities issued by foreign or U.S. companies of any size. The Fund may invest up to 100% of its total assets in securities denominated in currencies other than the U.S. dollar. The Fund may invest in bonds of any maturity.

Although the Fund invests primarily in investment grade securities, it may invest up to 35% of its total assets in non-investment grade bonds, commonly called junk bonds, that include bonds rated BB or below by Standard & Poor’s (S&P) or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by IICO to be of comparable quality. The Fund may invest in junk bonds of foreign issuers within emerging markets, and it will only invest in junk bonds if IICO deems the risks to be consistent with the Fund’s objectives. The Fund also may invest in equity securities of foreign and U.S. issuers to achieve income and/or its secondary objective of capital growth.

IICO may look at a number of factors in selecting securities for the Fund’s portfolio, including: identifying fundamental global themes; country analysis (economic, legislative/judicial and demographic trends); credit analysis of the issuer (financial strength, cash flow, balance sheet, management, strategy and accounting); the maturity, quality, and denomination (U.S. dollar, euro, yen) of the issue; domicile and market share of the issuer; and analysis of the issuer’s profit history through various economic cycles.

Generally, in determining whether to sell a debt security, IICO continues to analyze the factors considered for buying the security. IICO also considers its assumptions regarding a company, an industry, the markets, an individual economy and/or the global economy. IICO may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, and political considerations that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially bonds with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income.

■

Low-rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

Fixed Income Funds	Prospectus	47

■

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding bonds held by the Fund, resulting in the Fund reinvesting its assets in securities with lower yields, which may cause a decline in its income.

■

Small Company Risk. Fixed income securities of small capitalization issuers/companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such issuers’/companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger issuers/companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of small capitalization issuers/companies at the desired time.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and/or Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 4.49% (the second quarter of 2009) and the lowest quarterly return was 1.71% (the first quarter of 2009). The Class A return for the year through June 30, 2010 was 3.03%.

Average Annual Total Returns

as of December 31, 2009	1 Year	Life of Class
Class A (began on 04-04-2008)
Return Before Taxes	5.60%	0.20%
Return After Taxes on Distributions	4.69%	-0.70%
Return After Taxes on Distributions and Sale of Fund Shares	3.93%	-0.11%
Class B (began on 04-04-2008)
Return Before Taxes	7.22%	0.66%
Class C (began on 04-04-2008)
Return Before Taxes	11.22%	2.93%
Class I (began on 04-04-2008)
Return Before Taxes	12.32%	3.93%
Class Y (began on 04-04-2008)
Return Before Taxes	11.93%	3.67%
Indexes
Barclays Capital U.S. Dollar-Denominated Universal Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on March 31, 2008.)	8.59%	5.25%
Lipper Global Income Funds Universe Average (net of fees and expenses) (Index comparison begins on March 31, 2008.)	15.23%	3.19%

48	Prospectus	Fixed Income Funds

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Managers

Daniel J. Vrabac, Senior Vice President of IICO, has managed the Fund since April 2008 and Mark G. Beischel, Senior Vice President of IICO, has managed the Fund since April 2008.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B and C: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Fixed Income Funds	Prospectus	49

Ivy High Income Fund

Objectives

To provide, as its primary objective, a high level of current income. As a secondary objective, the Fund seeks capital growth when consistent with its primary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class E	Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%		2.00%		2.00%	2.00%	2.00%
Maximum Annual Maintenance Fee	None	None		None		$20	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class E	Class I	Class Y
Management Fees	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%	0.00%	0.25%
Other Expenses	0.27%	0.39%	0.22%	0.97%	0.21%	0.23%
Total Annual Fund Operating Expenses	1.13%	2.00%	1.83%	1.83%	0.82%	1.09%
Fee Waiver and/or Expense Reimbursement[2]	0.00%	0.00%	0.00%	0.47%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.13%	2.00%	1.83%	1.36%	0.82%	1.09%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 31, 2011, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to cap the expenses for the Fund’s Class E shares at 1.36%. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$684	$913	$1,161	$1,871
Class B Shares	603	927	1,178	2,103
Class C Shares	186	576	990	2,148
Class E Shares	726	1,119	1,552	2,750
Class I Shares	84	262	455	1,014
Class Y Shares	111	347	601	1,329

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$684	$913	$1,161	$1,871
Class B Shares	203	627	1,078	2,103
Class C Shares	186	576	990	2,148
Class E Shares	726	1,119	1,552	2,750
Class I Shares	84	262	455	1,014
Class Y Shares	111	347	601	1,329

50	Prospectus	Fixed Income Funds

Portfolio Turnover

The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies

Ivy High Income Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities of U.S. and foreign issuers, the risks of which are, in the judgment of Ivy Investment Management Company (IICO), the Fund’s investment manager, consistent with the Fund’s objectives. The Fund invests primarily in lower quality debt securities, which include securities rated BBB or below by Standard & Poor’s (S&P) or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by IICO to be of comparable quality. The Fund may invest an unlimited amount of its total assets in non-investment grade debt, or junk, which include securities rated BB to D- by S&P or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality. The Fund may invest in fixed-income securities of any maturity and in companies of any size.

IICO may look at a number of factors in selecting securities for the Fund, beginning with the economic environment, interest rate trends and industry fundamentals, progressing to analysis of the company’s fundamentals, including financial strength, growth of operating cash flows, strength of management, borrowing requirements, improving credit metrics, potential to improve credit standing, responsiveness to changes in interest rates and business conditions, strength of business model, and capital structure and future capital needs.

After IICO is comfortable with the business model of a company, it attempts to optimize the Fund’s risk/reward by investing in the debt portion of the capital structure believed to be most attractive, which may include secured bank loans or floating rate notes, unsecured high-yield bonds, and/or busted convertibles (a convertible security that is trading well below its conversion value).

Generally, in determining whether to sell a debt security, IICO considers the dynamics of an industry and/or company change or anticipated change, a change in strategy by a company, and/or a change in management’s consideration of its creditors.

IICO also may sell a security if, in IICO’s opinion, the price of the security has risen to fully reflect the company’s improved creditworthiness and other investments with greater potential exist. IICO may also sell a security to take advantage of more attractive investment opportunities, to reduce the Fund’s holding in that security or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial and political considerations that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially bonds with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income.

■

Liquidity Risk. Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.

■

Low-rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk”) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

■

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding bonds held by the Fund, resulting in the Fund reinvesting its assets in securities with lower yields, which may cause a decline in its income.

Fixed Income Funds	Prospectus	51

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class C shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and/or Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. The returns shown for Class C shares for periods prior to March 24, 2000 are based on the performance of the Fund’s prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B’s performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for 12 months or less.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown on the chart, the highest quarterly return was 16.13% (the second quarter of 2009) and the lowest quarterly return was -15.30% (the fourth quarter of 2008). The Class C return for the year through June 30, 2010 was 3.57%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years (or Life of Class)
Class C
Return Before Taxes	45.29%	5.57%	5.59%
Return After Taxes on Distributions	40.43%	2.91%	2.82%
Return After Taxes on Distributions and Sale of Fund Shares	30.63%	3.59%	3.39%
Class A (began on 07-03-2000)
Return Before Taxes	37.90%	5.14%	6.44%
Class B (began on 07-18-2000)
Return Before Taxes	40.88%	5.18%	6.12%
Class E (began on 04-02-2007)
Return Before Taxes	37.65%	N/A	3.50%
Class I (began on 04-02-2007)
Return Before Taxes	46.58%	N/A	6.85%
Class Y
Return Before Taxes	46.20%	6.56%	6.51%
Indexes
Citigroup High Yield Market Index (reflects no deduction for fees, expenses or taxes)	55.19%	5.98%	6.60%
Lipper High Current Yield Funds Universe Average (net of fees and expenses)	46.41%	4.36%	4.80%

52	Prospectus	Fixed Income Funds

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Bryan C. Krug, Senior Vice President of IICO, has managed the Fund since February 2006.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B, C and E: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B, Class C and Class E:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Fixed Income Funds	Prospectus	53

Ivy Limited-Term Bond Fund

Objective

To provide a high level of current income consistent with preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class E	Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	2.50%	None		None		2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%		2.00%		2.00%	2.00%	2.00%
Maximum Annual Maintenance Fee	None	None		None		$20	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class E	Class I	Class Y
Management Fees	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%	0.00%	0.25%
Other Expenses	0.26%	0.33%	0.22%	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses	1.00%	1.82%	1.71%	0.98%	0.73%	0.98%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$349	$560	$789	$1,444
Class B Shares	585	873	1,085	1,922
Class C Shares	174	539	928	2,019
Class E Shares	367	614	878	1,621
Class I Shares	75	233	406	906
Class Y Shares	100	312	542	1,201

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$349	$560	$789	$1,444
Class B Shares	185	573	985	1,922
Class C Shares	174	539	928	2,019
Class E Shares	367	614	878	1,621
Class I Shares	75	233	406	906
Class Y Shares	100	312	542	1,201

54	Prospectus	Fixed Income Funds

Portfolio Turnover

The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

Ivy Limited-Term Bond Fund seeks to achieve its objective by investing primarily in investment-grade, U.S. dollar-denominated, debt securities of primarily U.S. issuers. The Fund may invest in U.S. government securities, corporate debt securities, mortgage-backed securities including collateralized mortgage obligations (CMOs) and other asset-backed securities. The Fund seeks to identify relative value opportunities between these sectors of the fixed-income market. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds with limited-term maturities; therefore, the Fund seeks to maintain a dollar-weighted average maturity of not less than two years and not more than five years. Although the Fund primarily invests in large-cap companies, it may invest in companies of any size.

Investment grade debt securities include bonds rated BBB or higher by Standard & Poor’s (S&P) or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Ivy Investment Management Company (IICO), the Fund’s investment manager, to be of comparable quality.

IICO may look at a number of factors in selecting securities for the Fund’s portfolio, beginning with a review of the broad economic and financial trends in the U.S. and world markets. This process aids in the determination of economic fundamentals, which leads to sector allocation.

Within a sector, IICO typically considers the security’s current coupon, the maturity of the security, the relative value of the security based on historical yield information, the creditworthiness of the particular issuer (if not backed by the full faith and credit of the Treasury), and prepayment risks for mortgage-backed securities and other debt securities with call provisions.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities, including review of the security’s valuation and the issuer’s creditworthiness. IICO may also sell a security to take advantage of more attractive investment opportunities, to reduce the Fund’s holding in that security or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially bonds with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income.

■	Large Company Risk. A Fund with holdings of large capitalization company securities may underperform the market as a whole.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

■

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed and asset-backed securities.

■

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding bonds held by the Fund, resulting in the Fund reinvesting its assets in securities with lower yields, which may cause a decline in its income.

■

U.S. Government Securities Risk. Certain U.S. government securities, such as U.S. Treasury (Treasury) securities and securities issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. government. Other U.S. government securities, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Fixed Income Funds	Prospectus	55

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class C shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and/or Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. The returns shown for Class C shares for periods prior to March 24, 2000 are based on the performance of the Fund’s prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B’s performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for 12 months or less.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown on the chart, the highest quarterly return was 4.34% (the fourth quarter of 2008) and the lowest quarterly return was -1.83% (the second quarter of 2004). The Class C return for the year through June 30, 2010 was 2.46%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years (or Life of Class)
Class C
Return Before Taxes	5.23%	3.89%	4.06%
Return After Taxes on Distributions	4.32%	3.02%	2.96%
Return After Taxes on Distributions and Sale of Fund Shares	3.71%	2.96%	2.96%
Class A (began on 08-17-2000)
Return Before Taxes	3.34%	4.21%	4.54%
Class B (began on 07-03-2000)
Return Before Taxes	1.12%	3.67%	3.97%
Class E (began on 04-02-2007)
Return Before Taxes	3.47%	N/A	5.73%
Class I (began on 04-02-2007)
Return Before Taxes	6.29%	N/A	7.16%
Class Y
Return Before Taxes	6.02%	4.85%	5.03%
Indexes
Citigroup 1-5 yrs Treasury/Government Sponsored/Credit Index (reflects no deduction for fees, expenses or taxes)	4.62%	4.57%	5.42%
Lipper Short-Intermediate Investment Grade Debt Funds Universe Average (net of fees and expenses)	11.84%	3.70%	5.02%

56	Prospectus	Fixed Income Funds

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Mark Otterstrom, Senior Vice President of IICO, has managed the Fund since August 2008.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B, C and E: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B, Class C and Class E:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Fixed Income Funds	Prospectus	57

Ivy Mortgage Securities Fund

Objective

To provide a high level of current income consistent with prudent investment risk.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class E	Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%		2.00%		2.00%	2.00%	2.00%
Maximum Annual Maintenance Fee	None	None		None		$20	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class E	Class I	Class Y
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%	0.00%	0.25%
Other Expenses	0.66%	1.05%	0.65%	1.32%	0.37%	0.35%
Total Annual Fund Operating Expenses	1.41%	2.55%	2.15%	2.07%	0.87%	1.10%
Fee Waiver and/or Expense Reimbursement[2]	0.00%	0.00%	0.00%	0.93%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.41%	2.55%	2.15%	1.14%	0.87%	1.10%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 31, 2011, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to cap the expenses for the Fund’s Class E shares at 1.14%. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board of Trustees (Board).

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$710	$996	$1,302	$2,169
Class B Shares	658	1,093	1,455	2,606
Class C Shares	218	673	1,154	2,483
Class E Shares	705	1,132	1,615	2,942
Class I Shares	89	278	482	1,073
Class Y Shares	112	350	606	1,340

58	Prospectus	Fixed Income Funds

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$710	$996	$1,302	$2,169
Class B Shares	258	793	1,355	2,606
Class C Shares	218	673	1,154	2,483
Class E Shares	705	1,132	1,615	2,942
Class I Shares	89	278	482	1,073
Class Y Shares	112	350	606	1,340

Portfolio Turnover

The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 268% of the average value of its portfolio.

Principal Investment Strategies

Ivy Mortgage Securities Fund invests, under normal market conditions, at least 80% of its net assets in the mortgage and mortgage-related industry, including investment-grade securities representing interests in pools of mortgage loans, CMOs, commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities and asset-backed securities backed by home equity loans, auto loans, and other consumer loans. The Fund also may invest in interest rate derivatives primarily for hedging purposes and to adjust the overall duration of the portfolio.

In selecting securities, the Fund’s investment subadvisor, Advantus Capital Management, Inc. (Advantus Capital), follows a bottom-up, fundamental approach and considers factors that may include prepayment risk, liquidity, credit quality and the type of loan and collateral underlying the security, as well as trends in economic conditions, interest rates and the mortgage market. Advantus Capital also seeks undervalued or mispriced securities within the mortgage-related sectors. It does not place a primary focus on interest rate positions. The Fund expects that under normal circumstances the effective duration of its portfolio will range from one to seven years.

Generally, in determining whether to sell a security, Advantus Capital uses the same type of analysis that it uses in buying securities, including review of the security’s valuation and the issuer’s creditworthiness. Advantus Capital may also sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

The Fund may, but is not required to, use a range of derivative investment techniques in seeking to hedge various market risks (such as interest rates and broad or specific equity or fixed-income market movements).

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Concentration Risk. Because the Fund invests more than 25% of its total assets in the mortgage-related industry, the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market.

■

Derivatives Risk. A principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of Advantus as to certain movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used.

■

Extension Risk. A rise in interest rates could cause property owners to pay their mortgages more slowly than expected, resulting in slower payments of mortgage-backed securities and lengthening the average life of such security. This could cause their value to decline more than other fixed-income securities.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially bonds with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income.

■

Liquidity Risk. Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.

■	Management Risk. Fund performance is primarily dependent on Advantus Capital’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

Fixed Income Funds	Prospectus	59

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

■

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed and asset-backed securities.

■

Non-Agency Securities Risk. The risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. Government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government. These securities may include, but are not limited to, securities issued by non-government entities, asset-backed securities (which represent interests in auto, consumer and/or credit card loans) and commercial mortgage-backed securities (which represent interests in commercial mortgage loans).

■

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding bonds held by the Fund, resulting in the Fund reinvesting its assets in securities with lower yields, which may cause a decline in its income.

At a meeting held on May 25 and 26, 2010, the Board reaffirmed its prior approval of the merger of the Fund into Ivy Bond Fund, a series of the Trust. If shareholders of the Fund approve the merger, it is expected to be completed in the first quarter of 2011. For additional information regarding the investment strategies and principal risks of Ivy Bond Fund, please see that Fund’s summary prospectus.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and/or Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. For periods prior to December 8, 2003, the performance shown below is the performance of the Class A shares of Advantus Mortgage Securities Fund, which along with its other classes of shares, was reorganized on December 8, 2003 into Class A shares of Ivy Mortgage Securities Fund. For that period, the Fund would have had substantially similar annual returns because the shares would have been invested in a similar portfolio of securities, but would differ to the extent that the Fund has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Mortgage Securities Fund. If those expenses were reflected, performance shown below would differ.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 5.27% (the third quarter of 2009) and the lowest quarterly return was -11.50% (the fourth quarter of 2008). The Class A return for the year through June 30, 2010 was 5.18%.

60	Prospectus	Fixed Income Funds

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years (or Life of Class)
Class A
Return Before Taxes	3.57%	-1.87%	2.83%
Return After Taxes on Distributions	1.71%	-3.54%	0.79%
Return After Taxes on Distributions and Sale of Fund Shares	2.87%	-2.17%	1.57%
Class B (began on 12-18-2003)
Return Before Taxes	4.64%	-1.92%	-0.83%
Class C (began on 12-08-2003)
Return Before Taxes	9.15%	-1.49%	-0.59%
Class E (began on 04-02-2007)
Return Before Taxes	3.90%	N/A	-6.36%
Class I (began on 04-02-2007)
Return Before Taxes	10.56%	N/A	-3.62%
Class Y (began on 12-08-2003)
Return Before Taxes	10.33%	-0.54%	0.34%
Indexes
Barclays Capital Mortgage-Backed Securities Index (reflects no deduction for fees, expenses or taxes)	5.89%	5.78%	6.46%
Lipper U.S. Mortgage Funds Universe Average (net of fees and expenses)	9.10%	3.67%	5.02%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO) and sub-advised by Advantus Capital Management, Inc. (Advantus Capital).

Portfolio Manager

Christopher R. Sebald, Chief Information Officer and Executive Vice President of Advantus Capital, has managed the Fund (and its predecessor fund) since August 2003 and David W. Land, Vice President of Advantus Capital, has managed the Fund since April 2004.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B, C and E: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B, Class C and Class E:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Fixed Income Funds	Prospectus	61

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

62	Prospectus	Fixed Income Funds

Ivy Municipal Bond Fund

Objective

To provide income that is not subject to Federal income tax.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.25%	None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%		2.00%		2.00%	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class I		Class Y
Management Fees	0.52%	0.52%	0.52%	0.52%		0.52%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%		0.25%
Other Expenses	0.38%	0.40%	0.38%	0.39%	[2]	0.40%	[2]
Total Annual Fund Operating Expenses	1.15%	1.92%	1.90%	0.91%		1.17%
[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]	Other Expenses are based upon estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$537	$775	$1,031	$1,763
Class B Shares	595	903	1,137	2,043
Class C Shares	193	597	1,026	2,222
Class I Shares	93	290	504	1,120
Class Y Shares	119	372	644	1,420

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$537	$775	$1,031	$1,763
Class B Shares	195	603	1,037	2,043
Class C Shares	193	597	1,026	2,222
Class I Shares	93	290	504	1,120
Class Y Shares	119	372	644	1,420

Portfolio Turnover

The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Fixed Income Funds	Prospectus	63

Principal Investment Strategies

Ivy Municipal Bond Fund seeks to achieve its objective by investing, during normal market conditions, at least 80% of its net assets in tax-exempt municipal bonds, mainly of investment grade and of any maturity. Municipal bonds are obligations the interest on which is not includable in gross income for Federal income tax purposes, although a portion of such interest may be a tax preference item for purposes of the Federal alternative minimum tax (AMT) (tax preference item). Investment grade debt securities include bonds rated BBB or higher by Standard & Poor’s (S&P) or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Ivy Investment Management Company (IICO), the Fund’s investment manager, to be of comparable quality.

The Fund diversifies its holdings between two main types of municipal bonds:

■	general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority

■

revenue bonds, which are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or appropriated funds. Revenue bonds include certain private activity bonds (PABs), which finance privately operated facilities. Revenue bonds also include housing bonds that finance pools of single-family home mortgages and multi-family project mortgages, and student loan bonds that finance pools of student loans. Revenue bonds also include tobacco bonds that are issued by state-created special purpose entities as a means to securitize a state’s share of annual tobacco settlement revenues.

IICO primarily utilizes a cautious top-down management style that de-emphasizes aggressive interest rate strategies. IICO attempts to enhance Fund performance by utilizing opportunities presented by the shape and slope of the yield curve, while keeping the overall Fund duration within a tight range relative to the Fund’s stated benchmark. As an overlay to this core strategy, IICO attempts to identify and capitalize on relative value opportunities that exist between sectors, states (including U.S. possessions), security structures and ratings categories. Relative attractiveness to other taxable fixed-income asset classes, as well as municipal market supply/demand patterns and other technical factors, are monitored closely for opportunities.

IICO may look at a number of factors in selecting securities for the Fund’s portfolio. These include the security’s current coupon, the maturity, relative value and market yield of the security, the creditworthiness of the particular issuer or of the private company involved, the sector in which the security is identified, the structure of the security, including whether it has a call feature, and the state in which the security is issued.

IICO seeks to emphasize prudent diversification among sectors, states, security structures, position sizes and ratings categories, in an attempt to reduce overall portfolio risk and performance volatility as well as to emphasize capital preservation. However, the Fund may invest significantly in bonds payable from revenues derived from similar projects, such as those in the health care sector.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desired investment for the Fund. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■

Alternative Minimum Tax Risk. The Fund may invest in municipal bonds, the interest on which (and, therefore, Fund dividends attributable to such interest) is a tax preference item. If the Fund shareholder’s AMT liability increased as a result of such dividends, that would reduce the Fund’s after-tax return to the shareholder.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially bonds with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

■

Political, Legislative or Regulatory Risk. The municipal securities market generally or certain municipal securities in particular may be significantly affected by adverse political, legislative or regulatory changes or litigation at the Federal or state level.

■

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding bonds held by the Fund, resulting in the Fund reinvesting its assets in securities with lower yields, which may cause a decline in its income.

64	Prospectus	Fixed Income Funds

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class C shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and/or Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. The returns shown for Class C shares for periods prior to March 24, 2000 are based on the performance of the Fund’s prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B’s performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for 12 months or less.

The Class Y performance shown below from September 24, 2008 to October 8, 2009 is the performance of the Fund’s Class A shares. Class Y performance during these time periods has not been adjusted to reflect the Class Y expenses. If those expenses were reflected, the Class Y performance may differ.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown on the chart, the highest quarterly return was 7.86% (the third quarter of 2009) and the lowest quarterly return was -3.69% (the third quarter of 2008). The Class C return for the year through June 30, 2010 was 3.49%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years (or Life of Class)
Class C
Return Before Taxes	15.11%	2.67%	4.13%
Return After Taxes on Distributions	15.10%	2.64%	4.10%
Return After Taxes on Distributions and Sale of Fund Shares	11.10%	2.68%	3.98%
Class A (began on 09-15-2000)
Return Before Taxes	11.03%	2.58%	4.20%
Class B (began on 08-08-2000)
Return Before Taxes	11.02%	2.48%	3.83%
Class I (began on 11-03-2009)
Return Before Taxes	N/A	N/A	0.72%
Class Y
Return Before Taxes	12.44%	2.48%	4.39%
Indexes
Standard & Poor’s/Investortools Main Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	14.62%	4.17%	5.71%
Lipper General Municipal Debt Funds Universe Average (net of fees and expenses)	16.85%	2.91%	4.59%

Fixed Income Funds	Prospectus	65

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Bryan J. Bailey, Senior Vice President of IICO, has managed the Fund since August 2008 and previously, from June 2000 to March 2007.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B and C: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

Dividends paid from net investment income on tax-exempt municipal securities will be excludable from gross income for Federal income tax purposes. Dividends that are derived from interest paid on certain “private activity bonds” may be an item of tax preference if you are subject to the Federal alternative minimum tax. The tax treatment of dividends is the same whether they are taken in cash or reinvested. Distributions may be taxable as ordinary income or as capital gains.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

66	Prospectus	Fixed Income Funds

Ivy Municipal High Income Fund

Objective

To provide a high level of income that is not subject to Federal income tax.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.25%	None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%		2.00%		2.00%	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class I	Class Y
Management Fees	0.53%	0.53%	0.53%	0.53%	0.53%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses[2]	0.90%	0.85%	0.89%	1.00%	0.98%
Total Annual Fund Operating Expenses	1.68%	2.38%	2.42%	1.53%	1.76%
Fee Waiver and/or Expense Reimbursement[3]	0.73%	0.65%	0.65%	0.83%	0.66%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%	1.73%	1.77%	0.70%	1.10%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]	The percentage shown for Other Expenses is annualized based on expenses incurred during the period from May 18, 2009 (commencement of operations) through March 31, 2010.

[3]

Through July 31, 2011, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to waive, reimburse or pay expenses that the Fund would otherwise pay to cap the annual fund operating expenses at 0.95% for Class A shares, 1.73% for Class B shares, 1.77% for Class C shares, 0.70% for Class I shares, and 1.10% for Class Y shares. Prior to that date, the expense limitation may not be terminated by IICO, IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$518	$840	$1,210	$2,249
Class B Shares	576	958	1,291	2,473
Class C Shares	180	670	1,211	2,689
Class I Shares	72	373	727	1,727
Class Y Shares	112	467	871	1,999

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$518	$840	$1,210	$2,249
Class B Shares	176	658	1,191	2,473
Class C Shares	180	670	1,211	2,689
Class I Shares	72	373	727	1,727
Class Y Shares	112	467	871	1,999

Fixed Income Funds	Prospectus	67

Portfolio Turnover

The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the period from May 18, 2009 (commencement of operations) through March 31, 2010, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

Ivy Municipal High Income Fund seeks to achieve its objective by investing, during normal market conditions, at least 80% of its net assets in a diversified portfolio of tax-exempt municipal bonds. Municipal bonds are obligations, the interest on which is not includable in gross income for Federal income tax purposes, although a portion of such interest may be a tax preference item for purposes of the Federal alternative minimum tax (AMT) (tax preference item).

The Fund typically invests in bonds rated in the lower tier of investment grade (BBB by Standard & Poor’s (S&P) or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by IICO to be of comparable quality) or lower, including bonds rated below investment grade, or junk bonds, typically rated BB or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality. As well, the Fund invests primarily in municipal bonds with remaining maturities of 10 to 30 years. IICO’s view on interest rates largely determines the desired duration of the Fund’s holdings and how to structure the portfolio to achieve a duration target.

The Fund may invest in higher-quality municipal bonds at times when yield spreads are narrow and the higher yields do not justify the increased risk, and/or when, in the opinion of IICO, there is a lack of medium- and lower-quality securities in which to invest.

The Fund diversifies the majority of its holdings among revenue bonds:

■

revenue bonds are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or appropriated funds. Revenue bonds include certain private activity bonds (PABs), which finance privately operated facilities. Revenue bonds also include housing bonds that finance pools of single-family home mortgages and multi-family project mortgages and student loan bonds that finance pools of student loans. Revenue bonds also include tobacco bonds that are issued by state-created special purpose entities as a means to securitize a state’s share of annual tobacco settlement revenues.

IICO typically conducts a macro-economic analysis in conjunction with its security selection, and it may look at a number of factors in selecting individual securities for the Fund’s portfolio. These include the security’s current coupon, the maturity, relative value and market yield of the security, the creditworthiness of the particular issuer or of the private company involved, the sector in which the security is identified, the structure of the security, including whether it has a call feature, and the state in which the security is issued.

The Fund may invest significantly in PABs in general, in revenue bonds payable from revenues derived from similar projects, such as those in the health care and life care sectors, and in municipal bonds of issuers located in the same geographic area.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desired investment for the Fund, including consideration of the security’s current credit quality. As well, IICO may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■

Alternative Minimum Tax Risk. The Fund may invest in municipal bonds, the interest on which (and, therefore, Fund dividends attributable to such interest) is a tax preference item. If the Fund shareholder’s AMT liability increased as a result of such dividends, that would reduce the Fund’s after-tax return to the shareholder.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially bonds with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income.

■

Low-rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

68	Prospectus	Fixed Income Funds

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAV’s) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

■

Political, Legislative or Regulatory Risk. The municipal securities market generally or certain municipal securities in particular may be significantly affected by adverse political, legislative or regulatory changes or litigation at the Federal or state level.

■

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding bonds held by the Fund, resulting in the Fund reinvesting its assets in securities with lower yields, which may cause a decline in its income.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and/or Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. The performance information shown below prior to May 18, 2009 is the performance of the Class Y shares of Waddell & Reed Advisors Municipal High Income Fund (“predecessor fund”), which reorganized as the Class I shares of Ivy Municipal High Income Fund. The Fund is anticipated to be invested in a similar portfolio of securities, although the Fund may have different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Municipal High Income Fund. If the Fund has higher expenses than the predecessor fund, the performance reflected below would be lower for the Fund.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class I shares, which reflect the returns of Class Y shares of the predecessor fund for certain time periods. After-tax returns for other Classes may vary.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 12.98% (the third quarter of 2009) and the lowest quarterly return was -14.05% (the fourth quarter of 2008). The Class I return for the year through June 30, 2010 was 6.62%.

Fixed Income Funds	Prospectus	69

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years (or Life of Class)
Class I
Return Before Taxes	32.62%	4.62%	5.14%
Return After Taxes on Distributions	31.49%	3.33%	4.46%
Return After Taxes on Distributions and Sale of Fund Shares	22.90%	3.62%	4.61%
Class A (began on 05-18-2009)
Return Before Taxes	N/A	N/A	10.79%
Class B (began on 05-18-2009)
Return Before Taxes	N/A	N/A	10.10%
Class C (began on 05-18-2009)
Return Before Taxes	N/A	N/A	14.07%
Class Y (began on 05-18-2009)
Return Before Taxes	N/A	N/A	14.39%
Indexes
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	12.91%	4.32%	5.75%
Barclays Capital Municipal High Yield Index (reflects no deduction for fees, expenses or taxes) (The Fund’s benchmark changed from Barclays Capital Municipal Bond Index, effective October 2009. IICO believes that the Barclays Capital Municipal High Yield Index provides a better benchmark for the Fund in light of the types of securities in which the Fund invests. Both indexes are presented in this prospectus for comparison purposes.)	32.73%	2.63%	4.88%
Lipper High Yield Municipal Debt Funds Universe Average (net of fees and expenses)	30.79%	1.48%	3.81%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Michael J. Walls, Vice President of IICO, has managed the Fund since May 2009.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B and C: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

Dividends paid from net investment income on tax-exempt municipal securities will be excludable from gross income for Federal income tax purposes. Dividends that are derived from interest paid on certain “private activity bonds” may be an item of tax preference if you are subject to the Federal alternative minimum tax. The tax treatment of dividends is the same whether they are taken in cash or reinvested. Distributions may be taxable as ordinary income or as capital gains.

70	Prospectus	Fixed Income Funds

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Fixed Income Funds	Prospectus	71

Ivy Cundill Global Value Fund

Objective

To provide long-term capital growth. Any income realized will be incidental.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class E	Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than thirty days)	2.00%	2.00%		2.00%		2.00%	2.00%	2.00%
Maximum Annual Maintenance Fee	None	None		None		$20	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class E	Class I	Class Y
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%	0.00%	0.25%
Other Expenses	0.67%	0.81%	0.46%	1.38%	0.31%	0.30%
Total Annual Fund Operating Expenses	1.92%	2.81%	2.46%	2.63%	1.31%	1.55%
Fee Waiver and/or Expense Reimbursement[2]	0.00%	0.00%	0.00%	1.04%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.92%	2.81%	2.46%	1.59%	1.31%	1.55%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 31, 2011, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to cap the expenses for Class E shares at 1.59%. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$759	$1,143	$1,552	$2,689
Class B Shares	684	1,171	1,584	2,925
Class C Shares	249	767	1,311	2,796
Class E Shares	747	1,279	1,871	3,469
Class I Shares	133	415	718	1,579
Class Y Shares	158	490	845	1,845

72	Prospectus	Global/International Funds

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$759	$1,143	$1,552	$2,689
Class B Shares	284	871	1,484	2,925
Class C Shares	249	767	1,311	2,796
Class E Shares	747	1,279	1,871	3,469
Class I Shares	133	415	718	1,579
Class Y Shares	158	490	845	1,845

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

Ivy Cundill Global Value Fund invests primarily in equity securities of issuers located throughout the world, including emerging market countries, which Mackenzie Cundill Investment Management Ltd (Cundill), the Fund’s investment subadvisor, believes are trading below their estimated “intrinsic value.” The Fund may invest in issuers located in any country, in a company of any size and in issuers of any industry.

“Intrinsic value” is the perceived realizable market value, determined through Cundill’s analysis of the companies’ financial statements (and includes factors such as financial capacity on the balance sheet, earnings, cash flows, dividends, business prospects, management capabilities and other catalysts for potentially increasing shareholder value). Cundill utilizes a bottom-up, fundamental research driven approach in its selection of securities for the Fund and maintains a global focus with no index, sector, or country allocation constraints.

A security is typically sold when Cundill determines that its target value has been reached, or when a security’s price declines to the point that the investment has become unattractive. As well, Cundill may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Cundill may often use certain derivative investment techniques, such as foreign currency exchange transactions and forward foreign currency contracts, to hedge or decrease the Fund’s exposure to foreign currency risk.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Derivatives Risk. A principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of Cundill as to certain movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

■

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk. These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the judgment of Cundill as to certain market movements is incorrect, the risk of losses are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

■

Foreign Currency Risk. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency conversion also can be costly.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial and political considerations that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at

Global/International Funds	Prospectus	73

any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

■

Holdings Risk. The Fund’s portfolio tends to be invested in a relatively small number of stocks. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s net asset value than it would if the Fund invested in a larger number of securities.

■	Management Risk. Fund performance is primarily dependent on Cundill’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

■

Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of Cundill, undervalued. The value of a security believed by Cundill to be undervalued may never reach what is believed to be its full value, or such security’s value may decrease.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and/or Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 19.30% (the second quarter of 2009) and the lowest quarterly return was -17.89% (the fourth quarter of 2008). The Class A return for the year through June 30, 2010 was -7.48%.

74	Prospectus	Global/International Funds

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	Life of Class
Class A (began on 09-04-2001)
Return Before Taxes	22.20%	1.05%	4.64%
Return After Taxes on Distributions	22.04%	0.30%	3.96%
Return After Taxes on Distributions and Sale of Fund Shares	14.69%	0.94%	3.94%
Class B (began on 09-26-2001)
Return Before Taxes	24.38%	1.17%	5.70%
Class C (began on 10-19-2001)
Return Before Taxes	28.92%	1.62%	5.61%
Class E (began on 04-02-2007)
Return Before Taxes	22.54%	N/A	-8.37%
Class I (began on 04-02-2007)
Return Before Taxes	30.40%	N/A	-5.56%
Class Y (began on 07-24-2003)
Return Before Taxes	30.50%	2.78%	7.38%
Indexes
MSCI World Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on September 30, 2001.)	29.99%	2.01%	4.76%
Lipper Global Small-/Mid-Cap Funds Universe Average (net of fees and expenses) (Lipper average comparison begins on September 30, 2001.)	42.15%	2.92%	7.78%
Lipper Global Multi-Cap Value Funds Universe Average (net of fees and expenses) (Lipper changed the Fund’s Lipper peer group classification to Lipper Global Multi-Cap Value Funds Universe Average, effective April 8, 2010. Both category averages are presented in this prospectus for comparison purposes.) (Lipper average comparison begins on September 30, 2001.)	35.81%	4.44%	8.38%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO) and sub-advised by Mackenzie Cundill Investment Management Ltd. (Cundill).

Portfolio Managers

Andrew Massie, Vice President, Investment Management, and Portfolio Manager and Research Analyst for Cundill, has managed the Fund since December 2007 and James Thompson, Jr., Senior Vice President and Team Lead, Investments and Research for Cundill, has co-managed the Fund since April 2009.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B, C and E: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B, Class C and Class E:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Global/International Funds	Prospectus	75

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

76	Prospectus	Global/International Funds

Ivy European Opportunities Fund

Objective

To provide long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than thirty days)	2.00%	2.00%		2.00%		2.00%	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class I	Class Y
Management Fees	0.93%	0.93%	0.93%	0.93%	0.93%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses	0.80%	1.03%	0.62%	0.30%	0.33%
Total Annual Fund Operating Expenses	1.98%	2.96%	2.55%	1.23%	1.51%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$764	$1,161	$1,581	$2,749
Class B Shares	699	1,215	1,657	3,050
Class C Shares	258	793	1,355	2,885
Class I Shares	125	390	676	1,489
Class Y Shares	154	477	824	1,802

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$764	$1,161	$1,581	$2,749
Class B Shares	299	915	1,557	3,050
Class C Shares	258	793	1,355	2,885
Class I Shares	125	390	676	1,489
Class Y Shares	154	477	824	1,802

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 100% of the average value of its portfolio.

Global/International Funds	Prospectus	77

Principal Investment Strategies

Ivy European Opportunities Fund invests, under normal market conditions, at least 80% of its net assets in the equity securities of European companies of any size, which may include: large European companies, European companies of any size that provide growth opportunities, small-capitalization companies in the more developed markets of Europe, and companies operating in Europe’s emerging markets.

Ivy Investment Management Company (IICO), the Fund’s investment manager, uses a “bottom-up” investment approach, by focusing on what it believes are the best investment opportunities, regardless of market capitalization. Company selection is generally based on an analysis of a wide range of fundamental factors, including: profitability, competitive advantage, sustainable growth rate, companies with increasing emerging market exposure, as well as factors such as market position, strategic outlook and management strength. Country and sector allocation decisions are driven by the company selection process.

Generally, in determining whether to sell a security, IICO chooses to do so when it believes that the security’s valuation has exceeded its target, or IICO loses confidence in the management of the company, or when the security fails to meet earnings growth expectations. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

■

Foreign Currency Risk. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency conversion also can be costly.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial and political considerations that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

■

Regional Focus Risk. Focusing on a single geographic region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular region, market swings in that region will have a greater effect on Fund performance than they would in a more geographically diversified equity fund.

78	Prospectus	Global/International Funds

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and/or Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 44.83% (the first quarter of 2000) and the lowest quarterly return was -22.23% (the third quarter of 2008). The Class A return for the year through June 30, 2010 was -14.94%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years (or Life of Class)
Class A
Return Before Taxes	20.61%	0.27%	5.28%
Return After Taxes on Distributions	20.31%	-0.57%	4.67%
Return After Taxes on Distributions and Sale of Fund Shares	13.85%	0.42%	4.62%
Class B
Return Before Taxes	22.81%	0.48%	5.02%
Class C
Return Before Taxes	27.31%	0.81%	5.12%
Class I (began on 04-02-2007)
Return Before Taxes	29.07%	N/A	-11.41%
Class Y (began on 07-24-2003)
Return Before Taxes	28.74%	1.76%	11.34%
Indexes
MSCI Europe Index (reflects no deduction for fees, expenses or taxes)	35.83%	3.93%	1.98%
Lipper European Region Funds Universe Average (net of fees and expenses)	36.56%	3.99%	3.05%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Thomas A. Mengel, Senior Vice President of IICO, has managed the Fund since July 2009.

Global/International Funds	Prospectus	79

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B and C: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

80	Prospectus	Global/International Funds

Ivy International Balanced Fund

Objective

To provide a high level of total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class E	Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than thirty days)	2.00%	2.00%		2.00%		2.00%	2.00%	2.00%
Maximum Annual Maintenance Fee	None	None		None		$20	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class E	Class I	Class Y
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%	0.00%	0.25%
Other Expenses	0.56%	0.86%	0.45%	1.40%	0.30%	0.31%
Total Annual Fund Operating Expenses	1.51%	2.56%	2.15%	2.35%	1.00%	1.26%
Fee Waiver and/or Expense Reimbursement[2]	0.00%	0.00%	0.00%	1.02%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.51%	2.56%	2.15%	1.33%	1.00%	1.26%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 31, 2011, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to cap the expenses for Class E shares at 1.33%. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$720	$1,025	$1,351	$2,273
Class B Shares	659	1,096	1,460	2,638
Class C Shares	218	673	1,154	2,483
Class E Shares	723	1,202	1,740	3,206
Class I Shares	102	318	552	1,225
Class Y Shares	128	400	692	1,523

Global/International Funds	Prospectus	81

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$720	$1,025	$1,351	$2,273
Class B Shares	259	796	1,360	2,638
Class C Shares	218	673	1,154	2,483
Class E Shares	723	1,202	1,740	3,206
Class I Shares	102	318	552	1,225
Class Y Shares	128	400	692	1,523

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 131% of the average value of its portfolio.

Principal Investment Strategies

Ivy International Balanced Fund invests principally in equity and debt securities traded in largely developed European and Asian/Pacific Basin markets, of issuers of any size, and in investment grade debt securities issued by governmental agencies and corporations. To attempt to enhance return, the Fund may also invest in countries with new or comparatively undeveloped and emerging economies.

Normally, the Fund invests approximately 50% to 70% of its total assets in international equity securities and approximately 30% to 50% of its total assets in international investment-grade debt securities. The Fund considers the risk and reward trade-off among equities, fixed income and cash to maximize total return. The allocation among asset classes is determined through a balance between a top-down outlook for the global economy and relative valuation.

Ivy Investment Management Company (IICO), the Fund’s investment manager, primarily uses a disciplined approach while looking for investment opportunities around the world, preferring cash-generating, well-managed and reasonably valued companies that are exposed to global investment themes which IICO expects to yield above-average growth. IICO uses a top-down, macro thematic approach, along with a bottom-up stock selection process, and uses a combination of country analysis, industry dynamics, and individual stock selection in comprising the portfolio. Although the Fund may invest in companies of any size, it typically has more exposure to large-cap issuers. Debt securities are selected, after an analysis of trends in interest rates and economic conditions, based on IICO’s judgment as to which securities are more likely to perform well under those conditions.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities of that type. For example, IICO may sell a security if it believes the security no longer offers significant growth potential, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer’s country. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

■

Foreign Currency Risk. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency conversion also can be costly.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial and political considerations that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially bonds with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income.

82	Prospectus	Global/International Funds

■	Large Company Risk. A Fund with holdings of large capitalization company securities may underperform the market as a whole.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

■

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding bonds held by the Fund, resulting in the Fund reinvesting its assets in securities with lower yields, which may cause a decline in its income.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and/or Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. For periods prior to December 8, 2003, the performance shown below is the performance of the Class A shares of Advantus International Balanced Fund which along with its other classes of shares was reorganized on December 8, 2003 into Class A shares of Ivy International Balanced Fund. For that time period, the Fund would have had substantially similar annual returns because the shares would have been invested in a similar portfolio of securities, but would differ to the extent that the Fund has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of Ivy International Balanced Fund. If those expenses were reflected, performance shown below would differ.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 19.24% (the second quarter of 2009) and the lowest quarterly return was -15.82% (the fourth quarter of 2008). The Class A return for the year through June 30, 2010 was -7.78%.

Global/International Funds	Prospectus	83

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years (or Life of Class)
Class A
Return Before Taxes	20.72%	2.57%	5.14%
Return After Taxes on Distributions	20.66%	1.47%	4.06%
Return After Taxes on Distributions and Sale of Fund Shares	13.53%	2.02%	4.12%
Class B (began on 12-08-2003)
Return Before Taxes	22.69%	2.57%	5.63%
Class C (began on 12-08-2003)
Return Before Taxes	27.30%	3.03%	5.90%
Class E (began on 04-02-2007)
Return Before Taxes	21.07%	N/A	-4.94%
Class I (began on 04-02-2007)
Return Before Taxes	28.88%	N/A	-2.20%
Class Y (began on 12-08-2003)
Return Before Taxes	28.43%	3.90%	6.84%
Indexes
J.P. Morgan Non-U.S. Government Bond Index (reflects no deduction for fees, expenses or taxes)	3.94%	4.56%	6.67%
MSCI AC World ex U.S.A. Index (reflects no deduction for fees, expenses or taxes)	41.45%	5.83%	2.71%
Lipper Mixed-Asset Target Allocation Growth Funds Universe Average (net of fees and expenses)	25.28%	1.93%	1.91%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

John C. Maxwell, Senior Vice President of IICO, has managed the Fund since April 2009.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B, C and E: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B, Class C and Class E:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

84	Prospectus	Global/International Funds

Ivy International Core Equity Fund

Objectives

To provide long-term capital growth. Consideration of current income is secondary to this principal objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class E	Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than thirty days)	2.00%	2.00%		2.00%		2.00%	2.00%	2.00%
Maximum Annual Maintenance Fee	None	None		None		$20	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class E	Class I	Class Y
Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%	0.00%	0.25%
Other Expenses	0.49%	0.69%	0.36%	1.43%	0.27%	0.26%
Total Annual Fund Operating Expenses	1.59%	2.54%	2.21%	2.53%	1.12%	1.36%
Fee Waiver and/or Expense Reimbursement[2]	0.00%	0.00%	0.00%	1.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.59%	2.54%	2.21%	1.53%	1.12%	1.36%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 31, 2011, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to cap the expenses for the Fund’s Class E shares at 1.53%. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$727	$1,048	$1,391	$2,356
Class B Shares	657	1,091	1,450	2,643
Class C Shares	224	691	1,185	2,544
Class E Shares	742	1,256	1,829	3,380
Class I Shares	114	356	617	1,363
Class Y Shares	138	431	745	1,635

Global/International Funds	Prospectus	85

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$727	$1,048	$1,391	$2,356
Class B Shares	257	791	1,350	2,643
Class C Shares	224	691	1,185	2,544
Class E Shares	742	1,256	1,829	3,380
Class I Shares	114	356	617	1,363
Class Y Shares	138	431	745	1.635

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

Principal Investment Strategies

Ivy International Core Equity Fund invests, under normal market conditions, at least 80% of its net assets in equity securities principally traded in largely developed European and Asian/Pacific Basin markets. To enhance potential return, the Fund may invest in issuers located or doing business in countries with new or comparatively underdeveloped economies.

Ivy Investment Management Company (IICO), the Fund’s investment manager, primarily uses a disciplined approach while looking for investment opportunities around the world (including countries with new or comparatively undeveloped economies), preferring cash-generating, well-managed and reasonably valued companies that are exposed to global investment themes which IICO believes will yield above-average growth. IICO uses a top-down, macro thematic approach along with a bottom-up stock selection process, and uses a combination of country analysis, industry dynamics, and individual stock selection in comprising the portfolio. Although the Fund may invest in companies of any size, it typically has more exposure to large-cap issuers. Some of the Fund’s investments may produce income (such as dividends), although it is not always a primary objective of the Fund.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities of that type. For example, IICO may sell a security if it believes the security no longer offers significant growth potential, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer’s country. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

■

Foreign Currency Risk. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency conversion also can be costly.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial and political considerations that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

■	Large Company Risk. A Fund with holdings of large capitalization company securities may underperform the market as a whole.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

86	Prospectus	Global/International Funds

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and/or Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 27.15% (the second quarter of 2009) and the lowest quarterly return was -22.75% (the third quarter of 2002). The Class A return for the year through June 30, 2010 was -11.86%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years (or Life of Class)
Class A
Return Before Taxes	35.94%	8.13%	3.53%
Return After Taxes on Distributions	35.77%	7.36%	3.12%
Return After Taxes on Distributions and Sale of Fund Shares	23.58%	6.99%	3.00%
Class B
Return Before Taxes	38.90%	8.37%	3.08%
Class C
Return Before Taxes	43.31%	8.66%	3.13%
Class E (began on 04-02-2007)
Return Before Taxes	36.00%	N/A	-3.70%
Class I (began on 04-02-2007)
Return Before Taxes	45.03%	N/A	-0.85%
Class Y (began on 07-24-2003)
Return Before Taxes	44.59%	9.60%	13.04%
Indexes
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	31.78%	3.54%	1.17%
Lipper International Large-Cap Core Funds Universe Average (net of fees and expenses)	29.55%	3.39%	0.38%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

John C. Maxwell, Senior Vice President of IICO, has managed the Fund since January 2009.

Global/International Funds	Prospectus	87

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B, C and E: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B, Class C and Class E:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

88	Prospectus	Global/International Funds

Ivy International Growth Fund

Objectives

To provide long-term growth. Consideration of current income is secondary to this principal objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than thirty days)	2.00%	2.00%		2.00%		2.00%	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class I	Class Y
Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.20%	1.00%	1.00%	0.00%	0.25%
Other Expenses	0.56%	0.84%	0.77%	0.33%	0.38%
Total Annual Fund Operating Expenses	1.61%	2.69%	2.62%	1.18%	1.48%
Fee Waiver and/or Expense Reimbursement[2]	0.00%	0.00%	0.00%	0.00%	0.06%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.61%	2.69%	2.62%	1.18%	1.42%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 31, 2011, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to cap the expenses for the Fund’s Class Y shares at 1.42%. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$729	$1,054	$1,401	$2,376
Class B Shares	672	1,135	1,525	2,761
Class C Shares	265	814	1,390	2,954
Class I Shares	120	375	649	1,432
Class Y Shares	145	460	800	1,762

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$729	$1,054	$1,401	$2,376
Class B Shares	272	835	1,425	2,761
Class C Shares	265	814	1,390	2,954
Class I Shares	120	375	649	1,432
Class Y Shares	145	460	800	1,762

Global/International Funds	Prospectus	89

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.

Principal Investment Strategies

Ivy International Growth Fund seeks to achieve its objectives by investing primarily in common stocks of foreign companies that Ivy Investment Management Company (IICO), the Fund’s investment manager, believes have the potential for long-term growth represented by economic expansion within a country or region, are competitively well-positioned, gaining market share and are in markets that are growing faster than their economies. The Fund primarily invests in issuers of developed countries, with an emphasis on issuers or companies located in Continental Europe, the United Kingdom and Japan, although the Fund may invest in issuers in or doing business in any country or region around the globe, including emerging markets. The Fund may also invest in companies of any size.

IICO utilizes a research-based investment process that blends top-down global economic analysis with bottom-up stock selection. After identifying promising opportunities around the world, IICO seeks strong companies in industries which it believes are growing faster than their underlying economies. IICO may look at a number of factors in selecting securities for the Fund’s portfolio, including: a company’s competitive position and its sustainability, a company’s growth and earnings potential and valuation, a company’s financials, including cash flow and balance sheet, management of the company, strength of the industry, and applicable economic, market and political conditions of the country in which the company is located.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities. For example, IICO may sell a security if it believes the security no longer offers significant growth potential, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer’s country. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

■

Foreign Currency Risk. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency conversion also can be costly.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial and political considerations that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

90	Prospectus	Global/International Funds

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and/or Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 20.48% (the second quarter of 2009) and the lowest quarterly return was -23.02% (the third quarter of 2002). The Class A return for the year through June 30, 2010 was -10.46%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years (or Life of Class)
Class A
Return Before Taxes	20.30%	3.45%	-1.33%
Return After Taxes on Distributions	20.15%	3.36%	-2.09%
Return After Taxes on Distributions and Sale of Fund Shares	13.44%	2.97%	-1.24%
Class B
Return Before Taxes	22.22%	3.37%	-1.82%
Class C
Return Before Taxes	26.31%	3.65%	-1.76%
Class I (began on 04-02-2007)
Return Before Taxes	28.24%	N/A	-5.34%
Class Y (began on 07-24-2003)
Return Before Taxes	28.00%	4.76%	8.25%
Indexes
MSCI EAFE Growth Index (reflects no deduction for fees, expenses or taxes)	29.36%	3.65%	-1.31%
Lipper International Large-Cap Growth Funds Universe Average (net of fees and expenses)	33.44%	4.21%	0.43%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

F. Chace Brundige, Vice President of IICO, has managed the Fund since January 2009.

Global/International Funds	Prospectus	91

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B and C: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

92	Prospectus	Global/International Funds

Ivy Managed European/Pacific Fund

Objective

To provide long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than thirty days)	2.00%	2.00%		2.00%		2.00%	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class I	Class Y
Management Fees	0.05%	0.05%	0.05%	0.05%	0.05%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses	0.36%	0.55%	0.38%	0.18%	0.25%
Acquired Fund Fees and Expenses (estimated indirect expenses of underlying funds)	1.29%	1.29%	1.29%	1.29%	1.29%
Total Annual Fund Operating Expenses[2]	1.95%	2.89%	2.72%	1.52%	1.84%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

The Total Annual Fund Operating Expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$762	$1,152	$1,567	$2,719
Class B Shares	692	1,195	1,623	2,991
Class C Shares	275	844	1,440	3,051
Class I Shares	155	480	829	1,813
Class Y Shares	187	579	995	2,159

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$762	$1,152	$1,567	$2,719
Class B Shares	292	895	1,523	2,991
Class C Shares	275	844	1,440	3,051
Class I Shares	155	480	829	1,813
Class Y Shares	187	579	995	2,159

Global/International Funds	Prospectus	93

Portfolio Turnover

The Fund will not incur transaction costs, such as commissions, when it buys and sell shares of the underlying funds (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Fund were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs and could result in higher taxes when Fund shares are held in a taxable account. Such costs, if incurred, would not be reflected in annual portfolio operating expenses or in the example and would affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

Ivy Managed European/Pacific Fund seeks to enable investors to own a portfolio of stocks of European and Asian companies by investing primarily in Class I shares of Ivy European Opportunities Fund and Ivy Pacific Opportunities Fund (each, an underlying fund). Each underlying fund, in turn, invests in a diversified portfolio of primarily foreign equity securities of issuers located/operating within Europe and Asia, respectively. IICO believes that these regions can complement one another in seeking to achieve the Fund’s objective.

The Board of Trustees of Ivy Funds, based upon the recommendation of Ivy Investment Management Company (IICO), the Fund’s investment manager, has authorized the following target allocation ranges for investment of the Fund’s assets in specific underlying funds, although IICO expects the allocation will change over time:

Underlying Fund	Maximum Allocation	Minimum Allocation
Ivy European Opportunities Fund	90%	10%
Ivy Pacific Opportunities Fund	90%	10%

The Fund also may purchase shares of a registered investment company not affiliated with the Ivy Family of Funds (an “unaffiliated fund”), provided that, immediately after such purchase, the Fund does not own more than 3% of the total outstanding stock of such unaffiliated fund. The Fund anticipates that investments in unaffiliated funds will be minimal, if any.

IICO monitors the Fund’s holdings and cash flow and, in general, manages them as needed in order to maintain the Fund’s target allocations. IICO does not intend to trade actively among the underlying funds nor does it intend to attempt to capture short-term market opportunities. However, in seeking to enhance performance, IICO may change allocations within the stated ranges. IICO may modify the above-specified target asset allocations for the Fund and also may modify, from time to time, the underlying funds selected for the Fund. In addition, the percentage specified at the high end of the investment range for an underlying Fund is a target, and from time to time, IICO or market movements (or a combination of both) may cause the Fund’s investment in an underlying Fund to temporarily exceed its target percentage.

By owning shares of the underlying funds, the Fund indirectly holds primarily equity securities of any size European company and of companies whose securities are traded mainly on markets located within the Pacific region, organized under the laws of a Pacific region country or issued by any company with more than half of its business in the Pacific region. Examples of Pacific region countries include China, Hong Kong, Malaysia, South Korea, Taiwan, Singapore, Thailand, Indonesia, Australia, India, Philippines and Vietnam.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

■

Foreign Currency Risk. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency conversion also can be costly.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial and political considerations that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

■

Fund of Funds Risk. The ability of the Fund to meet its investment objectives is directly related to its target allocations among the underlying funds and the ability of those funds to meet their investment objectives. The Fund’s share price will likely change daily based on the performance of the underlying funds.

■

Investment Company Securities Risk. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees.

94	Prospectus	Global/International Funds

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of multiple indexes. The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 33.27% (the second quarter of 2009) and the lowest quarterly return was -22.76% (the third quarter of 2008). The Class A return for the year through June 30, 2010 was -7.90%.

Average Annual Total Returns

as of December 31, 2009	1 Year	Life of Class
Class A (began on 04-02-2007)
Return Before Taxes	43.89%	-4.92%
Return After Taxes on Distributions	43.84%	-6.01%
Return After Taxes on Distributions and Sale of Fund Shares	28.58%	-4.40%
Class B (began on 04-02-2007)
Return Before Taxes	47.66%	-4.63%
Class C (began on 04-02-2007)
Return Before Taxes	51.88%	-3.63%
Class I (began on 04-02-2007)
Return Before Taxes	53.01%	-2.40%
Class Y (began on 04-02-2007)
Return Before Taxes	52.57%	-2.78%
Indexes
MSCI AC Asia ex Japan Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on March 31, 2007.)	72.53%	5.09%
MSCI Europe Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on March 31, 2007.)	35.83%	-7.89%

Global/International Funds	Prospectus	95

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Michael L. Avery, Chief Investment Officer and Executive Vice President of IICO, has managed the Fund since April 2007.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B and C: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

96	Prospectus	Global/International Funds

Ivy Managed International Opportunities Fund

Objectives

To seek capital growth and, to a lesser extent, income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than thirty days)	2.00%	2.00%		2.00%		2.00%	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class I	Class Y
Management Fees	0.05%	0.05%	0.05%	0.05%	0.05%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses	0.25%	0.38%	0.27%	0.11%	0.28%
Acquired Fund Fees and Expenses (estimated indirect expenses of underlying funds)	1.16%	1.16%	1.16%	1.16%	1.16%
Total Annual Fund Operating Expenses[2]	1.71%	2.59%	2.48%	1.32%	1.74%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

The Total Annual Fund Operating Expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$739	$1,083	$1,450	$2,478
Class B Shares	662	1,105	1,475	2,710
Class C Shares	251	773	1,321	2,816
Class I Shares	134	418	723	1,590
Class Y Shares	177	548	944	2,052

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$739	$1,083	$1,450	$2,478
Class B Shares	262	805	1,375	2,710
Class C Shares	251	773	1,321	2,816
Class I Shares	134	418	723	1,590
Class Y Shares	177	548	944	2,052

Global/International Funds	Prospectus	97

Portfolio Turnover

The Fund will not incur transaction costs, such as commissions, when it buys and sell shares of the underlying funds (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Fund were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs and could result in higher taxes when Fund shares are held in a taxable account. Such costs, if incurred, would not be reflected in annual portfolio operating expenses or in the example and would affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

Ivy Managed International Opportunities Fund seeks to provide investors a well-diversified portfolio of international stocks, as well as a modest amount of bonds, by investing primarily in Class I shares of the Ivy Family of Funds international mutual funds, as identified below. Each underlying fund, in turn, invests in a diversified portfolio of primarily foreign equity securities of issuers in developed as well as emerging markets, and, to a lesser extent, a mixture of investment grade bonds issued by foreign corporations and governments.

The Board of Trustees of Ivy Funds, based upon the recommendation of Ivy Investment Management Company (IICO), the Fund’s investment manager, has authorized the following target allocation ranges for investment of the Fund’s assets in specific underlying funds, although IICO expects the allocation will change over time:

Underlying Fund	Maximum Allocation	Minimum Allocation
Ivy European Opportunities Fund	60%	10%
Ivy International Balanced Fund	60%	10%
Ivy International Core Equity Fund	60%	10%
Ivy International Growth Fund	60%	10%
Ivy Pacific Opportunities Fund	60%	10%

The Fund also may purchase shares of a registered investment company not affiliated with the Ivy Family of Funds (an “unaffiliated fund”), provided that, immediately after such purchase, the Fund does not own more than 3% of the total outstanding stock of such unaffiliated fund. The Fund anticipates that investments in unaffiliated funds will be minimal, if any.

IICO monitors the Fund’s holdings and cash flow and, in general, manages them as needed in order to maintain the Fund’s target allocations. IICO does not intend to trade actively among the underlying funds nor does it intend to attempt to capture short-term market opportunities. However, in seeking to enhance performance, IICO may change allocations within the stated ranges. IICO may modify the above-specified target asset allocations for the Fund and also may modify, from time to time, the underlying funds selected for the Fund. In addition, the percentage specified at the high end of the investment range for an underlying Fund is a target, and from time to time, IICO or market movements (or a combination of both) may cause the Fund’s investment in an underlying Fund to temporarily exceed its target percentage.

By owning shares of the underlying funds, the Fund indirectly holds primarily equity securities of any size European company and of companies whose securities are traded mainly on markets located within the Pacific region, organized under the laws of a Pacific region country or issued by any company with more than half of its business in the Pacific region. Examples of Pacific region countries include China, Hong Kong, Malaysia, South Korea, Taiwan, Singapore, Thailand, Indonesia, Australia, India, Philippines and Vietnam.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

■

Foreign Currency Risk. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency conversion also can be costly.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial and political considerations that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

■

Fund of Funds Risk. The ability of the Fund to meet its investment objectives is directly related to its target allocations among the underlying funds and the ability of those funds to meet their investment objectives. The Fund’s share price will likely change daily based on the performance of the underlying funds.

98	Prospectus	Global/International Funds

■

Investment Company Securities Risk. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index. The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 24.73% (the second quarter of 2009) and the lowest quarterly return was -18.13% (the third quarter of 2008). The Class A return for the year through June 30, 2010 was -9.63%.

Average Annual Total Returns

as of December 31, 2009	1 Year	Life of Class
Class A (began on 04-02-2007)
Return Before Taxes	29.86%	-4.59%
Return After Taxes on Distributions	29.76%	-5.32%
Return After Taxes on Distributions and Sale of Fund Shares	19.54%	-4.03%
Class B (began on 04-02-2007)
Return Before Taxes	32.60%	-4.36%
Class C (began on 04-02-2007)
Return Before Taxes	36.93%	-3.26%
Class I (began on 04-02-2007)
Return Before Taxes	38.31%	-2.12%
Class Y (began on 04-02-2007)
Return Before Taxes	37.84%	-2.48%
Indexes
MSCI AC World ex U.S.A Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on March 31, 2007.)	41.45%	-5.08%

Global/International Funds	Prospectus	99

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Michael. L. Avery, Chief Investment Officer and Executive Vice President of IICO, has managed the Fund since April 2007.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B and C: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

100	Prospectus	Global/International Funds

Ivy Pacific Opportunities Fund

Objectives

To provide long-term capital growth. Consideration of current income is secondary to this principal objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than thirty days)	2.00%	2.00%		2.00%		2.00%	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class I	Class Y
Management Fees	0.97%	0.97%	0.97%	0.97%	0.97%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses	0.61%	0.94%	0.59%	0.32%	0.33%
Acquired Fund Fees and Expenses (estimated indirect expenses of underlying funds)	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses[2]	1.85%	2.93%	2.58%	1.31%	1.57%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

The Total Annual Fund Operating Expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$752	$1,123	$1,518	$2,619
Class B Shares	696	1,207	1,643	2,997
Class C Shares	261	802	1,370	2,915
Class I Shares	133	415	718	1,579
Class Y Shares	160	496	855	1,867

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$752	$1,123	$1,518	$2,619
Class B Shares	296	907	1,543	2,997
Class C Shares	261	802	1,370	2,915
Class I Shares	133	415	718	1,579
Class Y Shares	160	496	855	1,867

Global/International Funds	Prospectus	101

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

Principal Investment Strategies

Ivy Pacific Opportunities Fund invests, under normal market conditions, at least 80% of its net assets in equity securities, primarily common stock, of large- to mid-cap companies whose securities are traded mainly on markets located within the Pacific region, organized under the laws of a Pacific region country or issued by any company with more than half of its business in the Pacific region. Examples of Pacific region countries include China, Hong Kong, Malaysia, South Korea, Taiwan, Singapore, Thailand, Indonesia, Australia, India, Philippines and Vietnam. The Fund may invest in companies of any size and in companies of any industry.

Ivy Investment Management Company (IICO), the Fund’s investment manager, utilizes a top-down approach of worldwide analysis in order to identify the best countries and sectors for growth, and balances the top-down analysis with bottom-up stock selection to identify the best stocks for investment. IICO uses an investment approach that focuses on analyzing a company’s financial statements and taking advantage of overvalued or undervalued markets. Some of the Fund’s investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

In determining whether to sell a security, IICO generally considers whether the security has failed to meet its growth expectations, its valuation has exceeded its target, or due to a loss of confidence in management. IICO may also sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

■

Foreign Currency Risk. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency conversion also can be costly.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial and political considerations that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Liquidity Risk. Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

■

Regional Focus Risk. Focusing on a single geographic region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular region, market swings in that region will have a greater effect on Fund performance than they would in a more geographically diversified equity fund.

102	Prospectus	Global/International Funds

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and/or Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 39.62% (the second quarter of 2009) and the lowest quarterly return was -23.48% (the third quarter of 2008). The Class A return for the year through June 30, 2010 was -6.11%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years (or Life of Class)
Class A
Return Before Taxes	59.58%	13.11%	8.08%
Return After Taxes on Distributions	59.58%	11.44%	7.23%
Return After Taxes on Distributions and Sale of Fund Shares	38.73%	10.90%	6.84%
Class B
Return Before Taxes	63.09%	13.15%	7.50%
Class C
Return Before Taxes	68.26%	13.61%	7.80%
Class I (began on 04-02-2007)
Return Before Taxes	70.21%	N/A	6.81%
Class Y (began on 07-24-2003)
Return Before Taxes	69.81%	14.80%	19.26%
Indexes
MSCI AC Asia ex Japan Index (reflects no deduction for fees, expenses or taxes)	72.53%	13.79%	6.55%
Lipper Pacific Ex Japan Funds Universe Average (net of fees and expenses)	71.34%	13.05%	7.53%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Frederick Jiang, Senior Vice President of IICO, has managed the Fund since February 2004.

Global/International Funds	Prospectus	103

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B and C: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

104	Prospectus	Global/International Funds

Ivy Asset Strategy Fund

Objective

To provide high total return over the long term.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class E	Class I	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%		2.00%		2.00%	2.00%	2.00%	2.00%
Maximum Annual Maintenance Fee	None	None		None		$20	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class E	Class I	Class R	Class Y
Management Fees	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%	0.00%	0.50%	0.25%
Other Expenses	0.24%	0.32%	0.24%	0.75%	0.25%	0.27%	0.30%
Total Annual Fund Operating Expenses	1.05%	1.88%	1.80%	1.56%	0.81%	1.33%	1.11%
Fee Waiver and/or Expense Reimbursement[2]	0.00%	0.00%	0.00%	0.56%	0.00%	0.00%	0.11%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%	1.88%	1.80%	1.00%	0.81%	1.33%	1.00%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 31, 2011, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to cap the expenses for the Fund’s Class E shares at 1.00% and Class Y shares at 1.00%. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$676	$890	$1,121	$1,784
Class B Shares	591	891	1,116	1,984
Class C Shares	183	566	975	2,116
Class E Shares	691	1,029	1,408	2,464
Class I Shares	83	259	450	1,002
Class R Shares	135	421	729	1,601
Class Y Shares	102	338	597	1,338

Specialty Funds	Prospectus	105

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$676	$890	$1,121	$1,784
Class B Shares	191	591	1,016	1,984
Class C Shares	183	566	975	2,116
Class E Shares	691	1,029	1,408	2,464
Class I Shares	83	259	450	1,002
Class R Shares	135	421	729	1,601
Class Y Shares	102	338	597	1,338

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 96% of the average value of its portfolio.

Principal Investment Strategies

Ivy Asset Strategy Fund seeks to achieve its objective by allocating its assets among primarily stocks, bonds and short-term instruments of issuers in markets around the globe, as well as investments in precious metals and exposure to various foreign currencies. The Fund may invest its assets in any market that Ivy Investment Management Company (IICO), the Fund’s investment manager, believes can offer a high probability of return or, alternatively, can provide a high degree of safety in uncertain times. Dependent on the outlook for the U.S. and global economies, IICO identifies growth themes and then focuses its strategy on allocating the Fund’s assets among stocks, bonds, cash, precious metals, currency and derivatives thereon. After determining these allocations, IICO seeks attractive opportunities within each market by focusing on issuers in countries, sectors and companies with strong cash flow and low balance sheet leverage.

■

“Stocks” include equity securities of all types, although IICO typically emphasizes a blend of value and growth potential in selecting stocks. Value stocks are those that IICO believes are currently selling below their true worth, while growth stocks are those whose earnings IICO believes are likely to grow faster than the economy. The Fund may invest in the securities of any size company, but primarily focuses on larger cap issuers.

■

“Bonds” include all varieties of fixed-income instruments, such as corporate debt securities or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities), with remaining maturities of more than one year. This investment type may include a significant amount, up to 35% of the Fund’s total assets, of high-yield/high-risk bonds, or junk bonds, which include bonds rated BB or below by Standard & Poor’s (S&P) or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by IICO to be of comparable quality.

■	“Short-term instruments” include all types of short-term securities with remaining maturities of one year or less, including higher-quality money market instruments.

■

Within each of these investment types, the Fund may invest in U.S. and foreign securities; the Fund may invest up to 100% of its total assets in foreign securities, including issuers located in and/or generating revenue from emerging markets.

IICO may allocate the Fund’s investments among these different types of securities in different proportions at different times, including up to 100% in stocks, bonds, or short-term instruments, respectively. IICO may exercise a flexible strategy in the selection of securities, and the Fund is not required to allocate its investments among stocks and bonds in any fixed proportion, nor is it limited by investment style or by the issuer’s location, size, market capitalization or industry sector. The Fund may have none, some or all of its assets invested in each asset class in relative proportions that change over time based upon market and economic conditions. Subject to liquidity requirements, the Fund also may invest up to 25% of its total assets in precious metals.
Generally, in determining whether to sell a security, IICO considers many factors, which may include a deterioration in a company’s fundamentals caused by global-specific factors such as geo-political landscape changes, regulatory or currency changes, or increased competition, as well as company-specific factors, such as reduced pricing power, diminished market opportunity, or increased competition. IICO also may sell a security if the price of the security reaches what IICO believes is fair value, to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

IICO may, when consistent with the Fund’s investment objective, seek to hedge market risk on various securities, increase exposure to various markets, manage exposure to various foreign currencies, precious metals and various markets, and seek to hedge certain event risks on positions held by the Fund. In an effort to achieve the objective of hedging market risk and increasing exposure to equity markets, the Fund may utilize various instruments including, but not limited to, the following: futures, both long and short positions, total return swaps and options contracts, both written and purchased, on foreign and U.S. equity indices. To manage foreign currency exposure, the Fund may utilize forward contracts and option contracts either to increase or decrease exposure to a given currency. To manage exposure to precious metals, the Fund may utilize options, both written and purchased, on precious metals. To manage event risks, the Fund may utilize futures contracts, both long and short positions or individual securities.

106	Prospectus	Specialty Funds

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■

Commodities Risk. Commodity trading is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Fund’s investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, the Fund may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments.

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Derivatives Risk. A principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of IICO, as to certain movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

■

Foreign Currency Risk. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency conversion also can be costly.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial and political considerations that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially bonds with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income.

■	Large Company Risk. A Fund with holdings of large capitalization company securities may underperform the market as a whole.

■

Low-rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

Specialty Funds	Prospectus	107

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class C shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and/or Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. The returns shown for Class C shares for periods prior to March 24, 2000 are based on the performance of the Fund’s prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B’s performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for 12 months or less.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 15.58% (the first quarter of 2000) and the lowest quarterly return was -18.43% (the third quarter of 2008). The Class C return for the year through June 30, 2010 was -7.76%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years (or Life of Class)
Class C
Return Before Taxes	22.84%	12.84%	9.46%
Return After Taxes on Distributions	22.84%	11.95%	8.18%
Return After Taxes on Distributions and Sale of Fund Shares	14.85%	10.87%	7.67%
Class A (began on 07-10-2000)
Return Before Taxes	16.69%	12.35%	8.47%
Class B (began on 07-03-2000)
Return Before Taxes	18.76%	12.61%	8.20%
Class E (began on 04-02-2007)
Return Before Taxes	16.79%	N/A	5.93%
Class I (began on 04-02-2007)
Return Before Taxes	24.09%	N/A	8.80%
Class R (began on 07-31-2008)
Return Before Taxes	23.45%	N/A	-3.69%
Class Y
Return Before Taxes	23.86%	13.69%	10.79%
Indexes
Citigroup Broad Investment Grade Index (reflects no deduction for fees, expenses or taxes)	5.07%	5.23%	6.47%
Citigroup Short-Term Index for 1 Month Certificates of Deposit (reflects no deduction for fees, expenses or taxes)	0.32%	3.43%	3.21%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.96%
Lipper Flexible Portfolio Funds Universe Average (net of fees and expenses)	22.16%	3.72%	4.30%
Lipper Global Flexible Portfolio Funds Universe Average (net of fees and expenses) (Effective March 2010, Lipper changed the Fund’s Lipper category to Lipper Global Flexible Portfolio Funds Universe Average. Both category averages are presented in this prospectus for comparison purposes.)	25.10%	6.60%	6.21%

108	Prospectus	Specialty Funds

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Managers

Michael L. Avery, Chief Investment Officer and Executive Vice President of IICO, has managed the Fund since January 1997 and Ryan F. Caldwell, Senior Vice President of IICO, has managed the Fund since January 2007.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B, C and E: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, such as for Class R shares, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B, Class C and Class E:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I, Class R and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Specialty Funds	Prospectus	109

Ivy Asset Strategy New Opportunities Fund

Objective

To provide high total return over the long term.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class I	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%		2.00%		2.00%	2.00%	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class I	Class R	Class Y
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.25%
Other Expenses[2]	0.85%	1.30%	1.05%	0.66%	0.71%	0.66%
Total Annual Fund Operating Expenses	2.10%	3.30%	3.05%	1.66%	2.21%	1.91%
Fee Waiver and/or Expense Reimbursement[3]	0.60%	0.26%	0.65%	0.41%	0.26%	0.41%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.50%	3.04%	2.40%	1.25%	1.95%	1.50%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]	The percentage shown for Other Expenses is based on estimated amounts for the current fiscal year.

[3]

Through July 31, 2011, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees and/or other common expenses to cap the expenses for Class A shares and Class Y shares at 1.50% and Class I shares at 1.25%. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Class A Shares	$719	$1,126
Class B Shares	707	1,286
Class C Shares	243	865
Class I Shares	127	473
Class R Shares	198	660
Class Y Shares	153	550

110	Prospectus	Specialty Funds

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class A Shares	$719	$1,126
Class B Shares	307	986
Class C Shares	243	865
Class I Shares	127	473
Class R Shares	198	660
Class Y Shares	153	550

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund did not exist at March 31, 2010, the most recent fiscal year end, and therefore, the Fund’s portfolio turnover rate during the most recent fiscal year end is not available.

Principal Investment Strategies

Ivy Asset Strategy New Opportunities Fund seeks to achieve its objective by allocating its assets among primarily stocks, bonds and short-term instruments of issuers in markets around the globe, as well as investments in precious metals and exposure to various foreign currencies. The Fund may invest its assets in any market that Ivy Investment Management Company (IICO), the Fund’s investment manager, believes can offer a high probability of return or, alternatively, can provide a high degree of safety in uncertain times. Dependent on the outlook for the U.S. and global economies, IICO identifies growth themes and then focuses its strategy on allocating the Fund’s assets among stocks, bonds, cash, precious metals, currency and derivatives thereon. After determining these allocations, IICO seeks attractive opportunities within each market by focusing on issuers in countries, sectors and companies with strong cash flow and low balance sheet leverage.

■

“Stocks” include equity securities of companies primarily within the small to mid cap range (capitalizations within the range of $0.5 billion to $10 billion, small caps typically being less than $3.5 billion and mid caps falling within a range of $1 billion to $10 billion). IICO will typically emphasize relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth. IICO typically emphasizes a blend of value and growth potential in selecting stocks. Value stocks are those that IICO believes are currently selling below their true worth, while growth stocks are those whose earnings IICO believes are likely to grow faster than the economy.

■

“Bonds” include all varieties of fixed-income instruments, such as corporate debt securities or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities), with remaining maturities of more than one year. This investment type may include a significant amount, up to 35% of the Fund’s total assets, of high-yield/high-risk bonds, or junk bonds, which include bonds rated BB or below by Standard & Poor’s (S&P) or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by IICO to be of comparable quality.

■	“Short-term instruments” include all types of short-term securities with remaining maturities of one year or less, including higher-quality money market instruments.

■

Within each of these investment types, the Fund may invest in U.S. and foreign securities; the Fund may invest up to 100% of its total assets in foreign securities, including issuers located in and/or generating revenue from emerging markets.

IICO may allocate the Fund’s investments among these different types of securities in different proportions at different times, including up to 100% in stocks of small-to-mid-cap issuers, bonds, or short-term instruments, respectively. IICO may exercise a flexible strategy in the selection of securities, and the Fund is not required to allocate its investments among stocks and bonds in any fixed proportion, nor is it limited by investment style or by the issuer’s location, size, market capitalization or industry sector except that its stock holdings will be securities of primarily small-to-mid-cap companies. The Fund may have none, some or all of its assets invested in each asset class in relative proportions that change over time based upon market and economic conditions. Subject to liquidity requirements, the Fund also may invest up to 25% of its total assets in precious metals.

Generally, in determining whether to sell a security, IICO considers many factors, which may include a deterioration in a company’s fundamentals caused by global-specific factors such as geo-political landscape changes, regulatory or currency changes, or increased competition, as well as company-specific factors, such as reduced pricing power, diminished market opportunity, or increased competition. IICO also may sell a security if the price of the security reaches what IICO believes is fair value, to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

IICO may, when consistent with the Fund’s investment objective, seek to hedge market risk on various securities, increase exposure to various markets, manage exposure to various foreign currencies, precious metals and various markets, and seek to hedge certain event risks on positions held by the Fund. In an effort to achieve the objective of hedging market risk and increasing exposure to equity markets, the Fund may utilize various instruments including, but not limited to, the following: futures, both long and short positions, total return swaps and options contracts,

Specialty Funds	Prospectus	111

both written and purchased, on foreign and U.S. equity indices. To manage foreign currency exposure, the Fund may utilize forward contracts and option contracts either to increase or decrease exposure to a given currency. To manage exposure to precious metals, the Fund may utilize options, both written and purchased, on precious metals. To manage event risks, the Fund may utilize futures contracts, both long and short positions or individual securities.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■

Commodities Risk. Commodity trading is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Fund’s investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, the Fund may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments.

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Derivatives Risk. A principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of IICO, as to certain movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

■

Foreign Currency Risk. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency conversion also can be costly.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial and political considerations that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among those potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially bonds with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income.

■

Liquidity Risk. Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.

■

Low-rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds. These events have also decreased liquidity in some markets and may continue to do so.

■

Mid Size Company Risk. Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

■

Small Company Risk. Equity securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

112	Prospectus	Specialty Funds

Performance

The Fund has not been in operation for a full calendar year; therefore, it does not have performance information to include in a bar chart or performance table.

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Jonas Krumplys, Vice President of IICO, has managed the Fund since its inception in May 2010.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B and C: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, such as for Class R shares, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B and Class C
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I, Class R and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Specialty Funds	Prospectus	113

Ivy Balanced Fund

Objectives

To provide current income. As a secondary objective, the Fund seeks long-term appreciation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%		2.00%		2.00%	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class I	Class Y
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses	0.42%	0.50%	0.29%	0.30%	0.29%
Total Annual Fund Operating Expenses	1.37%	2.20%	1.99%	1.00%	1.24%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$706	$984	$1,282	$2,127
Class B Shares	623	988	1,280	2,324
Class C Shares	202	624	1,073	2,317
Class I Shares	102	318	552	1,225
Class Y Shares	126	393	681	1,500

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$706	$984	$1,282	$2,127
Class B Shares	223	688	1,180	2,324
Class C Shares	202	624	1,073	2,317
Class I Shares	102	318	552	1,225
Class Y Shares	126	393	681	1,500

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

114	Prospectus	Specialty Funds

Principal Investment Strategies

Ivy Balanced Fund invests primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions. Regarding its equity investments, the Fund invests primarily in medium to large, well-established companies that usually issue dividend-paying securities. The Fund may also own common stocks in order to provide possible appreciation of capital. In general, the Fund invests a portion of its total assets in either debt securities or preferred stocks, or both, in order to provide income and relative stability of capital. The Fund ordinarily invests at least 25% of its total assets in fixed-income securities. The majority of the Fund’s debt securities are either U.S. government securities or investment-grade corporate bonds, including bonds rated BBB or higher by Standard & Poors (S&P) or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Ivy Investment Management Company (IICO), the Fund’s investment manager, to be of comparable quality. The Fund has no limitations on the range of maturities of the debt securities in which it may invest, nor on the size of companies in which it may invest.

IICO typically emphasizes a blend of value and growth potential in selecting stocks. Value stocks are those that IICO believes are currently selling below their true worth, while growth stocks are those whose earnings IICO believes are likely to grow faster than the economy. IICO also considers a company’s potential for dividend growth, its relative strength in earnings, its management, improving fundamentals and valuation, and the condition of the respective industry. In selecting debt securities for the Fund, IICO seeks high-quality securities with minimal credit risk.

Generally, in determining whether to sell an equity security or a debt security, IICO uses the same analysis as identified above in order to determine if the equity security is still undervalued or has met its anticipated price. In determining whether to sell a debt security, IICO will consider whether the security continues to maintain its minimal credit risk. IICO may also sell a security if the security ceases to produce income, to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially bonds with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

■

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding bonds held by the Fund, resulting in the Fund reinvesting in its assets securities with lower yields, which may cause a decline in its income.

■

Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of IICO, undervalued. The value of a security believed by IICO to be undervalued may never reach what is believed to be its full value, or such security’s value may decrease.

Specialty Funds	Prospectus	115

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and/or Lipper Peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. For periods prior to December 8, 2003, the performance shown below is the performance of the Class A shares of Advantus Spectrum Fund which along with its other classes of shares was reorganized on December 8, 2003 into Class A shares of Ivy Balanced Fund. For that time period, the Fund would have had substantially similar annual returns because the shares would have been invested in a similar portfolio of securities, but would differ to the extent that the Fund has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Balanced Fund. If those expenses were reflected, performance shown below would differ.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 10.03% (the third quarter of 2009) and the lowest quarterly return was -17.38% (the first quarter of 2001). The Class A return for the year through June 30, 2010 was -2.08%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years (or Life of Class)
Class A
Return Before Taxes	8.46%	2.66%	0.30%
Return After Taxes on Distributions	8.21%	2.38%	-0.43%
Return After Taxes on Distributions and Sale of Fund Shares	5.86%	2.30%	0.01%
Class B (began on 12-08-2003)
Return Before Taxes	10.13%	2.74%	3.99%
Class C (began on 12-08-2003)
Return Before Taxes	14.43%	3.12%	4.18%
Class I (began on 04-02-2007)
Return Before Taxes	15.51%	N/A	1.74%
Class Y (began on 12-08-2003)
Return Before Taxes	15.22%	4.02%	5.13%
Indexes
Citigroup Treasury/Govt Sponsored/Credit Index (reflects no deduction for fees, expenses or taxes)	4.46%	4.83%	6.43%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.96%
Lipper Mixed-Asset Target Allocation Growth Funds Universe Average (net of fees and expenses)	25.28%	1.93%	1.91%

116	Prospectus	Specialty Funds

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Cynthia P. Prince-Fox, Senior Vice President of IICO, has managed the Fund (and its predecessor fund) since May 2003.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B and C: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Specialty Funds	Prospectus	117

Ivy Energy Fund

Objective

To provide long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%		2.00%		2.00%	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class I	Class Y
Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses	0.69%	0.83%	0.53%	0.39%	0.42%
Total Annual Fund Operating Expenses	1.79%	2.68%	2.38%	1.24%	1.52%
Fee Waiver and/or Expense Reimbursement[2]	0.19%	0.08%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.60%	2.60%	2.38%	1.24%	1.52%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 31, 2011, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 and/or shareholder servicing fees to cap the expenses for Class A shares at 1.60% and for Class B shares at 2.60%. Prior to that date, the expense limitation may not be terminated by IICO, IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$728	$1,083	$1,467	$2,540
Class B Shares	663	1,122	1,510	2,789
Class C Shares	241	742	1,270	2,716
Class I Shares	126	393	681	1,500
Class Y Shares	155	480	829	1,813

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$728	$1,083	$1,467	$2,540
Class B Shares	263	822	1,410	2,789
Class C Shares	241	742	1,270	2,716
Class I Shares	126	393	681	1,500
Class Y Shares	155	480	829	1,813

118	Prospectus	Specialty Funds

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

Ivy Energy Fund seeks to achieve its objective of long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of companies within the energy sector, which includes all aspects of the energy industry, such as exploration, discovery, production, distribution or infrastructure of energy and/or alternative energy sources. These companies may include, but are not limited to, oil companies, oil and gas exploration companies, natural gas pipeline companies, refinery companies, energy conservation companies, coal, transporters, utilities, alternative energy companies and innovative energy technology companies. The Fund invests in securities of companies across the capitalization spectrum and in companies domiciled throughout the world, including, potentially, companies domiciled or traded in emerging markets; the Fund may invest up to 100% of its total assets in foreign securities.

After reviewing the market outlook for the energy industry and then identifying trends and sectors, IICO uses a research-oriented, bottom-up investment approach when selecting securities for the Fund, focusing on company fundamentals and growth prospects. In general, the Fund emphasizes companies that IICO believes are strongly managed and can generate above-average, long-term capital appreciation.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities to determine whether the security has ceased to offer significant growth potential, has become undervalued and/or whether the prospects of the issuer have deteriorated. IICO may also sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Concentration Risk. Because the Fund invests more than 25% of its total assets in the energy related industry, the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial and political considerations that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

Specialty Funds	Prospectus	119

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and/or Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 23.26% (the second quarter of 2008) and the lowest quarterly return was -33.24% (the third quarter of 2008). The Class A return for the year through June 30, 2010 was -12.14%.

Average Annual Total Returns

as of December 31, 2009	1 Year	Life of Class
Class A (began on 04-03-2006)
Return Before Taxes	31.59%	0.91%
Return After Taxes on Distributions	31.59%	0.90%
Return After Taxes on Distributions and Sale of Fund Shares	20.53%	0.78%
Class B (began on 04-03-2006)
Return Before Taxes	34.13%	0.92%
Class C (began on 04-03-2006)
Return Before Taxes	38.42%	1.82%
Class I (began on 04-02-2007)
Return Before Taxes	39.87%	2.04%
Class Y (began on 04-03-2006)
Return Before Taxes	39.42%	2.66%
Indexes
S&P 1500 Energy Sector Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on April 30, 2006.)	16.41%	1.85%
Lipper Natural Resources Funds Universe Average (net of fees and expenses) (Index comparison begins on April 30, 2006.)	40.47%	-1.07%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

David P. Ginther, Senior Vice President of IICO, has managed the Fund since April 2006.

120	Prospectus	Specialty Funds

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B and C: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Specialty Funds	Prospectus	121

Ivy Global Natural Resources Fund

Objective

To provide long-term growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class E	Class I	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than thirty days)	2.00%	2.00%		2.00%		2.00%	2.00%	2.00%	2.00%
Maximum Annual Maintenance Fee	None	None		None		$20	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class E	Class I	Class R	Class Y
Management Fees	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%	0.82%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%	0.00%	0.50%	0.25%
Other Expenses	0.38%	0.46%	0.31%	1.48%	0.22%	0.25%	0.22%
Total Annual Fund Operating Expenses	1.45%	2.28%	2.13%	2.55%	1.04%	1.57%	1.29%
Fee Waiver and/or Expense Reimbursement[2]	0.00%	0.00%	0.00%	1.28%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.45%	2.28%	2.13%	1.27%	1.04%	1.57%	1.29%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 31, 2011, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to cap the expenses for Class E shares at 1.27%. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$714	$1,007	$1,322	$2,210
Class B Shares	631	1,012	1,320	2,407
Class C Shares	216	667	1,144	2,462
Class E Shares	717	1,227	1,805	3,371
Class I Shares	106	331	574	1,271
Class R Shares	160	496	855	1,867
Class Y Shares	131	409	708	1,556

122	Prospectus	Specialty Funds

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$714	$1,007	$1,322	$2,210
Class B Shares	231	712	1,220	2,407
Class C Shares	216	667	1,144	2,462
Class E Shares	717	1,227	1,805	3,371
Class I Shares	106	331	574	1,271
Class R Shares	160	496	855	1,867
Class Y Shares	131	409	708	1,556

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 112% of the average value of its portfolio.

Principal Investment Strategies

Ivy Global Natural Resources Fund invests, under normal market conditions, at least 80% of its net assets in equity securities of companies of any size throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies.

For these purposes, “natural resources” generally include: energy (such as utilities, producers/developers, refiners, service/drilling), alternative energy (such as uranium, coal, hydrogen, wind, solar, fuel cells), industrial products (such as building materials, cement, packaging, chemicals, supporting transport and machinery), forest products (such as lumber, plywood, pulp, paper, newsprint, tissue), base metals (such as aluminum, copper, nickel, zinc, iron ore and steel), precious metals and minerals (such as gold, silver, platinum, diamonds), and agricultural products (grains and other foods, seeds, fertilizers, water).

The Fund’s investment subadvisor, Mackenzie Financial Corporation (Mackenzie), uses an equity style that focuses on both growth and value, as well as utilizing both a top-down (the creation of macro-economic models to prepare an outlook for economic and market conditions) and a bottom-up (fundamental, company by company) approach. Mackenzie targets companies for investment that, in its opinion, have strong management and financial positions, adding balance with established low-cost, low-debt producers or positions that are based on anticipated commodity price trends. The Fund seeks to be diversified internationally, and therefore, Mackenzie invests in foreign companies and U.S. companies that have principal operations in foreign jurisdictions. While Mackenzie seeks to anchor the Fund’s assets in North America, international exposure may exceed 50% of the Fund’s total assets. Exposure to companies in any one particular foreign country other than Canada is typically less than 20% of the Fund’s total assets. The Fund also may have exposure to companies located in, and/or doing business in, emerging markets.

Generally, in determining to sell a security, Mackenzie considers various factors, including whether the holding has sufficiently exceeded its target price, whether a growth-oriented company has failed to deliver growth, and the effect of commodity price trends on certain holdings. Mackenzie may also sell a security to take advantage of more attractive investment opportunities, to reduce the Fund’s holding in that security, or to raise cash.

The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to gain exposure to industry subsectors or specific companies, or to enhance liquidity and alter risk/reward parameters in implementing investment strategies.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Concentration Risk. Because the Fund invests more than 25% of its total assets in the natural resources industry, the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market.

Specialty Funds	Prospectus	123

■

Derivatives Risk. A principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of Mackenzie as to certain movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

■

Foreign Currency Risk. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency conversion also can be costly.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial and political considerations that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Liquidity Risk. Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.

■	Management Risk. Fund performance is primarily dependent on Mackenzie’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and/or Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 31.95% (the second quarter of 2009) and the lowest quarterly return was -40.91% (the fourth quarter of 2008). The Class A return for the year through June 30, 2010 was -17.20%.

124	Prospectus	Specialty Funds

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years (or Life of Class)
Class A
Return Before Taxes	64.56%	8.20%	13.87%
Return After Taxes on Distributions	64.56%	5.62%	12.37%
Return After Taxes on Distributions and Sale of Fund Shares	41.96%	6.35%	12.02%
Class B
Return Before Taxes	69.24%	8.48%	13.64%
Class C
Return Before Taxes	73.42%	8.71%	13.72%
Class E (began on 04-02-2007)
Return Before Taxes	64.96%	N/A	-5.91%
Class I (began on 04-02-2007)
Return Before Taxes	75.42%	N/A	-3.15%
Class R (began on 12-29-2005)
Return Before Taxes	74.45%	N/A	4.79%
Class Y (began on 07-24-2003)
Return Before Taxes	75.14%	9.71%	16.78%
Indexes
Morgan Stanley Commodity Related Index (reflects no deduction for fees, expenses or taxes)	52.35%	12.97%	13.52%
MSCI AC World IMI 55% Energy + 45% Materials Index (reflects no deduction for fees, expenses or taxes) (Effective June 2010, the MSCI AC World IMI 55% Energy + 45% Materials Index was added as an additional comparative index for the Fund. IICO believes that this index is also representative of the types of securities in which the Fund invests. Both indexes are presented in this prospectus and will be presented in future prospectuses for comparison purposes.)	57.85%	12.05%	10.48%
Lipper Global Natural Resources Funds Universe Average (net of fees and expenses)	47.47%	11.62%	14.57%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO) and sub-advised by Mackenzie Financial Corporation (Mackenzie).

Portfolio Manager

Frederick Sturm, Senior Vice President of Mackenzie, has managed the Fund since January 1997.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B, C and E: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, such as for Class R shares, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B, Class C and Class E:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I, Class R and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Specialty Funds	Prospectus	125

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

126	Prospectus	Specialty Funds

Ivy Real Estate Securities Fund

Objective

To provide total return through a combination of capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class E	Class I	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%		2.00%		2.00%	2.00%	2.00%	2.00%
Maximum Annual Maintenance Fee	None	None		None		$20	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class E	Class I	Class R	Class Y
Management Fees	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%	0.00%	0.50%	0.25%
Other Expenses	0.94%	1.63%	0.98%	2.30%	0.37%	0.33%	0.26%
Total Annual Fund Operating Expenses	2.09%	3.53%	2.88%	3.45%	1.27%	1.73%	1.41%
Fee Waiver and/or Expense Reimbursement[2]	0.00%	0.00%	0.00%	1.78%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.09%	3.53%	2.88%	1.67%	1.27%	1.73%	1.41%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 31, 2011, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to cap the expenses for Class E shares at 1.67%. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$775	$1,192	$1,634	$2,857
Class B Shares	756	1,383	1,931	3,479
Class C Shares	291	892	1,518	3,204
Class E Shares	755	1,422	2,170	4,138
Class I Shares	129	403	697	1,534
Class R Shares	176	545	939	2,041
Class Y Shares	144	446	771	1,691

Specialty Funds	Prospectus	127

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$775	$1,192	$1,634	$2,857
Class B Shares	356	1,083	1,831	3,479
Class C Shares	291	892	1,518	3,204
Class E Shares	755	1,422	2,170	4,138
Class I Shares	129	403	697	1,534
Class R Shares	176	545	939	2,041
Class Y Shares	144	446	771	1,691

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies

Ivy Real Estate Securities Fund invests, under normal market conditions, at least 80% of its net assets in the real estate or real estate-related industries. “Real estate” securities include securities of issuers that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. “Real estate-related” securities include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. The Fund may invest in securities of issuers of any size, including issuers with small, medium or large market capitalizations.

Most of the Fund’s real estate securities portfolio consists of securities issued by real estate investment trusts (REITs) and real estate operating companies (REOCs) that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in real estate, mortgages or shares issued by other REITs. A REOC is a corporation or partnership (or an entity treated as such) that invests in real estate, mortgages or shares issued by REITs, but may also engage in related or unrelated businesses.

The Fund focuses on growth-oriented companies with value characteristics. The Fund’s investment subadvisor, Advantus Capital Management, Inc. (Advantus Capital), utilizes a bottom-up fundamental stockpicking approach in selecting securities for investment by the Fund, which may include consideration of factors such as an issuer’s financial condition, financial performance, quality of management, policies and strategies, real estate properties and competitive market condition. The Fund then invests in those issuers that Advantus Capital determines have potential for long-term sustainable growth in earnings, or those trading at discounts to the underlying value of assets owned.

Advantus Capital considers various indicators in determining to sell a security, which may include the following: target valuation is reached and operating performance is not sustainable, company fundamentals have deteriorated or do not meet expectations, and economics, financial market or sector of the real estate industry has weakened.

Advantus Capital may also sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Concentration Risk. Because the Fund invests more than 25% of its total assets in the real estate industry, the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■	Management Risk. Fund performance is primarily dependent on Advantus Capital’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

128	Prospectus	Specialty Funds

■	REIT-Related Risk. The value of the Fund’s REIT securities may be adversely affected by changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds.

■

REOC-Related Risk. REOCs do not pay any specific level of income as dividends, and there is no minimum restriction on the number of owners or limits on ownership concentration. The value of the Fund’s REOC securities may be adversely affected by the same factors that adversely affect REITs. In addition, a corporate REOC does not have the favorable tax treatment that is accorded a REIT.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and/or Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. For periods prior to December 8, 2003, the performance shown below is the performance of the Class A shares of Advantus Real Estate Securities Fund which along with its other classes of shares was reorganized on December 8, 2003 into Class A shares of the Ivy Real Estate Securities Fund. For that time period, the Fund would have had substantially similar annual returns because the shares would have been invested in a similar portfolio of securities, but would differ to the extent that the Fund has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Real Estate Securities Fund. If those expenses were reflected, performance shown below would differ.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 29.60% (the third quarter of 2009) and the lowest quarterly return was -36.81% (the fourth quarter of 2008). The Class A return for the year through June 30, 2010 was 5.31%.

Specialty Funds	Prospectus	129

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years (or Life of Class)
Class A
Return Before Taxes	16.19%	-2.43%	9.42%
Return After Taxes on Distributions	15.48%	-3.42%	7.78%
Return After Taxes on Distributions and Sale of Fund Shares	10.61%	-2.08%	7.71%
Class B (began on 12-08-2003)
Return Before Taxes	17.22%	-2.57%	3.14%
Class C (began on 12-08-2003)
Return Before Taxes	22.06%	-2.10%	3.46%
Class E (began on 04-02-2007)
Return Before Taxes	16.86%	N/A	-17.33%
Class I (began on 04-02-2007)
Return Before Taxes	24.42%	N/A	-14.66%
Class R (began on 12-29-2005)
Return Before Taxes	23.80%	N/A	-3.92%
Class Y (began on 12-08-2003)
Return Before Taxes	24.31%	-0.86%	4.71%
Indexes
Wilshire Real Estate Securities Index (reflects no deduction for fees, expenses or taxes)	29.22%	-0.23%	10.47%
Lipper Real Estate Funds Universe Average (net of fees and expenses)	30.33%	-0.74%	9.77%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO) and sub-advised by Advantus Capital Management, Inc. (Advantus Capital).

Portfolio Managers

Joseph R. Betlej, Vice President and Investment Officer of Advantus Capital has managed the Fund (and its predecessor fund) since February 1999 and Lowell R. Bolken, Associate Portfolio Manager with Advantus Capital, has managed the Fund since April 2006.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B, C and E: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, such as for Class R shares, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B, Class C and Class E:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I, Class R and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

130	Prospectus	Specialty Funds

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Specialty Funds	Prospectus	131

Ivy Science and Technology Fund

Objective

To provide long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class E	Class I	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%		2.00%		2.00%	2.00%	2.00%	2.00%
Maximum Annual Maintenance Fee	None	None		None		$20	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class E	Class I	Class R	Class Y
Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%	0.00%	0.50%	0.25%
Other Expenses	0.40%	0.66%	0.43%	1.46%	0.26%	0.29%	0.25%
Total Annual Fund Operating Expenses	1.50%	2.51%	2.28%	2.56%	1.11%	1.64%	1.35%
Fee Waiver and/or Expense Reimbursement[2]	0.00%	0.00%	0.00%	1.13%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.50%	2.51%	2.28%	1.43%	1.11%	1.64%	1.35%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 31, 2011, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to cap the expenses for the Fund’s Class E shares at 1.43%. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$719	$1,022	$1,346	$2,263
Class B Shares	654	1,082	1,435	2,597
Class C Shares	231	712	1,220	2,615
Class E Shares	732	1,248	1,827	3,395
Class I Shares	113	353	612	1,352
Class R Shares	167	517	892	1,944
Class Y Shares	137	428	739	1,624

132	Prospectus	Specialty Funds

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$719	$1,022	$1,346	$2,263
Class B Shares	254	782	1,335	2,597
Class C Shares	231	712	1,220	2,615
Class E Shares	732	1,248	1,827	3,395
Class I Shares	113	353	612	1,352
Class R Shares	167	517	892	1,944
Class Y Shares	137	428	739	1,624

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategies

Ivy Science and Technology Fund invests primarily in the equity securities of science and technology companies around the globe. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of science or technology companies or companies that, in the opinion of Ivy Investment Management Company (IICO), the Fund’s investment manager, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage. Science and technology companies are companies whose products, processes or services, in the opinion of IICO are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Fund may also invest in companies that utilize science and/or technology to significantly enhance their business opportunities. The Fund may invest in companies of any size, and may invest without limitation in foreign securities, including securities of issuers within emerging markets.

IICO typically emphasizes growth potential in selecting stocks; that is, IICO seeks companies in which earnings are likely to grow faster than the economy. IICO aims to identify strong secular trends within industries and then applies a bottom-up stock selection process by considering a number of factors in selecting securities for the Fund’s portfolio. These may include but are not limited to a company’s: growth potential, earnings potential, quality of management, industry position/market size potential, and applicable economic and market conditions.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential, has become overvalued and/or whether the company prospects of the issuer have deteriorated due to a change in management, change in strategy and/or a change in its financial characteristics. IICO may also sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Concentration Risk. Because the Fund invests more than 25% of its total assets in the science and technology industry, the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial and political considerations that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Specialty Funds	Prospectus	133

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class C shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and/or Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. The returns shown for Class C shares for periods prior to March 24, 2000 are based on the performance of the Fund’s prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B’s performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for 12 months or less.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 17.17% (the fourth quarter of 2001) and the lowest quarterly return was -23.25% (the second quarter of 2000). The Class C return for the year through June 30, 2010 was -9.47%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 years (or Life of Class)
Class C
Return Before Taxes	38.54%	8.45%	12.33%
Return After Taxes on Distributions	38.51%	7.79%	-0.47%
Return After Taxes on Distributions and Sale of Fund Shares	25.09%	7.24%	0.10%
Class A (began on 07-03-2000)
Return Before Taxes	31.53%	8.05%	2.19%
Class B (began on 07-03-2000)
Return Before Taxes	34.15%	8.06%	1.74%
Class E (began on 04-02-2007)
Return Before Taxes	31.67%	N/A	3.84%
Class I (began on 04-02-2007)
Return Before Taxes	40.21%	N/A	7.51%
Class R (began on 12-29-2005)
Return Before Taxes	39.41%	N/A	7.24%
Class Y
Return Before Taxes	39.80%	9.49%	1.44%
Indexes
S&P North American Technology Sector Index (reflects no deduction for fees, expenses or taxes)	63.19%	3.75%	-6.59%
Lipper Science & Technology Funds Universe Average (net of fees and expenses)	60.45%	2.43%	-7.14%

134	Prospectus	Specialty Funds

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Zachary H. Shafran, Senior Vice President of IICO, has managed the Fund since February 2001.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B, C and E: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, such as for Class R shares, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B, Class C and Class E:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I, Class R and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Specialty Funds	Prospectus	135

Ivy Money Market Fund

Objective

To provide maximum current income consistent with stability of principal.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class E
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None		None		None
Maximum Deferred Sales Charge (Load)[2] (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged)	None	None		None		None
Maximum Annual Maintenance Fee	None	None		None		$20

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class E
Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.00%	1.00%	1.00%	None
Other Expenses	0.25%	0.35%	0.27%	0.30%
Total Annual Fund Operating Expenses	0.65%	1.75%	1.67%	0.70%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within twelve months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$66	$208	$362	$810
Class B	578	851	1,049	1,771
Class C	170	526	907	1,976
Class E	92	284	490	1,071

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$66	$208	$362	$810
Class B	178	551	949	1,771
Class C	170	526	907	1,976
Class E	92	284	490	1,071

Principal Investment Strategies

Ivy Money Market Fund seeks to achieve its objective by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities are rated in one of the two highest categories by the required number of requisite nationally recognized statistical rating organizations (NRSROs) (an NRSRO is a “requisite NRSRO” if designated as such by the Trust’s Board of Trustees (Board)) or, if unrated, determined by Ivy Investment Management Company (IICO), the Fund’s investment manager, to be of comparable quality. The Fund seeks, as well, to maintain a net asset value (NAV) of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 60 calendar days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days or, for securities rated in the second highest rating category by the requisite NRSROs (or, if unrated, determined by IICO to be of comparable quality to such securities), not more than 45 calendar days.

IICO may look at a number of factors in selecting securities for the Fund’s portfolio. These may include the credit quality of the particular issuer or guarantor of the security, along with the liquidity and yield, and as well the industry sector of the issuer of the security.

136	Prospectus	Money Market Fund

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses when buying securities to determine whether the security no longer offers adequate return or complies with Rule 2a-7 under the Investment Company Act of 1940. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■

Amortized Cost Risk. In the event that the Board determines that the extent of the deviation between the Fund’s amortized cost per share and its market-based NAV per share could result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate, or reduce to the extent practicable, such dilution or unfair results, including but not limited to, suspending redemption of Fund shares or liquidating the Fund.

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially bonds with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

■

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding bonds held by the Fund, resulting in the Fund reinvesting its assets in securities with lower yields, which may cause a decline in its income.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of a Lipper peer group (a universe of funds with similar investment objectives).

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s most recent 7-day yield.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 1.28% (the first quarter of 2001) and the lowest quarterly return was 0.05% (the first and second quarters of 2004). As of December 31, 2009, the 7-day yield was equal to 0.16%. Yields are compiled by annualizing the average daily dividend per share during the time period for which the yield is presented. The Class A return for the year through June 30, 2010 was 0.02%.

Money Market Fund	Prospectus	137

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	Life of Class
Class A (began on 06-30-2000)	0.82%	2.79%	2.43%
Class B (began on 07-12-2000) (Class B and C shares of the Fund are not available for direct investments. However, you may continue to exchange into these classes from Class B or Class C shares of another Ivy Fund.)	-3.76%	1.71%	1.49%
Class C (began on 07-03-2000) (Class B and C shares of the Fund are not available for direct investments. However, you may continue to exchange into these classes from Class B or Class C shares of another Ivy Fund.)	0.24%	1.92%	1.55%
Class E (began on 04-02-2007)	0.71%	N/A	2.19%
Index
Lipper Money Market Funds Universe Average (net of fees and expenses) (Index comparison begins on June 30, 2000.)	0.17%	2.66%	2.31%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Mira Stevovich, Vice President of IICO, has managed the Fund since June 2000.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B, C and E: 800.532.2749), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B, Class C and Class E:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

138	Prospectus	Money Market Fund

Additional Information about Principal Investment Strategies, Other Investments and Risks

Ivy Capital Appreciation Fund: The Fund seeks to achieve its objective of long-term capital appreciation by investing primarily in a diversified portfolio of common stocks of U.S. and, to a lesser extent, foreign companies. IICO, the Fund’s investment manager, searches for high-quality companies characterized by profit growth, increased market share and an ability to exceed earnings expectations for the foreseeable future. It also considers valuation relative to future growth opportunities and operating free cash flow. There is no guarantee, however, that the Fund will achieve its objective.

In selecting securities, IICO considers whether a company possesses sustainable organic revenue growth, improving margins, operating leverage, earnings growth in excess of revenue growth, strong balance sheet and cash flows, attractive or improving industry/sector dynamics, improving financial returns, and low relative valuation, among other factors. IICO further considers valuation measures (price to earnings, price to sales) and assesses how a company may perform given the current macroeconomic environment (including current monetary and fiscal policy, energy prices, inflation, consumer confidence, among other factors).

The Fund emphasizes growth stocks; however, it may also invest in value stocks. As well, the Fund may invest in preferred stocks and debt securities that are mostly of investment grade. The Fund may also invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. large-cap growth companies have a diverse market of U.S. business and overseas operations. Therefore, the Fund may also have an indirect exposure to foreign markets through these investments.

Although not a principal strategy, the Fund may invest in derivative instruments for the purpose of hedging its investments, as well as potentially enhancing its performance.

When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Ivy Capital Appreciation Fund is subject to various risks, including the following:

■	Company Risk
■	Growth Stock Risk
■	Large Company Risk
■	Management Risk
■	Market Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Capital Appreciation Fund may be subject to other non-principal risks, including the following:

■	Derivatives Risk
■	Foreign Securities Risk
■	Mid Size Company Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Statement of Additional Information (SAI).

Ivy Core Equity Fund: The Fund seeks to achieve its objectives of capital growth and income by investing, during normal market conditions, in common stocks of large, high-quality U.S. and foreign companies that IICO believes are globally dominant, have sustainable competitive advantages accompanied by financial strength and earnings stability, and have dominant positions in their industries. There is no guarantee, however, that the Fund will achieve its objectives.

IICO utilizes both a top-down (assess the market environment) and a bottom-up (research individual issuers) analysis in its securities selection process. It attempts to select securities with growth and income possibilities by looking at many factors that may include a company’s: projected long-term earnings power compared to market expectations over a multi-year horizon, competitive position in the global economy, history of improving sales and profits, management strength, leadership position in its industry, stock price value, and dividend payment history.

Through its bottom-up stock selection, IICO searches for companies for which it believes market expectations are too low with regard to the company’s ability to grow its business and thereby generate sufficient equity. In selecting securities for the Fund, IICO considers whether a company has new products to introduce, has undergone cost restructuring, or has improved its execution, among other factors.

The Fund also may invest up to 25% of its total assets in foreign securities. Many U.S. large-cap growth companies have a diverse market of U.S. business and overseas operations. Therefore, the Fund may also have an indirect exposure to foreign markets through these investments.

The Fund may also invest in derivative instruments in seeking to hedge its current holdings, including the use of futures contracts in broad U.S. equity indices.

When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (typically, investment grade, that is, bonds rated BBB or higher by S&P or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality), including commercial paper and short-term U.S. government securities, and/or preferred stocks. However, by taking a temporary defensive position, the Fund may not achieve its investment objectives.

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Principal Risks. An investment in Ivy Core Equity Fund is subject to various risks, including the following:

■	Company Risk
■	Growth Stock Risk
■	Large Company Risk
■	Management Risk
■	Market Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Core Equity Fund may be subject to other non-principal risks, including the following:

■	Derivatives Risk
■	Foreign Securities Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Dividend Opportunities Fund: The Fund seeks to achieve its objective of total return by investing primarily in dividend-paying common stocks that Ivy Investment Management Company (IICO), the Fund’s investment manager, believes also demonstrate favorable prospects for total return. There is no guarantee, however, that the Fund will achieve its objective.

IICO attempts to select securities by considering a company’s ability to sustain, and potentially increase, its dividend payments, thereby returning value to its shareholders as well as companies that it believes possess strong balance sheets and high free cash flow yields.

The Fund’s emphasis on a steady return through investments in dividend-paying securities may temper its ability to achieve considerable appreciation in value of its holdings.

For Federal income tax purposes, net capital gain generally is taxed at a maximum rate of 15% for noncorporate shareholders, and “qualified dividend income” received by those shareholders is taxed as net capital gain as well, provided that certain holding period and other requirements are met. IICO believes that the tax treatment of qualified dividend income may benefit companies that regularly issue dividends.

Although the Fund invests primarily in U.S. securities, it may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have a diverse market of U.S. business and overseas operations. Therefore, the Fund may also have an indirect exposure to foreign markets through these investments.

While the Fund invests primarily in dividend-paying equity securities, it may also invest up to 20% of its net assets in debt securities in seeking to achieve its objective. To the extent the Fund invests in debt securities, the Fund intends to primarily invest in investment-grade debt securities, that is, bonds rated BBB or higher by S&P or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality.

At times, when IICO believes that a temporary defensive position is desirable or to achieve income, the Fund may invest up to all of its assets in debt securities including short-term cash equivalent securities. By taking a temporary defensive position, however, the Fund may not achieve its objective.

Principal Risks. An investment in Ivy Dividend Opportunities Fund is subject to various risks, including the following:

■	Company Risk
■	Growth Stock Risk
■	Large Company Risk
■	Management Risk
■	Market Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Dividend Opportunities Fund may be subject to other non-principal risks, including the following:

■	Credit Risk
■	Foreign Securities Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Large Cap Growth Fund: The Fund seeks to achieve its objective of appreciation of your investment by investing primarily in a diversified portfolio of common stocks issued by higher-quality, growth-oriented large- to mid-cap sized U.S. and, to a lesser extent, foreign companies that IICO believes have appreciation possibilities. The Fund seeks to generate solid returns while striving to protect against downside risks. There is no guarantee, however, that the Fund will achieve its objective.

In selecting securities for the Fund, IICO looks for companies which serve large markets with a demonstrated ability to sustain unit growth and high profitability, often driven by brand loyalty, proprietary technology, cost structure, scale, or distribution advantages. IICO’s process to select stocks is primarily a blend of quantitative and fundamental research. From a quantitative standpoint, IICO concentrates on profitability, capital industry, cash flow and calculation measures, as well as earnings growth rates and valuations. IICO’s fundamental research effort tries to identify

140	Prospectus

those companies that it believes possess a sustainable competitive advantage, an important characteristic which enables a company to generate superior levels of profitability and growth for an extended period of time. Additional focus is given to those companies that appear well positioned to benefit from secular trends embedded in the marketplace (e.g., demographics, deregulation, capital spending trends, etc.).

The Fund invests primarily in common stocks but may also own, to a lesser extent, preferred stocks, convertible securities and debt securities, typically of investment grade and of any maturity. As well, the Fund may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have a diverse market of U.S. business and overseas operations. Therefore, the Fund may also have an indirect exposure to foreign markets through these investments.

At times, as a temporary defensive measure, the Fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. The Fund may also use options and futures contracts for temporary defensive purposes. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Ivy Large Cap Growth Fund is subject to various risks, including the following:

■	Company Risk
■	Growth Stock Risk
■	Large Company Risk
■	Management Risk
■	Market Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Large Cap Growth Fund may be subject to other non-principal risks, including the following:

■	Foreign Securities Risk
■	Mid Size Company Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Micro Cap Growth Fund: The Fund seeks to achieve its objective of long-term capital appreciation by investing in various types of equity securities of primarily U.S. and foreign micro cap companies. Micro cap companies typically are companies with float-adjusted market capitalizations below $1 billion. The Fund’s investment in equity securities may include common stocks that are part of IPOs. The Fund may occasionally invest in equity securities of larger companies. There is no guarantee, however, that the Fund will achieve its objective.

The Fund considers a company’s capitalization at the time the Fund acquires the company’s equity securities. Equity securities of a company whose capitalization exceeds the micro cap range after purchase will not be sold solely because of its increased capitalization.

In selecting equity securities for the Fund, WSA primarily looks for companies exhibiting extraordinary earnings growth, earnings surprise potential, fundamental strength and management vision. In selecting securities with earnings growth potential, WSA may consider such factors as a company’s competitive market position, quality of management, growth strategy, industry trends, internal operating trends (such as profit margins, cash flows and earnings and revenue growth), overall financial condition, and ability to sustain or improve its current rate of growth. In seeking to achieve its investment objective, the Fund may also invest in equity securities of companies that WSA believes are temporarily undervalued or show promise of improved results due to new management, products, markets or other factors.

The Fund may invest up to 25% of its total assets in foreign securities. Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have a diverse market of U.S. business and overseas operations. Therefore, the Fund may also have an indirect exposure to foreign markets through these investments.

In addition to common stocks, the Fund may invest, to a lesser extent, in preferred stocks and securities convertible into equity securities.

For temporary defensive purposes, the Fund may invest up to all of its assets in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Ivy Micro Cap Growth Fund is subject to various risks, including the following:

■	Company Risk
■	Foreign Securities Risk
■	Growth Stock Risk
■	Initial Public Offering Risk
■	Liquidity Risk
■	Management Risk
■	Market Risk
■	Small Company Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Mid Cap Growth Fund: The Fund seeks to achieve its objective of growth of your investment by investing primarily in a diversified portfolio of U.S. and, to a lesser extent, foreign mid cap companies that IICO believes offer above-average growth potential. The Fund primarily focuses on mid cap growth companies that IICO believes have the potential to become a large cap company. Mid cap companies typically are companies with market capitalizations that may range between $1 billion and $10 billion. For this purpose, IICO considers a company’s capitalization at the

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time the Fund acquires the company’s securities. Companies whose capitalization falls outside the mid cap range after purchase continue to be considered mid cap companies for purpose of the Fund’s investment policy. There is no guarantee, however, that the Fund will achieve its objective.

As noted, IICO utilizes a bottom-up approach in its selection of securities for the Fund, and focuses on companies with strong growth models, profitability and sound capital structures. Other desired characteristics may include a leading market position, the active involvement of the founder or entrepreneur, management that is strong and demonstrates commitment to stakeholders, and a high gross margin and return on equity with low debt. IICO may also consider a company’s dividend yield.

The Fund may also use options and futures contracts for both temporary defensive purposes and to enhance performance. The Fund may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have a diverse market of U.S. business and overseas operations. Therefore, the Fund may also have an indirect exposure to foreign markets through these investments.

In addition to common stocks, the Fund may invest in convertible securities, preferred stocks and debt securities of any maturity and mostly of investment grade, that is, rated BBB or higher by S&P or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality.

The Fund may utilize derivative instruments, including options on individual securities or indices, to both gain exposure to certain sectors and/or to hedge certain market event risks.

When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper, cash and cash equivalents, and short-term U.S. government securities), preferred stocks or both. As well, the Fund may choose to invest in companies whose sales and earnings growth are generally stable through a variety of economic conditions. By taking a temporary defensive position the Fund may not achieve its investment objective.

Principal Risks. An investment in Ivy Mid Cap Growth Fund is subject to various risks, including the following:

■	Company Risk
■	Growth Stock Risk
■	Management Risk
■	Market Risk
■	Mid Size Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Mid Cap Growth Fund may be subject to other non-principal risks, including the following:

■	Derivatives Risk
■	Foreign Securities Risk
■	Small Company Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Small Cap Growth Fund: The Fund seeks to achieve its objective of growth of capital by investing primarily in common stocks of small cap companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is an opportunity for rapid growth. The emphasis on portfolio risk diversification is an important contributor to the ability to effectively manage risk, as a desired goal is to have a portfolio of securities that tend not to react in high correlation to one another under any economic or market condition. This emphasis is intended to result in a higher degree of diversification, reduced portfolio volatility, and a smoother more consistent pattern of portfolio returns over the long term. There is no guarantee, however, that the Fund will achieve its objective.

IICO considers quality of management and superior financial characteristics (for example, return on assets, return on equity, operating margin) in its search for companies, thereby focusing on higher-quality companies. IICO seeks companies that it believes exhibit defensible market positions by having one or more of the following characteristics: a company that is a strong niche player, that features the involvement of the founder, or that demonstrates a strong commitment to shareholders. IICO believes that such companies generally have a replicable business model that allows for sustained growth. The focus on holding an investment is intermediate to long-term. IICO considers selling a holding if its analysis reveals evidence of a meaningful deterioration in operating trends, it anticipates a decrease in the company’s ability to grow and gain market shares and/or the company’s founder departs.

Small cap companies typically are companies with market capitalizations below $3.5 billion. Some companies may outgrow the definition of small cap after the Fund has purchased their securities. These companies continue to be considered small cap for purposes of the Fund’s investment policy. From time to time, the Fund also will invest a lesser portion of its assets in securities of mid and large cap companies (that is, companies with market capitalizations larger than that defined above) that, in IICO’s opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above-average growth.

The Fund may invest up to 25% of its total assets in foreign securities. Investing in foreign securities may present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have a diverse market of U.S. business and overseas operations. Therefore, the Fund may also have an indirect exposure to foreign markets through these investments.

142	Prospectus

The Fund may invest in exchange-traded funds (ETFs) to gain industry exposure not otherwise available through direct investments in small cap securities. The Fund may also invest in derivatives, primarily futures and options, for the purpose of hedging its exposure, as well as to gain exposure to certain market sectors that it cannot get through the purchase of equity securities.

In addition to common stocks, the Fund may invest in securities convertible into common stocks, preferred stocks and debt securities, that are mostly of investment grade.

When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. The Fund also may invest in more established companies, such as those with longer operating histories than many small cap companies. As well, it may increase the number of issuers in which it invests and thereby limit the Fund’s position size in any particular security. By taking a temporary defensive position, however, the Fund may not achieve its investment objective.

Principal Risks. An investment in Ivy Small Cap Growth Fund is subject to various risks, including the following:

■	Company Risk
■	Growth Stock Risk
■	Initial Public Offering Risk
■	Management Risk
■	Market Risk
■	Small Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Small Cap Growth Fund may be subject to other non-principal risks, including the following:

■	Derivatives Risk
■	Foreign Securities Risk
■	Investment Company Securities Risk
■	Liquidity Risk
■	Mid Size Company Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Small Cap Value Fund: The Fund seeks to achieve its objective of long-term accumulation of capital by investing primarily in various types of equity securities of small cap, value-oriented U.S. and, to a lesser extent, foreign companies. There is no guarantee, however, that the Fund will achieve its objective.

Small cap companies typically are companies with market capitalizations below $3.5 billion. Some companies may outgrow the definition of small cap after the Fund has purchased their securities. These companies continue to be considered small cap for purposes of the Fund’s investment policy. From time to time, the Fund also may invest a lesser portion of its assets in securities of mid and large cap companies (that is, companies with market capitalizations larger than that defined above), as well as securities of growth-oriented companies.

In selecting value stocks and other equity securities, IICO makes an assessment of the current state of the economy, examines various industry sectors, and analyzes individual companies in the small cap universe. IICO primarily focuses on equity securities it believes are undervalued or trading below their true worth, but that appear likely to come back into favor with investors. Undervalued securities are securities that IICO believes: (a) are undervalued relative to other securities in the market or currently earn low returns with a potential for higher returns, (b) are undervalued relative to the potential for improved operating performance and financial strength, or (c) are issued by companies that have recently undergone a change in management or control, or developed new products or services that may improve their business prospects or competitive position. In assessing relative value, IICO considers factors such as a company’s ratio of market price to earnings, ratio of enterprise value to operating cash flow, ratio of market price to book value, ratio of market price to cash flow, estimated earnings growth rate, cash flow, yield, liquidation value, quality of management and competitive market position. In seeking to achieve its investment objectives, the Fund may also invest in equity securities of companies that IICO believes show potential for sustainable earnings growth above the average market growth rate.

The Fund primarily invests in common stocks; however, it may invest, to a lesser extent, in preferred stocks and other securities convertible into equity securities. The Fund may invest up to 25% of its total assets in foreign securities. Investing in foreign securities may present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have a diverse market of U.S. business and overseas operations. Therefore, the Fund may also have an indirect exposure to foreign markets through these investments.

The Fund may also invest in derivative instruments to gain exposure to certain market sectors; it may also utilize derivatives to generate income from written options.

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes in various short-term cash and cash equivalent items. Other defensive tactics that may be used by IICO include holding smaller position sizes in individual holdings and/or being more broadly diversified across sectors and industries. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Ivy Small Cap Value Fund is subject to various risks, including the following:

■	Company Risk
■	Initial Public Offering Risk
■	Management Risk
■	Market Risk
■	Small Company Risk
■	Value Stock Risk

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Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Small Cap Value Fund may be subject to other non-principal risks, including the following:

■	Derivatives Risk
■	Foreign Securities Risk
■	Liquidity Risk
■	Mid Size Company Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Tax-Managed Equity Fund: The Fund seeks to achieve its objective of long-term growth of capital while minimizing taxable gains and income to shareholders by investing primarily in a diversified portfolio of common stocks of U.S. and, to a lesser extent, foreign companies that IICO considers to be high quality and attractive in their long-term investment potential. IICO seeks stocks of growth-oriented companies which it believes to have above-average earnings predictability and stability. There is no guarantee, however, that the Fund will achieve its objective.

IICO typically seeks companies with defensible, and therefore sustainable, competitive advantages in their fields. Current demand and faster growing economies are also important factors.

The Fund attempts to achieve high after-tax returns for its shareholders by balancing investment considerations and tax considerations. The Fund seeks to minimize distributions from net investment income and distributions of realized net short-term capital gains (taxed as ordinary income), as well as distributions of net long-term capital gains. The Fund seeks to achieve returns primarily in the form of price appreciation (not subject to current tax until shares are redeemed).

IICO ordinarily uses one or more of the following strategies in its management of the Fund:

■	a long-term, low turnover approach to investing

■	an emphasis on lower-yielding securities to require distribution of little, if any, taxable income

■	an attempt to avoid net realized short-term capital gains

■	in the sale of portfolio securities, selection of the most tax-favored lots

■	selective tax-advantaged hedging techniques as an alternative to taxable sales

The Fund also may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have a diverse market of U.S. business and overseas operations. Therefore, the Fund may also have an indirect exposure to foreign markets through these investments. The Fund may also invest in preferred stocks and debt securities that are primarily of investment grade.

When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. By taking a temporary defensive position, however, the Fund may not achieve its investment objective.

Notwithstanding the Fund’s use of tax-management investment strategies, the Fund may have taxable income and may realize net capital gains from time to time. In addition, investors purchasing Fund shares when the Fund has large undistributed realized capital gains could receive a significant part of the purchase price of their shares back as a taxable capital gain distribution. Over time, securities with unrealized gains may comprise a substantial portion of the Fund’s assets. As well, state or Federal tax laws or regulations may be amended at any time and may include adverse changes to applicable tax rates or capital gain holding periods.

Principal Risks. An investment in Ivy Tax-Managed Equity Fund is subject to various risks, including the following:

■	Company Risk
■	Growth Stock Risk
■	Large Company Risk
■	Management Risk
■	Market Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Tax-Managed Equity Fund may be subject to other non-principal risks, including the following:

■	Foreign Securities Risk
■	Mid Size Company Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Value Fund: The Fund seeks to achieve its objective of long-term accumulation of capital by primarily investing, for the long term, in the common stocks, and to a lesser extent, preferred stock, of large-cap undervalued U.S. and, to a lesser extent, foreign companies. Large cap companies typically are companies with market capitalizations of at least $10 billion. The Fund seeks to invest in stocks that are, in the opinion of IICO, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. There is no guarantee, however, that the Fund will achieve its objective.

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IICO primarily utilizes both a top-down and a bottom-up (research individual issuers) analysis in its selection process. In general, in selecting securities for the Fund, IICO evaluates market risk, interest rate trends and the economic climate. It then considers numerous factors in its analysis of individual issuers and their stocks, which may include: intrinsic value of the company not reflected in the stock price, historical earnings growth, future expected earnings growth, company’s position in its industry, industry conditions, competitive strategy, management capabilities, free cash flow potential, and internal or external catalysts for change.

The Fund may invest in foreign securities; however, it does not intend to invest more than 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have a diverse market of U.S. business and overseas operations. Therefore, the Fund may also have an indirect exposure to foreign markets through these investments.

The Fund also may invest in derivative instruments to gain exposure to certain market sectors; it may also utilize derivatives to generate income by utilizing primarily, written options.

When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Ivy Value Fund is subject to various risks, including the following:

■	Company Risk
■	Large Company Risk
■	Management Risk
■	Market Risk
■	Value Stock Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Value Fund may be subject to other non-principal risks, including the following:

■	Derivatives Risk
■	Foreign Securities Risk
■	Mid Size Company Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Bond Fund: The Fund seeks to achieve its objective of a high level of current income consistent with prudent investment risk by investing primarily in bonds of U.S. and, to a lesser extent, foreign issuers (for this purpose, “bonds” includes any debt security with an initial maturity greater than one year). There is no guarantee, however, that the Fund will achieve its objective.

The Fund invests primarily in a variety of investment-grade debt securities which include:

■	investment-grade corporate debt obligations and mortgage-backed securities

■	debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (including U.S. Treasury bills, notes and bonds)

■	investment-grade mortgage-backed securities issued by governmental agencies and financial institutions

■	investment grade asset-backed securities

■	investment-grade debt securities issued by foreign governments and companies

■	debt obligations of U.S. banks and savings and loan associations

The Fund may invest a portion of its assets in investment-grade debt obligations issued by companies in a variety of industries. The Fund may invest in long-term debt securities (maturities of more than ten years), intermediate debt securities (maturities from three to ten years) and short-term debt securities (maturities of less than three years). However, the Fund expects that under normal market circumstances, the effective duration of its portfolio will range from four to seven years.

In selecting corporate debt securities and their maturities, Advantus Capital seeks to maximize current income by engaging in a risk/return analysis that focuses on various factors such as industry outlook, current and anticipated market and economic conditions, general levels of debt prices and issuer operations.

The Fund may also invest a portion of its assets in governmental and non-governmental mortgage-related securities, including CMOs, CMBSs, and in stripped mortgage-backed securities and asset-backed securities. CMOs are debt obligations typically issued by either a government agency or a private special-purpose entity that are collateralized by residential or commercial mortgage loans or pools of residential mortgage loans. CMOs allocate the priority of the distribution of principal and interest from the underlying mortgage loans among various series. Each series differs from the other in terms of the priority right to receive cash payments from the underlying mortgage loans.

Stripped mortgage-backed securities also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest-only component allows the security holder to receive the interest portion of cash payments, while the principal-only component allows the security holder to receive the principal portion of cash payments.

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Asset-backed securities represent interests in pools of consumer loans (such as credit card, trade or automobile loans). Investors in asset-backed securities are entitled to receive payments of principal and interest received by the pool entity from the underlying consumer loans net of any costs and expenses incurred by the entity.

Non-Principal Investment Strategies: In addition, the Fund may invest lesser portions of its assets in interest rate and other bond futures contracts. The Fund may invest up to 20% of its net assets in non-investment grade securities (for example, securities rated BB or below or rated comparably by another NRSRO or, if unrated, determined by IICO, the Fund’s investment manager, or the Fund’s subadvisor, to be of comparable quality). The Fund may also invest up to 10% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have a diverse market of U.S. business and overseas operations. Therefore, the Fund may also have an indirect exposure to foreign markets through these investments.

To help manage or adjust the average duration of its portfolio, or to attempt to hedge against the effects of interest rate changes on current or intended investments in fixed rate securities, the Fund may invest to a limited extent in futures contracts or other derivatives.

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes, and without limit, in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Ivy Bond Fund is subject to various risks, including the following:

■	Company Risk
■	Credit Risk
■	Extension Risk
■	Interest Rate Risk
■	Management Risk
■	Market Risk
■	Mortgage-Backed and Asset-Backed Securities Risk
■	Non-Agency Securities Risk
■	Reinvestment Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Bond Fund may be subject to other non-principal risks, including the following:

■	Derivatives Risk
■	Foreign Securities Risk
■	Liquidity Risk
■	Low-rated Securities Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Statement of Additional Information (SAI).

Ivy Global Bond Fund: The Fund seeks to achieve its primary objective of a high level of current income, and its secondary objective of capital growth when consistent with its primary objective, by investing primarily in a diversified portfolio of debt securities issued by U.S. and foreign issuers, including government-issued securities. There is no guarantee, however, that the Fund will achieve its objectives.

During normal market conditions, the Fund invests at least 65% of its total assets in issuers of at least three countries, which may include the U.S. The Fund also may invest in securities of issuers determined by IICO to be in developing or emerging market countries. The Fund may invest up to 100% of its total assets in non-U.S. dollar denominated securities.

Bonds may be of any maturity (for this purpose, “bonds” includes any debt security with an initial maturity greater than one year) and are typically of investment grade. The Fund, however, may invest up to 35% of its total assets in non-investment grade bonds, typically of foreign issuers located in emerging markets, or unrated securities determined by IICO to be of comparable quality. Non-investment grade debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness.

Non-Principal Investment Strategies: The Fund primarily owns debt securities; however, the Fund also may own, to a lesser extent, preferred stocks, common stocks and convertible securities. The Fund may purchase shares of other investment companies subject to the restrictions and limitations of the 1940 Act. The Fund also may invest in exchange-traded funds (ETFs) as a means of tracking the performance of a designated stock index while also maintaining liquidity, or to gain exposure to precious metals and other commodities without purchasing them directly although, the Fund may also invest separately in physical commodities.

IICO may, when consistent with the Fund’s investment objectives, buy or sell options or futures contracts on a security, on an index of securities or on a foreign currency, or enter into swaps, including credit default swaps, and interest rate swaps (collectively, commonly known as “derivatives”). IICO may use derivatives to hedge various instruments, for risk management purposes or to seek to increase investment income or gain in the Fund or to invest in a position not otherwise readily available, or for purposes of seeking to mitigate the impact of rising interest rates. With credit default swaps, the Fund may either sell or buy credit protection under these contracts.

146	Prospectus

When IICO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, IICO may take any one or more of the following steps with respect to the assets in the Fund’s portfolio:

■	shorten the average maturity of the Fund’s debt holdings

■	hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit)

By taking a temporary defensive position in any one or more of these manners, the Fund may not achieve its investment objectives.

Principal Risks. An investment in Ivy Global Bond Fund is subject to various risks, including the following:

■	Company Risk
■	Credit Risk
■	Emerging Market Risk
■	Foreign Securities Risk
■	Interest Rate Risk
■	Low-rated Securities Risk
■	Management Risk
■	Market Risk
■	Reinvestment Risk
■	Small Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Global Bond Fund may be subject to other non-principal risks, including the following:

■	Commodities Risk
■	Derivatives Risk
■	Foreign Currency Risk
■	Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
■	Investment Company Securities Risk
■	Liquidity Risk
■	Mortgage-Backed and Asset-Backed Securities Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy High Income Fund: The Fund seeks to achieve its primary objective of a high level of current income, and its secondary objective of capital growth, when consistent with its primary objective, by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities of U.S. and foreign issuers, the risks of which are, in the judgment of IICO, consistent with the Fund’s objectives. There is no guarantee, however, that the Fund will achieve its objectives.

In general, the high level of income that the Fund seeks is paid by debt securities rated in the lower rating categories of the NRSROs or unrated securities that are determined by IICO to be of comparable quality; these include bonds rated BBB or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality. Lower-quality debt securities (which include junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

In selecting securities, IICO uses a bottom-up analysis that includes extensive modeling and talking with a company’s management team, industry consultants and sell-side research to help formulate opinions. The Fund primarily owns debt securities, which may include loan participations and other loan instruments, and may own fixed income securities of varying maturities; however, it also may own, to a lesser degree, preferred stocks, common stocks and convertible securities.

The Fund may invest an unlimited amount of its assets in foreign securities. Investments in foreign securities also present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have a diverse market of U.S. business and overseas operations. Therefore, the Fund may also have an indirect exposure to foreign markets through these investments.

The Fund may enter into credit default swap contracts for hedging purposes or to add leverage to the Fund. The Fund may either sell or buy credit protection under these contracts. The Fund may also use forward contracts and futures to either increase or decrease exposure to a foreign currency.

When IICO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions and to attempt to reduce the price volatility of the Fund, IICO may take any one or more of the following steps with respect to the Fund’s assets:

■	shorten the average maturity of the Fund’s debt holdings

■	hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit)

■	emphasize investment-grade debt securities and/or senior secured debt

By taking a temporary defensive position in any one or more of these manners, the Fund may not achieve its investment objectives.

Principal Risks. An investment in Ivy High Income Fund is subject to various risks, including the following:

■	Company Risk
■	Credit Risk
■	Foreign Securities Risk
■	Interest Rate Risk
■	Liquidity Risk
■	Low-rated Securities Risk
■	Management Risk
■	Market Risk
■	Reinvestment Risk

Prospectus	147

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy High Income Fund may be subject to other non-principal risks, including the following:

■	Derivatives Risk
■	Extension Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Limited-Term Bond Fund: The Fund seeks to achieve its objective of providing a high level of current income consistent with preservation of capital by investing primarily in a diversified portfolio of investment-grade, limited-term debt securities (securities with a dollar-weighted average maturity of two to five years) of U.S. issuers and, to a lesser extent, U.S. dollar-denominated securities of foreign issuers. The Fund may invest in U.S. government securities, corporate debt securities, mortgage-backed securities including CMOs and other asset-backed securities. The Fund seeks attractive total returns with less volatility than the broad market indexes. There is no guarantee, however, that the Fund will achieve its objective.

The maturity of an asset-backed security is the estimated average life of the security based on certain prescribed models or formulas used by IICO. The maturity of other types of debt securities is the earlier of the call date or the maturity date, as appropriate.

The Fund may invest up to 10% of its total assets in non-investment grade debt securities. The Fund may also own, to a lesser extent, common stocks and convertible securities, including convertible preferred stocks in certain circumstances.

When IICO believes that a temporary defensive position is desirable, it may take certain steps with respect to the Fund’s assets, including any one or more of the following:

■	shorten the average maturity of the Fund’s investments

■	increase its holdings in short-term investments, cash or cash equivalents

■	invest up to all of the Fund’s assets in U.S. Treasury securities

By taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Ivy Limited-Term Bond Fund is subject to various risks, including the following:

■	Company Risk
■	Credit Risk
■	Interest Rate Risk
■	Large Company Risk
■	Management Risk
■	Market Risk
■	Mortgage-Backed and Asset-Backed Securities Risk
■	Reinvestment Risk
■	U.S. Government Securities Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Limited-Term Bond Fund may be subject to other non-principal risks, including the following:

■	Extension Risk
■	Low-rated Securities Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Mortgage Securities Fund: The Fund seeks to achieve its objective of a high level of current income consistent with prudent investment risk by investing primarily in higher-quality mortgage-related securities. The Fund invests a significant portion of its assets in investment-grade securities representing interests in pools of mortgage loans, and in a variety of other mortgage-related securities including CMOs, CMBSs, stripped mortgage-backed securities and asset-backed securities. The Fund seeks to provide investors with exposure to quality and higher yield potential through broad ownership in pools of mortgage loans across all sectors of the market. The Fund expects that under normal circumstances the effective duration of its portfolio will range from one to seven years. The Fund may invest lesser portions of its assets in non-investment grade mortgage-related securities. The Fund also may invest up to 10% of its total assets in foreign securities. There is no guarantee, however, that the Fund will achieve its objective.

In selecting mortgage-related securities, Advantus Capital focuses on relative value trading among individual securities in the mortgage-backed securities, asset-backed securities and CMBS markets and typically considers a variety of factors, including prepayment risk, credit quality, liquidity, the collateral securing the underlying loan (for example, residential versus commercial real estate) and the type of underlying mortgage loan (for example, a 30-year fully-amortized loan versus a 15-year fully-amortized loan). Advantus Capital also takes into consideration current and expected trends in economic conditions, interest rates and the mortgage market and selects securities which, in its judgment, are likely to perform well in those circumstances. As well, Advantus Capital attempts to diversify the Fund’s holdings among all sectors of the mortgage-related market in an effort to minimize risk however, the risk is minimized less by diversification in challenging economic environments that impact the entire economy.

Interests in pools of mortgage loans provide the security holder the right to receive out of the underlying mortgage loans periodic interest payments at a fixed or variable rate and a full principal payment at a designated maturity or call date. Scheduled principal, interest and other

148	Prospectus

payments on the underlying mortgage loans received by the sponsoring or guarantor entity are then distributed or “passed through” to security holders net of any losses and service fees retained by the sponsor or guarantor. Additional payments passed through to security holders could arise from the prepayment of principal resulting from the sale of residential property, the refinancing of underlying mortgages, or the foreclosure of residential property. In “pass through” mortgage loan pools, payments to security holders will depend on whether mortgagors make payments to the pooling entity on the underlying mortgage loans. To avoid this non-payment risk, the Fund also may invest in insured or third party guaranteed pass through mortgage loan pools which provide that the security holder will receive interest and principal payments regardless of whether mortgagors make payments on the underlying mortgage loans.

The Fund may invest in government or government-related mortgage loan pools or private mortgage loan pools. In government or government-related mortgage loan pools, the U.S. government or certain agencies guarantee to mortgage pool security holders the payment of principal and interest. The principal government-related guarantors of mortgage-related securities are Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac generally guarantee payment of principal and interest on mortgage loan pool securities issued by certain pre-approved institutions (that is, savings and loan institutions, commercial banks and mortgage bankers). However, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. In addition, the Fund purchases securities issued by non-government related entities which may be backed only by the pool of assets pledged as security for the transaction.

The Fund also may invest in private mortgage loan pools sponsored by commercial banks, insurance companies, mortgage bankers and other private financial institutions. Mortgage pools created by these non-governmental entities offer a higher rate of interest than government or government-related securities. Unlike certain U.S. government agency-sponsored mortgage loan pools, payment of interest and payment to investors is not guaranteed.

The Fund also may invest a major portion of its assets in CMOs and stripped mortgage-backed securities. CMOs are debt obligations issued by both government agencies and private special-purpose entities that are collateralized by residential or commercial mortgage loans. Unlike traditional mortgage loan pools, CMOs allocate the priority of the distribution of principal and level of interest from the underlying mortgage loans among various series. Each series differs from another in terms of the priority right to receive cash payments from the underlying mortgage loans. Each series may be further divided into classes in which the principal and interest payments payable to classes in the same series may be allocated. For instance, a certain class in a series may have right of priority over another class to receive principal and interest payments. Moreover, a certain class in a series may be entitled to receive only interest payments while another class in the same series may be only entitled to receive principal payments. As a result, the timing and the type of payments received by a CMO security holder may differ from the payments received by a security holder in a traditional mortgage loan pool.

Stripped mortgage-backed securities also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest-only component allows the security holder to receive the interest portion of cash payments, while the principal-only component allows the security holder to receive the principal portion of cash payments.

To help manage the average duration of its portfolio of fixed income securities, or to attempt to hedge against the effects of interest rate changes on current or intended investments in fixed rate securities, the Fund may invest to a limited extent in futures contracts or other derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock or bond) or a market index. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The market for mortgage-related securities is generally liquid, but individual mortgage-related securities purchased by the Fund may be subject to the risk of reduced liquidity due to changes in quality ratings or changes in general market conditions which adversely affect particular mortgage-related securities or the broader mortgage securities market as a whole. Investments in illiquid and restricted securities present greater risks inasmuch as such securities may only be resold subject to statutory or regulatory restrictions, or, if the securities are registered, the Fund may bear the costs of registering such securities. The Fund may, therefore, be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but liquid or unrestricted securities. Advantus Capital continuously monitors the liquidity of portfolio securities and may determine that, because of a reduction in liquidity subsequent to purchase, securities which originally were determined to be liquid have become illiquid.

Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country.

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes, and without limit, in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Ivy Mortgage Securities Fund is subject to various risks, including the following:

■	Company Risk
■	Concentration Risk
■	Derivatives Risk
■	Extension Risk
■	Interest Rate Risk
■	Liquidity Risk
■	Management Risk
■	Market Risk
■	Mortgage-Backed and Asset-Backed Securities Risk
■	Non-Agency Securities Risk
■	Reinvestment Risk

Prospectus	149

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Mortgage Securities Fund may be subject to other non-principal risks, including the following:

■	Credit Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Municipal Bond Fund: The Fund seeks to achieve its objective of providing income that is not subject to Federal income tax by investing primarily in a diversified portfolio of investment grade municipal bonds. There is no guarantee, however, that the Fund will achieve its objective.

As used in this Prospectus, “municipal bonds” means obligations the interest on which is not includable in gross income for Federal income tax purposes. The Fund and IICO rely on the opinion of bond counsel for the issuer in determining whether the interest on such issuer’s obligations is excludable from gross income for Federal income tax purposes. A significant portion, up to 40%, of the Fund’s dividends attributable to municipal bond interest may be a Tax Preference Item; however, IICO does not currently anticipate that the Fund will reach this level and estimates that approximately 20% or less of the Fund’s dividends attributable to municipal bond interest may be a Tax Preference Item. This would have the effect of reducing the Fund’s after-tax return to any investor whose AMT liability was increased by the Fund’s dividends.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular project or class of projects, a special tax, lease payments, appropriated funds, revenue pass-through arrangements, settlement payments or other revenue source. The Fund may invest in private activity bonds (PABs), which are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations, housing bonds that finance pools of single family home mortgages and multi-family project mortgages, student loan bonds that finance pools of student loans, and tobacco bonds that are issued by state-created special purpose entities as a means to securitize a state’s share of annual tobacco settlement revenues.

Non-Principal Investment Strategies: The Fund may invest up to 25% of its total assets in municipal bonds of issuers located in the same geographic area. The Fund may invest up to 20% of its net assets in a combination of taxable obligations and in options, futures contracts and other taxable derivative instruments. The taxable obligations must be either:

■	U.S. government securities

■	obligations of U.S. banks and certain savings and loan associations

■	U.S. dollar-denominated commercial paper and other cash equivalent securities issued by U.S. and foreign issuers that are rated at least A by S&P or comparably rated by another NRSRO

■	any of the foregoing obligations subject to repurchase agreements

■	credit default swaps on the debt of financial entities that insure municipal bonds

Subject to its policies regarding the amount of Fund assets invested in municipal bonds and taxable debt securities and its other investment limitations, the Fund may invest in other types of securities and use certain other instruments in seeking to achieve its objective.

The Fund may from time to time utilize futures contracts and similar derivative instruments designed for hedging purposes and/or to take a directional position on interest rates. The Fund also may hold a portion of its assets in municipal bonds for which the applicable interest rate formula varies inversely with prevailing interest rates. Distributions to Fund shareholders of income from taxable obligations, repurchase agreements and certain derivative instruments, as well as of any net capital gains the Fund realizes, will be subject to Federal income tax.

When IICO believes that a temporary defensive position is desirable, it may take certain steps with respect to the Fund’s assets, including any one or more of the following:

■	shorten the average maturity of the Fund’s investments

■	hold taxable obligations, subject to the limitations stated above

■	emphasize debt securities of a higher quality than those the Fund would ordinarily hold

■	invest in higher coupon pre-funded bonds

■	hedge exposure to interest rate risk by investing in futures contracts, options on futures contracts and other similar derivative instruments

By taking a temporary defensive position however, the Fund may not achieve its investment objective.

Principal Risks. An investment in Ivy Municipal Bond Fund is subject to various risks, including the following:

■	Alternative Minimum Tax Risk
■	Credit Risk
■	Interest Rate Risk
■	Management Risk
■	Market Risk
■	Political, Legislative or Regulatory Risk
■	Reinvestment Risk

150	Prospectus

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Municipal Bond Fund may be subject to other non-principal risks, including the following:

■	Derivatives Risk
■	Extension Risk
■	Liquidity Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Municipal High Income Fund: The Fund seeks to achieve its objective of providing a high level of income that is not subject to Federal income tax by investing in medium- and lower-quality municipal bonds that typically provide higher yields than bonds of higher quality. There is no guarantee, however, that the Fund will achieve its objective.

The Fund and IICO rely on the opinion of bond counsel for the issuer in determining whether the interest on such issuer’s obligations is excludable from gross income for Federal income tax purposes. A significant portion, up to 40% of the Fund’s dividends attributable to municipal bond interest may be a Tax Preference Item; however, IICO does not currently anticipate that the Fund will reach this level and estimates that approximately 20% or less of the Fund’s dividends attributable to municipal bond interest may be a Tax Preference Item. This would have the effect of reducing the Fund’s after-tax return to any investor whose AMT liability was increased by the Fund’s dividends.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The main type of municipal bonds in which the Fund invests is a revenue bond.

Revenue bonds are payable only from specific sources; these may include revenues from a particular project or class of projects, a special tax, lease payments, appropriated funds, revenue pass-through arrangements, settlement payments or other revenue source. PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations. The Fund may periodically invest in general obligation bonds for which the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest.

During normal market conditions, the Fund invests:

■	substantially in bonds with remaining maturities of 10 to 30 years

■	at least 80% of its net assets in municipal bonds

■

at least 75% of its total assets in medium and lower-quality municipal bonds, that include bonds rated BBB through D by S&P or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality

Non-Principal Investment Strategies: The Fund may invest 25% or more of its total assets in PABs, in securities the payment of principal and interest on which are payable from revenues derived from similar projects, or in municipal bonds of issuers located in the same geographic area. The Fund will not, however, have more than 25% of its total assets in PABs issued for any one industry or in any one state.

The Fund may invest in higher-quality municipal bonds, and may invest less than 75% of its total assets in medium- and lower-quality municipal bonds, at times when yield spreads are narrow and the higher yields do not justify the increased risk; and/or when, in the opinion of IICO, there is a lack of medium- and lower-quality securities in which to invest.

The Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements for municipal securities will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The Fund may purchase municipal securities insured by any insurer, regardless of its rating. A municipal security will be deemed to have the rating of its insurer. The insurance feature does not guarantee the market value of the insured obligations or the NAV of the Fund.

During normal market conditions, the Fund may invest up to 20% of its net assets in a combination of taxable obligations and in options, futures contracts and other taxable derivative instruments. The taxable obligations must be either:

■	U.S. government securities

■	obligations of U.S. banks and certain savings and loan associations

■	U.S. dollar-denominated commercial paper and other cash equivalent securities issued by U.S. and foreign issuers that are rated at least A by S&P or comparably rated by another NRSRO

■	any of the foregoing obligations subject to repurchase agreements

■	credit default swaps on the debt of financial entities that insure municipal bonds

The Fund may from time to time utilize futures contracts and similar derivative instruments designed for hedging purposes. The Fund also may hold a portion of its assets in municipal bonds for which the applicable interest rate formula varies inversely with prevailing interest rates. Distributions to Fund shareholders of income from taxable obligations, repurchase agreements and certain derivative instruments, as well as of any net capital gains the Fund realizes, will be subject to Federal income tax.

Prospectus	151

At times, IICO may believe that a full or partial defensive position is desirable, temporarily, due to present or anticipated market or economic conditions that are affecting or could affect the values of municipal bonds. During such periods, the Fund may invest in shorter-duration, high-credit quality bonds or up to all of its assets in taxable obligations, which would result in a higher proportion of its income (and thus its dividends) being subject to Federal income tax. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Ivy Municipal High Income Fund is subject to various risks, including the following:

■	Alternative Minimum Tax Risk
■	Credit Risk
■	Interest Rate Risk
■	Low-rated Securities Risk
■	Management Risk
■	Market Risk
■	Political, Legislative or Regulatory Risk
■	Reinvestment Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Municipal High Income Fund may be subject to other non-principal risks, including the following:

■	Extension Risk
■	Liquidity Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Cundill Global Value Fund: The Fund seeks to achieve its objective of long-term capital growth by investing primarily in the equity securities of companies throughout the world that are believed to be trading below their estimated intrinsic value. There is no guarantee, however, that the Fund will achieve its objective.

The investment approach of Cundill is based on a contrarian “value” philosophy. Cundill searches the globe as it looks for securities that are trading below their estimated intrinsic value. To determine the intrinsic value of a particular company, Cundill focuses primarily on the company’s financial statements. Cundill also considers factors such as financial capacity on the balance sheet, earnings, cash flows, dividends, business prospects, management capabilities and potential catalysts (such as a change in management) to realize shareholder value. Cundill typically will purchase a security for the Fund’s portfolio when the price reflects a significant discount to Cundill’s estimate of the company’s intrinsic value. Given the bottom-up or company-specific approach, Cundill does not forecast macroeconomic factors or corporate earnings.

When deciding to either buy or sell a security, Cundill also considers factors such as liquidity, capitalization, competition, management’s history, corporate governance, foreign accounting anomalies and industry trends.

Under normal market conditions, the Fund invests at least 65% of its total assets in at least three countries, which may include the U.S.

The Fund also may invest up to 20% of its total assets in “distressed debt,” which are fixed income securities, often non-investment grade, of distressed companies. Distressed debt securities may be issued by companies that are involved in reorganizations, financial restructurings or bankruptcy. Cundill generally chooses such securities for the Fund to seek capital appreciation rather than to seek income.

The Fund may invest in exchange traded funds (ETFs) where, in Cundill’s opinion, ETFs offer an opportunity to the Fund not found in investing in individual equity securities, such as better diversification and/or gaining exposure to other sectors.

The Fund may from time to time take a temporary defensive position, and invest without limit in U.S. government securities, investment-grade debt securities, cash and cash equivalents such as commercial paper, short term notes and other money market securities. Defensive strategies are geared around the style and disciplined approach to investing, whereby investments are bought at an appropriate discount to intrinsic value and are sold when they reach that value or are sold if intrinsic value declines towards current market price. Cash reserves are a by-product of the investable universe. Whereby reserves will be lower when the manager’s approach identifies numerous investment candidates, conversely, reserves will be higher when there are few candidates. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

Principal Risks. An investment in Ivy Cundill Global Value Fund is subject to various risks, including the following:

■	Company Risk
■	Derivatives Risk
■	Emerging Market Risk
■	Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
■	Foreign Currency Risk
■	Foreign Securities Risk
■	Holdings Risk
■	Management Risk
■	Market Risk
■	Value Stock Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Cundill Global Value Fund may be subject to other non-principal risks, including the following:

■	Credit Risk
■	Investment Company Securities Risk
■	Liquidity Risk
■	Low-rated Securities Risk
■	Mid Size Company Risk
■	Small Company Risk

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A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy European Opportunities Fund: The Fund seeks to achieve its objective of long-term capital growth by investing primarily in the equity securities of companies located or otherwise doing business in European countries and covering a broad range of economic and industry sectors. IICO searches for what it believes to be growth companies, identified by various factors, including profitability, competitive advantage, and sustainable growth rate. IICO also focuses on companies with increasing exposure to emerging markets. There is no guarantee, however, that the Fund will achieve its objective.

The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks, including management of the Fund’s exposure to various foreign currencies as well as a supplement in pursuit of its investment objective.

The Fund may from time to time take a temporary defensive position, and invest without limit in U.S. government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short term notes and other money market securities. However, by taking a temporary defensive position the Fund may not achieve its investment objective.

Principal Risks. An investment in Ivy European Opportunities Fund is subject to various risks, including the following:

■	Company Risk
■	Emerging Market Risk
■	Foreign Currency Risk
■	Foreign Securities Risk
■	Growth Stock Risk
■	Management Risk
■	Market Risk
■	Regional Focus Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy European Opportunities Fund may be subject to other non-principal risks, including the following:

■	Derivatives Risk
■	Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
■	Large Company Risk
■	Mid Size Company Risk
■	Small Company Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy International Balanced Fund: The Fund seeks to achieve its objective of a high level of total return by investing principally in equity and debt securities traded in European and Asian/Pacific Basin markets and primarily issued by reasonably valued companies with strong cash flows and exposure to global investment themes. IICO also focuses on a growth approach by seeking companies whose earnings it believes will grow faster than the economy of the country in which the company is located. Normally, the Fund invests approximately 50% to 70% of its total assets in international equity securities and approximately 30% to 50% of its total assets in international investment-grade debt securities. Although the Fund may invest in companies of any size, it typically has more exposure to large-cap issuers. There is no guarantee, however, that the Fund will achieve its objective.

The Fund invests in a variety of economic sectors and industry segments to seek to reduce the effects of price volatility in any one area. IICO seeks to identify an investment theme, then determines the most appropriate sectors and geographies to benefit from that theme and finally seeks to find reasonably valued companies with improving returns on capital, good growth prospects and solid cash generation. IICO combines a top-down, macro thematic approach with a bottom-up stock selection process, and uses a combination of country analysis (economic growth, money flows, business cycle, interest rates, political climate, and currencies), industry dynamics (growth opportunities, competitive dynamics, cyclical sensitivity, and economic returns), and individual stock selection (strong cash flow, strengthening fundamentals, solid or improving competitive advantage, higher expected returns, value relative to peers, and improving growth prospects) in composing the portfolio. Many companies have a diverse market of business and overseas operations. Therefore, the Fund may also have an indirect exposure to additional foreign markets through these investments.

Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures. In selecting debt securities, IICO evaluates current, as well as expected future trends in, interest rates and general economic conditions, and then attempts to identify those securities and issuers which, in its judgment, are likely to perform well in such circumstances. IICO may rely on active duration management in an effort to add value to the Fund’s holdings.

The Fund may, but is not required to, use a range of derivative investment techniques in seeking to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements). The Fund may also use derivatives to increase or decrease exposure to specific sectors, countries and/or currencies.

The Fund may from time to time take a temporary defensive position, and invest without limit in government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short term notes and other money market securities. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

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Principal Risks. An investment in Ivy International Balanced Fund is subject to various risks, including the following:

■	Company Risk
■	Credit Risk
■	Emerging Market Risk
■	Foreign Currency Risk
■	Foreign Securities Risk
■	Interest Rate Risk
■	Large Company Risk
■	Management Risk
■	Market Risk
■	Reinvestment Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy International Balanced Fund may be subject to other non-principal risks, including the following:

■	Derivatives Risk
■	Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
■	Growth Stock Risk
■	Mid Size Company Risk
■	Value Stock Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy International Core Equity Fund: The Fund seeks to achieve its primary objective of long-term capital growth and its secondary objective of current income by investing primarily in equity securities principally traded in European and Asian/Pacific Basin markets and primarily issued by reasonably valued companies with strong cash flows and exposure to global investment themes. IICO also focuses on a growth approach by seeking companies whose earnings it believes will grow faster than the economy. Although the Fund may invest in companies of any size, it typically has more exposure to large-cap issuers. There is no guarantee, however, that the Fund will achieve its objectives.

The Fund invests in a variety of economic sectors and industry segments to seek to reduce the effects of price volatility in any one area. IICO seeks to identify an investment theme, then determine the most appropriate sectors and geographies to benefit from that theme and finally to find reasonably valued companies with improving returns on capital, good growth prospects and solid cash generation. IICO combines a top-down, macro thematic approach with a bottom-up stock selection process, and uses a combination of country analysis (economic growth, money flows, business cycle, interest rates, political climate, and currencies), industry dynamics (growth opportunities, competitive dynamics, cyclical sensitivity, and economic returns), and individual stock selection (strong cash flow, strengthening fundamentals, solid or improving competitive advantage, higher expected returns, value relative to peers, and improving growth prospects) in composing the portfolio. Many companies have a diverse market of business and overseas operations. Therefore, the Fund may also have an indirect exposure to additional foreign markets through these investments.

The Fund may, but is not required to, use a range of derivative investment techniques in seeking to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements). The Fund may also use derivatives to increase or decrease exposure to specific sectors, countries and/or currencies.

The Fund may from time to time take a temporary defensive position, and invest without limit in government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short term notes and other money market securities. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

Principal Risks. An investment in Ivy International Core Equity Fund is subject to various risks, including the following:

■	Company Risk
■	Emerging Market Risk
■	Foreign Currency Risk
■	Foreign Securities Risk
■	Large Company Risk
■	Management Risk
■	Market Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy International Core Equity Fund may be subject to other non-principal risks, including the following:

■	Derivatives Risk
■	Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
■	Growth Stock Risk
■	Mid Size Company Risk
■	Value Stock Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy International Growth Fund: The Fund seeks to achieve its primary objective of long-term growth and its secondary objective of current income by investing primarily in a diversified portfolio of common stocks of growth-oriented foreign issuers. Growth securities are those whose earnings, IICO believes, are likely to have strong growth over several years. IICO seeks profitable companies with a competitive advantage in their industry as well as the ability to sustain their growth rates. The Fund may invest in any geographic area and within various sectors. Many companies have a diverse market of business and overseas operations. Therefore, the Fund may also have an indirect exposure to additional foreign markets through these investments. There is no guarantee, however, that the Fund will achieve its objectives.

154	Prospectus

The Fund may, but is not required to, use a range of derivative investment techniques in seeking to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed income market movements) as well as to manage its exposure (increase or decrease) to various foreign currencies. The Fund may also use derivatives to speculate on a particular security or sector.

The Fund may from time to time take a temporary defensive position, and may invest up to all of the Fund’s assets in U.S. government securities, investment-grade debt securities and cash and cash equivalents such as commercial paper, short-term notes and other money market securities; it may avoid investment in volatile emerging markets and increase investments in more stable, developed countries and industries; and it also may invest all of the Fund’s assets in U.S. securities. By taking a temporary defensive position, the Fund may not achieve its investment objectives.

Principal Risks. An investment in Ivy International Growth Fund is subject to various risks, including the following:

■	Company Risk
■	Emerging Market Risk
■	Foreign Currency Risk
■	Foreign Securities Risk
■	Growth Stock Risk
■	Management Risk
■	Market Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy International Growth Fund may be subject to other non-principal risks, including the following:

■	Derivatives Risk
■	Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
■	Large Company Risk
■	Mid Size Company Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Managed European/Pacific Fund and Ivy Managed International Opportunities Fund: Each of Ivy Managed European/Pacific Fund and Ivy Managed International Opportunities Fund is a “fund of funds,” which means that it invests, almost exclusively, in other funds within the Ivy Family of Funds as described earlier, rather than investing directly in stocks, bonds and other instruments. As a fund of funds, each Fund is subject to the following risks.

■

an investment in a Fund is subject to all the risks of an investment directly in the underlying funds the Fund holds. See the applicable disclosure above for the risks of investing in each underlying fund.

■

each Fund’s performance will reflect the investment performance of the underlying funds it holds. A Fund’s performance thus depends both on the allocation of its assets among the various underlying funds and the ability of those funds to meet their investment objectives. IICO may not accurately assess the attractiveness or risk potential of a particular underlying fund, asset class, or investment style.

■

each Fund invests in a limited number of underlying funds and may invest a significant portion of its assets in a single underlying fund. Therefore, the performance of a single underlying fund can have a significant effect on the performance of a Fund and the price of its shares. As with any mutual fund, there is no assurance that any underlying fund will achieve its investment objective.

■

each underlying fund pays its own management fees and also pays other operating expenses. An investor in a Fund will pay both the Fund’s expenses and, indirectly, the management fees and other expenses of the underlying funds that the Fund holds.

■	one underlying fund may purchase the same securities that another underlying fund sells. A Fund that invests in both underlying funds would indirectly bear the costs of these trades.

Certain of the funds within the Ivy Family of Funds are selected for each Fund to establish a diversified range of investments to assist the Fund in achieving its investment objectives.

Ivy Pacific Opportunities Fund: The Fund seeks to achieve its primary objective of long-term capital growth and its secondary objective of current income by investing in equity securities, primarily common stock, of large- to mid-cap companies whose securities are traded mainly on markets located within the Pacific region, issued by companies organized under the laws of a Pacific region country or issued by any company with more than half of its business in the Pacific region. Examples of Pacific region countries include China, Hong Kong, Malaysia, South Korea, Taiwan, Singapore, Thailand, Indonesia, Australia, India, Philippines and Vietnam. There is no guarantee, however, that the Fund will achieve its objectives.

A strong fundamental equity analysis is the basis of the investment process, with important input regarding economic, financial and political issues for each country and region, specifically focusing on issuers which may benefit from the rising consumption in the Asian region due to the expanding middle class. Stock selection focuses on what IICO feels are stable companies with impressive corporate management in sectors that IICO believes are best positioned for the current market environment.

The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage foreign currency risk by either increasing or decreasing exposure through forward contracts as well as generating additional income from written options. The Fund may purchase shares of another investment company subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (1940 Act). The Fund may also periodically invest in shares of ETFs to gain exposure to desired sectors or securities.

Prospectus	155

The Fund may from time to time take a temporary defensive position, and invest without limit in U.S. government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short term notes and other money market securities. However, by taking a temporary defensive position, the Fund may not achieve its investment objectives.

Principal Risks. An investment in Ivy Pacific Opportunities Fund is subject to various risks, including the following:

■	Company Risk
■	Emerging Market Risk
■	Foreign Currency Risk
■	Foreign Securities Risk
■	Growth Stock Risk
■	Liquidity Risk
■	Management Risk
■	Market Risk
■	Regional Focus Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Pacific Opportunities Fund may be subject to other non-principal risks, including the following:

■	Derivatives Risk
■	Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
■	Initial Public Offering Risk
■	Large Company Risk
■	Mid Size Company Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Asset Strategy Fund: The Fund seeks to achieve its objective of high total return over the long term by allocating its assets primarily among stocks, bonds, and short-term instruments of issuers in markets around the globe, as well as investments in precious metals and exposure to various foreign currencies. The Fund may also utilize derivative instruments in seeking its objective. The Fund may invest its assets in almost any market that IICO believes can offer a high probability of return or, alternatively, that can provide a high degree of safety in uncertain times. The Fund may invest up to 100% of its total assets in foreign securities, including issuers located in and/or generating revenue from emerging markets. Many U.S. companies have a diverse market of U.S. business and overseas operations. Therefore, the Fund may also have an indirect exposure to foreign markets through these investments.

Generally, the mix of assets in the Fund will change from time to time depending on IICO’s assessment of the market for each investment type. Allocating assets among different types of investments allows the Fund to take advantage of opportunities wherever they may occur, but also subjects the Fund to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate due to changes in interest rates and due to the credit quality of the issuer.

Subject to liquidity requirements, IICO may invest up to 25% of the Fund’s total assets in precious metals. Investments in physical commodities, including precious metals, may experience severe price fluctuations over short periods of time; as well, storage and trading costs may exceed the custodial and/or brokerage costs associated with other investments.

IICO regularly reviews the global economic environment to determine asset allocation and security selection, and makes changes to favor investments that it believes provide the best opportunity to achieve the Fund’s objective. In developing global themes, IICO evaluates a number of global trends that may include political, social, cultural, demographic, current and historical trends, among others. Although IICO uses its expertise and resources in choosing investments and in allocating assets, IICO’s decisions may not always be beneficial to the Fund, and there is no guarantee that the Fund will achieve its objective.

IICO tries to balance the Fund’s investment risks against potentially higher total returns by reducing the stock allocation during stock market down cycles and typically increasing the stock allocation during periods of strongly positive market performance. Generally, IICO makes asset shifts gradually over time. IICO considers various factors when it decides to sell a security, such as an individual security’s performance and/or if it is an appropriate time to vary the Fund’s mix.

The Fund may purchase shares of another investment company subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (1940 Act). The Fund also may invest in exchange-traded funds (ETFs) as a means of tracking the performance of a designated stock index while also maintaining liquidity, or to gain exposure to precious metals and other commodities without purchasing them directly.

IICO may, when consistent with the Fund’s investment objective, seek to hedge market risk on various securities, increase exposure to various markets, manage exposure to various foreign currencies, precious metals and various markets and seek to hedge certain event risks on positions held by the Fund.

As described above, the Fund has the flexibility to invest up to all of its assets in money market and other short-term investments, although it does not typically invest a substantial portion of its assets in these investments under normal market conditions. IICO will typically increase the Fund’s investment in high-quality, short-term investments in order to increase the defensive positioning of the Fund and/or as a hedge to enable the Fund to participate in opportunities as they present themselves.

Although IICO may seek to preserve appreciation in the Fund by taking a temporary defensive position, doing so may prevent the Fund from achieving its investment objective.

156	Prospectus

Principal Risks. An investment in Ivy Asset Strategy Fund is subject to various risks, including the following:

■	Commodities Risk
■	Company Risk
■	Credit Risk
■	Derivatives Risk
■	Emerging Market Risk
■	Foreign Currency Risk
■	Foreign Securities Risk
■	Growth Stock Risk
■	Interest Rate Risk
■	Large Company Risk
■	Low-rated Securities Risk
■	Management Risk
■	Market Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Asset Strategy Fund may be subject to other non-principal risks, including the following:

■	Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
■	Investment Company Securities Risk
■	Liquidity Risk
■	Reinvestment Risk
■	Value Stock Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Asset Strategy New Opportunities Fund: The Fund seeks to achieve its objective of high total return over the long term by allocating its assets primarily among stocks, bonds, and short-term instruments of issuers in markets around the globe, as well as investments in precious metals and exposure to various foreign currencies. The Fund may also utilize derivative instruments in seeking its objective. The Fund may invest up to 100% of its total assets in foreign securities, including issuers located in and/or generating revenue from emerging markets. The Fund may invest its assets in almost any market that IICO believes can offer a high probability of return or, alternatively, that can provide a high degree of safety in uncertain times. Many U.S. companies have a diverse market of U.S. business and overseas operations. Therefore, the Fund may also have an indirect exposure to foreign markets through these investments. Within the stock asset class, the Fund will primarily invest in small- to mid-cap sized companies (capitalizations within the range of $0.5 billion to $10 billion, small caps typically being less than $3.5 billion and mid caps falling within a range of $1 billion to $10 billion). IICO typically will invest the Fund in relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth.

Generally, the mix of assets in the Fund will change from time to time depending on IICO’s assessment of the market for each investment type. Allocating assets among different types of investments allows the Fund to take advantage of opportunities wherever they may occur, but also subjects the Fund to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate due to changes in interest rates and due to the credit quality of the issuer.

Subject to liquidity requirements, IICO may invest up to 25% of the Fund’s total assets in precious metals. Investments in physical commodities, including precious metals, may experience severe price fluctuations over short periods of time; as well, storage and trading costs may exceed the custodial and/or brokerage costs associated with other investments.

IICO regularly reviews the global economic environment to determine asset allocation and security selection, and makes changes to favor investments that it believes provide the best opportunity to achieve the Fund’s objective. In developing global themes, IICO evaluates a number of global trends that may include political, social, cultural, demographic, current and historical trends, among others. Although IICO uses its expertise and resources in choosing investments and in allocating assets, IICO’s decisions may not always be beneficial to the Fund, and there is no guarantee that the Fund will achieve its objective.

Market risk for small or medium-sized companies may be greater than for large companies. For example, smaller companies may have less certain growth prospects, limited financial resources, limited product lines, volatile trading and price fluctuation or inexperienced management.

Due to the nature of the Fund’s permitted investments, primarily the small cap stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the Fund may be subject to the following additional risks:

■	products offered may fail to sell as anticipated

■	a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry

■	the company may never achieve profitability

■	economic, market and technological factors may cause the new industry itself to lose favor with the public

IICO tries to balance the Fund’s investment risks against potentially higher total returns by reducing the stock allocation during stock market down cycles and typically increasing the stock allocation during periods of strongly positive market performance. Generally, IICO makes asset shifts gradually over time. IICO considers various factors when it decides to sell a security, such as an individual security’s performance and/or if it is an appropriate time to vary the Fund’s mix.

Prospectus	157

The Fund may purchase shares of another investment company subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (1940 Act). The Fund also may invest in exchange-traded funds (ETFs) as a means of tracking the performance of a designated stock index while also maintaining liquidity, or to gain exposure to precious metals and other commodities without purchasing them directly.

IICO may, when consistent with the Fund’s investment objective, seek to hedge market risk on various securities, increase exposure to various markets, manage exposure to various foreign currencies, precious metals and various markets and seek to hedge certain event risks on positions held by the Fund.

As described above, the Fund has the flexibility to invest up to all of its assets in money market and other short-term investments, although it does not typically invest a substantial portion of its assets in these investments under normal market conditions. IICO will typically increase the Fund’s investment in high-quality, short-term investments in order to increase the defensive positioning of the Fund and/or as a hedge to enable the Fund to participate in opportunities as they present themselves.

Although IICO may seek to preserve appreciation in the Fund by taking a temporary defensive position, doing so may prevent the Fund from achieving its investment objective.

Principal Risks. An investment in Ivy Asset Strategy New Opportunities Fund is subject to various risks, including the following:

■	Commodities Risk
■	Company Risk
■	Credit Risk
■	Derivatives Risk
■	Emerging Market Risk
■	Foreign Currency Risk
■	Foreign Securities Risk
■	Growth Stock Risk
■	Interest Rate Risk
■	Liquidity Risk
■	Low-rated Securities Risk
■	Management Risk
■	Market Risk
■	Mid Size Company Risk
■	Small Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Asset Strategy New Opportunities Fund may be subject to other non-principal risks, including the following:

■	Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
■	Investment Company Securities Risk
■	Reinvestment Risk
■	Value Stock Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Balanced Fund: The Fund seeks to achieve its primary objective of providing current income and its secondary objective of long-term appreciation of capital, by investing primarily in a diversified mix of stocks, debt securities and short-term instruments, depending on market conditions. There is no guarantee, however, that the Fund will achieve its objectives.

The Fund owns common stocks in order to provide possible appreciation of capital and/or dividend income and the Fund invests a portion of its total assets in either debt securities or preferred stocks, or both, in order to provide income and relative stability of capital. The Fund also may invest in convertible securities. The Fund ordinarily invests at least 25% of its total assets in fixed-income securities.

In its equity investments, the Fund invests primarily in medium to large, well-established companies, that typically issue dividend-paying securities. The majority of the Fund’s debt holdings are either U.S. government securities or investment-grade corporate bonds, including bonds rated BBB or higher by S&P or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality. The Fund has no limitations on the range of maturities of debt securities in which it may invest nor on the size of companies in which it may invest.

The Fund may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have a diverse market of U.S. business and overseas operations. Therefore, the Fund may also have an indirect exposure to foreign markets through these investments.

Periodically, the Fund may invest in ETFs for the purpose of more quickly gaining exposure to a particular segment of the market.

When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities that may be considered equivalent to owning cash because of their safety and liquidity. By taking a temporary defensive position, however, the Fund may not achieve its investment objectives.

Principal Risks. An investment in Ivy Balanced Fund is subject to various risks, including the following:

■	Company Risk
■	Credit Risk
■	Growth Stock Risk
■	Interest Rate Risk
■	Management Risk
■	Market Risk
■	Reinvestment Risk
■	Value Stock Risk

158	Prospectus

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Balanced Fund may be subject to other non-principal risks, including the following:

■	Foreign Securities Risk
■	Investment Company Securities Risk
■	Large Company Risk
■	Mortgage-Backed and Asset-Backed Securities Risk
■	Mid Size Company Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Energy Fund: The Fund seeks to achieve its objective of long-term capital appreciation by investing primarily in the equity securities of companies engaged in various aspects of the energy industry, such as the production, exploration, distribution of energy or relating to the infrastructure of energy, as well as the research and development or production of alternative energy sources, including but not limited to, oil companies, oil and gas exploration companies, natural gas pipeline companies, refinery companies, energy conservation companies, coal companies, alternative energy companies, and companies using newer energy technologies such as nuclear, geothermal, oil shale, wind power, and solar power.

IICO focuses not only on traditional companies that are producing and distributing energy today, but also companies that IICO believes are discovering sources of energy for the future. IICO considers many factors in selecting companies for the Fund, which may include the valuation, operating history, capital, financials, business model and management of a company. There is no guarantee, however, that the Fund will achieve its objective.

The Fund may invest up to 100% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have a diverse market of U.S. business and overseas operations. Therefore, the Fund may also have an indirect exposure to foreign markets through these investments.

Primarily investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real or perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental and safety regulations.

The Fund is also subject to the risk that the earnings, dividends and securities prices of energy companies will be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy may fluctuate significantly over any time period due to many factors, including:

■	international political developments

■	production and distribution policies of the Organization of Petroleum Exporting Countries (OPEC) and other oil-producing countries

■	relationships among OPEC members and other oil-producing countries and between those countries and oil-importing nations

■	energy conservation

■	the regulatory environment

■	tax policies

■	the economic growth and political stability of the key energy-consuming countries

The Fund may, but is not required to, use a range of other investment techniques, including investing in income trusts, publicly traded partnerships (often referred to as master limited partnerships (MLPs)) and, to a limited extent, in physical commodities within the energy sector (primarily crude oil, natural gas and coal) and derivatives (primarily for the purpose of hedging various market risks). A MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly traded securities. The MLPs in which the Fund may invest are primarily engaged in investing in oil and gas-related businesses, including energy processing and distribution.

If the Fund invests in commodities, this may expose the Fund to other risk considerations such as potentially severe price fluctuations over short periods of time and storage costs that exceed the custodial and/or brokerage costs associated with the Fund’s other portfolio holdings. The Fund’s investments in income trusts, MLPs, and commodities (and derivatives related thereto) will be limited by tax considerations.

As a temporary defensive measure, when securities markets or economic conditions are unfavorable or unsettled, the Fund may try to protect its assets by investing up to 100% of its total assets in securities that are highly liquid, including high-quality money market instruments such as short-term U.S. government securities, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, and typically are highly liquid or comparatively safe, they tend to offer lower returns. Therefore, the Fund’s performance could be comparatively lower if it concentrates its assets in defensive holdings. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Ivy Energy Fund is subject to various risks, including the following:

■	Company Risk
■	Concentration Risk
■	Emerging Market Risk
■	Foreign Securities Risk
■	Growth Stock Risk
■	Management Risk
■	Market Risk

Prospectus	159

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Energy Fund may be subject to other non-principal risks, including the following:

■	Commodities Risk
■	Foreign Currency Risk
■	Large Company Risk
■	Liquidity Risk
■	Mid Size Company Risk
■	Value Stock Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Global Natural Resources Fund: The Fund seeks to achieve its objective of long-term growth by investing at least 80% of its net assets in the equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities or that supply goods and services to such companies. There is no guarantee, however, that the Fund will achieve its objective.

Mackenzie systematically reviews its investment decisions and may allow cash reserves to build up when valuations seem unattractive. Mackenzie attempts to minimize risk through diversifying the Fund’s holdings by commodity, country, issuer, and market capitalization of companies; however, such diversification may not necessarily reduce Fund volatility. Mackenzie searches for well-managed companies with strong balance sheets and the technological capability and expertise to grow independently of commodity prices. In addition, Mackenzie seeks to anchor the Fund’s holdings with established larger companies that have historically strong-producing assets and attractive long-term reinvestment opportunities. From a macro perspective, Mackenzie monitors demand expectations for various commodities and utilizes this information to adjust the level of sector exposure and individual security holdings in the Fund.

During normal market conditions, the Fund invests at least 65% of its total assets in issuers of at least three countries, which may include the U.S. The Fund also may invest in precious metals and other physical commodities.

As a temporary defensive measure, when Mackenzie believes that securities markets or economic conditions are unfavorable or unsettled, the Fund may try to protect its assets by investing up to 100% of its total assets in securities that are highly liquid, including high-quality money market instruments, such as short-term U.S. government securities, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, and typically are highly liquid or comparatively safe, they tend to offer lower returns. Therefore, the Fund’s performance could be comparatively lower if it concentrates its assets in defensive holdings. The additional temporary defensive measures that Mackenzie may employ include altering the mix of company and sector holdings or using derivative strategies. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Ivy Global Natural Resources Fund is subject to various risks, including the following:

■	Company Risk
■	Concentration Risk
■	Derivatives Risk
■	Emerging Market Risk
■	Foreign Currency Risk
■	Foreign Securities Risk
■	Growth Stock Risk
■	Liquidity Risk
■	Management Risk
■	Market Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Global Natural Resources Fund may be subject to other non-principal risks, including the following:

■	Commodities Risk
■	Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
■	Mid Size Company Risk
■	Small Company Risk
■	Value Stock Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Real Estate Securities Fund: The Fund seeks to achieve its objective of total return through a combination of capital appreciation and current income by investing primarily in real estate securities and real estate-related securities. The Fund does not invest directly in real estate. There is no guarantee, however, that the Fund will achieve its objective.

“Real estate” securities include securities offered by issuers that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. Real estate securities issuers typically include REITs, REOCs, real estate brokers and developers, real estate managers, hotel franchisers, real estate holding companies and publicly-traded limited partnerships.

“Real estate-related” securities include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Real estate-related securities issuers typically include construction and related building companies, manufacturers and distributors of building supplies, brokers, financial institutions that issue or service mortgages and resort companies.

In its analysis of issuers, Advantus Capital has built a network of industry contacts that is designed to enhance its knowledge of a company’s underlying assets. Advantus Capital utilizes this knowledge and its diligent focus on company fundamentals in selecting securities for the Fund. Advantus Capital believes that the core operating performance of an issuer is a key determinant in its stock performance.

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Most of the Fund’s real estate securities portfolio consists of securities issued by REITs and REOCs that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in real estate, mortgages or shares issued by other REITs. REITs may be characterized as equity REITs (that is, REITs that primarily invest in land and improvements thereon), mortgage REITs (that is, REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs, which invest in both land and improvements thereon and mortgages. The Fund primarily invests in shares of equity REITs but also invests lesser portions of its assets in shares of mortgage REITs and hybrid REITs. A REIT that meets the applicable requirements of the Internal Revenue Code of 1986, as amended (Code), may deduct dividends paid to shareholders, effectively eliminating any entity-level Federal income tax. As a result, REITs distribute a larger portion of their earnings to investors than other entities subject to Federal income tax. A REOC is a corporation or partnership (or an entity treated as such) that invests in real estate, mortgages or shares issued by REITs, but also may engage in related or unrelated businesses. A REOC is typically structured as a “C” corporation under the Code and does not have the favorable tax treatment that is accorded a REIT. In addition, the value of the Fund’s securities issued by REOCs may be adversely affected by income streams derived from businesses other than real estate ownership.

The Fund may invest up to 25% of its total assets in foreign securities and may invest up to 20% of its net assets in securities issued by companies outside of the real estate industry. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have a diverse market of U.S. business and overseas operations. Therefore, the Fund may also have an indirect exposure to foreign markets through these investments.

The Fund also may invest in an ETF to replicate a REIT or real estate stock index or a basket of REITs or real estate stocks, as well as in an ETF that attempts to provide enhanced returns, or inverse returns, on such indices or baskets. Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. For instance, if the Fund invests in a leveraged ETF that attempts to double the return of an index, the ETF’s value would increase or decrease approximately twice the percentage of the underlying index. If the Fund invests in a leveraged ETF that attempts to provide the inverse return of an index, the ETF’s value would increase or decrease approximately the opposite percentage of the underlying index. Leveraged ETFs are complex, carry substantial risks, and are generally used to increase or decrease the Fund’s exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index.

An investment in the Fund may encounter the risk of greater volatility, due to the limited number of issuers of real estate and real estate-related securities, than an investment in a portfolio of securities selected from a greater number of issuers. As well, the value of the Fund’s investments may decrease due to fluctuations in rental income, overbuilding and increased competition, casualty and condemnation losses, environmental costs and liabilities, changes in the Code or failure to meet Code requirements, extended vacancies of property, lack of available mortgage funds, government regulation and limitations, increases in property taxes, cash flow dependency, declines in real estate value, physical depreciation of buildings, inability to obtain project financing, increased operating costs and changes in general or local economic conditions.

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Ivy Real Estate Securities Fund is subject to various risks, including the following:

■	Company Risk
■	Concentration Risk
■	Growth Stock Risk
■	Management Risk
■	Market Risk
■	REIT-Related Risk
■	REOC-Related Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Real Estate Securities Fund may be subject to other non-principal risks, including the following:

■	Credit Risk
■	Extension Risk
■	Foreign Securities Risk
■	Interest Rate Risk
■	Investment Company Securities Risk
■	Large Company Risk
■	Mid Size Company Risk
■	Reinvestment Risk
■	Small Company Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Science and Technology Fund: The Fund seeks to achieve its objective of long-term capital growth by investing primarily in the equity securities of science and technology companies around the globe. Science and technology companies are companies whose products, processes or services, in IICO’s opinion, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or discoveries. As well, the Fund may invest in companies that utilize science and/or technology to significantly enhance their business opportunities. There is no guarantee, however, that the Fund will achieve its objective.

In its selection of securities for investment by the Fund, IICO aims to identify companies that it believes to be benefiting from the world’s strongest secular economic trends, and then applies its bottom-up research to identify what it believes are the best holdings for the Fund.

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The Fund may invest in, but is not limited to, areas such as:

■	aerospace and defense electronics

■	alternative energy

■	biotechnology

■	business machines

■	cable and broadband access

■	communications equipment and software

■	computer software and services

■	computer systems

■	electronics and energy

■	electronic media

■	genomics

■	internet and internet-related services

■	medical devices and drugs

■	medical and hospital supplies and services

■	office equipment, supplies and services (including transaction processing services)

The Fund primarily owns common stocks; however, it may invest, to a lesser extent, in preferred stocks, debt securities and convertible securities. The Fund may, periodically, invest in ETFs as a means to invest cash effectively. The Fund may invest up to 20% of its total assets in non-investment grade securities, which are securities rated BB or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality, which may include convertible securities.

The Fund may, but is not required to, use a range of derivative investment techniques, typically options on common stocks, in seeking to hedge various market risks and/or individual security risk as well as to enhance return.

When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in U.S. government securities or other debt securities, mostly of investment stock grade. However, by taking a temporary defensive position, the Fund may not achieve its investment objective. The Fund may also hedge its foreign currency exposure, when applicable.

Principal Risks. An investment in Ivy Science and Technology Fund is subject to various risks, including the following:

■	Company Risk
■	Concentration Risk
■	Emerging Market Risk
■	Foreign Securities Risk
■	Growth Stock Risk
■	Management Risk
■	Market Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Science and Technology Fund may be subject to other non-principal risks, including the following:

■	Derivatives Risk
■	Foreign Currency Risk
■	Initial Public Offering Risk
■	Investment Company Securities Risk
■	Liquidity Risk
■	Low-Rated Securities Risk
■	Mid Size Company Risk
■	Small Company Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Money Market Fund: The Fund seeks to achieve its objective of maximum current income consistent with stability of principal by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7. There is no guarantee, however, that the Fund will achieve its objective.

The Fund invests only in the following U.S. dollar-denominated money market obligations and instruments:

■	U.S. government securities (including obligations of U.S. government agencies and instrumentalities)

■	bank obligations and instruments secured by bank obligations, such as letters of credit

■	commercial paper (U.S. and foreign issuers), including asset-backed commercial paper programs

■	corporate debt obligations, including floating rate securities and variable rate master demand notes

■	Canadian government obligations

■	municipal obligations

■	certain other obligations guaranteed as to principal and interest by a bank in whose obligations the Fund may invest or a corporation in whose commercial paper the Fund may invest

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The Fund may only invest in bank obligations if they are obligations of a bank subject to regulation by the U.S. government, including foreign branches of these banks, or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligation.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer.

Principal Risks. An investment in Ivy Money Market Fund is subject to various risks, including the following:

■	Amortized Cost Risk
■	Company Risk
■	Credit Risk
■	Interest Rate Risk
■	Management Risk
■	Market Risk
■	Reinvestment Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

All Funds

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund’s investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on the skill of IICO, or a Fund’s subadvisor, if applicable (as applicable, Investment Manager), in selecting investments. As with any mutual fund, you could lose money on your investment.

Each Fund also may invest in and use certain other types of securities and instruments in seeking to achieve its objective(s). For example, each Fund (other than Ivy Money Market Fund) may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each Fund’s authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and precious metals involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant.

Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages in recent years. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that a Fund invests in securities that are backed by pools of mortgage loans, the risk to the Fund may be significant.

Each Fund may actively trade securities in seeking to achieve its objective(s). Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain the market capitalization target of the securities in a Fund’s portfolio, and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase realized gains that a Fund must distribute, the distribution of which would increase your taxable income.

Each Fund generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, the Investment Manager may invest a portion of the Fund’s assets in cash or cash equivalents if the Investment Manager is unable to identify and acquire a sufficient number of securities that meet the Investment Manager’s selection criteria for implementing the Fund’s investment objective(s), strategies and policies.

You will find more information about each Fund’s permitted investments and strategies, as well as the restrictions that apply to them, in the SAI.

A description of each Fund’s policies and procedures with respect to the disclosure of its securities holdings is available in the SAI.

A complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on Form N-Q. This form may be obtained in the following ways:

■	On the SEC’s website at http://www.sec.gov.

■	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 202.551.8090.

■	On Ivy Funds’ website at www.ivyfunds.com.

Beginning October 7, 2010, information concerning Ivy Money Market Fund’s portfolio holdings will be posted on Ivy Funds’ website, www.ivyfunds.com, five business days after the end of each month and remain posted on the website for at least six months thereafter. In addition, beginning December 7, 2010, information concerning Ivy Money Market Fund’s portfolio holdings will be filed on a monthly basis with the SEC on Form N-MFP.

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Defining Risks

Alternative Minimum Tax Risk — Ivy Municipal Bond Fund and Ivy Municipal High Income Fund each may invest in municipal bonds the interest on which (and, therefore, Fund dividends attributable to such interest) is a Tax Preference Item. If a Fund shareholder’s AMT liability increased as a result of such dividends, that would reduce the Fund’s after-tax return to the shareholder.

Amortized Cost Risk — In the event that the Board determines that the extent of the deviation between the Fund’s amortized cost per share and its market-based NAV per share could result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate, or reduce to the extent practicable, such dilution or unfair results, including but not limited to, suspending redemption of Fund shares or liquidating the Fund.

Commodities Risk — Commodity trading is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of a Fund’s investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, a Fund may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments.

Company Risk — An individual security may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Concentration Risk — If a Fund invests more than 25% of its total assets in a particular industry, the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.

Credit Risk — An issuer of a debt security (including a mortgage-backed security) or a real estate investment trust (REIT) that is the issuer of a security in which a Fund invests may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and, therefore, in the NAV of shares of a Fund. Also, a change in the quality rating of a debt security or a REIT security can affect the security’s liquidity and make it more difficult to sell. If a Fund purchases unrated securities and obligations, it will depend on the Investment Manager’s analysis of credit risk more heavily than usual.

Derivatives Risk — A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of another security, index, asset or rate. Derivatives include options, futures contracts and swaps, among a wide range of other instruments. A principal risk of investments in derivatives is that the fluctuations in their values may not correlate effectively with the overall securities markets or with the underlying security, index, asset or rate from which the derivative’s value is derived. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of the Investment Manager as to certain movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used.

Options, futures contracts and swaps are common types of derivatives that a Fund may occasionally use. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A futures contract is an agreement to buy or sell a security or other instrument, index, or commodity at a specific price on a specific date. A swap is an agreement involving the exchange by a Fund (other than Ivy Money Market Fund) with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified amount. Other types of derivatives include caps, floors and collars.

Derivatives are subject to counterparty risk. Counterparty risk is the risk that a loss may be sustained by a Fund as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, such as those experienced in the subprime and non-agency mortgage market over recent months, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty.

Certain derivatives transactions, including over-the-counter (OTC) options, swaps, and forward contracts, certain options on foreign currencies and other OTC derivatives, are not entered into or traded on exchanges or in markets regulated by the Commodity Futures Trading Commission or the SEC. Instead, such OTC derivatives are entered into directly with the counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available for a desired transaction, a Fund will be unable to enter into the transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions.

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The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar exchange or clearinghouse guarantee. In all such transactions, the Fund bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Investment Manager reasonably believes are capable of performing under the contract.

Emerging Market Risk — Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund’s investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Extension Risk — Rising interest rates could cause property owners to pay their mortgages more slowly than expected, resulting in slower payments of mortgage-backed securities and real estate debt securities. This would, in effect, convert a short or medium-duration security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline. Duration measures the expected price sensitivity of a fixed income security or portfolio for a given change in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.

Foreign Currency Risk — Foreign securities may be denominated in foreign currencies. The value of a Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency conversion also can be costly.

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk — The Funds (other than Ivy Money Market Fund, Ivy Municipal Bond Fund and Ivy Municipal High Income Fund) may, but are not required to, use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Investment Manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Securities Risk — Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect a Fund’s performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the United States. Foreign investing also may involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of a Fund’s foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

Fund of Funds Risk — The ability of the Fund to meet its investment objectives is directly related to its target allocations among the underlying funds and the ability of those funds to meet their investment objectives. The Fund’s share price will likely change daily based on the performance of the underlying funds.

Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Holdings Risk — The Fund’s portfolio tends to be invested in a relatively small number of stocks. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund’s volatility. As a result, when you redeem your shares of the Fund, they may be worth more or less than you paid for them.

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Initial Public Offering Risk — Investments in IPOs can have a significant positive impact on the Fund’s performance; however, the positive effect of investments in IPOs may not be sustainable because of a number of factors. The Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the Fund may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. The relative performance impact of IPOs is also likely to decline as the Fund grows.

Interest Rate Risk — The value of a debt security, mortgage-backed security or fixed income obligation (including shares of mortgage REITs) may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation (including shares of mortgage REITs) generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes. A Fund may experience a decline in its income due to falling interest rates.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund’s duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Investment Company Securities Risk — As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees.

Certain Funds may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Fund’s purchases of shares of such ETFs are subject to the Fund’s investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF’s portfolio (which is in addition to the investment management fee paid by a Fund).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange-traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Large Company Risk — A Fund with holdings of large capitalization company securities may underperform the market as a whole.

Liquidity Risk — Generally, a security is liquid if a Fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity.

Low-rated Securities Risk — In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken a Fund’s returns. In adverse economic or other circumstances, issuers of these lower-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

Management Risk — IICO applies a Fund’s investment strategies and selects securities for the Fund in seeking to achieve the Fund’s investment objective(s). Securities selected by the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by IICO may not produce the anticipated returns, may cause the Fund’s shares to lose value or may cause the Fund to perform less favorably than other mutual funds with investment objectives similar to the investment objective(s) of the Fund.

Market Risk — All securities may be subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole.

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Mid Size Company Risk — Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

Mortgage-Backed and Asset-Backed Securities Risk — Mortgage-backed and asset-backed securities are subject to reinvestment risk. When interest rates decline, unscheduled payments can be expected to accelerate, and a Fund may be required to reinvest the proceeds of the payments at the lower interest rates then available. Unscheduled payments would also limit the potential for capital appreciation on mortgage-backed and asset-backed securities. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of such securities, and cause their value to decline more than traditional fixed-income securities. If a Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Non-Agency Securities Risk — The risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. Government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government. These securities may include, but are not limited to, securities issued by non-government entities which can include instruments secured by obligations of prime, Alt A, and sub-prime residential mortgage borrowers. Non-agency securities also may include asset-backed securities (which represent interests in auto, consumer and/or credit card loans) and commercial mortgage-backed securities (which represent interests in commercial mortgage loans). Non-agency securities can present valuation and liquidity issues and be subject to precipitous downgrades (or even default) during time periods characterized by recessionary market pressures such as falling home prices, rising unemployment, bank failures and/or other negative market stresses. The risk of non-payment by the issuer of any non-agency security increases when markets are stressed.

Political, Legislative or Regulatory Risk — The municipal securities market generally or certain municipal securities in particular may be significantly affected by adverse political, legislative or regulatory changes or litigation at the Federal or state level. For example, political or legislative changes (as well as economic conditions) in a particular state or political subdivision of the state may affect the ability of the state or subdivision’s governmental entities to pay interest or repay principal on their obligations or to issue new municipal obligations. In addition, the value of municipal securities is affected by the value of tax-exempt income to investors. For example, a significant change in rates or a restructuring of the Federal income tax (or serious consideration of such a change by the U.S. government) may cause a decline in municipal securities prices, since lower income tax rates or tax restructuring could reduce the advantage of owning municipal securities. Lower state or municipal income tax rates may have a similar effect on the value of municipal securities issued by a governmental entity in that state or municipality.

Regional Focus Risk — Focusing on a single geographic region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular region, market swings in that region will have a greater effect on Fund performance than they would in a more geographically diversified equity fund.

Reinvestment Risk — Income from a Fund’s debt securities may decline if the Fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Fund’s portfolio. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). As well, falling interest rates could cause payments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, a Fund may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund’s investment income.

REIT-Related Risk — The value of a Fund’s REIT securities may be adversely affected by changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds. In addition, the value of a REIT’s shares could be adversely affected if the REIT fails to qualify for tax-free pass-through treatment under the Code, or to maintain its exemption from registration under the 1940 Act.

REOC-Related Risk — A REOC is similar to an equity REIT in that it owns and operates commercial real estate, but unlike a REIT it has the freedom to retain all its funds from operations and, in general, faces fewer restrictions than a REIT. REOCs do not pay any specific level of income as dividends, if at all, and there is no minimum restriction on the number of owners nor limits on ownership concentration. The value of a Fund’s REOC securities may be adversely affected by the same factors that adversely affect REITs. In addition, a corporate REOC does not have the favorable tax treatment that is accorded a REIT.

Small Company Risk — Equity and fixed income securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Prospectus	167

U.S. Government Securities Risk — Treasury obligations and certain other U.S. government securities, such as those issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government and generally are regarded to have negligible credit risk. Other securities that are issued or guaranteed by Federal agencies or authorities or by U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by Freddie Mac, Fannie Mae and FHLB are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the U.S. government.

Value Stock Risk — Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Investment Manager, undervalued. The value of a security believed by the Investment Manager to be undervalued may never reach what is believed to be its full value, or such security’s value may decrease.

168	Prospectus

The Management of the Funds

INVESTMENT ADVISER

The Funds are managed by Ivy Investment Management Company (IICO), subject to the authority of the Board of Trustees (Board) of Ivy Funds. IICO is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. IICO is an SEC-registered investment adviser with approximately $38.7 billion in assets under management as of March 31, 2010 and serves as the investment manager for each of the Funds within the Ivy Family of Funds, which, prior to April 1, 2010, was comprised of Funds from both Ivy Funds, Inc. (a Maryland corporation) and Ivy Funds (a Massachusetts business trust) that IICO managed dating back to December 2002. On April 1, 2010, Ivy Funds, a Delaware statutory trust (Trust), succeeded to both of those entities. IICO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

INVESTMENT SUBADVISORS

Advantus Capital Management, Inc. (Advantus Capital), an SEC-registered investment adviser located at 400 Robert Street North, St. Paul, Minnesota 55101, serves as investment subadvisor to, and as such provides investment advice to, and generally conducts the investment management program for, Ivy Bond Fund, Ivy Mortgage Securities Fund and Ivy Real Estate Securities Fund under an agreement with IICO. Since its inception in 1985, Advantus Capital and its predecessor have provided investment advisory services for mutual funds and have managed investment portfolios for various private accounts, including its affiliate, Minnesota Life Insurance Company (Minnesota Life). Both Advantus Capital and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of Minnesota Mutual Companies, Inc., a mutual insurance holding company. Personnel of Advantus Capital also manage Minnesota Life’s investment portfolio. Advantus Capital had approximately $19.0 billion in assets under management as of March 31, 2010.

Under an agreement between IICO and Mackenzie Financial Corporation (Mackenzie), 180 Queen Street West, Toronto, Ontario, Canada M5V 3K1, Mackenzie serves as the investment subadvisor to, and as such provides investment advice to, and generally conducts the investment management program for, Ivy Global Natural Resources Fund. Mackenzie has been an investment counsel and mutual fund manager in Toronto for more than 40 years, and as of March 31, 2010, had approximately $63.9 billion USD in assets under management.

Under an agreement between IICO and Mackenzie, Mackenzie also serves as investment subadvisor to Ivy Cundill Global Value Fund. Mackenzie Cundill Investment Management Ltd. (Cundill) is one of the companies that comprises The Cundill Division of Mackenzie and, under a Memorandum of Understanding with Mackenzie, serves as the investment subadvisor to, and as such provides investment advice to, and generally conducts the investment management program for, Ivy Cundill Global Value Fund. Cundill is located at 200 Burrard Street, Ste. 400, Vancouver, British Columbia V6C 3L6, and as of March 31, 2010, had approximately $13.1 billion USD in assets under management.

Wall Street Associates, LLC (WSA), located at La Jolla Financial Building, Suite 100, 1200 Prospect Street, La Jolla, California 92037, serves as the investment subadvisor to, and as such provides investment advice to, and generally conducts the investment management program for, Ivy Micro Cap Growth Fund pursuant to an agreement with IICO. WSA had approximately $1.62 billion in assets under management as of March 31, 2010.

MANAGEMENT FEE

Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund’s assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to IICO for providing investment advice and supervising its investments. IICO uses a portion of the applicable fee to pay a Fund’s subadvisor, if any. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by a Fund at the annual rates of:

■	Ivy Managed European/Pacific Fund, Ivy Managed International Opportunities Fund: 0.05% of net assets

■	Ivy Money Market Fund: 0.40% of net assets

■

Ivy Limited-Term Bond Fund, Ivy Mortgage Securities Fund: 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion

■

Ivy Bond Fund, Ivy Municipal Bond Fund and Ivy Municipal High Income Fund: 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion

■

Ivy Global Bond Fund, Ivy High Income Fund: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion

■

Ivy Capital Appreciation Fund and Ivy Tax-Managed Equity Fund: 0.65% of net assets up to $1 billion, 0.60% of net assets over $1 billion and up to $2 billion, 0.55% of net assets over $2 billion and up to $3 billion, and 0.50% of net assets over $3 billion

■

Ivy Asset Strategy Fund, Ivy Balanced Fund, Ivy Dividend Opportunities Fund, Ivy International Balanced Fund, Ivy Large Cap Growth Fund, Ivy Value Fund: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

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■

Ivy Core Equity Fund: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, 0.55% of net assets over $3 billion and up to $5 billion, 0.525% of net assets over $5 billion and up to $6 billion, and 0.50% of net assets over $6 billion.

■

Ivy Energy Fund, Ivy Mid Cap Growth Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund, Ivy Small Cap Value Fund: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion

■

Ivy Real Estate Securities Fund: 0.90% of net assets up to $1 billion, 0.87% of net assets over $1 billion and up to $2 billion, 0.84% of net assets over $2 billion and up to $3 billion, and 0.80% of net assets over $3 billion

■	Ivy European Opportunities Fund: 0.90% of net assets up to $250 million; 0.85% of net assets over $250 million and up to $500 million, and 0.75% of net assets over $500 million

■

Ivy International Core Equity Fund and Ivy International Growth Fund: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.70% of net assets over $3 billion

■

Ivy Asset Strategy New Opportunities Fund, Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund, Ivy Pacific Opportunities Fund: 1.00% of net assets up to $500 million, 0.85% of net assets over $500 million and up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion

■

Ivy Micro Cap Growth Fund: 0.95% of net assets up to $1 billion, 0.93% of net assets over $1 billion and up to $2 billion, 0.90% of net assets over $2 billion and up to $3 billion, and 0.86% of net assets over $3 billion.

Ivy Asset Strategy New Opportunities Fund was not in existence at March 31, 2010, and is therefore not reflected in the table below. Management fees for the following Funds as a percent of the Fund’s average net assets for the fiscal year ended March 31, 2010 were:

As of March 31, 2010

Fund	Management Fee Paid[1]
Ivy Asset Strategy Fund	0.56%
Ivy Balanced Fund	0.70%
Ivy Bond Fund	0.53%
Ivy Capital Appreciation Fund	0.65%
Ivy Core Equity Fund	0.70%
Ivy Cundill Global Value Fund	1.00%
Ivy Dividend Opportunities Fund	0.70%
Ivy Energy Fund	0.85%
Ivy European Opportunities Fund	0.93%
Ivy Global Bond Fund	0.63%
Ivy Global Natural Resources Fund	0.82%
Ivy High Income Fund	0.61%
Ivy International Balanced Fund	0.70%
Ivy International Core Equity Fund	0.85%
Ivy International Growth Fund	0.85%
Ivy Large Cap Growth Fund	0.70%
Ivy Limited-Term Bond Fund	0.49%
Ivy Managed European/Pacific Fund	0.05%
Ivy Managed International Opportunities Fund	0.05%
Ivy Micro Cap Growth Fund	0.95%
Ivy Mid Cap Growth Fund	0.85%
Ivy Money Market Fund	0.40%
Ivy Mortgage Securities Fund	0.50%
Ivy Municipal Bond Fund	0.52%
Ivy Municipal High Income Fund	0.46%	[2]
Ivy Pacific Opportunities Fund	0.97%
Ivy Real Estate Securities Fund	0.90%
Ivy Science and Technology Fund	0.85%
Ivy Small Cap Growth Fund	0.85%

170	Prospectus

Fund	Management Fee Paid[1]
Ivy Small Cap Value Fund	0.85%
Ivy Tax-Managed Equity Fund	0.63%	[3]
Ivy Value Fund	0.70%

[1]

For Funds managed solely by IICO, IICO has voluntarily agreed to waive its management fee for any day that a Fund’s net assets are less than $25 million, subject to IICO’s right to change or modify this waiver.

[2]	Annualized. As a percentage of the Fund’s average net assets for the period May 18, 2009 through March 31, 2010, IICO’s fees were 0.40%.

[3]	Annualized. As a percentage of the Fund’s average net assets for the period May 18, 2009 through March 31, 2010, IICO’s fees were 0.55%.

A discussion regarding the basis for the approval by the Board of the advisory contract for each of the Funds except Ivy Asset Strategy New Opportunities Fund is available in each Fund’s Semiannual Report to Shareholders dated September 30, 2009.

A discussion regarding the basis for the approval by the Board of the advisory contract for Ivy Asset Strategy New Opportunities Fund is available in the Ivy Funds’ Annual Report to Shareholders dated March 31, 2010.

PORTFOLIO MANAGEMENT

Ivy Asset Strategy Fund: Michael L. Avery and Ryan F. Caldwell are primarily responsible for the day-to-day management of the Ivy Asset Strategy Fund. Mr. Avery has held his Fund responsibilities since January 1997. He is Executive Vice President of IICO and Waddell & Reed Investment Management Company (WRIMCO), an affiliate of IICO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Avery has served as Chief Investment Officer of Waddell & Reed Financial, Inc., IICO and WRIMCO since June 2005. Mr. Avery has also served as portfolio manager for investment companies managed by WRIMCO since February 1994, and has been an employee of such since June 1981. He held the position of Director of Equity Research for IICO and for WRIMCO and its predecessor from August 1987 through June 2005. Mr. Avery holds a BS degree in Business Administration from the University of Missouri, and an MBA with emphasis on finance from Saint Louis University.

Mr. Caldwell has held his responsibilities for Ivy Asset Strategy Fund since January 2007. His investment research responsibilities are concentrated in asset managers and brokers, and transaction processors. Mr. Caldwell joined WRIMCO in July 2000 as an economic analyst. In January 2003 he was appointed an investment analyst, and in June 2005 was named assistant portfolio manager for the Fund, as well as two other funds managed by WRIMCO or IICO. Mr. Caldwell is Senior Vice President of IICO and WRIMCO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Caldwell earned a BBA in finance from Southwest Texas State University. He is currently pursuing the Chartered Financial Analyst designation.

Daniel J. Vrabac, formerly a manager of the Fund along with Messrs. Avery and Caldwell, is now focusing on portfolio management responsibilities of the global bond funds which are managed by IICO and WRIMCO. While no longer responsible for day-to-day management of the Ivy Asset Strategy Fund, Mr. Vrabac continues to provide input to Ivy Asset Strategy Fund on the global fixed income markets, currencies and trading, which were among his principal responsibilities as a portfolio manager of Ivy Asset Strategy Fund.

Ivy Asset Strategy New Opportunities Fund: Jonas M. Krumplys is primarily responsible for the day-to-day management of Ivy Asset Strategy New Opportunities Fund, and has held his Fund responsibilities since the inception of the Fund in May 2010. He is Vice President of IICO and WRIMCO and Vice President of the Trust. Mr. Krumplys joined IICO in November 2006 as an investment analyst. He has served as Assistant Vice President and assistant portfolio manager for other investment companies managed by WRIMCO since April 2008. He earned a BS in architecture and an MS in chemical engineering from the University of Illinois, and holds an MBA with an emphasis in finance and marketing from the University of Chicago Graduate School of Business. Mr. Krumplys is a Chartered Financial Analyst.

In managing the Fund, Mr. Krumplys works closely with Michael L. Avery and Ryan F. Caldwell who are primarily responsible for the day-to-day management of Ivy Asset Strategy Fund. Mr. Krumplys consults regularly with them in discharging his responsibilities as portfolio manager.

Ivy Balanced Fund: Cynthia P. Prince-Fox is primarily responsible for the day-to-day management of Ivy Balanced Fund. Ms. Prince-Fox has held her responsibilities since the inception of the Fund, and was the portfolio manager for the predecessor fund since May 2003. She is Senior Vice President of IICO and WRIMCO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO serves as investment manager. As well, Ms. Prince-Fox served as Chief Investment Officer of Austin, Calvert & Flavin, Inc., a former affiliate of WRIMCO, from November 2004 to July 2009 and, previously as Co-Chief Investment Officer for Austin, Calvert & Flavin, Inc. from February 2002 to November 2004. Ms. Prince-Fox has served as a portfolio manager for investment companies managed by WRIMCO since January 1993. She earned a BBA degree in Finance from St. Mary’s University at San Antonio, Texas, and has earned an MBA with an emphasis in Finance from Rockhurst College.

Ivy Bond Fund: Christopher R. Sebald, Thomas B. Houghton and David W. Land are primarily responsible for the day-to-day management of Ivy Bond Fund. Mr. Sebald has held his Fund responsibilities since the inception of the Fund, and was the portfolio manager for the predecessor fund, Advantus Bond Fund, Inc., since August 2003. He is Chief Information Officer and Executive Vice President and previously served as Senior Vice President and Lead Portfolio Manager, Total Return Fixed Income, Advantus Capital, since August 2003. Mr. Sebald had served as Senior Vice President and Portfolio Manager for AEGON USA Investment Management from July 2000 through July 2003. He earned a BS degree in Economics from the University of Minnesota and a MBA from the University of Minnesota. He is a Chartered Financial Analyst.

Prospectus	171

Mr. Land has held his responsibilities for Ivy Bond Fund since April 2005. He has served as Vice President and Portfolio Manager, Total Return, Advantus Capital, since April 2004. Mr. Land was Senior Analyst at AXA Investment Managers North America, Inc. from August 2003 to April 2004. He served as Senior Investment Officer of Advantus Capital from July 2000 to July 2003. Mr. Land earned a BA from Thomas More College and a MBA from the University of Cincinnati. He is a Chartered Financial Analyst.

Mr. Houghton has held his Fund responsibilities for Ivy Bond Fund since April 2005. He has served as Vice President and Portfolio Manager, Total Return Fixed Income, Advantus Capital, since August 2003. Mr. Houghton had served as Senior Investment Officer with Advantus Capital from April 2002 to August 2003. Previously, Mr. Houghton was a Senior Securities Analyst, Public Corporate Bonds, with American Express from July 2001 through March 2002.

Ivy Capital Appreciation Fund: Barry M. Ogden is primarily responsible for the day-to-day management of Ivy Capital Appreciation Fund, and has held his Fund responsibilities since January 2002. He is Senior Vice President of IICO and WRIMCO, Vice President of the Trust and Vice President of another investment company for which WRIMCO serves as investment manager. Mr. Ogden has served as assistant portfolio manager for investment companies managed by WRIMCO since January 1999 and has been an employee of WRIMCO since July 1994. He graduated from the University of Kansas with a BS degree in accounting, and has earned the designation of Certified Public Accountant. Mr. Ogden is a Chartered Financial Analyst.

Ivy Core Equity Fund: Erik R. Becker and Gustaf C. Zinn are primarily responsible for the day-to-day management of Ivy Core Equity Fund. Mr. Becker has held his Fund responsibilities since February 2006. Mr. Becker joined WRIMCO in 1999 as an investment analyst and had served as an assistant portfolio manager for Ivy Core Equity Fund since 2003, in addition to his duties as a research analyst. He is Senior Vice President of IICO and WRIMCO, Vice President of the Trust and Vice President for other investment companies for which WRIMCO serves as investment manager. Mr. Becker earned a BBA degree in finance, investment and banking and an MS in finance from the University of Wisconsin-Madison. He is a Chartered Financial Analyst.

Mr. Zinn has held his responsibilities for Ivy Core Equity Fund since February 2006. He has been an employee of WRIMCO since 1998 and had served as assistant portfolio manager for funds managed by IICO and WRIMCO since July 2003, in addition to his duties as a research analyst. Mr. Zinn is Senior Vice President of IICO and WRIMCO, Vice President of the Trust and Vice President for other investment companies for which WRIMCO serves as investment manager. He earned a BBA degree and a Masters of Finance from the University of Wisconsin-Madison. Mr. Zinn is a Chartered Financial Analyst.

Ivy Cundill Global Value Fund: Effective April 2009, Mr. James Thompson, Jr. joined Mr. Andrew Massie as a co-portfolio manager in the day-to-day management of Ivy Cundill Global Value Fund. Mr. Massie has held his Fund responsibilities since December 2007. He has been Vice President, Investment Management, and Portfolio Manager and Research Analyst with The Cundill Division since September 2006. Mackenzie Cundill Investment Management Ltd. is one of the companies that comprises The Cundill Division of Mackenzie and, under a Memorandum of Understanding with Mackenzie, serves as the investment subadvisor to, and as such provides investment advice to, and generally conducts the investment management program for, Ivy Cundill Global Value Fund. Mr. Massie was with Cundill Investment Research Ltd. and prior to that, Peter Cundill and Associates Ltd., Vancouver since 1984, serving in a variety of capacities, most recently as a portfolio manager. Mr. Massie’s educational experience includes first year studies in the Business Program at Langara College, the Canadian Securities Course, Third Year Certified General Accountant (CGA) Program, and the Canadian Investment Manager Program (CIM).

Mr. Thompson has been Senior Vice President and Team Lead, Investments and Research of The Cundill Division since February 2009. He was with Bryant Asset Management, Menlo Park, California, as Managing Member from 2007 until February 2009 and prior to that, Southeastern Asset Management, London, England, from 1996 until 2007, where he served as Vice President. Mr. Thompson earned a BS in Business Administration from the University of North Carolina and an MBA from the University of Virginia. Mr. Thompson is a Chartered Financial Analyst.

Ivy Dividend Opportunities Fund and Ivy Energy Fund: David P. Ginther is primarily responsible for the day-to-day management of Ivy Dividend Opportunities Fund and Ivy Energy Fund. He has held his responsibilities for Ivy Dividend Opportunities Fund since its inception in July 2003 and for Ivy Energy Fund since its inception in April 2006. He is Senior Vice President of IICO and WRIMCO, Vice President of the Trust and Vice President for other investment companies for which WRIMCO serves as investment manager. He has been an employee of WRIMCO since 1995. Mr. Ginther holds a BS degree in accounting from Kansas State University, and has earned the designation of Certified Public Accountant.

Ivy European Opportunities Fund: Thomas A. Mengel is primarily responsible for the day-to-day management of Ivy European Opportunities Fund and has held his Fund responsibilities since July 1, 2009, when IICO assumed direct investment management responsibilities of the Fund’s portfolio from Henderson Global Investors (North America) Inc., the Fund’s former investment subadvisor. He is Senior Vice President of IICO and WRIMCO and Vice President of the Trust. Mr. Mengel has been a portfolio manager for, and employee of, WRIMCO since May 1996, other than a leave from December 31, 2008 through June 30, 2009. He is a graduate of the University of Berlin with a degree in Business, Finance and Economics.

Ivy Global Bond Fund: Daniel J. Vrabac and Mark G. Beischel are primarily responsible for the day-to-day management of Ivy Global Bond Fund, and each has held his Fund responsibilities since the inception of the Fund in April 2008. Mr. Vrabac is Senior Vice President of IICO and WRIMCO, Vice President of the Trust and Vice President of other investment companies for which IICO and WRIMCO serve as investment manager. Mr. Vrabac has been an employee of WRIMCO since 1994. He earned a BA degree in economics from Duquesne University, and holds an MBA with emphasis on Investments and Finance from Indiana University.

172	Prospectus

Mr. Beischel is Senior Vice President of IICO and WRIMCO and Vice President of the Trust, and Vice president of another investment company for which WRIMCO serves as investment manager. Mr. Beischel has served as assistant portfolio manager for investment companies managed by WRIMCO since 2000, and has been an employee of such since 1998. He earned a BA degree in Business Management from the University of Wisconsin at Eau Claire, and an MBA with emphasis in finance from the University of Denver. Mr. Beischel is a Chartered Financial Analyst.

Ivy Global Natural Resources Fund: Frederick Sturm, a Senior Vice President of Mackenzie, is primarily responsible for the day-to-day management of Ivy Global Natural Resources Fund. He has managed the Fund since its inception in January 1997. Mr. Sturm also is primarily responsible for the day-to-day management of Ivy Funds VIP Global Natural Resources, whose investment manager is WRIMCO. Mr. Sturm joined Mackenzie in 1983. He holds a degree in commerce and finance from the University of Toronto. Mr. Sturm is a Chartered Financial Analyst.

Ivy High Income Fund: Bryan C. Krug is primarily responsible for the day-to-day management of Ivy High Income Fund, and has held his Fund responsibilities since February 2006. He joined WRIMCO in 2001 as a high yield investment analyst and continues to support the high-yield investment team in this capacity. He is Senior Vice President of IICO and WRIMCO and Vice President of the Trust. Mr. Krug earned a BS in finance from Miami University, Richard T. Farmer School of Business. He is a Chartered Financial Analyst.

Ivy International Balanced Fund and Ivy International Core Equity Fund: John C. Maxwell is primarily responsible for the day-to-day management of Ivy International Balanced Fund and Ivy International Core Equity Fund. He has held his responsibilities for Ivy International Balanced Fund since April 15, 2009, when IICO assumed direct investment management responsibilities of the Fund’s portfolio from Templeton Investment Counsel, LLC, the Fund’s former investment subadvisor and for Ivy International Core Equity Fund since January 2009. Mr. Maxwell is Senior Vice President of IICO and WRIMCO, Vice President of the Trust and portfolio manager for other investment companies for which WRIMCO serves as investment manager. He joined WRIMCO, an affiliate of IICO, in 1998 initially serving as an investment analyst and has served as assistant portfolio manager for funds managed by IICO and WRIMCO since July 2003 and has served as a portfolio manager of Ivy International Core Equity Fund since February 2006. In 2004, Mr. Maxwell began assisting the international group of IICO as an investment analyst. Mr. Maxwell earned a BS degree from the University of Kentucky, and an MBA from the Johnson Graduate School of Management, Cornell University. He is a Chartered Financial Analyst.

Ivy International Growth Fund: F. Chace Brundige is primarily responsible for the day-to-day management of Ivy International Growth Fund and has held his Fund responsibilities since January 2009. In 2003, he joined WRIMCO, an affiliate of IICO, as an assistant portfolio manager for the Large Cap Growth equity team, and became a portfolio manager in February 2006. He is Vice President of IICO and WRIMCO, Vice President of the Trust and portfolio manager for other investment companies for which WRIMCO serves as investment manager. Mr. Brundige holds a BS degree in finance from Kansas State University, and has earned an MBA with an emphasis in finance and accounting from the University of Chicago Graduate School of Business. Mr. Brundige is a Chartered Financial Analyst.

Ivy Large Cap Growth Fund: Daniel P. Becker and Philip J. Sanders are primarily responsible for the day-to-day management of Ivy Large Cap Growth Fund. Mr. Becker has held his Fund responsibilities since the inception of the Fund in June 2000. He is Senior Vice President of IICO and WRIMCO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Becker has been an employee of WRIMCO and its predecessor since October 1989, initially serving as an investment analyst, and has served as a portfolio manager for WRIMCO since January 1997. He earned a BS degree in Mathematical Economics from the University of Wisconsin, and holds an MS degree with an emphasis in Finance, Investments and Banking from the University of Wisconsin Graduate School of Business. Mr. Becker is a Chartered Financial Analyst.

Mr. Sanders has held his Fund responsibilities for Ivy Large Cap Growth Fund since June 2006. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Sanders joined WRIMCO in August 1998, and has served as a portfolio manager for funds managed by WRIMCO since that time. He earned a BA in economics from the University of Michigan and an MBA from the University of North Carolina at Charlotte. Mr. Sanders is a Chartered Financial Analyst.

Ivy Limited-Term Bond Fund: Mark Otterstrom is primarily responsible for the day-to-day management of the Ivy Limited-Term Bond Fund, and has held his Fund responsibilities since August 2008. Mr. Otterstrom is Senior Vice President of IICO and WRIMCO and Vice President of the Trust. He has served as portfolio manager for investment companies managed by WRIMCO since June 2000, and has been an employee of such since May 1987. Mr. Otterstrom earned a BS in finance from the University of Tulsa, and an MBA in finance from the University of Missouri at Kansas City. He is a Chartered Financial Analyst.

Ivy Managed European/Pacific Fund and Ivy Managed International Opportunities Fund: Michael L. Avery is primarily responsible for the day-to-day management of both the Ivy Managed European/Pacific Fund and the Ivy Managed International Opportunities Fund, and has held his Fund responsibilities since each Fund’s inception. He is also the portfolio manager for Ivy Asset Strategy Fund, and his biographical information is listed in the disclosure for Ivy Asset Strategy Fund.

Ivy Micro Cap Growth Fund: The WSA Investment Team is primarily responsible for the day-to-day management of Ivy Micro Cap Growth Fund. They have held their responsibilities for the Fund since its inception. The WSA Investment Team consists of William Jeffery III, Kenneth F. McCain, Paul J. Ariano, Paul K. LeCoq and Carl Wiese. Messrs. Jeffery and McCain are the Founding Principals of Wall Street Associates, and have worked together managing smaller capitalization growth equities for 33 years. Mr. Jeffery earned both a BA in Finance and an MBA from the

Prospectus	173

University of Michigan. Mr. McCain earned a BA in Political Science and an MBA in Finance from the San Diego State University. Messrs. Ariano, Wiese and LeCoq each assumed their management responsibilities within the WSA Investment Team in January 2005, when they began co-managing, together with Messrs. Jeffery and McCain, another fund, Ivy Funds VIP Micro Cap Growth, a fund whose investment manager is WRIMCO, an affiliate of IICO. Mr. Ariano joined the firm in 1995 as an analyst and has been co-managing portfolios with Mr. Jeffery for the last several years. Mr. Ariano earned a BBA, Business Administration from the University of San Diego, and an MS in Finance from San Diego State University. Mr. Ariano is a CFA Charter holder. Mr. Wiese joined the firm in 2000. He earned a BA in Business Administration from the University of San Diego, and an MS in Finance from San Diego State University. Mr. Wiese is a CFA Charter holder. Mr. LeCoq joined the firm in 1999. He earned a BA in Economics from Pacific Lutheran University and an MBA in Finance from the University of Chicago.

Ivy Mid Cap Growth Fund: Kimberly A. Scott is primarily responsible for the day-to-day management of Ivy Mid Cap Growth Fund, and has held her Fund responsibilities since February 2001. She is Senior Vice President of IICO and WRIMCO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO serves as investment manager. Ms. Scott has served as a portfolio manager for investment companies managed by WRIMCO since February 2001. Ms. Scott joined WRIMCO in April 1999. She served as an investment analyst with WRIMCO from April 1999 to February 2001. She earned a BS degree in microbiology from the University of Kansas, and holds an MBA from the University of Cincinnati. Ms. Scott is a Chartered Financial Analyst.

Ivy Money Market Fund: Mira Stevovich is primarily responsible for the day-to-day management of the Ivy Money Market Fund, and has held her Fund responsibilities since the inception of the Fund. She is Vice President of IICO and WRIMCO, Vice President and Assistant Treasurer of the Trust, and Vice President and Assistant Treasurer of other investment companies for which WRIMCO serves as investment manager. Ms. Stevovich has served as the Portfolio Manager for investment companies managed by WRIMCO since May 1998 and has been an employee of WRIMCO and its predecessor since March 1987. She earned a BA degree from Colorado Women’s College. Ms. Stevovich holds an MA degree in Soviet and East European Studies and an MBA degree from the University of Kansas. She is a Chartered Financial Analyst.

Ivy Mortgage Securities Fund: Christopher R. Sebald and David W. Land are primarily responsible for the day-to-day management of Ivy Mortgage Securities Fund. Mr. Sebald has held his responsibilities since the inception of the Fund, and was the portfolio manager for the predecessor fund, Advantus Mortgage Securities Fund, Inc., since August 2003. He is also portfolio manager for Ivy Bond Fund, and his biographical information is listed in the disclosure for Ivy Bond Fund.

Mr. Land has held his responsibilities for Ivy Mortgage Securities Fund since April 2004. He also is portfolio manager for Ivy Bond Fund, and his biographical information is listed in the disclosure for Ivy Bond Fund.

Ivy Municipal Bond Fund: Bryan J. Bailey is primarily responsible for the day-to-day management of Ivy Municipal Bond Fund, and has held his Fund responsibilities since August 2008. Mr. Bailey was also the portfolio manager of this Fund from June 2000 to March 2007. He is Senior Vice President of IICO and WRIMCO, Vice President of the Trust, and Vice President of another investment company for which WRIMCO serves as investment manager. Mr. Bailey has served as portfolio manager for investment companies managed by WRIMCO since June 2000, and has been an employee of such since July 1993. Mr. Bailey earned a BS degree in business from Indiana University, and an MBA in financial management/statistics from the University of Chicago Graduate School of Business. He is a Chartered Financial Analyst.

Ivy Municipal High Income Fund: Michael J. Walls is primarily responsible for the day-to-day management of Ivy Municipal High Income Fund, and has held his Fund responsibilities since the inception of the Fund in May 2009. Mr. Walls is Vice President of IICO and WRIMCO, Vice President of the Trust, and a portfolio manager for another investment company for which WRIMCO serves as investment manager. He has served as a portfolio manager with IICO since March 2007, and has been an employee of WRIMCO since March 1999, joining the company as an investment analyst. He earned a BA in economics and German from Denison University, and an MBA with an emphasis in finance from Xavier University. Mr. Walls holds a Certificate of General Insurance.

Ivy Pacific Opportunities Fund: Frederick Jiang is primarily responsible for the day-to-day management of Ivy Pacific Opportunities Fund. Mr. Jiang has held his Fund responsibilities since February 2004, and had been assistant portfolio manager for the Fund since July 2003. He is Senior Vice President of IICO and WRIMCO and Vice President of the Trust. From July 1999 to July 2003, he served as an investment analyst for IICO and WRIMCO. Mr. Jiang holds a BA degree in Economics from the Central University of Finance and Economics, Beijing, China, and earned an MBA degree in Finance from New York University. Mr. Jiang is a Chartered Financial Analyst.

Ivy Real Estate Securities Fund: Joseph R. Betlej and Lowell R. Bolken are primarily responsible for the day-to-day management of Ivy Real Estate Securities Fund. Mr. Betlej has held his responsibilities since the inception of the Fund, and was the portfolio manager for the predecessor fund since February 1999. Mr. Betlej is Vice President and Investment Officer of Advantus Capital. He has been in the real estate industry since 1984 and has been with Advantus Capital since 1987. Mr. Betlej earned a BA in Architecture from the University of Minnesota and a MS in Real Estate Appraisal and Investment Analysis from the University of Wisconsin at Madison. He is a Chartered Financial Analyst.

Mr. Bolken has held his Fund responsibilities for Ivy Real Estate Securities Fund since April 2006. He has been an Associate Portfolio Manager with Advantus Capital since September 2005. From April 2001 to September 2005, he was Managing Director and Manager, Corporate Bond Research, Dain Rauscher, Inc.

Ivy Science and Technology Fund: Zachary H. Shafran is primarily responsible for the day-to-day management of Ivy Science and Technology Fund, and has held his Fund responsibilities since February 2001. He is Senior Vice President of IICO and WRIMCO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO serves as investment manager. Effective April 2010, Mr. Shafran was

174	Prospectus

appointed the Global Director of Equity and Fixed Income Research for IICO and WRIMCO. Mr. Shafran has served as a portfolio manager for investment companies managed by WRIMCO or IICO since January 1996. He served as an investment analyst with WRIMCO and its predecessor from June 1990 to January 1996. Mr. Shafran earned a Bachelor of Business Administration and an MBA in business from the University of Missouri at Kansas City.

Ivy Small Cap Growth Fund: Timothy J. Miller is primarily responsible for the day-to-day management of Ivy Small Cap Growth Fund and has held his Fund responsibilities since April 1, 2010. Mr. Miller joined IICO and WRIMCO in February 2008 and has served as the portfolio manager for investment companies managed by WRIMCO or IICO since March 2008. He is Vice President of WRIMCO and IICO and Vice President of the Trust. Previous employment included serving as the primary portfolio manager of the Invesco Dynamics Fund from December 1993 through mid-2004, as the Chief Investment Officer of Invesco Funds Group, Inc. from July 2000 until July 2003, and as the Chief Investment Officer of the Denver Investment Center of Invesco North America from July 2003 until May 2004. Since May 2004, Mr. Miller has served on the Board of Trustees and the Finance Committee of Escuela de Guadalupe, a dual-language, kindergarten through fifth grade school serving children from low-income communities in Denver, Colorado, and has served on the Investment Committee of Regis Jesuit High School in Denver, Colorado, helping the school manage its endowment funds. Mr. Miller holds an M.B.A. from the University of Missouri-St. Louis and a B.S.B.A. from St. Louis University. He is a CFA Charter holder.

Ivy Small Cap Value Fund and Ivy Value Fund: Matthew T. Norris is primarily responsible for the day-to-day management of Ivy Small Cap Value Fund and Ivy Value Fund. He has held his responsibilities for Ivy Small Cap Value Fund since April 1, 2010 and has held his responsibilities for Ivy Value Fund since the inception of the Fund, and was the portfolio manager for the predecessor fund since July 2003. Mr. Norris is Senior Vice President of IICO and WRIMCO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO serves as investment manager. From June 2005 until April 2010, he served as Director of Equity Research for IICO and WRIMCO. From January 2000 to June 2003, Mr. Norris was a Portfolio Manager for Advantus Capital Management, Inc. He joined Advantus Capital in December 1997, first serving as an Analyst and later as a Senior Analyst. He earned a BS degree from the University of Kansas, and an MBA from the University of Nebraska-Omaha. Mr. Norris is a Chartered Financial Analyst.

Ivy Tax-Managed Equity Fund: Sarah C. Ross is primarily responsible for the day-to-day management of Ivy Tax-Managed Equity Fund, and has held her Fund responsibilities since the inception of the Fund. Ms. Ross is Vice President of IICO and WRIMCO, an affiliate of IICO, Vice President of the Trust and portfolio manager for another investment company for which WRIMCO serves as investment manager. She joined WRIMCO in October 2003 as an investment analyst, with industry responsibilities concentrated in biotechnology, healthcare equipment and supplies, pharmaceuticals, and life sciences tools and services. Ms. Ross became an assistant portfolio manager with the large cap growth equity team in February 2006. She holds a BS degree in business administration and a BA degree in French from John M. Olin School of Business, Washington University, St. Louis, Missouri, and also studied global finance, French society, international marketing and corporate law at Ecole Europeene Des Affaires A Paris, Paris, France. Ms. Ross is a Chartered Financial Analyst, a member of the CFA Institute and a member of the St. Louis Society of Financial Analysts.

Additional information regarding portfolio managers, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities is included in the SAI.

Other members of IICO’s investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund’s investments.

Your Account

CHOOSING A SHARE CLASS

Each class of shares offered in this Prospectus has its own sales charge, if any, and expense structure. The decision as to which class of shares of a Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount over a shorter term, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than five years). Class B shares are not available for investments of $100,000 or more, and Class C shares are not available for investments of $1 million or more. Class E shares, Class I shares, Class R shares and Class Y shares are described below.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares
Class A	Class B1	Class C1
Initial sales charge	No initial sales charge	No initial sales charge
No deferred sales charge[2]	Deferred sales charge on shares you sell within six years after purchase	A 1% deferred sales charge on shares you sell within 12 months after purchase

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General Comparison of Class A, Class B and Class C Shares
Class A	Class B1	Class C1
Maximum distribution and service (12b-1) fees of 0.25%	Maximum distribution and service (12b-1) fees of 1.00%	Maximum distribution and service (12b-1) fees of 1.00%
	Converts to Class A shares eight years from the month in which the shares were purchased, thus reducing future annual expenses	Does not convert to Class A shares, so annual expenses do not decrease
For an investment of $1 million or more, only Class A shares are available	Shareholders investing $100,000 or more may not purchase Class B shares. Requests to purchase Class B shares by such shareholders will not be honored	Shareholders investing $1 million or more may not purchase Class C shares. Such requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares

[1]	Class B and Class C shares of Ivy Money Market Fund are not available for direct investment.

[2]	A 1% CDSC is imposed on purchases of $1 million or more of Class A shares, at NAV, that are redeemed within 12 months of purchase.

Each Fund has adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each of its Class A, Class B, Class C, Class E, Class R and Class Y shares, except that Ivy Money Market Fund Class A and Class E shares do not have a Plan. Such Plans permit the Funds to pay marketing and other fees to support both the sale and distribution of each Class of shares as well as the services provided to shareholders by their financial advisors or financial intermediaries. Under the Class A Plan, a Fund may pay IFDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to compensate IFDI for, either directly or through third parties, distributing the Fund’s Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay IFDI, on an annual basis, a maximum service fee of 0.25% of the average daily net assets of that class to compensate IFDI for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a maximum distribution fee of up to 0.75% of the average daily net assets of that class to compensate IFDI for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to IFDI by any Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by IFDI with respect to the Fund’s Class B or Class C shares would exceed the maximum amount of such charges that IFDI is permitted to receive under the rules of the Financial Industry Regulatory Authority, Inc. (FINRA) rules as then in effect. Under the Class E Plan, a Fund may pay IFDI a fee of 0.25%, on an annual basis, of the average daily net assets of the Class E shares. This fee is to compensate IFDI for, either directly or through third parties, distributing the Fund’s Class E shares, providing personal service to Class E shareholders and/or maintaining Class E shareholder accounts. The amounts shall be payable to IFDI daily or at such other intervals as the Board may determine. Under the Class R Plan, each Fund is authorized to pay IFDI an amount not to exceed 0.50%, on an annual basis, of the average daily net assets of the Fund’s Class R shares to compensate IFDI for, either directly or through third parties, distributing the Class R shares of that Fund, providing personal service to Class R shareholders and/or encouraging and fostering the maintenance of shareholder accounts of the Class R shares of a Fund. The amounts shall be payable to IFDI daily or at such other intervals as the Board may determine. Under the Class Y Plan, each Fund may pay IFDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund’s Class Y shares to compensate IFDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing service to Class Y shareholders and/or maintaining Class Y shareholder accounts. Class I shares do not have a Plan.

Since these fees are paid out of a Fund’s assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B and Class C shares may result in a lower NAV than Class A shares and may cost you more over time than paying the initial sales charge for Class A shares. All or a portion of these fees may be paid to your financial advisor.

Since Class E fees are paid out of a Fund’s assets or income on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. Because Class R fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. All or a portion of these fees may be paid to your financial advisor or financial intermediary.

Class A Shares

Class A shares are subject to an initial sales charge when you buy them (other than Ivy Money Market Fund), based on the amount of your investment, according to the tables below. As noted, Class A shares that have a Plan pay an annual 12b-1 fee of up to 0.25% of average Class A net assets, except Class A shares of Ivy International Growth Fund issued prior to January 1, 1992 are not subject to an ongoing 12b-1 fee. The annual 12b-1 fee for Class A shares of Ivy International Growth Fund may equal up to 0.25% of net assets attributable to outstanding shares issued on or after January 1, 1992. Since the calculation of the annual 12b-1 fee does not take into account shares outstanding prior to January 1, 1992, this arrangement results in a rate of 12b-1 fee that is lower than 0.25% of the net assets attributable to outstanding Class A shares of the Fund. The ongoing expenses of Class A shares are lower than those for Class B or Class C shares and typically higher than those for Class Y shares or Class I shares.

Class E shares are subject to an initial sales charge (other than Ivy Money Market Fund) when purchased for your InvestEd Plan account, based on the amount of your investment, according to the tables below. As noted, Class E shares that have a Plan pay an annual 12b-1 fee of 0.25% of average Class E net assets.

176	Prospectus

InvestEd 529 Plan

The InvestEd Plan (InvestEd Plan) was established under the Arizona Family College Savings Program (the Program). The Program was established by the State of Arizona as a qualified state tuition program in accordance with Section 529 of the Internal Revenue Code of 1986, as amended (Code). Waddell & Reed, Inc., the program manager for the InvestEd Plan, is offering the InvestEd Plan to Arizona residents as well as to residents of other states.

Contributions to InvestEd Plan accounts may be invested in shares of certain of the Funds, which are held in the name and for the benefit of the Arizona Commission for Postsecondary Education in its capacity as Trustee of the Program. Class E shares purchased with contributions for a particular InvestEd Plan account are allocable to that account and will be redeemed to effect withdrawals requested by the InvestEd Plan account owner, as further described in this prospectus. Accounts opened through the InvestEd Plan are not insured by the State of Arizona, and neither the principal invested nor the investment return is guaranteed by the State of Arizona. InvestEd Plan accounts are subject to applicable Federal, state and local tax laws and the laws, rules and regulations governing the Program. Any changes in such laws, rules or regulations may affect participation in, and the benefits of, the InvestEd Plan. The InvestEd Plan may be modified in response to any such changes.

Please read the Program Overview and InvestEd Account Application carefully before investing. Class E shares are only available for investment through a qualified state tuition program in accordance with Section 529 of the Code (529 Plan).

Calculation of Sales Charges on Class A and Class E Shares

For all Funds except for Ivy Limited-Term Bond Fund, Ivy Municipal Bond Fund and Ivy Municipal High Income Fund
Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

Ivy Limited-Term Bond Fund (for Class A and Class E shares)
Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $250,000	2.50%	2.56%	2.00%
$250,000 and over[2]	0.00	0.00	see below

Ivy Municipal Bond Fund and Ivy Municipal High Income Fund (for Class A shares only)
Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $100,000	4.25%	4.44%	3.60%
$100,000 to less than $300,000	3.25	3.36	2.75
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of a fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

[2]

No sales charge is payable at the time of purchase on investments of $1 million or more ($250,000 or more for Ivy Limited-Term Bond Fund), although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

IFDI may pay broker-dealers up to 1.00% on investments made in Class A or Class E shares with no initial sales charge.

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IFDI or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such broker-dealers without payment of a sales charge. Please see “Additional Compensation to Intermediaries” for more information.

Sales Charge Reductions

For purposes of the following disclosure regarding Rights of Accumulation, Letter of Intent and Account Grouping, Class E shares held in your InvestEd Plan are treated as shares held by you directly.

Lower sales charges on the purchase of Class A or Class E shares are available by:

■

Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in the Ivy Family of Funds and/or Waddell & Reed InvestEd Portfolios with the NAV of Class A, Class B, Class C or Class E shares already held in your account or in an account eligible for grouping with your account (see “Account Grouping” below). To be entitled to Rights of Accumulation, you must inform IFDI that you are entitled to a reduced sales charge and provide IFDI with the name and number of the existing account(s) with which your purchase may be combined. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account. Your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and capital gain distributions, but excluding capital appreciation) less any withdrawals.

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Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing a LOI, which is available from IFDI, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B, Class C or Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in “Account Grouping” below, will be included. Purchases made during the thirty (30) calendar days prior to receipt by Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Funds’ transfer agent, of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If IFDI reimburses the sales charge for purchases prior to receipt by WISC of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 calendar days prior to receipt by WISC of the LOI.

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Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A or Class E shares in any account that you own may be grouped with the current account value of purchased Class A, Class B, Class C and/or Class E shares in any other account that you may own, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner. Please review the SAI for additional information regarding Account Grouping. For purposes of account grouping, an individual’s domestic partner may be treated as his or her spouse.

With respect to purchases under retirement plans:

1.	All purchases of Class A shares made under an employee benefit plan described in Section 401 of the Code (Qualified Plan) that is maintained by an employer and all plans of any one employer or affiliated employers will also be grouped. All Qualified Plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

2.	All purchases of Class A shares made under a simplified employee pension plan (SEP), Savings Incentive Match Plan for Employees (SIMPLE IRA), or similar arrangement adopted by an employer or affiliated employers may be grouped, if grouping is elected by the employer when the plan is established. Alternatively, the employer may elect that purchases made by individual employees under such plan also be grouped with other accounts of the individual employees. If evidence of either election is not received by IFDI, purchases will be grouped at the plan level.

3.	All purchases of Class A shares made by you or your spouse for your or your spouse’s IRAs, salary reduction plan accounts under Section 457 of the Code, or Code Section 403(b) tax-sheltered accounts may be grouped, as well as your or your spouse’s Keogh plan accounts, provided that you and your spouse are the only participants in the Keogh plan.

In order for an eligible purchase to be grouped, you must advise IFDI at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Ivy Money Market Fund are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A or Class E shares on which a sales charge was paid, or as a dividend or distribution on such acquired shares.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A or Class E shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. This CDSC may be waived under certain circumstances, as noted in this Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

For clients of Waddell & Reed, Inc. (Waddell & Reed) and Legend Equities Corporation (Legend), the grouping privileges described above also apply to the corresponding classes of shares of funds in the Waddell & Reed Advisors Family of Funds.

178	Prospectus

Sales Charge Waivers for Certain Investors

Class A shares may be purchased at NAV by:

■	Shareholders investing through certain investment advisers and broker-dealers in brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees

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Current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or a Fund is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IFDI, current and certain retired employees of IFDI and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed

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Minnesota Life Trustees and officers, Directors, or any affiliated entity of Minnesota Life, employees of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children’s spouses and spouse’s parents of each, including purchases into certain retirement plans and certain trusts for these individuals

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Employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with unaffiliated registered investment advisers with which IICO has entered into sub-advisory agreements.

■	Participants in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund’s records

■	Shareholders/participants reinvesting into any account the proceeds of redemptions of eligible retirement accounts invested in Class I or Y shares

■

Participants in a 401(a) plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund’s records and are segregated from any other retirement plan assets

■	Participants in a 401(a) plan or 457 plan that invest in the Ivy Family of Funds through a third party platform or agreement

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Shareholders reinvesting into any other account they own, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a Qualified Retirement Plan, an IRA, a Keogh plan or a trust or custodial account under Sections 457(b) or 403(b)(7) of the Code

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Shareholders/participants reinvesting into any other account, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a retirement plan where Fiduciary Trust Company of New Hampshire is custodian, provided such reinvestment is made within 60 calendar days of receipt of the required minimum distribution

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The Merrill Lynch Daily K Plan (the “Plan”), provided the Plan has at least $3 million in assets or over 500 or more eligible employees. Class B shares of the Funds are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. For further information see “Group Systematic Investment Program” in the SAI

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Shareholders investing through direct transfers from the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB, or from the Waddell & Reed Advisors Express Plan, Select Plan, and Advantage Plan offered and distributed by Securian Retirement Services, a business unit of Minnesota Life Insurance Company

■

Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with unaffiliated third party broker/dealers with which IFDI has entered into selling agreements

■	Clients investing via a Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program available through Waddell & Reed

For purposes of determining sales at NAV, an individual’s domestic partner may be treated as his or her spouse.

Class E shares may be purchased at NAV by:

■	Shareholders investing through certain investment advisers and broker-dealers in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees

■

Current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or a Fund is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IFDI, current and certain retired employees of IFDI and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed

■

Clients who transferred their 529 Plan accounts from the Arizona Family College Savings Program sponsored by Securities Management and Research, Inc. (SM&R) to the InvestEd Plan Sponsored by Waddell & Reed, Inc. due to the closing of the SM&R-sponsored 529 Plan, and who established their SM&R-sponsored Plans directly through SM&R rather than through a financial intermediary and qualified for NAV pricing through SM&R

■

Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with unaffiliated third party broker-dealers with which IFDI has entered into selling agreements

Prospectus	179

■

Employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with unaffiliated registered investment advisers with which IICO has entered into sub-advisery agreements.

For purposes of determining sales at NAV, an individual’s domestic partner may be treated as his or her spouse.

Sales Charge Waivers for Certain Transactions

Class A or Class E shares may be purchased at NAV through:

■

Exchange of Class A or Class E shares of any fund in the Ivy Family of Funds or shares of Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed and Legend, Class A shares of any fund in the Waddell & Reed Advisors Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares

■

Reinvestment once each calendar year of all or part of the proceeds of redemption of your Class A shares into the same Fund and account from which it had been redeemed, if the reinvestment is made within 60 calendar days of the Fund’s receipt of your redemption request.

■

Reinvestment once each calendar year of all or part of the proceeds of redemption of your Class E shares into Class E shares of the same Fund and account, if the reinvestment is made within 60 calendar days of the Fund’s receipt of your redemption request. The reinvestment into Class E shares will be treated as a new contribution.

■

Payments of Principal and Interest on Loans made pursuant to a 401(a) plan (for Class A shares only), (i) if such loans are permitted by the plan and the plan invests in shares of the same Fund and (ii) a sales charge was previously paid on those shares.

Information about the purchase of Fund shares, applicable sales charges and sales charge reductions and waivers is also available, free of charge, at www.ivyfunds.com, including hyperlinks to facilitate access to this information. You will also find more information in the SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge

A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A or Class E shares and paid to IFDI, as further described below. The purpose of the CDSC is to compensate IFDI for the costs incurred by it in connection with the sale of the Fund’s Class B or Class C shares or certain Class A or Class E shares. IFDI pays 4.00% of the amount invested to Legend and other third-party broker-dealers who sell Class B shares and pays 1.00% of the amount invested to Legend and other third-party broker-dealers who sell Class C shares of certain funds.

The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in NAV above the initial purchase price. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares that represent reinvested dividends and other distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, when requested to redeem a specific dollar amount, a Fund will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

Class B Shares

Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. As noted earlier, Class B shares pay a maximum annual 12b-1 service fee of 0.25% of average net assets and a maximum annual distribution fee of 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares, and any reinvested dividends and other distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class B shares to Class A shares is not considered a taxable event for Federal income tax purposes.

180	Prospectus

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified below.

CDSC on Shares Sold Within Year	As % of Amount Subject to Charge
1	5.0%
2	4.0%
3	3.0%
4	3.0%
5	2.0%
6	1.0%
7+	0.0%

In the table, a year is a 12-month period. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made. For example, if a shareholder opens an account on April 9, 2010, then redeems all Class B shares on April 6, 2011, the shareholder will pay a CDSC of 4.00%, the rate applicable to redemptions made within the second year of purchase.

Shareholders who are eligible to purchase Class A shares at a reduced sales charge due to the breakpoints available on a purchase of $100,000 or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class B shares. In such case, requests to purchase Class B shares will not be accepted. The Fund will not apply the limitation to Class B share purchases made by shareholders whose shares are held in an omnibus account on any of the Funds’ records, and it will be the responsibility of the broker-dealer holding the omnibus account to apply the limitation for such purchases.

As noted earlier, Class B shares of Ivy Money Market Fund are not available for direct investment.

Class C Shares

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within 12 months after purchase, you may pay a 1.00% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. As noted above, Class C shares pay a maximum annual 12b-1 service fee of 0.25% of average net assets and a maximum annual distribution fee of 0.75% of average net assets. Over time, those fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class; therefore, if you anticipate holding the shares for five years or longer, Class C shares may not be appropriate.

Shareholders who are investing $1 million through a sales charge reduction feature, including a shareholder eligible to purchase Class A shares at no sales charge due to the breakpoints available on a purchase of $1 million or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class C shares. In such case, requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares. The Fund will not apply the limitation to Class C share purchases made by shareholders whose shares are held in an omnibus account on any of the Funds’ records and it will be the selling broker-dealer’s responsibility to apply the limitation for such purchases.

As noted earlier, Class C shares of Ivy Money Market Fund are not available for direct investment.

The CDSC for Class B or Class C shares and for Class A shares that are subject to a CDSC will not apply in the following circumstances:

■

redemptions of shares requested within one year of the shareholder’s death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to the Funds’ transfer agent

■

redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a Qualified Retirement Plan, an IRA, a Keogh plan or a trust or custodial account under Section 457(b) or 403(b)(7) of the Code, a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of subsequent law or legislation, the continuation of its investment would be improper

■

redemptions of shares purchased by current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or a Fund is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IFDI, current and certain retired employees of IFDI and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates, and the spouse, children, parents, children’s spouses and spouse’s parents (including redemptions from certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed

■

redemptions of shares made pursuant to a shareholder’s participation in the systematic withdrawal service offered by the Fund, subject to the limitations on the service as further disclosed in the SAI (the service and this exclusion from the CDSC do not apply to a one-time withdrawal)

■	redemptions the proceeds of which are reinvested within 60 calendar days in shares of the same class of the Fund as that redeemed

Prospectus	181

■

Class B shares of the Funds are made available to Merrill Lynch Daily K Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. For further information see “Group Systematic Investment Program” in the SAI

■

for Class C shares, redemptions made by shareholders that have purchased shares of the Fund through certain group plans that have selling agreements with IFDI and that are administered by a third party and/or for which brokers not affiliated with IFDI provide administrative or recordkeeping services

■	for clients of third party broker-dealers, redemptions of Class C shares for which the selling broker-dealer was not paid an up-front commission by IFDI

■

redemptions of Fund shares, the proceeds of which are sent directly by the Fund to an insurance company or its agent for investment in any of the Waddell & Reed Advisors Funds and/or Ivy Family of Funds, as directed by the redeeming shareholder, through retirement plan accounts held in the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB, or from the Waddell & Reed Advisors Express Plan, Select Plan and Advantage Plan offered and distributed by Securian Retirement Services, a business unit of Minnesota Life Insurance Company

■	the exercise of certain exchange privileges

■	redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s account if the aggregate NAV of the shares is less than $500, or, for Ivy Money Market Fund, less than $250

■	redemptions effected by another registered investment company by virtue of a merger or other reorganization with the Fund

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s shares, which may require certain notice.

The CDSC for Class E shares that are subject to a CDSC will not apply in the following circumstances:

■

redemptions of shares requested within one year of the InvestEd Plan account holder’s death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to the Funds’ transfer agent

■

redemptions of shares purchased for InvestEd Plan accounts held by current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or a Fund is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IFDI, current and certain retired employees of IFDI and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates, and the spouse, children, parents, children’s spouses and spouse’s parents (including redemptions from certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed

■

redemptions of shares for the purpose of complying with the excess contribution limitations prescribed by the Program if the excess contributions are rolled over to another InvestEd Plan account for a different Designated Beneficiary

■	redemptions the proceeds of which are reinvested within 60 days in shares of the same class of the Fund as that redeemed

■

redemptions made by shareholders that have purchased shares of the Fund through certain group plans that have selling agreements with IFDI and that are administered by a third party and/or for which brokers not affiliated with IFDI provide administrative or recordkeeping services

■	the exercise of certain exchange privileges

■	redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s account if the aggregate NAV of the shares is less than $500, or less than $250 for Ivy Money Market Fund

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s shares, which may require certain notice.

Class I Shares

Class I shares are sold without any front-end sales load or contingent deferred sales charges. Class I shares do not pay an annual 12b-1 distribution and/or service fee. Class I shares are only available for purchase by:

■	fund of funds

■

participants of employee benefit plans established under Section 403(b) or Section 457 of the Code, or qualified under Section 401, of the Code, including 401(k) plans if the value of the plan exceeds $10,000,000, when the shares are held in an omnibus account on the Fund’s records, and an unaffiliated third party provides administrative and/or other support services to the plan

■	certain financial intermediaries that charge their customers transaction fees with respect to their customers’ investments in the Funds

■	endowments, foundations, corporations and high net worth individuals using a trust or custodial platform

■

investors participating in ‘wrap fee’ or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with IFDI

■	participants of the Waddell & Reed Financial, Inc. Retirement Plans

182	Prospectus

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Funds’ share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than those of another class available under the Fund’s share class eligibility criteria. The Funds and IFDI are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.

Class R Shares

Class R shares are sold without any front-end sales load or contingent deferred sales charges.

Class R shares are generally only available to employee benefit plans, including, but not limited to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. At the time of the initial investment, including conversions of existing plans, if the size of the plan exceeds $50 million, only Class Y and Class I shares are available for investment. Class R shares are also generally sold through, and held by, unaffiliated third parties whose platforms provide administrative, distributive and/or other support services to the plan investing in the Class R shares. Class R shares are generally available where plan level or omnibus accounts (and not individual participant accounts) are shown on the books of a Fund. Class R shares are generally not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings accounts, owner-only 401(k)s, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans and 529 accounts.

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Funds’ share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Funds and IFDI are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.

Class Y Shares

Class Y shares are not subject to a sales charge. Class Y shares do however pay an annual 12b-1 distribution and/or service fee of up to 0.25% of average net assets. Class Y shares are only available for purchase by:

■

participants of employee benefit plans established under Section 403(b) or Section 457 of the Code, or qualified under Section 401 of the Code, including 401(k) plans for which an unaffiliated third party provides administrative, distribution and/or other support services to the plan

■

shareholders investing in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees, through certain investment advisers and broker-dealers, including banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers, and for which entity an unaffiliated third party provides administrative, distribution and/or other support services

■

government entities or authorities and corporations whose investment within the first 12 months after initial investment is $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Funds’ share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than those of another class available under the Fund’s share class eligibility criteria. The Funds and IFDI are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements or to select a particular class. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available under your plan.

Additional Compensation to Intermediaries

Your financial advisor and the financial intermediary with which your advisor is affiliated typically will receive compensation when you buy and/or hold Fund shares. The source of that compensation may include the sales load, if any, that you pay as an investor; and/or the 12b-1 fee, if applicable, paid by the class of shares of the Fund that you own. As well, IFDI may have agreements with financial intermediaries which provide for one or more of the following: fees paid by IFDI to such intermediaries based on a percentage of assets and/or a fixed amount per shareholder account; networking and/or sub-accounting fees paid by the Funds; and/or other payments by IFDI and/or its affiliates, from their own resources. The amount and type of compensation that your financial advisor or intermediary receives will vary based upon the share class you buy, the value of those shares and the compensation practices of the intermediary. Compensation to the intermediary generally is based on the value of shares of the Funds owned by the intermediary for its own account or for its clients and may also be based on the gross and/or net sales of the Fund shares attributable to the intermediary. That compensation recognizes the distribution, administrative, promotional and other services provided by the intermediary, and may be required by the intermediary in order for the Ivy Family of Funds to be available for sale by the intermediary. The rate of compensation depends upon various factors, including but not limited to the intermediary’s established policies and prevailing practices in different segments of the financial services industry. In addition, an intermediary may maintain omnibus accounts or similar arrangements with a Fund for consolidated holdings of Fund shares by its clients, and may receive payments from IFDI or its affiliates, or the Funds, for providing related recordkeeping and other services.

Prospectus	183

IFDI may also compensate an intermediary and/or financial advisor for IFDI’s participation in various activities sponsored and/or arranged by the intermediary, including but not limited to programs that facilitate educating financial advisors and/or their clients about various topics, including the Funds. IFDI may also pay, or reimburse, an intermediary for certain other costs relating to the marketing of the Funds. The rate of compensation depends upon various factors, including but not limited to the nature of the activity and the intermediary’s established policies.

Compensation arrangements such as those described above are undertaken, among other reasons, to help secure and maintain appropriate availability, visibility and competitiveness for the Funds, such that they may be widely available and have the capacity to grow and potentially gain economies of scale for Fund shareholders. Please consult the SAI for additional information regarding compensation arrangements with intermediaries.

Potential Conflicts of Interest

The Distributor of the Funds, IFDI, is a corporate affiliate of Waddell & Reed. Waddell & Reed offers shares of the Funds through a distribution agreement with IFDI. The following paragraphs disclose certain potential conflicts of interest in connection with the offering of the Funds by Waddell & Reed.

Waddell & Reed is a retail broker-dealer and is the principal underwriter and distributor of the funds within Waddell & Reed Advisors Funds and certain other mutual funds. Waddell & Reed financial advisors sell primarily shares of the Ivy Family of Funds and the funds within Waddell & Reed Advisors Funds (Fund Families). WRIMCO and IICO (Managers) manage the assets of the respective Fund Families. Companies affiliated with Waddell & Reed also serve as shareholder servicing agent and accounting services agent for the Fund Families and as custodian for certain retirement plan accounts available through Waddell & Reed and other third parties (“Service Affiliates”). Waddell & Reed, the Managers and the Service Affiliates are subsidiaries of Waddell & Reed Financial, Inc.

Waddell & Reed financial advisors are not required to sell only shares of funds in the Fund Families, have no sales quotas with respect to the Funds and receive the same percentage rate of compensation for all shares of mutual funds they sell, including shares of the funds in the Fund Families. It is possible, however, for Waddell & Reed and its affiliated companies, to receive more total revenue from the sale of shares of the funds in the Fund Families than from the sale of shares of other mutual funds that are not affiliated with Waddell & Reed (Externally Managed Funds). This is because the Managers earn investment advisory fees for providing investment management services to the funds in the Fund Families. These fees are assessed daily on the net assets held by the funds in the Fund Families and are paid to the Managers out of fund assets. In addition, the Service Affiliates receive fees for the services they provide to the funds and/or shareholders in the Fund Families.

Increased sales of shares of the Fund Families generally result in greater revenues, and greater profits, to Waddell & Reed, the Managers and the Service Affiliates, since payments to Waddell & Reed, the Managers and the Service Affiliates, increase as more assets are invested in the Fund Families and/or more fund accounts are established. Waddell & Reed employee compensation (including management and certain sales force leader compensation), financial advisor compensation and operating goals at all levels are tied to Waddell & Reed’s overall profitability. Therefore, Waddell & Reed management, sales leaders and employees generally spend more time and resources promoting the sale of shares of the funds in the Fund Families rather than Externally Managed Funds. This results in more training and product support for Waddell & Reed financial advisors to assist them with sales of shares of the funds in the Fund Families. Ultimately, this will typically influence the financial advisor’s decision to recommend the Fund Families even though they may have access to Externally Managed Funds that may have superior performance to and/or lower fund expenses than the funds in the Fund Families.

Waddell & Reed also offers financial planning services as a registered investment adviser. Waddell & Reed financial advisors typically encourage new clients to purchase a financial plan for a fee. If the client elects to implement the recommendations produced as part of the financial plan, it is likely that the financial advisor will recommend the purchase of shares of funds in the Fund Families, though the client is not obligated to purchase such shares through Waddell & Reed. For more detailed information on the financial planning services offered by Waddell & Reed financial advisors, including fees and investment alternatives, clients should obtain from their financial advisor or Waddell & Reed, and read, a copy of Waddell & Reed’s Form ADV Disclosure Brochure.

Portability

The Funds’ shares may be purchased and serviced only through broker-dealers and other financial intermediaries (Financial Intermediaries) that have entered into selling agreements with IFDI. Waddell & Reed, an affiliate of IFDI, is one such Financial Intermediary that is authorized to sell the Funds and service Fund accounts. If you elect to work with a Waddell & Reed financial advisor it is likely that the financial advisor will recommend the purchase of shares of the Funds. If you decide to terminate your relationship with your Waddell & Reed financial advisor (or any other financial advisor you may work with) or if they decide to transfer their license to another Financial Intermediary, you should consider that you will only be able to transfer your Fund shares to another Financial Intermediary if that Financial Intermediary has a selling agreement with IFDI. Not all Financial Intermediaries have such selling agreements and the selling agreements may typically be terminated without notice to you. If you select a Financial Intermediary that has no selling agreement with IFDI or whose selling agreement is terminated after you transfer your shares, you will either have to hold your shares directly with the Funds or sell your shares and transfer the proceeds to another Financial Intermediary, which may cause you to experience adverse tax consequences.

Class E shares of the Funds are only available for investment through the InvestEd Plan and may be purchased and serviced only through broker-dealers and other financial intermediaries (Financial Intermediaries) that have entered into selling agreements with Waddell & Reed, the program manager for the InvestEd Plan. If you decide to terminate your relationship with the Financial Intermediary through which you opened

184	Prospectus

your InvestEd Plan account or if your financial advisor decides to transfer his or her license to another Financial Intermediary, you should consider that you will only be able to transfer your InvestEd Plan account to another Financial Intermediary if that Financial Intermediary has a selling agreement with Waddell & Reed. Not all Financial Intermediaries have such selling agreements and the selling agreements may typically be terminated without notice to you. If you select a Financial Intermediary that has no selling agreement with Waddell & Reed or whose selling agreement is terminated after you transfer your account, you will either have to hold your InvestEd Plan account directly with Waddell & Reed or sell your shares and transfer the proceeds to another Financial Intermediary, which may cause you to experience adverse costs and expenses.

WAYS TO SET UP YOUR ACCOUNT (FOR CLASS A, CLASS B AND CLASS C SHARES)

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants

For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement and other Tax-Advantaged Savings Plans

To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell education savings accounts) may be tax-deductible. A majority of these types of savings plans carry up to a $15 annual fee, subject to certain waivers.

■

Individual Retirement Accounts (IRAs) allow eligible individuals under age 70 1/2, with earned income, to invest up to the maximum permitted contribution for that year (Annual Dollar Limit), provided the investor has not reached age 70 1/2. For 2009 and 2010, the Annual Dollar Limit is $5,000 and indexed for inflation in $500 increments, thereafter. For individuals who have attained age 50 by the last day of the taxable year for which a contribution is made, the Annual Dollar Limit is increased to include a “catch-up” contribution. The maximum annual catch-up contribution is $1,000.

■	IRA Rollovers retain special tax advantages for eligible distributions from employer-sponsored retirement plans.

■

Roth IRAs allow eligible individuals to make nondeductible contributions up to the Annual Dollar Limit per year (as identified above). The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year. An individual’s maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.

In addition, certain distributions from traditional IRAs, SEP IRAs, SIMPLE IRAs (if more than two years old) and Qualified Employer-Sponsored Retirement Plans may be rolled over (converted) to a Roth IRA and any of the investor’s traditional IRAs, SEP IRAs and SIMPLE IRAs (if more than two years old) may be converted into a Roth IRA; the earnings, deductible and pre-tax contribution portions of the rollover distributions and conversions are, however, subject to Federal income tax.

■

Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit sharing plan but with fewer administrative requirements.

■

Savings Incentive Match Plans for Employees IRA (SIMPLE IRA Plans) can be established by employers with 100 or fewer employees to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other Qualified Plans.

■

Owner-only Keogh Plans allow self-employed individuals and their spouses, or partners of general partnerships and their spouses, to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $49,000 for 2009 and 2010.

■

Exclusive(k)® Plans allow self-employed individuals and their spouses (who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves, including deferrals, of up to 100% of their adjusted annual earned income, with a maximum of $49,000 for 2009 and 2010. A Roth 401(k) contribution option also may be available on a qualified 401(k) Plan.

■

Multi-participant 401(k) Plans allow employees of eligible employers to set aside tax-deferred income for retirement purposes, and in some cases, employers will match their contribution dollar-for-dollar up to certain limits. A Roth 401(k) contribution option also may be available on a qualified 401(k) Plan.

■	Pension and Profit-Sharing Plans allow corporations, labor unions, governments, or other organizations of all sizes to make tax-deductible contributions to employees.

■

403(b) Custodial Accounts are available to certain employees of educational institutions, churches and Code Section 501(c)(3) (that is, tax-exempt) organizations. For certain grandfathered accounts, a Roth 403(b) contribution option also may be available.

Prospectus	185

■	457(b) Plans allow employees of state and local governments and certain tax-exempt organizations to contribute a portion of their compensation on a tax-deferred basis.

■

Coverdell Education Savings Accounts are established for the benefit of a minor, with nondeductible contributions up to $2,000 per taxable year, and permit tax-free withdrawals to pay for certain qualified education expenses of the beneficiary. Special rules apply where the beneficiary is a special needs person.

Gifts or Transfers to a Minor

To invest for a child’s education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $13,000 in 2009 and 2010 per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Trust

For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by the transfer agent for the Funds. Contact your financial advisor for the form.

INVESTED PLAN ACCOUNT REGISTRATION

Pursuant to Arizona requirements, InvestEd Plan accounts generally may only be registered in the name of an individual who is the Account Owner. The Account Owner is the one who has the authority to designate the Designated Beneficiary, make withdrawals, select the Funds in which to invest and otherwise control the account. The Account Owner may be anyone — a parent, grandparent, dated trust, friend or self. Joint owners, or joint accounts, are not permitted. Although only one person may be listed as the Account Owner, you should designate a successor Account Owner on the InvestEd Plan Account Application in the event of the Account Owner’s death.

An account may also be opened by a state or local government or a 501(c)(3) organization as the Account Owner, if the account will be used to fund scholarships for persons whose identity will be determined after the account is opened.

Although these registrations are the only way an account can be set up, anyone may contribute to an InvestEd Plan account once it is established. See the section entitled Adding to your Account.

The Account Owner will identify, on the InvestEd Plan Account Application, a Designated Beneficiary. A Designated Beneficiary can be any person interested in pursuing post high school training and educational opportunities at a U.S. accredited institution, including the Account Owner.

The Designated Beneficiary can be changed to a family member, as defined by current tax laws, of the original beneficiary.

There is a one-time $10 application fee per InvestEd Plan account, paid by Waddell & Reed at the time of the initial investment and forwarded to the Arizona Commission for Postsecondary Education (Commission), under whose authority the InvestEd Plan is made available, to help defray its administrative costs. Shares of a Fund held in your InvestEd Plan account are held in the name of the Commission, as Trustee of the Program.

InvestEd Plan accounts with a balance of less than $25,000 will be charged an annual maintenance fee of $20. This fee will be waived for Arizona residents.

PRICING OF FUND SHARES

The price to buy a share of a Fund, called the offering price, is calculated every business day. Each Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded. As noted in this Prospectus, certain Funds may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Fund’s shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund’s shares. The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus the applicable sales charge (for Class A and/or Class E shares).

In the calculation of a Fund’s NAV:

■

The securities in the Fund’s portfolio that are traded on an exchange are ordinarily valued at the last sale price on each day prior to the time of valuation as reported by the principal securities exchange on which the securities are traded or, if no sale is recorded, the average of the last bid and asked prices.

■

Stocks that are traded over-the-counter are valued using the National Association of Securities Dealers Automated Quotations (NASDAQ) Official Closing Price (NOCP), as determined by NASDAQ, or, lacking an NOCP, the last current reported sales price as of the time of valuation on NASDAQ or, lacking any current reported sales on NASDAQ, at the time of valuation at the average of the last bid and asked prices.

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■

Bonds (including foreign bonds), convertible bonds, municipal bonds, U.S. government securities, mortgage-backed securities and swap agreements are ordinarily valued according to prices quoted by an independent pricing service.

■	Short-term debt securities are valued at amortized cost, which approximates market value.

■	Precious metals are valued at the last traded spot price for the appropriate metal immediately prior to the time of valuation.

■	Other investment assets for which market prices are unavailable or are not reflective of current market value are valued at their fair value by or at the direction of the Board, as discussed below.

In the calculation of the NAV of Ivy Managed European/Pacific Fund and Ivy Managed International Opportunities Fund, the shares of the underlying funds held by each of these Funds are valued at their respective NAVs per share.

When a Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value determination made according to procedures approved by the Board. A Fund also may use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by a Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund’s NAV is calculated.

A Fund also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some Funds, such as Ivy Asset Strategy Fund, Ivy Asset Strategy New Opportunities Fund, Ivy Global Bond Fund, Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Growth Fund, Ivy International Balanced Fund, Ivy International Core Equity Fund and Ivy Pacific Opportunities Fund, which may invest a portion of their assets in foreign securities (and derivatives related to foreign securities), also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in foreign securities or derivatives markets that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such securities investments may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuations. The Funds have retained a third-party pricing service (the Service) to assist in fair valuing foreign securities and foreign derivatives (collectively, Foreign Securities), if any, held in the Funds’ portfolios. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a Foreign Security trades is not the current market value as of the close of the NYSE. For Foreign Securities where WISC, in accordance with guidelines adopted by the Board, believes, at the approved degree of confidence, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the Foreign Securities. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of the Funds’ Foreign Securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event — thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that a Fund’s NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing may also affect all shareholders in that if redemption proceeds or other payments based on the valuation of Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see “Market Timing Policy.”

BUYING SHARES

You may buy shares of each of the Funds through third parties that have entered into selling arrangements with IFDI. Contact any authorized investment dealer for more information. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have. The transfer agent for the Funds will not accept account applications unless submitted by an entity with which IFDI maintains a current selling agreement.

Ivy Client Services generally will not accept new account applications to establish an account with a non-U.S. address (APO/FPO addresses are acceptable).

If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third party record keeper to purchase shares of the Funds.

When you place an order to buy shares for your InvestEd Plan account, your order will be processed at the next NAV calculated after your order, in proper form, is received and accepted. Proper form includes receipt by Waddell & Reed, in the home office, of a completed InvestEd Plan Account Application and additional required documentation, if applicable. Please note that all of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.

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Shares of a Fund may be purchased for your InvestEd Plan account through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. Your order will receive the offering price next calculated after the order has been received in proper form by Waddell & Reed. Therefore, if your order is received in proper form by Waddell & Reed before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by Waddell & Reed after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day.

Broker-dealers that perform account transactions for their clients by participating through the National Securities Clearing Corporation (NSCC) are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients for whose account shares of a Fund are purchased if the broker-dealer performs any transaction erroneously or improperly.

When you sign your Account Application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed generally will not accept new account applications to establish an account with a non-U.S. address (APO/FPO addresses are acceptable).

To add to your account by mail: Make your check payable to Ivy Funds Distributor, Inc. (to Waddell & Reed, Inc. for InvestEd Plan accounts) Mail the check to Ivy Client Services (Waddell & Reed for InvestEd Plan accounts) at the address below, along with the detachable form that accompanies the confirmation of a prior purchase or your quarterly statement or with a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase. Mail to:

Ivy Client Services

P.O. Box 29217

Shawnee Mission, Kansas

66201-9217

For InvestEd Plan accounts only:

Waddell & Reed, Inc.

P.O. Box 29217

Shawnee Mission, Kansas

66201-9217

To add to your account by wire purchase: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

By telephone or internet: To purchase Class A, B or C shares of a Fund by Automated Clearing House (ACH) via telephone or internet access, you must have an existing account number and you must have previously established the telephone or internet method to purchase through a completed Express Transaction Authorization Form (separately or within your new account application). Please call 800.777.6472 to report your purchase, or fax the information to 800.532.2749. For internet transactions, you may not execute trades greater than $25,000 per fund per day. If you need to establish an account for Class I or Class Y shares, you may call 800.532.2783 to obtain an account application. You may then mail a completed application to Ivy Client Services at the above address, or fax it to 800.532.2784.

By Automatic Investment Service: You can authorize having funds electronically drawn each month from your bank account through Electronic Funds Transfer (EFT) and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application to establish the Automatic Investment Service (AIS).

When you place an order to buy shares, your order, if accepted, will be processed at the next offering price calculated after your order is received in proper form by the Fund or its authorized agent. Note the following:

■	All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.

■

If you buy shares by check or ACH, and then sell those shares by any method other than by exchange to another fund in the Ivy Family of Funds, the payment may be delayed for up to ten days from the date of purchase to ensure that your previous investment has cleared.

■

You may purchase shares of certain Funds indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties that perform account transactions for their clients through the NSCC, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order in proper form. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you should generally receive the offering price next calculated on the following business day. If the firm does not perform account transactions systematically through the NSCC and has not entered into an agreement permitting it to aggregate orders it receives prior to

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4:00 p.m. Eastern time and transmit such orders to the Fund on or before the following business day, you will receive the offering price next calculated after the order has been received in proper form by the Fund. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day’s price.

■

Broker-dealers that perform account transactions for their clients through the NSCC are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly. Such broker-dealers have independent agreements with IFDI, and are compensated for performing account transactions for their clients.

When you sign your account application, you will be asked to certify that your Social Security Number or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

The transfer agent for the Funds reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

For Class A, Class B, Class C and Class E:
To Open an Account	$500 (per Fund)
For certain exchanges	$100 (per Fund)
For accounts opened with AIS	$50 (per Fund)*
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For certain exchanges	$100 (per Fund)
For AIS	$25 (per Fund)
For Class I, Class R and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

*	An account may be opened with no initial investment and AIS set up on the account if the account is pending a Transfer of Assets from another investment company/retirement account custodian.

For clients of Morgan Stanley Smith Barney (MSSB) who purchase their shares through certain fee-based advisory accounts sponsored by MSSB, the minimum initial and subsequent investment requirements for Class A shares are waived.

Adding to Your Account

Subject to the minimums described above, you, or anyone, can make additional investments of any amount at any time; however, with respect to Class E shares, all or a portion of the amount invested will not be accepted to the extent that such contributions would cause the total maximum account value or balance for a Designated Beneficiary for all InvestEd Plans to exceed limits imposed by the InvestEd Plan. For the 2009-2010 academic year, the maximum account balance at the time of a contribution is, in the aggregate per beneficiary, $335,000, as determined by the Arizona Commission for Postsecondary Education. Maximum account balance amounts will be adjusted each year based upon a formula developed by The College Board that estimates the average cost of attending a private 4-year college. Under current law, any excess contribution with respect to a Designated Beneficiary must be promptly withdrawn as a non-qualified withdrawal or rolled over into an account for a different Designated Beneficiary.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

SELLING SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a Fund) is the NAV per share of that Fund class, subject to any applicable CDSC and/or redemption fee.

If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third party record keeper to sell shares of the Funds.

Selling your InvestEd Plan Class E Shares. Only the Account owner may request withdrawals from an InvestEd Plan account, which will be accomplished by selling (redeeming), at any time, some or all of the account’s shares, subject to a penalty if applicable.

When you place an order for a withdrawal from your InvestEd Plan account, that order will be treated as an order to sell shares, and the shares will be sold at the next NAV calculated, subject to any applicable CDSC and/or redemption fee, after your order, in proper form, is received and accepted. Proper form includes receipt by your financial advisor or IFDI of a completed InvestEd Plan Withdrawal Form. Withdrawals will be classified as either Qualified or Non-Qualified for Federal, state and local income tax purposes.

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Generally, each withdrawal from an InvestEd Plan account comprises two pro rata components: (1) a return of principal and (2) earnings. The return of principal portion of any withdrawal, whether Qualified or Non-Qualified, is not taxable. As explained in more detail below, the earnings portion of a withdrawal may be subject to taxation, and possibly penalties, depending on whether a withdrawal is Qualified or Non-Qualified. The Account Owner is responsible for determining whether a withdrawal is Qualified or Non-Qualified and whether a penalty applies.

Qualified Withdrawals. A Qualified withdrawal is a withdrawal used for Qualified Higher Education Expenses, which may include tuition, fees, books, supplies and equipment required for the enrollment or attendance of a Designated Beneficiary at an eligible educational institution, and, beginning with school years 2009 and 2010, for computer technology, equipment or Internet access and related services to be used by the beneficiary and the beneficiary’s family during any of the years the beneficiary is enrolled at an eligible educational institution, and/or qualified room and board expenses for students who attend an eligible educational institution at least half-time.

At the request of the Account Owner, the Qualified withdrawal of proceeds may be made payable to an eligible educational institution on behalf of the Designated Beneficiary.

Non-Qualified Withdrawals. A Non-Qualified withdrawal is a withdrawal that is not used for Qualified Higher Education Expenses, as defined above. Non-Qualified withdrawals are generally subject to income taxes and penalties, if applicable, on the earnings portion of the withdrawal, as described below. Penalty-free withdrawals may be made in the event the Designated Beneficiary receives a scholarship (not to exceed the amount of the scholarship award), dies or becomes permanently disabled, although the earnings portion of the withdrawal will be subject to tax.

If you choose to withdraw the money you have accumulated in your InvestEd Plan account for non-qualified expenses, taxes and penalties will apply. The earnings portion of the Non-Qualified withdrawal generally will be subject to income tax at the tax rate of the person for whose benefit the withdrawal is made. In addition, the earnings portion of any Non-Qualified withdrawals will also be subject to a Federal tax penalty in the form of an additional 10% tax on the earnings portion of the non-qualified withdrawal.

Currently, when shares are redeemed in a Qualified withdrawal, the withdrawals are Federal income tax-free (such withdrawals may still be subject to state and/or local taxes). Please consult your tax advisor regarding the current tax consequences of withdrawals from your InvestEd Plan account. The Account Owner or the Designated Beneficiary is responsible for retaining the appropriate documentation for the tax treatment of Qualified Withdrawals. The Account Owner or the Designated Beneficiary is responsible for determining whether a withdrawal is Non-Qualified, making the appropriate filings with the IRS and paying the 10% federal tax penalty on earnings.

By mail: Complete an Account Service Request or Retirement Plan Distribution/Withdrawal form, available from your financial advisor, or write a letter of instruction with:

■	the name on the account registration

■	the Fund’s name

■	the account number

■	the dollar amount or number, and the class, of shares to be redeemed

■	any other applicable special requirements listed in the table below

Deliver the form or your letter to:

Ivy Client Services

c/o WI Services Company

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

For InvestEd Plan accounts only:

Waddell & Reed, Inc.

P.O. Box 29217

Shawnee Mission, Kansas

66201-9217

Unless otherwise instructed, a check will be sent to the address on the account. For your protection, the address of record must not have been changed within 30 days prior to your redemption request.

By telephone or internet: If you have completed an Express Transaction Authorization Form (separately or within your new account application) you may redeem your shares by telephone or internet as set forth below. You may request to receive payment of your redemption proceeds via direct ACH or via wire (wire redemptions of Ivy Money Market Fund require a $1,000 minimum redemption). A fee of $10 per transaction will be charged for wire redemptions on all classes except Class I and Y. To redeem your Class A, Class B or Class C shares, call 800.777.6472, fax your request to 800.532.2749, or place your redemption order at www.ivyfunds.com, and give your instructions to redeem your shares via ACH or via wire, as applicable. To redeem your Class I and Y shares, submit a written request or fax your request to 800.532.2784, and give your instructions to redeem your shares via ACH or via wire, as applicable. You may also request a redemption by check to the address on the account (provided the address has not been changed within the last 30 days). For your protection, banking information must be established on your

190	Prospectus

account for a minimum of 30 days before either a wire redemption or ACH redemption will be processed. Requests by internet can only be accepted for amounts up to $50,000 per Fund per day.

To sell Class A shares of Ivy Money Market Fund and Ivy Limited-Term Bond Fund by check: If you have elected this method in your application or by subsequent authorization, the Fund will provide you with checks drawn on UMB Bank, n.a. You may make these checks payable to the order of any payee in any amount of $250 or more. If you sell Class A shares of Ivy Limited-Term Bond Fund by check, you may experience tax implications.

When you place an order to sell shares or when you make a withdrawal from your InvestEd Plan account by placing an order to sell shares, your shares will be sold at the NAV next calculated, subject to any applicable CDSC and/or redemption fee, after receipt of a request for redemption in good order by Ivy Client Services (on behalf of WISC) or other authorized Fund agent as described above. Note the following:

■	If more than one person owns the shares, each owner must sign the written request.

■

If you recently purchased the shares by check or ACH, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.

■

Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC. In addition, Ivy Money Market Fund may suspend redemptions during any period in which there are emergency conditions, including circumstances when the Board has determined it is appropriate to liquidate Ivy Money Market Fund, as provided in the 1940 Act and the rules and regulations thereunder.

■

Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Board determines that conditions exist making cash payments undesirable. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

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If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. For firms that perform account transactions systematically through the NSCC, the Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order in proper form. Your order will receive the NAV of the redeemed class, subject to any applicable CDSC and/or redemption fee, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day on which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you should generally receive the offering price next calculated on the following business day. If the firm does not perform account transactions systematically through the NSCC and has not entered into an agreement permitting it to aggregate orders it receives prior to 4:00 p.m. Eastern time and transmit such orders to the Fund on or before the following business day, you will receive the NAV next calculated after the order has been received in proper form by the Fund. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day’s price.

■

Broker-dealers that perform account transactions for their clients through the NSCC are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

Special Requirements for Selling Shares
Account Type	Special Requirements
Individual or Joint Tenant	The written instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person (for example, employer, plan administrator, or trustee).
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee’s name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

■	a redemption request made by a corporation, partnership or fiduciary

■	a redemption request made by someone other than the owner of record

■	the check is made payable to someone other than the owner of record

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■	a check redemption request if the address on the account has been changed within the last 30 calendar days

This requirement is to protect you and the Funds from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

Each Fund reserves the right to redeem at NAV all of your Fund shares in your account if the aggregate NAV of those shares is less than $500, or less than $250 for Ivy Money Market Fund. The Fund will give you notice and 60 calendar days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in that Fund to $500 or $250 for Ivy Money Market Fund. These redemptions will not be subject to a CDSC. Ivy Money Market Fund may charge a fee of $1.75 per month on all accounts with an aggregate NAV of less than $250, except for retirement plan accounts. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $500 (or $250 for Ivy Money Market Fund) due to changes in the market.

You may reinvest, without a sales charge, all or part of the amount of Class A or Class E shares of a Fund you redeemed by sending to the applicable Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within 60 calendar days after the date of your redemption, and the reinvestment must be made into the same Fund, account, and class of shares from which it was redeemed. The reinvestment into Class E shares will be treated as a new contribution. You may do this only once each calendar year with Class A and/or Class E shares of a Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders.

The CDSC, if applicable, will not apply to the proceeds of Class A (as applicable), Class B, Class C or Class E shares of a Fund which are redeemed and then reinvested in shares of the same class of the Fund within 60 calendar days after such redemption. IFDI will, with your reinvestment, instruct WISC, the Funds’ transfer agent, to cancel the CDSC attributable to the amount reinvested. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once each calendar year as to Class A shares of a Fund, once each calendar year as to Class B shares of a Fund, once each calendar year as to Class C shares of a Fund and once each calendar year as to Class E shares of a Fund. The reinvestment must be made into the same Fund, account, and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WISC, the Funds’ transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WISC fails to do so, WISC may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

If you are investing through certain third-party broker dealers, please contact your plan administrator or other record keeper for information about your account.

If you have established an account that is maintained on our shareholder servicing system, we provide a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 800.777.6472, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. The Client Services Representative can help you:

■	obtain information about your accounts

■	obtain price information about other funds in the Ivy Family of Funds

■	obtain a Fund’s current prospectus, SAI, annual report or other information about each Fund

■	request duplicate statements

■	transact certain account activity, including exchange privileges and redemption of shares

At almost any time of the day or night, you may access your account information from a touch-tone phone through our automated customer telephone service, provided your account is maintained on our shareholder servicing system; otherwise, you should contact the broker-dealer through which you purchased your Fund shares.

Internet Service

Our web site, www.ivyfunds.com, is also available. If you do not currently have an account established that is maintained on our shareholder servicing system, you may use the web site to obtain information about the Funds, including accessing a Fund’s current prospectus, SAI, annual report or other information. If you have an account set up that is maintained on our shareholder servicing system, you may also use the web site to obtain information about your account, and to transact certain account activity, including exchange privileges and redemption of shares for certain share classes, if you have established Express Transactions for your account.

192	Prospectus

Reports

Statements and reports sent to you include the following:

■

confirmation statements (after every purchase (other than those purchases made through Automatic Investment Service), after every exchange (other than rebalance-related exchange transactions for SPA and MAP products) and after every transfer or redemption)

■	quarter-to-date statements (quarterly)

■	year-to-date statements (after the end of the fourth calendar quarter)

■	annual and semiannual reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of a Fund’s most recent prospectus and/or summary prospectus and annual and semiannual reports to shareholders may be mailed to shareholders having the same last name and address in the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies of the documents. You may also visit www.ivyfunds.com to view and/or download these documents, as well as other information about each Fund.

You may now elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to the “Individual Investors Login” feature available via www.ivyfunds.com.

EXCHANGE PRIVILEGES

Except as otherwise noted, you may sell (redeem) your shares and buy shares of the same class of another Fund in the Ivy Family of Funds without the payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares, or certain Class A shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. However, exchanges of Class A shares from Ivy Money Market Fund are subject to any sales charge applicable to the Fund being exchanged into, unless the Ivy Money Market shares were previously acquired by an exchange from Class A shares of another Ivy fund for which a sales charge was paid (or represent reinvestment of dividends and other distributions paid on such shares). You may sell your Class I or Class Y shares of any of the Funds and buy Class I or Class Y shares, respectively, of another Fund or Class A shares of Ivy Money Market Fund.

For clients of Waddell & Reed and Legend, these same exchange privileges for Class A, Class B and Class C shares also apply to the corresponding classes of shares of funds within the Waddell & Reed Advisors Family of Funds. Shareholders of Class I shares may exchange their shares for Class Y shares of funds within the Waddell & Reed Advisors Family of Funds. Shareholders of Ivy Class Y shares may not exchange those shares for shares of any class of funds within the Waddell & Reed Advisors Family of Funds.

Class B and Class C shares of Ivy Money Market Fund are not available for direct investment. Therefore, you may utilize Class A shares of Ivy Money Market Fund for your Funds Plus Service into any other class of a non-money market Fund. Please see the SAI for additional information.

Except as otherwise noted, you may sell your Class E shares and buy Class E shares of another Fund in the Ivy Family of Funds that offers Class E shares without the payment of an additional sales charge. For Class E shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. However, exchanges of Class E shares from Ivy Money Market Fund are subject to any sales charge applicable to the Fund being exchanged into unless the Ivy Money Market Fund shares were previously acquired by an exchange from Class E shares of another Fund in the Ivy Family of Funds for which a sales charge was paid (or represent reinvestment of dividends and distributions paid on such shares).

Except as otherwise noted, you may sell your Class R shares of any of the Funds and buy Class R shares of another Fund in the Ivy Family of Funds that offers Class R shares. Contact your plan administrator or record keeper for information about exchanging your shares.

You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each fund within the Ivy Family of Funds may only be sold within the United States, the Commonwealth of Puerto Rico and the U. S. Virgin Islands. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a Fund, read its prospectus.

Important Exchange Information

■

You must exchange into the same share class you currently own (except that you may exchange Class Y and Class I shares of any of the Funds for Class A shares of Ivy Money Market Fund, and in certain situations you may exchange Class A shares of Ivy Money Market Fund for Class B or Class C shares of any of the other Funds).

■	Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

How to Exchange

Please note the InvestEd Plan accounts may have special restrictions on exchanges.

If you are investing through certain third-party broker dealers, contact your plan administrator or other record keeper for information about how to exchange.

If you have an account set up that is maintained on our shareholder servicing system, the following applies:

By mail: Send your written exchange request to Ivy Client Services at the address listed under “Selling Shares.”

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By telephone: Call Ivy Client Services at 800.777.6472 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. For the protection of Fund shareholders, the transfer agent for the Funds employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine.

By internet: You will be allowed to exchange by internet if (1) you have established the internet trading option; and (2) you can provide proper identification information.

If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third party record keeper to exchange shares of the Funds.

Converting Shares

Self-directed Conversions: If you hold Class A or Class Y shares and are eligible to purchase Class I shares, as described above in the section entitled “Class I shares,” you may be eligible to convert your Class A or Class Y shares to Class I shares of the same Fund, subject to the discretion of IFDI to permit or reject such a conversion. Please contact Ivy Client Services directly to request a conversion.

A conversion between share classes of the same Fund is a non-taxable event.

If you convert from one class of shares to another, the transaction will be based on the respective NAV per share of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAVs per share. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

Market Timing Policy

The Funds are intended for long-term investment purposes. The Funds will take steps to seek to deter frequent purchases and /or redemptions in Fund shares (market timing activities). Market timing activities in any class of shares of the Funds, especially those involving large dollar amounts, may disrupt portfolio investment management and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Market timing activities may also increase the expenses of WISC and/or IFDI, thereby indirectly affecting the Fund’s shareholders.

Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund, such as Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Growth Fund, Ivy International Balanced Fund, Ivy International Core Equity Fund and Ivy Pacific Opportunities Fund, invests a significant portion of its assets in foreign securities, the Fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Fund that invests a significant portion of its assets in small cap companies, such as Ivy Small Cap Growth Fund, Ivy Small Cap Value Fund or Ivy Micro Cap Growth Fund, or municipal obligations such as Ivy Municipal Bond Fund or Ivy Municipal High Income Fund, or that invests a significant portion of its assets in high-yield fixed income securities, such as Ivy High Income Fund.

To discourage market timing activities by investors, the Board has adopted a market timing policy and has approved the procedures of the Funds’ transfer agent, WISC, for implementing this policy. WISC’s procedures reflect the criteria that it has developed for purposes of identifying trading activity in Fund shares that may be indicative of market timing activities and outline how WISC will monitor transactions in Fund shares. In its monitoring of trading activity in Fund shares, on a periodic basis, WISC typically reviews Fund share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period. In its attempt to identify market timing activities, WISC considers many factors, including (but not limited to) the frequency, size and/or timing of the investor’s transactions in Fund shares.

As an additional step, WISC reviews Fund redemption activity in relation to average assets and purchases within the period. If WISC identifies what it believes to be market timing activities in an account held directly on a Fund’s records that has not previously exceeded WISC’s thresholds, WISC will suspend exchange privileges by refusing to accept additional purchases in the account for a pre-determined period of time. If a shareholder exceeds WISC’s thresholds a second time within a twelve (12) month period, exchange privileges will be suspended indefinitely for all accounts owned by the shareholder whose account exceeded the pre-determined thresholds. For trading in Fund shares held in omnibus accounts, WISC will, if possible, place a trading block at a taxpayer identification number level or, if that cannot be accomplished, will contact the associated financial intermediary and request that the intermediary implement trading restrictions. In exercising any of the foregoing rights, WISC will consider the trading history of accounts under common ownership or control within any of Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and/or the Ivy Family of Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a single investor and may be rejected in whole or in part. Transactions placed in violation of a Fund’s market timing policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

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In addition, IFDI and/or its affiliate, Waddell & Reed, Inc. (collectively, “W&R”), have entered into agreements with third-party financial intermediaries that purchase and hold Fund shares on behalf of shareholders through omnibus accounts. In general, these agreements obligate the financial intermediary: (1) upon request by W&R, to provide information regarding the shareholders for whom the intermediary holds shares and these shareholders’ Fund share transactions; and (2) to restrict or prohibit further purchases of Fund shares through the financial intermediary’s account by any shareholder identified by W&R as having engaged in Fund share transactions that violate a Fund’s market timing policy. W&R’s procedures seek to monitor transactions in omnibus accounts so that W&R may make such further inquiries and take such other actions as it determines appropriate or necessary to enforce the Funds’ market timing policy with respect to shareholders trading through omnibus accounts held by third-party intermediaries.

A Fund seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Funds, IFDI and WISC make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries because the intermediary maintains the underlying shareholder account. In an attempt to detect and deter excessive trading in omnibus accounts, the Funds, IFDI or WISC may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries (including prohibiting further transactions by such accounts), may require the intermediaries to provide certain information to the Funds regarding shareholders who hold shares through such accounts or may close the omnibus account. The Funds’ ability to impose restrictions for accounts traded through particular intermediaries may vary depending upon systems capabilities, applicable contractual restrictions, and cooperation of those intermediaries. There can be no assurance that the Funds will be able to identify or eliminate all market timing activities, and the Funds may not be able to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.

A financial intermediary through which an investor may purchase shares of a Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Funds’ consent or direction to undertake those efforts. In other cases, the Funds may elect to allow the intermediary to apply its own policies with respect to frequent trading in lieu of seeking to apply the Funds’ policies to shareholders investing in the Funds through such intermediary, based upon the Funds’ conclusion that the intermediary’s policies sufficiently protect shareholders of the Funds. In either case, the Funds may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Funds and discussed in this Prospectus. If an investor purchases a Fund’s shares through a financial intermediary, that investor should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to that account.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WISC processes, there can be no assurance that the Fund’s and WISC’s policies and procedures will identify all trades or trading practices that may be considered market timing activity. WISC may modify its procedures for implementing the Funds’ market timing policy and/or its monitoring criteria at any time without prior notice. The Fund, WISC and/or IFDI shall not be liable for any loss resulting from rejected purchase orders or exchanges.

The Class E shares of the Funds are intended for long-term investment purposes to save for post-secondary education. Because Class E shares are an investment vehicle for your InvestEd Plan, investor-initiated exchanges among the Funds are limited by the terms of your InvestEd Plan. In addition, tax regulations impose penalties on redemptions of Class E shares that are Non-Qualified Withdrawals. As a result, it is unlikely that investments in Class E shares would be used to engage in market-timing activity. While IFDI and WISC recognize that investments in Class E shares do not likely present the same opportunity for market-timing activity that may be present for other share classes, WISC monitors for such activity, as described above.

A Fund’s market timing policy, in conjunction with the use of fair value pricing and application of the redemption fee, is intended to reduce a shareholder’s ability to engage in market timing activities, although there can be no assurance that a Fund will eliminate market timing activities.

Redemption Fee/Exchange Fee

To further discourage the use of the Funds as a vehicle for excessive short-term trading, each of the international funds will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your shares of that Fund after holding the shares fewer than 30 calendar days. Each of the non-international funds (except for Ivy Money Market Fund) will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your shares of that Fund after holding the shares fewer than five calendar days. If you bought your shares on different days, the “first-in, first out” (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Fund.

A Fund’s redemption fee will not be assessed against:

1.	omnibus accounts and retirement plan accounts where the omnibus account holder or the retirement plan administrator does not have the capability to impose a redemption fee on its underlying customers’ accounts; and intermediaries that do not have sufficient information to impose a redemption fee on their customers’ accounts

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2.	(i) premature distributions from retirement accounts due to the disability of the participant; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund; (iv) redemptions during the initial 90 calendar days of a retirement plan participant’s defaulted investment in a Fund that constitutes a qualified default investment alternative (QDIA) under the Department of Labor regulations; (v) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (vi) reinvested distributions (dividends and capital gains)

3.	shareholder accounts participating in SPA, MAP and/or Strategic Asset Management (SAM) advisory services that may periodically rebalance mutual fund holdings at regular intervals or in response to prevailing economic, political and/or financial conditions, as determined by the investment adviser for the advisory service.

4.	shareholder accounts participating in certain other asset allocation programs in which the sponsoring institution has agreed to monitor for frequent trading activity and, when operationally possible, to assess applicable redemption fees on the Fund’s behalf.

5.	redemptions of shares purchased through the Automatic Investment Service (AIS)

6.	redemptions made through a Systematic Withdrawal Plan

7.	redemptions of shares purchased through the Funds Plus Service

Additionally, a Fund’s redemption fee will not be assessed for any transaction (redemption or exchange) of less than $5,000 (that correspondingly would result in an assessment of a redemption fee less than $100.00).

Each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Certain intermediaries have agreed to charge a Fund’s redemption fee on their customers’ accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund’s criteria. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may differ in some respects from the Fund’s method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

Automatic Transactions for Class A, Class B, Class C and Class E Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Systematic Withdrawal Plan lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account. Please see the SAI for additional information.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account
	Minimum Amount	Frequency
	$25 (per Fund)	Monthly
Funds Plus Service
To move money from Ivy Money Market Fund Class A to a Fund whether in the same or a different class
	Minimum Amount	Frequency
	$100 (per Fund)	Monthly
To move money from a non-InvestEd Ivy Money Market Fund to a Fund whether in the same or a different class within an InvestEd Plan
	Minimum Amount	Frequency
	$100 (per Fund)	Monthly

DISTRIBUTIONS AND TAXES

Distributions

Each Fund distributes substantially all of its net investment income and net realized capital gains to its shareholders each year.

Usually, a Fund distributes net investment income at the following times:

Annually in December: Ivy Capital Appreciation Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Energy Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Core Equity Fund, Ivy International Growth Fund, Ivy Large Cap

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Growth Fund, Ivy Managed European/Pacific Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Pacific Opportunities Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund and Ivy Tax-Managed Equity Fund

Quarterly in March, June, September and December: Ivy Asset Strategy Fund, Ivy Asset Strategy New Opportunities Fund, Ivy Balanced Fund, Ivy Dividend Opportunities Fund, Ivy International Balanced Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund

Declared daily and paid monthly: Ivy Bond Fund, Ivy High Income Fund, Ivy Limited-Term Bond Fund, Ivy Money Market Fund, Ivy Municipal Bond Fund and Ivy Municipal High Income Fund

Declared monthly and paid monthly: Ivy Global Bond Fund

Net realized capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December.

Dividends that are declared for a particular day are paid to shareholders of record on the prior business day. However, dividends that are declared for Saturday and Sunday are paid to shareholders of record on the preceding Thursday.

Ordinarily, shares are eligible to earn dividends starting on the day after they are issued and through the day they are redeemed.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:

1.	Share Payment Option. Your dividends, capital gain and other distributions with respect to a Class of the Fund will be automatically paid in additional shares of that Class. If you do not indicate a choice on your application, you will be assigned this option.

2.	Cash Option. You will be sent a check for your dividends, capital gain and other distributions if the total distribution is at least five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the distributing Class.

For retirement accounts and accounts participating in MAP or SPA, all distributions are automatically paid in additional shares. As well, all distributions in respect of Class E shares are also automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. You may be subject to tax to the extent a Fund makes actual or deemed distributions of net income and realized gains to you, except that distributions by Ivy Municipal Bond Fund and Ivy Municipal High Income Fund (each, a Municipal Fund) that are designated as “exempt-interest dividends” generally may be excluded by you from your gross income for Federal income tax purposes. Dividends from a Fund’s investment company taxable income (which includes taxable net investment income, the excess of net short-term capital gain over net long-term capital loss and, for certain Funds, net gains and losses from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares, except to the extent those dividends are attributable to “qualified dividend income” the Fund earned (which are unlikely to be significant). Distributions of a Fund’s net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gain generally is taxed at a maximum rate of 15% for noncorporate shareholders.

Exempt-interest dividends paid by a Municipal Fund may be subject to state and local income taxes. In addition, a portion of those dividends is expected to be attributable to interest on certain bonds (PABs) that you must treat as a Tax Preference Item; each Municipal Fund anticipates that, for the coming year, such interest will not account for more than 40% of the dividends it will pay to its shareholders. Your Municipal Fund will provide you with information after the end of each calendar year concerning the amount of distributions that you must treat as a Tax Preference Item. Shareholders who may be subject to the AMT should consult with their tax advisers concerning investment in a Municipal Fund.

Entities or other persons who are substantial users (or persons related to substantial users) of facilities financed by PABs should consult their tax advisers before purchasing shares of a Municipal Fund because, for users of certain of these facilities, the interest on PABs is not exempt from Federal income tax. For these purposes, the term “substantial user” is defined generally to include a non-exempt person who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.

For noncorporate taxable shareholders, each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). If you realize gain on a redemption of a Municipal Fund’s shares, the entire gain will be taxable even though a portion of the gain may represent tax-exempt municipal bond interest the Fund earned or accrued but had not yet been declared and paid out as a dividend. If the redemption is not made until after the record date for the distribution attributable to that interest, however, you will receive it as an exempt-interest dividend rather than as part of a taxable gain.

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An exchange of Fund shares for shares of any other fund within the Ivy Family of Funds, Waddell & Reed Advisors Funds, or Waddell & Reed InvestEd Portfolios generally will have similar tax consequences. However, special rules apply when you dispose of a Fund’s Class A shares through a redemption or exchange within 90 calendar days after your purchase of those shares and then reacquire Class A shares of that Fund or acquire Class A shares of another fund within the Ivy Family of Funds, Waddell & Reed Advisors Funds, or Waddell & Reed InvestEd Portfolios without paying a sales charge due to the 60-day reinvestment privilege or exchange privilege. See “Your Account — Selling Shares.” In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when you acquired those shares, and that amount will increase the adjusted basis in the shares you subsequently acquire. In addition, if you purchase shares of a Fund within 30 calendar days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis in the newly purchased shares.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Municipal Fund (if it distributes exempt-interest dividends during the shareholder’s taxable year) will not be deductible for Federal income tax purposes. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal bonds. If such a proposal were enacted, the availability of municipal bonds for investment by a Municipal Fund and the value of its portfolio would be affected. In that event, that Fund may decide to reevaluate its investment goal and policies.

Withholding. Each Fund must withhold 28% of all taxable dividends, and, except in the case of Ivy Money Market Fund, capital gain distributions and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate is also required from taxable dividends and, except in the case of Ivy Money Market Fund, capital gain distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

State and local income taxes. The portion of the dividends a Fund pays that is attributable to interest earned on U.S. government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions paid by the Funds.

The foregoing is only a summary of some of the important tax considerations generally affecting each Fund and its shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Class E shares

In general, your investment in Class E shares of a Fund is part of the Program. The Program has received a ruling from the Internal Revenue Service stating that, in general, the Program qualifies under Section 529 of the Code so that earnings on Program investments are not subject to Federal income tax (with respect to either a contributor to the Program or a Designated Beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay the “qualified higher education expenses” of your Designated Beneficiary are tax-free for Federal income tax purposes. State and local taxes may still apply.

Withdrawals of earnings that are not used for the Designated Beneficiary’s qualified higher education expenses generally are subject not only to Federal income tax but also to a Federal penalty in the form of an additional 10% tax on the earnings portion of any non-qualified withdrawal (unless such amounts are transferred within sixty (60) days to another qualified tuition program for the same Designated Beneficiary as under the Program). Withdrawals attributable to contributions to the Program (including the portion of any rollover from another state’s qualified tuition plan that is attributable to contributions to that plan) are not subject to tax.

In general, Qualified Higher Education Expenses include the costs of tuition, fees, books, supplies and equipment for the Designated Beneficiary’s attendance at an “eligible educational institution” as well as qualified room and board if the Designated Beneficiary attends such institution at least half-time. The terms “qualified higher education expenses,” “Designated Beneficiary,” and “eligible educational institution” are as defined in the Code and as described in the Program Overview.

The foregoing is only a brief summary of some of the important Federal income tax considerations relating to investments in the Fund under the Program; you will find more information in the SAI and the Program Overview. You are urged to consult your own tax advisor for information about the state and local tax consequences of, and the impact of your personal financial situation on, an investment in your InvestEd Plan. In addition, please note that if you are a resident of a state other than Arizona, there may be state tax benefits available to you from an investment in a 529 Plan offered by your state.

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Financial Highlights

The following information is to help you understand the financial performance of each of the classes of each Fund for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and other distributions. This information has been audited by Deloitte & Touche LLP, whose Reports of Independent Registered Public Accounting Firm, along with each Fund’s financial statements and financial highlights for the fiscal year ended March 31, 2010, are included in the Funds’ Annual Reports to Shareholders which are incorporated by reference into the SAI. The annual reports contain additional performance information and will be made available upon request and without charge.

Ivy Asset Strategy New Opportunities Fund did not exist as of March 31, 2010 and therefore is not included below.

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IVY ASSET STRATEGY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Distributions from Return of Capital
Class A Shares
Fiscal year ended 3-31-2010	$18.69	$0.16	(2)	$3.66	(2)	$3.82	$(0.09)	$—	$—
Fiscal year ended 3-31-2009	27.06	0.24	(2)	(6.18	)(2)	(5.94)	(0.04)	(2.38)	(0.01)
Fiscal year ended 3-31-2008	20.65	0.21	(2)	6.61	(2)	6.82	(0.21)	(0.20)	—
Fiscal year ended 3-31-2007	18.76	0.25	(2)	1.81	(2)	2.06	(0.02)	(0.15)	—
Fiscal year ended 3-31-2006	14.21	0.05		4.68		4.73	(0.04)	(0.14)	—
Class B Shares
Fiscal year ended 3-31-2010	18.23	(0.01	)(2)	3.55	(2)	3.54	—	—	—
Fiscal year ended 3-31-2009	26.57	0.05	(2)	(6.05	)(2)	(6.00)	—	(2.33)	(0.01)
Fiscal year ended 3-31-2008	20.22	(0.02	)(2)	6.50	(2)	6.48	—	(0.13)	—
Fiscal year ended 3-31-2007	18.50	0.08		1.79		1.87	—	(0.15)	—
Fiscal year ended 3-31-2006	14.11	0.01		4.52		4.53	— *	(0.14)	—
Class C Shares
Fiscal year ended 3-31-2010	18.30	0.01	(2)	3.56	(2)	3.57	—	—	—
Fiscal year ended 3-31-2009	26.64	0.06	(2)	(6.05	)(2)	(5.99)	—	(2.34)	(0.01)
Fiscal year ended 3-31-2008	20.27	(0.01	)(2)	6.53	(2)	6.52	—	(0.15)	—
Fiscal year ended 3-31-2007	18.54	0.07		1.81		1.88	—	(0.15)	—
Fiscal year ended 3-31-2006	14.12	0.01		4.56		4.57	(0.01)	(0.14)	—
Class E Shares
Fiscal year ended 3-31-2010	18.74	0.17	(2)	3.66	(2)	3.83	(0.10)	—	—
Fiscal year ended 3-31-2009	27.05	0.24	(2)	(6.19	)(2)	(5.95)	—	(2.35)	(0.01)
Fiscal year ended 3-31-2008(4)	20.69	0.05	(2)	6.57	(2)	6.62	(0.11)	(0.15)	—
Class I Shares
Fiscal year ended 3-31-2010	18.81	0.17	(2)	3.73	(2)	3.90	(0.13)	—	—
Fiscal year ended 3-31-2009	27.17	0.31	(2)	(6.23	)(2)	(5.92)	(0.05)	(2.38)	(0.01)
Fiscal year ended 3-31-2008(4)	20.71	0.34	(2)	6.56	(2)	6.90	(0.24)	(0.20)	—
Class R Shares
Fiscal year ended 3-31-2010	18.65	0.03	(2)	3.72	(2)	3.75	(0.05)	—	—
Fiscal year ended 3-31-2009(7)	26.74	0.05		(5.73)		(5.68)	(0.02)	(2.38)	(0.01)
Class Y Shares
Fiscal year ended 3-31-2010	18.72	0.21	(2)	3.63	(2)	3.84	(0.10)	—	—
Fiscal year ended 3-31-2009	27.08	0.24	(2)	(6.18	)(2)	(5.94)	(0.03)	(2.38)	(0.01)
Fiscal year ended 3-31-2008	20.67	0.18	(2)	6.62	(2)	6.80	(0.19)	(0.20)	—
Fiscal year ended 3-31-2007	18.78	0.26	(2)	1.80	(2)	2.06	(0.02)	(0.15)	—
Fiscal year ended 3-31-2006	14.22	0.05		4.69		4.74	(0.04)	(0.14)	—

*	Not shown due to rounding.

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)	For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(5)	Annualized.

(6)	For the fiscal year ended March 31, 2008.

(7)	For the period from July 31, 2008 (commencement of operations of the class) through March 31, 2009.

(8)	For the fiscal year ended March 31, 2009.

200	Prospectus

	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 3-31-2010	$(0.09)	$22.42	20.46	%(3)	$8,765	1.05%		0.79%		—%	—%	96%
Fiscal year ended 3-31-2009	(2.43)	18.69	-21.41	(3)	4,787	1.03		1.05		—	—	279
Fiscal year ended 3-31-2008	(0.41)	27.06	33.19	(3)	5,379	1.00		0.70		—	—	57
Fiscal year ended 3-31-2007	(0.17)	20.65	11.04	(3)	1,118	1.13		1.28		—	—	123
Fiscal year ended 3-31-2006	(0.18)	18.76	33.40	(3)	269	1.28		0.69		—	—	53
Class B Shares
Fiscal year ended 3-31-2010	—	21.77	19.42		550	1.88		-0.03		—	—	96
Fiscal year ended 3-31-2009	(2.34)	18.23	-22.04		330	1.87		0.22		—	—	279
Fiscal year ended 3-31-2008	(0.13)	26.57	32.07		330	1.83		-0.09		—	—	57
Fiscal year ended 3-31-2007	(0.15)	20.22	10.16		119	1.98		0.43		—	—	123
Fiscal year ended 3-31-2006	(0.14)	18.50	32.22		37	2.14		-0.13		—	—	53
Class C Shares
Fiscal year ended 3-31-2010	—	21.87	19.51		7,733	1.80		0.05		—	—	96
Fiscal year ended 3-31-2009	(2.35)	18.30	-21.96		4,644	1.80		0.29		—	—	279
Fiscal year ended 3-31-2008	(0.15)	26.64	32.18		4,854	1.77		-0.07		—	—	57
Fiscal year ended 3-31-2007	(0.15)	20.27	10.19		1,153	1.90		0.52		—	—	123
Fiscal year ended 3-31-2006	(0.15)	18.54	32.45		250	2.01		-0.01		—	—	53
Class E Shares
Fiscal year ended 3-31-2010	(0.10)	22.47	20.45	(3)	32	1.00		0.84		1.56	0.28	96
Fiscal year ended 3-31-2009	(2.36)	18.74	-21.44	(3)	17	0.93		1.24		1.18	0.99	279
Fiscal year ended 3-31-2008(4)	(0.26)	27.05	32.15	(3)	11	1.63	(5)	-0.05	(5)	—	—	57	(6)
Class I Shares
Fiscal year ended 3-31-2010	(0.13)	22.58	20.74		3,973	0.81		0.92		—	—	96
Fiscal year ended 3-31-2009	(2.44)	18.81	-21.20		360	0.79		1.35		—	—	279
Fiscal year ended 3-31-2008(4)	(0.44)	27.17	33.45		104	0.82	(5)	0.84	(5)	—	—	57	(6)
Class R Shares
Fiscal year ended 3-31-2010	(0.05)	22.35	20.12		28	1.33		0.20		—	—	96
Fiscal year ended 3-31-2009(7)	(2.41)	18.65	-20.65		1	1.99	(5)	1.36	(5)	—	—	279	(8)
Class Y Shares
Fiscal year ended 3-31-2010	(0.10)	22.46	20.51		1,024	1.00		0.93		1.11	0.82	96
Fiscal year ended 3-31-2009	(2.42)	18.72	-21.39		1,453	1.03		1.05		1.09	0.99	279
Fiscal year ended 3-31-2008	(0.39)	27.08	33.07		1,573	1.07		0.57		—	—	57
Fiscal year ended 3-31-2007	(0.17)	20.67	11.04		203	1.15		1.30		—	—	123
Fiscal year ended 3-31-2006	(0.18)	18.78	33.46		29	1.22		0.81		—	—	53

Prospectus	201

IVY BALANCED FUND

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 3-31-2010	$13.01	$0.21	(1)	$3.72	(1)	$3.93	$(0.21)	$—	$(0.21)
Fiscal year ended 3-31-2009	16.64	0.16		(3.63)		(3.47)	(0.16)	—	(0.16)
Fiscal year ended 3-31-2008	16.18	0.20		0.97		1.17	(0.20)	(0.51)	(0.71)
Fiscal year ended 3-31-2007	15.22	0.16		0.98		1.14	(0.18)	—	(0.18)
Fiscal year ended 3-31-2006	14.00	0.15		1.21		1.36	(0.14)	—	(0.14)
Class B Shares
Fiscal year ended 3-31-2010	12.97	0.08	(1)	3.71	(1)	3.79	(0.09)	—	(0.09)
Fiscal year ended 3-31-2009	16.60	0.04		(3.64)		(3.60)	(0.03)	—	(0.03)
Fiscal year ended 3-31-2008	16.14	0.04		0.97		1.01	(0.04)	(0.51)	(0.55)
Fiscal year ended 3-31-2007	15.18	0.01		0.98		0.99	(0.03)	—	(0.03)
Fiscal year ended 3-31-2006	13.98	0.00		1.21		1.21	(0.01)	—	(0.01)
Class C Shares
Fiscal year ended 3-31-2010	12.98	0.12	(1)	3.71	(1)	3.83	(0.12)	—	(0.12)
Fiscal year ended 3-31-2009	16.61	0.07	(1)	(3.64	)(1)	(3.57)	(0.06)	—	(0.06)
Fiscal year ended 3-31-2008	16.15	0.07		0.97		1.04	(0.07)	(0.51)	(0.58)
Fiscal year ended 3-31-2007	15.20	0.04		0.97		1.01	(0.06)	—	(0.06)
Fiscal year ended 3-31-2006	13.98	0.03		1.20		1.23	(0.01)	—	(0.01)
Class I Shares
Fiscal year ended 3-31-2010	13.01	0.20	(1)	3.80	(1)	4.00	(0.27)	—	(0.27)
Fiscal year ended 3-31-2009	16.65	0.09		(3.52)		(3.43)	(0.21)	—	(0.21)
Fiscal year ended 3-31-2008(3)	16.21	0.26		0.95		1.21	(0.26)	(0.51)	(0.77)
Class Y Shares
Fiscal year ended 3-31-2010	13.01	0.24	(1)	3.71	(1)	3.95	(0.23)	—	(0.23)
Fiscal year ended 3-31-2009	16.64	0.19		(3.65)		(3.46)	(0.17)	—	(0.17)
Fiscal year ended 3-31-2008	16.18	0.22		0.97		1.19	(0.22)	(0.51)	(0.73)
Fiscal year ended 3-31-2007	15.22	0.18		0.98		1.16	(0.20)	—	(0.20)
Fiscal year ended 3-31-2006	14.00	0.17		1.21		1.38	(0.16)	—	(0.16)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(3)	For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(4)	Annualized.

(5)	For the fiscal year ended March 31, 2008.

202	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
Class A Shares
Fiscal year ended 3-31-2010	$16.73	30.35	%(2)	$81		1.37%		1.38%		57%
Fiscal year ended 3-31-2009	13.01	-20.98	(2)	68		1.36		1.12		57
Fiscal year ended 3-31-2008	16.64	7.05	(2)	63		1.38		1.16		9
Fiscal year ended 3-31-2007	16.18	7.53	(2)	59		1.39		1.03		23
Fiscal year ended 3-31-2006	15.22	9.71	(2)	57		1.42		1.00		49
Class B Shares
Fiscal year ended 3-31-2010	16.67	29.26		7		2.20		0.53		57
Fiscal year ended 3-31-2009	12.97	-21.73		4		2.28		0.22		57
Fiscal year ended 3-31-2008	16.60	6.08		3		2.30		0.24		9
Fiscal year ended 3-31-2007	16.14	6.49		3		2.39		0.03		23
Fiscal year ended 3-31-2006	15.18	8.62		2		2.41		0.01		49
Class C Shares
Fiscal year ended 3-31-2010	16.69	29.59		42		1.99		0.78		57
Fiscal year ended 3-31-2009	12.98	-21.53		49		1.96		0.49		57
Fiscal year ended 3-31-2008	16.61	6.27		4		2.11		0.42		9
Fiscal year ended 3-31-2007	16.15	6.67		3		2.16		0.27		23
Fiscal year ended 3-31-2006	15.20	8.80		2		2.25		0.21		49
Class I Shares
Fiscal year ended 3-31-2010	16.74	30.93		2		1.00		1.67		57
Fiscal year ended 3-31-2009	13.01	-20.72		—	*	0.99		1.34		57
Fiscal year ended 3-31-2008(3)	16.65	7.25		—	*	1.04	(4)	1.51	(4)	9	(5)
Class Y Shares
Fiscal year ended 3-31-2010	16.73	30.51		40		1.24		1.52		57
Fiscal year ended 3-31-2009	13.01	-20.89		38		1.24		1.26		57
Fiscal year ended 3-31-2008	16.64	7.16		27		1.28		1.27		9
Fiscal year ended 3-31-2007	16.18	7.67		28		1.26		1.16		23
Fiscal year ended 3-31-2006	15.22	9.89		38		1.26		1.15		49

Prospectus	203

IVY BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 3-31-2010	$8.76	$0.33	(2)	$1.07	(2)	$1.40	$(0.34)	$—	$(0.34)
Fiscal year ended 3-31-2009	9.84	0.36		(1.06)		(0.70)	(0.38)	—	(0.38)
Fiscal year ended 3-31-2008	10.46	0.47		(0.62)		(0.15)	(0.47)	—	(0.47)
Fiscal year ended 3-31-2007	10.28	0.46		0.18		0.64	(0.46)	—	(0.46)
Fiscal year ended 3-31-2006	10.52	0.42		(0.24)		0.18	(0.42)	—	(0.42)
Class B Shares
Fiscal year ended 3-31-2010	8.76	0.22	(2)	1.07	(2)	1.29	(0.23)	—	(0.23)
Fiscal year ended 3-31-2009	9.84	0.24		(1.06)		(0.82)	(0.26)	—	(0.26)
Fiscal year ended 3-31-2008	10.46	0.36		(0.62)		(0.26)	(0.36)	—	(0.36)
Fiscal year ended 3-31-2007	10.28	0.34		0.18		0.52	(0.34)	—	(0.34)
Fiscal year ended 3-31-2006	10.52	0.30		(0.24)		0.06	(0.30)	—	(0.30)
Class C Shares
Fiscal year ended 3-31-2010	8.76	0.28	(2)	1.06	(2)	1.34	(0.28)	—	(0.28)
Fiscal year ended 3-31-2009	9.84	0.27	(2)	(1.05	)(2)	(0.78)	(0.30)	—	(0.30)
Fiscal year ended 3-31-2008	10.46	0.39		(0.62)		(0.23)	(0.39)	—	(0.39)
Fiscal year ended 3-31-2007	10.28	0.37		0.18		0.55	(0.37)	—	(0.37)
Fiscal year ended 3-31-2006	10.52	0.31		(0.24)		0.07	(0.31)	—	(0.31)
Class E Shares
Fiscal year ended 3-31-2010	8.76	0.34	(2)	1.07	(2)	1.41	(0.35)	—	(0.35)
Fiscal year ended 3-31-2009	9.84	0.34		(1.06)		(0.72)	(0.36)	—	(0.36)
Fiscal year ended 3-31-2008(4)	10.46	0.43	(2)	(0.62	)(2)	(0.19)	(0.43)	—	(0.43)
Class I Shares
Fiscal year ended 3-31-2010	8.76	0.38	(2)	1.06	(2)	1.44	(0.38)	—	(0.38)
Fiscal year ended 3-31-2009	9.84	0.39		(1.06)		(0.67)	(0.41)	—	(0.41)
Fiscal year ended 3-31-2008(4)	10.46	0.50	(2)	(0.62	)(2)	(0.12)	(0.50)	—	(0.50)
Class Y Shares
Fiscal year ended 3-31-2010	8.76	0.35	(2)	1.07	(2)	1.42	(0.36)	—	(0.36)
Fiscal year ended 3-31-2009	9.84	0.33	(2)	(1.03	)(2)	(0.70)	(0.38)	—	(0.38)
Fiscal year ended 3-31-2008	10.46	0.46	(2)	(0.62	)(2)	(0.16)	(0.46)	—	(0.46)
Fiscal year ended 3-31-2007	10.28	0.46		0.18		0.64	(0.46)	—	(0.46)
Fiscal year ended 3-31-2006	10.52	0.41		(0.24)		0.17	(0.41)	—	(0.41)

*	Not shown due to rounding.

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)	For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(5)	Annualized.

(6)	For the fiscal year ended March 31, 2008.

204	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 3-31-2010	$9.82	16.27	%(3)	$168		1.21%		3.58%		—%	—%	410%
Fiscal year ended 3-31-2009	8.76	-7.22	(3)	98		1.25		3.89		—	—	441
Fiscal year ended 3-31-2008	9.84	-1.51	(3)	95		1.21		4.57		—	—	75
Fiscal year ended 3-31-2007	10.46	6.40	(3)	64		1.20		4.48		—	—	91
Fiscal year ended 3-31-2006	10.28	1.74	(3)	56		1.23		4.03		—	—	126
Class B Shares
Fiscal year ended 3-31-2010	9.82	14.84		6		2.41		2.36		—	—	410
Fiscal year ended 3-31-2009	8.76	-8.45		3		2.60		2.51		—	—	441
Fiscal year ended 3-31-2008	9.84	-2.59		2		2.31		3.46		—	—	75
Fiscal year ended 3-31-2007	10.46	5.22		2		2.32		3.37		—	—	91
Fiscal year ended 3-31-2006	10.28	0.57		1		2.38		2.90		—	—	126
Class C Shares
Fiscal year ended 3-31-2010	9.82	15.44		19		1.95		2.87		—	—	410
Fiscal year ended 3-31-2009	8.76	-7.99		13		2.06		2.92		—	—	441
Fiscal year ended 3-31-2008	9.84	-2.31		5		2.02		3.76		—	—	75
Fiscal year ended 3-31-2007	10.46	5.48		4		2.06		3.62		—	—	91
Fiscal year ended 3-31-2006	10.28	0.66		2		2.28		3.01		—	—	126
Class E Shares
Fiscal year ended 3-31-2010	9.82	16.30	(3)	2		1.21		3.56		1.68	3.09	410
Fiscal year ended 3-31-2009	8.76	-7.37	(3)	1		1.37		3.73		1.77	3.33	441
Fiscal year ended 3-31-2008(4)	9.84	-1.85	(3)	1		1.59	(5)	4.14	(5)	—	—	75	(6)
Class I Shares
Fiscal year ended 3-31-2010	9.82	16.73		1		0.84		3.84		—	—	410
Fiscal year ended 3-31-2009	8.76	-6.88		—	*	0.88		4.26		—	—	441
Fiscal year ended 3-31-2008(4)	9.84	-1.17		—	*	0.91	(5)	4.87	(5)	—	—	75	(6)
Class Y Shares
Fiscal year ended 3-31-2010	9.82	16.41		6		1.09		3.58		—	—	410
Fiscal year ended 3-31-2009	8.76	-7.23		1		1.19		3.61		1.21	3.59	441
Fiscal year ended 3-31-2008	9.84	-1.60		—	*	1.34		4.42		—	—	75
Fiscal year ended 3-31-2007	10.46	6.43		—	*	1.09		4.60		—	—	91
Fiscal year ended 3-31-2006	10.28	1.62		—	*	1.34		3.91		—	—	126

Prospectus	205

IVY CAPITAL APPRECIATION FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income		Distributions from Net Realized Gains	Distributions from Return of Capital
Class A Shares
Fiscal year ended 3-31-2010	$5.87	$0.01	(2)	$2.75	(2)	$2.76	$—	*	$—	$—
Fiscal year ended 3-31-2009	9.71	(0.01	)(2)	(3.83	)(2)	(3.84)	—		—	—	*
Fiscal year ended 3-31-2008	10.09	0.00	(2)	(0.27	)(2)	(0.27)	—		(0.11)	—
Fiscal year ended 3-31-2007	9.16	0.00	(2)	0.93	(2)	0.93	—		—	—
Fiscal year ended 3-31-2006	7.99	(0.03	)(2)	1.20	(2)	1.17	—		—	—
Class B Shares
Fiscal year ended 3-31-2010	5.42	(0.06	)(2)	2.53	(2)	2.47	—		—	—
Fiscal year ended 3-31-2009	9.05	(0.14)		(3.49)		(3.63)	—		—	—
Fiscal year ended 3-31-2008	9.43	(0.10	)(2)	(0.25	)(2)	(0.35)	—		(0.03)	—
Fiscal year ended 3-31-2007	8.65	(0.09	)(2)	0.87	(2)	0.78	—		—	—
Fiscal year ended 3-31-2006	7.62	(0.11	)(2)	1.14	(2)	1.03	—		—	—
Class C Shares
Fiscal year ended 3-31-2010	5.44	(0.04	)(2)	2.54	(2)	2.50	—		—	—
Fiscal year ended 3-31-2009	9.06	(0.09)		(3.53)		(3.62)	—		—	—	*
Fiscal year ended 3-31-2008	9.45	(0.08	)(2)	(0.28	)(2)	(0.36)	—		(0.03)	—
Fiscal year ended 3-31-2007	8.64	(0.07	)(2)	0.88	(2)	0.81	—		—	—
Fiscal year ended 3-31-2006	7.60	(0.09	)(2)	1.13	(2)	1.04	—		—	—
Class E Shares
Fiscal year ended 3-31-2010	5.88	0.02	(2)	2.77	(2)	2.79	(0.01)		—	—
Fiscal year ended 3-31-2009	9.70	(0.01)		(3.81)		(3.82)	—		—	—	*
Fiscal year ended 3-31-2008(4)	10.12	(0.03	)(2)	(0.30	)(2)	(0.33)	—		(0.09)	—
Class I Shares
Fiscal year ended 3-31-2010	5.92	0.04	(2)	2.77	(2)	2.81	(0.02)		—	—
Fiscal year ended 3-31-2009	9.74	0.02	(2)	(3.84	)(2)	(3.82)	—		—	—	*
Fiscal year ended 3-31-2008(4)	10.14	0.02	(2)	(0.29	)(2)	(0.27)	—		(0.13)	—
Class Y Shares
Fiscal year ended 3-31-2010	5.90	0.01	(2)	2.76	(2)	2.77	—	*	—	—
Fiscal year ended 3-31-2009	9.73	0.00		(3.83)		(3.83)	—		—	—	*
Fiscal year ended 3-31-2008	10.10	0.00	(2)	(0.26	)(2)	(0.26)	—		(0.11)	—
Fiscal year ended 3-31-2007	9.16	0.01	(2)	0.93	(2)	0.94	—		—	—
Fiscal year ended 3-31-2006	7.99	(0.02	)(2)	1.19	(2)	1.17	—		—	—

*	Not shown due to rounding.

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)	For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(5)	Annualized.

(6)	For the fiscal year ended March 31, 2008.

206	Prospectus

	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)		Portfolio Turnover Rate
Class A Shares
Fiscal year ended 3-31-2010	$— *	$8.63	47.07	%(3)	$337	1.28%		0.12%		—%		—%		42%
Fiscal year ended 3-31-2009	— *	5.87	-39.54	(3)	196	1.31		-0.18		—		—		77
Fiscal year ended 3-31-2008	(0.11)	9.71	-2.83	(3)	393	1.15		-0.01		—		—		81
Fiscal year ended 3-31-2007	—	10.09	10.15	(3)	58	1.35		0.05		1.40		0.00		95
Fiscal year ended 3-31-2006	—	9.16	14.64	(3)	36	1.30		-0.29		1.55		-0.54		60
Class B Shares
Fiscal year ended 3-31-2010	—	7.89	45.57		7	2.23		-0.81		—		—		42
Fiscal year ended 3-31-2009	—	5.42	-40.11		5	2.29		-1.17		—		—		77
Fiscal year ended 3-31-2008	(0.03)	9.05	-3.76		12	2.13		-0.99		—		—		81
Fiscal year ended 3-31-2007	—	9.43	9.02		4	2.47		-1.07		2.51		-1.11		95
Fiscal year ended 3-31-2006	—	8.65	13.52		2	2.31		-1.30		2.56		-1.55		60
Class C Shares
Fiscal year ended 3-31-2010	—	7.94	45.96		46	2.02		-0.60		—		—		42
Fiscal year ended 3-31-2009	— *	5.44	-39.95		40	2.03		-0.91		—		—		77
Fiscal year ended 3-31-2008	(0.03)	9.06	-3.82		80	1.89		-0.77		—		—		81
Fiscal year ended 3-31-2007	—	9.45	9.38		11	2.14		-0.75		2.18		-0.79		95
Fiscal year ended 3-31-2006	—	8.64	13.68		7	2.07		-1.05		2.32		-1.30		60
Class E Shares
Fiscal year ended 3-31-2010	(0.01)	8.66	47.45	(3)	2	1.15		0.26		1.92		-0.51		42
Fiscal year ended 3-31-2009	— *	5.88	-39.37	(3)	2	1.23		-0.10		1.85		-0.72		77
Fiscal year ended 3-31-2008(4)	(0.09)	9.70	-3.40	(3)	2	1.35	(5)	-0.28	(5)	1.73	(5)	-0.66	(5)	81	(6)
Class I Shares
Fiscal year ended 3-31-2010	(0.02)	8.71	47.52		183	0.90		0.52		—		—		42
Fiscal year ended 3-31-2009	— *	5.92	-39.21		111	0.90		0.28		—		—		77
Fiscal year ended 3-31-2008(4)	(0.13)	9.74	-2.83		12	0.86	(5)	0.23	(5)	—		—		81	(6)
Class Y Shares
Fiscal year ended 3-31-2010	— *	8.67	47.00		8	1.21		0.21		—		—		42
Fiscal year ended 3-31-2009	— *	5.90	-39.35		16	1.16		-0.07		—		—		77
Fiscal year ended 3-31-2008	(0.11)	9.73	-2.83		58	1.14		0.00		—		—		81
Fiscal year ended 3-31-2007	—	10.10	10.37		10	1.27		0.16		1.31		0.12		95
Fiscal year ended 3-31-2006	—	9.16	14.64		1	1.20		-0.23		1.45		-0.48		60

Prospectus	207

IVY CORE EQUITY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Distributions from Return of Capital
Class A Shares
Fiscal year ended 3-31-2010	$6.04	$0.00	(2)	$2.89	(2)	$2.89	$—	$—	$(0.02)
Fiscal year ended 3-31-2009	9.33	0.00		(3.27)		(3.27)	—	—	(0.02)
Fiscal year ended 3-31-2008	10.03	0.01		0.25		0.26	—	(0.96)	—
Fiscal year ended 3-31-2007	10.24	0.00		0.88		0.88	—	(1.09)	—
Fiscal year ended 3-31-2006	9.03	0.00		1.21		1.21	—	—	—
Class B Shares
Fiscal year ended 3-31-2010	5.54	(0.06	)(2)	2.62	(2)	2.56	—	—	—
Fiscal year ended 3-31-2009	8.64	(0.11)		(2.98)		(3.09)	—	—	(0.01)
Fiscal year ended 3-31-2008	9.34	(0.06)		0.22		0.16	—	(0.86)	—
Fiscal year ended 3-31-2007	9.70	(0.07)		0.80		0.73	—	(1.09)	—
Fiscal year ended 3-31-2006	8.63	(0.10)		1.17		1.07	—	—	—
Class C Shares
Fiscal year ended 3-31-2010	5.61	(0.04	)(2)	2.66	(2)	2.62	—	—	—
Fiscal year ended 3-31-2009	8.74	(0.06)		(3.05)		(3.11)	—	—	(0.02)
Fiscal year ended 3-31-2008	9.44	(0.05)		0.22		0.17	—	(0.87)	—
Fiscal year ended 3-31-2007	9.77	(0.06)		0.82		0.76	—	(1.09)	—
Fiscal year ended 3-31-2006	8.68	(0.09)		1.18		1.09	—	—	—
Class E Shares
Fiscal year ended 3-31-2010	6.03	0.00	(2)	2.89	(2)	2.89	—	—	(0.02)
Fiscal year ended 3-31-2009	9.33	0.02	(2)	(3.30	)(2)	(3.28)	—	—	(0.02)
Fiscal year ended 3-31-2008(4)	10.05	(0.03	)(2)	0.26	(2)	0.23	—	(0.95)	—
Class I Shares
Fiscal year ended 3-31-2010	6.47	(0.01	)(2)	3.13	(2)	3.12	—	—	(0.04)
Fiscal year ended 3-31-2009	9.93	0.08	(2)	(3.52	)(2)	(3.44)	—	—	(0.02)
Fiscal year ended 3-31-2008(4)	10.52	0.10		0.30		0.40	—	(0.99)	—
Class Y Shares
Fiscal year ended 3-31-2010	6.36	0.00	(2)	3.06	(2)	3.06	—	—	(0.03)
Fiscal year ended 3-31-2009	9.80	0.06	(2)	(3.48	)(2)	(3.42)	—	—	(0.02)
Fiscal year ended 3-31-2008	10.49	0.06	(2)	0.22	(2)	0.28	—	(0.97)	—
Fiscal year ended 3-31-2007	10.65	0.04	(2)	0.89	(2)	0.93	—	(1.09)	—
Fiscal year ended 3-31-2006	9.38	0.09		1.18		1.27	—	—	—

*	Not shown due to rounding.

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)	For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(5)	Annualized.

(6)	For the fiscal year ended March 31, 2008.

208	Prospectus

	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 3-31-2010	$(0.02)	$8.91	47.83	%(3)	$97		1.44%		0.19%		—%	—%	101%
Fiscal year ended 3-31-2009	(0.02)	6.04	-35.09	(3)	65		1.46		0.38		—	—	115
Fiscal year ended 3-31-2008	(0.96)	9.33	1.52	(3)	88		1.35		0.36		—	—	81
Fiscal year ended 3-31-2007	(1.09)	10.03	8.54	(3)	83		1.37		0.21		—	—	114
Fiscal year ended 3-31-2006	—	10.24	13.40	(3)	74		1.42		-0.03		—	—	79
Class B Shares
Fiscal year ended 3-31-2010	—	8.10	46.21		5		2.51		-0.87		—	—	101
Fiscal year ended 3-31-2009	(0.01)	5.54	-35.75		4		2.48		-0.68		—	—	115
Fiscal year ended 3-31-2008	(0.86)	8.64	0.65		9		2.27		-0.51		—	—	81
Fiscal year ended 3-31-2007	(1.09)	9.34	7.45		11		2.29		-0.71		—	—	114
Fiscal year ended 3-31-2006	—	9.70	12.40		11		2.32		-0.94		—	—	79
Class C Shares
Fiscal year ended 3-31-2010	—	8.23	46.70		96		2.20		-0.57		—	—	101
Fiscal year ended 3-31-2009	(0.02)	5.61	-35.63		75		2.21		-0.42		—	—	115
Fiscal year ended 3-31-2008	(0.87)	8.74	0.78		135		2.11		-0.34		—	—	81
Fiscal year ended 3-31-2007	(1.09)	9.44	7.71		159		2.13		-0.55		—	—	114
Fiscal year ended 3-31-2006	—	9.77	12.56		173		2.17		-0.79		—	—	79
Class E Shares
Fiscal year ended 3-31-2010	(0.02)	8.90	48.03	(3)	1		1.35		0.26		2.16	-0.55	101
Fiscal year ended 3-31-2009	(0.02)	6.03	-35.20	(3)	1		1.56		0.31		2.12	-0.25	115
Fiscal year ended 3-31-2008(4)	(0.95)	9.33	1.22	(3)	1		1.80	(5)	-0.43	(5)	—	—	81	(6)
Class I Shares
Fiscal year ended 3-31-2010	(0.04)	9.55	48.34		3		0.99		0.55		—	—	101
Fiscal year ended 3-31-2009	(0.02)	6.47	-34.68		—	*	0.97		1.03		—	—	115
Fiscal year ended 3-31-2008(4)	(0.99)	9.93	2.80		—	*	0.99	(5)	0.72	(5)	—	—	81	(6)
Class Y Shares
Fiscal year ended 3-31-2010	(0.03)	9.39	48.15		5		1.24		0.39		—	—	101
Fiscal year ended 3-31-2009	(0.02)	6.36	-34.94		4		1.23		0.71		—	—	115
Fiscal year ended 3-31-2008	(0.97)	9.80	1.67		2		1.22		0.60		—	—	81
Fiscal year ended 3-31-2007	(1.09)	10.49	8.69		3		1.21		0.35		—	—	114
Fiscal year ended 3-31-2006	—	10.65	13.54		2		1.22		0.16		—	—	79

Prospectus	209

IVY CUNDILL GLOBAL VALUE FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Distributions from Return of Capital
Class A Shares
Fiscal year ended 3-31-2010	$8.55	$0.04	(2)	$4.15	(2)	$4.19	$(0.08)	$—	$(0.03)
Fiscal year ended 3-31-2009	12.97	0.16		(4.55)		(4.39)	(0.03)	— *	—
Fiscal year ended 3-31-2008	16.28	0.18		(2.00)		(1.82)	(0.18)	(1.31)	—
Fiscal year ended 3-31-2007	15.52	0.13		1.49		1.62	(0.11)	(0.75)	—
Fiscal year ended 3-31-2006	13.79	0.17		2.21		2.38	(0.16)	(0.49)	—
Class B Shares
Fiscal year ended 3-31-2010	8.31	(0.04	)(2)	3.99	(2)	3.95	(0.03)	—	(0.01)
Fiscal year ended 3-31-2009	12.68	0.01		(4.38)		(4.37)	—	—	—
Fiscal year ended 3-31-2008	15.93	0.03	(2)	(1.93	)(2)	(1.90)	(0.04)	(1.31)	—
Fiscal year ended 3-31-2007	15.23	(0.01)		1.46		1.45	—	(0.75)	—
Fiscal year ended 3-31-2006	13.54	0.06		2.14		2.20	(0.02)	(0.49)	—
Class C Shares
Fiscal year ended 3-31-2010	8.30	0.00	(2)	3.99	(2)	3.99	(0.05)	—	(0.01)
Fiscal year ended 3-31-2009	12.62	0.06		(4.38)		(4.32)	—	—	—
Fiscal year ended 3-31-2008	15.88	0.05		(1.92)		(1.87)	(0.08)	(1.31)	—
Fiscal year ended 3-31-2007	15.16	0.03		1.46		1.49	(0.02)	(0.75)	—
Fiscal year ended 3-31-2006	13.48	0.08		2.14		2.22	(0.05)	(0.49)	—
Class E Shares
Fiscal year ended 3-31-2010	8.55	0.06	(2)	4.16	(2)	4.22	(0.10)	—	(0.03)
Fiscal year ended 3-31-2009	12.93	0.10		(4.48)		(4.38)	—	—	—
Fiscal year ended 3-31-2008(4)	16.23	0.02	(2)	(1.87	)(2)	(1.85)	(0.14)	(1.31)	—
Class I Shares
Fiscal year ended 3-31-2010	8.64	0.07	(2)	4.22	(2)	4.29	(0.13)	—	(0.04)
Fiscal year ended 3-31-2009	13.11	0.05	(2)	(4.43	)(2)	(4.38)	(0.09)	— *	—
Fiscal year ended 3-31-2008(4)	16.29	0.24	(2)	(1.87	)(2)	(1.63)	(0.24)	(1.31)	—
Class Y Shares
Fiscal year ended 3-31-2010	8.58	0.07	(2)	4.22	(2)	4.29	(0.14)	—	(0.04)
Fiscal year ended 3-31-2009	13.02	0.14	(2)	(4.49	)(2)	(4.35)	(0.09)	— *	—
Fiscal year ended 3-31-2008	16.33	0.25	(2)	(2.01	)(2)	(1.76)	(0.24)	(1.31)	—
Fiscal year ended 3-31-2007	15.56	0.19		1.49		1.68	(0.16)	(0.75)	—
Fiscal year ended 3-31-2006	13.82	0.19		2.26		2.45	(0.22)	(0.49)	—

*	Not shown due to rounding.

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)	For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(5)	Annualized.

(6)	For the fiscal year ended March 31, 2008.

210	Prospectus

	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)		Portfolio Turnover Rate
Class A Shares
Fiscal year ended 3-31-2010	$(0.11)	$12.63	49.03	%(3)	$255		1.90%		0.57%		1.92%		0.55%		35%
Fiscal year ended 3-31-2009	(0.03)	8.55	-33.87	(3)	207		1.81		1.26		—		—		43
Fiscal year ended 3-31-2008	(1.49)	12.97	-12.07	(3)	443		1.59		1.05		—		—		39
Fiscal year ended 3-31-2007	(0.86)	16.28	10.71	(3)	688		1.55		0.81		—		—		42
Fiscal year ended 3-31-2006	(0.65)	15.52	17.49	(3)	625		1.62		1.09		—		—		4
Class B Shares
Fiscal year ended 3-31-2010	(0.04)	12.22	47.51		20		2.81		-0.29		—		—		35
Fiscal year ended 3-31-2009	—	8.31	-34.46		17		2.71		0.35		—		—		43
Fiscal year ended 3-31-2008	(1.35)	12.68	-12.83		37		2.48		0.18		—		—		39
Fiscal year ended 3-31-2007	(0.75)	15.93	9.82		59		2.44		-0.07		—		—		42
Fiscal year ended 3-31-2006	(0.51)	15.23	16.43		57		2.51		0.21		—		—		4
Class C Shares
Fiscal year ended 3-31-2010	(0.06)	12.23	48.10		43		2.46		0.08		—		—		35
Fiscal year ended 3-31-2009	—	8.30	-34.23		40		2.42		0.72		—		—		43
Fiscal year ended 3-31-2008	(1.39)	12.62	-12.65		99		2.25		0.37		—		—		39
Fiscal year ended 3-31-2007	(0.77)	15.88	10.03		233		2.21		0.15		—		—		42
Fiscal year ended 3-31-2006	(0.54)	15.16	16.70		211		2.28		0.43		—		—		4
Class E Shares
Fiscal year ended 3-31-2010	(0.13)	12.64	49.41	(3)	—	*	1.59		0.75		2.63		-0.29		35
Fiscal year ended 3-31-2009	—	8.55	-33.87	(3)	—	*	1.93		0.98		2.72		0.19		43
Fiscal year ended 3-31-2008(4)	(1.45)	12.93	-12.31	(3)	—	*	2.31	(5)	0.29	(5)	—	(5)	—	(5)	39	(6)
Class I Shares
Fiscal year ended 3-31-2010	(0.17)	12.76	49.77		6		1.31		0.93		—		—		35
Fiscal year ended 3-31-2009	(0.09)	8.64	-33.46		4		1.25		1.25		—		—		43
Fiscal year ended 3-31-2008(4)	(1.55)	13.11	-10.93		2		1.21	(5)	1.45	(5)	—	(5)	—	(5)	39	(6)
Class Y Shares
Fiscal year ended 3-31-2010	(0.18)	12.69	50.14		17		1.20		1.12		1.55		0.77		35
Fiscal year ended 3-31-2009	(0.09)	8.58	-33.44		9		1.19		1.59		1.50		1.28		43
Fiscal year ended 3-31-2008	(1.55)	13.02	-11.73		8		1.20		1.42		1.45		1.17		39
Fiscal year ended 3-31-2007	(0.91)	16.33	11.14		15		1.20		1.18		1.42		0.96		42
Fiscal year ended 3-31-2006	(0.71)	15.56	17.99		17		1.19		1.46		1.46		1.19		4

Prospectus	211

IVY DIVIDEND OPPORTUNITIES FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 3-31-2010	$9.86	$0.12	(2)	$3.74	(2)	$3.86	$(0.11)	$—	$(0.11)
Fiscal year ended 3-31-2009	16.05	0.12	(2)	(6.19	)(2)	(6.07)	(0.12)	—	(0.12)
Fiscal year ended 3-31-2008	15.70	0.13	(2)	0.54	(2)	0.67	(0.14)	(0.18)	(0.32)
Fiscal year ended 3-31-2007	14.41	0.17	(2)	1.49	(2)	1.66	(0.18)	(0.19)	(0.37)
Fiscal year ended 3-31-2006	12.13	0.12	(2)	2.30	(2)	2.42	(0.11)	(0.03)	(0.14)
Class B Shares
Fiscal year ended 3-31-2010	9.79	0.00	(2)	3.71	(2)	3.71	(0.01)	—	(0.01)
Fiscal year ended 3-31-2009	15.93	0.00		(6.14)		(6.14)	—	—	—
Fiscal year ended 3-31-2008	15.63	(0.03)		0.53		0.50	(0.02)	(0.18)	(0.20)
Fiscal year ended 3-31-2007	14.34	0.05		1.47		1.52	(0.04)	(0.19)	(0.23)
Fiscal year ended 3-31-2006	12.09	0.01		2.28		2.29	(0.01)	(0.03)	(0.04)
Class C Shares
Fiscal year ended 3-31-2010	9.81	0.04	(2)	3.71	(2)	3.75	(0.03)	—	(0.03)
Fiscal year ended 3-31-2009	15.95	0.03	(2)	(6.14	)(2)	(6.11)	(0.03)	—	(0.03)
Fiscal year ended 3-31-2008	15.63	0.00		0.54		0.54	(0.04)	(0.18)	(0.22)
Fiscal year ended 3-31-2007	14.34	0.07		1.47		1.54	(0.06)	(0.19)	(0.25)
Fiscal year ended 3-31-2006	12.09	0.01		2.28		2.29	(0.01)	(0.03)	(0.04)
Class E Shares
Fiscal year ended 3-31-2010	9.84	0.13	(2)	3.73	(2)	3.86	(0.12)	—	(0.12)
Fiscal year ended 3-31-2009	16.01	0.10		(6.17)		(6.07)	(0.10)	—	(0.10)
Fiscal year ended 3-31-2008(4)	15.76	(0.01	)(2)	0.51	(2)	0.50	(0.07)	(0.18)	(0.25)
Class I Shares
Fiscal year ended 3-31-2010	9.88	0.17	(2)	3.75	(2)	3.92	(0.17)	—	(0.17)
Fiscal year ended 3-31-2009	16.07	0.08	(2)	(6.10	)(2)	(6.02)	(0.17)	—	(0.17)
Fiscal year ended 3-31-2008(4)	15.76	0.20		0.47		0.67	(0.18)	(0.18)	(0.36)
Class Y Shares
Fiscal year ended 3-31-2010	9.87	0.14	(2)	3.75	(2)	3.89	(0.13)	—	(0.13)
Fiscal year ended 3-31-2009	16.06	0.14	(2)	(6.19	)(2)	(6.05)	(0.14)	—	(0.14)
Fiscal year ended 3-31-2008	15.70	0.14	(2)	0.55	(2)	0.69	(0.15)	(0.18)	(0.33)
Fiscal year ended 3-31-2007	14.41	0.12	(2)	1.55	(2)	1.67	(0.19)	(0.19)	(0.38)
Fiscal year ended 3-31-2006	12.13	0.15	(2)	2.29	(2)	2.44	(0.13)	(0.03)	(0.16)

*	Not shown due to rounding.

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)	For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(5)	Annualized.

(6)	For the fiscal year ended March 31, 2008.

212	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 3-31-2010	$13.61	39.29	%(3)	$182		1.40%		1.02%		—%	—%	46%
Fiscal year ended 3-31-2009	9.86	-37.92	(3)	133		1.40		1.00		—	—	30
Fiscal year ended 3-31-2008	16.05	4.10	(3)	148		1.37		0.77		—	—	30
Fiscal year ended 3-31-2007	15.70	11.57	(3)	107		1.38		1.16		—	—	24
Fiscal year ended 3-31-2006	14.41	19.99	(3)	61		1.45		0.92		—	—	15
Class B Shares
Fiscal year ended 3-31-2010	13.49	37.88		10		2.44		-0.01		—	—	46
Fiscal year ended 3-31-2009	9.79	-38.54		9		2.43		-0.04		—	—	30
Fiscal year ended 3-31-2008	15.93	3.09		11		2.34		-0.16		—	—	30
Fiscal year ended 3-31-2007	15.63	10.63		10		2.30		0.29		—	—	24
Fiscal year ended 3-31-2006	14.34	18.94		7		2.32		0.03		—	—	15
Class C Shares
Fiscal year ended 3-31-2010	13.53	38.30		43		2.09		0.35		—	—	46
Fiscal year ended 3-31-2009	9.81	-38.33		37		2.11		0.39		—	—	30
Fiscal year ended 3-31-2008	15.95	3.32		24		2.15		0.00		—	—	30
Fiscal year ended 3-31-2007	15.63	10.74		19		2.17		0.42		—	—	24
Fiscal year ended 3-31-2006	14.34	18.95		14		2.27		0.08		—	—	15
Class E Shares
Fiscal year ended 3-31-2010	13.58	39.33	(3)	2		1.37		1.06		2.35	0.08	46
Fiscal year ended 3-31-2009	9.84	-37.98	(3)	2		1.60		0.78		2.27	0.11	30
Fiscal year ended 3-31-2008(4)	16.01	3.01	(3)	2		2.17	(5)	-0.18	(5)	—	—	30	(6)
Class I Shares
Fiscal year ended 3-31-2010	13.63	39.80		6		0.98		1.51		—	—	46
Fiscal year ended 3-31-2009	9.88	-37.60		2		0.99		1.75		—	—	30
Fiscal year ended 3-31-2008(4)	16.07	4.08		—	*	1.00	(5)	1.17	(5)	—	—	30	(6)
Class Y Shares
Fiscal year ended 3-31-2010	13.63	39.58		16		1.23		1.19		—	—	46
Fiscal year ended 3-31-2009	9.87	-37.79		15		1.24		1.08		—	—	30
Fiscal year ended 3-31-2008	16.06	4.23		12		1.26		0.78		—	—	30
Fiscal year ended 3-31-2007	15.70	11.65		3		1.29		0.92		—	—	24
Fiscal year ended 3-31-2006	14.41	20.14		1		1.34		1.03		—	—	15

Prospectus	213

IVY ENERGY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 3-31-2010	$7.27	$(0.04	)(2)	$3.88	(2)	$3.84	$—	$—	$—
Fiscal year ended 3-31-2009	13.67	(0.05	)(2)	(6.35	)(2)	(6.40)	—	—	—
Fiscal year ended 3-31-2008	10.35	(0.07	)(2)	3.41	(2)	3.34	—	(0.02)	(0.02)
Fiscal year ended 3-31-2007(4)	10.00	(0.09)		0.44		0.35	—	—	—
Class B Shares
Fiscal year ended 3-31-2010	7.12	(0.14	)(2)	3.79	(2)	3.65	—	—	—
Fiscal year ended 3-31-2009	13.52	(0.16	)(2)	(6.24	)(2)	(6.40)	—	—	—
Fiscal year ended 3-31-2008	10.29	(0.16	)(2)	3.39	(2)	3.23	—	—	—
Fiscal year ended 3-31-2007(4)	10.00	(0.13)		0.42		0.29	—	—	—
Class C Shares
Fiscal year ended 3-31-2010	7.14	(0.12	)(2)	3.80	(2)	3.68	—	—	—
Fiscal year ended 3-31-2009	13.55	(0.12	)(2)	(6.29	)(2)	(6.41)	—	—	—
Fiscal year ended 3-31-2008	10.30	(0.14	)(2)	3.39	(2)	3.25	—	—	—
Fiscal year ended 3-31-2007(4)	10.00	(0.14)		0.44		0.30	—	—	—
Class I Shares
Fiscal year ended 3-31-2010	7.32	(0.01	)(2)	3.90	(2)	3.89	—	—	—
Fiscal year ended 3-31-2009	13.72	(0.03	)(2)	(6.37	)(2)	(6.40)	—	—	—
Fiscal year ended 3-31-2008(6)	10.51	0.10	(2)	3.19	(2)	3.29	—	(0.08)	(0.08)
Class Y Shares
Fiscal year ended 3-31-2010	7.30	(0.04	)(2)	3.90	(2)	3.86	—	—	—
Fiscal year ended 3-31-2009	13.73	(0.07	)(2)	(6.36	)(2)	(6.43)	—	—	—
Fiscal year ended 3-31-2008	10.38	(0.07	)(2)	3.46	(2)	3.39	—	(0.04)	(0.04)
Fiscal year ended 3-31-2007(4)	10.00	(0.08)		0.46		0.38	—	—	—

*	Not shown due to rounding.

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)	For the period from April 3, 2006 (commencement of operations of the class) through March 31, 2007.

(5)	Annualized.

(6)	For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(7)	For the fiscal year ended March 31, 2008.

214	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)		Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(1)		Portfolio Turnover Rate
Class A Shares
Fiscal year ended 3-31-2010	$11.11	52.82	%(3)	$63		1.60%		-0.42%		1.79%		-0.61%		15%
Fiscal year ended 3-31-2009	7.27	-46.82	(3)	30		1.60		-0.47		1.91		-0.78		48
Fiscal year ended 3-31-2008	13.67	32.27	(3)	27		1.66		-0.53		2.01		-0.88		35
Fiscal year ended 3-31-2007(4)	10.35	3.50	(3)	5		2.74	(5)	-1.30	(5)	3.58	(5)	-2.14	(5)	11
Class B Shares
Fiscal year ended 3-31-2010	10.77	51.26		3		2.60		-1.40		2.68		-1.48		15
Fiscal year ended 3-31-2009	7.12	-47.34		2		2.60		-1.48		2.78		-1.66		48
Fiscal year ended 3-31-2008	13.52	31.39		2		2.44		-1.26		2.79		-1.61		35
Fiscal year ended 3-31-2007(4)	10.29	2.90		1		3.13	(5)	-1.64	(5)	3.97	(5)	-2.48	(5)	11
Class C Shares
Fiscal year ended 3-31-2010	10.82	51.54		13		2.38		-1.19		—		—		15
Fiscal year ended 3-31-2009	7.14	-47.31		9		2.50		-1.30		2.50		-1.30		48
Fiscal year ended 3-31-2008	13.55	31.55		3		2.28		-1.09		2.63		-1.44		35
Fiscal year ended 3-31-2007(4)	10.30	3.00		1		3.17	(5)	-1.72	(5)	4.01	(5)	-2.56	(5)	11
Class I Shares
Fiscal year ended 3-31-2010	11.21	53.14		2		1.24		-0.13		—		—		15
Fiscal year ended 3-31-2009	7.32	-46.65		—	*	1.39		-0.27		1.39		-0.27		48
Fiscal year ended 3-31-2008(6)	13.72	31.26		—	*	1.19	(5)	0.05	(5)	1.54	(5)	-0.30	(5)	35	(7)
Class Y Shares
Fiscal year ended 3-31-2010	11.16	52.88		5		1.52		-0.36		—		—		15
Fiscal year ended 3-31-2009	7.30	-46.83		2		1.60		-0.59		1.65		-0.64		48
Fiscal year ended 3-31-2008	13.73	32.67		5		1.55		-0.51		1.90		-0.86		35
Fiscal year ended 3-31-2007(4)	10.38	3.80		1		2.32	(5)	-0.82	(5)	3.16	(5)	-1.66	(5)	11

Prospectus	215

IVY EUROPEAN OPPORTUNITIES FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Distributions from Return of Capital
Class A Shares
Fiscal year ended 3-31-2010	$15.08	$0.27	(1)	$6.43	(1)	$6.70	$(0.34)	$—	$—
Fiscal year ended 3-31-2009	34.70	1.18		(18.18)		(17.00)	(1.16)	(1.44)	(0.02)
Fiscal year ended 3-31-2008	40.58	0.60		(1.98)		(1.38)	(0.50)	(4.00)	—
Fiscal year ended 3-31-2007	33.58	0.31		7.11		7.42	(0.42)	—	—
Fiscal year ended 3-31-2006	28.31	0.10		5.37		5.47	(0.20)	—	—
Class B Shares
Fiscal year ended 3-31-2010	14.50	0.10	(1)	6.14	(1)	6.24	(0.21)	—	—
Fiscal year ended 3-31-2009	33.35	1.06	(1)	(17.56	)(1)	(16.50)	(0.89)	(1.44)	(0.02)
Fiscal year ended 3-31-2008	39.14	0.27	(1)	(1.90	)(1)	(1.63)	(0.16)	(4.00)	—
Fiscal year ended 3-31-2007	32.40	0.09		6.78		6.87	(0.13)	—	—
Fiscal year ended 3-31-2006	27.32	(0.11)		5.19		5.08	—	—	—
Class C Shares
Fiscal year ended 3-31-2010	14.55	0.18	(1)	6.17	(1)	6.35	(0.27)	—	—
Fiscal year ended 3-31-2009	33.49	1.02		(17.54)		(16.52)	(0.96)	(1.44)	(0.02)
Fiscal year ended 3-31-2008	39.28	0.32		(1.91)		(1.59)	(0.20)	(4.00)	—
Fiscal year ended 3-31-2007	32.52	0.12		6.81		6.93	(0.17)	—	—
Fiscal year ended 3-31-2006	27.42	(0.09)		5.19		5.10	—	—	—
Class I Shares
Fiscal year ended 3-31-2010	15.09	0.44	(1)	6.43	(1)	6.87	(0.45)	—	—
Fiscal year ended 3-31-2009	34.80	0.95	(1)	(17.87	)(1)	(16.92)	(1.33)	(1.44)	(0.02)
Fiscal year ended 3-31-2008(3)	40.73	0.35	(1)	(1.61	)(1)	(1.26)	(0.67)	(4.00)	—
Class Y Shares
Fiscal year ended 3-31-2010	15.10	0.33	(1)	6.48	(1)	6.81	(0.41)	—	—
Fiscal year ended 3-31-2009	34.75	1.20		(18.14)		(16.94)	(1.25)	(1.44)	(0.02)
Fiscal year ended 3-31-2008	40.61	0.61		(1.91)		(1.30)	(0.56)	(4.00)	—
Fiscal year ended 3-31-2007	33.60	0.44		7.05		7.49	(0.48)	—	—
Fiscal year ended 3-31-2006	28.33	0.18		5.34		5.52	(0.25)	—	—

(1)	Based on average weekly shares outstanding.

(2)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(3)	For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(4)	Annualized.

(5)	For the fiscal year ended March 31, 2008.

216	Prospectus

	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Class A Shares
Fiscal year ended 3-31-2010	$(0.34)	$21.44	44.42	%(2)	$189	1.98%		1.35%		100%
Fiscal year ended 3-31-2009	(2.62)	15.08	-49.74	(2)	136	1.84		4.03		88
Fiscal year ended 3-31-2008	(4.50)	34.70	-4.52	(2)	390	1.58		1.43		65
Fiscal year ended 3-31-2007	(0.42)	40.58	22.17	(2)	389	1.64		0.91		42
Fiscal year ended 3-31-2006	(0.20)	33.58	19.41	(2)	235	1.72		0.35		62
Class B Shares
Fiscal year ended 3-31-2010	(0.21)	20.53	43.02		9	2.96		0.47		100
Fiscal year ended 3-31-2009	(2.35)	14.50	-50.19		8	2.73		3.59		88
Fiscal year ended 3-31-2008	(4.16)	33.35	-5.27		37	2.35		0.68		65
Fiscal year ended 3-31-2007	(0.13)	39.14	21.24		52	2.40		0.27		42
Fiscal year ended 3-31-2006	—	32.40	18.59		44	2.45		-0.30		62
Class C Shares
Fiscal year ended 3-31-2010	(0.27)	20.63	43.62		19	2.55		0.87		100
Fiscal year ended 3-31-2009	(2.42)	14.55	-50.07		16	2.47		3.55		88
Fiscal year ended 3-31-2008	(4.20)	33.49	-5.16		57	2.26		0.78		65
Fiscal year ended 3-31-2007	(0.17)	39.28	21.33		65	2.32		0.32		42
Fiscal year ended 3-31-2006	—	32.52	18.60		51	2.42		-0.29		62
Class I Shares
Fiscal year ended 3-31-2010	(0.45)	21.51	45.52		34	1.23		2.15		100
Fiscal year ended 3-31-2009	(2.79)	15.09	-49.39		23	1.22		4.08		88
Fiscal year ended 3-31-2008(3)	(4.67)	34.80	-4.24		53	1.17	(4)	1.44	(4)	65	(5)
Class Y Shares
Fiscal year ended 3-31-2010	(0.41)	21.50	45.09		3	1.51		1.74		100
Fiscal year ended 3-31-2009	(2.71)	15.10	-49.52		2	1.49		4.27		88
Fiscal year ended 3-31-2008	(4.56)	34.75	-4.33		4	1.41		1.60		65
Fiscal year ended 3-31-2007	(0.48)	40.61	22.38		7	1.44		1.14		42
Fiscal year ended 3-31-2006	(0.25)	33.60	19.60		4	1.55		0.60		62

Prospectus	217

IVY GLOBAL BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 3-31-2010	$9.39	$0.37	(2)	$0.82	(2)	$1.19	$(0.28)	$—	$(0.28)
Fiscal year ended 3-31-2009(4)	10.00	0.19	(2)	(0.53	)(2)	(0.34)	(0.15)	(0.12)	(0.27)
Class B Shares
Fiscal year ended 3-31-2010	9.38	0.32	(2)	0.80	(2)	1.12	(0.21)	—	(0.21)
Fiscal year ended 3-31-2009(4)	10.00	0.16	(2)	(0.58	)(2)	(0.42)	(0.08)	(0.12)	(0.20)
Class C Shares
Fiscal year ended 3-31-2010	9.38	0.30	(2)	0.82	(2)	1.12	(0.21)	—	(0.21)
Fiscal year ended 3-31-2009(4)	10.00	0.16	(2)	(0.58	)(2)	(0.42)	(0.08)	(0.12)	(0.20)
Class I Shares
Fiscal year ended 3-31-2010	9.39	0.40	(2)	0.82	(2)	1.22	(0.31)	—	(0.31)
Fiscal year ended 3-31-2009(4)	10.00	0.25	(2)	(0.57	)(2)	(0.32)	(0.17)	(0.12)	(0.29)
Class Y Shares
Fiscal year ended 3-31-2010	9.39	0.37	(2)	0.82	(2)	1.19	(0.28)	—	(0.28)
Fiscal year ended 3-31-2009(4)	10.00	0.23	(2)	(0.57	)(2)	(0.34)	(0.15)	(0.12)	(0.27)

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)	For the period from April 4, 2008 (commencement of operations of the class) through March 31, 2009.

(5)	Annualized.

218	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(1)		Portfolio Turnover Rate
Class A Shares
Fiscal year ended 3-31-2010	$10.30	12.84	%(3)	$89	0.99%		3.95%		1.32%		3.62%		19%
Fiscal year ended 3-31-2009(4)	9.39	-3.35	(3)	32	1.01	(5)	2.87	(5)	1.56	(5)	2.32	(5)	18
Class B Shares
Fiscal year ended 3-31-2010	10.29	12.01		6	1.74		3.22		2.00		2.96		19
Fiscal year ended 3-31-2009(4)	9.38	-4.11		6	1.76	(5)	1.85	(5)	2.16	(5)	1.45	(5)	18
Class C Shares
Fiscal year ended 3-31-2010	10.29	12.01		33	1.74		3.20		1.97		2.97		19
Fiscal year ended 3-31-2009(4)	9.38	-4.10		13	1.74	(5)	2.03	(5)	2.17	(5)	1.61	(5)	18
Class I Shares
Fiscal year ended 3-31-2010	10.30	13.13		14	0.74		4.20		0.96		3.98		19
Fiscal year ended 3-31-2009(4)	9.39	-3.11		5	0.76	(5)	2.80	(5)	1.21	(5)	2.35	(5)	18
Class Y Shares
Fiscal year ended 3-31-2010	10.30	12.84		14	0.99		3.96		1.22		3.73		19
Fiscal year ended 3-31-2009(4)	9.39	-3.34		8	1.01	(5)	2.65	(5)	1.47	(5)	2.19	(5)	18

Prospectus	219

IVY GLOBAL NATURAL RESOURCES FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 3-31-2010	$11.08	$(0.10	)(2)	$7.62	(2)	$7.52	$—	$—	$—
Fiscal year ended 3-31-2009	36.53	0.02		(21.13)		(21.11)	(0.03)	(4.31)	(4.34)
Fiscal year ended 3-31-2008	31.67	0.05	(2)	8.54	(2)	8.59	(0.52)	(3.21)	(3.73)
Fiscal year ended 3-31-2007	30.13	0.17	(2)	4.40	(2)	4.57	(0.16)	(2.87)	(3.03)
Fiscal year ended 3-31-2006	22.65	0.12		8.88		9.00	—	(1.52)	(1.52)
Class B Shares
Fiscal year ended 3-31-2010	10.08	(0.21	)(2)	6.90	(2)	6.69	—	—	—
Fiscal year ended 3-31-2009	34.27	(0.10)		(19.82)		(19.92)	—	(4.27)	(4.27)
Fiscal year ended 3-31-2008	29.78	(0.23	)(2)	8.00	(2)	7.77	(0.07)	(3.21)	(3.28)
Fiscal year ended 3-31-2007	28.57	(0.05)		4.13		4.08	—	(2.87)	(2.87)
Fiscal year ended 3-31-2006	21.72	0.03		8.34		8.37	—	(1.52)	(1.52)
Class C Shares
Fiscal year ended 3-31-2010	9.75	(0.18	)(2)	6.68	(2)	6.50	—	—	—
Fiscal year ended 3-31-2009	33.47	(0.13)		(19.32)		(19.45)	—	(4.27)	(4.27)
Fiscal year ended 3-31-2008	29.19	(0.20	)(2)	7.86	(2)	7.66	(0.17)	(3.21)	(3.38)
Fiscal year ended 3-31-2007	28.04	(0.03)		4.05		4.02	—	(2.87)	(2.87)
Fiscal year ended 3-31-2006	21.32	0.02		8.22		8.24	—	(1.52)	(1.52)
Class E Shares
Fiscal year ended 3-31-2010	11.16	(0.07	)(2)	7.67	(2)	7.60	—	—	—
Fiscal year ended 3-31-2009	36.41	(0.06	)(2)	(20.98	)(2)	(21.04)	—	(4.21)	(4.21)
Fiscal year ended 3-31-2008(4)	32.00	0.03		7.94		7.97	(0.35)	(3.21)	(3.56)
Class I Shares
Fiscal year ended 3-31-2010	11.22	(0.04	)(2)	7.72	(2)	7.68	—	—	—
Fiscal year ended 3-31-2009	36.74	0.03	(2)	(21.19	)(2)	(21.16)	(0.04)	(4.32)	(4.36)
Fiscal year ended 3-31-2008(4)	32.16	0.05	(2)	8.51	(2)	8.56	(0.77)	(3.21)	(3.98)
Class R Shares
Fiscal year ended 3-31-2010	11.02	(0.12	)(2)	7.57	(2)	7.45	—	—	—
Fiscal year ended 3-31-2009	36.30	(0.05	)(2)	(20.94	)(2)	(20.99)	—	(4.29)	(4.29)
Fiscal year ended 3-31-2008	31.62	0.24		8.23		8.47	(0.58)	(3.21)	(3.79)
Fiscal year ended 3-31-2007	30.10	0.05	(2)	4.44	(2)	4.49	(0.10)	(2.87)	(2.97)
Fiscal year ended 3-31-2006(7)	26.11	0.06		3.93		3.99	—	—	—
Class Y Shares
Fiscal year ended 3-31-2010	11.17	(0.06	)(2)	7.68	(2)	7.62	—	—	—
Fiscal year ended 3-31-2009	36.62	0.10		(21.21)		(21.11)	(0.02)	(4.32)	(4.34)
Fiscal year ended 3-31-2008	31.84	0.17		8.50		8.67	(0.68)	(3.21)	(3.89)
Fiscal year ended 3-31-2007	30.27	0.21	(2)	4.43	(2)	4.64	(0.20)	(2.87)	(3.07)
Fiscal year ended 3-31-2006	22.70	0.24	(2)	8.85	(2)	9.09	—	(1.52)	(1.52)

*	Not shown due to rounding.

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)	For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(5)	Annualized.

(6)	For the fiscal year ended March 31, 2008.

(7)	For the period from December 29, 2005 (commencement of operations of the class) through March 31, 2006.

(8)	For the fiscal year ended March 31, 2006.

220	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 3-31-2010	$18.60	67.87	%(3)	$2,822		1.45%		-0.58%		—%	—%	112%
Fiscal year ended 3-31-2009	11.08	-56.82	(3)	1,640		1.40		-0.03		—	—	191
Fiscal year ended 3-31-2008	36.53	26.65	(3)	5,168		1.27		0.14		—	—	142
Fiscal year ended 3-31-2007	31.67	15.47	(3)	3,360		1.31		0.57		—	—	106
Fiscal year ended 3-31-2006	30.13	40.76	(3)	2,343		1.40		0.73		—	—	104
Class B Shares
Fiscal year ended 3-31-2010	16.77	66.37		186		2.28		-1.39		—	—	112
Fiscal year ended 3-31-2009	10.08	-57.15		117		2.19		-0.83		—	—	191
Fiscal year ended 3-31-2008	34.27	25.64		345		2.07		-0.64		—	—	142
Fiscal year ended 3-31-2007	29.78	14.55		272		2.12		-0.24		—	—	106
Fiscal year ended 3-31-2006	28.57	39.59		223		2.23		-0.10		—	—	104
Class C Shares
Fiscal year ended 3-31-2010	16.25	66.67		997		2.13		-1.26		—	—	112
Fiscal year ended 3-31-2009	9.75	-57.10		539		2.10		-0.74		—	—	191
Fiscal year ended 3-31-2008	33.47	25.72		1,749		1.99		-0.58		—	—	142
Fiscal year ended 3-31-2007	29.19	14.65		1,138		2.04		-0.16		—	—	106
Fiscal year ended 3-31-2006	28.04	39.72		801		2.15		-0.02		—	—	104
Class E Shares
Fiscal year ended 3-31-2010	18.76	68.10	(3)	6		1.27		-0.40		2.55	-1.68	112
Fiscal year ended 3-31-2009	11.16	-56.83	(3)	2		1.66		-0.29		2.68	-1.31	191
Fiscal year ended 3-31-2008(4)	36.41	24.42	(3)	3		2.29	(5)	-1.02	(5)	—	—	142	(6)
Class I Shares
Fiscal year ended 3-31-2010	18.90	68.45		1,074		1.04		-0.21		—	—	112
Fiscal year ended 3-31-2009	11.22	-56.60		232		1.05		0.22		—	—	191
Fiscal year ended 3-31-2008(4)	36.74	26.14		71		1.00	(5)	0.30	(5)	—	—	142	(6)
Class R Shares
Fiscal year ended 3-31-2010	18.47	67.60		56		1.57		-0.71		—	—	112
Fiscal year ended 3-31-2009	11.02	-56.86		22		1.57		-0.22		—	—	191
Fiscal year ended 3-31-2008	36.30	26.31		25		1.55		-0.22		—	—	142
Fiscal year ended 3-31-2007	31.62	15.20		4		1.58		0.23		—	—	106
Fiscal year ended 3-31-2006(7)	30.10	15.28		—	*	1.69	(5)	0.82	(5)	—	—	104	(8)
Class Y Shares
Fiscal year ended 3-31-2010	18.79	68.22		667		1.20		-0.36		1.29	-0.45	112
Fiscal year ended 3-31-2009	11.17	-56.67		278		1.20		0.16		1.28	0.08	191
Fiscal year ended 3-31-2008	36.62	26.74		813		1.20		0.16		1.26	0.11	142
Fiscal year ended 3-31-2007	31.84	15.63		311		1.20		0.66		1.27	0.59	106
Fiscal year ended 3-31-2006	30.27	41.07		116		1.20		0.91		1.35	0.76	104

Prospectus	221

IVY HIGH INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 3-31-2010	$6.58	$0.64	(2)	$1.93	(2)	$2.57	$(0.66)	$(0.17)	$(0.83)
Fiscal year ended 3-31-2009	8.01	0.65		(1.46)		(0.81)	(0.62)	—	(0.62)
Fiscal year ended 3-31-2008	8.92	0.66		(0.92)		(0.26)	(0.65)	—	(0.65)
Fiscal year ended 3-31-2007	8.60	0.62		0.32		0.94	(0.62)	—	(0.62)
Fiscal year ended 3-31-2006	8.69	0.58		(0.09)		0.49	(0.58)	—	(0.58)
Class B Shares
Fiscal year ended 3-31-2010	6.57	0.57	(2)	1.94	(2)	2.51	(0.59)	(0.17)	(0.76)
Fiscal year ended 3-31-2009	8.01	0.59		(1.48)		(0.89)	(0.55)	—	(0.55)
Fiscal year ended 3-31-2008	8.92	0.56		(0.91)		(0.35)	(0.56)	—	(0.56)
Fiscal year ended 3-31-2007	8.60	0.53		0.32		0.85	(0.53)	—	(0.53)
Fiscal year ended 3-31-2006	8.69	0.50		(0.09)		0.41	(0.50)	—	(0.50)
Class C Shares
Fiscal year ended 3-31-2010	6.58	0.60	(2)	1.92	(2)	2.52	(0.61)	(0.17)	(0.78)
Fiscal year ended 3-31-2009	8.01	0.58		(1.44)		(0.86)	(0.57)	—	(0.57)
Fiscal year ended 3-31-2008	8.92	0.59		(0.92)		(0.33)	(0.58)	—	(0.58)
Fiscal year ended 3-31-2007	8.60	0.55		0.32		0.87	(0.55)	—	(0.55)
Fiscal year ended 3-31-2006	8.69	0.51		(0.09)		0.42	(0.51)	—	(0.51)
Class E Shares
Fiscal year ended 3-31-2010	6.57	0.61	(2)	1.95	(2)	2.56	(0.64)	(0.17)	(0.81)
Fiscal year ended 3-31-2009	8.00	0.63		(1.46)		(0.83)	(0.60)	—	(0.60)
Fiscal year ended 3-31-2008(4)	8.92	0.62	(2)	(0.93	)(2)	(0.31)	(0.61)	—	(0.61)
Class I Shares
Fiscal year ended 3-31-2010	6.58	0.69	(2)	1.91	(2)	2.60	(0.69)	(0.17)	(0.86)
Fiscal year ended 3-31-2009	8.01	0.68		(1.45)		(0.77)	(0.66)	—	(0.66)
Fiscal year ended 3-31-2008(4)	8.92	0.79	(2)	(0.94	)(2)	(0.15)	(0.76)	—	(0.76)
Class Y Shares
Fiscal year ended 3-31-2010	6.58	0.66	(2)	1.92	(2)	2.58	(0.67)	(0.17)	(0.84)
Fiscal year ended 3-31-2009	8.02	0.73	(2)	(1.53	)(2)	(0.80)	(0.64)	—	(0.64)
Fiscal year ended 3-31-2008	8.92	0.68		(0.92)		(0.24)	(0.66)	—	(0.66)
Fiscal year ended 3-31-2007	8.60	0.64		0.32		0.96	(0.64)	—	(0.64)
Fiscal year ended 3-31-2006	8.69	0.59		(0.09)		0.50	(0.59)	—	(0.59)

*	Not shown due to rounding.

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)	For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(5)	Annualized.

(6)	For the fiscal year ended March 31, 2008.

222	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 3-31-2010	$8.32	40.44	%(3)	$649		1.13%		8.24%		—%	—%	84%
Fiscal year ended 3-31-2009	6.58	-10.29	(3)	231		1.34		9.33		—	—	77
Fiscal year ended 3-31-2008	8.01	-3.04	(3)	127		1.36		7.76		—	—	83
Fiscal year ended 3-31-2007	8.92	11.39	(3)	79		1.38		7.20		—	—	98
Fiscal year ended 3-31-2006	8.60	5.80	(3)	39		1.45		6.70		—	—	45
Class B Shares
Fiscal year ended 3-31-2010	8.32	39.36		31		2.00		7.36		—	—	84
Fiscal year ended 3-31-2009	6.57	-11.37		10		2.46		8.16		—	—	77
Fiscal year ended 3-31-2008	8.01	-4.06		7		2.43		6.62		—	—	83
Fiscal year ended 3-31-2007	8.92	10.24		7		2.43		6.14		—	—	98
Fiscal year ended 3-31-2006	8.60	4.85		6		2.36		5.79		—	—	45
Class C Shares
Fiscal year ended 3-31-2010	8.32	39.45		249		1.83		7.50		—	—	84
Fiscal year ended 3-31-2009	6.58	-10.99		54		2.10		8.72		—	—	77
Fiscal year ended 3-31-2008	8.01	-3.84		14		2.18		6.86		—	—	83
Fiscal year ended 3-31-2007	8.92	10.51		17		2.18		6.39		—	—	98
Fiscal year ended 3-31-2006	8.60	5.00		17		2.21		5.94		—	—	45
Class E Shares
Fiscal year ended 3-31-2010	8.32	40.29	(3)	2		1.36		8.02		1.83	7.55	84
Fiscal year ended 3-31-2009	6.57	-10.52	(3)	1		1.60		9.12		1.81	8.91	77
Fiscal year ended 3-31-2008(4)	8.00	-3.69	(3)	1		1.97	(5)	7.19	(5)	—	—	83	(6)
Class I Shares
Fiscal year ended 3-31-2010	8.32	40.89		199		0.82		8.48		—	—	84
Fiscal year ended 3-31-2009	6.58	-9.89		9		0.90		10.28		—	—	77
Fiscal year ended 3-31-2008(4)	8.01	-1.90		—	*	0.99	(5)	8.11	(5)	—	—	83	(6)
Class Y Shares
Fiscal year ended 3-31-2010	8.32	40.49		103		1.09		8.28		—	—	84
Fiscal year ended 3-31-2009	6.58	-10.23		38		1.14		9.69		—	—	77
Fiscal year ended 3-31-2008	8.02	-2.78		4		1.20		7.85		—	—	83
Fiscal year ended 3-31-2007	8.92	11.60		11		1.20		7.37		—	—	98
Fiscal year ended 3-31-2006	8.60	6.00		10		1.25		6.90		—	—	45

Prospectus	223

IVY INTERNATIONAL BALANCED FUND

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 3-31-2010	$9.56	$0.26	(2)	$3.79	(2)	$4.05	$(0.02)	$—	$(0.02)
Fiscal year ended 3-31-2009	16.36	0.33		(6.08)		(5.75)	(0.57)	(0.48)	(1.05)
Fiscal year ended 3-31-2008	16.81	0.37		0.14		0.51	(0.55)	(0.41)	(0.96)
Fiscal year ended 3-31-2007	15.15	0.24	(2)	2.36	(2)	2.60	(0.43)	(0.51)	(0.94)
Fiscal year ended 3-31-2006	14.63	0.29		1.14		1.43	(0.36)	(0.55)	(0.91)
Class B Shares
Fiscal year ended 3-31-2010	9.52	0.12	(2)	3.76	(2)	3.88	— *	—	— *
Fiscal year ended 3-31-2009	16.31	0.16		(6.01)		(5.85)	(0.46)	(0.48)	(0.94)
Fiscal year ended 3-31-2008	16.77	0.20		0.14		0.34	(0.39)	(0.41)	(0.80)
Fiscal year ended 3-31-2007	15.11	0.07	(2)	2.37	(2)	2.44	(0.27)	(0.51)	(0.78)
Fiscal year ended 3-31-2006	14.59	0.08		1.18		1.26	(0.19)	(0.55)	(0.74)
Class C Shares
Fiscal year ended 3-31-2010	9.53	0.18	(2)	3.77	(2)	3.95	(0.02)	—	(0.02)
Fiscal year ended 3-31-2009	16.33	0.20		(6.03)		(5.83)	(0.49)	(0.48)	(0.97)
Fiscal year ended 3-31-2008	16.78	0.24		0.15		0.39	(0.43)	(0.41)	(0.84)
Fiscal year ended 3-31-2007	15.12	0.11	(2)	2.37	(2)	2.48	(0.31)	(0.51)	(0.82)
Fiscal year ended 3-31-2006	14.60	0.11		1.19		1.30	(0.23)	(0.55)	(0.78)
Class E Shares
Fiscal year ended 3-31-2010	9.54	0.27	(2)	3.80	(2)	4.07	(0.02)	—	(0.02)
Fiscal year ended 3-31-2009	16.33	0.28	(2)	(6.05	)(2)	(5.77)	(0.54)	(0.48)	(1.02)
Fiscal year ended 3-31-2008(4)	16.85	0.17	(2)	0.18	(2)	0.35	(0.46)	(0.41)	(0.87)
Class I Shares
Fiscal year ended 3-31-2010	9.57	0.33	(2)	3.80	(2)	4.13	(0.03)	—	(0.03)
Fiscal year ended 3-31-2009	16.38	0.35	(2)	(6.05	)(2)	(5.70)	(0.63)	(0.48)	(1.11)
Fiscal year ended 3-31-2008(4)	16.86	0.30	(2)	0.23	(2)	0.53	(0.60)	(0.41)	(1.01)
Class Y Shares
Fiscal year ended 3-31-2010	9.57	0.28	(2)	3.80	(2)	4.08	(0.02)	—	(0.02)
Fiscal year ended 3-31-2009	16.38	0.45		(6.19)		(5.74)	(0.59)	(0.48)	(1.07)
Fiscal year ended 3-31-2008	16.82	0.39		0.14		0.53	(0.56)	(0.41)	(0.97)
Fiscal year ended 3-31-2007	15.15	0.25	(2)	2.37	(2)	2.62	(0.44)	(0.51)	(0.95)
Fiscal year ended 3-31-2006	14.63	0.29	(2)	1.14	(2)	1.43	(0.36)	(0.55)	(0.91)
*	Not shown due to rounding.

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)	For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(5)	Annualized.

(6)	For the fiscal year ended March 31, 2008.

224	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 3-31-2010	$13.59	42.40	%(3)	$183	1.51%		2.05%		—%	—%	131%
Fiscal year ended 3-31-2009	9.56	-36.02	(3)	128	1.46		2.45		—	—	22
Fiscal year ended 3-31-2008	16.36	2.84	(3)	260	1.33		2.11		—	—	24
Fiscal year ended 3-31-2007	16.81	17.48	(3)	235	1.38		1.52		—	—	22
Fiscal year ended 3-31-2006	15.15	10.14	(3)	112	1.45		1.94		—	—	27
Class B Shares
Fiscal year ended 3-31-2010	13.40	40.79		8	2.56		1.04		—	—	131
Fiscal year ended 3-31-2009	9.52	-36.62		6	2.44		1.48		—	—	22
Fiscal year ended 3-31-2008	16.31	1.85		13	2.28		1.15		—	—	24
Fiscal year ended 3-31-2007	16.77	16.38		12	2.35		0.46		—	—	22
Fiscal year ended 3-31-2006	15.11	8.93		6	2.59		0.73		—	—	27
Class C Shares
Fiscal year ended 3-31-2010	13.46	41.42		24	2.15		1.44		—	—	131
Fiscal year ended 3-31-2009	9.53	-36.50		20	2.13		1.76		—	—	22
Fiscal year ended 3-31-2008	16.33	2.14		42	2.04		1.34		—	—	24
Fiscal year ended 3-31-2007	16.78	16.64		30	2.12		0.70		—	—	22
Fiscal year ended 3-31-2006	15.12	9.21		9	2.29		0.98		—	—	27
Class E Shares
Fiscal year ended 3-31-2010	13.59	42.72	(3)	1	1.33		2.19		2.35	1.17	131
Fiscal year ended 3-31-2009	9.54	-36.11	(3)	1	1.63		2.10		1.84	1.90	22
Fiscal year ended 3-31-2008(4)	16.33	1.92	(3)	1	2.23	(5)	1.00	(5)	—	—	24	(6)
Class I Shares
Fiscal year ended 3-31-2010	13.67	43.15		45	1.00		2.63		—	—	131
Fiscal year ended 3-31-2009	9.57	-35.72		34	0.99		2.72		—	—	22
Fiscal year ended 3-31-2008(4)	16.38	2.99		45	0.98	(5)	2.14	(5)	—	—	24	(6)
Class Y Shares
Fiscal year ended 3-31-2010	13.63	42.69		6	1.26		2.10		—	—	131
Fiscal year ended 3-31-2009	9.57	-35.95		1	1.33		2.75		—	—	22
Fiscal year ended 3-31-2008	16.38	2.96		3	1.26		2.06		—	—	24
Fiscal year ended 3-31-2007	16.82	17.61		2	1.24		1.64		—	—	22
Fiscal year ended 3-31-2006	15.15	10.18		1	1.41		1.99		—	—	27

Prospectus	225

IVY INTERNATIONAL CORE EQUITY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 3-31-2010	$9.54	$0.13	(2)	$5.27	(2)	$5.40	$(0.10)	$—	$(0.10)
Fiscal year ended 3-31-2009	17.11	0.17		(7.22)		(7.05)	(0.19)	(0.33)	(0.52)
Fiscal year ended 3-31-2008	17.63	0.10		0.98		1.08	(0.09)	(1.51)	(1.60)
Fiscal year ended 3-31-2007	15.73	0.10	(2)	2.59	(2)	2.69	(0.06)	(0.73)	(0.79)
Fiscal year ended 3-31-2006	11.61	(0.06)		4.18		4.12	—	—	—
Class B Shares
Fiscal year ended 3-31-2010	8.77	0.02	(2)	4.82	(2)	4.84	(0.02)	—	(0.02)
Fiscal year ended 3-31-2009	15.74	0.05		(6.62)		(6.57)	(0.07)	(0.33)	(0.40)
Fiscal year ended 3-31-2008	16.31	(0.02)		0.88		0.86	—	(1.43)	(1.43)
Fiscal year ended 3-31-2007	14.67	0.00	(2)	2.37	(2)	2.37	—	(0.73)	(0.73)
Fiscal year ended 3-31-2006	10.91	(0.12)		3.88		3.76	—	—	—
Class C Shares
Fiscal year ended 3-31-2010	8.76	0.05	(2)	4.82	(2)	4.87	(0.05)	—	(0.05)
Fiscal year ended 3-31-2009	15.72	0.10		(6.63)		(6.53)	(0.10)	(0.33)	(0.43)
Fiscal year ended 3-31-2008	16.30	0.00	(2)	0.88	(2)	0.88	—	(1.46)	(1.46)
Fiscal year ended 3-31-2007	14.65	(0.01	)(2)	2.39	(2)	2.38	—	(0.73)	(0.73)
Fiscal year ended 3-31-2006	10.90	(0.02)		3.77		3.75	—	—	—
Class E Shares
Fiscal year ended 3-31-2010	9.59	0.16	(2)	5.27	(2)	5.43	(0.12)	—	(0.12)
Fiscal year ended 3-31-2009	17.05	0.16		(7.20)		(7.04)	(0.09)	(0.33)	(0.42)
Fiscal year ended 3-31-2008(4)	17.63	(0.02)		0.98		0.96	(0.03)	(1.51)	(1.54)
Class I Shares
Fiscal year ended 3-31-2010	9.58	0.20	(2)	5.30	(2)	5.50	(0.18)	—	(0.18)
Fiscal year ended 3-31-2009	17.20	0.20		(7.23)		(7.03)	(0.26)	(0.33)	(0.59)
Fiscal year ended 3-31-2008(4)	17.71	0.16		1.01		1.17	(0.17)	(1.51)	(1.68)
Class Y Shares
Fiscal year ended 3-31-2010	9.59	0.04	(2)	5.43	(2)	5.47	(0.14)	—	(0.14)
Fiscal year ended 3-31-2009	17.19	0.19		(7.24)		(7.05)	(0.22)	(0.33)	(0.55)
Fiscal year ended 3-31-2008	17.70	0.15	(2)	0.97	(2)	1.12	(0.12)	(1.51)	(1.63)
Fiscal year ended 3-31-2007	15.79	0.12	(2)	2.59	(2)	2.71	(0.07)	(0.73)	(0.80)
Fiscal year ended 3-31-2006	11.64	(0.06)		4.21		4.15	—	—	—

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)	For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(5)	Annualized.

(6)	For the fiscal year ended March 31, 2008.

226	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 3-31-2010	$14.84	56.68	%(3)	$430	1.59%		1.09%		—%	—%	94%
Fiscal year ended 3-31-2009	9.54	-41.28	(3)	152	1.64		1.44		—	—	108
Fiscal year ended 3-31-2008	17.11	5.39	(3)	222	1.53		0.65		—	—	101
Fiscal year ended 3-31-2007	17.63	17.35	(3)	161	1.56		0.63		—	—	108
Fiscal year ended 3-31-2006	15.73	35.49	(3)	67	1.82		0.14		—	—	90
Class B Shares
Fiscal year ended 3-31-2010	13.59	55.20		17	2.54		0.19		—	—	94
Fiscal year ended 3-31-2009	8.77	-41.84		8	2.55		0.59		—	—	108
Fiscal year ended 3-31-2008	15.74	4.56		16	2.35		-0.09		—	—	101
Fiscal year ended 3-31-2007	16.31	16.39		17	2.35		-0.03		—	—	108
Fiscal year ended 3-31-2006	14.67	34.46		15	2.62		-0.41		—	—	90
Class C Shares
Fiscal year ended 3-31-2010	13.58	55.61		85	2.21		0.47		—	—	94
Fiscal year ended 3-31-2009	8.76	-41.64		30	2.29		0.81		—	—	108
Fiscal year ended 3-31-2008	15.72	4.68		45	2.20		-0.02		—	—	101
Fiscal year ended 3-31-2007	16.30	16.48		34	2.29		-0.08		—	—	108
Fiscal year ended 3-31-2006	14.65	34.40		15	2.58		-0.50		—	—	90
Class E Shares
Fiscal year ended 3-31-2010	14.90	56.68	(3)	2	1.53		1.23		2.53	0.23	94
Fiscal year ended 3-31-2009	9.59	-41.34	(3)	1	1.87		1.22		2.74	0.35	108
Fiscal year ended 3-31-2008(4)	17.05	4.70	(3)	1	2.38	(5)	-0.51	(5)	—	—	101	(6)
Class I Shares
Fiscal year ended 3-31-2010	14.90	57.44		93	1.12		1.55		—	—	94
Fiscal year ended 3-31-2009	9.58	-40.98		33	1.12		1.86		—	—	108
Fiscal year ended 3-31-2008(4)	17.20	5.83		23	1.13	(5)	0.69	(5)	—	—	101	(6)
Class Y Shares
Fiscal year ended 3-31-2010	14.92	57.10		88	1.36		0.82		—	—	94
Fiscal year ended 3-31-2009	9.59	-41.12		11	1.38		1.64		—	—	108
Fiscal year ended 3-31-2008	17.19	5.50		10	1.39		0.77		—	—	101
Fiscal year ended 3-31-2007	17.70	17.47		4	1.45		0.76		—	—	108
Fiscal year ended 3-31-2006	15.79	35.65		1	1.72		0.13		—	—	90

Prospectus	227

IVY INTERNATIONAL GROWTH FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 3-31-2010	$19.83	$0.27	(2)	$9.18	(2)	$9.45	$(0.24)	$—	$(0.24)
Fiscal year ended 3-31-2009	36.27	0.34		(16.52)		(16.18)	(0.26)	—	(0.26)
Fiscal year ended 3-31-2008	34.60	0.15		1.59		1.74	(0.07)	—	(0.07)
Fiscal year ended 3-31-2007	29.74	0.19		4.72		4.91	(0.05)	—	(0.05)
Fiscal year ended 3-31-2006	22.86	0.08		6.97		7.05	(0.17)	—	(0.17)
Class B Shares
Fiscal year ended 3-31-2010	18.06	0.02	(2)	8.29	(2)	8.31	(0.05)	—	(0.05)
Fiscal year ended 3-31-2009	33.04	0.03	(2)	(14.98	)(2)	(14.95)	(0.03)	—	(0.03)
Fiscal year ended 3-31-2008	31.79	(0.23	)(2)	1.48	(2)	1.25	—	—	—
Fiscal year ended 3-31-2007	27.58	(0.15	)(2)	4.36	(2)	4.21	—	—	—
Fiscal year ended 3-31-2006	21.30	(0.17	)(2)	6.45	(2)	6.28	—	—	—
Class C Shares
Fiscal year ended 3-31-2010	18.02	0.01	(2)	8.30	(2)	8.31	(0.06)	—	(0.06)
Fiscal year ended 3-31-2009	32.97	0.05	(2)	(14.94	)(2)	(14.89)	(0.06)	—	(0.06)
Fiscal year ended 3-31-2008	31.71	(0.25)		1.51		1.26	—	—	—
Fiscal year ended 3-31-2007	27.52	(0.15)		4.34		4.19	—	—	—
Fiscal year ended 3-31-2006	21.20	(0.09	)(2)	6.41	(2)	6.32	—	—	—
Class I Shares
Fiscal year ended 3-31-2010	19.98	0.28	(2)	9.35	(2)	9.63	(0.35)	—	(0.35)
Fiscal year ended 3-31-2009	36.57	0.38		(16.60)		(16.22)	(0.37)	—	(0.37)
Fiscal year ended 3-31-2008(4)	34.52	0.10		2.12		2.22	(0.17)	—	(0.17)
Class Y Shares
Fiscal year ended 3-31-2010	19.86	0.28	(2)	9.23	(2)	9.51	(0.31)	—	(0.31)
Fiscal year ended 3-31-2009	36.27	0.35		(16.49)		(16.14)	(0.27)	—	(0.27)
Fiscal year ended 3-31-2008	34.59	0.31		1.42		1.73	(0.05)	—	(0.05)
Fiscal year ended 3-31-2007	29.74	0.28		4.63		4.91	(0.06)	—	(0.06)
Fiscal year ended 3-31-2006	22.86	0.18	(2)	6.87	(2)	7.05	(0.17)	—	(0.17)

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)	For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(5)	Annualized.

(6)	For the fiscal year ended March 31, 2008.

228	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 3-31-2010	$29.04	47.70	%(3)	$120	1.61%		1.04%		—%	—%	80%
Fiscal year ended 3-31-2009	19.83	-44.65	(3)	83	1.57		1.09		—	—	93
Fiscal year ended 3-31-2008	36.27	5.01	(3)	163	1.42		0.35		—	—	103
Fiscal year ended 3-31-2007	34.60	16.51	(3)	165	1.46		0.55		—	—	97
Fiscal year ended 3-31-2006	29.74	30.92	(3)	156	1.59		0.25		—	—	75
Class B Shares
Fiscal year ended 3-31-2010	26.32	46.03		4	2.69		0.06		—	—	80
Fiscal year ended 3-31-2009	18.06	-45.25		4	2.62		0.11		—	—	93
Fiscal year ended 3-31-2008	33.04	3.96		10	2.45		-0.67		—	—	103
Fiscal year ended 3-31-2007	31.79	15.23		11	2.55		-0.53		—	—	97
Fiscal year ended 3-31-2006	27.58	29.48		13	2.74		-0.72		—	—	75
Class C Shares
Fiscal year ended 3-31-2010	26.27	46.15		31	2.62		0.07		—	—	80
Fiscal year ended 3-31-2009	18.02	-45.19		24	2.54		0.16		—	—	93
Fiscal year ended 3-31-2008	32.97	3.97		53	2.42		-0.65		—	—	103
Fiscal year ended 3-31-2007	31.71	15.23		57	2.54		-0.53		—	—	97
Fiscal year ended 3-31-2006	27.52	29.81		56	2.43		-0.39		—	—	75
Class I Shares
Fiscal year ended 3-31-2010	29.26	48.28		36	1.18		1.22		—	—	80
Fiscal year ended 3-31-2009	19.98	-44.42		15	1.18		1.37		—	—	93
Fiscal year ended 3-31-2008(4)	36.57	6.39		21	1.15	(5)	0.32	(5)	—	—	103	(6)
Class Y Shares
Fiscal year ended 3-31-2010	29.06	47.95		3	1.42		1.16		1.48	1.10	80
Fiscal year ended 3-31-2009	19.86	-44.55		2	1.43		1.21		1.50	1.14	93
Fiscal year ended 3-31-2008	36.27	4.99		3	1.44		0.31		—	—	103
Fiscal year ended 3-31-2007	34.59	16.50		5	1.46		0.65		—	—	97
Fiscal year ended 3-31-2006	29.74	30.95		6	1.58		0.81		—	—	75

Prospectus	229

IVY LARGE CAP GROWTH FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 3-31-2010	$8.71	$0.04	(2)	$3.15	(2)	$3.19	$(0.05)	$—	$(0.05)
Fiscal year ended 3-31-2009	13.17	0.04	(2)	(4.49	)(2)	(4.45)	(0.01)	—	(0.01)
Fiscal year ended 3-31-2008	11.82	(0.02	)(2)	1.49	(2)	1.47	—	(0.12)	(0.12)
Fiscal year ended 3-31-2007	11.61	(0.03)		0.24		0.21	—	—	—
Fiscal year ended 3-31-2006	9.54	(0.06)		2.13		2.07	—	—	—
Class B Shares
Fiscal year ended 3-31-2010	7.82	(0.09	)(2)	2.82	(2)	2.73	—	—	—
Fiscal year ended 3-31-2009	11.98	(0.10	)(2)	(4.06	)(2)	(4.16)	—	—	—
Fiscal year ended 3-31-2008	10.89	(0.16)		1.37		1.21	—	(0.12)	(0.12)
Fiscal year ended 3-31-2007	10.83	(0.12)		0.18		0.06	—	—	—
Fiscal year ended 3-31-2006	8.99	(0.14)		1.98		1.84	—	—	—
Class C Shares
Fiscal year ended 3-31-2010	8.09	(0.05	)(2)	2.91	(2)	2.86	—	—	—
Fiscal year ended 3-31-2009	12.33	(0.05	)(2)	(4.19	)(2)	(4.24)	—	—	—
Fiscal year ended 3-31-2008	11.18	(0.13	)(2)	1.40	(2)	1.27	—	(0.12)	(0.12)
Fiscal year ended 3-31-2007	11.09	(0.12)		0.21		0.09	—	—	—
Fiscal year ended 3-31-2006	9.18	(0.10)		2.01		1.91	—	—	—
Class E Shares
Fiscal year ended 3-31-2010	8.70	0.03	(2)	3.16	(2)	3.19	(0.05)	—	(0.05)
Fiscal year ended 3-31-2009	13.16	0.04	(2)	(4.49	)(2)	(4.45)	(0.01)	—	(0.01)
Fiscal year ended 3-31-2008(4)	11.84	(0.02	)(2)	1.46	(2)	1.44	—	(0.12)	(0.12)
Class I Shares
Fiscal year ended 3-31-2010	8.91	0.06	(2)	3.22	(2)	3.28	(0.07)	—	(0.07)
Fiscal year ended 3-31-2009	13.46	0.06	(2)	(4.58	)(2)	(4.52)	(0.03)	—	(0.03)
Fiscal year ended 3-31-2008(4)	11.99	0.01	(2)	1.58	(2)	1.59	—	(0.12)	(0.12)
Class R Shares
Fiscal year ended 3-31-2010	8.63	0.00	(2)	3.12	(2)	3.12	(0.01)	—	(0.01)
Fiscal year ended 3-31-2009	13.08	0.02	(2)	(4.47	)(2)	(4.45)	—	—	—
Fiscal year ended 3-31-2008	11.78	(0.06	)(2)	1.48	(2)	1.42	—	(0.12)	(0.12)
Fiscal year ended 3-31-2007	11.60	(0.06)		0.24		0.18	—	—	—
Fiscal year ended 3-31-2006(7)	11.27	(0.03)		0.36		0.33	—	—	—
Class Y Shares
Fiscal year ended 3-31-2010	8.83	0.05	(2)	3.19	(2)	3.24	(0.06)	—	(0.06)
Fiscal year ended 3-31-2009	13.35	0.05	(2)	(4.55	)(2)	(4.50)	(0.02)	—	(0.02)
Fiscal year ended 3-31-2008	11.97	(0.01	)(2)	1.51	(2)	1.50	—	(0.12)	(0.12)
Fiscal year ended 3-31-2007	11.74	(0.01)		0.24		0.23	—	—	—
Fiscal year ended 3-31-2006	9.62	(0.04)		2.16		2.12	—	—	—

*	Not shown due to rounding.

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)	For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(5)	Annualized.

(6)	For the fiscal year ended March 31, 2008.

(7)	For the period from December 29, 2005 (commencement of operations of the class) through March 31, 2006.

(8)	For the fiscal year ended March 31, 2006.

230	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)		Portfolio Turnover Rate
Class A Shares
Fiscal year ended 3-31-2010	$11.85	36.63	%(3)	$464		1.15%		0.33%		1.30%		0.18%		60%
Fiscal year ended 3-31-2009	8.71	-33.80	(3)	335		1.15		0.40		1.34		0.21		76
Fiscal year ended 3-31-2008	13.17	12.32	(3)	278		1.15		-0.13		1.29		-0.27		79
Fiscal year ended 3-31-2007	11.82	1.81	(3)	162		1.20		-0.44		1.39		-0.44		93
Fiscal year ended 3-31-2006	11.61	21.70	(3)	157		1.41		-0.62		—		—		79
Class B Shares
Fiscal year ended 3-31-2010	10.55	34.91		9		2.41		-0.94		—		—		60
Fiscal year ended 3-31-2009	7.82	-34.73		7		2.49		-1.01		—		—		76
Fiscal year ended 3-31-2008	11.98	10.98		13		2.32		-1.28		—		—		79
Fiscal year ended 3-31-2007	10.89	0.55		12		2.42		-1.48		—		—		93
Fiscal year ended 3-31-2006	10.83	20.47		11		2.45		-1.65		—		—		79
Class C Shares
Fiscal year ended 3-31-2010	10.95	35.35		50		2.02		-0.54		—		—		60
Fiscal year ended 3-31-2009	8.09	-34.39		33		2.08		-0.54		—		—		76
Fiscal year ended 3-31-2008	12.33	11.23		34		2.07		-1.04		—		—		79
Fiscal year ended 3-31-2007	11.18	0.81		19		2.18		-1.23		—		—		93
Fiscal year ended 3-31-2006	11.09	20.81		17		2.21		-1.42		—		—		79
Class E Shares
Fiscal year ended 3-31-2010	11.84	36.67	(3)	1		1.15		0.31		2.05		-0.59		60
Fiscal year ended 3-31-2009	8.70	-33.83	(3)	1		1.15		0.38		2.27		-0.74		76
Fiscal year ended 3-31-2008(4)	13.16	12.05	(3)	—	*	1.15	(5)	-0.13	(5)	1.75	(5)	-0.73	(5)	79	(6)
Class I Shares
Fiscal year ended 3-31-2010	12.12	36.86		270		0.92		0.56		—		—		60
Fiscal year ended 3-31-2009	8.91	-33.61		102		0.92		0.87		—		—		76
Fiscal year ended 3-31-2008(4)	13.46	13.15		2		0.96	(5)	0.09	(5)	—		—		79	(6)
Class R Shares
Fiscal year ended 3-31-2010	11.74	36.18		13		1.46		0.00		—		—		60
Fiscal year ended 3-31-2009	8.63	-34.02		4		1.47		0.15		—		—		76
Fiscal year ended 3-31-2008	13.08	11.94		1		1.49		-0.48		—		—		79
Fiscal year ended 3-31-2007	11.78	1.55		—	*	1.51		-0.57		—		—		93
Fiscal year ended 3-31-2006(7)	11.60	2.93		—	*	1.56	(5)	-0.88	(5)	—		—		79	(8)
Class Y Shares
Fiscal year ended 3-31-2010	12.01	36.69		112		1.06		0.41		1.17		0.30		60
Fiscal year ended 3-31-2009	8.83	-33.74		79		1.06		0.42		1.19		0.29		76
Fiscal year ended 3-31-2008	13.35	12.42		109		1.06		-0.04		1.19		-0.17		79
Fiscal year ended 3-31-2007	11.97	1.96		59		1.08		-0.13		1.19		-0.24		93
Fiscal year ended 3-31-2006	11.74	22.04		66		1.20		-0.40		1.21		-0.41		79

Prospectus	231

IVY LIMITED-TERM BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 3-31-2010	$10.77	$0.31	(2)	$0.33	(2)	$0.64	$(0.32)	$(0.03)	$(0.35)
Fiscal year ended 3-31-2009	10.48	0.31		0.29		0.60	(0.31)	—	(0.31)
Fiscal year ended 3-31-2008	10.15	0.38		0.33		0.71	(0.38)	—	(0.38)
Fiscal year ended 3-31-2007	10.00	0.33		0.15		0.48	(0.33)	—	(0.33)
Fiscal year ended 3-31-2006	10.14	0.30		(0.14)		0.16	(0.30)	—	(0.30)
Class B Shares
Fiscal year ended 3-31-2010	10.77	0.22	(2)	0.33	(2)	0.55	(0.23)	(0.03)	(0.26)
Fiscal year ended 3-31-2009	10.48	0.23		0.29		0.52	(0.23)	—	(0.23)
Fiscal year ended 3-31-2008	10.15	0.29		0.33		0.62	(0.29)	—	(0.29)
Fiscal year ended 3-31-2007	10.00	0.24		0.15		0.39	(0.24)	—	(0.24)
Fiscal year ended 3-31-2006	10.14	0.21		(0.14)		0.07	(0.21)	—	(0.21)
Class C Shares
Fiscal year ended 3-31-2010	10.77	0.24	(2)	0.33	(2)	0.57	(0.25)	(0.03)	(0.28)
Fiscal year ended 3-31-2009	10.48	0.24		0.29		0.53	(0.24)	—	(0.24)
Fiscal year ended 3-31-2008	10.15	0.29		0.33		0.62	(0.29)	—	(0.29)
Fiscal year ended 3-31-2007	10.00	0.24		0.15		0.39	(0.24)	—	(0.24)
Fiscal year ended 3-31-2006	10.14	0.21		(0.14)		0.07	(0.21)	—	(0.21)
Class E Shares
Fiscal year ended 3-31-2010	10.77	0.31	(2)	0.34	(2)	0.65	(0.33)	(0.03)	(0.36)
Fiscal year ended 3-31-2009	10.48	0.34		0.29		0.63	(0.34)	—	(0.34)
Fiscal year ended 3-31-2008(4)	10.15	0.40		0.33		0.73	(0.40)	—	(0.40)
Class I Shares
Fiscal year ended 3-31-2010	10.77	0.35	(2)	0.33	(2)	0.68	(0.36)	(0.03)	(0.39)
Fiscal year ended 3-31-2009	10.48	0.35		0.29		0.64	(0.35)	—	(0.35)
Fiscal year ended 3-31-2008(4)	10.15	0.49		0.33		0.82	(0.49)	—	(0.49)
Class Y Shares
Fiscal year ended 3-31-2010	10.77	0.32	(2)	0.33	(2)	0.65	(0.33)	(0.03)	(0.36)
Fiscal year ended 3-31-2009	10.48	0.32		0.29		0.61	(0.32)	—	(0.32)
Fiscal year ended 3-31-2008	10.15	0.39		0.33		0.72	(0.39)	—	(0.39)
Fiscal year ended 3-31-2007	10.00	0.34		0.15		0.49	(0.34)	—	(0.34)
Fiscal year ended 3-31-2006	10.14	0.31		(0.14)		0.17	(0.31)	—	(0.31)

*	Not shown due to rounding.

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)	For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(5)	Annualized.

(6)	For the fiscal year ended March 31, 2008.

232	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(1)		Portfolio Turnover Rate
Class A Shares
Fiscal year ended 3-31-2010	$11.06	6.03	%(3)	$570		1.00%		2.84%		—%		—%		33%
Fiscal year ended 3-31-2009	10.77	5.89	(3)	289		0.91		2.89		1.06		2.74		20
Fiscal year ended 3-31-2008	10.48	7.13	(3)	72		1.19		3.70		1.27		3.62		86
Fiscal year ended 3-31-2007	10.15	4.89	(3)	35		1.33		3.30		—		—		41
Fiscal year ended 3-31-2006	10.00	1.59	(3)	33		1.31		2.98		—		—		28
Class B Shares
Fiscal year ended 3-31-2010	11.06	5.16		21		1.82		2.06		—		—		33
Fiscal year ended 3-31-2009	10.77	5.04		20		1.73		2.08		1.88		1.93		20
Fiscal year ended 3-31-2008	10.48	6.21		6		2.07		2.83		2.15		2.75		86
Fiscal year ended 3-31-2007	10.15	3.94		5		2.23		2.39		—		—		41
Fiscal year ended 3-31-2006	10.00	0.68		5		2.22		2.06		—		—		28
Class C Shares
Fiscal year ended 3-31-2010	11.06	5.27		213		1.71		2.14		—		—		33
Fiscal year ended 3-31-2009	10.77	5.11		157		1.59		2.12		1.74		1.97		20
Fiscal year ended 3-31-2008	10.48	6.19		15		2.09		2.81		2.17		2.73		86
Fiscal year ended 3-31-2007	10.15	3.98		12		2.20		2.42		—		—		41
Fiscal year ended 3-31-2006	10.00	0.73		13		2.17		2.12		—		—		28
Class E Shares
Fiscal year ended 3-31-2010	11.06	6.07	(3)	—	*	0.98		2.78		—		—		33
Fiscal year ended 3-31-2009	10.77	6.15	(3)	—	*	0.73		3.21		0.88		3.06		20
Fiscal year ended 3-31-2008(4)	10.48	7.31	(3)	—	*	0.98	(5)	3.93	(5)	1.06	(5)	3.85	(5)	86	(6)
Class I Shares
Fiscal year ended 3-31-2010	11.06	6.35		37		0.73		3.09		—		—		33
Fiscal year ended 3-31-2009	10.77	6.26		6		0.57		3.22		0.72		3.07		20
Fiscal year ended 3-31-2008(4)	10.48	8.31		—	*	0.89	(5)	4.02	(5)	0.97	(5)	3.94	(5)	86	(6)
Class Y Shares
Fiscal year ended 3-31-2010	11.06	6.07		57		0.98		2.87		—		—		33
Fiscal year ended 3-31-2009	10.77	5.95		37		0.86		2.89		1.01		2.74		20
Fiscal year ended 3-31-2008	10.48	7.25		2		1.09		3.79		1.17		3.71		86
Fiscal year ended 3-31-2007	10.15	5.06		1		1.17		3.44		—		—		41
Fiscal year ended 3-31-2006	10.00	1.72		2		1.19		3.10		—		—		28

Prospectus	233

IVY MANAGED EUROPEAN/PACIFIC FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Distributions from Return of Capital
Class A Shares
Fiscal year ended 3-31-2010	$4.90	$(0.03	)(2)	$2.94	(2)	$2.91	$— *	$—	$(0.01)
Fiscal year ended 3-31-2009	9.81	0.19		(4.46)		(4.27)	(0.31)	(0.33)	—
Fiscal year ended 3-31-2008(4)	10.00	0.47	(2)	(0.15	)(2)	0.32	(0.51)	—	—
Class B Shares
Fiscal year ended 3-31-2010	4.86	(0.08	)(2)	2.93	(2)	2.85	—	—	—
Fiscal year ended 3-31-2009	9.78	0.12		(4.46)		(4.34)	(0.25)	(0.33)	—
Fiscal year ended 3-31-2008(4)	10.00	0.44	(2)	(0.21	)(2)	0.23	(0.45)	—	—
Class C Shares
Fiscal year ended 3-31-2010	4.87	(0.07	)(2)	2.93	(2)	2.86	— *	—	— *
Fiscal year ended 3-31-2009	9.79	0.13		(4.46)		(4.33)	(0.26)	(0.33)	—
Fiscal year ended 3-31-2008(4)	10.00	0.45	(2)	(0.21	)(2)	0.24	(0.45)	—	—
Class I Shares
Fiscal year ended 3-31-2010	4.92	(0.01	)(2)	2.95	(2)	2.94	— *	—	(0.02)
Fiscal year ended 3-31-2009	9.82	0.21		(4.45)		(4.24)	(0.33)	(0.33)	—
Fiscal year ended 3-31-2008(4)	10.00	0.52	(2)	(0.16	)(2)	0.36	(0.54)	—	—
Class Y Shares
Fiscal year ended 3-31-2010	4.91	(0.01	)(2)	2.92	(2)	2.91	— *	—	(0.01)
Fiscal year ended 3-31-2009	9.81	0.19		(4.45)		(4.26)	(0.31)	(0.33)	—
Fiscal year ended 3-31-2008(4)	10.00	0.49	(2)	(0.16	)(2)	0.33	(0.52)	—	—

*	Not shown due to rounding.

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)	For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(5)	Annualized.

234	Prospectus

	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(1)		Portfolio Turnover Rate
Class A Shares
Fiscal year ended 3-31-2010	$(0.01)	$7.80	59.43	%(3)	$75		0.66%		-0.21%		—%		—%		13%
Fiscal year ended 3-31-2009	(0.64)	4.90	-43.93	(3)	39		0.72		2.51		—		—		25
Fiscal year ended 3-31-2008(4)	(0.51)	9.81	2.67	(3)	54		0.88	(5)	6.52	(5)	0.89	(5)	6.51	(5)	—	*
Class B Shares
Fiscal year ended 3-31-2010	—	7.71	58.64		2		1.60		-1.14		—		—		13
Fiscal year ended 3-31-2009	(0.58)	4.86	-44.75		1		1.70		1.53		—		—		25
Fiscal year ended 3-31-2008(4)	(0.45)	9.78	1.87		1		1.77	(5)	5.43	(5)	1.78	(5)	5.42	(5)	—	*
Class C Shares
Fiscal year ended 3-31-2010	— *	7.73	58.76		2		1.43		-0.97		—		—		13
Fiscal year ended 3-31-2009	(0.59)	4.87	-44.59		1		1.52		1.53		—		—		25
Fiscal year ended 3-31-2008(4)	(0.45)	9.79	1.90		3		1.65	(5)	6.18	(5)	1.66	(5)	6.17	(5)	—	*
Class I Shares
Fiscal year ended 3-31-2010	(0.02)	7.84	59.76		—	*	0.23		0.20		—		—		13
Fiscal year ended 3-31-2009	(0.66)	4.92	-43.56		—	*	0.27		2.73		—		—		25
Fiscal year ended 3-31-2008(4)	(0.54)	9.82	3.07		—	*	0.55	(5)	4.67	(5)	0.56	(5)	4.66	(5)	—	*
Class Y Shares
Fiscal year ended 3-31-2010	(0.01)	7.81	59.32		—	*	0.55		0.05		—		—		13
Fiscal year ended 3-31-2009	(0.64)	4.91	-43.84		—	*	0.73		2.45		—		—		25
Fiscal year ended 3-31-2008(4)	(0.52)	9.81	2.77		—	*	0.81	(5)	4.76	(5)	0.82	(5)	4.75	(5)	—	*

Prospectus	235

IVY MANAGED INTERNATIONAL OPPORTUNITIES FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Distributions from Return of Capital
Class A Shares
Fiscal year ended 3-31-2010	$5.62	$0.01	(2)	$2.85	(2)	$2.86	$(0.02)	$—	$(0.02)
Fiscal year ended 3-31-2009	10.06	0.21		(4.21)		(4.00)	(0.27)	(0.15)	(0.02)
Fiscal year ended 3-31-2008(4)	10.00	0.35	(2)	0.04	(2)	0.39	(0.33)	—	—
Class B Shares
Fiscal year ended 3-31-2010	5.59	(0.04	)(2)	2.83	(2)	2.79	—	—	—
Fiscal year ended 3-31-2009	10.04	0.16	(2)	(4.23	)(2)	(4.07)	(0.21)	(0.15)	(0.02)
Fiscal year ended 3-31-2008(4)	10.00	0.33	(2)	(0.02	)(2)	0.31	(0.27)	—	—
Class C Shares
Fiscal year ended 3-31-2010	5.59	(0.03	)(2)	2.84	(2)	2.81	—	—	—
Fiscal year ended 3-31-2009	10.04	0.15	(2)	(4.22	)(2)	(4.07)	(0.21)	(0.15)	(0.02)
Fiscal year ended 3-31-2008(4)	10.00	0.30	(2)	0.02	(2)	0.32	(0.28)	—	—
Class I Shares
Fiscal year ended 3-31-2010	5.63	0.02	(2)	2.87	(2)	2.89	(0.03)	—	(0.03)
Fiscal year ended 3-31-2009	10.07	0.24		(4.21)		(3.97)	(0.30)	(0.15)	(0.02)
Fiscal year ended 3-31-2008(4)	10.00	0.41	(2)	0.02	(2)	0.43	(0.36)	—	—
Class Y Shares
Fiscal year ended 3-31-2010	5.61	0.01	(2)	2.85	(2)	2.86	(0.02)	—	(0.02)
Fiscal year ended 3-31-2009	10.06	0.22		(4.22)		(4.00)	(0.28)	(0.15)	(0.02)
Fiscal year ended 3-31-2008(4)	10.00	0.37	(2)	0.03	(2)	0.40	(0.34)	—	—

*	Not shown due to rounding.

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)	For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(5)	Annualized.

236	Prospectus

	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(1)		Portfolio Turnover Rate
Class A Shares
Fiscal year ended 3-31-2010	$(0.04)	$8.44	50.82	%(3)	$152		0.55%		0.30%		—%		—%		9%
Fiscal year ended 3-31-2009	(0.44)	5.62	-40.20	(3)	84		0.57		2.85		—		—		16
Fiscal year ended 3-31-2008(4)	(0.33)	10.06	3.75	(3)	100		0.67	(5)	4.67	(5)	0.68	(5)	4.66	(5)	—
Class B Shares
Fiscal year ended 3-31-2010	—	8.38	49.91		4		1.43		-0.58		—		—		9
Fiscal year ended 3-31-2009	(0.38)	5.59	-40.93		3		1.41		1.92		—		—		16
Fiscal year ended 3-31-2008(4)	(0.27)	10.04	2.98		4		1.48	(5)	4.05	(5)	1.49	(5)	4.04	(5)	—
Class C Shares
Fiscal year ended 3-31-2010	—	8.40	50.27		5		1.32		-0.46		—		—		9
Fiscal year ended 3-31-2009	(0.38)	5.59	-40.91		3		1.35		2.19		—		—		16
Fiscal year ended 3-31-2008(4)	(0.28)	10.04	3.05		4		1.44	(5)	3.70	(5)	1.45	(5)	3.69	(5)	—
Class I Shares
Fiscal year ended 3-31-2010	(0.06)	8.46	51.31		—	*	0.16		0.66		—		—		9
Fiscal year ended 3-31-2009	(0.47)	5.63	-39.86		—	*	0.18		3.08		—		—		16
Fiscal year ended 3-31-2008(4)	(0.36)	10.07	4.10		—	*	0.36	(5)	3.81	(5)	0.37	(5)	3.80	(5)	—
Class Y Shares
Fiscal year ended 3-31-2010	(0.04)	8.43	50.91		—	*	0.55		0.28		0.58		0.25		9
Fiscal year ended 3-31-2009	(0.45)	5.61	-40.21		—	*	0.59		2.56		0.60		2.55		16
Fiscal year ended 3-31-2008(4)	(0.34)	10.06	3.81		—	*	0.64	(5)	3.83	(5)	0.65	(5)	3.82	(5)	—

Prospectus	237

IVY MICRO CAP GROWTH FUND

	Net Asset Value, Beginning of Period	Net Investment Loss		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 3-31-2010	$9.77	$(0.29	)(2)	$6.69	(2)	$6.40	$—	$(0.39)	$(0.39)
Fiscal year ended 3-31-2009(4)	10.00	(0.02)		(0.21)		(0.23)	—	—	—
Class B Shares
Fiscal year ended 3-31-2010	9.76	(0.51	)(2)	6.66	(2)	6.15	—	(0.28)	(0.28)
Fiscal year ended 3-31-2009(4)	10.00	(0.04)		(0.20)		(0.24)	—	—	—
Class C Shares
Fiscal year ended 3-31-2010	9.76	(0.44	)(2)	6.68	(2)	6.24	—	(0.31)	(0.31)
Fiscal year ended 3-31-2009(4)	10.00	(0.03)		(0.21)		(0.24)	—	—	—
Class I Shares
Fiscal year ended 3-31-2010	9.77	(0.24	)(2)	6.68	(2)	6.44	—	(0.42)	(0.42)
Fiscal year ended 3-31-2009(4)	10.00	(0.02)		(0.21)		(0.23)	—	—	—
Class Y Shares
Fiscal year ended 3-31-2010	9.77	(0.31	)(2)	6.63	(2)	6.32	—	(0.39)	(0.39)
Fiscal year ended 3-31-2009(4)	10.00	(0.02)		(0.21)		(0.23)	—	—	—

*	Not shown due to rounding.

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)	For the period from February 17, 2009 (commencement of operations of the class) through March 31, 2009.

(5)	Annualized.

238	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Loss to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 3-31-2010	$15.78	66.16	%(3)	$28		2.17%		-2.08%		2.79%	-2.70%	94%
Fiscal year ended 3-31-2009(4)	9.77	-2.30	(3)	3		2.55	(5)	-2.38	(5)	—	—	5
Class B Shares
Fiscal year ended 3-31-2010	15.63	63.49		—	*	3.91		-3.82		4.13	-4.04	94
Fiscal year ended 3-31-2009(4)	9.76	-2.40		—	*	3.49	(5)	-3.32	(5)	—	—	5
Class C Shares
Fiscal year ended 3-31-2010	15.69	64.45		1		3.29		-3.19		3.51	-3.41	94
Fiscal year ended 3-31-2009(4)	9.76	-2.40		—	*	3.24	(5)	-3.07	(5)	—	—	5
Class I Shares
Fiscal year ended 3-31-2010	15.79	66.68		—	*	1.89		-1.79		2.23	-2.13	94
Fiscal year ended 3-31-2009(4)	9.77	-2.30		—	*	1.97	(5)	-1.80	(5)	—	—	5
Class Y Shares
Fiscal year ended 3-31-2010	15.70	65.38		—	*	2.35		-2.27		2.57	-2.49	94
Fiscal year ended 3-31-2009(4)	9.77	-2.30		—	*	2.21	(5)	-2.03	(5)	—	—	5

Prospectus	239

IVY MID CAP GROWTH FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 3-31-2010	$8.57	$(0.06	)(2)	$5.44	(2)	$5.38	$—	$—	$—
Fiscal year ended 3-31-2009	12.77	(0.05)		(4.15)		(4.20)	—	—	—
Fiscal year ended 3-31-2008	13.07	(0.09)		(0.21)		(0.30)	—	—	—
Fiscal year ended 3-31-2007	12.59	(0.06)		0.54		0.48	—	—	—
Fiscal year ended 3-31-2006	9.99	(0.04)		2.64		2.60	—	—	—
Class B Shares
Fiscal year ended 3-31-2010	7.81	(0.16	)(2)	4.93	(2)	4.77	—	—	—
Fiscal year ended 3-31-2009	11.79	(0.17	)(2)	(3.81	)(2)	(3.98)	—	—	—
Fiscal year ended 3-31-2008	12.18	(0.30)		(0.09)		(0.39)	—	—	—
Fiscal year ended 3-31-2007	11.85	(0.23)		0.56		0.33	—	—	—
Fiscal year ended 3-31-2006	9.50	(0.18)		2.53		2.35	—	—	—
Class C Shares
Fiscal year ended 3-31-2010	8.06	(0.14	)(2)	5.12	(2)	4.98	—	—	—
Fiscal year ended 3-31-2009	12.09	(0.19)		(3.84)		(4.03)	—	—	—
Fiscal year ended 3-31-2008	12.48	(0.25)		(0.14)		(0.39)	—	—	—
Fiscal year ended 3-31-2007	12.10	(0.19)		0.57		0.38	—	—	—
Fiscal year ended 3-31-2006	9.67	(0.12)		2.55		2.43	—	—	—
Class E Shares
Fiscal year ended 3-31-2010	8.48	(0.05	)(2)	5.38	(2)	5.33	—	—	—
Fiscal year ended 3-31-2009	12.68	(0.06)		(4.14)		(4.20)	—	—	—
Fiscal year ended 3-31-2008(4)	13.13	(0.22	)(2)	(0.23	)(2)	(0.45)	—	—	—
Class I Shares
Fiscal year ended 3-31-2010	8.81	0.00	(2)	5.61	(2)	5.61	—	—	—
Fiscal year ended 3-31-2009	13.07	0.00		(4.26)		(4.26)	—	—	—
Fiscal year ended 3-31-2008(4)	13.28	(0.03	)(2)	(0.18	)(2)	(0.21)	—	—	—
Class R Shares
Fiscal year ended 3-31-2010	8.54	(0.07	)(2)	5.43	(2)	5.36	—	—	—
Fiscal year ended 3-31-2009	12.73	(0.06)		(4.13)		(4.19)	—	—	—
Fiscal year ended 3-31-2008	13.05	(0.10)		(0.22)		(0.32)	—	—	—
Fiscal year ended 3-31-2007	12.58	(0.07)		0.54		0.47	—	—	—
Fiscal year ended 3-31-2006(7)	11.77	0.02		0.79		0.81	—	—	—
Class Y Shares
Fiscal year ended 3-31-2010	8.74	(0.01	)(2)	5.56	(2)	5.55	—	—	—
Fiscal year ended 3-31-2009	12.97	(0.01)		(4.22)		(4.23)	—	—	—
Fiscal year ended 3-31-2008	13.23	(0.07)		(0.19)		(0.26)	—	—	—
Fiscal year ended 3-31-2007	12.70	(0.03)		0.56		0.53	—	—	—
Fiscal year ended 3-31-2006	10.04	0.05	(2)	2.61	(2)	2.66	—	—	—

*	Not shown due to rounding.

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)	For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(5)	Annualized.

(6)	For the fiscal year ended March 31, 2008.

(7)	For the period from December 29, 2005 (commencement of operations of the class) through March 31, 2006.

(8)	For the fiscal year ended March 31, 2006.

240	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 3-31-2010	$13.95	62.78	%(3)	$162		1.65%		-0.51%		1.67%	-0.53%	40%
Fiscal year ended 3-31-2009	8.57	-32.89	(3)	75		1.65		-0.39		1.78	-0.52	49
Fiscal year ended 3-31-2008	12.77	-2.37	(3)	108		1.60		-0.67		—	—	42
Fiscal year ended 3-31-2007	13.07	3.89	(3)	104		1.59		-0.48		—	—	25
Fiscal year ended 3-31-2006	12.59	26.03	(3)	105		1.62		-0.30		—	—	28
Class B Shares
Fiscal year ended 3-31-2010	12.58	61.08		7		2.68		-1.53		—	—	40
Fiscal year ended 3-31-2009	7.81	-33.76		4		2.92		-1.69		—	—	49
Fiscal year ended 3-31-2008	11.79	-3.20		9		2.56		-1.62		—	—	42
Fiscal year ended 3-31-2007	12.18	2.79		11		2.62		-1.52		—	—	25
Fiscal year ended 3-31-2006	11.85	24.74		12		2.70		-1.43		—	—	28
Class C Shares
Fiscal year ended 3-31-2010	13.04	61.79		17		2.35		-1.21		2.38	-1.24	40
Fiscal year ended 3-31-2009	8.06	-33.33		6		2.35		-1.10		2.59	-1.34	49
Fiscal year ended 3-31-2008	12.09	-3.13		10		2.35		-1.41		2.38	-1.44	42
Fiscal year ended 3-31-2007	12.48	3.14		12		2.35		-1.25		2.42	-1.32	25
Fiscal year ended 3-31-2006	12.10	25.13		14		2.35		-1.09		2.40	-1.14	28
Class E Shares
Fiscal year ended 3-31-2010	13.81	62.85	(3)	1		1.60		-0.46		2.60	-1.46	40
Fiscal year ended 3-31-2009	8.48	-33.12	(3)	—	*	1.99		-0.71		3.12	-1.84	49
Fiscal year ended 3-31-2008(4)	12.68	-3.43	(3)	—	*	2.52	(5)	-1.61	(5)	—	—	42	(6)
Class I Shares
Fiscal year ended 3-31-2010	14.42	63.68		6		1.14		-0.03		—	—	40
Fiscal year ended 3-31-2009	8.81	-32.59		—	*	1.17		0.09		—	—	49
Fiscal year ended 3-31-2008(4)	13.07	-1.58		1		1.17	(5)	-0.23	(5)	—	—	42	(6)
Class R Shares
Fiscal year ended 3-31-2010	13.90	62.76		4		1.67		-0.57		—	—	40
Fiscal year ended 3-31-2009	8.54	-32.91		—	*	1.72		-0.45		—	—	49
Fiscal year ended 3-31-2008	12.73	-2.45		—	*	1.68		-0.75		—	—	42
Fiscal year ended 3-31-2007	13.05	3.74		—	*	1.71		-0.59		—	—	25
Fiscal year ended 3-31-2006(7)	12.58	6.68		—	*	1.75	(5)	0.73	(5)	—	—	28	(8)
Class Y Shares
Fiscal year ended 3-31-2010	14.29	63.50		54		1.25		-0.11		1.38	-0.24	40
Fiscal year ended 3-31-2009	8.74	-32.61		9		1.25		0.00		1.40	-0.15	49
Fiscal year ended 3-31-2008	12.97	-1.97		12		1.25		-0.33		1.40	-0.48	42
Fiscal year ended 3-31-2007	13.23	4.17		10		1.25		-0.15		1.42	-0.32	25
Fiscal year ended 3-31-2006	12.70	26.50		9		1.25		0.43		1.43	0.25	28

Prospectus	241

IVY MONEY MARKET FUND

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains		Total Distributions
Class A Shares
Fiscal year ended 3-31-2010	$1.00	$0.01	(2)	$0.00	(2)	$0.01	$(0.01)	$—	*	$(0.01)
Fiscal year ended 3-31-2009	1.00	0.02	(2)	0.00	(2)	0.02	(0.02)	—		(0.02)
Fiscal year ended 3-31-2008	1.00	0.04	(2)	0.00	(2)	0.04	(0.04)	—		(0.04)
Fiscal year ended 3-31-2007	1.00	0.04		0.00		0.04	(0.04)	—		(0.04)
Fiscal year ended 3-31-2006	1.00	0.03		0.00		0.03	(0.03)	—		(0.03)
Class B Shares(3)
Fiscal year ended 3-31-2010	1.00	0.00	(2)	0.00	(2)	0.00	— *	—	*	— *
Fiscal year ended 3-31-2009	1.00	0.01	(2)	0.00	(2)	0.01	(0.01)	—		(0.01)
Fiscal year ended 3-31-2008	1.00	0.03	(2)	0.00	(2)	0.03	(0.03)	—		(0.03)
Fiscal year ended 3-31-2007	1.00	0.03		0.00		0.03	(0.03)	—		(0.03)
Fiscal year ended 3-31-2006	1.00	0.02		0.00		0.02	(0.02)	—		(0.02)
Class C Shares(3)
Fiscal year ended 3-31-2010	1.00	0.00	(2)	0.00	(2)	0.00	— *	—	*	— *
Fiscal year ended 3-31-2009	1.00	0.01	(2)	0.00	(2)	0.01	(0.01)	—		(0.01)
Fiscal year ended 3-31-2008	1.00	0.03	(2)	0.00	(2)	0.03	(0.03)	—		(0.03)
Fiscal year ended 3-31-2007	1.00	0.03		0.00		0.03	(0.03)	—		(0.03)
Fiscal year ended 3-31-2006	1.00	0.02		0.00		0.02	(0.02)	—		(0.02)
Class E Shares
Fiscal year ended 3-31-2010	1.00	0.00	(2)	0.00	(2)	0.00	— *	—	*	— *
Fiscal year ended 3-31-2009	1.00	0.01	(2)	0.00	(2)	0.01	(0.01)	—		(0.01)
Fiscal year ended 3-31-2008(4)	1.00	0.04	(2)	0.00	(2)	0.04	(0.04)	—		(0.04)

*	Not shown due to rounding.

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	These shares are not available for direct investment. However, they are available by exchange from Class B or Class C shares of another Ivy Fund.

(4)	For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(5)	Annualized.

242	Prospectus

	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)
Class A Shares
Fiscal year ended 3-31-2010	$1.00	0.53%	$195	0.65%		0.50%		0.65%	0.50%
Fiscal year ended 3-31-2009	1.00	1.65	219	0.73		1.51		—	—
Fiscal year ended 3-31-2008	1.00	4.19	91	0.88		4.02		—	—
Fiscal year ended 3-31-2007	1.00	4.44	59	0.88		4.38		0.98	4.28
Fiscal year ended 3-31-2006	1.00	2.87	44	0.91		2.87		1.06	2.72
Class B Shares(3)
Fiscal year ended 3-31-2010	1.00	0.16	9	1.07		0.16		1.75	-0.52
Fiscal year ended 3-31-2009	1.00	0.74	19	1.61		0.58		1.70	0.49
Fiscal year ended 3-31-2008	1.00	3.25	7	1.80		3.01		—	—
Fiscal year ended 3-31-2007	1.00	3.44	4	1.86		3.43		—	—
Fiscal year ended 3-31-2006	1.00	1.82	2	1.95		1.86		—	—
Class C Shares(3)
Fiscal year ended 3-31-2010	1.00	0.16	39	1.08		0.16		1.67	-0.43
Fiscal year ended 3-31-2009	1.00	0.78	91	1.58		0.58		1.63	0.53
Fiscal year ended 3-31-2008	1.00	3.31	18	1.73		3.03		—	—
Fiscal year ended 3-31-2007	1.00	3.45	6	1.84		3.45		—	—
Fiscal year ended 3-31-2006	1.00	1.83	3	1.94		1.75		—	—
Class E Shares
Fiscal year ended 3-31-2010	1.00	0.49	4	0.69		0.49		0.70	0.48
Fiscal year ended 3-31-2009	1.00	1.51	5	0.88		1.31		—	—
Fiscal year ended 3-31-2008(4)	1.00	4.07	1	0.93	(5)	3.77	(5)	—	—

Prospectus	243

IVY MORTGAGE SECURITIES FUND

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 3-31-2010	$7.73	$0.29	(2)	$0.64 (2)	$0.93	$(0.38)	$—	$(0.38)
Fiscal year ended 3-31-2009	9.62	0.35		(1.77)	(1.42)	(0.47)	—	(0.47)
Fiscal year ended 3-31-2008	10.59	0.49		(0.97)	(0.48)	(0.49)	—	(0.49)
Fiscal year ended 3-31-2007	10.44	0.51		0.15	0.66	(0.51)	—	(0.51)
Fiscal year ended 3-31-2006	10.68	0.48		(0.24)	0.24	(0.48)	—	(0.48)
Class B Shares
Fiscal year ended 3-31-2010	7.73	0.22	(2)	0.63 (2)	0.85	(0.30)	—	(0.30)
Fiscal year ended 3-31-2009	9.62	0.26		(1.77)	(1.51)	(0.38)	—	(0.38)
Fiscal year ended 3-31-2008	10.59	0.39		(0.97)	(0.58)	(0.39)	—	(0.39)
Fiscal year ended 3-31-2007	10.44	0.40		0.15	0.55	(0.40)	—	(0.40)
Fiscal year ended 3-31-2006	10.68	0.36		(0.24)	0.12	(0.36)	—	(0.36)
Class C Shares
Fiscal year ended 3-31-2010	7.73	0.25	(2)	0.63 (2)	0.88	(0.33)	—	(0.33)
Fiscal year ended 3-31-2009	9.62	0.29		(1.77)	(1.48)	(0.41)	—	(0.41)
Fiscal year ended 3-31-2008	10.59	0.41		(0.97)	(0.56)	(0.41)	—	(0.41)
Fiscal year ended 3-31-2007	10.44	0.42		0.15	0.57	(0.42)	—	(0.42)
Fiscal year ended 3-31-2006	10.68	0.38		(0.24)	0.14	(0.38)	—	(0.38)
Class E Shares
Fiscal year ended 3-31-2010	7.73	0.32	(2)	0.64 (2)	0.96	(0.41)	—	(0.41)
Fiscal year ended 3-31-2009	9.62	0.34		(1.77)	(1.43)	(0.46)	—	(0.46)
Fiscal year ended 3-31-2008(4)	10.59	0.44		(0.97)	(0.53)	(0.44)	—	(0.44)
Class I Shares
Fiscal year ended 3-31-2010	7.73	0.34	(2)	0.64 (2)	0.98	(0.43)	—	(0.43)
Fiscal year ended 3-31-2009	9.62	0.40		(1.77)	(1.37)	(0.52)	—	(0.52)
Fiscal year ended 3-31-2008(4)	10.59	0.57		(0.97)	(0.40)	(0.57)	—	(0.57)
Class Y Shares
Fiscal year ended 3-31-2010	7.73	0.36	(2)	0.60 (2)	0.96	(0.41)	—	(0.41)
Fiscal year ended 3-31-2009	9.62	0.38		(1.77)	(1.39)	(0.50)	—	(0.50)
Fiscal year ended 3-31-2008	10.59	0.51		(0.97)	(0.46)	(0.51)	—	(0.51)
Fiscal year ended 3-31-2007	10.44	0.52		0.15	0.67	(0.52)	—	(0.52)
Fiscal year ended 3-31-2006	10.68	0.48		(0.24)	0.24	(0.48)	—	(0.48)

*	Not shown due to rounding.

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)	For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(5)	Annualized.

(6)	For the fiscal year ended March 31, 2008.

244	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 3-31-2010	$8.28	12.37	%(3)	$130		1.41%		3.73%		—%	—%	268%
Fiscal year ended 3-31-2009	7.73	-15.15	(3)	132		1.29		4.32		—	—	149
Fiscal year ended 3-31-2008	9.62	-4.69	(3)	256		1.14		4.80		—	—	98
Fiscal year ended 3-31-2007	10.59	6.52	(3)	278		1.14		4.90		—	—	121
Fiscal year ended 3-31-2006	10.44	2.24	(3)	243		1.05		4.51		1.16	4.40	154
Class B Shares
Fiscal year ended 3-31-2010	8.28	11.14		4		2.55		2.75		—	—	268
Fiscal year ended 3-31-2009	7.73	-16.06		5		2.33		3.39		—	—	149
Fiscal year ended 3-31-2008	9.62	-5.62		11		2.11		3.82		—	—	98
Fiscal year ended 3-31-2007	10.59	5.45		12		2.16		3.88		—	—	121
Fiscal year ended 3-31-2006	10.44	1.12		11		2.16		3.41		—	—	154
Class C Shares
Fiscal year ended 3-31-2010	8.28	11.58		6		2.15		3.18		—	—	268
Fiscal year ended 3-31-2009	7.73	-15.77		8		2.02		3.64		—	—	149
Fiscal year ended 3-31-2008	9.62	-5.43		17		1.92		4.02		—	—	98
Fiscal year ended 3-31-2007	10.59	5.69		19		1.93		4.11		—	—	121
Fiscal year ended 3-31-2006	10.44	1.34		19		1.93		3.63		—	—	154
Class E Shares
Fiscal year ended 3-31-2010	8.28	12.68	(3)	—	*	1.14		3.95		2.07	3.02	268
Fiscal year ended 3-31-2009	7.73	-15.21	(3)	—	*	1.38		3.87		1.94	3.31	149
Fiscal year ended 3-31-2008(4)	9.62	-5.20	(3)	—	*	1.73	(5)	4.20	(5)	—	—	98	(6)
Class I Shares
Fiscal year ended 3-31-2010	8.28	13.00		1		0.87		4.11		—	—	268
Fiscal year ended 3-31-2009	7.73	-14.70		—	*	0.79		4.52		—	—	149
Fiscal year ended 3-31-2008(4)	9.62	-4.05		—	*	0.78	(5)	5.15	(5)	—	—	98	(6)
Class Y Shares
Fiscal year ended 3-31-2010	8.28	12.76		1		1.10		4.72		—	—	268
Fiscal year ended 3-31-2009	7.73	-14.91		3		1.02		4.73		—	—	149
Fiscal year ended 3-31-2008	9.62	-4.57		9		1.01		4.93		—	—	98
Fiscal year ended 3-31-2007	10.59	6.66		13		1.00		5.04		—	—	121
Fiscal year ended 3-31-2006	10.44	2.26		7		1.03		4.53		—	—	154

Prospectus	245

IVY MUNICIPAL BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 3-31-2010	$10.41	$0.45	(2)	$0.75	(2)	$1.20	$(0.45)	$—	$(0.45)
Fiscal year ended 3-31-2009	10.80	0.39	(2)	(0.39	)(2)	0.00	(0.39)	—	(0.39)
Fiscal year ended 3-31-2008	11.12	0.39	(2)	(0.32	)(2)	0.07	(0.39)	—	(0.39)
Fiscal year ended 3-31-2007	11.04	0.41	(2)	0.08	(2)	0.49	(0.41)	—	(0.41)
Fiscal year ended 3-31-2006	11.13	0.42		(0.09)		0.33	(0.42)	—	(0.42)
Class B Shares
Fiscal year ended 3-31-2010	10.41	0.36	(2)	0.75	(2)	1.11	(0.36)	—	(0.36)
Fiscal year ended 3-31-2009	10.80	0.31	(2)	(0.39	)(2)	(0.08)	(0.31)	—	(0.31)
Fiscal year ended 3-31-2008	11.12	0.31		(0.32)		(0.01)	(0.31)	—	(0.31)
Fiscal year ended 3-31-2007	11.04	0.32		0.08		0.40	(0.32)	—	(0.32)
Fiscal year ended 3-31-2006	11.13	0.34		(0.09)		0.25	(0.34)	—	(0.34)
Class C Shares
Fiscal year ended 3-31-2010	10.41	0.37	(2)	0.75	(2)	1.12	(0.37)	—	(0.37)
Fiscal year ended 3-31-2009	10.80	0.31	(2)	(0.39	)(2)	(0.08)	(0.31)	—	(0.31)
Fiscal year ended 3-31-2008	11.12	0.31		(0.32)		(0.01)	(0.31)	—	(0.31)
Fiscal year ended 3-31-2007	11.04	0.32		0.08		0.40	(0.32)	—	(0.32)
Fiscal year ended 3-31-2006	11.13	0.34		(0.09)		0.25	(0.34)	—	(0.34)
Class I Shares
Fiscal year ended 3-31-2010(4)	11.10	0.19	(2)	0.06	(2)	0.25	(0.19)	—	(0.19)
Class Y Shares
Fiscal year ended 3-31-2010(7)	11.30	0.22	(2)	(0.14	)(2)	0.08	(0.22)	—	(0.22)
Fiscal period ended 9-24-2008(8)	10.80	0.14	(2)	(0.36	)(2)	(0.22)	(0.14)	—	(0.14)
Fiscal year ended 3-31-2008	11.12	0.38	(2)	(0.32	)(2)	0.06	(0.38)	—	(0.38)
Fiscal year ended 3-31-2007	11.04	0.39	(2)	0.08	(2)	0.47	(0.39)	—	(0.39)
Fiscal year ended 3-31-2006	11.13	0.42		(0.09)		0.33	(0.42)	—	(0.42)
Fiscal year ended 3-31-2005	11.31	0.37		(0.18)		0.19	(0.37)	—	(0.37)
Fiscal year ended 3-31-2004	11.10	0.35		0.21		0.56	(0.35)	—	(0.35)

*	Not shown due to rounding.

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)	For the period from November 4, 2009 (commencement of operations of the class) through March 31, 2010.

(5)	Annualized.

(6)	For the fiscal year ended March 31, 2010.

(7)	For the period from October 8, 2009 (recommencement of operations) through March 31, 2010.

(8)	For the period from April 1, 2008 through September 24, 2008 when all outstanding Class Y shares were redeemed at the ending net asset value shown.

(9)	For the fiscal year ended March 31, 2009.

246	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(1)		Portfolio Turnover Rate
Class A Shares
Fiscal year ended 3-31-2010	$11.16	11.66	%(3)	$46		1.15%		4.09%		—%		—%		18%
Fiscal year ended 3-31-2009	10.41	0.09	(3)	33		1.24		3.76		—		—		26
Fiscal year ended 3-31-2008	10.80	0.69	(3)	20		1.26		3.62		1.31		3.57		62
Fiscal year ended 3-31-2007	11.12	4.51	(3)	9		1.11		3.67		1.35		3.43		26
Fiscal year ended 3-31-2006	11.04	3.00	(3)	6		0.90		3.77		1.33		3.34		20
Class B Shares
Fiscal year ended 3-31-2010	11.16	10.75		2		1.92		3.33		—		—		18
Fiscal year ended 3-31-2009	10.41	-0.71		2		2.02		2.98		—		—		26
Fiscal year ended 3-31-2008	10.80	-0.13		1		2.08		2.81		2.13		2.76		62
Fiscal year ended 3-31-2007	11.12	3.70		1		1.85		2.92		2.09		2.68		26
Fiscal year ended 3-31-2006	11.04	2.20		1		1.70		2.96		2.13		2.53		20
Class C Shares
Fiscal year ended 3-31-2010	11.16	10.84		23		1.90		3.34		—		—		18
Fiscal year ended 3-31-2009	10.41	-0.69		22		2.00		3.00		—		—		26
Fiscal year ended 3-31-2008	10.80	-0.14		12		2.08		2.80		2.13		2.75		62
Fiscal year ended 3-31-2007	11.12	3.69		15		1.87		2.90		2.11		2.66		26
Fiscal year ended 3-31-2006	11.04	2.19		16		1.69		2.97		2.12		2.54		20
Class I Shares
Fiscal year ended 3-31-2010(4)	11.16	2.27		—	*	0.91	(5)	4.32	(5)	—		—		18	(6)
Class Y Shares
Fiscal year ended 3-31-2010(7)	11.16	0.68		—	*	1.15	(5)	4.10	(5)	1.17	(5)	4.08	(5)	18	(6)
Fiscal period ended 9-24-2008(8)	10.44	-2.08		—		1.51	(5)	3.42	(5)	—		—		26	(9)
Fiscal year ended 3-31-2008	10.80	0.58		—	*	1.38		3.50		1.43		3.45		62
Fiscal year ended 3-31-2007	11.12	4.36		—	*	1.23		3.55		1.47		3.31		26
Fiscal year ended 3-31-2006	11.04	2.98		—	*	0.92		3.74		1.35		3.31		20
Fiscal year ended 3-31-2005	11.13	1.75		—	*	1.22		3.13		1.48		2.87		17
Fiscal year ended 3-31-2004	11.31	5.13		—	*	1.44		3.14		—		—		11

Prospectus	247

IVY MUNICIPAL HIGH INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 3-31-2010(2)	$4.21	$0.22	(3)	$0.63	(3)	$0.85	$(0.21)	$(0.01)	$(0.22)
Class B Shares
Fiscal year ended 3-31-2010(2)	4.21	0.17	(3)	0.64	(3)	0.81	(0.17)	(0.01)	(0.18)
Class C Shares
Fiscal year ended 3-31-2010(2)	4.21	0.18	(3)	0.63	(3)	0.81	(0.17)	(0.01)	(0.18)
Class I Shares
Fiscal year ended 3-31-2010(6)	4.21	0.23	(3)	0.63	(3)	0.86	(0.22)	(0.01)	(0.23)
Fiscal period ended 5-17-2009(7)	4.48	0.16	(3)	(0.27	)(3)	(0.11)	(0.16)	—	(0.16)
Fiscal year ended 9-30-2008(7)	5.00	0.24		(0.51)		(0.27)	(0.25)	—	(0.25)
Fiscal year ended 9-30-2007(7)	5.10	0.25		(0.10)		0.15	(0.25)	—	(0.25)
Fiscal year ended 9-30-2006(7)	4.98	0.25		0.12		0.37	(0.25)	—	(0.25)
Fiscal year ended 9-30-2005(7)	4.88	0.27		0.10		0.37	(0.27)	—	(0.27)
Fiscal year ended 9-30-2004(7)	4.83	0.27		0.05		0.32	(0.27)	—	(0.27)
Class Y Shares
Fiscal year ended 3-31-2010(2)	4.21	0.15	(3)	0.64	(3)	0.79	(0.15)	(0.01)	(0.16)

*	Not shown due to rounding.

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	For the period from May 18, 2009 (commencement of operations of the class) through March 31, 2010.

(3)	Based on average weekly shares outstanding.

(4)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(5)	Annualized.

(6)

The Ivy Municipal High Income Fund commenced operations on May 18, 2009 after the reorganization of the Class Y shares of Waddell & Reed Advisors Municipal High Income Fund into Class I shares of the corresponding fund. The information shown is for a share outstanding during the fiscal period from May 18, 2009 through March 31, 2010 for Ivy Municipal High Income Fund.

(7)	The information shown is for a share outstanding during the fiscal year or period ended for Class Y of the Waddell & Reed Advisors Municipal High Income Fund prior to the reorganization.

(8)

The return shown for Class Y is hypothetical, because there were no shares or assets for the period from July 28, 2009 through October 7, 2009. Class A data has been substituted for Class Y data during that period.

248	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(1)		Portfolio Turnover Rate
Class A Shares
Fiscal year ended 3-31-2010(2)	$4.84	20.45	%(4)	$25		0.95	%(5)	5.41	%(5)	1.68	%(5)	4.68	%(5)	14%
Class B Shares
Fiscal year ended 3-31-2010(2)	4.84	19.59		2		1.72	(5)	4.52	(5)	2.38	(5)	3.86	(5)	14
Class C Shares
Fiscal year ended 3-31-2010(2)	4.84	19.55		8		1.76	(5)	4.54	(5)	2.42	(5)	3.88	(5)	14
Class I Shares
Fiscal year ended 3-31-2010(6)	4.84	20.68		8		0.70	(5)	5.77	(5)	1.53	(5)	4.94	(5)	14
Fiscal period ended 5-17-2009(7)	4.21	-4.72		—	*	0.87	(5)	6.35	(5)	0.91	(5)	6.31	(5)	28
Fiscal year ended 9-30-2008(7)	4.48	-5.67		—	*	0.70		5.03		0.74		4.99		26
Fiscal year ended 9-30-2007(7)	5.00	2.92		—	*	0.75		4.90		0.79		4.86		33
Fiscal year ended 9-30-2006(7)	5.10	7.61		—	*	0.75		4.96		—		—		29
Fiscal year ended 9-30-2005(7)	4.98	7.67		—	*	0.76		5.38		—		—		24
Fiscal year ended 9-30-2004(7)	4.88	6.87		—	*	0.75		5.78		—		—		28
Class Y Shares
Fiscal year ended 3-31-2010(2)	4.84	19.02	(8)	1		1.10	(5)	5.10	(5)	1.76	(5)	4.44	(5)	14

Prospectus	249

IVY PACIFIC OPPORTUNITIES FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 3-31-2010	$8.86	$(0.08	)(1)	$6.06	(1)	$5.98	$—	$—	$—
Fiscal year ended 3-31-2009	17.61	0.05		(6.96)		(6.91)	—	(1.84)	(1.84)
Fiscal year ended 3-31-2008	16.91	(0.01)		2.80		2.79	(0.05)	(2.04)	(2.09)
Fiscal year ended 3-31-2007	14.32	(0.02)		3.23		3.21	(0.01)	(0.61)	(0.62)
Fiscal year ended 3-31-2006	10.61	0.02	(1)	3.83	(1)	3.85	(0.04)	(0.10)	(0.14)
Class B Shares
Fiscal year ended 3-31-2010	7.83	(0.19	)(1)	5.33	(1)	5.14	—	—	—
Fiscal year ended 3-31-2009	16.01	(0.09)		(6.30)		(6.39)	—	(1.79)	(1.79)
Fiscal year ended 3-31-2008	15.49	(0.19)		2.56		2.37	—	(1.85)	(1.85)
Fiscal year ended 3-31-2007	13.29	(0.07)		2.88		2.81	—	(0.61)	(0.61)
Fiscal year ended 3-31-2006	9.91	(0.06	)(1)	3.54	(1)	3.48	—	(0.10)	(0.10)
Class C Shares
Fiscal year ended 3-31-2010	8.01	(0.17	)(1)	5.49	(1)	5.32	—	—	—
Fiscal year ended 3-31-2009	16.27	(0.09)		(6.37)		(6.46)	—	(1.80)	(1.80)
Fiscal year ended 3-31-2008	15.73	(0.14)		2.58		2.44	—	(1.90)	(1.90)
Fiscal year ended 3-31-2007	13.45	(0.08)		2.97		2.89	—	(0.61)	(0.61)
Fiscal year ended 3-31-2006	10.01	(0.06	)(1)	3.60	(1)	3.54	—	(0.10)	(0.10)
Class I Shares
Fiscal year ended 3-31-2010	9.00	(0.01	)(1)	6.17	(1)	6.16	—	—	—
Fiscal year ended 3-31-2009	17.77	0.10	(1)	(7.00	)(1)	(6.90)	—	(1.87)	(1.87)
Fiscal year ended 3-31-2008(3)	17.00	(0.03	)(1)	2.98	(1)	2.95	(0.14)	(2.04)	(2.18)
Class Y Shares
Fiscal year ended 3-31-2010	8.98	(0.05	)(1)	6.15	(1)	6.10	—	—	—
Fiscal year ended 3-31-2009	17.75	0.08		(6.99)		(6.91)	—	(1.86)	(1.86)
Fiscal year ended 3-31-2008	17.03	0.01		2.83		2.84	(0.08)	(2.04)	(2.12)
Fiscal year ended 3-31-2007	14.41	0.02		3.26		3.28	(0.05)	(0.61)	(0.66)
Fiscal year ended 3-31-2006	10.67	0.04	(1)	3.87	(1)	3.91	(0.07)	(0.10)	(0.17)

(1)	Based on average weekly shares outstanding.

(2)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(3)	For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(4)	Annualized.

(5)	For the fiscal year ended March 31, 2008.

250	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Class A Shares
Fiscal year ended 3-31-2010	$14.84	67.50	%(2)	$514	1.83%		-0.61%		81%
Fiscal year ended 3-31-2009	8.86	-38.76	(2)	239	1.92		0.37		112
Fiscal year ended 3-31-2008	17.61	14.30	(2)	471	1.74		-0.08		96
Fiscal year ended 3-31-2007	16.91	22.60	(2)	375	1.84		-0.14		74
Fiscal year ended 3-31-2006	14.32	36.51	(2)	191	1.95		0.24		87
Class B Shares
Fiscal year ended 3-31-2010	12.97	65.65		17	2.91		-1.64		81
Fiscal year ended 3-31-2009	7.83	-39.46		10	3.07		-0.77		112
Fiscal year ended 3-31-2008	16.01	13.16		21	2.74		-1.05		96
Fiscal year ended 3-31-2007	15.49	21.33		20	2.88		-1.15		74
Fiscal year ended 3-31-2006	13.29	35.26		11	2.91		-0.51		87
Class C Shares
Fiscal year ended 3-31-2010	13.33	66.42		35	2.56		-1.38		81
Fiscal year ended 3-31-2009	8.01	-39.22		16	2.69		-0.36		112
Fiscal year ended 3-31-2008	16.27	13.36		38	2.49		-0.82		96
Fiscal year ended 3-31-2007	15.73	21.68		34	2.60		-0.87		74
Fiscal year ended 3-31-2006	13.45	35.51		18	2.75		-0.50		87
Class I Shares
Fiscal year ended 3-31-2010	15.16	68.44		104	1.29		-0.11		81
Fiscal year ended 3-31-2009	9.00	-38.34		45	1.31		0.81		112
Fiscal year ended 3-31-2008(3)	17.77	15.10		38	1.31	(4)	0.06	(4)	96	(5)
Class Y Shares
Fiscal year ended 3-31-2010	15.08	67.93		9	1.55		-0.38		81
Fiscal year ended 3-31-2009	8.98	-38.47		4	1.57		0.69		112
Fiscal year ended 3-31-2008	17.75	14.48		7	1.55		0.06		96
Fiscal year ended 3-31-2007	17.03	22.95		8	1.58		0.11		74
Fiscal year ended 3-31-2006	14.41	36.90		4	1.68		0.46		87

Prospectus	251

IVY REAL ESTATE SECURITIES FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 3-31-2010	$8.31	$0.19	(2)	$7.64	(2)	$7.83	$(0.19)	$—	$(0.19)
Fiscal year ended 3-31-2009	19.34	0.23		(11.00)		(10.77)	(0.26)	— *	(0.26)
Fiscal year ended 3-31-2008	26.14	0.19		(4.87)		(4.68)	(0.15)	(1.97)	(2.12)
Fiscal year ended 3-31-2007	23.11	0.10		4.05		4.15	(0.15)	(0.97)	(1.12)
Fiscal year ended 3-31-2006	18.13	0.15		5.81		5.96	(0.18)	(0.80)	(0.98)
Class B Shares
Fiscal year ended 3-31-2010	8.24	0.03	(2)	7.56	(2)	7.59	(0.01)	—	(0.01)
Fiscal year ended 3-31-2009	19.15	0.00		(10.85)		(10.85)	(0.06)	— *	(0.06)
Fiscal year ended 3-31-2008	25.91	(0.08)		(4.79)		(4.87)	(0.01)	(1.88)	(1.89)
Fiscal year ended 3-31-2007	23.00	(0.09)		3.97		3.88	—	(0.97)	(0.97)
Fiscal year ended 3-31-2006	18.08	0.01		5.72		5.73	(0.01)	(0.80)	(0.81)
Class C Shares
Fiscal year ended 3-31-2010	8.26	0.09	(2)	7.60	(2)	7.69	(0.09)	—	(0.09)
Fiscal year ended 3-31-2009	19.22	0.09		(10.92)		(10.83)	(0.12)	(0.01)	(0.13)
Fiscal year ended 3-31-2008	26.01	0.00		(4.85)		(4.85)	(0.02)	(1.92)	(1.94)
Fiscal year ended 3-31-2007	23.04	(0.06)		4.00		3.94	—	(0.97)	(0.97)
Fiscal year ended 3-31-2006	18.10	0.03		5.73		5.76	(0.02)	(0.80)	(0.82)
Class E Shares
Fiscal year ended 3-31-2010	8.32	0.19	(2)	7.70	(2)	7.89	(0.25)	—	(0.25)
Fiscal year ended 3-31-2009	19.36	0.18		(11.00)		(10.82)	(0.22)	— *	(0.22)
Fiscal year ended 3-31-2008(4)	26.37	(0.32	)(2)	(4.78	)(2)	(5.10)	(0.03)	(1.88)	(1.91)
Class I Shares
Fiscal year ended 3-31-2010	8.34	0.06	(2)	7.90	(2)	7.96	(0.30)	—	(0.30)
Fiscal year ended 3-31-2009	19.43	0.32		(11.03)		(10.71)	(0.37)	(0.01)	(0.38)
Fiscal year ended 3-31-2008(4)	26.38	0.18	(2)	(4.92	)(2)	(4.74)	(0.24)	(1.97)	(2.21)
Class R Shares
Fiscal year ended 3-31-2010	8.31	0.15	(2)	7.73	(2)	7.88	(0.24)	—	(0.24)
Fiscal year ended 3-31-2009	19.35	0.12	(2)	(10.86	)(2)	(10.74)	(0.29)	(0.01)	(0.30)
Fiscal year ended 3-31-2008	26.14	0.12		(4.81)		(4.69)	(0.13)	(1.97)	(2.10)
Fiscal year ended 3-31-2007	23.11	0.15		3.98		4.13	(0.13)	(0.97)	(1.10)
Fiscal year ended 3-31-2006(7)	20.55	(0.20)		2.79		2.59	(0.03)	—	(0.03)
Class Y Shares
Fiscal year ended 3-31-2010	8.31	0.26	(2)	7.66	(2)	7.92	(0.28)	—	(0.28)
Fiscal year ended 3-31-2009	19.35	0.26		(10.95)		(10.69)	(0.34)	(0.01)	(0.35)
Fiscal year ended 3-31-2008	26.15	0.36		(4.99)		(4.63)	(0.20)	(1.97)	(2.17)
Fiscal year ended 3-31-2007	23.12	0.23		3.97		4.20	(0.20)	(0.97)	(1.17)
Fiscal year ended 3-31-2006	18.14	0.27		5.75		6.02	(0.24)	(0.80)	(1.04)

*	Not shown due to rounding.

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)	For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(5)	Annualized.

(6)	For the fiscal year ended March 31, 2008.

(7)	For the period from December 29, 2005 (commencement of operations of the class) through March 31, 2006.

(8)	For the fiscal year ended March 31, 2006.

252	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 3-31-2010	$15.95	94.78	%(3)	$178		2.09%		1.51%		—%	—%	72%
Fiscal year ended 3-31-2009	8.31	-56.07	(3)	100		1.93		1.41		—	—	42
Fiscal year ended 3-31-2008	19.34	-18.13	(3)	253		1.67		0.70		—	—	27
Fiscal year ended 3-31-2007	26.14	18.09	(3)	395		1.57		0.54		—	—	35
Fiscal year ended 3-31-2006	23.11	33.53	(3)	256		1.64		0.91		—	—	35
Class B Shares
Fiscal year ended 3-31-2010	15.82	92.14		7		3.53		0.20		—	—	72
Fiscal year ended 3-31-2009	8.24	-56.69		4		3.18		0.29		—	—	42
Fiscal year ended 3-31-2008	19.15	-18.98		13		2.71		-0.24		—	—	27
Fiscal year ended 3-31-2007	25.91	16.93		22		2.57		-0.42		—	—	35
Fiscal year ended 3-31-2006	23.00	32.19		15		2.66		0.01		—	—	35
Class C Shares
Fiscal year ended 3-31-2010	15.86	93.33		9		2.88		0.72		—	—	72
Fiscal year ended 3-31-2009	8.26	-56.47		5		2.79		0.57		—	—	42
Fiscal year ended 3-31-2008	19.22	-18.84		13		2.50		0.03		—	—	27
Fiscal year ended 3-31-2007	26.01	17.17		26		2.39		-0.28		—	—	35
Fiscal year ended 3-31-2006	23.04	32.38		17		2.46		0.15		—	—	35
Class E Shares
Fiscal year ended 3-31-2010	15.96	95.63	(3)	1		1.67		1.57		3.45	-0.21	72
Fiscal year ended 3-31-2009	8.32	-56.07	(3)	—	*	2.12		1.01		3.33	-0.20	42
Fiscal year ended 3-31-2008(4)	19.36	-19.55	(3)	—	*	2.77	(5)	-1.47	(5)	—	—	27	(6)
Class I Shares
Fiscal year ended 3-31-2010	16.00	96.35		4		1.27		0.34		—	—	72
Fiscal year ended 3-31-2009	8.34	-55.70		1		1.16		2.13		—	—	42
Fiscal year ended 3-31-2008(4)	19.43	-18.17		1		1.17	(5)	0.75	(5)	—	—	27	(6)
Class R Shares
Fiscal year ended 3-31-2010	15.95	95.59		—	*	1.73		1.27		—	—	72
Fiscal year ended 3-31-2009	8.31	-55.94		—	*	1.70		1.04		—	—	42
Fiscal year ended 3-31-2008	19.35	-18.12		—	*	1.68		0.26		—	—	27
Fiscal year ended 3-31-2007	26.14	17.98		—	*	1.68		0.43		—	—	35
Fiscal year ended 3-31-2006(7)	23.11	12.59		—	*	1.73	(5)	-3.64	(5)	—	—	35	(8)
Class Y Shares
Fiscal year ended 3-31-2010	15.95	96.18		109		1.41		2.09		—	—	72
Fiscal year ended 3-31-2009	8.31	-55.78		54		1.39		1.77		—	—	42
Fiscal year ended 3-31-2008	19.35	-17.89		120		1.38		1.19		—	—	27
Fiscal year ended 3-31-2007	26.15	18.32		265		1.37		0.94		—	—	35
Fiscal year ended 3-31-2006	23.12	33.86		216		1.39		1.27		—	—	35

Prospectus	253

IVY SCIENCE AND TECHNOLOGY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Distributions from Return of Capital
Class A Shares
Fiscal year ended 3-31-2010	$21.07	$(0.07	)(2)	$8.52	(2)	$8.45	$—	$(0.17)	$—
Fiscal year ended 3-31-2009	27.87	(0.10)		(5.54)		(5.64)	—	(1.15)	(0.01)
Fiscal year ended 3-31-2008	28.70	(0.17)		2.78		2.61	—	(3.44)	—
Fiscal year ended 3-31-2007	27.08	(0.23)		1.91		1.68	—	(0.06)	—
Fiscal year ended 3-31-2006	21.34	(0.30)		6.04		5.74	—	—	—
Class B Shares
Fiscal year ended 3-31-2010	19.19	(0.31	)(2)	7.74	(2)	7.43	—	—	—
Fiscal year ended 3-31-2009	25.68	(0.29)		(5.13)		(5.42)	—	(1.07)	— *
Fiscal year ended 3-31-2008	26.66	(0.28)		2.42		2.14	—	(3.12)	—
Fiscal year ended 3-31-2007	25.42	(0.48)		1.78		1.30	—	(0.06)	—
Fiscal year ended 3-31-2006	20.24	(0.40)		5.58		5.18	—	—	—
Class C Shares
Fiscal year ended 3-31-2010	19.65	(0.26	)(2)	7.93	(2)	7.67	—	(0.03)	—
Fiscal year ended 3-31-2009	26.21	(0.19)		(5.28)		(5.47)	—	(1.08)	(0.01)
Fiscal year ended 3-31-2008	27.14	(0.26)		2.50		2.24	—	(3.17)	—
Fiscal year ended 3-31-2007	25.84	(0.49)		1.85		1.36	—	(0.06)	—
Fiscal year ended 3-31-2006	20.53	(0.43)		5.74		5.31	—	—	—
Class E Shares
Fiscal year ended 3-31-2010	21.05	(0.06	)(2)	8.52	(2)	8.46	—	(0.18)	—
Fiscal year ended 3-31-2009	27.76	(0.10	)(2)	(5.56	)(2)	(5.66)	—	(1.04)	(0.01)
Fiscal year ended 3-31-2008(4)	28.79	(0.44	)(2)	2.69	(2)	2.25	—	(3.28)	—
Class I Shares
Fiscal year ended 3-31-2010	22.33	0.01	(2)	9.05	(2)	9.06	—	(0.23)	—
Fiscal year ended 3-31-2009	29.35	0.08	(2)	(5.92	)(2)	(5.84)	—	(1.17)	(0.01)
Fiscal year ended 3-31-2008(4)	29.71	0.02	(2)	3.16	(2)	3.18	—	(3.54)	—
Class R Shares
Fiscal year ended 3-31-2010	21.02	(0.13	)(2)	8.52	(2)	8.39	—	(0.14)	—
Fiscal year ended 3-31-2009	27.81	(0.05	)(2)	(5.60	)(2)	(5.65)	—	(1.13)	(0.01)
Fiscal year ended 3-31-2008	28.64	(0.15	)(2)	2.68	(2)	2.53	—	(3.36)	—
Fiscal year ended 3-31-2007	27.07	(0.27)		1.90		1.63	—	(0.06)	—
Fiscal year ended 3-31-2006(7)	25.77	(0.09)		1.39		1.30	—	—	—
Class Y Shares
Fiscal year ended 3-31-2010	21.90	(0.04	)(2)	8.87	(2)	8.83	—	(0.19)	—
Fiscal year ended 3-31-2009	28.87	(0.10)		(5.71)		(5.81)	—	(1.15)	(0.01)
Fiscal year ended 3-31-2008	29.62	(0.09	)(2)	2.81	(2)	2.72	—	(3.47)	—
Fiscal year ended 3-31-2007	27.92	(0.22)		1.98		1.76	—	(0.06)	—
Fiscal year ended 3-31-2006	21.96	(0.27)		6.23		5.96	—	—	—

*	Not shown due to rounding.

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)	For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(5)	Annualized.

(6)	For the fiscal year ended March 31, 2008.

(7)	For the period from December 29, 2005 (commencement of operations of the class) through March 31, 2006.

(8)	For the fiscal year ended March 31, 2006.

254	Prospectus

	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 3-31-2010	$(0.17)	$29.35	40.13	%(3)	$437		1.50%		-0.28%		—%	—%	59%
Fiscal year ended 3-31-2009	(1.16)	21.07	-19.86	(3)	245		1.50		-0.21		—	—	46
Fiscal year ended 3-31-2008	(3.44)	27.87	8.27	(3)	245		1.43		-0.39		—	—	96
Fiscal year ended 3-31-2007	(0.06)	28.70	6.22	(3)	185		1.47		-0.88		—	—	81
Fiscal year ended 3-31-2006	—	27.08	26.90	(3)	164		1.51		-1.02		—	—	112
Class B Shares
Fiscal year ended 3-31-2010	—	26.62	38.72		24		2.51		-1.29		—	—	59
Fiscal year ended 3-31-2009	(1.07)	19.19	-20.71		15		2.56		-1.30		—	—	46
Fiscal year ended 3-31-2008	(3.12)	25.68	7.19		20		2.42		-1.39		—	—	96
Fiscal year ended 3-31-2007	(0.06)	26.66	5.13		19		2.51		-1.91		—	—	81
Fiscal year ended 3-31-2006	—	25.42	25.59		18		2.58		-2.10		—	—	112
Class C Shares
Fiscal year ended 3-31-2010	(0.03)	27.29	39.05		183		2.28		-1.07		—	—	59
Fiscal year ended 3-31-2009	(1.09)	19.65	-20.51		98		2.30		-1.04		—	—	46
Fiscal year ended 3-31-2008	(3.17)	26.21	7.38		122		2.26		-1.23		—	—	96
Fiscal year ended 3-31-2007	(0.06)	27.14	5.32		109		2.33		-1.74		—	—	81
Fiscal year ended 3-31-2006	—	25.84	25.86		113		2.38		-1.90		—	—	112
Class E Shares
Fiscal year ended 3-31-2010	(0.18)	29.33	40.21	(3)	4		1.43		-0.24		2.56	-1.37	59
Fiscal year ended 3-31-2009	(1.05)	21.05	-20.05	(3)	2		1.76		-0.43		2.69	-1.36	46
Fiscal year ended 3-31-2008(4)	(3.28)	27.76	6.98	(3)	1		2.61	(5)	-1.46	(5)	—	—	96	(6)
Class I Shares
Fiscal year ended 3-31-2010	(0.23)	31.16	40.65		122		1.11		0.02		—	—	59
Fiscal year ended 3-31-2009	(1.18)	22.33	-19.50		19		1.07		0.34		—	—	46
Fiscal year ended 3-31-2008(4)	(3.54)	29.35	9.89		9		1.10	(5)	0.05	(5)	—	—	96	(6)
Class R Shares
Fiscal year ended 3-31-2010	(0.14)	29.27	39.95		19		1.64		-0.48		—	—	59
Fiscal year ended 3-31-2009	(1.14)	21.02	-19.95		6		1.62		-0.22		—	—	46
Fiscal year ended 3-31-2008	(3.36)	27.81	8.03		2		1.63		-0.50		—	—	96
Fiscal year ended 3-31-2007	(0.06)	28.64	6.03		—	*	1.65		-1.08		—	—	81
Fiscal year ended 3-31-2006(7)	—	27.07	5.05		—	*	1.68	(5)	-1.29	(5)	—	—	112	(8)
Class Y Shares
Fiscal year ended 3-31-2010	(0.19)	30.54	40.36		352		1.35		-0.13		—	—	59
Fiscal year ended 3-31-2009	(1.16)	21.90	-19.74		193		1.33		-0.03		—	—	46
Fiscal year ended 3-31-2008	(3.47)	28.87	8.38		155		1.34		-0.28		—	—	96
Fiscal year ended 3-31-2007	(0.06)	29.62	6.32		78		1.35		-0.76		—	—	81
Fiscal year ended 3-31-2006	—	27.92	27.14		57		1.37		-0.88		—	—	112

Prospectus	255

IVY SMALL CAP GROWTH FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 3-31-2010	$7.08	$(0.12	)(2)	$4.44	(2)	$4.32	$—	$—	$—
Fiscal year ended 3-31-2009	10.31	(0.12)		(3.04)		(3.16)	—	(0.07)	(0.07)
Fiscal year ended 3-31-2008	12.98	(0.13	)(2)	(0.71	)(2)	(0.84)	—	(1.83)	(1.83)
Fiscal year ended 3-31-2007	14.87	(0.12	)(2)	0.18	(2)	0.06	—	(1.95)	(1.95)
Fiscal year ended 3-31-2006	12.32	(0.21)		3.22		3.01	—	(0.46)	(0.46)
Class B Shares
Fiscal year ended 3-31-2010	6.37	(0.20	)(2)	3.98	(2)	3.78	—	—	—
Fiscal year ended 3-31-2009	9.39	(0.37)		(2.58)		(2.95)	—	(0.07)	(0.07)
Fiscal year ended 3-31-2008	11.97	(0.23)		(0.64)		(0.87)	—	(1.71)	(1.71)
Fiscal year ended 3-31-2007	13.99	(0.24)		0.17		(0.07)	—	(1.95)	(1.95)
Fiscal year ended 3-31-2006	11.73	(0.23)		2.95		2.72	—	(0.46)	(0.46)
Class C Shares
Fiscal year ended 3-31-2010	6.56	(0.16	)(2)	4.09	(2)	3.93	—	—	—
Fiscal year ended 3-31-2009	9.62	(0.28)		(2.71)		(2.99)	—	(0.07)	(0.07)
Fiscal year ended 3-31-2008	12.22	(0.23)		(0.62)		(0.85)	—	(1.75)	(1.75)
Fiscal year ended 3-31-2007	14.20	(0.23)		0.20		(0.03)	—	(1.95)	(1.95)
Fiscal year ended 3-31-2006	11.87	(0.25)		3.04		2.79	—	(0.46)	(0.46)
Class E Shares
Fiscal year ended 3-31-2010	7.06	(0.11	)(2)	4.43	(2)	4.32	—	—	—
Fiscal year ended 3-31-2009	10.29	(0.13	)(2)	(3.03	)(2)	(3.16)	—	(0.07)	(0.07)
Fiscal year ended 3-31-2008(4)	13.03	(0.18	)(2)	(0.77	)(2)	(0.95)	—	(1.79)	(1.79)
Class I Shares
Fiscal year ended 3-31-2010	8.12	(0.07	)(2)	5.09	(2)	5.02	—	—	—
Fiscal year ended 3-31-2009	11.73	(0.07	)(2)	(3.47	)(2)	(3.54)	—	(0.07)	(0.07)
Fiscal year ended 3-31-2008(4)	14.35	0.09		(0.82)		(0.73)	—	(1.89)	(1.89)
Class R Shares
Fiscal year ended 3-31-2010	7.08	(0.12	)(2)	4.44	(2)	4.32	—	—	—
Fiscal year ended 3-31-2009	10.30	(0.15)		(3.00)		(3.15)	—	(0.07)	(0.07)
Fiscal year ended 3-31-2008	12.96	(0.19)		(0.65)		(0.84)	—	(1.82)	(1.82)
Fiscal year ended 3-31-2007	14.87	(0.15)		0.19		0.04	—	(1.95)	(1.95)
Fiscal year ended 3-31-2006(7)	13.78	(0.04)		1.13		1.09	—	—	—
Class Y Shares
Fiscal year ended 3-31-2010	7.96	(0.10	)(2)	4.99	(2)	4.89	—	—	—
Fiscal year ended 3-31-2009	11.53	(0.10	)(2)	(3.40	)(2)	(3.50)	—	(0.07)	(0.07)
Fiscal year ended 3-31-2008	14.31	(0.11)		(0.81)		(0.92)	—	(1.86)	(1.86)
Fiscal year ended 3-31-2007	16.15	(0.11)		0.22		0.11	—	(1.95)	(1.95)
Fiscal year ended 3-31-2006	13.33	(0.16)		3.44		3.28	—	(0.46)	(0.46)

*	Not shown due to rounding.

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)	For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(5)	Annualized.

(6)	For the fiscal year ended March 31, 2008.

(7)	For the period from December 29, 2005 (commencement of operations of the class) through March 31, 2006.

(8)	For the fiscal year ended March 31, 2006.

256	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Loss to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 3-31-2010	$11.40	61.02	%(3)	$132		1.66%		-1.24%		—%	—%	72%
Fiscal year ended 3-31-2009	7.08	-30.58	(3)	66		1.71		-1.38		—	—	85
Fiscal year ended 3-31-2008	10.31	-8.32	(3)	97		1.56		-1.00		—	—	79
Fiscal year ended 3-31-2007	12.98	0.76	(3)	109		1.49		-0.86		—	—	96
Fiscal year ended 3-31-2006	14.87	24.70	(3)	141		1.50		-0.90		—	—	87
Class B Shares
Fiscal year ended 3-31-2010	10.15	59.34		8		2.77		-2.34		—	—	72
Fiscal year ended 3-31-2009	6.37	-31.35		6		2.75		-2.43		—	—	85
Fiscal year ended 3-31-2008	9.39	-9.19		12		2.45		-1.87		—	—	79
Fiscal year ended 3-31-2007	11.97	-0.15		16		2.45		-1.82		—	—	96
Fiscal year ended 3-31-2006	13.99	23.46		19		2.45		-1.86		—	—	87
Class C Shares
Fiscal year ended 3-31-2010	10.49	59.91		154		2.29		-1.86		—	—	72
Fiscal year ended 3-31-2009	6.56	-31.01		103		2.34		-2.01		—	—	85
Fiscal year ended 3-31-2008	9.62	-8.91		187		2.20		-1.62		—	—	79
Fiscal year ended 3-31-2007	12.22	0.14		259		2.20		-1.57		—	—	96
Fiscal year ended 3-31-2006	14.20	23.78		328		2.20		-1.62		—	—	87
Class E Shares
Fiscal year ended 3-31-2010	11.38	61.19	(3)	1		1.56		-1.14		2.69	-2.27	72
Fiscal year ended 3-31-2009	7.06	-30.64	(3)	1		1.90		-1.57		2.82	-2.49	85
Fiscal year ended 3-31-2008(4)	10.29	-9.15	(3)	1		2.26	(5)	-1.79	(5)	—	—	79	(6)
Class I Shares
Fiscal year ended 3-31-2010	13.14	61.82		8		1.10		-0.68		—	—	72
Fiscal year ended 3-31-2009	8.12	-30.12		4		1.09		-0.76		—	—	85
Fiscal year ended 3-31-2008(4)	11.73	-6.82		2		1.10	(5)	-0.52	(5)	—	—	79	(6)
Class R Shares
Fiscal year ended 3-31-2010	11.40	61.02		4		1.64		-1.24		—	—	72
Fiscal year ended 3-31-2009	7.08	-30.52		—	*	1.63		-1.30		—	—	85
Fiscal year ended 3-31-2008	10.30	-8.35		—	*	1.64		-1.10		—	—	79
Fiscal year ended 3-31-2007	12.96	0.62		—	*	1.63		-1.01		—	—	96
Fiscal year ended 3-31-2006(7)	14.87	7.91		—	*	1.67	(5)	-0.99	(5)	—	—	87	(8)
Class Y Shares
Fiscal year ended 3-31-2010	12.85	61.43		124		1.35		-0.92		—	—	72
Fiscal year ended 3-31-2009	7.96	-30.30		70		1.34		-1.01		—	—	85
Fiscal year ended 3-31-2008	11.53	-8.13		124		1.33		-0.76		—	—	79
Fiscal year ended 3-31-2007	14.31	1.02		154		1.32		-0.70		—	—	96
Fiscal year ended 3-31-2006	16.15	24.86		173		1.33		-0.74		—	—	87

Prospectus	257

IVY SMALL CAP VALUE FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 3-31-2010	$9.87	$(0.07	)(1)	$5.19	(1)	$5.12	$—	$—	$—
Fiscal year ended 3-31-2009	12.96	(0.06)		(3.03)		(3.09)	—	—	—
Fiscal year ended 3-31-2008	16.22	(0.10)		(2.28)		(2.38)	—	(0.88)	(0.88)
Fiscal year ended 3-31-2007	16.24	(0.03)		1.35		1.32	—	(1.34)	(1.34)
Fiscal year ended 3-31-2006	16.88	(0.11)		2.62		2.51	—	(3.15)	(3.15)
Class B Shares
Fiscal year ended 3-31-2010	9.29	(0.21	)(1)	4.87	(1)	4.66	—	—	—
Fiscal year ended 3-31-2009	12.34	(0.23)		(2.82)		(3.05)	—	—	—
Fiscal year ended 3-31-2008	15.48	(0.35)		(2.08)		(2.43)	—	(0.71)	(0.71)
Fiscal year ended 3-31-2007	15.72	(0.14)		1.24		1.10	—	(1.34)	(1.34)
Fiscal year ended 3-31-2006	16.59	(0.25)		2.53		2.28	—	(3.15)	(3.15)
Class C Shares
Fiscal year ended 3-31-2010	9.45	(0.16	)(1)	4.96	(1)	4.80	—	—	—
Fiscal year ended 3-31-2009	12.51	(0.11)		(2.95)		(3.06)	—	—	—
Fiscal year ended 3-31-2008	15.69	(0.28)		(2.14)		(2.42)	—	(0.76)	(0.76)
Fiscal year ended 3-31-2007	15.87	(0.12)		1.28		1.16	—	(1.34)	(1.34)
Fiscal year ended 3-31-2006	16.67	(0.21)		2.56		2.35	—	(3.15)	(3.15)
Class I Shares
Fiscal year ended 3-31-2010	10.13	0.00	(1)	5.36	(1)	5.36	—	—	—
Fiscal year ended 3-31-2009	13.20	0.02	(1)	(3.09	)(1)	(3.07)	—	—	—
Fiscal year ended 3-31-2008(3)	16.43	(0.01)		(2.26)		(2.27)	—	(0.96)	(0.96)
Class Y Shares
Fiscal year ended 3-31-2010	10.05	(0.02	)(1)	5.30	(1)	5.28	—	—	—
Fiscal year ended 3-31-2009	13.13	(0.01	)(1)	(3.07	)(1)	(3.08)	—	—	—
Fiscal year ended 3-31-2008	16.42	(0.04	)(1)	(2.32	)(1)	(2.36)	—	(0.93)	(0.93)
Fiscal year ended 3-31-2007	16.36	0.03		1.37		1.40	—	(1.34)	(1.34)
Fiscal year ended 3-31-2006	16.92	(0.06)		2.65		2.59	—	(3.15)	(3.15)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(3)	For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(4)	Annualized.

(5)	For the fiscal year ended March 31, 2008.

258	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Class A Shares
Fiscal year ended 3-31-2010	$14.99	51.87	%(2)	$202		1.77%		-0.55%		100%
Fiscal year ended 3-31-2009	9.87	-23.84	(2)	106		1.93		-0.54		101
Fiscal year ended 3-31-2008	12.96	-15.19	(2)	104		1.76		-0.63		118
Fiscal year ended 3-31-2007	16.22	8.26	(2)	121		1.74		-0.24		123
Fiscal year ended 3-31-2006	16.24	16.44	(2)	86		1.80		-0.76		157
Class B Shares
Fiscal year ended 3-31-2010	13.95	50.16		7		2.99		-1.77		100
Fiscal year ended 3-31-2009	9.29	-24.72		4		3.04		-1.67		101
Fiscal year ended 3-31-2008	12.34	-16.14		5		2.83		-1.69		118
Fiscal year ended 3-31-2007	15.48	7.11		9		2.82		-1.33		123
Fiscal year ended 3-31-2006	15.72	15.28		7		2.84		-1.80		157
Class C Shares
Fiscal year ended 3-31-2010	14.25	50.79		14		2.55		-1.33		100
Fiscal year ended 3-31-2009	9.45	-24.46		6		2.72		-1.34		101
Fiscal year ended 3-31-2008	12.51	-15.91		8		2.54		-1.40		118
Fiscal year ended 3-31-2007	15.69	7.43		12		2.52		-1.04		123
Fiscal year ended 3-31-2006	15.87	15.64		10		2.54		-1.50		157
Class I Shares
Fiscal year ended 3-31-2010	15.49	52.91		2		1.18		0.04		100
Fiscal year ended 3-31-2009	10.13	-23.26		1		1.18		0.20		101
Fiscal year ended 3-31-2008(3)	13.20	-14.39		—	*	1.19	(4)	-0.07	(4)	118	(5)
Class Y Shares
Fiscal year ended 3-31-2010	15.33	52.54		19		1.40		-0.17		100
Fiscal year ended 3-31-2009	10.05	-23.46		8		1.42		-0.06		101
Fiscal year ended 3-31-2008	13.13	-14.89		14		1.39		-0.25		118
Fiscal year ended 3-31-2007	16.42	8.70		21		1.39		0.08		123
Fiscal year ended 3-31-2006	16.36	16.88		24		1.41		-0.37		157

Prospectus	259

IVY TAX-MANAGED EQUITY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 3-31-2010(2)	$8.62	$(0.11	)(3)	$2.27	(3)	$2.16	$—	$—	$—
Class B Shares
Fiscal year ended 3-31-2010(2)	8.62	(0.15	)(3)	2.25	(3)	2.10	—	—	—
Class C Shares
Fiscal year ended 3-31-2010(2)	8.62	(0.15	)(3)	2.25	(3)	2.10	—	—	—
Class I Shares
Fiscal year ended 3-31-2010(6)	8.62	(0.07	)(3)	2.26	(3)	2.19	—	—	—
Fiscal period ended 5-17-2009(7)	11.51	(0.07	)(3)	(2.82	)(3)	(2.89)	—	—	—
Fiscal year ended 6-30-2008(7)	11.00	(0.12)		0.63		0.51	—	—	—
Fiscal year ended 6-30-2007(7)	9.32	(0.02)		1.70		1.68	—	—	—
Fiscal year ended 6-30-2006(7)	8.76	(0.05	)(3)	0.61	(3)	0.56	—	—	—
Fiscal year ended 6-30-2005(7)	8.28	0.01		0.50		0.51	(0.03)	—	(0.03)
Fiscal year ended 6-30-2004(7)	6.95	(0.01)		1.34		1.33	—	—	—
Class Y Shares
Fiscal year ended 3-31-2010(2)	8.62	(0.07	)(3)	2.23	(3)	2.16	—	—	—

*	Not shown due to rounding.

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	For the period from May 18, 2009 (commencement of operations of the class) through March 31, 2010.

(3)	Based on average weekly shares outstanding.

(4)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(5)	Annualized.

(6)

The Ivy Tax-Managed Equity Fund commenced operations on May 18, 2009 after the reorganization of the Class Y shares of Waddell & Reed AdvisorsTax-Managed Equity Fund into Class I shares of the corresponding fund. The information shown is for a share outstanding during the fiscal period from May 18, 2009 through March 31, 2010 for Ivy Tax-Managed Equity Fund.

(7)	The information shown is for a share outstanding during the fiscal year or period ended for Class Y of the Waddell & Reed Advisors Tax-Managed Equity Fund prior to the reorganization.

(8)

The return shown for Class Y is hypothetical, because there were no shares or assets for the period from July 28, 2009 through October 7, 2009. Class A data has been substituted for Class Y data during that period.

260	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)		Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(1)		Portfolio Turnover Rate
Class A Shares
Fiscal year ended 3-31-2010(2)	$10.78	25.06	%(4)	$3		2.57	%(5)	-1.26	%(5)	4.33	%(5)	-3.02	%(5)	19%
Class B Shares
Fiscal year ended 3-31-2010(2)	10.72	24.36		—	*	3.12	(5)	-1.81	(5)	4.88	(5)	-3.57	(5)	19
Class C Shares
Fiscal year ended 3-31-2010(2)	10.72	24.36		1		3.13	(5)	-1.82	(5)	4.89	(5)	-3.58	(5)	19
Class I Shares
Fiscal year ended 3-31-2010(6)	10.81	25.41		1		2.11	(5)	-0.82	(5)	4.03	(5)	-2.74	(5)	19
Fiscal period ended 5-17-2009(7)	8.62	-25.11		—	*	2.42	(5)	-1.05	(5)	—		—		40
Fiscal year ended 6-30-2008(7)	11.51	4.64		—	*	2.11		-0.97		—		—		27
Fiscal year ended 6-30-2007(7)	11.00	18.03		—	*	1.24		-0.23		—		—		55
Fiscal year ended 6-30-2006(7)	9.32	6.39		—	*	1.30		-0.60		—		—		100
Fiscal year ended 6-30-2005(7)	8.76	6.11		—	*	1.14		0.09		—		—		66
Fiscal year ended 6-30-2004(7)	8.28	19.14		—	*	1.24		-0.80		—		—		92
Class Y Shares
Fiscal year ended 3-31-2010(2)	10.78	25.06	(8)	—	*	2.52	(5)	-1.11	(5)	4.28	(5)	-2.87	(5)	19

Prospectus	261

IVY VALUE FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Distributions from Return of Capital
Class A Shares
Fiscal year ended 3-31-2010	$9.94	$0.02	(1)	$5.65	(1)	$5.67	$(0.03)	$—	$(0.02)
Fiscal year ended 3-31-2009	15.95	0.13		(6.03)		(5.90)	(0.11)	—	—
Fiscal year ended 3-31-2008	19.04	0.12		(1.85)		(1.73)	(0.12)	(1.24)	—
Fiscal year ended 3-31-2007	17.17	0.13		2.28		2.41	(0.13)	(0.41)	—
Fiscal year ended 3-31-2006	16.04	0.10		1.14		1.24	(0.11)	—	—
Class B Shares
Fiscal year ended 3-31-2010	9.78	(0.17	)(1)	5.51	(1)	5.34	—	—	—
Fiscal year ended 3-31-2009	15.76	(0.10)		(5.88)		(5.98)	—	—	—
Fiscal year ended 3-31-2008	18.83	(0.09)		(1.80)		(1.89)	—	(1.18)	—
Fiscal year ended 3-31-2007	17.04	(0.03)		2.23		2.20	—	(0.41)	—
Fiscal year ended 3-31-2006	15.97	(0.04)		1.12		1.08	(0.01)	—	—
Class C Shares
Fiscal year ended 3-31-2010	9.86	(0.08	)(1)	5.56	(1)	5.48	—	—	—
Fiscal year ended 3-31-2009	15.83	0.00	(1)	(5.97	)(1)	(5.97)	—	—	—
Fiscal year ended 3-31-2008	18.90	(0.06)		(1.81)		(1.87)	—	(1.20)	—
Fiscal year ended 3-31-2007	17.08	(0.01)		2.24		2.23	—	(0.41)	—
Fiscal year ended 3-31-2006	16.00	(0.04)		1.13		1.09	(0.01)	—	—
Class I Shares
Fiscal year ended 3-31-2010	9.95	0.06	(1)	5.71	(1)	5.77	(0.06)	—	(0.06)
Fiscal year ended 3-31-2009	15.97	0.22		(6.04)		(5.82)	(0.20)	—	—
Fiscal year ended 3-31-2008(3)	19.10	0.20		(1.90)		(1.70)	(0.19)	(1.24)	—
Class Y Shares
Fiscal year ended 3-31-2010	9.95	0.04	(1)	5.67	(1)	5.71	(0.04)	—	(0.04)
Fiscal year ended 3-31-2009	15.96	0.26		(6.11)		(5.85)	(0.16)	—	—
Fiscal year ended 3-31-2008	19.04	0.16	(1)	(1.85	)(1)	(1.69)	(0.15)	(1.24)	—
Fiscal year ended 3-31-2007	17.18	0.22	(1)	2.22	(1)	2.44	(0.17)	(0.41)	—
Fiscal year ended 3-31-2006	16.05	0.13		1.15		1.28	(0.15)	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(3)	For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.

(4)	Annualized.

(5)	For the fiscal year ended March 31, 2008.

262	Prospectus

	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Class A Shares
Fiscal year ended 3-31-2010	$(0.05)	$15.56	57.09	%(2)	$56		1.85%		0.26%		77%
Fiscal year ended 3-31-2009	(0.11)	9.94	-37.09	(2)	34		1.79		0.98		57
Fiscal year ended 3-31-2008	(1.36)	15.95	-9.83	(2)	57		1.52		0.63		66
Fiscal year ended 3-31-2007	(0.54)	19.04	14.12	(2)	73		1.49		0.76		61
Fiscal year ended 3-31-2006	(0.11)	17.17	7.75	(2)	58		1.53		0.65		63
Class B Shares
Fiscal year ended 3-31-2010	—	15.12	54.60		3		3.40		-1.28		77
Fiscal year ended 3-31-2009	—	9.78	-37.94		2		3.08		-0.35		57
Fiscal year ended 3-31-2008	(1.18)	15.76	-10.72		4		2.51		-0.35		66
Fiscal year ended 3-31-2007	(0.41)	18.83	12.99		6		2.46		-0.21		61
Fiscal year ended 3-31-2006	(0.01)	17.04	6.73		5		2.50		-0.33		63
Class C Shares
Fiscal year ended 3-31-2010	—	15.34	55.58		5		2.70		-0.63		77
Fiscal year ended 3-31-2009	—	9.86	-37.71		2		2.79		0.01		57
Fiscal year ended 3-31-2008	(1.20)	15.83	-10.56		4		2.41		-0.25		66
Fiscal year ended 3-31-2007	(0.41)	18.90	13.09		5		2.38		-0.12		61
Fiscal year ended 3-31-2006	(0.01)	17.08	6.80		4		2.41		-0.23		63
Class I Shares
Fiscal year ended 3-31-2010	(0.12)	15.60	58.20		—	*	1.15		0.87		77
Fiscal year ended 3-31-2009	(0.20)	9.95	-36.67		—	*	1.11		1.66		57
Fiscal year ended 3-31-2008(3)	(1.43)	15.97	-9.63		—	*	1.07	(4)	1.09	(4)	66	(5)
Class Y Shares
Fiscal year ended 3-31-2010	(0.08)	15.58	57.52		1		1.54		0.57		77
Fiscal year ended 3-31-2009	(0.16)	9.95	-36.80		—	*	1.40		1.41		57
Fiscal year ended 3-31-2008	(1.39)	15.96	-9.60		—	*	1.31		0.85		66
Fiscal year ended 3-31-2007	(0.58)	19.04	14.28		—	*	1.29		0.96		61
Fiscal year ended 3-31-2006	(0.15)	17.18	7.99		12		1.31		0.89		63

Prospectus	263

Appendix A

Prior Performance of Related Fund

Ivy Funds VIP Micro Cap Growth

Ivy Micro Cap Growth Fund is new, so its performance information is not included in this Prospectus. However, Ivy Micro Cap Growth Fund is modeled after Ivy Funds VIP Micro Cap Growth, a fund that is managed by WRIMCO, an affiliate of IICO, and is deemed to be a related fund (Related Fund). Although the expense structures for shares of the Related Fund and Ivy Micro Cap Growth Fund are substantially the same, there may be differences between these funds, including asset sizes and cash flows. These differences will cause the performance of the Related Fund to differ from that of Ivy Micro Cap Growth Fund. However, Ivy Micro Cap Growth Fund and the Related Fund are substantially similar, since the investment objectives, strategies and policies of Ivy Micro Cap Growth Fund are substantially the same as those of the Related Fund. WSA, the subadvisor for Ivy Micro Cap Growth Fund, also is the subadvisor for the Related Fund. The portfolio managers for Ivy Micro Cap Growth Fund also are the portfolio managers for the Related Fund.

The bar chart and performance table below provide information regarding the performance of the Related Fund, not of Ivy Micro Cap Growth Fund, by showing changes in the Related Fund’s performance from year to year and by showing how the Related Fund’s average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The performance of the Related Fund is historical and does not guarantee future performance of Ivy Micro Cap Growth Fund. The performance of Ivy Micro Cap Growth Fund may be better or worse than that of the Related Fund.

The bar chart presents the annual total returns for shares of the Related Fund and shows how performance has varied from year to year over the past ten calendar years.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Related Fund’s past performance (before and after taxes) does not necessarily indicate how it (or the Ivy Micro Cap Growth Fund) will perform in the future.

For periods prior to September 22, 2003, the performance shown is the performance of the Advantus Micro-Cap Growth Portfolio, which was reorganized as the Related Fund on September 22, 2003. The Related Fund would have had substantially similar annual returns and would have differed only to the extent that the Related Fund had different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the Related Fund. If those expenses were reflected, performance of the Related Fund would differ.

Chart of Year-by-Year Returns of Related Fund

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 38.37% (the second quarter of 2003) and the lowest quarterly return was -34.64% (the third quarter of 2002). The return for the year through June 30, 2010 was 2.63%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years
Shares of Related Fund	41.29%	1.19%	-3.35%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	34.45%	0.84%	-1.37%
Russell Micro Cap Growth Index (reflects no deduction for fees, expenses or taxes)	39.16%	-3.15%	NA
Lipper Variable Annuity Small-Cap Growth Funds Universe Average (net of fees and expenses)	35.67%	1.04%	-0.67%

The indexes shown are broad-based, securities market indexes that are unmanaged. The Lipper average is a composite of mutual funds with investment objectives similar to that of the Portfolio.

264	Prospectus

IVY FUNDS

Custodian

UMB Bank, n.a.

928 Grand Boulevard

Kansas City, Missouri 64106

Legal Counsel

K&L Gates LLP

Three First National Plaza

70 West Madison Street

Suite 3100

Chicago, Illinois 60602-4207

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

1100 Walnut, Suite 3300

Kansas City, Missouri 64106

Investment Manager

Ivy Investment

Management Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

913.236.2000

800.777.6472

Distributor

Ivy Funds Distributor, Inc.

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

913.236.2000

800.777.6472

Transfer Agent

WI Services Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

913.236.2000

800.777.6472

Accounting Services Agent

WI Services Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

913.236.2000

800.777.6472

Prospectus	265

IVY FUNDS

You can get more information about each Fund in the —

■

Statement of Additional Information (SAI), which contains detailed information about a Fund, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

■

Annual and Semiannual Reports to Shareholders, which detail a Fund’s actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during the year covered by the report.

To request a copy of a Fund’s current SAI or copies of its most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Ivy Funds Distributor, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com and are available at www.ivyfunds.com.

Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC’s web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC’s Public Reference Room, Room 1580, 100 F Street NE, Washington, D.C. 20549-1520. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202.551.8090.

IVY FUNDS DISTRIBUTOR, INC.

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

800.777.6472

IVYPRO (07/10)

The SEC file number for Ivy Funds is 811-06569

266	Prospectus

IVY FUNDS

Ticker
IVY EQUITY FUNDS	Class A	Class B	Class C	Class E	Class I	Class R	Class Y

Ivy Asset Strategy Fund	WASAX	WASBX	WASCX	IASEX	IVAEX	IASRX	WASYX

Ivy Asset Strategy New Opportunities Fund	INOAX	INOBX	INOCX		INOIX	INORX	INOYX

Ivy Balanced Fund	IBNAX	IBNBX	IBNCX		IYBIX		IBNYX

Ivy Capital Appreciation Fund	WMEAX	WMEBX	WMECX	IVCEX	IVAIX		WMEYX

Ivy Core Equity Fund	WCEAX	WCEBX	WTRCX	ICFEX	ICIEX		WCEYX

Ivy Cundill Global Value Fund	ICDAX	ICDBX	ICDCX	ICVEX	ICVIX		ICDYX

Ivy Dividend Opportunities Fund	IVDAX	IVDBX	IVDCX	IDIEX	IVDIX		IVDYX

Ivy Energy Fund	IEYAX	IEYBX	IEYCX		IVEIX		IEYYX

Ivy European Opportunities Fund	IEOAX	IEOBX	IEOCX		IEOIX		IEOYX

Ivy Global Natural Resources Fund	IGNAX	IGNBX	IGNCX	IGNEX	IGNIX	IGNRX	IGNYX

Ivy International Balanced Fund	IVBAX	IVBBX	IVBCX	IIBEX	IIBIX		IVBYX

Ivy International Core Equity Fund	IVIAX	IIFBX	IVIFX	IICEX	ICEIX		IVVYX

Ivy International Growth Fund	IVINX	IVIBX	IVNCX		IGIIX		IVIYX

Ivy Large Cap Growth Fund	WLGAX	WLGBX	WLGCX	ILCEX	IYGIX	WLGRX	WLGYX

Ivy Managed European/Pacific Fund	IVMAX	IVMBX	IVMCX		IVMIX		IVMYX

Ivy Managed International Opportunities Fund	IVTAX	IVTBX	IVTCX		IVTIX		IVTYX

Ivy Micro Cap Growth Fund	IGWAX	IGWBX	IGWCX		IGWIX		IGWYX

Ivy Mid Cap Growth Fund	WMGAX	WMGBX	WMGCX	IMCEX	IYMIX	WMGRX	WMGYX

Ivy Pacific Opportunities Fund	IPOAX	IPOBX	IPOCX		IPOIX		IPOYX

Ivy Real Estate Securities Fund	IRSAX	IRSBX	IRSCX	IREEX	IREIX	IRSRX	IRSYX

Ivy Science and Technology Fund	WSTAX	WSTBX	WSTCX	ISTEX	ISTIX	WSTRX	WSTYX

Ivy Small Cap Growth Fund	WSGAX	WSGBX	WSGCX	ISGEX	IYSIX	WSGRX	WSCYX

Ivy Small Cap Value Fund	IYSAX	IYSBX	IYSCX		IVVIX		IYSYX

Ivy Tax-Managed Equity Fund	IYEAX	IYEBX	IYECX		WYTMX		IYEYX

Ivy Value Fund	IYVAX	IYVBX	IYVCX		IYAIX		IYVYX

IVY FIXED INCOME AND MONEY MARKET FUNDS	Ticker
	Class A	Class B	Class C	Class E	Class I	Class R	Class Y

Ivy Bond Fund	IBOAX	IBOBX	IBOCX	IVBEX	IVBIX		IBOYX

Ivy Global Bond Fund	IVSAX	IVSBX	IVSCX		IVSIX		IVSYX

Ivy High Income Fund	WHIAX	WHIBX	WRHIX	IVHEX	IVHIX		WHIYX

Ivy Limited-Term Bond Fund	WLTAX	WLTBX	WLBCX	IVLEX	ILTIX		WLTYX

Ivy Money Market Fund	WRAXX	WRBXX	WRCXX	IVEXX

Ivy Mortgage Securities Fund	IYMAX	IYMBX	IYMCX	IMSEX	IMFIX		IYMYX

Ivy Municipal Bond Fund	WMBAX	WMBBX	WMBCX		IMBIX		WMBYX

Ivy Municipal High Income Fund	IYIAX	IYIBX	IYICX		WYMHX		IYIYX

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913-236-2000

800-777-6472

July 30, 2010

STATEMENT OF ADDITIONAL INFORMATION

Ivy Funds (Trust) is an open-end management investment company that currently consists of 33 separate series (each, a Fund and collectively, the Funds), which are listed above. This Statement of Additional Information (SAI) is not a prospectus. Investors should read this SAI in conjunction with the prospectus for the Trust dated July 30, 2010, (collectively, the Prospectus) which may be obtained, without charge, upon request, from the Trust or its principal underwriter and distributor, Ivy Funds Distributor, Inc. (IFDI), at the address or telephone number shown above.

This SAI incorporates by reference information that appears in the Funds’ Annual Reports which are delivered to all current shareholders. To obtain a copy of the Funds’ most recent Annual and/or Semiannual Reports, without charge, contact the Trust or IFDI at the address or telephone number above. Copies of the Annual and/or Semiannual Reports are also available at www.ivyfunds.com.

FUND HISTORY

Ivy Funds was organized as a Delaware statutory trust on November 13, 2008. On April 1, 2010, thirty-two (32) series of the Trust, listed below, became the successor either to one of the series of Ivy Funds, Inc., organized as a Maryland corporation on January 29, 1992, or to one of the series of Ivy Funds, organized as a Massachusetts business trust on December 21, 1983, as indicated below. Ivy Asset Strategy New Opportunities Fund is a new Fund established under the Delaware statutory trust and is therefore not referenced below.

Series	Formerly a series of
Ivy Asset Strategy Fund	Ivy Funds, Inc.

Ivy Balanced Fund	Ivy Funds

Ivy Bond Fund	Ivy Funds

Ivy Capital Appreciation Fund	Ivy Funds, Inc.

Ivy Core Equity Fund	Ivy Funds, Inc.

Ivy Cundill Global Value Fund	Ivy Funds

Ivy Dividend Opportunities Fund	Ivy Funds

Ivy Energy Fund	Ivy Funds, Inc.

Ivy European Opportunities Fund	Ivy Funds

Ivy Global Bond Fund	Ivy Funds

Ivy Global Natural Resources Fund	Ivy Funds

Ivy High Income Fund	Ivy Funds, Inc.

Ivy International Balanced Fund	Ivy Funds

Ivy International Core Equity Fund	Ivy Funds

Ivy International Growth Fund	Ivy Funds

Ivy Large Cap Growth Fund	Ivy Funds, Inc.

Ivy Limited-Term Bond Fund	Ivy Funds, Inc.

Ivy Managed European/Pacific Fund	Ivy Funds

Ivy Managed International Opportunities Fund	Ivy Funds

Ivy Micro Cap Growth Fund	Ivy Funds

Ivy Mid Cap Growth Fund	Ivy Funds, Inc.

Ivy Money Market Fund	Ivy Funds, Inc.

Ivy Mortgage Securities Fund	Ivy Funds

Ivy Municipal Bond Fund	Ivy Funds, Inc.

Ivy Municipal High Income Fund	Ivy Funds, Inc.

Ivy Pacific Opportunities Fund	Ivy Funds

Ivy Real Estate Securities Fund	Ivy Funds

Ivy Science and Technology Fund	Ivy Funds, Inc.

Ivy Small Cap Growth Fund	Ivy Funds, Inc.

Ivy Small Cap Value Fund	Ivy Funds

Ivy Tax-Managed Equity Fund	Ivy Funds, Inc.

Ivy Value Fund	Ivy Funds

THE FUNDS, THEIR INVESTMENTS, RELATED RISKS AND RESTRICTIONS

Each Fund is a mutual fund; an investment that pools shareholders’ money and invests it toward a specified objective. Each Fund is a series of Ivy Funds, an open-end, diversified management investment company and a series of the Trust.

This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Funds’ investment manager, Ivy Investment Management Company (IICO), or a Fund’s investment subadvisor, if applicable, (IICO or a subadvisor referred to herein as Investment Manager) may employ and the types of instruments in which a Fund may invest, in pursuit of the Fund’s objective(s). A summary of the risks associated with instrument types and investment practices is included as well.

The Investment Manager might not buy all of the instruments or use all of the techniques described below, or use them to the full extent permitted by a Fund’s investment policies and restrictions. The Investment Manager buys an instrument or uses a technique only if it believes that doing so will help a Fund achieve its objective(s). See Investment Restrictions for a listing of the fundamental and non-fundamental, or operating, policies.

Recent Market Events

Events in the financial sector during the past few years have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue. The U.S. government has taken numerous steps to alleviate certain of these market conditions. However, there is no assurance that such actions will be successful in the near or long term.

In addition to the turbulence in financial markets, reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continuing market turbulence may have an adverse effect on the Funds.

Ivy Managed European/Pacific Fund and Ivy Managed International Opportunities Fund

Ivy Managed European/Pacific Fund and Ivy Managed International Opportunities (collectively, the Ivy Managed Funds) are each a fund of funds; each invests primarily in a combination of underlying Ivy Funds, as described in the Funds’ Prospectus.

Other Direct Investments of the Ivy Managed Funds

Each Ivy Managed Fund may invest directly in U.S. government securities, commercial paper and other short-term corporate obligations, other money market instruments, including repurchase agreements, and any other security, as that term is defined in the Investment Company Act of 1940, as amended (1940 Act). Under normal circumstances, each Ivy Managed Fund anticipates investments in these securities and instruments to be minimal.

Each Ivy Managed Fund may also purchase shares of a registered investment company not affiliated with the Funds (an “unaffiliated fund”), provided that, immediately after such purchase, the Ivy Managed Fund does not own more than 3% of the total outstanding stock of such unaffiliated fund. Each Ivy Managed Fund anticipates that investments in unaffiliated funds will be minimal, if any.

Ivy Asset Strategy Fund and Ivy Asset Strategy New Opportunities Fund

Ivy Asset Strategy Fund and Ivy Asset Strategy New Opportunities Fund allocate their assets primarily among stocks, bonds and short-term instruments of issuers in markets around the globe, as well as investments in precious metals and exposure to various foreign currencies. The Funds may invest their assets in any market that IICO believes can offer a high probability of return or, alternatively, can provide a high degree of safety in uncertain times. Depending on its outlook for the U.S. and global economies, IICO identifies growth themes and then focuses its strategy on allocating each Funds assets among stocks, bonds, cash, precious metals, currency and derivatives thereon. After determining these allocations, IICO seeks attractive opportunities within each market by focusing on issuers in countries, sectors and companies with strong cash flow and low balance sheet leverage.

•

For Ivy Asset Strategy Fund: “Stocks” include equity securities of all types, although IICO typically emphasizes a blend of value and growth potential in selecting stocks. Value stocks are those that IICO believes are currently selling below their true worth, while growth stocks are those whose earnings IICO believes are likely to grow faster than the economy. The Fund may invest in the securities of any size company, but primarily focuses on larger cap issuers.

•

For Ivy Asset Strategy New Opportunities Fund: “Stocks” include equity securities of companies primarily within the small to mid cap range (capitalizations within the range of $0.5 billion to $10 billion, small caps typically being less than $3.5 billion and mid caps falling within a range of $1 billion to $10 billion). IICO will typically emphasize relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth. IICO typically emphasizes a blend of value and growth potential in selecting stocks. Value stocks are those that IICO believes are currently selling below their true worth, while growth stocks are those whose earnings IICO believes are likely to grow faster than the economy.

•

For both Ivy Asset Strategy Fund and Ivy Asset Strategy New Opportunities Fund: “Bonds” include all varieties of fixed-income instruments, such as corporate debt securities or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities), with remaining maturities of more than one year. This investment type may include a significant amount, up to 35% of each Fund’s total assets, of high-yield/high-risk bonds, or junk bonds, which include bonds rated BB or below by Standard & Poor’s (S&P) or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by IICO to be of comparable quality.

•

For both Ivy Asset Strategy Fund and Ivy Asset Strategy New Opportunities Fund: “Short-term instruments” include all types of short-term securities with remaining maturities of one year or less, including higher-quality money market instruments.

•

For both Ivy Asset Strategy Fund and Ivy Asset Strategy New Opportunities Fund: Within each of these investment types, each Fund may invest in U.S. and foreign securities; each Fund may invest up to 100% of its total assets in foreign securities, including issuers located in and/or generating revenue from emerging markets.

IICO may allocate each of the Fund’s investments among these different types of securities in different proportions at different times, including up to 100% in stocks (for Ivy Asset Strategy New Opportunities up to 100% in stocks of small-to-mid-cap issuers), bonds, or short-term instruments, respectively. IICO may exercise a flexible strategy in the selection of securities, and each of the Funds is not required to allocate its investments among stocks and bonds in any fixed proportion, nor is it limited by investment style or by the issuer’s location, size, market capitalization or industry sector (except for Ivy Asset Strategy New Opportunities Fund, that its stock holdings will be securities of primarily small-to-mid-cap companies). Each Fund may have none, some or all of its assets invested in each asset class in relative proportions that change over time based upon market and economic conditions. Subject to liquidity requirements, each Fund also may invest up to 25% of its total assets in precious metals.

Generally, in determining whether to sell a security, IICO considers many factors, which may include a deterioration in a company’s fundamentals caused by global-specific factors such as geo-political landscape changes, regulatory or currency changes, or increased competition, as well as company-specific factors, such as reduced pricing power, diminished market opportunity, or increased competition. IICO also may sell a security if the price of the security reaches what IICO believes is fair value, to reduce each Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

IICO may, when consistent with each Fund’s investment objective, seek to hedge market risk on various securities, increase exposure to various markets, manage exposure to various foreign currencies, precious metals and various markets, and seek to hedge certain event risks on positions held by each Fund. In an effort to achieve the objective of hedging market risk and increasing exposure to equity markets, each Fund may utilize various instruments including, but not limited to, the following: futures, both long and short positions, total return swaps and options contracts, both written and purchased, on foreign and U.S. equity indices. To manage foreign currency exposure, each Fund may utilize forward contracts and option contracts either to increase or decrease exposure to a given currency. To manage exposure to precious metals, each Fund may utilize options, both written and purchased, on precious metals. To manage event risks, each Fund may utilize futures contracts, both long and short positions or individual securities.

Ivy High Income Fund

Ivy High Income Fund may invest in certain high-yield, high-risk, non-investment grade debt securities, or junk bonds, which include bonds rated BB or below by Standard & Poor’s (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO), or, if unrated, bonds determined by IICO to be of comparable quality. The market for such securities may differ from that for investment grade debt securities. See the discussion below for information about the risks associated with non-investment grade debt securities. See Appendix A to this SAI for a description of bond ratings.

Ivy Money Market Fund

Ivy Money Market Fund may only invest in the money market obligations and instruments listed below. In addition, as a money market fund that uses the amortized cost method of valuing its portfolio securities, the Fund must comply with Rule 2a-7 (Rule 2a-7) under the 1940 Act. Under Rule 2a-7, investments are limited to those that are U.S. dollar-denominated and that are rated in one of the two highest rating categories by the required number of requisite NRSROs (an NRSRO is a “requisite NRSRO” if designated as such by the Trust’s Board of Trustees (Board)) or are comparable unrated securities. See Appendix A to this SAI for a description of some of these ratings. In addition, Rule 2a-7 limits investments in securities of any one issuer (except U.S. government securities) to no more than 5% of the Fund’s total assets. Investments in securities rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities are limited to no more than 3% of the Fund’s total assets, with investment in such securities of any one issuer (except U.S. government securities) being limited to 0.5% of the Fund’s total assets. In accordance with Rule 2a-7, the Fund may invest in securities with a remaining maturity of not more than 397 calendar days or, for securities rated in the second highest rating category by the requisite NRSROs (or, if unrated, determined by IICO to be of comparable quality to such securities), not more than 45 calendar days.

(1)	U.S. Government Securities: See the section entitled U.S. Government Securities.

(2) Bank Obligations and Instruments Secured Thereby: Subject to the restrictions described above, time deposits, certificates of deposit, bankers’ acceptances and other bank obligations if they are obligations of a bank subject to regulation by the U.S. government (including obligations issued by foreign branches of these banks) or obligations issued by a foreign bank having total assets equal to at least U.S. $500,000,000, and instruments secured by any such obligation.

A bank includes commercial banks and savings and loan associations. Time deposits are monies kept on deposit with U.S. banks or other U.S. financial institutions for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case, the yield of these investments will be reduced.

(3) Commercial Paper Obligations Including Floating Rate Securities and Variable Rate Master Demand Notes: Commercial paper rated in one of the two highest categories by the required number of requisite NRSROs, or, if not rated, of comparable quality and issued by a corporation in whose debt obligations the Fund may invest (see 4 below). See Appendix A for a description of some of these ratings. A floating rate security has an interest rate that changes whenever there is a change in a designated base rate. A variable rate master demand note represents a purchasing/selling arrangement of short-term promissory notes under a letter agreement between a commercial paper issuer and an institutional investor.

(4) Corporate Debt Obligations: Corporate debt obligations if they are rated at least A by S&P or comparably rated by another NRSRO. See Appendix A for a description of some of these debt ratings.

(5) Foreign Obligations and Instruments: Subject to the diversification requirements applicable to the Fund under Rule 2a-7, the Fund may invest in foreign bank obligations, obligations of foreign branches of domestic banks, obligations guaranteed by a bank or a corporation in whose obligations the Fund may invest and commercial paper of an approved foreign issuer. Each of these obligations must be U.S. dollar-denominated. Investments in obligations of domestic branches of foreign banks will not be considered to be domestic securities if IICO has determined that the nature and extent of federal and state regulation and supervision of the branch in question is substantially equivalent to federal and state chartered or domestic banks doing business in the same jurisdiction.

(6) Municipal securities

(7) Certain Other Obligations: Obligations other than those listed in (1) through (6) only if any such other obligation is guaranteed as to principal and interest by either a bank in whose obligations the Fund may invest (see (2) above) or a corporation in whose commercial paper the Fund may invest (see (3) above) and otherwise permissible under Rule 2a-7).

The value of the obligations and instruments in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates. If these rates go up after the Fund buys an obligation or instrument, its value may go down; if these rates go down, its value may go up. Changes in value and yield based on changes in prevailing interest rates may have different effects on short-term debt obligations than on long-term obligations. Long-term obligations (which often have higher yields) may fluctuate in value more than short-term ones. Changes in interest rates will be more quickly reflected in the yield of a portfolio of short-term obligations than in the yield of a portfolio of long-term obligations.

Ivy Municipal Bond Fund and Ivy Municipal High Income Fund

Municipal Bonds. Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various public purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

A special class of municipal bonds issued by state and local government authorities and agencies are private activity bonds (PABs). Each Fund may purchase PABs only if the interest on them is free from Federal income taxation, although such interest may be an item of tax preference for purposes of the Federal alternative minimum tax (AMT). In general, PABs are revenue bonds and are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities such as for energy and pollution control. PABs are also used to finance public facilities such as airports and mass transit systems. The credit quality of PABs is usually directly related to the credit standing of the user of the facilities being financed. The Fund may invest an unlimited percentage of its assets in municipal bonds that are PABs.

Municipal leases and participation interests therein are another type of municipal bond (collectively, lease obligations). These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a variety of equipment and facilities. The factors to be considered in determining whether or not any rated municipal lease obligations are liquid include the following: (1) the frequency of trades and quotes for the obligations, (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers, (3) the willingness of dealers to undertake to make a market in the securities, (4) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer, (5) the likelihood that the marketability of the obligation will be maintained through the time the instrument is held, (6) the credit quality of the issuer and the lessee, and (7) the essentiality to the lessee of the property covered by the lease. Unrated municipal lease obligations are considered illiquid.

Neither Fund has held, and neither Fund intends to hold, municipal lease obligations directly as a lessor of the property, but each Fund may from time to time purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation. Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt, including voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts have evolved as means for governmental issuers to acquire property and equipment without being required to meet these constitutional and statutory requirements. Many leases and contracts include non-appropriation clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance restrictions. In determining the liquidity of a municipal lease obligation, the Investment Manager will differentiate between direct interests in municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-purchase agreement as its base. See Asset-Backed Securities. While the former may present liquidity issues, the latter are based on a well-established method of securing payment of a municipal lease obligation.

The Funds may also invest in municipal notes, which include tax anticipation notes (TANs), revenue anticipation notes (RANs), and bond anticipation notes (BANs). TANs are issued to finance working capital needs of municipalities. Generally, TANs are issued in anticipation of future seasonal tax revenues, such as from income, sales, use and business taxes and are payable from these future revenues. RANs are issued in expectation of receipt of non-tax revenue, such as that available under Federal revenue-sharing programs. BANs are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the BANs.

The Investment Manager and the Funds rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds. If a court holds that an obligation held by either Fund is not a municipal bond (with the result that the interest thereon is taxable), the Fund will sell the obligation as soon as possible, but it might incur a loss upon such sale.

Municipal bonds vary widely as to their interest rates, degree of security and maturity. Bonds are selected on the basis of quality, yield and diversification. Factors that affect the yield on municipal bonds include general money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the nature of the issue. Lower-rated bonds usually, but not always, have higher yields than similar but higher-rated bonds.

Medium- or lower-rated municipal securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited. This factor may have the effect of limiting the availability of the securities for purchase by a Fund and may also limit the ability of a Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

Lower-quality debt securities (commonly called junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, the Investment Manager’s research and credit analysis are an especially important part of managing securities of this type held by a Fund. The Investment Manager continuously monitors the issuers of lower-rated debt securities in each Fund’s portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of its shareholders.

While credit ratings are only one factor the Investment Manager relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed. See Appendix A for a description of bond ratings.

Now or in the future, S&P may use different rating designations for municipal obligations depending on their maturities on issuance or other characteristics.

Municipal bonds purchased by Ivy Municipal Bond Fund comply with the 80% requirement as discussed in the Prospectus if they are within the top four rating designations of S&P or comparably rated by another NRSRO for the type of municipal bond in question or are of comparable ratings as determined by the Investment Manager. Credit ratings for individual securities may change from time to time, and the Fund is not required to dispose of any municipal bond if its rating falls below the rating required for its purchase, nor does such a fall in rating affect the amount of unrated municipal bonds which the Fund may buy.

Defensive Strategies and Temporary Investments. To shorten the average maturity of its portfolio, the Funds may buy municipal bonds that are payable in a relatively short time. This could be either because they were so payable when they were first issued or because they will mature shortly after purchase. Another reason for buying either these short-term municipal bonds or taxable obligations (up to the 20% limitation on taxable obligations described below) during normal circumstances is to keep assets at work until appropriate investments in longer-term municipal bonds can be made or in order to have cash available to pay for redemptions.

Short-term municipal bonds or taxable obligations purchased for defensive purposes will be held for as long as the Investment Manager believes a temporary defensive posture should be maintained. When bought during normal market conditions, they will be held until appropriate investments in longer-term municipal bonds are made or until they are sold to meet redemptions.

Risks of Certain Types of Municipal Bonds. At any one time each Fund may invest significantly in revenue bonds the principal and interest on which are payable from revenues derived from similar projects, including the following: electrical utilities, health care and life care facilities and small industries. A substantial amount of the assets of the Fund may therefore be invested in securities that are related in such a way that an economic, business or political development or change affecting one such security may likewise affect the other securities. For example, a declining market for health care facilities might adversely affect the ability of municipalities to make timely payments of principal and interest on revenue bonds to be paid from hospital revenues. Each Fund could also have more than 25% of its total assets invested in issuers in the same geographic area, but will not have more than 25% of its total assets in securities of issuers located in any one state.

Many of the low-quality municipal bonds in which a Fund seeks to invest may be PABs. As discussed above under Municipal Bonds, the entity responsible for payment of the principal and interest on PABs is usually the nongovernmental user of the facility being financed by the bond issue. Consequently, to the extent a Fund invests in bonds payable from revenues from facilities or projects in any one industry, it will be subject to the risks inherent in that industry.

For example, a hospital’s gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management and medical capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible Federal legislation limiting the rates of increase of hospital charges. Significant events impacting the hospital industry in any one of these areas might adversely affect the industry’s ability to service its debt or to pay principal when due.

Life care facilities are an alternative form of long-term housing for the elderly. They are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in the process. The facilities may also be impacted by the regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (MSA). The MSA is a settlement agreement between certain states and U.S. tobacco manufacturers representing approximately 95% of the combined market share of tobacco manufacturers. The MSA provides for payments by the tobacco manufacturers to the states, in perpetuity, in exchange for a release of claims against the manufacturers and a pledge of no further tobacco-related litigation.

A number of states have securitized the future flow of these payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to a Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, which in turn is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies.

As a result, payments made by tobacco manufacturers could be negatively affected if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. An MSA-participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Certain tobacco settlement revenue bonds are supported by an annual state appropriation to pay any shortfalls in the payment of principal and interest on the bonds and are backed by the revenues of the state. Bonds having this additional layer of credit support present less risk to a Fund than stand-alone MSA bonds.

Limited Investment in Other Debt Securities. All of Ivy Municipal Bond Fund’s and Ivy Municipal High Income Fund’s invested assets other than cash or receivables, must be invested in municipal bonds, except that a limited amount of assets may be invested in specified debt securities that are referred to in the Prospectus as taxable obligations and in repurchase agreement and certain derivative instruments (see discussion below). Ivy Municipal Bond Fund may invest in taxable obligations only if, after any such investment, not more than 20% of its total assets would consist of taxable obligations. Under normal conditions, Ivy Municipal High Income Fund may invest in taxable obligations only if, after any such investment, not more than 20% of its total assets would consist of taxable obligations including options, futures contracts and other taxable derivative instruments. However, as a temporary defensive measure, Ivy Municipal High Income Fund may invest up to all of its assets in taxable obligations.

The only taxable obligations that each of these Funds may purchase are (1) U.S. government securities, (2) obligations of domestic banks and certain savings and loan associations, (3) U.S. dollar-denominated commercial paper and other cash equivalent securities issued by domestic and foreign issuers, (4) any of the foregoing obligations subject to repurchase agreements and (5) credit default swaps on the debt of financial entities that insure municipal bonds. The taxable commercial paper a Fund may buy must, at the time of purchase, be rated at least A by S&P or a comparable rating as assigned by a NRSRO, or if unrated, a comparable rating as determined by the Investment Manager. See Appendix A for a description of these ratings.

Securities - General

The main types of securities in which the Funds may invest, subject to their respective investment policies and restrictions, may include common stocks, preferred stocks, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which a Fund invests may include preferred stock that converts into common stock. A Fund may invest in preferred stocks rated in any rating category of the NRSROs or, if unrated, determined by the Investment Manager to be of comparable quality, subject to the Fund’s investment policies and restrictions. In the case of a “split-rated” security, which results when NRSROs rate the security at different rating levels (for example, BBB by S&P or comparably rated by another NRSRO), it is each Fund’s general policy to classify such security at the higher rating level where, in the judgment of the Investment Manager, such classification reasonably reflects the security’s quality and risk. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Subject to its investment policies and restrictions, a Fund may invest in debt securities rated in any rating category of the NRSROs, including securities rated in the lowest category (including securities rated D by S&P or comparably rated by another NRSRO). Debt securities rated D by S&P or comparably rated by another NRSRO are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or comparably rated by another NRSRO are considered to be investment grade debt securities; however, securities rated BBB or comparably rated by another NRSRO may have speculative characteristics. In addition, a Fund will treat unrated securities determined by the Investment Manager to be of comparable quality to a rated security as having that rating.

Lower-quality debt securities (commonly called junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

Since the risk of default is higher for lower-rated debt securities, the Investment Manager’s research and credit analysis are an especially important part of managing securities of this type held by a Fund. The Investment Manager continuously monitors the issuers of lower-rated debt securities in each Fund’s portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Trust may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the shareholders of each affected Fund.

While credit ratings are only one factor the Investment Manager relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed.

Subject to its investment policies and restrictions, a Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

Subject to its investment policies and restrictions, a Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s offering document. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective(s).

Subject to its investment policies and restrictions, a Fund may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer’s common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer’s common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, however, the market value of convertible preferred stock is less volatile than the related common stock of the issuer.

Specific Securities and Investment Practices

Banking Industry and Savings and Loan Obligations

Certificates of deposit are certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers’ acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. Each Fund’s investments in certificates of deposit, time deposits, and bankers’ acceptance are limited to obligations of (i) U.S. banks having total assets in excess of $500,000,000 (as of the date of their most recent financial statements at the time of investment), (ii) U.S. banks which do not meet the $500,000,000 asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (FDIC), (iii) savings and loan associations which have total assets in excess of $500,000,000 and which are members of the FDIC, and (iv) foreign banks if the obligation is, in the opinion of the Investment Manager, of an investment quality comparable to other debt securities which may be purchased by the Fund. Each Fund’s investments in certificates of deposit of savings associations are limited to obligations of Federal or state-chartered institutions whose total assets exceed $500,000,000 and whose deposits are insured by the FDIC. Bank deposits are not marketable, and a Fund may invest in them subject to its investment restrictions regarding illiquid investments, unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Borrowing

Each Fund may borrow money only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have reduced net investment income during periods of outstanding borrowings. If a Fund does borrow money, its share price may be subject to greater fluctuation until the borrowing is paid off.

Low Rated Securities. Debt securities rated below the four highest categories (that is, below BBB) are not considered investment grade obligations and are commonly called junk bonds. These securities are predominately speculative and present more credit risk than investment grade obligations. Bonds rated below BBB are also regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

Low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily NAV of the Fund’s shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

Distressed Debt Securities. Subject to its investment restrictions, a Fund may invest in distressed companies and/or non-investment grade debt (collectively referred to as Distressed Debt). A Fund generally makes such investments to achieve capital appreciation, rather than to seek income. Investing in Distressed Debt includes investing in securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. A Fund’s investments in Distressed Debt typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank.

Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a loan participation, a Fund, in effect, steps into the shoes of the lender. Distressed Debt purchased by a Fund may be in the form of loans, notes or bonds. If the loan is secured, a Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders otherwise no such priority of claims exists.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time a Fund invests in these securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Distressed Debt securities are typically unrated, lower-rated, in default or close to default. Also, Distressed Debt is generally more likely to become worthless than the securities of more financially stable companies. An issuer of debt securities may be unable to make interest payments and repay principal when due. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value and, thus, impact Fund performance. These debt securities are subject to interest rate, credit and prepayment risk. An increase in interest rates will reduce the resale value of debt securities and changes in the financial condition or credit rating of an issue may affect the value of its debt securities. Issuers may prepay their obligations on fixed rate debt securities when interest rates decline, which can shorten a security’s maturity and reduce a Fund’s return.

Debt securities rated below investment grade, sometimes called junk bonds, and the type of Distressed Debt securities which a Fund may purchase, generally are considered to have more risk than higher-rated debt securities. They also may fluctuate more in price, and are less liquid than higher-rated debt securities. Their prices are especially sensitive to developments affecting the company’s business and to ratings changes, and typically rise and fall in response to factors that affect the company’s stock prices. Issuers of such Distressed Debt are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that a Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations in indebtedness, such as a Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, a Fund incurs the risk as to the creditworthiness of the bank or other financial intermediary, as well as of the company issuing the underlying indebtedness.

Foreign Securities and Currencies

Subject to its investment policies and restrictions, a Fund may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts (ADRs), in registered form, are U.S. dollar-denominated receipts typically issued by a U.S. bank representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own country of domicile. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs typically are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings, and they do not generally include voting rights.

ADRs and foreign equity securities listed on a U.S. stock exchange are not considered foreign securities for purposes of any Fund’s investment restriction regarding investment in foreign securities.

Global depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders. The Investment Manager believes that investing in foreign securities involves investment opportunities as well as risks. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and the value of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. The Investment Manager believes that a Fund’s ability to invest its assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Investment Manager will be able to anticipate these potential events or counter their effects.

Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

As a general rule, the country designation for a security for purposes of a Fund’s investment policies and restrictions regarding foreign securities is the issuer’s country of domicile, as indicated by a third-party source (for example, Bloomberg). However, pursuant to its procedures, the Investment Manager may request a different country designation due to certain identified circumstances. For example, an issuer’s country designation could be changed to: (i) the country in which the security is principally traded (determined based on a percentage of the total volume traded); (ii) the country from which the issuer, during the issuer’s most recent fiscal year, derived at least 50% of its revenues or profits (from goods produced or sold, investments made, or services performed); (iii) the country where the issuer has at least 50% of its assets; or (iv) the country under whose laws the guarantor of the security is organized. The request to change a security’s country designation must be delivered to the Funds’ Treasurer and to the Funds’ Chief Compliance Officer (CCO) for approval.

Investments in obligations of domestic branches of foreign banks will be considered domestic securities if the Investment Manager has determined that the nature and extent of Federal and state regulation and supervision of the branch in question is substantially equivalent to Federal or state-chartered domestic banks doing business in the same jurisdiction.

Subject to its investment policies and restrictions, a Fund may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Funds may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See, Options, Futures and Other Strategies - Forward Currency Contracts.

Foreign Currencies. Investment in foreign securities usually will involve currencies of foreign countries. Moreover, subject to its investment policies and restrictions, a Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. Although a Fund’s custodian values the Fund’s assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

Because a Fund may invest in both U.S. and foreign securities markets, changes in the Fund’s share price may have a low correlation with movements in U.S. markets. Each Fund’s share price will reflect the movements of the different stock and bond markets in which it invests (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a Fund’s investment performance.

U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

A Fund usually effects currency exchange transactions on a spot (that is, cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Fund converts assets from one currency to another. Further, a Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Fund must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If a Fund holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Fund may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

Emerging Market Securities. The risks of investing in foreign countries are intensified in developing countries, or emerging markets. A developing country is a nation that, in the Investment Manager’s opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

The Investment Manager considers countries having developing markets to be all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, it is generally agreed that the countries not included in this category are Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States, Sweden, Finland, Norway, Japan, Switzerland, Greece, Luxembourg, Portugal and South Korea. In addition, developing market securities means (i) securities of companies the principal securities trading market for which is a developing market country, as defined above, (ii) securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such developing market countries or sales made in such developing market countries or (iii) securities of companies organized under the laws of, and with a principal office in, a developing market country.

Some of the risks to which a Fund may be exposed by investing in securities of emerging markets are: restrictions placed by the government of a developing country related to investment, exchange controls, and repatriation of the proceeds of investment in that country; fluctuation of a developing country’s currency against the U.S. dollar; unusual price volatility in a developing country’s securities markets; government involvement in the private sector, including government ownership of companies in which the Fund may invest; limited information about a developing market; high levels of tax levied by developing countries on dividends, interest and capital gains; the greater likelihood that developing markets will experience more volatility in inflation rates than developed markets; the greater potential that securities purchased by the Fund in developing markets may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets; risks related to the liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered “securities” under local law; settlement risks, including potential requirements for the Fund to render payment prior to taking possession of portfolio securities in which it invests; the possibility of nationalization, expropriation or confiscatory taxation; favorable or unfavorable differences between individual foreign economies and the U.S. economy, such as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position; additional costs associated with any investment in non-U.S. securities, including higher custodial fees than typical U.S. custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in U.S. markets; greater social, economic and political instability, including the risk of war; lack of availability of currency hedging or other risk management techniques in certain developing countries; the fact that companies in developing countries may be newly organized and may be smaller and less seasoned; differences in accounting, auditing and financial reporting standards; the heightened risks associated specifically with establishing record ownership and custody of Russian and other Eastern European securities; and restrictions on obtaining and enforcing judgments against non-U.S. residents.

Foreign Sovereign Debt Obligations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject.

Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Illiquid Investments

Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

(1) repurchase agreements not terminable within seven days;

(2) restricted securities not determined to be liquid pursuant to guidelines established by the Trust’s Board of Trustees (Board);

(3) non-government stripped fixed-rate mortgage-backed securities;

(4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;

(5) over-the-counter (OTC) options (options not traded on an exchange) and their underlying collateral;

(6) securities for which market quotations are not readily available;

(7) securities involved in swap, cap, floor and collar transactions; and

(8) direct debt instruments.

The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% (5% for Ivy Money Market Fund) of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

The Investment Manager believes that, in general, it is in the best interest of a Fund to be able to invest in illiquid securities up to the maximum allowable under the Fund’s investment restriction on illiquid investments. The Investment Manager believes that the risk of investing in illiquid securities is manageable, considering the availability of certain securities that are currently considered illiquid but have widely established trading markets. For example, there has been significant growth in the types and availability of structured products, including: asset backed securities (which also includes many mortgage-backed securities), collateralized bond obligations, collateralized mortgage obligations, collateralized debt obligations and commercial mortgage-backed securities. Since many of these securities are initially offered as individual issues, they are often deemed illiquid. See Mortgage-Backed and Asset-Backed Securities for more information on these types of securities.

Credit derivatives, such as credit default swaps, have also grown in both popularity and availability over the past few years. See “Swaps, Caps, Collars and Floors” in the section entitled Options, Futures and Other Strategies for more information about credit default swaps.

As well, it has become easier for institutional investors to structure their own investments. For example, if the Investment Manager desired Korean exposure for a Fund, instead of following difficult procedures for direct investment, the Investment Manager could, instead, invest in a specialized OTC bond or other instrument with an investment banker which would pay the same as the return on the Korean bond market without having to physically invest in the Korean market.

Income Trusts

Ivy Energy Fund may invest in shares of income trusts, typically Canadian royalty trusts. An income trust generally is a Canadian investment trust that holds assets, used in the oil or gas industry, that are income producing, the income from which is passed on to its security holders. The main attraction of an income trust is its ability to generate constant cash flows. Income trusts have the potential to deliver higher yields than bonds. During periods of low interest rates, income trusts may achieve higher yields compared with cash investments. During periods of increasing rates, the opposite may be true. Income trusts may experience losses during periods of both low and high interest rates.

Income trusts are structured to avoid taxes at the entity level. In a traditional corporate tax structure, net income is taxed at the corporate level and again as dividends in the hands of the investors. Under current law, an income trust generally pays no Canadian tax on earnings distributed directly to its security holders and, if properly structured, should not be subject to U.S. Federal income tax. This flow-through structure means that the distributions to income trust investors are generally higher than dividends from an equivalent corporate entity.

Despite the potential for attractive regular payments, income trusts are equity investments, not fixed income securities, and they share many of the risks inherent in stock ownership. In addition, an income trust may lack diversification, as such trusts are primarily invested in real estate, oil and gas, pipelines, and other infrastructure; potential growth may be sacrificed because revenue is passed on to security holders, rather than reinvested in the business. Income trusts do not guarantee minimum distributions or even return of capital; therefore, if the business starts to lose money, the trust can reduce or even eliminate distributions. The tax structure of income trusts described above, which would allow income to flow through to investors and be taxed only at the investor level, could be challenged under existing laws, or the tax laws could change.

Indexed Securities

Each Fund may purchase indexed securities, typically in the form of exchange-traded notes, subject to its operating policy regarding derivative instruments and other applicable restrictions. Indexed securities are securities, the value of which varies in relation to the value of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Subject to the requirements of Rule 2a-7, Ivy Money Market Fund may purchase securities, the value of which varies in relation to the value of financial indicators such as other securities, securities indexes or interest rates, as long as the indexed securities are U.S. dollar-denominated. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific index, instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. The Investment Manager will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of a Fund’s investment allocations, depending on the individual characteristics of the securities. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Initial Public Offerings

Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund’s portfolio as the Fund’s assets increase (and thus have a more limited effect on the Fund’s performance).

Investment Company Securities

Each Fund may purchase shares of another investment company only to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief and subject to its other investment restrictions. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees; therefore, if a Fund acquires shares of an investment company, the Fund’s shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such investment company.

Closed-end Investment Companies. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values (NAVs). Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. The 1940 Act restrictions on investments in securities of other investment companies may limit opportunities for some of the Funds otherwise permitted to invest in foreign securities, to invest indirectly in certain developing markets.

Exchange-traded Funds. Subject to its investment policies and restrictions, a Fund may invest in exchange traded funds (ETFs) as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and commodities without investing in them directly. For example, a Fund may invest in S&P 500 Depositary Receipts (SPDRs), which track the S&P 500 Index; S&P MidCap 400 Depositary Receipts (MidCap SPDRs), which track the S&P MidCap 400 Index; and “Dow Industrial Diamonds,” which track the Dow Jones Industrial Average, or in other ETFs which track indexes; provided that such investments are consistent with the Fund’s investment objective as determined by the Investment Manager. Each of these securities represents shares of ownership of a long-term unit investment trust that typically holds a proportionate amount of shares of all of the stock included in the relevant underlying index. Since most ETFs are a type of investment company, the Funds’ purchases of ETF shares are subject to their non-fundamental investment restrictions regarding investments in other investment companies.

An ETF’s shares have a market price that approximates the NAV of the ETF’s portfolio, which is designed to track the designated index or the NAV of the underlying basket of commodities or commodities futures, as applicable, ETF shares are exchange-traded. As with other equity transactions, brokers charge a commission in connection with the purchase of shares of ETFs. In addition, an asset management fee is charged against the assets of the ETF (which is in addition to the investment management fee paid by a Fund).

Trading costs for ETFs are somewhat higher than those for stock index futures contracts, but, because ETFs trade like other exchange-listed equities, they represent a quick and convenient method of maximizing the use of a Fund’s assets to track the return of a particular stock index.

Investments in an ETF generally present the same primary risks as investments in a conventional fund which is not exchange-traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Lending Securities

For the purpose of realizing additional income or offsetting expenses, each Fund may (but currently does not intend to) make secured loans of portfolio securities up to the maximum amount of its total assets allowed under the 1940 Act (currently, one-third of total assets which, for purposes of this restriction, include the value of collateral received in return for securities lent). If a Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation. Under a Fund’s securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by the Investment Manager. The creditworthiness of entities to which a Fund makes loans of portfolio securities is monitored by the Investment Manager throughout the term of the loan.

Any securities loans that a Fund makes must be collateralized in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Fund must receive collateral equal to no less than 100% of the market value of the securities lent. Under the present Guidelines, the collateral must consist of cash, U.S. government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

The letters of credit that a Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund’s securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund’s right to make this demand secures the borrower’s obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund’s custodian bank) must be satisfactory to the Investment Manager. The Fund will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will not be able to have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder’s, administrative and custodian fees in connection with loans of securities.

Some, but not all, of these rules are necessary to meet regulatory requirements relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover the rules which may be changed without shareholder vote as to (1) whom securities may be lent, (2) the investment of cash collateral, or (3) voting rights.

There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities lent increases, as well as risks of delay in recovering the securities lent or even loss of rights in collateral should the borrower fail financially.

Loans and Other Direct Debt Instruments

Loan Participations. Subject to their respective investment policies and restrictions, the Funds may purchase loan participations (sometimes called bank loans). Loan participations are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, or investment banks). Purchasers of participation interests do not have any direct contractual relationship with the borrower. Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. In an assignment, the Fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

Purchasers of participation interests may be subject to delays, expenses, and risks that are greater than those that would be involved if the purchaser could enforce its rights directly against the borrower. In addition, under the terms of a participation interest, the purchaser may be regarded as a creditor of the intermediate participant (rather than of the borrower), so that the purchaser also may be subject to the risk that the intermediate participant could become insolvent. The agreement between the purchaser and lender who sold the participation interest may also limit the rights of the purchaser to vote on changes that may be made to the loan agreement, such as waiving a breach of a covenant.

Most loan participations are secured, and most impose restrictive covenants that must be met by the borrower. These loans typically are made by a syndicate of banks and institutional investors, represented by an agent bank that has negotiated and structured the loan and that is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and pre-funded or synthetic letters of credit.

A Fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by a Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing as assignment in a loan. In selecting the loans in which a Fund will invest, however, the Investment Manager will not rely on that credit analysis of the agent bank but will perform its own investment analysis of the borrowers.

The Investment Manager’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of the loans a Fund will invest in will be rated by one or more NRSROs. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Fund’s credit quality policy. Some floating rate loans and other debt securities are not rated by any NRSRO. Historically, floating rate loans have not been registered with the Securities and Exchange Commission (SEC) or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded.

Floating rate loans and other debt securities that are fully secured provide more protections than unsecured securities in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a floating rate loan or other debt security outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

Corporate loans in which a Fund may purchase a loan assignment are made generally to provide bridge loans (temporary financing), finance internal growth, mergers, acquisitions (acquiring another company), recapitalizations (reorganizing the assets and liabilities of a borrower), stock purchases, leverage buy-outs (taking over control of a company), dividend payments to sponsors and other corporate activities. Under current market conditions, most of the corporate loans purchased by a Fund will represent loans made to highly leveraged corporate borrowers. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. A Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the Investment Manager believes are attractive arise.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the Fund is committed to make additional loans under such an assignment, it will at all times, designate cash or securities in an amount sufficient to meet such commitments. A revolving credit facility may require the Fund to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

Notwithstanding its intention in certain situations to not receive material non-public information with respect to its management of investments in floating rate loans, the Investment Manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a Fund’s portfolio. Possession of such information may in some instances occur despite the Investment Manager’s efforts to avoid such possession, but in other instances, the Investment Manager may choose to receive such information (for example, in connection with participation in a creditor’s committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the Investment Manager’s ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information. Such restrictions on the Investment Manager’s ability to trade could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the Investment Manager may hold other securities issued by borrowers whose floating rate loans may be held in a Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the Fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, the Investment Manager may owe conflicting fiduciary duties to the Fund and other client accounts. The Investment Manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the Investment Manager’s client account collectively held only a single category of the issuer’s securities.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loan collateral may consist of various types of assets or interests. Collateral may include working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower. Inventory is the goods a company has in stock, including finished goods, goods in the process of being manufactured, and the supplies used in the process of manufacturing. Accounts receivable are the monies due to a company for merchandise or securities that it has sold, or for the services it has provided. Tangible fixed assets include real property, buildings, and equipment. Intangible assets include trademarks, copyrights and patent rights, and securities of subsidiaries or affiliates.

Generally, floating rate loans are secured unless (i) the purchaser’s security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.

In addition, most borrowers pay their debts from the cash flow they generate. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the Federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.

Some floating rate loans are unsecured. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rates. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates are generally the London Interbank Offered Rate (“LIBOR”), the Certificate of Deposit (“CD”) Rate of a designated U.S. bank, the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower.

The interest rate on LIBOR-based and CD Rate-based floating rate loans is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans floats daily as those rates change. Investment in floating rate loans with longer interest rate reset periods can increase fluctuations in the floating rate loans’ values when interest rates change.

The yield on a floating rate loan will primarily depend on the terms of the underlying floating rate loan and the base lending rate chosen by the borrower. The relationship between LIBOR, the CD Rate, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.

Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower’s financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal’s being reinvested in floating rate loans with lower yields.

A Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see the Fund’s investment restrictions). For purposes of these restrictions, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of participation interests where a bank or other lending institution serves as intermediate participant between a Fund and the borrower, if the participation interest does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating an intermediate participant as an issuer of indebtedness may restrict a fund’s ability to invest in indebtedness related to a single intermediate participant, or a group of intermediate participants engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) is normally an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Subject to their respective investment policies and restrictions, the Funds may purchase direct debt instruments. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and, as applicable, its yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed upon, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on research by the Investment Manager in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Investments in direct debt instruments may entail less legal protection for the Fund. Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments. Other types of direct debt instruments, such as loans obtained through direct assignment of a financial institution’s interest with respect to a loan, may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

A Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these restrictions, a Fund generally will treat the borrower as the issuer of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Master Limited Partnerships

Subject to their respective investment policies and restrictions, the Funds may invest in master limited partnerships (MLPs). An MLP is a limited partnership (or similar entity), the interests in which are publicly traded. MLP units are generally registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in the oil and gas industries, including energy processing and distribution. MLPs often are pass-through entities or businesses that are taxed at the security holder level and generally are not subject to Federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of an MLP pass through directly to its security holders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

Investing in MLPs generally is subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. (For example, owners of common units in an MLP may have limited voting rights and no ability to elect directors.) Although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, an MLP’s creditors typically have the right to seek the return of distributions made to the MLP’s unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or geographic region are subject to the risks associated with such industry or region (such as the risks associated with investing in the real estate or oil and gas industries). Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Net income from an interest in a “qualified publicly traded partnership” (QPTP) is qualifying income for a Fund. A QPTP is defined as a publicly traded partnership – which generally is a partnership, the interests in which are traded on an established securities market or are readily tradable on a secondary market (or the substantial equivalent thereof) – other than a partnership at least 90% of the gross income of which consists of dividends, interest and other qualifying income for a Fund. Please see the section entitled Taxation of the Funds for additional information regarding the tax consequences of investing in a QPTP and the potential regulatory consequences if the Fund invests in a MLP that is not a QPTP.

Money Market Instruments

Money market instruments are high-quality, short-term debt instruments that generally present minimal credit risk. They may include U.S. government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The U.S. government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

A Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and a Fund may invest in them if the Investment Manager determines that such investments are consistent with the Fund’s objective(s) and investment policies.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor’s initial investment, even if the security is guaranteed by the U.S. government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount.

In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

Direct Investments in Mortgages – Whole Loans. These investments are not “mortgage-related securities” as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as “whole loans”.) The vendor of such mortgages receives a fee from the Fund for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Unlike pass-through securities, whole loans constitute direct investment in mortgages inasmuch as a Fund, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Fund. At present, such investments are considered to be illiquid by the Investment Manager. A Fund will invest in such mortgages only if the Investment Manager has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and the relationship between loan value and market value) that the purchase of the mortgages should not represent a significant risk of loss to the Fund.

Natural Resources and Physical Commodities

Investments in precious metals (such as gold, silver and platinum) and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time. On the other hand, investments in precious metals, coins or bullion could help to moderate fluctuations in the value of the Fund’s holdings, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals. Because precious metals and other commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. A Fund may also incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. The Investment Manager currently intends that, when a Fund purchases a precious metal or other physical commodity, it will only be in a form that is readily marketable. To qualify as a regulated investment company (RIC) for tax purposes, a Fund may not earn more than 10% of its yearly gross income from gains resulting from selling precious metals or any other physical commodity (or options on futures contracts thereon unless the gain is realized from certain hedging transactions) and other “non-qualifying income.” See Taxation of the Funds. Accordingly, a Fund may be required to hold its precious metals or sell them at a loss, or to sell some portfolio securities at a gain, when for investment reasons it would not otherwise do so.

The ability of a Fund to purchase and hold precious metals may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable.

Precious metal prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the prices of gold, silver or platinum may fluctuate widely. The sole source of return to a Fund from such investments will be gains realized on their sale; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. A Fund’s direct investment in precious metals is limited by tax considerations. See Taxation of the Funds.

When a Fund invests in securities of companies engaged in natural resources activities, the Fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund’s securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources may also fluctuate directly with respect to real and perceived inflationary trends and various political developments. In selecting the Fund’s investments, the Investment Manager will consider each company’s ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company’s failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the U.S. are subject to significant Federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations may also hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

Generally, energy commodities, such as coal, natural gas and crude oil, have distinctly higher volatility than other types of commodities, due in part to real time pricing and cross-commodity arbitrage described below. In purchasing related securities, the Investment Manager considers the integration of derivatives and physical trades for risk management in a real-time environment in order to meet the demands of the marketplace. As well, scheduling receipts, deliveries and transmission of a commodity can all impact investments in commodities. Energy commodities have unique market risks and physical properties which can affect the available supply. Factors unique to energy commodities include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand.

As well, an investor in commodities must be able to manage cross-commodity arbitrage, that is, the ability to determine positions stated in equivalent units of measure (Btu units). When assessing an investment opportunity – in coal, natural gas or crude oil – this calculation can be critical in determining the success an investor has when calculating how a trade breaks down into a single common denominator. Coal tolling, for instance, involves the conversion of coal to electricity for a fee. The tolling of coal gives marketers, suppliers and generators another arbitrage opportunity if there is a disparity between coal and electricity prices while providing some added liquidity between the two commodities.

Principal risks of investing in certain types of commodities include:

•	Cross-commodity arbitrage can negatively impact the Fund’s investments;

•

Fluctuations in demand can negatively impact individual commodities: alternative sources of energy can create unforeseen competition; changes in weather can negatively affect demand; global production can alter demand and the need for specific sources of energy;

•

Fluctuations in supply can negatively impact individual commodities: transportation costs, research and development, location, recovery/retrieval costs, conversion costs, storage costs and natural disasters can all adversely impact different investments and types of energy;

•	Environmental restrictions can increase costs of production;

•	Restrictions placed by the government of a developing country related to investment, exchange controls, and repatriation of the proceeds of investment in that country;

•	War can limit production or access to available supplies and/or resources.

Options, Futures and Other Strategies

General. The Investment Manager may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) to attempt to enhance income or yield or to attempt to hedge a Fund’s investments. The strategies described below may be used in an attempt to manage the risks of a Fund’s investments that can cause fluctuation in its NAV.

Generally, each Fund (other than Ivy Money Market Fund) may purchase and sell any type of Financial Instrument. However, as an operating policy, a Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. If a Fund is authorized to invest in foreign securities denominated in other currencies, it may purchase and sell foreign currency derivatives.

Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund’s portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund’s holdings is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (CFTC). The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder and, therefore, is not subject to registration or regulation as a commodity pool operator under such Act. In addition, a Fund’s ability to use Financial Instruments may be limited by tax considerations. See Taxation of the Funds.

In addition to the instruments, strategies and risks described below, the Investment Manager expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as new techniques are developed, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Investment Manager may utilize these opportunities to the extent that they are consistent with a Fund’s objective(s) and permitted by a Fund’s investment policies and restrictions and applicable regulatory authorities. A Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Funds’ Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

(1) Successful use of most Financial Instruments depends upon the ability of the Investment Manager to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund’s other investments. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because the Investment Manager projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

(4) As described below, a Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (that is, Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

(5) A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

Cover. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or to segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that a Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options offer large amounts of leverage, which will result in a Fund’s NAV being more sensitive to changes in the value of the related instrument. Each Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This timing risk is an inherent restriction on the ability of index call writers to cover their risk exposure by holding securities positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

In addition, futures contract strategies can be used to manage the average duration of the Fund’s fixed-income holdings. If the Investment Manager wishes to shorten the average duration of the Fund’s fixed-income holdings, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the Investment Manager wishes to lengthen the average duration of the Fund’s fixed-income holdings, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit initial margin in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.

If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the Investment Manager may still not result in a successful transaction. The Investment Manager may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a Fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, a Fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

Where index futures contracts are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies – Special Considerations. Subject to its respective restrictions, a Fund may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which the Investment Manager believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts. Subject to its respective restrictions, a Fund (other than Ivy Limited-Term Bond Fund, Ivy Money Market Fund and Ivy Municipal Bond Fund) may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long hedges; for example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

A Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro’s value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Fund also may use forward currency contracts to attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that the Investment Manager believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and the Investment Manager believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward currency contracts are individually negotiated and privately traded by currency traders and their customers. These forward currency contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency (such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Fund’s commitment to purchase the new (more favorable) currency is limited to the market value of the Fund’s securities denominated in the old (less favorable) currency. Because these transactions are not entered into for hedging purposes, the Fund’s custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Investment Manager believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund will be served.

Successful use of forward currency contracts depends on the Investment Manager’s skill in analyzing and predicting currency values. Forward currency contracts may substantially change a Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the Investment Manager anticipates. There is no assurance that the Investment Manager’s use of forward currency contracts will be advantageous to a Fund or that the Investment Manager will hedge at an appropriate time.

Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover. A Fund’s options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate.

Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. A Fund may enter into swaps, including caps, floors and collars, for any legal purpose consistent with its investment objective(s) and policies, including to attempt: to obtain or preserve a particular return or a spread on a particular investment or portion of its portfolio; to protect against an increase in the price of securities the Fund anticipates purchasing at a later date; to protect against currency fluctuations; as a duration management technique; to attempt to enhance income or capital gains; or to gain exposure to certain markets in an economical way.

A swap agreement is a derivative in the form of a bilateral financial contract under which the Fund and another party, normally a bank, broker-dealer or one of their affiliates, agree to make or receive payments at specified dates based on a specified “notional” amount. Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, foreign currency swaps, and equity, commodity, index or other total return swaps. Swap agreements are individually negotiated and can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a commodity swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index.

Caps, floors and collars have an effect similar to buying or writing options; they allow a purchaser to attempt to protect itself against interest rate movements exceeding specified minimum or maximum levels. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index exceeds a predetermined value. The purchase of a floor entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index falls below a predetermined value. A collar combines elements of buying a floor and selling a cap.

In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for payments equivalent to a floating rate of interest, or if the commodity swap is for the equivalent of one interest rate period, a fixed fee that is established at the outset of the swap. Floating rate payments are pegged to a base rate, such as the LIBOR, that is periodically adjusted. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher amount at each swap reset date.

A Fund may enter into credit default swap contracts for hedging or investment purposes. The Fund may either sell or buy credit protection under these contracts. The seller in a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the buyer if there is an event of a default or other credit event by the issuer of that debt obligation. In return, the seller receives from the buyer a periodic stream of payments over the term of the contract or, if earlier, until the occurrence of a credit event. If the contract is terminated prior to its stated maturity, either the seller or the buyer would make a termination payment to the other in an amount approximately equal to the amount by which the value of the contract has increased in value to the recipient of the settlement payment. For example, if the contract is more valuable to the buyer (as would normally occur if the creditworthiness of the issuer of the referenced debt obligation has decreased), the seller would make a termination payment to the buyer. As the seller of credit protection, a Fund would effectively add leverage because, in addition to its total net assets, the Fund would be subject to the investment exposure of the notional amount of the swap. As the buyer, a Fund normally would be hedging its exposure on debt obligations that it holds.

Swap agreements may shift a Fund’s investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Each Fund typically treats the net unrealized gain on each swap as illiquid. See Illiquid Investments.

Because swap agreements may have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund’s custodian that satisfies the requirements of 1940 Act. The Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. The Investment Manager and each Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, do not treat them as being subject to the Fund’s borrowing restrictions.

The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, referenced rate, or index but also of the swap itself. If the Investment Manager attempts to use a swap as a hedge against, or as a substitute for, a Fund’s portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop an imperfect or no correlation with the portfolio investment. This could cause significant losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

As with other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. The Fund bears the risk that the Investment Manager will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund.

The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. The creditworthiness of firms with which a Fund enters into swaps, caps, floors or collars will be monitored by the Investment Manager. If a firm’s creditworthiness declines, the value of the agreement might decline, potentially resulting in losses. Changing conditions in a particular market area, such as those experienced in the subprime mortgage market over recent months, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to the subprime mortgage market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The swaps market is a continually evolving market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Real Estate Investment Trust Securities

Certain of the Funds may invest in securities issued by real estate investment trusts (REITs). A REIT is a corporation, trust or association that meets certain requirements of the Internal Revenue Code of 1986, as amended (Code). The Code permits a qualifying REIT to deduct dividends it pays, thereby effectively eliminating entity-level Federal income tax for a REIT that distributes all of its taxable income and net capital gain and making the REIT a pass-through vehicle for Federal income tax purposes. To qualify for treatment as a REIT, a company must, among other things, derive at least 75% of its gross income each taxable year from real estate sources such as rents from real property, mortgage interest, and gains from sales of real estate assets), and must distribute to shareholders annually 90% or more of its taxable income. Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items and U.S. government securities.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives its income primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of the Fund investments in REITs will consist of securities issued by equity REITs.

Repurchase Agreements

Each Fund may purchase securities subject to repurchase agreements, subject to its restriction on investment in illiquid investments. See Illiquid Investments. A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

The majority of the repurchase agreements in which a Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. A Fund’s repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund’s custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by IICO.

Restricted Securities

Each Fund may purchase restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (1933 Act), or in a registered public offering. For example, a Fund may purchase commercial paper that is issued in reliance on the so-called private placement exemption from registration that is afforded by Section 4(2) of the 1933 Act (Section 4(2) paper). Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets are often subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, such as Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Trustees. See Illiquid Investments.

Short Sales Against the Box

Each Fund may sell securities “short against the box” to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Whereas a short sale is the sale of a security the Fund does not own, a short sale is “against the box” if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses. The Funds have no present intention to sell securities short in this fashion.

U.S. Government Securities

U.S. government securities are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

Certain securities issued or guaranteed by U.S. government agencies or instrumentalities are backed by the full faith and credit of the U.S. government, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration.

Other securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. government. For example, some securities are supported by the right of the agency or instrumentality to borrow from the Treasury, such as securities issued by the Federal Home Loan Banks, Freddie Mac, Fannie Mae, or Student Loan Marketing Association, and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority.

If the securities issued or guaranteed by a U.S. government agency or instrumentality are not backed by the full faith and credit of the U.S. government, there can be no assurance that the U.S. government would provide financial support to the agency or instrumentality. A Fund will invest in securities of agencies and instrumentalities only if the Investment Manager is satisfied that the credit risk involved is acceptable.

U.S. government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S. government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit. On September 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

Variable or Floating Rate Instruments

Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

Warrants and Rights

Subject to its investment policies and restrictions, a Fund may invest in warrants and rights. Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. They are also generally less liquid than an investment in the underlying securities.

When-Issued and Delayed-Delivery Transactions

Subject to its investment policies and restrictions, a Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When a Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its NAV per share. When a Fund sells securities on a delayed-delivery basis, it does not participate in further gains or losses with respect to the securities. When a Fund makes a commitment to sell securities on a delayed-delivery basis, a Fund will record the transaction and thereafter value the securities at the sale price in determining its NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

The use of when-issued transactions and forward commitments enables a Fund to seek to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Investment Manager to correctly anticipate increases and decreases in interest rates and prices of securities. If the Investment Manager anticipates a rise in interest rates and a decline in prices and, accordingly, a Fund sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If the Investment Manager anticipates a decline in interest rates and a rise in prices, and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Investment Manager is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in a Fund’s NAV.

When-issued securities and forward commitments may be sold prior to the settlement date, but, except for mortgage dollar roll transactions (as discussed below), a Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. A Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. In accordance with regulatory requirements, a Fund’s custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss.

In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, a Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for a Fund to roll over its purchase commitment, the Fund may receive a negotiated fee. These transactions, referred to as mortgage dollar rolls (discussed below), are entered into without the intention of actually acquiring securities.

The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. A Fund’s purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Fund’s assets that are subject to market risk to an amount that is greater than the Fund’s NAV, which could result in increased volatility of the price of the Fund’s shares.

Mortgage Dollar Rolls. In a mortgage dollar roll, a Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. A Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the ability of the Investment Manager to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by a Fund while remaining substantially fully invested increases the amount of the Fund’s assets that are subject to market risk to an amount that is greater than the Fund’s NAV, which could result in increased volatility of the price of the Fund’s shares.

For financial reporting and tax purposes, mortgage dollar rolls are considered as two separate transactions: one involving the sale of a security and a separate transaction involving a purchase. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a “financing” rather than as a separate sale and purchase transactions.

Zero Coupon Securities

Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value (that is, original issue discount (OID)) and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current payments of interest in cash.

Subject to its investment policies and restrictions, a Fund may invest in zero coupon securities that are stripped U.S. Treasury notes and bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with OID. The Federal tax law requires that a holder of a security with OID accrue as income (take into account, in the case of OID on municipal securities) each year a ratable portion of the OID on the security, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund generally will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities that will be includable in the dividends it pays to its shareholders. See Taxation of the Funds. The Fund will pay those dividends from its cash assets or by liquidation of portfolio securities, if necessary, at a time when it otherwise might not have done so. The Fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and/or net capital gains.

A broker-dealer creates a derivative zero coupon security by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

INVESTMENT RESTRICTIONS

Certain of the Funds’ investment restrictions are described in this SAI. Each of the Funds is “diversified” as defined in the 1940 Act. This means that at least 75% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

Fundamental Investment Restrictions

The following, set forth in their entirety, are the Funds’ fundamental investment restrictions, which cannot be changed without shareholder approval for the affected Fund. For this purpose, shareholder approval for a Fund means the approval, at a meeting of Fund shareholders, by the lesser of (1) 67% or more of the Fund’s shares present at the meeting, if more than 50% of the Fund’s outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in the percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction. As to each Fund (unless otherwise specified):

1.	The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

2.	The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

3.	The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

4.	The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

5.	The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

6.	The Fund may not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

7.	For each Fund except Ivy Energy Fund, Ivy Money Market Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund and Ivy Science and Technology Fund: The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its investments in securities of issuers in any one industry.

For Ivy Energy Fund:

Under normal market conditions, the Fund will concentrate its investments in the energy industry. The Fund will not concentrate its investments in any other particular industry, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

For Ivy Money Market Fund:

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks.

For Ivy Mortgage Securities Fund:

Under normal market conditions, the Fund will concentrate its investments in the mortgage and mortgage-finance industry. The Fund will not concentrate its investments in any other particular industry, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

For Ivy Real Estate Securities Fund:

Under normal market conditions, the Fund will concentrate its investments in the real estate or real estate-related industry. The Fund will not concentrate its investments in any other particular industry, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

For Ivy Science and Technology Fund:

Under normal market conditions, the Fund will concentrate its investments in the science and technologies industry or in companies that benefit from the application of science and/or technology. The Fund will not concentrate its investments in any other particular industry, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

8.	For Each of Ivy Municipal Bond Fund and Ivy Municipal High Income Fund:

Under normal circumstances, at least 80% of the net assets of the Fund will be invested in municipal debt securities.

Non-Fundamental Investment Restrictions and Limitations

The following investment restrictions are non-fundamental, or are operating policies, and may be changed by the Board of Trustees without shareholder approval:

1.	“Name Rule” investments:

Under normal circumstances, at least 80% of:

•	Ivy Bond Fund’s and Ivy Global Bond Fund’s net assets will be invested in bonds

•	Ivy Capital Appreciation Fund’s and Ivy Core Equity Fund’s net assets will be invested in equity securities

•	Ivy Dividend Opportunities Fund’s net assets will be invested in dividend-paying equity securities

•

Ivy Energy Fund’s net assets will be invested in securities of companies within the energy sector, which includes all aspects of the energy industry, including exploration, discovery, production, distribution or infrastructure of energy and/or alternative energy sources

•	Ivy European Opportunities Fund’s net assets will be invested in equity securities of European companies

•

Ivy Global Natural Resources Fund’s net assets will be invested in equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies

•	Ivy High Income Fund’s net assets will be invested in non-investment grade bonds.

•	Ivy International Core Equity Fund’s net assets will be invested in equity securities

•	Ivy Large Cap Growth Fund’s net assets will be invested in large cap growth securities

•	Ivy Limited-Term Bond Fund’s net assets will be invested in bonds with limited maturities

•	Ivy Micro Cap Growth Fund’s net assets will be invested in equity securities of micro cap companies.

•	Ivy Mid Cap Growth Fund’s net assets will be invested in the securities of mid cap companies

•	Ivy Mortgage Securities Fund’s net assets will be invested in the mortgage and mortgage-related industry

•

Ivy Pacific Opportunities Fund’s net assets will be invested in equity securities of companies whose securities are traded mainly on markets located within the Pacific region, organized under the laws of a Pacific region country or issued by any company with more than half its business in the Pacific region

•	Ivy Real Estate Securities Fund’s net assets will be invested in the real estate or real-estate related industries

•

Ivy Science and Technology Fund’s net assets will be invested in securities of science or technology companies or companies that derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage

•	Ivy Small Cap Growth Fund’s and Ivy Small Cap Value Fund’s net assets will be invested in common stocks of small cap companies

•	Ivy Tax-Managed Equity Fund’s net assets will be invested in equity securities.

The Fund will notify Fund shareholders at least 60 days prior to a change in the 80% investment policy.

2.	Investment in other investment companies:

Each Fund may buy shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. However, any Fund whose shares are acquired by another Fund in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

3.	Investment in illiquid securities:

Each Fund except Ivy Money Market Fund may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments.

Ivy Money Market Fund may not acquire (i) an illiquid security if, immediately after such acquisition, the Money Market Fund would have invested more than five percent of its total assets in illiquid securities; (ii) any security other than a Daily Liquid Asset (as defined in Rule 2a-7) if, immediately after such acquisition, the Money Market Fund would have invested less than ten percent of its total assets in Daily Liquid Assets; or (iii) any security other than a Weekly Liquid Asset (as defined in Rule 2a-7) if, immediately after such acquisition, the Money Market Fund would have invested less than thirty percent of its total assets in Weekly Liquid Assets.

4.	Investment in debt securities:

Ivy Asset Strategy Fund, Ivy Asset Strategy New Opportunities Fund, and Ivy Global Bond Fund may not invest more than 35% of its total assets in non-investment grade debt securities.

Each of Ivy Balanced Fund, Ivy Capital Appreciation Fund, Ivy Core Equity Fund, Ivy Dividend Opportunities Fund, Ivy Global Natural Resources Fund, Ivy Energy Fund, Ivy International Balanced Fund, Ivy International Core Equity Fund, Ivy International Growth Fund, Ivy Large Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Micro Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Mortgage Securities Fund, Ivy Pacific Opportunities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Growth Fund, Ivy Small Cap Value, Ivy Tax-Managed Equity Fund and Ivy Value Fund may invest up to 10% of its total assets in non-investment grade debt securities.

Each of Ivy Bond Fund, Ivy European Opportunities Fund, Ivy Municipal Bond Fund and Ivy Science and Technology Fund may not invest more than 20% of its total assets in non-investment grade debt securities.

Ivy Cundill Global Value Fund may not invest in excess of 20% of its total assets in Distressed Debt;

Ivy High Income Fund may invest all of its assets in non-investment grade debt securities.

Ivy Money Market Fund may not invest in non-investment grade debt securities.

Ivy Municipal Bond Fund and Ivy Municipal High Income Fund may invest up to 20% of its total assets in taxable debt securities other than municipal bonds.

Under normal circumstances, at least 75% of Ivy Municipal High Income Fund’s total assets will be invested in medium- and lower-quality municipal bonds, which are bonds rated BBB through D by S&P, or comparably rated by another NRSRO, or, if unrated, are determined by IICO to be of comparable quality. The Fund may invest in higher-quality municipal bonds, and have less than 75% of its total assets in medium- and lower-quality municipal bonds, at times when yield spreads are narrow and the higher yields do not justify the increased risk and/or when, in IICO’s opinion, there is a lack of medium- and lower-quality issues in which to invest.

5.	Investment in foreign securities:

Each of Ivy Asset Strategy Fund, Ivy Asset Strategy New Opportunities Fund, Ivy Cundill Global Value Fund, Ivy Energy Fund, Ivy European Opportunities Fund, Ivy Global Bond Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Balanced Fund, Ivy International Core Equity Fund, Ivy International Growth Fund, Ivy Pacific Opportunities Fund and Ivy Science and Technology Fund may invest up to 100% of its total assets in foreign securities.
Each of Ivy Balanced Fund, Ivy Capital Appreciation Fund, Ivy Core Equity Fund, Ivy Dividend Opportunities Fund, Ivy Large Cap Growth Fund, Ivy Micro Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Growth Fund, Ivy Small Cap Value Fund, Ivy Tax-Managed Equity Fund and Ivy Value Fund may invest up to 25% of its total assets in foreign securities.

Each of Ivy Bond Fund and Ivy Mortgage Securities Fund may invest up to 10% of its total assets in foreign securities.

Each of Ivy Money Market Fund, Ivy Municipal Bond Fund and Ivy Municipal High Income Fund may invest in U.S. dollar-denominated commercial paper and other short-term equivalent securities issued by domestic and foreign issuers.

At least 65% of Ivy Cundill Global Value Fund’s, Ivy Global Bond Fund’s and Ivy Global Natural Resources Fund’s total assets normally will be invested in issuers located in at least three different countries which may include the U.S.

Ivy Limited-Term Bond Fund may only invest in U.S. dollar denominated securities issued by domestic and foreign issuers.

Ivy Money Market Fund may not invest more than 25% of its total assets in a combination of foreign obligations and instruments.

While not an operating policy, the following is included for interpretive guidance: Investments in ADRs are not included or counted toward a Fund’s limitation on investments in foreign securities. IICO also deems securities in foreign issuers which are listed on a U.S. exchange to have similar characteristics and risks as an ADR; therefore, IICO does not include these securities toward a Fund’s investment limitation in foreign securities.

6.	Investment in Financial Instruments:

Each Fund except Ivy Money Market Fund may invest in Financial Instruments (as defined in the Funds’ Specific Securities and Investment Practices) if it is permitted to invest in the type of asset by which the return on, or value of, the Financial Instrument is measured.

7.	Restrictions on selling short:

Each Fund may engage in short sales to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

8.	Diversification:

Each Fund, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Fund may not with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The method of determining who is an issuer for purposes of the 5% limitation above for Ivy Municipal Bond Fund and Ivy Municipal High Income Fund is non-fundamental. In particular, in applying this limitation:

(a)	For municipal bonds created by a particular government but backed only by the assets and revenues of a subdivision of that government, such as an agency, instrumentality, authority or other subdivision, the Fund considers such subdivision to be the issuer;

(b)	For PABs, the nongovernmental user of facilities financed by them is considered a separate issuer; and

(c)	A guarantee of a municipal bond is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the Fund’s total assets.

An investment policy or restriction that states a maximum percentage of a Fund’s assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, a Fund’s acquisition of an asset. Accordingly, a subsequent change in the asset’s value, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and restrictions.

9.	Other Current Restrictions:

Each Fund, except Ivy Asset Strategy Fund, Ivy Asset Strategy New Opportunities Fund and Ivy Money Market Fund may not invest more than 20% of its total assets in cash or cash equivalents. In addition, for temporary or defensive purposes, each Fund may invest in cash or cash equivalents without limitation.

Ivy Money Market Fund may not purchase the securities of any one issuer (other than U.S. government securities) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of any one issuer, as determined in accordance with Rule 2a-7; provided, however, the Fund may invest up to 25% of its total assets in first tier securities of a single issuer for a period of up to 3 business days after purchase. The Fund may rely on this exception only as to one issuer at a time. Ivy Money Market Fund may not invest more than 3% of its total assets in securities rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities, with investments in such securities of any one issuer (except U.S. government securities) limited to 0.5% of the Fund’s total assets.

Ivy Money Market Fund may not invest more than 2.5% of its total assets in securities rated in the second highest rating category by the requisite NRSRO or comparable unrated securities, with investments in such securities of any one issuer (except U.S. government securities) limited to the greater of 0.5% of the Fund’s total assets, as determined in accordance with Rule 2a-7.

Ivy Money Market Fund will not invest in any security whose interest rate or principal amount to be repaid, or timing of repayments, varies or floats with the value of a foreign currency, the rate of interest payable on foreign currency borrowings, or with any interest rate or currency other than U.S. dollars.

Each of Ivy Municipal High Income Fund and Ivy Municipal Bond Fund may invest 25% or more of its total assets in PABs, in securities the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area. Each Fund will not, however, have more than 25% of its total assets in PABs issued for any one industry or in any one state.

An investment policy or limitation that states a maximum percentage of a Fund’s assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, a Fund’s acquisition of an asset. Accordingly, a subsequent change in the asset’s value, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations.

Portfolio Turnover

A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A portfolio turnover rate of 100% would mean that a Fund had sold and purchased securities valued at 100% of its net assets within a one-year period. A Fund’s turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

The portfolio turnover rates for the fiscal years ended March 31, 2010 and March 31, 2009 for each of the Funds were as follows:

	2010	2009
Ivy Asset Strategy Fund	96%	279%
Ivy Balanced Fund	57%	57%
Ivy Bond Fund	410%	441%
Ivy Capital Appreciation Fund	42%	77%
Ivy Core Equity Fund	101%	115%
Ivy Cundill Global Value Fund	35%	43%
Ivy Dividend Opportunities Fund	46%	30%
Ivy Energy Fund	15%	48%
Ivy European Opportunities Fund	100%	88%
Ivy Global Bond Fund	19%	18%
Ivy Global Natural Resources Fund	112%	191%
Ivy High Income Fund	84%	77%
Ivy International Balanced Fund	131%	22%
Ivy International Core Equity Fund	94%	108%
Ivy International Growth Fund	80%	93%
Ivy Large Cap Growth Fund	60%	76%
Ivy Limited-Term Bond Fund	33%	20%
Ivy Managed European/Pacific Fund	13%	25%
Ivy Managed International Opportunities Fund	9%	16%
Ivy Micro Cap Growth Fund	94%	5%
Ivy Mid Cap Growth Fund	40%	49%
Ivy Money Market Fund	NA	NA
Ivy Mortgage Securities Fund	268%	149%
Ivy Municipal Bond Fund	18%	26%
Ivy Municipal High Income Fund	14%	NA
Ivy Pacific Opportunities Fund	81%	112%
Ivy Real Estate Securities Fund	72%	42%
Ivy Science and Technology Fund	59%	46%
Ivy Small Cap Growth Fund	72%	85%
Ivy Small Cap Value Fund	100%	101%
Ivy Tax-Managed Equity Fund	19%	NA
Ivy Value Fund	77%	57%

The portfolio turnover rate for Ivy Asset Strategy New Opportunities Fund is not included because the Fund did not exist at March 31, 2010.

The turnover rate for Ivy Asset Strategy Fund as of March 31, 2009, was primarily due to the following: the Fund increased its use of futures over the twelve month time period and futures must roll every month in Asia and every three months in the U.S. and Europe; the Fund raised a substantial amount of cash and reinvested that cash in the beginning of March 2009 into stocks. The decreased turnover rate for the period ending March 31, 2010 is primarily due to the reduction, by the Fund in its usage of futures and due to its fairly fully invested status.

The high turnover rate for 2009 and 2010 for Ivy Bond Fund is due to increased trading activity as a result of improved liquidity in the non-Treasury sectors. As well, Advantus chose to use the Fund’s cash and sell Treasuries to participate in the mortgage-backed securities sector.

The high turnover rate for Ivy Core Equity Fund is due to the management style of the portfolio managers.

The high turnover rate for 2009 for Ivy Global Natural Resources Fund is due to the number of repositionings of the Fund as a result of the unprecedented volatility during the most recent fiscal year; it was a result of deflation shock and early recovery requiring more rapid portfolio repositioning, rather than as a result of a change in management approach.

The increased turnover rate for Ivy International Balanced Fund is primarily due to the change in portfolio manager. As well, the current portfolio manager anticipates the turnover rate to be at or near 100% for the Fund’s equity positions.

The high turnover rate for 2009 for Ivy Mortgage Securities Fund was due to the decision by Advantus to increase the Fund’s allocation to the mortgage-backed securities sector, which is made up of agency pass-throughs. One way that Advantus increases the Fund’s exposure to this sector is by purchasing TBA (to be announced) mortgage pools. These positions are frequently rolled from month to month, which can increase the turnover rate, but which does not increase the Fund’s transaction costs. In 2010, Advantus increased its activity in mortgage dollar rolls which increased its turnover rate for the same time period.

In general, a high turnover rate will increase transaction costs (such as commissions and spreads between bid and asked prices) that will be borne by a Fund and could increase taxable gain or loss.

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures intended to prevent unauthorized disclosure of Fund portfolio holdings information (collectively, Disclosure Policy). The Disclosure Policy permits divulging non-public portfolio holdings to selected parties only when the Trust has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information. The Disclosure Policy should be followed when disclosing Fund holdings to any party, other than to service providers or other third parties that perform account maintenance and record keeping services, where such disclosure of Fund holdings would provide information more current than the most recently available quarterly public disclosure.

Publicly Available Portfolio Holdings

A Fund’s portfolio holdings are publicly available: at the time such information is filed with the SEC in a publicly available filing; the day next following the day such information is posted on Ivy’s website or when such information has been published by the general media. This policy governs the distribution of a Fund’s complete portfolio holdings or the distribution of a Fund’s top ten portfolio holdings that are not otherwise publicly available.

Beginning October 7, 2010, information concerning Ivy Money Market Fund’s portfolio holdings will be posted on Ivy’s website, www.ivyfunds.com, five business days after the end of each month and remain posted on the website for at least six months thereafter. In addition, beginning December 7, 2010, information concerning Ivy Money Market Fund’s portfolio holdings will be filed on a monthly basis with the SEC on Form N-MFP.

Exceptions

Attribution reports containing only sector and/or industry breakdown for a Fund can be released without a confidentiality agreement and without regard to any time constraints.

Non-Public Portfolio Holdings

This Policy allows the disclosure of a Fund’s non-public holdings if there exists a legitimate business purpose, to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients, subject to certain conditions, listed below.

A Fund’s portfolio holdings may be disclosed upon the request of certain persons (recipients), including broker/dealers, service providers, current and prospective shareholders/clients of IICO (or its affiliate), or any agent of the recipient per the recipient’s direction, on the 15th day after month-end or quarter-end provided that:

1.	The individual receiving the request, in conjunction with the Legal Department or the Chief Compliance Officer (Fund’s CCO), determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient;

2.	The recipient signs a confidentiality agreement or appropriate notice is provided to the recipient that provides that the non-public portfolio holdings: (a) will be kept confidential; (b) may not be used to trade in any such portfolio holding that has not been made publicly available nor to purchase or redeem shares of the Fund or any other fund managed by IICO or its affiliate holding such security; and (c) may not be disseminated or used for any purpose other than the purpose referenced in the confidentiality agreement; and

3.	No compensation is received by the Trust, IICO or any other party in connection with the disclosure of information about portfolio securities.

In determining whether there is a legitimate business purpose for making disclosure of a Fund’s non-public portfolio holdings information, the Fund’s CCO will typically consider whether the disclosure is in the best interests of Fund shareholders and whether any conflict of interest exists between the shareholders and the Fund or IICO or its affiliates. As part of the annual review of the Trust’s compliance policies and procedures, the Fund’s CCO will report to the Board of Trustees regarding the operation and effectiveness of the Disclosure Policy, including as to any changes to the Disclosure Policy that have been made or recommendations for future changes to the Disclosure Policy.

The following is a list of those entities with which there is currently an ongoing arrangement to make available non-public information about a Fund’s portfolio securities holdings.

Custodian, Auditors, Legal Counsel and Other Service Providers

UMB Bank, n.a.

Citigroup Global Transaction Services

Deloitte & Touche LLP

K&L Gates LLP

Ivy Investment Management Company

WI Services Company

Ivy Funds Distributor, Inc.

Interactive Data Corporation

Pursuant to a custodian contract, each Fund has selected UMB Bank, n.a. as custodian for its securities and cash. As custodian, UMB Bank, n.a. maintains all records relating to each Fund’s activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by the custodian. Each Fund’s subcustodian, Citibank, N.A., serves a similar function for foreign securities.

Rating, Ranking and Research entities

Bloomberg

Ibbotson

Informa Investment Solutions

Institutional Shareholder Services

Lipper

Morningstar

Standard & Poor’s

Thompson Financial

Vestek

Vickers

Wiesenberger

Each Fund may send its complete portfolio holdings information to one or more of the rating, ranking and /or research entities listed above for the purpose of having such entity develop a rating, ranking or specific research product for the Fund.

Brokerage and Brokerage-related information entities

Advest, Inc.

American Technology Research

Bank of America Securities, LLC

Barclays

BB & T Capital Markets

Belle Haven Investments, L.P.

BMO Capital Markets

BOSC, Inc.

Broadpoint Securities

Buckingham Research Group

Canaccord Adams

Caris and Company

Citigroup Global Markets, Inc.

Commerce Bank

Cowen & Company

Crews & Associates, Inc.

CRT Capital Group, LLC

Credit Suisse Securities, LLC

D.A. Davidson

Deutsche Bank Securities, Inc.

Duncan Williams, Inc.

Empirical Research Partners, LLC

Fidelity Capital Markets

Fifth Third Securities, Inc.

First Albany Capital, Inc.

First Analysis Securities Corp.

First Empire Securities, Inc.

Friedman, Billings, Ramsey & Co.

FTN Financial Capital Markets

George K. Baum & Company

Grigsby & Associates

GMS Group, LLC

Goldman Sachs & Co.

Hanifen, Imhoff, Inc.

Herbert J. Sims & Co.

Hibernia Southcoast Capital, Inc.

HSBC Securities USA

ING Life Insurance and Annuity Company

Jefferies & Company

JMP Securities

JP Morgan Securities, Inc.

Key Banc Capital Markets

LaSalle Financial Services

Lazard Capital Markets

Loop Capital Markets

Macquarie Group

Merrill Lynch Pierce Fenner & Smith

Mesirow Financial, Inc.

Morgan Keegan & Co., Inc.

Morgan Stanley & Co., Inc.

M.R. Beal and Co.

Off The Record Research

Olympia Asset Management Group

Oppenheimer

Pacific Crest

Piper Jaffray & Co.

Prudential Equity Group

Raymond James & Associates, Inc.

RBC Dain Rauscher, Inc.

Robert W. Baird & Co., Inc.

Roth Capital Partners

Sanford C. Bernstein

Seattle Northwest Securities

Selector Management

Shepherd Kaplan, LLC

Sidoti & Company, LLC

SMA Capital

Soliel Securities

Southwest Securities, Inc.

Spartan Securities

Sterne Agee and Leach

Stifel, Nicolaus & Co.

SunTrust Robinson Humphrey

Think Equity Partners

Thomas Weisel Partners

UBS Investment Bank

W.H. Mell Associates, Inc.

Wachovia Securities, LLC

Wedbush Morgan Securities

Wells Fargo

William Blair & Co.

Wunderlich Securities

(B.C.) Ziegler & Company

Consultants

Barra Rogers Casey

Bidart & Ross

Callan Associates

Calvin Associates

Hammond Associates

Informa Investment Solutions

FIS Group

Lowery Asset Consulting

Marco Consulting

PFM Advisors

Rust Consulting

RV Kuhns & Associates

Watson Wyatt Consulting

Each Fund may send its complete portfolio holdings information to one or more of the brokerage and/or research firms listed above for the purpose of having such entity provide specific research and security-related information to the Fund and/or, to one or more of the consultants listed above for the purpose of reviewing and recommending the Fund as possible investments for their clientele. No compensation is received from these entities by the Fund, IICO or its affiliates and portfolio holdings information will only be provided for legitimate business purposes.

Each Fund may, in the future, modify or terminate any or all of these arrangements and/or enter into additional arrangements of this nature.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The Trust is governed by its Board, which currently is comprised of eight individuals. The Board is responsible for the overall management of the Trust and the Funds, which includes general oversight and review of the Funds’ investment activities, in accordance with federal law and the law of the State of Delaware, as well as the stated policies of the Funds. The Board has appointed officers of the Trust and delegates to them the management of the day-to-day operations of the Funds, based on policies reviewed and approved by the Board, with general oversight by the Board.

Board Structure and Related Matters

Seven members of the Board are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (each referred to as an “Independent Trustee”). Mr. Henry J. Herrmann is the sole interested board member of the Trust. An interested person of the Trust includes any person who is otherwise affiliated with the Trust or a service provider to the Trust, such as Ivy Investment Management Company, the Funds’ investment adviser, (“IICO”) one of the Funds’ investment sub-advisers, or Ivy Funds Distributor, Inc. (“IFDI”), the Funds’ underwriter. The Board believes that having a majority of Independent Trustees is appropriate and in the best interests of the Funds’ shareholders. However, the Board also believes that having Mr. Herrmann serve on the Board to bring management’s corporate and financial viewpoint is an important element in the Board’s decision-making process.

Under the Trust’s Declaration of Trust and its Bylaws, a Trustee may serve as a Trustee until he or she dies, resigns or is removed from office. The Trust is not required to hold annual meetings of shareowners for the election or re-election of Trustees or for any other purpose, and does not intend to do so. Delaware law permits shareowners to remove Trustees under certain circumstances and requires the Trust to assist in shareowner communications.

The Board has elected Joseph Harroz, Jr., an independent board member, to serve as Independent Chair of the Board. In that regard, Mr. Harroz’s responsibilities include setting an agenda for each meeting of the Board; presiding at all meetings of the Board and the Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Funds. The Independent Chair also performs such other duties as the Board may from time to time determine.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold four regularly scheduled in-person meetings each year, during a portion of which management is not present, as well as a special telephonic meeting in connection with the Board’s annual consideration of the Trust’s management agreements, and may hold special meetings, as needed, either in person or by telephone.

The Board has established a committee structure that includes three committees: the Audit Committee, Governance Committee and Executive Committee, the first two of which are comprised solely of Independent Trustees. The Board annually evaluates its structure and composition, as well as the structure and composition of those committees. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of Funds overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities.

The Trust is comprised of the 33 portfolios within the Trust. The Waddell & Reed Fund Complex (the “Fund Complex”) is comprised of the Ivy Family of Funds and the Advisors Fund Complex. Jarold W. Boettcher, Joseph Harroz, Jr., Henry J. Herrmann and Eleanor B. Schwartz also serve as trustees of the Advisors Funds.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations held during the last five years and certain other information.

Independent Trustees

The following table provides information regarding each Independent Trustee.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST AND FUND COMPLEX	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	Trust: 2008 Fund Complex: 2002	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), Boettcher Aerial, Inc. (Aerial Ag Applicator) (1979 to present)	80	Director of Guaranty State Bank & Trust Co. (financial services); Director of Guaranty, Inc. (financial services); Member of Kansas Board of Regents (2007 to present); Trustee of Advisors Fund Complex (47 portfolios overseen)

James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	Trust: 2008 Fund Complex: 2002	Secretary of Streetman Homes, LLP (homebuilding company) (2001 to present); Chief Executive Officer (CEO) of PacPizza LLC (Pizza Hut franchise) (2000 to 2004); Partner, Century Bridge Partners (2007 to 2009); Manager, Premium Gold Foods (2006 to present)	33	None

Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee	Trust: 2008 Fund Complex: 1998	Dean of the College of Law, University Vice President, University of Oklahoma; President of Graymark	80	Director, Graymark HealthCare; Director and Shareholder Valliance Bank; Independent Director, LSQ Manager, Inc. (2007 to present); Trustee of Advisors Fund Complex (47 portfolios overseen)

	Independent Chairman	Trust: 2008 Fund Complex: 2006	HealthCare (a NASDAQ listed company) (2008 to present); Chief Operating Officer of Graymark HealthCare (a NASDAQ listed company) (2008-2010); Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to 2008); Adjunct Professor, University of Oklahoma Law School (1997 to 2009); Managing Member, Harroz Investments, LLC, (commercial enterprise investments) (1998 to present)

Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	Trust: 2008 Fund Complex: 2002	Of Counsel, Lee & Smith, PC (law firm) (1996 to present); Co-owner and Manager, Castle Valley Ranches, LLC (ranching) (1995 to present)	33	Director, Thomas Foundation for Cancer Research

Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Trustee	Trust: 2008 Fund Complex: 1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Dean, Block School of Business (1980-1986), Vice Chancellor (1988-1991), Chancellor (1992-1999) and Professor of Business Administration, University of Missouri at Kansas City (until 2003); Chancellor Emeritus, University of Missouri at Kansas City (1999 to present)	80	Trustee of Advisors Fund Complex (47 portfolios overseen)

Michael G. Smith 920 York Road Suite 350 Hinsdale IL 60521 1944	Trustee	Trust: 2008 Fund Complex: 2002	Retired	33	Director of Executive Board, Cox Business School, Southern Methodist University; Lead Director of Northwestern Mutual Life Series Funds (29 portfolios overseen); Director, TDX Independence Funds; Chairman, CTMG, Inc. (clinical testing)

Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	Trustee, Funds: 2003 Fund Complex: 1999**	Retired; formerly, CEO and Director of Asgard Holding, LLC (computer network and security services) (2002 to 2004); President, Citgo Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992)	33	Trustee of Hansberger Institutional Funds (2000-2007)

*	Each Trustee became a Trustee in 2008, as reflected by the first date shown. The second date shows when the Trustee first became a director or trustee of one or more of the funds that are the predecessors to current funds within the Ivy Family of Funds (each, a Predecessor Fund).
**	Mr. Tighe has been a Trustee for Ivy Funds since 1999. Ivy Funds became part of the Fund Complex in 2002, when Waddell & Reed Financial, Inc. (WDR) acquired the investment adviser of Ivy Funds.

Interested Trustees

Mr. Herrmann is “interested” by virtue of his current or former engagement as an officer of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including each Fund’s investment manager, IICO, each Fund’s principal underwriter, IFDI, and each Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (WISC), as well as by virtue of his personal ownership in shares of WDR.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	TRUSTEE/ OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	President Trustee	Trust: 2008 Fund Complex: 2001 Trust: 2008 Fund Complex: 1998	Chairman of WDR (January 2010 to present); CEO of WDR (2005 to present); President, CEO and Chairman of IICO (2002 to present); President, CEO and Chairman of Waddell & Reed Investment Management Company (WRIMCO) (1993 to present); formerly, Chief Investment Officer (CIO) of WDR (1998 to 2005); formerly, CIO of WRIMCO (1991 to 2005) and IICO (2002 to 2005); President and Trustee of each of the funds in the Fund Complex	80	Director of WDR, IICO, WISC, Waddell & Reed, Inc. and WRIMCO; Trustee of each of the funds in the Advisors Fund Complex (47 portfolios overseen); Director, Blue Cross Blue Shield of Kansas City; Director, United Way of Greater Kansas City

*	Trustee became a Trustee (and, as applicable, an officer) in 2008 as reflected by the first date shown. The second date shows when the Trustee first became a director (and, as applicable, an officer) of one or more Predecessor Funds.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Jarold W. Boettcher

Mr. Boettcher has more than 40 years of experience in the financial services industry. He has acted as a portfolio manager and director of a financial services firm. He has served as the Chair of a local community bank and the Chair of a state employees retirement system. Mr. Boettcher is a Chartered Financial Analyst and holds an M.S. degree from the Massachusetts Institute of Technology. Mr. Boettcher also serves as a board member to another mutual fund complex. The Board concluded that Mr. Boettcher is suitable to serve as Trustee because of his academic background, his work experience, his extensive investment management experience and the length of his service as a Trustee to the Trust.

James D. Gressett

Mr. Gressett has served as the CEO of a closely-held corporation. He also has served as an accountant and partner in a public accounting firm. Mr. Gressett has also been a member and chairman of the boards of several closely-held corporations and charitable organizations. Mr. Gressett holds a B.B.A. of Accountancy degree from the University of Texas at Austin. The Board concluded that Mr. Gressett is suitable to serve as Trustee because of his work experience, his academic background, his service on other corporate and charitable boards and the length of his service as a Trustee to the Trust.

Joseph Harroz Jr.

Mr. Harroz serves as Dean of the College of Law and Vice President of a state university, and also serves as a director of a bank. He also has served as a president and director of a publicly traded company and as General Counsel to a state university system. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. Mr. Harroz also serves as a board member to another mutual fund complex. The Board concluded that Mr. Harroz is suitable to serve as Trustee because of his educational background, his work experience and the length of his service as a Trustee to the Trust.

Henry J. Herrmann

Mr. Herrmann has extensive experience in the investment management business, both as a portfolio manager and as a member of senior management, experience as a director of a publicly held company and multiple years of service as a Trustee and officer of the Trust and as an officer and member of the boards of other mutual funds.

Glendon E. Johnson, Jr.

Mr. Johnson served as an attorney specializing in corporate finance, including financial reporting, general corporate law, and represented investment advisers and managers with respect to reporting and compliance with federal securities laws. He serves as Director of the Thomas Foundation for Cancer Research. Mr. Johnson holds a B.A. of Economics and Business from the University of Utah and a J.D. from the University of Texas at Austin. The Board concluded that Mr. Johnson is suitable to serve as Trustee because of his work experience, academic background and length of his service as a Trustee to the Trust.

Eleanor B. Schwartz

Ms. Schwartz has served on the board of directors of numerous charitable foundations and closely held corporations. She has been a professor of business administration for several universities. Ms. Schwartz also has written books and other publications on the subjects of management and business administration. Ms. Schwartz holds an M.B.A. degree and D.B.A degree from Georgia State University. Ms. Schwartz also serves as a board member to another mutual fund complex. The Board concluded that Ms. Schwartz is suitable to act as Trustee because of her extensive academic background, her service on other corporate and charitable boards and the length of her service as a Trustee to the Trust.

Michael G. Smith

Mr. Smith has over 40 years of experience in the financial services and investment management industry. He has served as a member and chairman of the boards of several mutual funds and charitable and educational organizations. Mr. Smith is a Chartered Financial Analyst and holds a B.B.A. of Finance degree and an M.B.A. degree from Southern Methodist University. The Board concluded that Mr. Smith is suitable to act as Trustee because of his extensive work experience in the financial services and investment management industry, his educational and charitable organization experience, his educational background and the length of his service as a Trustee to the Trust.

Edward M. Tighe

Mr. Tighe has extensive experience in the mutual fund and information technology industries. He has held executive positions with U.S. mutual fund companies and served as a lead independent trustee on a different mutual fund board. Mr. Tighe holds a B.S. of Finance degree from Boston University. The Board concluded that Mr. Tighe is suitable to serve as Trustee because of his academic background, his extensive business experience and the length of his service as a Trustee to the Trust.

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Trust’s principal officers are:

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	OFFICER OF TRUST SINCE	OFFICER OF FUND COMPLEX SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Mara D. Herrington 6300 Lamar Avenue Overland Park KS 66202 1964	Vice President Secretary	2008 2008	2006 2006	Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present)

Joseph W. Kauten 6300 Lamar Avenue Overland Park KS 66202 1969	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	2008 2008 2008 2008	2006 2006 2006 2007	Principal Financial Officer of each of the funds in the Fund Complex (2006 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006)

Kristen A. Richards 6300 Lamar Avenue Overland Park, KS 66202 1967	Vice President Assistant Secretary Associate General Counsel	2008 2008 2008	2000 2006 2000	Senior Vice President of WRIMCO and IICO (2007 to present); Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (2006 to present); formerly, Vice President of WRIMCO (2000 to 2007) and IICO (2002 to 2007); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)

Scott J. Schneider 6300 Lamar Avenue Overland Park KS 66202 1968	Vice President Chief Compliance Officer	2008 2008	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the Funds in the Fund Complex

Daniel C. Schulte 6300 Lamar Avenue Overland Park KS 66202 1965	Vice President General Counsel Assistant Secretary	2008 2008 2008	2000 2000 2000	Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WISC (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary for each of the funds in the Fund Complex (2000 to present)

*	This is the date when the officer first became an officer of one or more of the Predecessor Funds.

Committees of the Board of Trustees

The Board has established the following standing committees: Audit Committee, Executive Committee and Governance Committee. The respective duties and current memberships of the standing committees are:

Audit Committee. The Audit Committee serves as an independent and objective party to monitor the Trust’s accounting policies, financial reporting and internal control system, as well as the work of the Trust’s independent registered public accounting firm. The Committee also serves to provide an open avenue of communication among the Trust’s independent registered public accounting firm, the internal accounting staff of IICO and the Board. The Audit Committee consists of Jarold W. Boettcher (Chair), Glendon E. Johnson, Jr. and Edward M. Tighe. During the fiscal year ended March 31, 2010, the Audit Committee met six times.

Executive Committee. The Executive Committee acts as necessary on behalf of the full Board. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Funds except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. The Executive Committee consists of Henry J. Herrmann (Chair), Joseph Harroz, Jr. and Glendon E. Johnson, Jr. During the fiscal year ended March 31, 2010, the Executive Committee met one time.

Governance Committee. The Governance Committee evaluates, selects and recommends to the Board candidates to serve as Independent Trustees. The Committee will consider candidates for Trustee recommended by Shareholders. Written recommendations with any supporting information should be directed to the Secretary of the Trust. The Governance Committee also oversees the functioning of the Board of Trustees and its committees. The Governance Committee consists of James D. Gressett (Chair), Eleanor B. Schwartz and Michael G. Smith. During the fiscal year ended March 31, 2010, the Governance Committee met four times.

The Board has authorized the creation of a valuation committee comprised of such persons as may be designated from time to time by WISC and includes Henry J. Herrmann. This committee is responsible in the first instance for fair valuation and reports all valuations to the Board on a quarterly (or as needed) basis for its review and approval.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and its Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. The Board performs this risk management oversight directly and, as to certain matters, directly through its committees and through its Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.

In general, a Fund’s risks include, among other things, investment risk, credit risk, liquidity risk, valuation risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, IICO and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks of the Funds. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons.

Senior officers of the Trust, senior officers of IICO, IFDI and WISC (collectively, “Waddell & Reed”), and the Funds’ Chief Compliance Officer (“CCO”) regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from IICO with respect to the investments and securities trading of the Funds, reports from Fund management personnel regarding valuation procedures and reports from management’s valuation committee regarding the valuation of particular securities. In addition to regular reports from Waddell & Reed, the Board also receives reports regarding other service providers to the Trust, either directly or through Waddell & Reed or the Funds’ CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Waddell & Reed in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with Waddell & Reed and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

Senior officers of the Trust and senior officers of Waddell & Reed also report regularly to the Audit Committee on Fund valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. Waddell & Reed compliance personnel also report regularly to the Audit Committee. In addition, the Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet separately with the Funds’ CCO to discuss matters relating to the Funds’ compliance program.

Ownership of Fund Shares

as of December 31, 2009

The following tables provide information regarding shares of the Funds beneficially owned by each Trustee, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (Exchange Act) as well as the aggregate dollar range of shares owned, by each Trustee, within the Fund Complex. A Trustee may elect to defer a portion of his or her annual compensation, which amount is deemed to be invested in shares of funds within the Fund Complex. The amounts listed below as “beneficially owned” shares include any shares deemed invested by a Trustee. Ivy Asset Strategy New Opportunities Fund was not in existence at December 31, 2009, and therefore is not reflected in the tables.

Disinterested Trustees

Trustee	Dollar Range of Shares Owned:
	Ivy Asset Strategy Fund	Ivy Balanced Fund	Ivy Bond Fund	Ivy Capital Appreciation Fund
Jarold W. Boettcher	over $100,000	$0	$0	$0
James D. Gressett	over $100,000	$0	$0	$0
Joseph Harroz, Jr.	over $100,000	$0	$0	$0
Glendon E. Johnson, Jr.	$10,001 to $50,000	$0	$0	$0
Eleanor B. Schwartz	$0	$0	$0	$0
Michael G. Smith	$50,001 to $100,000	$0	$0	over $100,000
Edward M. Tighe	$50,001 to $100,000	$0	$0	$1 to $10,000

Trustee	Dollar Range of Shares Owned:
	Ivy Core Equity Fund	Ivy Cundill Global Value Fund	Ivy Dividend Opportunities Fund	Ivy Energy Fund
Jarold W. Boettcher	$0	$10,001 to $50,000	$0	$0
James D. Gressett	$0	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$0	$0
Glendon E. Johnson, Jr.	$0	$0	$0	$0
Eleanor B. Schwartz	$0	$0	$0	$0
Michael G. Smith	$0	$0	over $100,000	$0
Edward M. Tighe	$0	$0	$0	$0
Trustee	Dollar Range of Shares Owned:
	Ivy European Opportunities Fund	Ivy Global Bond Fund	Ivy Global Natural Resources Fund	Ivy High Income Fund
Jarold W. Boettcher	$10,001 to $50,000	$0	over $100,000	$0
James D. Gressett	$0	$0	$0	$0
Joseph Harroz, Jr.	$0	$10,001 to $50,000	$10,001 to $50,000	$0
Glendon E. Johnson, Jr.	$0	$0	$10,001 to $50,000	$0
Eleanor B. Schwartz	$0	$0	$10,001 to $50,000	$0
Michael G. Smith	$0	$0	$0	$0
Edward M. Tighe	$0	$0	$50,001 to $100,000	$0

Trustee	Dollar Range of Shares Owned:
	Ivy International Balanced Fund	Ivy International Core Equity Fund	Ivy International Growth Fund	Ivy Large Cap Growth Fund
Jarold W. Boettcher	$0	$0	$0	$0
James D. Gressett	$0	$0	$0	$0
Joseph Harroz, Jr.	$0	$10,001 to $50,000	$0	$0
Glendon E. Johnson, Jr.	$0	$0	$0	$0
Eleanor B. Schwartz	$0	$0	$0	$0
Michael G. Smith	$0	$0	$0	over $100,000
Edward M. Tighe	$0	$0	$0	$0

Trustee	Dollar Range of Shares Owned:
	Ivy Limited-Term Bond Fund	Ivy Managed European/Pacific Fund	Ivy Managed International Opportunities Fund	Ivy Micro Cap Growth Fund	Ivy Mid Cap Growth Fund
Jarold W. Boettcher	$0	$0	$0	$0	$0
James D. Gressett	$0	$0	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$10,001 to $50,000	$0	$0
Glendon E. Johnson, Jr.	$0	$0	$0	$0	$0
Eleanor B. Schwartz	$0	$0	$0	$0	$10,001 to $50,000
Michael G. Smith	$0	$0	$0	$0	over $100,000
Edward M. Tighe	$0	$0	$0	$0	$0

Trustee	Dollar Range of Shares Owned:
	Ivy Money Market Fund	Ivy Mortgage Securities Fund	Ivy Municipal Bond Fund	Ivy Municipal High Income Fund	Ivy Pacific Opportunities Fund
Jarold W. Boettcher	$0	$0	$0	$0	over $100,000
James D. Gressett	$0	$0	$0	$0	over $100,000
Joseph Harroz, Jr.	$0	$0	$0	$0	$50,001 to $100,000
Glendon E. Johnson, Jr.	over $100,000	$0	$0	$0	$10,001 to $50,000
Eleanor B. Schwartz	$0	$0	$0	$0	$0
Michael G. Smith	over $100,000	$0	$0	$0	$0
Edward M. Tighe	$10,001 to $50,000	$0	$0	$0	$10,001 to $50,000

Trustee	Dollar Range of Shares Owned:
	Ivy Real Estate Securities Fund	Ivy Science and Technology Fund	Ivy Small Cap Growth Fund	Ivy Small Cap Value Fund
Jarold W. Boettcher	$0	$1 to $10,000	$0	$0
James D. Gressett	$0	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$0	$10,001 to $50,000
Glendon E. Johnson, Jr.	$0	$0	$0	$0
Eleanor B. Schwartz	$0	$0	$0	$0
Michael G. Smith	$0	over $100,000	$0	$0
Edward M. Tighe	$0	$10,001 to $50,000	$0	$10,001 to $50,000

	Dollar Range of Shares Owned:
Trustee	Ivy Tax-Managed Equity Fund	Ivy Value Fund	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Ivy Family of Funds
Jarold W. Boettcher	$0	$0	over $100,000
James D. Gressett	$0	$0	over $100,000
Joseph Harroz, Jr.	$0	$0	over $100,000
Glendon E. Johnson, Jr.	$0	$0	over $100,000
Eleanor B. Schwartz	$0	$0	$50,001 to $100,000
Michael G. Smith	$0	$0	over $100,000
Edward M. Tighe	$0	$0	over $100,000

INTERESTED TRUSTEE

As of December 31, 2009, the dollar range of fund shares owned by Mr. Herrmann, the only interested Trustee, was:

Ivy Capital Appreciation Fund: $10,001 to $50,000

Ivy Large Cap Growth Fund: $10,001 to $50,000

Ivy Science and Technology Fund: $10,001 to $50,000

The aggregate dollar range of fund shares owned by Mr. Herrmann in all funds within the Ivy Funds was: $50,001 to $100,000.

Compensation

The fees paid to the Trustees are divided among the funds in Ivy Family of Funds based on each fund’s relative asset size. Ivy Asset Strategy New Opportunities Fund did not exist as of March 31, 2010, and is therefore not included in the tables below. For the fiscal year ended March 31, 2010, the Trustees (or trustee or director of a Predecessor Fund) received the following fees for service as a Trustee (or director or trustee of a Predecessor Fund):

COMPENSATION TABLE

Disinterested Trustees	Aggregate Compensation From the Trust[1]
Jarold W. Boettcher	$122,750
James D. Gressett	122,750
Joseph Harroz, Jr.[2]	153,438
Glendon E. Johnson, Jr.	122,750
Eleanor B. Schwartz	122,750
Michael G. Smith	122,750
Edward M. Tighe	122,750

Interested Trustee	Aggregate Compensation From the Trust[1]
Henry J. Herrmann	$0

[1]	No pension or retirement benefits have been accrued as a part of Fund expenses.
[2]

Mr. Harroz receives an additional fee for his services as Independent Chair of the Board. For 2009, this fee was $28,500. For 2010, this fee is $37,250, assuming that the Board meets four times during the year.

The aggregate compensation from the Trust, as indicated above for each Trustee, was allocated to each Fund as follows:

	Ivy Asset Strategy Fund	Ivy Balanced Fund	Ivy Bond Fund	Ivy Capital Appreciation Fund	Ivy Core Equity Fund	Ivy Cundill Global Value Fund	Ivy Dividend Opportunities Fund
Henry J. Herrmann	$0	$0	$0	$0	$0	$0	$0
Jarold W. Boettcher	68,902	720	626	2,034	780	1,409	1,020
James D. Gressett	68,902	720	626	2,034	780	1,409	1,020
Joseph Harroz, Jr.	86,128	901	783	2,542	975	1,761	1,274
Glendon E. Johnson	68,902	720	626	2,034	780	1,409	1,020
Eleanor B. Schwartz	68,902	720	626	2,034	780	1,409	1,020
Michael G. Smith	68,902	720	626	2,034	780	1,409	1,020
Edward M. Tighe	68,902	720	626	2,034	780	1,409	1,020

	Ivy Energy Fund	Ivy European Opportunities Fund	Ivy Global Bond Fund	Ivy Global Natural Resources Fund	Ivy High Income Fund	Ivy International Balanced Fund	Ivy International Core Equity Fund
Henry J. Herrmann	$0	$0	$0	$0	$0	$0	$0
Jarold W. Boettcher	271	1,020	421	19,391	3,331	1,027	1,866
James D. Gressett	271	1,020	421	19,391	3,331	1,027	1,866
Joseph Harroz, Jr.	339	1,275	526	24,239	4,164	1,284	2,332
Glendon E. Johnson	271	1,020	421	19,391	3,331	1,027	1,866
Eleanor B. Schwartz	271	1,020	421	19,391	3,331	1,027	1,866
Michael G. Smith	271	1,020	421	19,391	3,331	1,027	1,866
Edward M. Tighe	271	1,020	421	19,391	3,331	1,027	1,866

	Ivy International Growth Fund	Ivy Large Cap Growth Fund	Ivy Limited- Term Bond Fund	Ivy Managed European/ Pacific Fund	Ivy Managed International Opportunities Fund	Ivy Micro Cap Growth Fund	Ivy Mid Cap Growth Fund
Henry J. Herrmann	$0	$0	$0	$0	$0	$0	$0
Jarold W. Boettcher	721	3,284	2,826	267	546	57	648
James D. Gressett	721	3,284	2,826	267	546	57	648
Joseph Harroz, Jr.	901	4,105	3,532	334	683	71	810
Glendon E. Johnson	721	3,284	2,826	267	546	57	648
Eleanor B. Schwartz	721	3,284	2,826	267	546	57	648
Michael G. Smith	721	3,284	2,826	267	546	57	648
Edward M. Tighe	721	3,284	2,826	267	546	57	648

	Ivy Money Market Fund	Ivy Mortgage Securities Fund	Ivy Municipal Bond Fund	Ivy Municipal High Income Fund	Ivy Pacific Opportunities Fund	Ivy Real Estate Securities Fund	Ivy Science and Technology Fund
Henry J. Herrmann	$0	$0	$0	$0	$0	$0	$0
Jarold W. Boettcher	1,370	644	281	41	2,275	992	3,600
James D. Gressett	1,370	644	281	41	2,275	992	3,600
Joseph Harroz, Jr.	1,712	806	351	51	2,844	1,240	4,500
Glendon E. Johnson	1,370	644	281	41	2,275	992	3,600
Eleanor B. Schwartz	1,370	644	281	41	2,275	992	3,600
Michael G. Smith	1,370	644	281	41	2,275	992	3,600
Edward M. Tighe	1,370	644	281	41	2,275	992	3,600

	Ivy Small Cap Growth Fund	Ivy Small Cap Value Fund	Ivy Tax- Managed Equity Fund	Ivy Value Fund
Henry J. Herrmann	$0	$0	$0	$0
Jarold W. Boettcher	1,421	734	9	216
James D. Gressett	1,421	734	9	216
Joseph Harroz, Jr.	1,776	918	11	270
Glendon E. Johnson	1,421	734	9	216
Eleanor B. Schwartz	1,421	734	9	216
Michael G. Smith	1,421	734	9	216
Edward M. Tighe	1,421	734	9	216

Of the Total Compensation listed above, the following amounts have been deferred:

Jarold W. Boettcher	$55,000
James D. Gressett	37,000
Joseph Harroz, Jr.	82,187
Glendon E. Johnson	0
Eleanor B. Schwartz	13,150
Michael G. Smith	57,000
Edward M. Tighe	0

The officers as well as Mr. Herrmann are paid by IICO or its affiliates.

The following table shows the fees paid to each Director Emeritus, and the portion of that fee paid by the Funds, for the fiscal year ended March 31, 2010. IICO has agreed to reimburse the Funds for these payments. 1

Director Emeritus	Compensation from Funds	Total Compensation paid to Director Emeritus[1]
Henry L. Bellmon[2]	$976	$24,000
William T. Morgan	3,186	65,500
Ronald K. Richey	2,120	48,000
Paul S. Wise	2,120	48,000

[1]

The fees paid to each Trustee or Director Emeritus are allocated among the funds that were in existence at the time the Trustee or Director elected Emeritus status, based on each fund’s net assets at that time.

[2]	Mr. Bellmon received Emeritus fees until the time of his death on September 28, 2009.

The aggregate compensation from the Funds, as indicated above for each Director Emeritus, was allocated to each Fund as follows:

	Ivy Asset Strategy Fund	Ivy Capital Appreciation Fund	Ivy Core Equity Fund	Ivy High Income Fund	Ivy International Growth Fund	Ivy Large Cap Growth Fund
Henry Bellmon	$20	$0	$480	$10	$82	$0
William T. Morgan	149	14	888	54	239	71
Ronald K. Richey	56	0	988	44	172	0
Paul S. Wise	56	0	988	44	172	0

	Ivy Limited- Term Bond Fund	Ivy Mid Cap Growth Fund	Ivy Money Market Fund	Ivy Municipal Bond Fund	Ivy Science and Technology Fund	Ivy Small Cap Growth Fund
Henry Bellmon	$22	$0	$0	$46	$6	$310
William T. Morgan	90	53	42	70	303	1,213
Ronald K. Richey	44	0	0	88	36	692
Paul S. Wise	44	0	0	88	36	692

The Board of Ivy Funds had created an honorary position of Director Emeritus, whereby a Director of the predecessor Board of Directors who attained the age of 75 was required to resign his or her position as Director and, unless he or she elected otherwise, serves as Director Emeritus provided the Director has served as a Director of the Funds for at least five years which need not have been consecutive. The Board of Ivy Funds has eliminated the plan for present and future Board members.

A Director Emeritus receives an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Director; however, a Director initially elected to a Board of Directors on or after May 31, 1993, receives such annual fee only for a period of three years commencing upon the date the Director began his or her service as Director Emeritus, or in an equivalent lump sum. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Funds. Messrs. Henry L. Bellmon, William T. Morgan, Ronald K. Richey and Paul S. Wise retired as Directors of the Funds, and each serves as Director Emeritus. Class A shares of a Fund may be purchased at NAV by current or retired Trustees of the Trust (or retired directors of any entity to which the Trust or a Fund is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of Waddell & Reed, current and certain retired employees of Waddell & Reed and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed. For this purpose, child includes stepchild and parent includes stepparent. See Purchase, Redemption and Pricing of Shares – Net Asset Value Purchases of Class A and Class E Shares for more information.

Code of Ethics

The Trust, Advantus Capital Management, Inc., Mackenzie Financial Corporation, Wall Street Associates, LLC, IICO and IFDI have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act that permits their respective trustees, directors, officers and employees to invest in securities, including securities that may be purchased or held by a Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth information with respect to the Funds, as of June 30, 2010, regarding the beneficial ownership of 5% or more of any class of Fund shares.

Name and Address of Beneficial Owner	Class	Shares owned Beneficially or of Record	Percent
ACPE Ttee AFCS Trust Fund	Bond Fund
Invest Ed 529 Plan	Class E
Ricki A Alpert
FBO Various
Olympic Vly CA		16,995	6.72%

ACPE Ttee AFCS Trust Fund	Mortgage Securities Fund
Invest Ed 529 Plan	Class E
Cory C Atkinson
FBO Various
Wentzville MO		2,718	7.28%

ACPE Ttee AFCS Trust Fund	Cundill Global Value Fund
Invest Ed 529 Plan	Class E
Vijaya R Cherukuri Cust
FBO Designated Beneficiary
Diamond Bar CA		2,299	5.98%

ACPE Ttee AFCS Trust Fund	Core Equity Fund
Invest Ed 529 Plan	Class E
Madelyn Dalgleish
FBO Various
Mission Hills KS		16,434	13.68%

ACPE Ttee AFCS Fund	Limited-Term Bond Fund
Invest Ed 529 Plan Stuart Kelley FBO Various Camas WA	Class E	7,488	15.68%

ACPE Ttee AFCS Trust Fund	Cundill Global Value Fund
Invest Ed 529 Plan Howard Merriman Sclar/Ath Scholrshp c/o Robert Hoecherl Lakeville MN	Class E	2,278	5.93%

ACPE Ttee AFCS Trust Fund	Money Market Fund
Invest Ed 529 Plan Jude Panetta FBO Various Chester NJ	Class E	245,080	5.87%

ACPE Ttee AFCS Trust Fund	Limited Term Bond Fund
Invest Ed 529 Plan	Class E	2,567	5.37%
Kathleen Von Holdener Cust
FBO Various
Belleville IL

ACPE Ttee AFCS Trust Fund	Limited-Term Bond Fund
Invest Ed 529 Plan	Class E	4,855	10.17%
Deidre Waltz
FBO Various
Elmhurst IL

NFS LLC FEBO	Mid Cap Growth Fund
Alpine Bank & Trustco	Class I	24,302	5.31%
Rockford IL

PIMS/Prudential Retirement	Cundill Global Value Fund
As Nominee for the Ttee/Cust Pl 007	Class Y	319,887	23.89%
Amadeus North America Inc
Miami FL

TD Ameritrade Inc FEBO	Energy Fund
Our Customers	Class Y	33,527	5.75%
Omaha NE	Limited-Term Bond Fund
	Class Y	737,331	11.84%

Dean A Armstrong	Tax-Managed Equity Fund
Debra Armstrong Jtten N Saint Paul MN	Class A	32,710	8.29%

LPL Financial FBO: AXA Customer Accounts ATTN: Mutual Fund Operations San Diego CA	Asset Strategy New Opportunities Fund Class Y	48,218	17.15%
	Global Natural Resources Fund
	Class I	10,227,066	16.86%
	Class Y	4,626,435	14.71%

Charles Schwab Trustco Cust	Pacific Opportunities Fund
Berkel & Co Contractors Def Wages	Class Y	30,253	5.05%
San Francisco CA

MG Trustco Cust FBO	Capital Appreciation Fund
Bill Talley Ford Inc	Class Y	68,633	7.38%
Denver CO

VRSCO	Science and Technology Fund
FBO AIGFSB [Cust] [Ttee] FBO Bronx-Lebanon Hospital 401A Houston TX	Class R	49,199	7.03%

Brown Brothers Harriman and Company	Large Cap Growth Fund
As Custodian for Designated Beneficiary Jersey City NJ	Class Y	687,443	7.42%

Citigroup Global Markets	Asset Strategy Fund
Attn: Andrew Gott	Class A	50,612,031	13.13%
Owings Mills MD	Class B	3,043,333	11.67%
	Class C	52,516,140	14.65%
	Capital Appreciation Fund
	Class B	101,315	11.30%
	Class C	879,988	16.37%
	Core Equity Fund
	Class I	37,677	9.93%
	Cundill Global Value Fund
	Class B	98,447	6.42%
	Class C	793,205	24.20%
	Class I	187,868	36.37%
	Dividend Opportunities Fund
	Class C	355,957	11.36%
	Class I	80,795	17.81%
	Energy Fund
	Class C	174,132	13.64%
	European Opportunities Fund
	Class B	40,510	9.63%
	Class C	109,823	12.97%
	Global Bond Fund
	Class C	338,602	8.80%
	Global Natural Resources Fund
	Class B	1,033,134	9.78%
	Class C	9,607,800	16.27%
	Class I	7,383,403	12.17%
	High Income Fund
	Class I	2,090,894	8.42%
	International Balanced Fund
	Class B	48,754	8.70%
	Class C	439,796	26.49%
	Class I	211,005	7.93%
	International Core Equity Fund
	Class B	186,645	15.62%
	Class C	2,152,550	32.31%
	Class I	1,430,648	15.83%

	International Growth Fund
	Class B	17,402	11.29%
	Large Cap Growth Fund
	Class C	516,547	11.57%
	Limited-Term Bond Fund
	Class I	1,332,505	28.76%
	Mid Cap Growth Fund
	Class C	142,395	7.97%
	Class I	78,584	17.18%
	Money Market Fund
	Class B	1,015,447	11.18%
	Class C	7,572,273	17.48%
	Mortgage Securities Fund
	Class C	126,172	15.49%
	Pacific Opportunities Fund
	Class C	166,235	6.82%
	Science and Technology Fund
	Class C	506,365	7.34%
	Class I	427,769	8.56%
	Small Cap Growth
	Class I	116,923	6.08%

Peter Cundill Holdings Ltd	Cundill Global Value Fund
c/o Arthur Chan	Class I	43,073	8.34%
Vancouver BC
Canada

Frontier Trustco	Capital Appreciation Fund
FBO Davenport & Co LLC PS Fargo ND	Class Y	82,088	8.83%

MG Trustco Cust FBO	Real Estate Securities Fund
Eastern Virginia Ear Nose & Throat	Class R	2,666	8.23%
Denver CO

Frontier Trustco FBO	Real Estate Securities Fund
FBO Envirotrac Ltd 401K Plan Fargo ND	Class R	6,575	20.31%

Fidelity Investments Institutional	Science and Technology Fund
Operations Co Inc as Agent of Certain Employee Benefit Plans Covington KY	Class I	439,437	8.79%

Hartford Life Insurance Co	Asset Strategy Fund
Separate Accounts Windsor CT	Class R	608,930	37.92%
	Global Natural Resources Fund
	Class R	2,046,414	63.97%
	Class Y	2,560,924	8.14%

	Large Cap Growth Fund
	Class R	809,173	61.86%
	Class Y	614,966	6.63%

	Science and Technology Fund
	Class R	310,215	44.32%

Fiduciary Trust Co NH Cust IRA Rollover	Asset Strategy New Opportunities Fund
FBO Harold Hatcher	Class B	8,591	5.95%
Ozona FL

NFS LLC FEBO	Small Cap Growth Fund
Huntington National Bank	Class I	630,393	32.76%
Columbus OH

Ivy Funds Distributor Inc	Money Market Fund
ATTN: Bernita Moorshead P O Box 29217 Overland Park, KS	Class A	20,140,741	11.40%

Ivy Investment Management Company	Real Estate Securities Fund
ATTN: Bernita Moorshead P O Box 29217 Overland Park KS	Class R	5,893	18.20%

UMB Bank as Custodian for	European Opportunities Fund
Ivy Managed European/Pacific Fund Master Accounts c/o Carrie Kelly 6300 Lamar Ave Overland Park KS	Class I Pacific Opportunities Fund Class I	743,351 4,187,901	44.89 47.34	% %

UMB Bank as Custodian for	European Opportunities Fund
Ivy Managed International Opportunities Master Accounts c/o Carrie Kelly 6300 Lamar Ave Overland Park KS	Class I International Balanced Fund Class I	781,852 2,353,431	47.22 88.42	% %
	International Core Equity Fund
	Class I	2,220,805	24.57%

	International Growth Fund
	Class I	563,659	89.28%

	Pacific Opportunities Fund
	Class I	4,113,323	46.50%

RBC Capital Markets Corp FBO Dennis J Kelleher Kerry A Kelleher RBC Advisor Account Ellicott City MD	Ivy Managed European/Pacific Fund Class Y	2,537	5.04%

Counsel Trust DBA MATC FBO	Real Estate Securities Fund
Kunes Retplan	Class R	2,163	6.68%
Pittsburgh PA

LPL Financial Services	Asset Strategy Fund
FBO: Customer Accounts ATTN: Mutual Fund Operations San Diego CA	Class Y Balanced Fund	8,564,149	19.37%
	Class Y	132,260	5.65%
	Bond Fund
	Class Y	553,175	88.65%

	Dividend Opportunities Fund
	Class I	24,708	5.45%
	Global Bond Fund
	Class Y	351,462	20.53%
	High Income Fund
	Class Y	3,120,090	27.38%
	International Core Equity Fund
	Class Y	363,610	6.78%
	Limited-Term Bond Fund
	Class I	381,230	8.23%
	Class Y	1,396,642	22.44%
	Managed International Opportunities Fund
	Class Y	8,259	17.18%
	Micro Cap Growth Fund
	Class I	9,063	19.17%
	Class Y	579	5.02%
	Mid Cap Growth Fund
	Class I	57,953	12.67%
	Municipal High Income Fund
	Class A	699,169	8.06%
	Class I	2,291,053	34.08%
	Class Y	91,477	24.96%
	Real Estate Securities Fund
	Class I	200,604	64.06%
	Value Fund
	Class I	13,910	42.74%
	Class Y	2,833	5.02%

Fulton Bank NA FBO	Capital Appreciation Fund
Maguire S Ford Inc Lancaster PA	Class Y	58,596	6.30%

NFS LLC FEBO	Small Cap Growth Fund
Marshall & Ilsley Trust Co NA FBO Bank 98 Dly Rcrdkpg ATTN: Mut Funds Milwaukee WI	Class A	748,750	5.98%

Mercer Trust Company	Large Cap Growth Fund
FBO Structure-Tone Inc 401k Plan ATTN: DC Plan Admin MS N-2-H Norwood MA	Class Y	501,363	5.41%

Merrill Lynch Pierce Fenner & Smith Inc	Science and Technology Fund
Mutual Fund Operations—Service Team	Class B	62,939	6.59%
Jacksonville FL	Class C	1,078,525	15.64%

MidTrusco	International Core Equity Fund
ATTN: Trust Ops	Class I	2,327,595	25.75%
Overland Park KS

Minnesota Life Insurance Company	Balanced Fund
ATTN: A6-4105 400 Robert St N # A6-4105 Saint Paul MN	Class Y	1,809,858	77.30%
	Global Natural Resources Fund
	Class Y	2,675,547	8.51%

	Large Cap Growth Fund
	Class Y	4,297,451	46.36%

	Mid Cap Growth Fund
	Class Y	403,402	9.63%

	Real Estate Securities Fund
	Class Y	7,058,611	95.91%

	Science and Technology Fund
	Class Y	633,722	5.66%

	Small Cap Growth Fund
	Class Y	3,051,155	31.21%

	Small Cap Value Fund
	Class Y	373,500	28.61%

Minnesota Life	Bond Fund
ATTN: 16-4178 Saint Paul MN	Class A	2,792,107	14.14%

MLPF&S	Asset Strategy Fund
For the Sole Benefit of its Customers	Class B	4,954,339	19.00%
ATTN: Fund Administration	Class C	98,374,273	27.44%
Jacksonville FL	Class I	82,540,525	45.72%
	Class R	365,388	22.76%
	Class Y	2,786,447	6.30%

	Balanced Fund
	Class B	68,119	16.08%
	Class C	880,065	32.29%
	Class I	116,745	75.79%

	Bond Fund
	Class B	53,115	7.71%
	Class C	534,087	20.71%
	Class I	29,596	38.75%

	Capital Appreciation Fund
	Class B	204,260	22.78%
	Class C	2,028,254	37.73%
	Class I	2,436,457	11.99%
	Class Y	86,590	9.31%

	Core Equity Fund
	Class I	271,614	71.58%
	Class Y	112,179	18.73%

	Cundill Global Value Fund
	Class C	266,518	8.13%
	Class I	121,675	23.56%

	Dividend Opportunities Fund
	Class B	74,771	8.79%
	Class C	535,982	17.11%
	Class I	177,174	39.06%
	Class Y	85,734	7.73%

	Energy Fund
	Class C	68,409	5.36%
	Class I	49,835	16.53%

	European Opportunities Fund
	Class B	42,334	10.06%
	Class C	172,965	20.43%

	Global Bond Fund
	Class C	560,718	14.57%
	Class I	356,253	27.53%

Global Natural Resources Fund
Class B	1,397,265	13.22%
Class C	10,677,740	18.08%
Class I	13,843,765	22.82%
Class R	452,365	14.14%

High Income Fund
Class B	406,598	10.28%
Class C	5,246,753	16.58%
Class I	4,707,184	18.95%

International Balanced Fund
Class B	51,771	9.23%
Class C	143,949	8.67%
Class Y	29,933	7.64%

International Core Equity Fund
Class B	210,583	17.63%
Class C	1,349,940	20.26%
Class I	1,371,749	15.18%

International Growth Fund
Class A	372,393	8.97%
Class B	20,869	13.54%
Class C	84,757	7.51%

Large Cap Growth Fund
Class B	63,912	7.20%
Class C	766,290	17.17%
Class R	144,356	11.04%
Class Y	541,500	5.84%

Limited-Term Bond Fund
Class B	360,520	16.55%
Class C	5,059,072	22.96%
Class I	1,351,088	29.16%
Class Y	500,754	8.04%

Managed European/Pacific Fund
Class C	14,915	5.53%

Mid Cap Growth Fund
Class B	32,966	5.88%
Class C	155,185	8.68%
Class I	145,350	31.79%
Class R	100,325	27.17%

Mortgage Securities Fund
Class C	40,942	5.03%
Class I	35,762	59.20%

	Municipal Bond Fund
	Class B	56,044	38.65%
	Class C	587,007	25.71%

	Municipal High Income Fund
	Class A	1,090,237	12.58%
	Class B	146,807	22.39%
	Class C	969,862	21.05%
	Class I	1,860,693	27.68%

	Pacific Opportunities Fund
	Class C	334,802	13.73%

	Real Estate Securities Fund
	Class R	2,390	7.38%

	Science and Technology Fund
	Class I	1,623,915	32.50%
	Class R	65,643	9.38%

	Small Cap Growth Fund
	Class R	268,435	51.42%

	Small Cap Value Fund
	Class C	74,568	7.19%
	Class I	18,141	16.72%

	Value Fund
	Class I	9,208	28.29%
	Class Y	17,200	30.48%

Nationwide Trust Company FSB c/o IPO Portfolio Accounting Columbus OH	Asset Strategy Fund
	Class Y	3,734,800	8.45%
	Balanced Fund
	Class Y	205,484	8.78%
	Bond Fund
	Class Y	36,297	5.82%
	Capital Appreciation Fund
	Class Y	307,997	33.12%
	Core Equity Fund
	Class Y	229,925	38.39%
	Cundill Global Value Fund
	Class Y	198,772	14.84%
	Dividend Opportunities Fund
	Class Y	771,809	69.58%

Energy Fund
Class Y	297,644	51.01%
European Opportunities Fund
Class Y	97,015	86.37%
High Income Fund
Class Y	2,104,840	18.47%
International Balanced Fund
Class Y	217,733	55.57%
International Core Equity Fund
Class Y	1,305,635	24.35%
International Growth Fund
Class Y	26,136	25.33%
Large Cap Growth Fund
Class Y	576,294	6.22%
Limited-Term Bond Fund
Class Y	985,342	15.83%
Managed European/Pacific Fund
Class Y	22,676	45.05%
Managed International Opportunities Fund
Class Y	14,999	31.19%
Mid Cap Growth Fund
Class Y	871,981	20.82%
Mortgage Securities Fund
Class Y	154,404	95.17%
Pacific Opportunities Fund
Class Y	490,551	81.96%
Science and Technology Fund
Class Y	1,677,752	14.98%
Small Cap Growth Fund
Class Y	1,054,509	10.79%
Small Cap Value Fund
Class Y	121,234	9.29%

Wilmington Trustco Cust	Dividend Opportunities Fund
FBO Northeast Hlth Sys 403B Retplan	Class Y	99,764	8.99%
c/o Mutual Fund
Wilmington DE

NFS LLC FEBO	Small Cap Growth Fund
Old Natl Trustco DBA Oltrust	Class I	250,053	12.99%
Ttee FBO Clients
Evansville IN

Orchard Trust Company Ttee	Mid Cap Growth Fund
FBO Employee Benefits Clients 401K	Class R	37,130	10.06%
Englewood CO	Real Estate Securities Fund
	Class R	2,068	6.39%
	Science and Technology Fund
	Class Y	563,223	5.03%

Orchard Trust Co LLC Cust	Mid Cap Growth Fund
FBO Opp funds Recordk Pro Ret Pl	Class R	49,228	13.33%
Greenwood Vlg CO

PIMS/Prudential Retirement	Large Cap Growth Fund
As Nominee for the Ttee/Cust Pl 765	Class R	134,151	10.26%
Rewards Network 401 (k) Plan
Chicago IL

Priac Cust	Small Cap Growth Fund
FBO Various Retirement Plans	Class Y	1,695,325	17.34%
Hartford CT

Prudential Inv Mgmnt Svc	Asset Strategy Fund
FBO of Mutual Fund Clients	Class I	20,264,443	11.23%
ATTN: Pruchoice Unit	Dividend Opportunities Fund
Iselin NJ	Class I	47,225	10.41%
	Energy Fund
	Class I	212,867	70.59%
	High Income Fund
	Class I	2,075,294	8.36%
	International Growth Fund
	Class Y	35,261	34.18%
	Municipal High Income Fund
	Class I	702,690	10.45%

NFS LLC FEBO	Municipal Bond Fund
Farhana Rauf	Class B	8,624	5.95%
Springfield OH

NFS LLC FEBO	Mid Cap Growth Fund
Reliance Trustco Ttee Hudson Scenic Studio Inc TPU Local #1 Savings Pla Yonkers NY	Class R	27,641	7.49%

Jacob F Ruf II FBO	Value Fund
Ruf Corp 401k PSP & Trust Olathe KS	Class Y	6,113	10.83%

Charles Schwab & Co Inc	Global Natural Resources Fund
Reinvest Account	Class I	6,658,245	10.98%
Attn: Mutual Fund Dept	Limited-Term Bond Fund
San Fransisco CA	Class I	787,248	16.99%
	Class Y	1,009,929	16.22%

Charles Schwab & Co Inc	Asset Strategy Fund
Special Custody Account for the	Class I	18,090,283	10.02%
Benefit of Customers ATTN: Mutual Funds San Francisco CA	Class Y	8,449,246	19.11%
	Asset Strategy New Opportunities Fund
	Class Y	70,204	24.97%
	Balanced Fund
	Class Y	134,737	5.75%
	Capital Appreciation Fund
	Class A	2,625,769	6.45%
	Core Equity Fund
	Class Y	48,415	8.08%
	Energy Fund
	Class Y	202,663	34.73%
	Global Bond Fund
	Class Y	437,119	25.54%
	Global Natural Resources Fund
	Class Y	8,729,292	27.76%
	High Income Fund
	Class Y	2,602,908	22.84%
	International Core Equity Fund
	Class Y	1,848,158	34.47%
	Managed International Opportunities Fund
	Class Y	2,605	5.42%
	Micro Cap Growth Fund
	Class Y	858	7.44%
	Mid Cap Growth Fund
	Class Y	1,827,649	43.64%
	Municipal High Income Fund
	Class I	450,390	6.70%
	Science and Technology Fund
	Class I	885,567	17.72%
	Class Y	1,943,680	17.35%
	Small Cap Growth Fund
	Class I	463,059	24.06%
	Class Y	966,954	9.89%

SEI Private Trustco	High Income Fund
c/o Frost Bank ID390 ATTN: Mutual Funds Administrator Oaks PA	Class I	9,189,585	37.00%

Christina Krauss FBO	Managed European/Pacific Fund
Service First HVAC Inc 401(k) PSP	Class I	1,451	5.77%
& Trust
Cumming GA

MG Trustco Cust FBO	Real Estate Securities Fund
Lloyd M Smith DDS SC 401K Plan Denver CO	Class R	3,298	10.19%

T Rowe Price Retirement Plan	Science and Technology Fund
Services FBO Retirement Plan Clients Owings Mills MD	Class Y	905,543	8.08%

TD Ameritrade Trustco	Mid Cap Growth Fund
Denver CO	Class R	56,159	15.21%

NFS LLC FEBO	Science and Technology Fund
Transamerica Life Ins Company Los Angeles CA	Class Y	943,590	8.42%

JP Morgan Chase Bank Ttee	Large Cap Growth Fund
United Benefits Group Coop Retirement Plan New York NY	Class I	3,761,932	16.98%

UBS WM USA Omni Account M/F ATTN: Department Manager Jersey City NJ	Asset Strategy Fund
	Class A	51,909,743	13.47%
	Class C	24,540,826	6.85%
	Bond Fund
	Class C	345,448	13.39%
	Cundill Global Value Fund
	Class C	236,993	7.23%
	Dividend Opportunities Fund
	Class C	168,432	5.38%
	Energy Fund
	Class C	120,849	9.47%
	Global Bond Fund
	Class A	793,669	8.04%
	Class C	544,398	14.15%
	Global Natural Resources Fund
	Class A	18,758,602	12.67%
	Class C	5,636,041	9.55%
	High Income Fund
	Class A	6,748,248	8.52%
	Class C	2,669,360	8.44%
	Limited-Term Bond Fund
	Class A	4,153,496	6.90%
	Class C	1,621,969	7.36%
	Managed International Opportunities Fund
	Class C	29,410	5.23%
	Mid Cap Growth Fund
	Class A	665,372	5.27%
	Money Market Fund
	Class C	3,316,554	7.65%
	Municipal Bond Fund
	Class B	7,379	5.02%
	Municipal High Income Fund
	Class C	233,488	5.07%

	Science and Technology Fund
	Class A	1,139,069	7.60%

Waddell & Reed Financial Inc. ATTN: Bernita Moorshead P O Box 29217 Overland Park KS	Asset Strategy New Opportunities Fund
	Class A	1,000,000	29.47%
	Balanced Fund
	Class E	6,643	100.00%
	Bond Fund
	Class I	11,004	14.41%
	Core Equity Fund
	Class E	10,909	9.08%
	Cundill Global Value Fund
	Class E	6,854	17.84%
	Energy Fund
	Class E	9,580	100.00%
	European Opportunities Fund
	Class E	3,264	100.00%
	Global Bond Fund
	Class B	324,879	60.24%
	Class C	324,935	8.44%
	Class I	334,948	25.88%
	Class Y	332,466	19.42%
	International Balanced Fund
	Class E	6,838	7.03%
	International Growth Fund
	Class E	2,981	100.00%
	Large Cap Growth Fund
	Class E	8,558	9.62%
	Managed European/Pacific Fund
	Class B	23,162	11.27%
	Class C	23,193	8.60%
	Class E	23,606	100.00%
	Class I	23,710	94.23%
	Class Y	23,548	46.78%

	Managed International Opportunities Fund
	Class B	21,764	5.53%
	Class E	22,243	100.00%
	Class I	22,392	99.37%
	Class Y	22,221	46.21%
	Mid Cap Growth Fund
	Class E	7,616	6.87%
	Mortgage Securities Fund
	Class E	11,009	29.49%
	Municipal Bond Fund
	Class I	36,911	100.00%
	Class Y	36,324	95.26%
	Municipal High Income Fund
	Class B	258,952	39.49%
	Class Y	215,568	58.81%
	Pacific Opportunities Fund
	Class E	7,941	100.00%
	Real Estate Securities Fund
	Class E	4,344	9.73%
	Small Cap Growth Fund
	Class E	8,925	6.96%
	Small Cap Value Fund
	Class E	6,562	100.00%
	Tax-Managed Equity Fund
	Class A	44,441	11.26%
	Class B	44,514	98.51%
	Class C	44,514	90.62%
	Class I	57,604	96.32%
	Class Y	40,486	100.00%
	Value Fund
	Class E	5,783	100.00%
	Class I	5,804	17.83%

Waddell & Reed Financial, Inc. 401(k) and Thrift Plan 6300 Lamar Avenue Overland Park KS	Asset Strategy New Opportunities
	Class I	113,356	14.18%
	Bond Fund
	Class I	27,583	36.11%

	Core Equity Fund
	Class I	52,357	13.80%
	Cundill Global Value Fund
	Class I	102,149	19.78%
	International Growth Fund
	Class I	34,466	5.46%
	Micro Cap Growth Fund
	Class I	33,035	69.87%
	Mid Cap Growth Fund
	Class I	50,491	11.04%
	Mortgage Securities Fund
	Class I	24,569	40.68%
	Real Estate Securities Fund
	Class I	92,837	29.65%
	Small Cap Growth Fund
	Class I	166,582	8.66%
	Small Cap Value Fund
	Class I	73,612	67.83%

Waddell & Reed Inc	Asset Strategy New Opportunities Fund
ATTN: Bernita Moorshead	Class A	500,000	14.74%
P O Box 29217	Class B	100,000	69.31%
Overland Park KS	Class C	300,000	44.57%
	Class E	10,000	100.00%
	Class I	400,000	50.04%
	Class R	50,000	100.00%
	Class Y	140,000	49.79%

Waddell & Reed Inc.	Capital Appreciation Fund
DCA Acct ATTN: Bernita Moorshead P O Box 29217 Shawnee Mission KS	Class Y	58,122	6.25%
	International Growth Fund
	Class Y	28,431	27.56%
	Value Fund
	Class Y	16,391	29.05%

Raymond James Omnibus for Mutual Funds House Acct Firm ATTN: Courtney Waller St Petersburg FL	Asset Strategy Fund
	Class C	20,466,010	5.71%
	Class Y	3,383,768	7.65%
	Asset Strategy New Opportunities Fund
	Class Y	19,236	6.84%
	Balanced Fund
	Class C	262,107	9.62%
	Capital Appreciation Fund
	Class C	441,929	8.22%
	Dividend Opportunities Fund
	Class C	333,329	10.64%
	Energy Fund
	Class C	108,875	8.53%
	Global Bond Fund
	Class C	581,305	15.11%
	Class Y	440,659	25.74%
	Global Natural Resources Fund
	Class C	5,753,605	9.74%
	High Income Fund
	Class C	2,674,809	8.45%
	Limited-Term Bond Fund
	Class C	2,570,910	11.67%
	International Balanced Fund
	Class C	123,602	7.44%
	Large Cap Growth Fund
	Class C	515,979	11.56%
	Micro Cap Growth Fund
	Class A	152,325	6.65%
	Class Y	9,387	81.39%
	Mid Cap Growth Fund
	Class C	348,999	19.52%
	Money Market Fund
	Class C	2,660,875	6.14%
	Municipal Bond Fund
	Class C	133,908	5.87%

	Municipal High Income Fund
	Class A	614,951	7.09%
	Class C	627,766	13.62%

	Value Fund
	Class Y	4,761	8.44%

WRIICO	Energy Fund
Bernita F Moorshead Waddell & Reed 6300 Lamar Ava Overland Park KS	Class B	50,000	16.67%

As of June 30, 2010, all of the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Funds.

INVESTMENT ADVISORY AND OTHER SERVICES

The Management Agreement

The Trust, on behalf of each Fund, has entered into an Investment Management Agreement (Management Agreement) with Ivy Investment Management Company (IICO), a subsidiary of Waddell & Reed Financial, Inc. Under the Management Agreement, IICO is employed to supervise the investments of the Funds and provide investment advice to the Funds. The Management Agreement (including the Management Fee Schedule) is essentially identical to the previous investment management agreements entered into between IICO and the former Ivy Funds, Inc. and between IICO and the former Massachusetts business trust, also named Ivy Funds. The Management Agreement obligates IICO to make investments for the account of each Fund in accordance with its best judgment and within the investment objective(s) and restrictions set forth in the Prospectus, this SAI, the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the Code), relating to RICs, subject to policy decisions adopted by the Board. IICO also determines the securities to be purchased or sold by each Fund and places the orders.

The Management Agreement provides that it may be renewed year to year as to each Fund, provided that any such renewal has been specifically approved, at least annually, by (i) the Board, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Trustees who are not deemed to be “interested persons” (as defined in the 1940 Act) of the Fund or IICO (the Disinterested Trustees). The Management Agreement also provides that either party has the right to terminate it as to a Fund, without penalty, upon 60 days’ written notice to the other party, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). A discussion regarding the basis of the approval of the Management Agreement is available in the predecessor funds’ Semiannual Reports to Shareholders, dated September 30, 2009.

Investment Subadvisors

Advantus Capital Management, Inc. (Advantus Capital), an SEC-registered investment adviser located at 400 Robert Street North, St. Paul, Minnesota 55101, serves as investment subadvisor to Ivy Real Estate Securities Fund, Ivy Mortgage Securities Fund and Ivy Bond Fund under an agreement with IICO. Advantus Capital was the investment adviser and manager of each of the predecessor funds since March 1, 1995. Advantus Capital was incorporated in Minnesota in June 1994, and is an affiliate of Minnesota Life. For its services, Advantus Capital receives fees from IICO pursuant to the following schedule:

Fund Name	Fee Payable to Advantus Capital as a Percentage of the Fund’s Average Net Assets
Ivy Bond Fund	0.263%
Ivy Mortgage Securities Fund	0.250%
Ivy Real Estate Securities Fund	0.480%

Mackenzie Financial Corporation (Mackenzie), located at 180 Queen Street West, Toronto, Ontario, Canada M5V 3K1, serves as subadvisor to Ivy Global Natural Resources Fund under an agreement with IICO. Mackenzie is a corporation organized under the laws of Ontario. Mackenzie, a wholly-owned subsidiary of IGM Financial Inc., is registered in Ontario as a mutual fund dealer and also registered with the SEC as an investment adviser. For its services, Mackenzie receives fees from IICO pursuant to the following schedule:

	Fee Payable to Mackenzie as a Percentage of the Fund’s Average Net Assets
Fund Name	Fund Assets	Fee
Ivy Global Natural Resources	up to $500 million	0.500%
	$500 million to $1 billion	0.425%
	$1 billion to $2 billion	0.415%
	$2 billion to $3 billion	0.400%
	over $3 billion	0.380%

Mackenzie also serves as subadvisor to Ivy Cundill Global Value Fund, under an agreement with IICO that became effective December 7, 2006. On September 22, 2006, Mackenzie and its affiliates acquired the assets of Cundill Investment Research Ltd., the former investment subadvisor for Ivy Cundill Global Value Fund, and its related entities (the “Transaction”). In connection with the Transaction, the Board approved, and subsequently the shareholders of the Fund approved, a new investment subadvisory agreement with Mackenzie, on substantively similar terms as the previous agreement with Cundill Investment Research Ltd. Mackenzie Cundill Investment Management Ltd. (Cundill) is one of the companies that comprises the Cundill Division of Mackenzie. Mackenzie has a Memorandum of Understanding with Cundill, under which Cundill serves as the subadvisor to Ivy Cundill Global Value Fund. For its services under the agreement, Mackenzie receives fees from IICO pursuant to the following schedule:

	Fee Payable to Mackenzie as a Percentage of the Fund’s Average Net Assets
Fund Name	Fund Assets	Fee
Ivy Cundill Global Value Fund	up to $500 million	0.500%
	$500 million to $1 billion	0.425%
	$1 billion to $2 billion	0.415%
	$2 billion to $3 billion	0.400%
	over $3 billion	0.380%

Wall Street Associates, LLC (WSA), a California Limited Liability Company with principal offices at La Jolla Financial Building, Suite 100, 1200 Prospect Street, La Jolla, California 92037, has been retained under an investment subadvisory agreement to provide investment advice for and, in general, conduct the investment management program of Ivy Micro Cap Growth Fund, subject to the general control of the Board. WSA, founded in 1987, provides investment advisory services for institutional clients and high net worth individuals. From the management fee received with respect to Ivy Micro Cap Growth Fund, IICO pays to WSA a subadvisory fee computed at an annual rate, which is a percentage of the average daily net assets of Ivy Micro Cap Growth Fund, as follows:

0.50% of net assets.

The subadvisory fee is accrued daily and payable in arrears on the last day of each calendar month.

Each of the Subadvisory Agreements between IICO and Advantus Capital, Mackenzie and WSA will terminate automatically in the event of its assignment or upon the termination of the Management Agreement. In addition, each Subadvisory Agreement is terminable at any time, without penalty, by the Board or by IICO on 60 days’ written notice to the Subadvisor, or by the Subadvisor on 60 days’ written notice to IICO.

Each Subadvisory Agreement provides that it may be renewed from year to year as to each affected Fund. Each of the Subadvisory Agreements between IICO and Advantus Capital, Mackenzie and WSA was renewed by the Board of Trustees, including a majority of the Independent Trustees, at a meeting held on August 26, 2009, and each will continue in effect for the period from October 1, 2009 through September 30, 2010, unless sooner terminated.

A discussion regarding the basis of the approval of each of these Subadvisory Agreements is available in the Funds’ Semiannual Report to Shareholders, dated September 30, 2009, which is available upon request.

Payments by the Funds for Management Services

Under the Management Agreement, for IICO’s management services, each Fund pays IICO a fee as described in the Prospectus. Ivy Asset Strategy New Opportunities Fund was not in existence at March 31, 2010, and is therefore not reflected in the table. The management fees paid to IICO during the past three fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008 for each of the Funds then in existence were as follows:

	2010	2009	2008
Ivy Asset Strategy Fund	$95,958,811	$72,323,240	$35,923,780
Ivy Balanced Fund	1,125,566	950,650	686,241
Ivy Bond Fund	785,137	600,983	459,517
Ivy Capital Appreciation Fund	3,178,553	3,632,508	2,439,383
Ivy Core Equity Fund	1,288,689	1,396,796	1,848,695
Ivy Cundill Global Value Fund	3,250,475	4,249,295	7,997,230
Ivy Dividend Opportunities Fund	1,674,467	1,492,615	1,251,359
Ivy Energy Fund*	581,089	388,894 including, 574 excluding	112,353 including, 189,431 excluding
Ivy European Opportunities Fund	2,241,522	3,479,809	5,296,941
Ivy Global Bond Fund*	678,850	375,357 including, 125,988 excluding	NA
Ivy Global Natural Resources Fund	40,003,960	46,083,558	57,405,224
Ivy High Income Fund	5,425,540	1,134,397	848,651
Ivy International Balanced Fund	1,694,064	2,037,130	2,323,907
Ivy International Core Equity Fund	4,178,961	2,441,825	2,350,934
Ivy International Growth Fund	1,459,489	1,626,769	2,186,764
Ivy Large Cap Growth Fund	5,552,680	3,489,076	2,497,452
Ivy Limited-Term Bond Fund*	3,358,888	1,577,633 including, 363,938 excluding	280,758 including, 338,569 excluding
Ivy Managed European/Pacific Fund	32,957	25,865	15,852
Ivy Managed International Opportunities Fund	66,780	53,442	28,027
Ivy Micro Cap Growth Fund	156,469	3,319	NA
Ivy Mid Cap Growth Fund	1,418,415	1,070,212	1,282,497
Ivy Money Market Fund	1,158,401	836,412	345,838
Ivy Mortgage Securities Fund	704,459	1,127,436	1,651,292
Ivy Municipal Bond Fund*	338,508	223,711	131,566 including, 144,840 excluding
Ivy Municipal High Income Fund	66,537	NA	NA
Ivy Pacific Opportunities Fund	5,599,812	4,155,500	5,800,049
Ivy Real Estate Securities Fund	2,188,619	2,952,480	4,737,505
Ivy Science and Technology Fund	7,526,024	4,829,034	4,323,850
Ivy Small Cap Growth Fund	2,922,924	2,873,745	4,442,450
Ivy Small Cap Value Fund	1,539,115	1,096,285	1,339,528
Ivy Tax-Managed Equity Fund	17,441	NA	NA
Ivy Value Fund	367,537	369,438	593,517

*	For Funds managed solely by IICO, IICO has voluntarily agreed to waive its management fee for any day that the Fund’s net assets are less than $25 million, subject to IICO’s right to change or modify this waiver. In the above table, the terms “including” and “excluding” refer to effect of such a waiver. The amount shown “including” the waiver is the actual management fee paid with the waiver in effect, whereas the amount shown “excluding” the waiver is the management fee that would have been paid by the Fund had the waiver not been in effect.

For purposes of calculating the daily fee, the Funds do not include money owed to them by IFDI for shares which it has sold but not yet paid to the Funds. The Funds accrue and pay this fee daily.

Shareholder Services

Under the Shareholder Servicing Agreement entered into between the Trust and Waddell & Reed Services Company, a subsidiary of Waddell & Reed, doing business as WI Services Company (WISC), WISC performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Funds and handling of shareholder inquiries. The Shareholder Servicing Agreement (including the Shareholder Servicing Fee Schedule) is essentially identical to the previous shareholder servicing agreements entered into between WISC and the former Ivy Funds, Inc. and between WISC and the former Massachusetts business trust, also named Ivy Trust. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board without shareholder approval.

Under the Shareholder Servicing Agreement with respect to Class A, Class B, Class C and Class E shares of a Fund (other than Ivy Money Market Fund), the Fund pays WISC an annual fee (payable monthly) for each account of the Fund that is non-networked and that fee ranges from $18.05 to $20.35 per account; however, WISC has agreed to reduce those fees if the number of total Fund accounts within the Fund Complex reaches certain levels. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial companies who are agents of the Fund for the limited purpose of purchases and sales) WISC has agreed to reduce its per account fees charged to the Funds to $6.00 per account, with the Funds bearing the remainder of the costs charged by the financial services companies (which currently average about $8.00 per account but could be $20.00, or higher, per account). However, if the aggregate annual rate of the WISC transfer agent fee and the costs charged by the financial services companies exceed $18.00 per account for a Fund, the amount in excess of $18.00 will be reimbursed to the Fund by WISC.

Ivy Money Market Fund pays an amount payable on the first day of each month of $1.75 for each account of the Fund which was in existence during any portion of the immediately preceding month. In addition, for Class A shares of each of Ivy Limited-Term Bond Fund and Ivy Money Market Fund, the Fund also pays WISC a fee of $0.75 for each shareholder check it processes.

A Fund, or IICO (including any affiliate of IICO), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of shares of the Fund whose interests are generally held in an omnibus account. These payments range from an annual fee of $12.00 to $20.00 for each account or up to 1/12 of 0.45 of 1% of the average daily net assets for the preceding month. If the annual rate of the third party per account charges for a Fund exceeds $18.00 or the annual fee that is based on average net assets exceeds 0.30% of 1% of the average daily net assets of the Fund, the amount in excess of these caps will be reimbursed to the Fund by WISC.

With respect to Class Y and Class I shares, each Fund pays WISC an amount payable on the first day of each month equal to 1/12 of 0.15 of 1% of the average daily net assets of the Class for the preceding month.

With respect to Class R shares, each Fund pays WISC an amount payable on the first day of the month equal to 1/12 of 0.20 of 1% of the average daily net assets of the Class for the preceding month.

Ivy Asset Strategy New Opportunities Fund was not in existence at March 31, 2010, and is therefore not reflected in the tables. Fees paid to WISC under the Shareholder Servicing Agreement during the past three fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008 were as follows:

	2010	2009	2008
Ivy Asset Strategy Fund	$6,612,935	$4,047,659	$1,823,950
Ivy Balanced Fund	187,843	186,348	162,617
Ivy Bond Fund	283,157	244,689	137,467
Ivy Capital Appreciation Fund	774,568	741,469	330,408
Ivy Core Equity Fund	467,331	505,143	542,618
Ivy Cundill Global Value Fund	998,029	1,161,605	1,375,918

	2010	2009	2008
Ivy Dividend Opportunities Fund	$452,648	$439,703	$358,142
Ivy Energy Fund	147,930	121,597	50,692
Ivy European Opportunities Fund	848,694	1,094,195	1,110,352
Ivy Global Bond Fund	136,421	49,443	NA
Ivy Global Natural Resources Fund	5,409,002	4,480,392	3,795,320
Ivy High Income Fund	866,116	425,755	327,399
Ivy International Balanced Fund	572,016	603,512	508,364
Ivy International Core Equity Fund	849,772	617,051	429,976
Ivy International Growth Fund	344,822	352,065	340,542
Ivy Large Cap Growth Fund	918,338	654,309	508,178
Ivy Limited-Term Bond Fund	566,082	282,849	147,171
Ivy Managed European/Pacific Fund	0	0	0
Ivy Managed International Opportunities Fund	0	0	0
Ivy Micro Cap Growth Fund	50,872	1,844	NA
Ivy Mid Cap Growth Fund	380,932	402,221	335,437
Ivy Money Market Fund	190,423	180,452	149,420
Ivy Mortgage Securities Fund	408,254	539,555	565,271
Ivy Municipal Bond Fund	51,599	44,609	33,939
Ivy Municipal High Income Fund	7,089	NA	NA
Ivy Pacific Opportunities Fund	1,530,810	1,382,293	1,337,307
Ivy Real Estate Securities Fund	999,979	1,225,637	1,332,753
Ivy Science and Technology Fund	1,182,573	849,480	728,966
Ivy Small Cap Growth Fund	827,515	836,752	974,081
Ivy Small Cap Value Fund	622,937	541,293	541,962
Ivy Tax-Managed Equity Fund	2,465	NA	NA
Ivy Value Fund	215,843	220,468	227,489

The Funds also pay certain out-of-pocket expenses of WISC, including: long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of a sub-agent used by WISC in performing services under the Shareholder Servicing Agreement including the cost of providing a record-keeping system; and costs of legal and special services not provided by IICO or WISC. Out-of-pocket expenses of WISC paid during the past three fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008 were as follows:

	2010	2009	2008
Ivy Asset Strategy Fund	$22,928,896	$15,547,123	$4,059,982
Ivy Balanced Fund	150,951	94,855	52,237
Ivy Bond Fund	153,871	105,366	59,327
Ivy Capital Appreciation Fund	507,280	722,889	308,340
Ivy Core Equity Fund	256,300	220,116	227,042
Ivy Cundill Global Value Fund	633,130	657,551	962,324
Ivy Dividend Opportunities Fund	318,021	227,024	139,965
Ivy Energy Fund	114,759	66,082	20,901
Ivy European Opportunities Fund	484,192	528,588	563,215
Ivy Global Bond Fund	98,490	21,496	NA
Ivy Global Natural Resources Fund	7,751,095	9,552,657	7,094,454
Ivy High Income Fund	839,598	161,488	113,929
Ivy International Balanced Fund	295,969	305,527	280,630
Ivy International Core Equity Fund	658,997	425,981	301,151
Ivy International Growth Fund	277,419	281,346	322,829
Ivy Large Cap Growth Fund	925,720	673,014	317,370
Ivy Limited-Term Bond Fund	597,999	164,366	52,629
Ivy Managed European/Pacific Fund	104,016	77,482	34,806
Ivy Managed International Opportunities Fund	158,808	111,395	44,519
Ivy Micro Cap Growth Fund	23,841	392	NA

	2010	2009	2008
Ivy Mid Cap Growth Fund	$276,483	$219,482	$167,620
Ivy Money Market Fund	233,431	153,372	66,813
Ivy Mortgage Securities Fund	262,693	361,866	345,363
Ivy Municipal Bond Fund	41,125	21,791	13,498
Ivy Municipal High Income Fund	4,148	NA	NA
Ivy Pacific Opportunities Fund	720,653	564,818	518,513
Ivy Real Estate Securities Fund	441,334	468,675	445,411
Ivy Science and Technology Fund	1,221,313	718,864	495,161
Ivy Small Cap Growth Fund	362,063	284,669	353,131
Ivy Small Cap Value Fund	298,151	226,807	192,798
Ivy Tax-Managed Equity Fund	1,151	NA	NA
Ivy Value Fund	107,664	85,109	86,764

Through July 31, 2011, IFDI and WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to cap the expenses for certain classes of certain Funds:

Fund	Class	Expense Cap
Ivy Asset Strategy Fund	E	1.00%
Ivy Asset Strategy Fund	Y	1.00%
Ivy Bond Fund	E	1.21%
Ivy Capital Appreciation Fund	E	1.15%
Ivy Core Equity Fund	E	1.35%
Ivy Cundill Global Value Fund	E	1.59%
Ivy Dividend Opportunities Fund	E	1.37%
Ivy Global Natural Resources Fund	E	1.27%
Ivy High Income Fund	E	1.36%
Ivy International Balanced Fund	E	1.33%
Ivy International Core Equity Fund	E	1.53%
Ivy International Growth Fund	Y	1.42%
Ivy Large Cap Growth Fund	A	1.15%
Ivy Large Cap Growth Fund	E	1.15%
Ivy Large Cap Growth Fund	Y	1.06%
Ivy Mid Cap Growth Fund	E	1.60%
Ivy Money Market Fund	E	0.88%
Ivy Mortgage Securities Fund	E	1.14%
Ivy Real Estate Securities Fund	E	1.67%
Ivy Science and Technology Fund	E	1.43%
Ivy Small Cap Growth Fund	E	1.56%

Accounting Services

Under the Accounting and Administrative Services Agreement entered into between the Trust and Waddell & Reed Services Company, doing business as WI Services Company (WISC), provides the Funds with bookkeeping and accounting services and assistance and other administrative services, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. The Accounting and Administrative Services Agreement (including the Accounting and Administrative Services Fee Schedule) is essentially identical to the previous accounting and administrative services agreements entered into between WISC and the former Ivy Funds, Inc. and between WISC and the former Massachusetts business trust, also named Ivy Trust. A new Accounting and Administrative Services Agreement, or amendments to an existing one, may be approved by the Board without shareholder approval.

Under the Accounting and Administrative Services Agreement, each Fund pays WISC a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Accounting Services Fee

Average Daily Net Assets for the Month	Monthly Fee
$ 0 - $ 10 million	$0
$ 10 - $ 25 million	$958
$ 25 - $ 50 million	$1,925
$ 50 - $100 million	$2,958
$100 - $200 million	$4,033
$200 - $350 million	$5,267
$350 - $550 million	$6,875
$550 - $750 million	$8,025
$750 - $ 1.0 billion	$10,133
$1.0 billion and over	$12,375

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly base fee.

Each Fund also pays a monthly fee at the annual rate of 0.01% or one basis point for the first $1 billion of assets with no fee charges for assets in excess of $1 billion. This fee may be voluntarily waived until the Fund’s assets are at least $10 million.

Ivy Asset Strategy New Opportunities Fund was not in existence at March 31, 2010, and is therefore not reflected in the table. Fees paid to WISC during the past three fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008 for each of the Funds then in existence were as follows:

	2010	2009	2008
Ivy Asset Strategy Fund	$270,774	$269,537	$267,336
Ivy Balanced Fund	70,543	68,388	52,168
Ivy Bond Fund	69,449	65,912	51,087
Ivy Capital Appreciation Fund	141,683	161,497	117,622
Ivy Core Equity Fund	72,832	82,798	97,546
Ivy Cundill Global Value Fund	72,680	88,701	144,700
Ivy Dividend Opportunities Fund	93,568	89,665	72,334
Ivy Energy Fund	45,594	35,240	19,471
Ivy European Opportunities Fund	69,843	86,423	106,778
Ivy Global Bond Fund	58,182	30,690	NA
Ivy Global Natural Resources Fund	174,488	174,488	174,488
Ivy High Income Fund	227,878	75,613	68,047
Ivy International Balanced Fund	93,859	109,292	113,311
Ivy International Core Equity Fund	93,853	74,719	72,680
Ivy International Growth Fund	54,450	62,775	74,260
Ivy Large Cap Growth Fund	209,529	147,980	119,648
Ivy Limited-Term Bond Fund	184,028	90,758	46,726
Ivy Managed European/Pacific Fund	24,889	20,751	13,436
Ivy Managed International Opportunities Fund	38,475	33,554	19,667
Ivy Micro Cap Growth Fund	9,860	0	NA
Ivy Mid Cap Growth Fund	76,655	65,843	70,797
Ivy Money Market Fund	96,845	80,829	49,099
Ivy Mortgage Securities Fund	68,587	88,154	104,319
Ivy Municipal Bond Fund	44,545	32,063	27,596
Ivy Municipal High Income Fund	10,738	NA	NA
Ivy Pacific Opportunities Fund	103,605	87,745	105,455
Ivy Real Estate Securities Fund	95,699	113,576	153,128
Ivy Science and Technology Fund	230,943	158,703	153,787
Ivy Small Cap Growth Fund	119,936	117,630	153,933
Ivy Small Cap Value Fund	76,807	67,369	70,218
Ivy Tax-Managed Equity Fund	0	NA	NA
Ivy Value Fund	39,363	38,259	48,401

Since each Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, IICO and WISC, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services, unless otherwise referenced in the applicable agreement. Amounts paid by the Funds under the Shareholder Servicing Agreement are described above. IICO and its affiliates pay the Trustees and Trust officers who are affiliated with IICO and its affiliates. The Funds pay the fees and expenses of the Funds’ other Trustees.

Each Fund pays all of its other expenses. These include, for each Fund, the costs of printing and mailing materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Funds under Federal or other securities laws and to the Investment Company Institute, cost of processing and maintaining shareholder records, cost of systems or services used to price Fund securities and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Distribution Services

Under the Distribution Agreement entered into between the Trust and IFDI, IFDI serves as principal underwriter and distributor to the Funds. The Distribution Agreement is essentially identical to the previous distribution agreements entered into between IFDI and the former Ivy Funds, Inc. and between IFDI and the former Massachusetts business trust, also named Ivy Funds.

Under the Distribution and Service Plan (the Plan) for Class A shares adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1), each Fund (other than Ivy Money Market Fund) may pay IFDI a fee not to exceed 0.25% of the Fund’s average annual net assets attributable to Class A shares, paid daily, to compensate IFDI for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares and/or the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts.

Under the Plans adopted for Class B shares and Class C shares respectively, each Fund may pay IFDI a service fee not to exceed 0.25% of the Fund’s average annual net assets attributable to that class, paid daily, to compensate IFDI for its services, either directly or through others, in connection with the provision of personal services to shareholders of that class and/or the maintenance of shareholder accounts of that class and a distribution fee of 0.75% of the Fund’s average annual net assets attributable to that class, paid daily, to compensate IFDI for its services, either directly or through others, in connection with the distribution of shares of that class.

Under the Plan adopted for Class Y shares, each Fund pays IFDI daily a distribution and/or service fee not to exceed, on an annual basis, 0.25% of the Fund’s average annual net assets attributable to that class, paid daily, to compensate IFDI for its services, either directly or through others, in connection with the distribution of shares of that class.

Under the Plan adopted for Class E shares, each Fund pays IFDI a fee not to exceed 0.25% of the Fund’s average annual net assets attributable to Class E shares, paid daily, to compensate IFDI for its costs and expenses in connection with, either directly or through others, the distribution of the Class E shares, the provision of personal services to Class E shareholders and/or maintenance of Class E shareholder accounts.

Under the Plan adopted for Class R shares, each Fund pays IFDI a distribution and service fee at an annual rate of 0.50% of the Fund’s average annual net assets attributable to Class R shares, paid daily, to compensate IFDI for its services, either directly or through others, in connection with the distribution of shares of that class, and provision of personal services to shareholders of that class.

IFDI offers the Funds’ shares through non-affiliated financial advisors, registered representatives and sales managers of Waddell & Reed, Inc. and Legend and through other broker-dealers, banks and other appropriate intermediaries (the sales force). In distributing shares through the sales force, IFDI will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Funds’ shares, as applicable. The Plans permit IFDI to receive compensation for the class-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Plans also contemplate that IFDI may be compensated for its activities in connection with: compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to shareholders of each Fund and/or maintaining shareholder accounts; increasing services provided to shareholders of each Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to shareholders of each Fund and/or maintenance of shareholder accounts; and its arrangements with broker-dealers who may regularly sell shares of the Funds, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Fund shares. The Plan and the Distribution Agreement contemplate that IFDI may be compensated for these class-related distribution efforts through the distribution fee.

The sales force and other parties may be paid continuing compensation based on the value of the shares held by shareholders to whom the member of the sales force is assigned to provide personal services, and IFDI or WISC, as well as other parties may also provide services to shareholders through telephonic means and written communications. IFDI may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares.

Ivy Asset Strategy New Opportunities Fund was not in existence at March 31, 2010, and is therefore not reflected in the table. For the fiscal year ended March 31, 2010, the Funds paid (or accrued) the following amounts as distribution fees and service fees under the Class A Plan for each of the Funds except the Ivy Managed Funds:

Fund	Distribution and Service Fees
Ivy Asset Strategy Fund	$17,201,713
Ivy Balanced Fund	185,744
Ivy Bond Fund	309,807
Ivy Capital Appreciation Fund	683,442
Ivy Core Equity Fund	207,181
Ivy Cundill Global Value Fund	609,298
Ivy Dividend Opportunities Fund	414,419
Ivy Energy Fund	122,478
Ivy European Opportunities Fund	440,381
Ivy Global Bond Fund	148,640
Ivy Global Natural Resources Fund	6,289,930
Ivy High Income Fund	1,248,349
Ivy International Balanced Fund	415,440
Ivy International Core Equity Fund	728,738
Ivy International Growth Fund	217,862
Ivy Large Cap Growth Fund	1,049,979
Ivy Limited-Term Bond Fund	1,030,731
Ivy Managed European/Pacific Fund	153,799
Ivy Managed International Opportunities Fund	314,436
Ivy Micro Cap Growth Fund	37,847
Ivy Mid Cap Growth Fund	301,336
Ivy Money Market Fund	—
Ivy Mortgage Securities Fund	317,271
Ivy Municipal Bond Fund	100,167
Ivy Municipal High Income Fund	17,423
Ivy Pacific Opportunities Fund	1,092,312
Ivy Real Estate Securities Fund	362,091
Ivy Science and Technology Fund	901,043
Ivy Small Cap Growth Fund	250,013
Ivy Small Cap Value Fund	374,216
Ivy Tax-Managed Equity Fund	2,793
Ivy Value Fund	114,505
For the fiscal year ended March 31, 2010, the Funds paid (or accrued) the following amounts as distribution fees and service fees under the Class B Plan for each of the Funds:

Fund	Distribution and Service Fees
Ivy Asset Strategy Fund	$4,443,424
Ivy Balanced Fund	53,852
Ivy Bond Fund	42,023
Ivy Capital Appreciation Fund	65,263
Ivy Core Equity Fund	48,866
Ivy Cundill Global Value Fund	197,454
Ivy Dividend Opportunities Fund	99,964
Ivy Energy Fund	27,790
Ivy European Opportunities Fund	96,973

Fund	Distribution and Service Fees
Ivy Global Bond Fund	$61,670
Ivy Global Natural Resources Fund	1,723,669
Ivy High Income Fund	218,811
Ivy International Balanced Fund	74,347
Ivy International Core Equity Fund	130,906
Ivy International Growth Fund	42,850
Ivy Large Cap Growth Fund	85,296
Ivy Limited-Term Bond Fund	202,803
Ivy Managed European/Pacific Fund	13,494
Ivy Managed International Opportunities Fund	31,814
Ivy Micro Cap Growth Fund	3,511
Ivy Mid Cap Growth Fund	57,909
Ivy Money Market Fund	126,797
Ivy Mortgage Securities Fund	39,589
Ivy Municipal Bond Fund	16,395
Ivy Municipal High Income Fund	12,268
Ivy Pacific Opportunities Fund	164,071
Ivy Real Estate Securities Fund	57,229
Ivy Science and Technology Fund	211,953
Ivy Small Cap Growth Fund	73,301
Ivy Small Cap Value Fund	48,415
Ivy Tax-Managed Equity Fund	4,089
Ivy Value Fund	23,288

For the fiscal year ended March 31, 2010, the Funds paid (or accrued) the following amounts as distribution fees and service fees under the Class C Plan for each of the Funds:

Fund	Distribution and Service Fees
Ivy Asset Strategy Fund	$62,482,154
Ivy Balanced Fund	433,221
Ivy Bond Fund	149,634
Ivy Capital Appreciation Fund	460,417
Ivy Core Equity Fund	889,714
Ivy Cundill Global Value Fund	440,004
Ivy Dividend Opportunities Fund	405,147
Ivy Energy Fund	118,320
Ivy European Opportunities Fund	198,304
Ivy Global Bond Fund	226,836
Ivy Global Natural Resources Fund	8,731,985
Ivy High Income Fund	1,696,931
Ivy International Balanced Fund	236,251
Ivy International Core Equity Fund	563,735
Ivy International Growth Fund	294,089
Ivy Large Cap Growth Fund	430,150
Ivy Limited-Term Bond Fund	1,815,904
Ivy Managed European/Pacific Fund	20,203
Ivy Managed International Opportunities Fund	40,221
Ivy Micro Cap Growth Fund	6,795
Ivy Mid Cap Growth Fund	107,907
Ivy Money Market Fund	552,772
Ivy Mortgage Securities Fund	69,111
Ivy Municipal Bond Fund	225,347
Ivy Municipal High Income Fund	30,960
Ivy Pacific Opportunities Fund	304,979
Ivy Real Estate Securities Fund	75,774

Fund	Distribution and Service Fees
Ivy Science and Technology Fund	$1,435,112
Ivy Small Cap Growth Fund	1,319,497
Ivy Small Cap Value Fund	97,523
Ivy Tax-Managed Equity Fund	4,157
Ivy Value Fund	35,547

For the fiscal year ended March 31, 2010, the Funds paid (or accrued) the following amounts as distribution fees and service fees under the Class E Plan for each of the Funds:

Fund	Distribution and Service Fees
Ivy Asset Strategy Fund	$60,040
Ivy Balanced Fund	247
Ivy Bond Fund	4,228
Ivy Capital Appreciation Fund	5,253
Ivy Core Equity Fund	1,958
Ivy Cundill Global Value Fund	1,086
Ivy Dividend Opportunities Fund	5,164
Ivy Energy Fund	242
Ivy European Opportunities Fund	162
Ivy Global Natural Resources Fund	10,580
Ivy High Income Fund	4,193
Ivy International Balanced Fund	2,648
Ivy International Core Equity Fund	3,693
Ivy International Growth Fund	193
Ivy Large Cap Growth Fund	1,957
Ivy Limited-Term Bond Fund	341
Ivy Managed European/Pacific Fund	417
Ivy Managed International Opportunities Fund	426
Ivy Mid Cap Growth Fund	2,021
Ivy Money Market Fund	—
Ivy Mortgage Securities Fund	723
Ivy Pacific Opportunities Fund	266
Ivy Real Estate Securities Fund	1,134
Ivy Science and Technology Fund	7,061
Ivy Small Cap Growth Fund	2,135
Ivy Small Cap Value Fund	208
Ivy Value Fund	192

For the fiscal year ended March 31, 2010, the Funds paid (or accrued) the following amounts as distribution fees and service fees under the Class R Plan for each of the Funds:

Fund	Distribution and Service Fees
Ivy Asset Strategy Fund	$53,493
Ivy Global Natural Resources Fund	205,838
Ivy Large Cap Growth Fund	39,479
Ivy Mid Cap Growth Fund	7,314
Ivy Real Estate Securities Fund	1,390
Ivy Science and Technology Fund	59,976
Ivy Small Cap Growth Fund	9,850

For the fiscal year ended March 31, 2010, the Funds paid (or accrued) the following amounts as distribution fees and service fees under the Class Y Plan for each of the Funds:

Fund	Distribution and Service Fees
Ivy Asset Strategy Fund	$2,495,206
Ivy Balanced Fund	89,109
Ivy Bond Fund	10,345
Ivy Capital Appreciation Fund	20,815
Ivy Core Equity Fund	12,356
Ivy Cundill Global Value Fund	25,435
Ivy Dividend Opportunities Fund	40,381
Ivy Energy Fund	10,953
Ivy European Opportunities Fund	6,481
Ivy Global Bond Fund	27,441
Ivy Global Natural Resources Fund	1,491,635
Ivy High Income Fund	194,599
Ivy International Balanced Fund	7,713
Ivy International Core Equity Fund	162,869
Ivy International Growth Fund	6,561
Ivy Large Cap Growth Fund	231,819
Ivy Limited-Term Bond Fund	118,984
Ivy Managed European/Pacific Fund	1,774
Ivy Managed International Opportunities Fund	768
Ivy Micro Cap Growth Fund	263
Ivy Mid Cap Growth Fund	64,013
Ivy Mortgage Securities Fund	5,890
Ivy Municipal Bond Fund	489
Ivy Municipal High Income Fund	1,811
Ivy Pacific Opportunities Fund	20,586
Ivy Real Estate Securities Fund	208,958
Ivy Science and Technology Fund	709,305
Ivy Small Cap Growth Fund	239,814
Ivy Small Cap Value Fund	38,943
Ivy Tax-Managed Equity Fund	701
Ivy Value Fund	1,447

The only Trustees or interested persons, as defined in the 1940 Act, of the Funds who have a direct or indirect financial interest in the operation of the Plans are the officers and Trustees who are also officers of either IFDI or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of IFDI. Each Plan for a Fund is anticipated to benefit the Fund and its shareholders of the affected class through IFDI’s activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. Each Fund anticipates that its shareholders of a particular class may benefit to the extent that IFDI’s activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and thereby reducing a shareholder’s share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the objective(s) of the Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to a Fund, to meet redemption demands. In addition, each Fund anticipates that the revenues from its Plans will provide IFDI with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and its shareholders of the affected class.

To the extent that IFDI incurs expenses for which compensation may be made under the Plans that relate to distribution and service activities also involving another fund in the Ivy Family of Funds, IFDI typically determines the amount attributable to the Fund’s expenses under the Plans on the basis of a combination of the respective classes’ relative net assets and number of shareholder accounts.

Each Plan and the Underwriting Agreement and its assignment to IFDI were approved by the Board, including the Trustees who are not interested persons of the Funds or of IFDI and who have no direct or indirect financial interest in the operations of the Plans or any agreement referred to in the Plans (hereafter, the Plan Trustees).

Among other things, each Plan for a Fund provides that (1) IFDI will provide to the Trustees at least quarterly, and the Trustees will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved by the Trustees including the Plan Trustees acting in person at a meeting called for that purpose, (3) payments under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the affected class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of the Trustees who are Plan Trustees will be committed to the discretion of the Plan Trustees.

Through July 31, 2011, IICO, IFDI and WISC have contractually agreed to reimburse sufficient management fees, 12b-1 and/or shareholder servicing fees to cap expenses for Ivy Asset Strategy New Opportunities Fund as follows: Class A shares at 1.50%; Class E shares at 1.50%; Class I shares at 1.25%; and Class Y shares at 1.50%.

Through July 31, 2011, IICO, IFDI and WISC have contractually agreed to reimburse sufficient management fees, 12b-1 and/or shareholder servicing fees to cap the expenses for Ivy Energy Fund as follows: Class A shares at 1.60%; Class B shares at 2.60%; Class C shares at 2.60%; and Class Y shares at 1.60%.

Through July 31, 2011, IICO, IFDI and WISC have contractually agreed to reimburse sufficient management fees, 12b-1 and/or shareholder servicing fees to cap the expenses Ivy Global Bond Fund as follows: Class A shares at 0.99%; Class B shares at 1.74%; Class C shares at 1.74%; Class I shares at 0.74%; and Class Y shares at 0.99%.

Through July 31, 2011, IICO, IFDI and WISC have contractually agreed to reimburse sufficient management fees, 12b-1 and/or shareholder servicing fees to cap the expenses for Ivy Limited-Term Bond Fund as follows: Class E at 1.00%.

Through July 31, 2011, IICO, IFDI and WISC have contractually agreed to reimburse sufficient management fees, 12b-1 and/or shareholder servicing fees to cap the expenses for Ivy Micro Cap Growth Fund as follows: Class A shares at 1.95%; and Class I shares at 1.70%.

Through July 31, 2011, IICO, IFDI and WISC have contractually agreed to reimburse sufficient management fees, 12b-1 and/or shareholder servicing fees to cap the expenses for Ivy Municipal High Income Fund as follows: Class A shares at 0.95%; Class B shares at 1.73%; Class C shares at 1.77%; Class I shares at 0.70%; and Class Y shares at 1.10%.

Through July 31, 2011, IICO, IFDI and WISC have contractually agreed to reimburse sufficient management fees, 12b-1 and/or shareholder servicing fees to cap the expenses for Ivy Tax-Managed Equity Fund as follows: Class I shares at 2.11%.

Through July 31, 2011, IICO, IFDI and WISC have contractually agreed to reimburse sufficient management fees, 12b-1 and/or shareholder servicing fees to cap the expenses for Ivy Value Fund as follows: Class A shares at 1.55%; Class I shares at 1.30%; and Class Y shares at 1.55%.

Compensation to Broker-Dealers and Other Financial Intermediaries

All classes of the Funds are offered through IFDI, Waddell & Reed, Inc., Legend and non-affiliated third-party broker-dealers. IFDI may pay both affiliated and non-affiliated broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares, including the following: 1) for Class A or Class E shares purchased at NAV, IFDI (or an affiliate) may pay up to 1.00% of net assets invested; 2) for the purchase of Class B shares, IFDI (or an affiliate) may pay 4.00% of net assets invested; 3) for the purchase of Class C shares, IFDI (or an affiliate) may pay 1.00% of net assets invested; and 4) for the purchase of Class Y shares, IFDI (or an affiliate) may pay 0.25% of net assets invested.

As well, IFDI may have selling agreements with financial intermediaries which provide for IFDI to pay fees to such intermediaries based on a percentage of assets, sales and/or a fixed amount per shareholder account. IFDI makes payments to such intermediaries from its own resources and from amounts reimbursed by WRIMCO and IICO. These reimbursements to IFDI are funded out of WRIMCO’s and IICO’s net income, respectively.

IFDI may participate in preferred partnerships with the following entities and therefore pay additional compensation to these entities: Securian Financial Services, Inc. and CRI Securities, Inc., Oppenheimer & Co., Inc., Commonwealth Equity Services, LLC (d/b/a Commonwealth Financial Network), Janney Montgomery Scott, LLC, AIG Advisor Group, Inc., the parent company of Advantage Capital Corporation, SagePoint Financial, Inc., FSC Securities Corporation and Royal Alliance Associates, Inc., National Planning Holdings, Inc., a holding company for four (4) separate subsidiary broker-dealers, i.e. National Planning Corporation, SII Investments Inc., Investment Centers of America, Inc., and IFC Holdings, Inc., D/B/A INVEST Financial Corporation, Securities America, Inc., First Allied Securities, Inc., LPL Financial Corporation, RBC Capital Markets Corporation, and Ameriprise Financial Services, Inc.

Sales Charges for Class A and Class E Shares

IFDI reallows to selling broker-dealers a portion of the sales charge paid for purchases of Class A shares as described in the section entitled Compensation to Broker-Dealers and Other Financial Intermediaries. A major portion of the sales charge for Class A shares and the contingent deferred sales charge (CDSC) for Class B and Class C shares and for certain Class A shares may be paid to financial advisors and managers of IFDI and its affiliate, Legend Equities Corporation (Legend), and third-party selling broker-dealers. IFDI may compensate financial advisors as to purchases for which there is no front-end sales charge or CDSC.

Class A and Class E shares are subject to an initial sales charge when purchased, based on the amount of investment, according to the following tables:

Each Fund except Ivy Money Market Fund, Ivy Limited-Term Bond Fund, Ivy Municipal Bond Fund and Ivy Municipal High Income Fund

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

Ivy Limited-Term Bond Fund

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
Under $250,000	2.50%	2.56%	2.00%
$250,000 and over [2]	0.00	0.00	see below

Ivy Municipal Bond Fund and Ivy Municipal High Income Fund

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
Under $100,000	4.25%	4.44%	3.60%
$100,000 to less than $300,000	3.25	3.36	2.75
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher of lower than the percentage stated.

[2]

No sales charge is payable at the time of purchase on investments of $1 million or more ($250,000 or more for Ivy Limited-Term Bond Fund), although for such investments the Fund will impose a contingent deferred sales charge (CDSC) of 1% on certain redemptions made within twelve months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

For each Fund except Ivy Limited-Term Bond Fund:

IFDI may pay dealers up to 1.00% on investments made in Class A and Class E shares with no initial sales charge, according to the following schedule:*

1.00% - Sales of $1.0 million to $3,999,999.99

0.50% - Sales of $4.0 million to $49,999,999.99

0.25% - Sales of $50.0 million or more

*	IFDI will pay Waddell & Reed, Inc. 0.50% on any level of investments made in Class A and Class E shares with no initial sales charge.

Ivy Limited-Term Bond Fund:

IFDI may pay dealers up to 1.00% on investments made in Class A and Class E shares with no initial sales charge, according to the following schedule:*

1.00%—Sales of $250,000 to $3,999,999.99

0.50%—Sales of $4.0 million to $49,999,999.99

0.25%—Sales of $50.0 million or more

*	IFDI will pay Waddell & Reed, Inc. 0.50% on any level of investments made in Class A and Class E shares with no initial sales charge.

On each purchase of the Class A and Class E shares of the Funds offered at the then public offering price including the total applicable sales charges, commissions, dealer concessions and other fees (if any) shall be as described in each Fund’s then current prospectus and in this SAI (see Reasons for Differences in the Public Offering Price of Class A and Class E Shares).

Custodial and Auditing Services

The Funds’ custodian is UMB Bank, n.a., and its address is 928 Grand Boulevard, Kansas City, Missouri. In general, the custodian is responsible for holding the Funds’ cash and securities. Deloitte & Touche LLP, located at 1100 Walnut, Suite 3300, Kansas City, Missouri, the Funds’ independent registered public accounting firm, audits the financial statements and financial highlights of each Fund.

PORTFOLIO MANAGERS

Portfolio Managers employed by IICO

The following tables provide information relating to the portfolio managers of each of the Funds as of March 31, 2010. Ivy Asset Strategy New Opportunities Fund was not in existence at March 31, 2010 and therefore, information for that Fund’s Portfolio Manager, Jonas Krumplys, is not included below.

Michael L. Avery—Ivy Asset Strategy Fund

                                   Ivy Managed European/Pacific Fund

                                   Ivy Managed International Opportunities Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	14	2	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$28,383.2	$48.8	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0
Bryan Bailey—Ivy Municipal Bond Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	0	4
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$744.3	$0	$0.17
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Daniel Becker—Ivy Large Cap Growth Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	10	34
Number of Accounts Managed with Performance-Based Advisory Fees	0	4	2
Assets Managed (in millions)	$3,065.7	$2,339.9	$2,385.5
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$302.5	$152.4
Erik Becker—Ivy Core Equity Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	1	16
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$3,431.2	$93.0	$339.4
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0
Mark Beischel—Ivy Global Bond Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	2	3
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$897.5	$117.4	$0.12
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0
Chace Brundige—Ivy International Growth Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	3
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,034.6	$0	$0.16
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0
Ryan F. Caldwell—Ivy Asset Strategy Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	2	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$27,272.5	$48.8	$0.18
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

David Ginther—Ivy Dividend Opportunities Fund and Ivy Energy Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	3	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	0
Assets Managed (in millions)	$1,481.9	$161.8	$0.26
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$104.7	$0
Frederick Jiang—Ivy Pacific Opportunities Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$678.4	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0
Bryan C. Krug—Ivy High Income Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	1	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,232.6	$47.8	$0.37
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0
John Maxwell—Ivy International Core Equity Fund and Ivy International Balanced Fund*
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	6
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,498.8	$0	$0.81
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0
* IICO assumed direct investment management responsibility for Ivy International Balanced Fund effective April 15, 2009.
Thomas Mengel—Ivy European Opportunities Fund*
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	0	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$254.9	$0	$5.78
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0
* IICO assumed direct investment management responsibility for Ivy European Opportunities Fund effective July 1, 2009.

Timothy Miller—Ivy Small Cap Growth Fund*
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	0	5
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$457.8	$0	$1.50
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0
* Mr. Miller assumed direct management responsibility for Ivy Small Cap Growth Fund effective April 1, 2010.
Matthew Norris—Ivy Small Cap Value Fund*
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$766.4	$0	$48.6
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0
* Mr. Norris assumed direct management responsibility for Ivy Small Cap Value Fund effective April 1, 2010.
Barry Ogden—Ivy Capital Appreciation Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	0	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$2,006.8	$0	$34.9
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0
Mark Otterstrom—Ivy Limited-Term Bond Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	0	19
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$2,986.9	$0	$569.9
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0
Cynthia Prince-Fox—Ivy Balanced Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	5
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,178.7	$0	$76.0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Sarah Ross—Ivy Tax-Managed Equity Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	0	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$159.7	$0	$0.06
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0
Philip Sanders—Ivy Large Cap Growth Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	10	33
Number of Accounts Managed with Performance-Based Advisory Fees	0	4	2
Assets Managed (in millions)	$3,065.7	$2,339.9	$2,387.3
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$302.5	$152.4
Kimberly Scott—Ivy Mid Cap Growth Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	4
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,525.9	$0	$0.15
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0
Zachary Shafran—Ivy Science and Technology Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	1	8
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$3,746.9	$2.27	$4.85
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0
Mira Stevovich—Ivy Money Market Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	3
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,566.7	$0	$0.02
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0
Daniel Vrabac—Ivy Global Bond Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	2	3
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$897.5	$117.4	$0.17
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Michael J. Walls—Ivy Municipal High Income Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	0	4
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$621.8	$0	$0.18
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Gustaf Zinn—Ivy Core Equity Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	1	14
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$3,431.2	$93.0	$339.3
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. IICO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•

The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund might outperform the securities selected for the Fund. IICO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to IICO’s Allocation Procedures.

IICO and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

IICO believes that integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual’s level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; and c) eligibility for a stock incentive plan in shares of WDR that rewards teamwork. Awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent; and d) to the extent a portfolio manager also manages institutional separate accounts, he or she will share in a percentage of the revenues earned, on behalf of such accounts, by IICO.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager’s bonus is based upon a three-year period, and half is based upon a one year period. For truly exceptional results, bonuses can be several multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios are similar in investment style and all are taken into account in determining bonuses. Thirty percent of annual performance-based bonuses is deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by IICO (or its affiliate), with a minimum of 50% of the deferred bonus required to be invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being invested in mutual funds managed by IICO (or its affiliate), WDR’s 401(k) plan offers mutual funds managed by IICO (or its affiliate) as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management.

Ownership of Securities

As of March 31, 2010, the dollar range of shares of the Fund beneficially owned by each portfolio manager is:

Manager	Fund(s) Managed in the Ivy Family of Funds	Dollar Range of Fund Shares Owned	Dollar Range of Shares Owned in the Fund Complex
Michael Avery	Ivy Asset Strategy Ivy Managed European/Pacific Ivy Managed International Opportunities	$500,001 to $1,000,000 $0 $0	over $1,000,000
Bryan Bailey	Ivy Municipal Bond	$0	$500,001 to $1,000,000
Daniel Becker	Ivy Large Cap Growth	$0	$10,001 to $50,000
Erik Becker	Ivy Core Equity	$0	$100,001 to $500,000
Mark Beischel	Ivy Global Bond	$0	$100,001 to $500,000
Chace Brundige	Ivy International Growth	$0	$100,001 to $500,000
Ryan F. Caldwell	Ivy Asset Strategy	$10,001 to $50,000	$50,001 to $100,000
David Ginther	Ivy Dividend Opportunities Ivy Energy	$0 $0	over $1,000,000
Frederick Jiang	Ivy Pacific Opportunities	$100,001 to $500,000	$100,001 to $500,000
Bryan C. Krug	Ivy High Income	$100,001 to $500,000	$100,001 to $500,000
Jonas Krumplys	Ivy Asset Strategy New Opportunities*	$0	$100,001 to $500,000
John Maxwell	Ivy International Core Equity Ivy International Balanced**	$50,001 to $100,000 $0	$500,001 to $1,000,000
Thomas Mengel	Ivy European Opportunities**	$100,001 to $500,000	$500,001 to $1,000,000
Timothy Miller	Ivy Small Cap Growth***	$0	$0
Matthew Norris	Ivy Small Cap Value*** Ivy Value	$10,001 to $50,000 $0	$500,001 to $1,000,000
Barry Ogden	Ivy Capital Appreciation	$50,001 to $100,000	$100,001 to $500,000
Mark Otterstrom	Ivy Limited-Term Bond	$0	$500,001 to $1,000,000
Cynthia Prince-Fox	Ivy Balanced	$0	over $1,000,000
Sarah Ross	Ivy Tax-Managed Equity	$0	$500,001 to $1,000,000
Philip Sanders	Ivy Large Cap Growth	$100,001 to $500,000	$100,001 to $500,000
Kimberly Scott	Ivy Mid Cap Growth	$0	$100,001 to $500,000
Zachary Shafran	Ivy Science and Technology	$100,001 to $500,000	$500,001 to $1,000,000
Mira Stevovich	Ivy Money Market	$0 to $10,000	$500,001 to $1,000,000
Daniel Vrabac	Ivy Global Bond	$100,001 to $500,000	$500,001 to $1,000,000
Michael Walls	Ivy Municipal High Income	$0	$100,001 to $500,000
Gustaf Zinn	Ivy Core Equity	$50,001 to $100,000	$100,001 to $500,000

*	Ivy Asset Strategy New Opportunities Fund was not operational until May 3, 2010.
**	IICO assumed direct investment management responsibilities of Ivy International Balanced Fund effective April 15, 2009 and Ivy European Opportunities Fund effective July 1, 2009.
***	Mr. Miller assumed direct management responsibilities of Ivy Small Cap Growth Fund effective April 1, 2010 and Mr. Norris assumed direct management responsibilities of Ivy Small Cap Value Fund also effective April 1, 2010.

A portion of each portfolio manager’s compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of March 31, 2010, the dollar range of shares deemed owned by each portfolio manager is:

Manager	Fund(s) Managed in the Ivy Family of Funds	Dollar Range of Fund Shares Deemed Owned in Fund or Style Managed[1]	Dollar Range of Shares Deemed Owned in the Fund Complex
Michael Avery	Ivy Asset Strategy	$50,001 to $100,000	$50,001 to $100,000
	Ivy Managed European/Pacific	$0
	Ivy Managed International Opportunities	$0
Bryan Bailey	Ivy Municipal Bond Fund	$50,001 to $100,000	$50,001 to $100,000

Manager	Fund(s) Managed in the Ivy Family of Funds	Dollar Range of Fund Shares Deemed Owned in Fund or Style Managed[1]	Dollar Range of Shares Deemed Owned in the Fund Complex
Daniel Becker	Ivy Large Cap Growth	$100,001 to $500,000	$100,001 to $500,000
Erik Becker	Ivy Core Equity	$100,001 to $500,000	$100,001 to $500,000
Mark Beischel	Ivy Global Bond	$100,001 to $500,000	$100,001 to $500,000
Chace Brundige	Ivy International Growth	$100,001 to $500,000	$100,001 to $500,000
Ryan F. Caldwell	Ivy Asset Strategy	$500,001 to $1,000,000	$500,001 to $1,000,000
David Ginther	Ivy Dividend Opportunities Ivy Energy	$100,001 to $500,000 $100,001 to $500,000	$100,001 to $500,000
Frederick Jiang	Ivy Pacific Opportunities	$500,001 to $1,000,000	$500,001 to $1,000,000
Bryan C. Krug	Ivy High Income	$100,001 to $500,000	$100,001 to $500,000
Jonas Krumplys	Ivy Asset Strategy New Opportunities*	$0	$0
John Maxwell	Ivy International Core Equity Ivy International Balanced**	$100,001 to $500,000 $0	$100,001 to $500,000
Thomas Mengel	Ivy European Opportunities**	$0	$0
Timothy Miller	Ivy Small Cap Growth***	$100,001 to $500,000[2]	$100,001 to $500,000
Matthew Norris	Ivy Small Cap Value*** Ivy Value	$0 $50,001 to $100,000	$50,001 to $100,000
Barry Ogden	Ivy Capital Appreciation	$100,001 to $500,000	$100,001 to $500,000
Mark Otterstrom	Ivy Limited-Term Bond	$0	$100,001 to $500,000
Cynthia Prince-Fox	Ivy Balanced	$100,001 to $500,000	$100,001 to $500,000
Sarah Ross	Ivy Tax-Managed Equity	$0	$0
Philip Sanders	Ivy Large Cap Growth	$100,001 to $500,000	$100,001 to $500,000
Kimberly Scott	Ivy Mid Cap Growth	$100,001 to $500,000	$100,001 to $500,000
Zachary Shafran	Ivy Science and Technology	$500,001 to $1,000,000	$500,001 to $1,000,000
Mira Stevovich	Ivy Money Market	$50,001 to $100,000	$50,001 to $100,000
Daniel Vrabac	Ivy Global Bond	$500,001 to $1,000,000	$500,001 to $1,000,000
Michael Walls	Ivy Municipal High Income	$50,001 to $100,000	$50,001 to $100,000
Gustaf Zinn	Ivy Core Equity	$100,001 to $500,000	$100,001 to $500,000

*	Ivy Asset Strategy New Opportunities Fund was not operational until May 3, 2010.
**	IICO assumed direct investment management responsibilities of Ivy International Balanced Fund effective April 15, 2009 and Ivy European Opportunities Fund effective July 1, 2009.
***	Mr. Miller assumed direct management responsibilities of Ivy Small Cap Growth Fund effective April 1, 2010 and Mr. Norris assumed direct management responsibilities of Ivy Small Cap Value Fund also effective April 1, 2010.
[1]	Shares deemed to be owned in any fund within the Fund Complex which is managed by the portfolio manager.
[2]	Dollar range indicated reflects deferred compensation in Ivy Small Cap Value Fund.

Portfolio Managers employed by Advantus Capital Management, Inc.

The following tables provide information relating the portfolio managers of the specified Funds as of March 31, 2010:

Joseph R. Betlej—Ivy Real Estate Securities Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	2	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$437	$29	$45
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Lowell R. Bolken—Ivy Real Estate Securities Fund
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	2	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$437	$29	$45
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Thomas B. Houghton—Ivy Bond Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	1	11
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$670	$378	$1,304
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

David W. Land—Ivy Bond Fund and Ivy Mortgage Securities Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	0	9
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$863	$0	$1,388
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Christopher R. Sebald—Ivy Bond Fund and Ivy Mortgage Securities Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	1	13
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$968	$378	$1,589
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Conflicts of Interest

In the judgment of IICO and Advantus Capital, no material conflicts of interest are likely to arise in connection with a portfolio manager’s management of a Fund on the one hand and the management of any account identified above on the other. All portfolio managers must manage assets in their personal accounts in accordance with Advantus Capital’s code of ethics. The Funds and all other accounts managed by a portfolio manager in a similar style are managed subject to substantially similar investment restrictions and guidelines, and therefore no conflict of interest is likely to arise due to material differences in investment strategy. Advantus Capital has also adopted policies and procedures designed for fair allocation of investment opportunities between a Fund and other accounts managed by the same portfolio manager, including accounts of Advantus Capital or their affiliates. In addition, Advantus Capital believes that material conflicts due to differences in compensation paid to portfolio managers (see below) are also unlikely to arise. Account performance is a factor in determining a portfolio manager’s compensation, but no portfolio manager’s compensation structure favors one account over another on the basis of performance.

Compensation

As of the end of the Fund’s most recent fiscal year, each portfolio manager of a Fund is compensated for managing the Fund and for managing other accounts identified above in the manner set forth below. Portfolio managers also receive other compensation in the form of group insurance and medical benefits and pension and other retirement benefits which are available generally to all employees of Advantus Capital and which do not discriminate in favor of any portfolio manager.

Base Salary—the portfolio manager’s total compensation package is reviewed and adjusted annually using competitive compensation surveys. Base salary is designed to provide a measure of stability and is targeted to be competitive with peers.

Short-term Bonus—the portfolio manager is eligible for an annual bonus that is based on the portfolio manager’s ability to meet predetermined goals. Of the total goal, approximately 80% is based on the gross pre-tax investment performance versus an appropriate benchmark and peer group. In the case of a Fund, the appropriate benchmark is the Fund’s benchmark index described in the Fund’s prospectus. Appropriate peer groups are determined using applicable investment categories. Performance comparisons to the respective benchmark and peer group are performed using both one-year and three-year performance. The remaining goals (approximately 20%) are based on subjective fulfillment of individual, team and Advantus performance.

Long-term Incentive—the portfolio manager is eligible for a long-term bonus that is dependent upon Advantus Capital’s strategic business objectives such as profitability, sales, etc. If long-term bonuses are granted, the bonus has a four-year vesting schedule.

Deferred Compensation—the portfolio manager has the option to defer all or part of his or her short-term and long-term bonuses into a non-qualified deferred compensation plan. All elections must be made prior to the start of the performance measurement period.

Revenue Share—the portfolio manager is paid a percentage of revenue received for the management of assets for unaffiliated clients including Ivy Bond Fund, Ivy Real Estate Securities Fund, and Ivy Mortgage Securities Fund. Revenues received from accounts of Advantus Capital or any of its affiliates, are not subject to revenue share.

Ownership of Securities

As of March 31, 2010, the dollar range of shares of the Funds beneficially owned by the portfolio managers was:

Manager	Dollar Range of Shares owned in Ivy Bond Fund	Dollar Range of Shares owned in Ivy Mortgage Securities Fund	Dollar Range of Shares owned in Ivy Funds
Christopher R. Sebald	$50,001 to $100,000	$0	$50,001 to $100,000
David Land	$0	$0	$10,001 to $50,000
Thomas Houghton	$0	N/A	$1 to $10,000

Manager		Dollar Range of Shares owned in Ivy Real Estate Securities Fund	Dollar Range of Shares owned in Ivy Funds
Joseph R. Betlej	N/A	$100,001 to $500,000	$100,001 to $500,000
Lowell R. Bolken	N/A	$50,001 to $100,000	$100,001 to $500,000

Portfolio Managers employed by

Mackenzie Financial Corporation and Mackenzie Cundill Investment Management Ltd.

The following provides information relating to the portfolio manager of Ivy Global Natural Resources Fund and Ivy Cundill Global Value Fund as of March 31, 2010:

Fred Sturm—Ivy Global Natural Resources Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	9	2	3
Number of Accounts Managed with Performance-Based Advisory Fees	0	2	0
Assets Managed (in millions)	$8,616.4	$15.3	$86.8
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$15.3	$0

Andrew Massie—Ivy Cundill Global Value Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	1	7
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	4
Assets Managed (in millions)	$6,551.7	$25.9	$196.0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$25.9	$78.4

James Thompson, Jr.—Ivy Cundill Global Value Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	2	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	0
Assets Managed (in millions)	$6,210.0	$38.0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$27.1	$0

Conflicts of Interest

Mackenzie, and the portfolio manager as its representative, may have other clients that lead to a variance in compensation schemes, however, Mackenzie has in place a Code of Conduct and Trade Allocation Policy which require fair treatment of all accounts. The portfolio manager, subject to the Code of Conduct, may invest in securities held by the Fund. The portfolio manager may also invest directly in other funds with overlapping mandates. Mackenzie reserves the sole discretion to periodically review, and materially alter the compensation schemes from time to time.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented (amongst others) with the following potential conflicts:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Individual mandate objectives may vary, but in general Mackenzie seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment approach. Most other accounts managed by a portfolio manager are managed using similar investment disciplines that are used in connection with the management of the Funds.

•

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Mackenzie has adopted procedures for allocating portfolio transactions across multiple accounts.

•

With respect to securities transactions for the Funds, Mackenzie determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Mackenzie or an affiliate acts as subadvisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Mackenzie may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Mackenzie or its affiliates may place separate, non-simultaneous, transactions for a Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

•

Finally, the appearance of a conflict of interest may arise where Mackenzie has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

•

Mackenzie and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Portfolio Manager Compensation

Mackenzie Financial Corporation (Mackenzie) compensates its portfolio managers and investment analysts through a combination of salary, bonuses and employee benefits. Mackenzie seeks to pay competitive base salaries based on the portfolio manager’s or investment analyst’s experience, level of responsibility, and length of service with Mackenzie. Mackenzie regularly engages service providers to provide data with regard to portfolio manager and investment analyst compensation in its home market and markets in which it competes to ensure that the base salaries it offers are competitive.

Mackenzie determines the annual cash bonus of each portfolio manager and investment analyst based on performance and the achievement of individual objectives set by the Chief Investment Officer and the individual at the beginning of each year. The manner in which performance bonuses are calculated depends on the responsibilities of the individual. Individuals are assigned to one of three categories: Tier 1 – consisting of Team Leads; Tier 2 – consisting of portfolio managers, who may be lead managers on certain funds, but also participate as members of an investment team under the supervision of the Team Lead; and Tier 3 – consisting of junior portfolio managers and senior investment analysts, each of whom are members of a particular team. Performance-based bonuses can be as high as 150% of a Tier 1 manager’s base salary and are determined through a formula that measures the performance of the fund or funds under management by that individual against relevant funds offered by Mackenzie’s competitors or, in certain cases, against the appropriate market index or benchmark. A Tier 2 portfolio manager’s performance has both an individual and a team component, while a Tier 3 manager / analyst’s performance is measured by the performance of all funds managed by the team. Performance is assessed based on average annual compounded total returns over the previous 1, 3 and 5 years. Performance is measured against the universe of funds in that category on the recommendation of the Chief Investment Officer of Mackenzie as ratified by the Chief Executive Officer of Mackenzie. That portion of the bonus relating to individual objectives may be based on personal achievement, assistance in the achievement of specific team objectives, or achievement of specific departmental objectives.

Mackenzie offers its employees a wide range of benefits, including: a group medical and dental plan; a group disability plan; an optional life insurance plan; an employee share purchase plan (to purchase common shares of IGM Financial Inc. (IGM Shares), Mackenzie’s parent company) pursuant to which an individual may direct that an amount up to 5% of their salary be used, monthly, toward the purchase of IGM Shares and Mackenzie will purchase IGM Shares for the employee having a value of 50% of the amount of the employee’s contribution; for Team Leads and portfolio managers, an employee share option plan with respect to IGM Shares in an amount based on the individual’s base salary; and a defined contribution group retirement plan under which Mackenzie contributes an amount equal to a proportion of the individual’s salary, based on years of service, up to the maximum allowable by law (this amount is in addition to the employee’s salary).

Ownership of Securities

As of March 31, 2010, the dollar range of shares of the Funds beneficially owned by the portfolio managers was:

Manager	Dollar Range of Shares owned in Ivy Global Natural Resources Fund	Dollar Range of Shares owned in Ivy Funds
Fred Sturm	$0	$0

Manager	Dollar Range of Shares owned in Ivy Cundill Global Value Fund	Dollar Range of Shares owned in Ivy Funds
Andrew Massie	$0	$0
James Thompson, Jr.	$0	$0

Portfolio Managers employed by Wall Street Associates, LLC

The following provides information relating to the portfolio managers of Ivy Micro Cap Growth Fund as of March 31, 2010:

William Jeffery III

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	38
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	5
Assets Managed (in millions)	$290	$0	$1,304
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$422

Kenneth F. McCain

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	38
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	5
Assets Managed (in millions)	$290	$0	$1,304
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$422

Paul J. Ariano

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	1	38
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	5
Assets Managed (in millions)	$290	$1	$1,304
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$1	$422

Paul K. LeCoq

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	1	38
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	5
Assets Managed (in millions)	$290	$24	$1,304
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$24	$422

Carl Wiese

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	1	38
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	5
Assets Managed (in millions)	$290	$1	$1,304
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$1	$422

Conflicts of Interest

WSA discloses in its ADV potential conflicts of interest arising from situations where portfolio managers oversee “long-only” client accounts, such as mutual fund sub-advisory accounts and/or pension funds, as well as pooled investment funds, such as hedge funds. In general, the combination of policies, procedures, and a compensation arrangement whereby portfolio managers are primarily rewarded on the overall success of the firm ensures that no account is favored over another. WSA has adopted the following policies and procedures designed to eliminate and/or mitigate such conflicts of interest situations:

Code of Ethics and Statement of Policy and Procedures Regarding Personal Securities Transactions—WSA’s Code of Ethics covers all employees, including portfolio managers, and is based on the principal that we owe a fiduciary duty to the clients of WSA and must avoid activities, interests and relationships that might interfere with making decisions in the best interests of clients. The Code governs personal trading activities by all employees and/or other associated persons and subjects such personal trading activities to internal review and preclearance. Personal securities transactions may be restricted in recognition of impending investment decisions on behalf of clients and other factors. WSA maintains “blackout” periods during which WSA, its employees or other associated persons may not cause the execution of a transaction in a security for their own account or an account in which they have beneficial ownership. Copies of all statements of employee trades (that is, Preclearance Forms, Trade Confirmations, and Account Statements) are sent to WSA’s Chief Compliance Officer for the purposes of oversight and verification.

Statement of Policy and Procedures Regarding Hedge Fund Securities Transactions—WSA’s Hedge Fund Trading Policy governs securities transactions conducted by hedge fund investment personnel and is intended to ensure that transactions are conducted in accordance with the following principles: (a) a duty at all times to place first the interests of the firm’s clients (both “long-only” and hedge funds); (b) the requirement that all hedge fund transactions be conducted in a manner that avoids any actual or potential conflict of interest or any abuse of an individual’s responsibility and position of trust; and, (c) the fundamental standard that WSA personnel not take inappropriate advantage of their positions.

•

Aggregated Trades—Through WSA’s interest in its investment funds (hedge funds) it does invest in securities in which it invests “long-only” client funds in accordance with the following policy: Purchases and sales of securities which are common to client accounts and WSA’s investment funds will be allocated pro-rata according to the relative sizes of accounts and desired position sizes among accounts. Great care is taken to avoid even the appearance of impropriety in all situations when trades for WSA “long-only” clients and investment funds are aggregated. Prior to each aggregated trade, senior portfolio managers, traders, and the Chief Compliance Officer discuss each account’s relative position size resulting from the initiation of an aggregated trade. The goal is that each trade allocation plan involving aggregated trades between WSA “long-only” clients and investment funds be designed to treat each client fairly and equitably, without advantaging any client over another.

•

Prohibitions and Preclearance—Hedge fund transactions may be effected so long as: (a) purchases or sales do not involve securities in which hedge fund investment personnel have any direct or indirect beneficial ownership unless prior written approval of the transaction is obtained by a Senior Member of the Portfolio Management Staff, the Senior Trader and the Chief Compliance Officer; (b) hedge fund investment personnel initiate a request for pre-clearance in writing in advance of the transaction to the Trading Desk, Senior Management, and the Chief Compliance Officer, disclosing the circumstances and considerations of any possible conflicts of interest surrounding each trade; (c) hedge fund investment personnel not acquire any direct or indirect beneficial ownership in any securities in any public offering (IPO or secondary); (d) hedge fund investment personnel may not acquire any beneficial ownership in any securities in any private placement of securities unless the Compliance Officer and Senior Portfolio Management Team have given express prior written approval.

Trading Policy—WSA’s trading practices and procedures prohibit unfair trading practices and seeks to disclose and avoid any conflicts of interests or resolve such conflicts in the client’s favor. WSA views trade allocation planning as a crucial step in our attempt to obtain best execution and in ensuring the fair and equitable treatment of each client account during the trading process. Trade allocation plans, automatically generated by WSA’s computerized trade/portfolio management system allows the trading desk to automatically screen individual account parameters to ensure compliance with client guidelines and objectives, check for any cash restraints, and “Reserve” the appropriate amount of shares, generally on a pro rata basis, for each account within the selected strategies. The Trade Allocation plan ensures: (a) performance-based accounts within a strategy do not get favored over client accounts in a strategy. Also, the firm’s investment funds (hedge funds) are never favored over any client accounts; (b) no group of accounts is systematically disadvantaged versus any other group; (c) the proper treatment of “hot issues.”

This typically results in a trade that is fairly and equitably allocated among accounts on either a pro-rata or rebalancing (that is, effecting a “bunched” trade in such a way as to even out the position sizes among accounts in a strategy) basis. Exceptions, however, may occur. Individual account constraints and low cash levels may, from time to time, require a “manual override” of the Allocation Plan by the trading desk. In situations where such constraints exist, trades for the constrained accounts can be changed (for example, constrained accounts may not obtain shares with the other accounts within the strategy, or may instead only obtain a portion of the shares “reserved” for the constrained account) by direction of the portfolio manager.

Portfolio Manager Compensation

With regards to compensation, the portfolio managers of the Fund all received a base salary. Effective October 1, 2007 all five portfolio managers were equity owners in the firm and will receive quarterly partnership distributions. All other employees (including Trading Staff and Analysts) received a base salary based on their experience level. In addition, employees received two semi-annual bonuses based on the overall profitability of the firm. All non-equity employees also participate in the firm’s profit sharing plan and receive medical and dental benefits.

Ownership of Securities

As of March 31, 2010, the dollar range of shares of the Portfolio beneficially owned by the portfolio managers was:

Manager	Dollar Range of Shares owned in Micro Cap Growth Portfolio	Dollar Range of Shares owned in the Fund Complex
William Jeffery III	Less than $250,000	Less than $250,000
Kenneth F. McCain	Less than $250,000	Less than $250,000
Paul J. Ariano	Less than $250,000	Less than $250,000

Manager	Dollar Range of Shares owned in Micro Cap Growth Portfolio	Dollar Range of Shares owned in the Fund Complex
Paul K. Lecoq	Less than $250,000	Less than $250,000
Carl Wiese	Less than $250,000	Less than $250,000

BROKERAGE ALLOCATION AND OTHER PRACTICES

Each of the Ivy Managed Funds will purchase and sell the portion of its securities, Class I shares of the underlying Ivy Funds, without commission or other sales charges. To the extent either Fund purchases or sells U.S. Government securities, short-term commercial paper, shares of unaffiliated funds or other securities, such transactions may be made directly with the issuers, underwriters, dealers or banks, as further described below.

One of the duties undertaken by IICO pursuant to the Management Agreement is to arrange for the purchase and sale of securities for the portfolio of each Fund. With respect to most fixed-income portfolios, many purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individuals who manage the Funds may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently, yet not always, place concurrent orders for all or most accounts for which the portfolio manager has responsibility or IICO and/or WRIMCO, an affiliate of IICO, may otherwise combine orders for a Fund with those of other funds in the Ivy Family of Funds, or other accounts for which it has investment discretion, including accounts affiliated with IICO. IICO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering (IPO), IICO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, IICO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group pro rata based on relative total assets of the included funds and/or advisory accounts, except that (a) within a group having a small cap-related investment objective, mid-cap investment objective or an international investment objective, shares are allocated on a flexible rotational basis after taking into account the impact of the anticipated initial gain on the value of the included fund or advisory account and (b) within a group having a mid-cap-related investment objective, shares are allocated based on the portfolio managers’ review of various factors, including but not limited to such factors as the fund’s or advisory account’s investment strategies and policies, cash availability, any minimum investment policy, liquidity, anticipated term of the investment and current securities positions.

In all cases, IICO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price a Fund pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

To effect the portfolio transactions of a Fund, the Investment Manager is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. The Investment Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Funds. Subject to review by the Board, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services, directly or through others (research and brokerage services) considered by IICO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts for which IICO has investment discretion.

Research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account.

The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions and are permissible if a good faith determination is made by the Investment Manager that the commission is reasonable in relation to the research or brokerage services provided. No allocation of brokerage or principal business is made to provide any other benefits to the Investment Manager. The Investment Manager does not direct Fund brokerage to compensate brokers for the sale of Fund shares. The Funds have adopted a policy that prohibits the Investment Manager from using Fund brokerage commissions to compensate broker-dealers for promotion or sale of Fund shares.

The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of the Investment Manager, and investment research received for the commissions of those other accounts may be useful both to the Funds and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist the Investment Manager in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by the Investment Manager.

Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. In general, such investment research serves to broaden the scope and supplement the research activities of the Investment Manager, serves to make available additional views for consideration and comparisons; and enables the Investment Manager to obtain market information on the price of securities held in a Fund’s portfolio or being considered for purchase.

The table below sets forth the brokerage commissions paid by each of the Funds then in existence during the past three fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008. These figures do not include principal transactions or spreads or concessions on principal transactions, that is, those in which a Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it. Ivy Asset Strategy New Opportunities Fund was not in existence at March 31, 2010, and is therefore not reflected in the table.

	2010	2009	2008
Ivy Asset Strategy Fund[1]	$59,089,819	$56,883,097	$24,451,755
Ivy Balanced Fund	183,832	132,830	25,986
Ivy Bond Fund	3,642	5,484	13,315
Ivy Capital Appreciation Fund	392,406	921,193	890,483
Ivy Core Equity Fund	409,675	467,137	449,950
Ivy Cundill Global Value Fund	381,135	707,787	1,570,488
Ivy Dividend Opportunities Fund	231,166	178,141	129,710
Ivy Energy Fund	35,192	55,368	21,476
Ivy European Opportunities Fund	809,702	1,065,567	1,317,806
Ivy Global Bond Fund	0	0	NA
Ivy Global Natural Resources Fund	18,370,622	30,882,210	28,006,327
Ivy High Income Fund	2,026	26	4,166
Ivy International Balanced Fund	807,834	122,794	139,050
Ivy International Core Equity Fund	2,235,724	1,281,150	1,288,769
Ivy International Growth Fund	486,185	659,103	1,011,110
Ivy Large Cap Growth Fund	861,741	694,465	474,295
Ivy Limited-Term Bond Fund	0	0	0
Ivy Managed European/Pacific Fund	0	0	0
Ivy Managed International Opportunities Fund	0	0	0
Ivy Micro Cap Growth Fund	152,656	17,552	NA
Ivy Mid Cap Growth Fund	281,471	142,161	156,658
Ivy Money Market Fund	0	0	0
Ivy Mortgage Securities Fund	2,804	17,229	13,975

	2010	2009	2008
Ivy Municipal Bond Fund	$0	$65	$0
Ivy Municipal High Income Fund	0	NA	NA
Ivy Pacific Opportunities Fund	2,786,410	2,547,282	2,691,133
Ivy Real Estate Securities Fund	711,244	591,085	634,903
Ivy Science and Technology Fund	1,788,896	879,247	1,239,852
Ivy Small Cap Growth Fund	578,086	679,386	1,249,567
Ivy Small Cap Value Fund	772,461	478,357	577,713
Ivy Tax-Managed Equity Fund	2,813	NA	NA
Ivy Value Fund	128,007	85,215	115,519
Total	$91,455,549	$99,493,931	$66,474,006

[1]

The material difference in commission dollars paid, for Ivy Asset Strategy Fund for the fiscal year 2010 and 2009 is attributable to the following: the Fund increased its use of futures over each twelve month time period and futures must roll every month in Asia and every three months in the U.S. and Europe; the Fund raised a substantial amount of cash and reinvested that cash in the beginning of March into stocks.

The next table shows for each of the Funds the transactions, other than principal transactions, which were directed to broker-dealers who provided research services as well as execution and the brokerage commissions paid during the fiscal year ended March 31, 2010 for each of the Funds. These transactions were allocated to these broker-dealers by the internal allocation procedures described above. Ivy Asset Strategy New Opportunities Fund was not in existence at March 31, 2010, and is therefore not reflected in the table.

	Amount of Transactions	Brokerage Commissions
Ivy Asset Strategy Fund	$29,616,452,016	$47,958,624
Ivy Balanced Fund	159,184,254	174,017
Ivy Bond Fund	0	0
Ivy Capital Appreciation Fund	337,829,354	223,175
Ivy Core Equity Fund	326,348,411	363,422
Ivy Cundill Global Value Fund	4,224,214	6,327
Ivy Dividend Opportunities Fund	186,423,900	216,803
Ivy Energy Fund	33,434,769	34,987
Ivy European Opportunities Fund	384,594,553	713,431
Ivy Global Bond Fund	0	0
Ivy Global Natural Resources Fund	311,459,424	438,717
Ivy High Income Fund	865,012	2,026
Ivy International Balanced Fund	509,678,266	774,331
Ivy International Core Equity Fund	1,185,327,908	2,183,642
Ivy International Growth Fund	258,152,211	461,562
Ivy Large Cap Growth Fund	1,034,446,657	847,816
Ivy Limited-Term Bond Fund	0	0
Ivy Managed European/Pacific Fund	0	0
Ivy Managed International Opportunities Fund	0	0
Ivy Micro Cap Growth Fund	81,697	69,384
Ivy Mid Cap Growth Fund	159,436,459	226,337
Ivy Money Market Fund	0	0
Ivy Mortgage Securities Fund	0	0
Ivy Municipal Bond Fund	0	0
Ivy Municipal High Income Fund	0	0
Ivy Pacific Opportunities Fund	854,098,064	2,085,436
Ivy Real Estate Securities Fund	205,752,712	663,521
Ivy Science and Technology Fund	712,876,072	1,276,989
Ivy Small Cap Growth Fund	390,820,379	458,519
Ivy Small Cap Value Fund	251,483,288	564,023
Ivy Tax-Managed Equity Fund	4,825,272	2,793
Ivy Value Fund	72,704,954	99,466
Total	$37,000,499,846	$59,845,348

As of March 31, 2010, each of the Funds held securities issued by their respective regular broker-dealers, as follows (all amounts in thousands):

Ivy Asset Strategy Fund owned a JPMorgan Chase & Co. security in the aggregate amount of $3,911. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund.

Ivy Balanced Fund owned JPMorgan Chase & Co., Bank of America Corporation, Barclays PLC and Morgan Stanley securities in the aggregate amounts of $6,027, $2,933, $493 and $497, respectively. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund. Bank of America Corporation is the parent of Banc of America Securities LLC, a regular broker of the Fund. Barclays PLC is the parent of Barclays Capital Inc., a regular broker of the Fund. Morgan Stanley is the parent of Morgan Stanley Smith Barney LLC, a regular broker of the Fund.

Ivy Bond Fund owned Morgan Stanley, Goldman Sachs Group, Inc. (The), Citigroup Inc., Merrill Lynch & Co., Inc. and Bank of America Corporation securities in the aggregate amounts of $2,328, $2,024, $1,539, $1,035 and $607, respectively. Morgan Stanley is the parent of Morgan Stanley Smith Barney LLC, a regular broker of the Fund. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs & Co., a regular broker of the Fund. Citigroup Inc. is the parent of Citigroup Global Markets Inc., a regular broker of the Fund. Merrill Lynch & Co., Inc. is the parent of Merrill Lynch, Pierce, Fenner & Smith Inc., a regular broker of the Fund. Bank of America Corporation is the parent of Banc of America Securities LLC, a regular broker of the Fund.

Ivy Capital Appreciation Fund owned Goldman Sachs Group, Inc. (The), JPMorgan Chase & Co. and Morgan Stanley securities in the aggregate amounts of $9,214, $8,950 and $1,757, respectively. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs & Co., a regular broker of the Fund. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund. Morgan Stanley is the parent of Morgan Stanley Smith Barney LLC, a regular broker of the Fund.

Ivy Core Equity Fund owned Bank of America Corporation and JPMorgan Chase & Co. securities in the aggregate amounts of $8,545 and $5,306, respectively. Bank of America Corporation is the parent of Banc of America Securities LLC, a regular broker of the Fund. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund.

Ivy Cundill Global Value Fund owned a JPMorgan Chase & Co. security in the aggregate amount of $5,373. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund.

Ivy Dividend Opportunities Fund owned Bank of America Corporation, Barclays PLC and JPMorgan Chase & Co. securities in the aggregate amounts of $4,721, $3,647 and $7,074, respectively. Bank of America Corporation is the parent of Banc of America Securities LLC, a regular broker of the Fund. Barclays PLC is the parent of Barclays Capital Inc., a regular broker of the Fund. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund.

Ivy European Opportunities owned Barclays PLC, Credit Suisse Group and UBS AG securities in the aggregate amounts of $3,295, $5,155 and $3,251, respectively. Barclays PLC is the parent of Barclays Capital Inc., a regular broker of the Fund. Credit Suisse Group is the parent of Credit Suisse, a regular broker of the Fund. UBS AG is the parent of UBS Securities LLC, a regular broker of the Fund.

Ivy High Income Fund owned a JPMorgan Chase & Co. security in the aggregate amount of $7,729. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund.

Ivy International Balanced Fund owned a Barclays PLC security in the aggregate amount of $4,345. Barclays PLC is the parent of Barclays Capital Inc., a regular broker of the Fund.

Ivy International Core Equity owned a Barclays PLC security in the aggregate amount of $16,407. Barclays PLC is the parent of Barclays Capital Inc., a regular broker of the Fund.

Ivy International Growth owned a Barclays PLC security in the aggregate amount of $3,598. Barclays PLC is the parent of Barclays Capital Inc., a regular broker of the Fund.

Ivy Large Cap Growth Fund owned Goldman Sachs Group, Inc. (The) and JPMorgan Chase & Co. securities in the aggregate amounts of $11,602 and $40,436, respectively. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs & Co., a regular broker of the Fund. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund.

Ivy Limited-Term Bond Fund owned Morgan Stanley, JPMorgan Chase & Co., Bank of America Corporation, Deutsche Bank AG, Citigroup Inc. and Goldman Sachs Group, Inc. (The) securities in the aggregate amounts of $21,225, $12,176, $11,637, $9,837, $6,191 and $3,464, respectively. Morgan Stanley is the parent of Morgan Stanley Smith Barney LLC, a regular broker of the Fund. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund. Bank of America Corporation is the parent of Banc of America Securities LLC, a regular broker of the Fund. Deutsche Bank AG is the parent of Deutsche Banc Alex. Brown Inc., a regular broker of the Fund. Citigroup Inc. is the parent of Citigroup Global Markets Inc., a regular broker of the Fund. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs & Co., a regular broker of the Fund.

Ivy Money Market Fund owned Bank of America Corporation, JPMorgan Chase & Co. and Citigroup Inc. securities in the aggregate amounts of $20,292, $1,399 and $2,774, respectively. Bank of America Corporation is the parent of Banc of America Securities LLC, a regular broker of the Fund. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund. Citigroup Inc. is the parent of Citigroup Global Markets Inc., a regular broker of the Fund.

Ivy Tax-Managed Equity Fund owned Goldman Sachs Group, Inc. (The) and JPMorgan Chase & Co. securities in the aggregate amounts of $152 and $88, respectively. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs & Co., a regular broker of the Fund. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund.

Ivy Value Fund owned a Bank of America Corporation and Morgan Stanley securities in the aggregate amounts of $3,980 and $1,600, respectively. Bank of America Corporation is the parent of Banc of America Securities LLC, a regular broker of the Fund. Morgan Stanley is the parent of Morgan Stanley Smith Barney LLC, a regular broker of the Fund.

PROXY VOTING POLICY

The Funds have delegated all proxy voting responsibilities to IICO. IICO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and IICO’s corresponding positions.

Board of Directors Issues:

IICO generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.

IICO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

IICO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. IICO will support such protection so long as it does not exceed reasonable standards.

IICO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

IICO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

IICO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

IICO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

IICO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

IICO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

IICO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

IICO will generally vote against proposals relating to corporate political activity or contributions, or requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

Conflicts of Interest Between IICO and the Funds:

IICO will use the following three-step process to address conflicts of interest: (1) IICO will attempt to identify any potential conflicts of interest; (2) IICO will then determine if the conflict as identified is material; and (3) IICO will follow established procedures, as described generally below, to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.

(1) Identifying Conflicts of Interest: IICO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund’s shareholders on a proxy voting matter. IICO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

•

Business Relationships—IICO will review any situation for a material conflict where IICO provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that IICO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage IICO to vote in favor of management.

•

Personal Relationships—IICO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

•

Familial Relationships—IICO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (for example, a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

IICO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

(2) “Material Conflicts”: IICO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, IICO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

(3) Procedures to Address Material Conflicts: IICO will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”

•

Use a Proxy Voting Service for Specific Proposals—As a primary means of voting material conflicts, IICO will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

•

Client directed—If the Material Conflict arises from IICO’s management of a third party account and the client provides voting instructions on a particular vote, IICO will vote according to the directions provided by the client.

•

Use a Predetermined Voting Policy—If no directives are provided by either ISS or the client, IICO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter.

If the issue involves a material conflict and IICO chooses to use a predetermined voting policy, IICO will not be permitted to vary from the established voting policies established herein.

•

Seek Board Guidance—If the Material Conflict does not fall within one of the situations referenced above, IICO may seek guidance from the Board on matters involving a conflict. Under this method, IICO will disclose the nature of the conflict to the Board and obtain the Board’s consent or direction to vote the proxies. IICO may use the Board guidance to vote proxies for its non-mutual fund clients.

PROXY VOTING RECORD

Each Fund is required to file with the SEC its complete proxy voting record for the twelve-month period ending June 30, by no later than August 31 of each year. Information regarding how the proxies relating to portfolio securities for each Fund were voted during the most recent 12-month period ended June 30, 2010, will be available on the Funds’ website at www.ivyfunds.com, and on the SEC’s website at http://www.sec.gov.

FUND SHARES

The Shares of the Funds

The shares of each of the Funds represent an interest in that Fund’s securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

Each Fund (except Ivy Money Market Fund) offers five classes of its shares: Class A, Class B, Class C, Class I and Class Y. Each of Ivy Asset Strategy Fund, Ivy Bond Fund, Ivy Capital Appreciation Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Balanced Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Mid Cap Growth Fund, Ivy Money Market Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund, and Ivy Small Cap Growth Fund also offer Class E shares. Each of Ivy Asset Strategy Fund, Ivy Asset Strategy New Opportunities Fund, Ivy Global Natural Resources Fund, Ivy Large Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund and Ivy Small Cap Growth Fund also offer Class R shares. Each class of a Fund represents an interest in the same assets of the Fund and differs as follows: each class of shares has exclusive voting rights on matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and certain Class A shares are subject to a CDSC.

Class B and Class C shares are subject to a CDSC and to ongoing distribution and service fees; Class B shares that have been held by a shareholder for eight years will convert, automatically, eight years after the month in which the shares were purchased, to Class A shares of the Fund, and such conversion will be made, without charge or fee, on the basis of the relative NAV of the two classes; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. Each Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of its shares by virtue of those classes. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action. Each share of a Fund is entitled to equal dividend, liquidation and redemption rights, except that due to the differing expenses borne by the four classes, dividends and liquidation proceeds of Class B shares and Class C shares are expected to be lower than for Class A shares of a Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Each shareholder of the Trust is entitled to one vote for each dollar of NAV of a Fund owned by the shareholder. Shares are fully paid and nonassessable when purchased.

The Funds do not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Funds of a request in writing signed by shareholders owning not less than 25% of the aggregate number of votes to which shareholders are entitled at such meeting, as provided in the Agreement and Declaration of Trust and By-laws of the Trust. There will normally be no meeting of the shareholders for the purpose of electing Trustees until such time as less than a majority of Trustees holding office have been elected by shareholders, at time which the Trustees then in office will call a shareholders’ meeting for the election of Trustees. To the extent that Section 16(c) of the 1940 Act applies to a Fund, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders owning at least 10% of the aggregate number of votes to which shareholders of that Fund are entitled, as provided in the Trust Instrument and By-laws of the Trust.

On certain matters such as the election of Trustees, all shares of the Funds vote together as a single class. On other matters affecting a particular Fund, the shares of that Fund vote together as a separate class, such as with respect to a change in an investment restriction of the Fund, except that as to matters for which a separate vote of a class of Fund shares is required by the 1940 Act or which affects the interests of one or more particular classes of Fund shares, the affected shareholders vote as a separate class. In voting on a Management Agreement for a Fund, approval by the shareholders of that Fund is effective as to the Fund whether or not enough votes are received from the shareholders of any of the other Funds to approve the Management Agreements for the other Funds. Each shareholder of the Trust is entitled to one vote for each dollar of NAV of a Fund owned by the shareholder.

Echo Voting:

Each Managed Fund is a fund of funds that invests primarily in a combination of the other Funds (underlying funds). The Board has adopted proxy voting policies to govern the voting of proxies received by each Managed Fund with respect to its investments in underlying funds. If an underlying fund has a shareholder meeting, a Managed Fund, if possible, will vote its interests in the underlying fund in the same proportion as the votes cast by all of the other shareholders of the underlying fund. This is known as “echo voting” and is designed to avoid potential conflicts of interest.

The proxy voting policies of the investment subadvisors are set forth in Appendix B to this SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

Minimum Initial and Subsequent Investments

For Class A, Class B, Class C and Class E shares, initial investments must be at least $500 (per Fund) with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from one Fund to another Fund in the Ivy Family of Funds (or, for clients of Waddell & Reed and Legend, a fund in the Waddell & Reed Advisors Family of Funds) or Waddell & Reed InvestEd Portfolios. A $50 minimum initial investment pertains to purchases for accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. Shareholders purchasing through payroll deduction and salary deferral may invest any amount. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See, Exchanges for Shares of Other Funds in the Ivy Family of Funds and Waddell & Reed InvestEd Portfolios.

For Class I shares, Class R shares and Class Y shares, please check with your individual selling dealer, plan administrator or third party recordkeeper for information about minimum investment requirements.

Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IICO deems to be a desirable investment for each Fund. While no minimum has been established, it is expected that each Fund will not accept securities having an aggregate value of less than $1 million. The Funds may reject in whole or in part any or all offers to pay for any Fund shares with securities and may discontinue accepting securities as payment for any Fund shares at any time without notice. The Funds will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and each Fund’s shares will be sold for NAV determined at the same time the accepted securities are valued. The Funds will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Funds must comply with the applicable laws of certain states.

Reduced Sales Charges (Applicable to Class A and Class E Shares only)

Lower sales charges on the purchase of Class A and Class E shares are available by:

•

Rights of Accumulation: combining the value of additional purchases of shares of any of the Funds and/or Waddell & Reed InvestEd Portfolios with the NAV of Class A, Class B, Class C or Class E shares already held in your account or in an account eligible for grouping with your account (see “Account Grouping” below). To be entitled to Rights of Accumulation, you must inform IFDI that you are entitled to a reduced sales charge and provide IFDI with the name and number of the existing account(s) with which your purchase may be combined. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account. Your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and other distributions, but excluding capital appreciation) less any withdrawals.

•

Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing a LOI, which is available from IFDI, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B, Class C or Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in “Account Grouping” below, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution). Purchases made during the thirty (30) calendar days prior to receipt by WISC of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If IFDI reimburses the sales charge for purchases prior to WISC’s receipt of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 calendar days prior to receipt by WISC of the LOI.

•

Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A shares in any account that you own may be grouped with the current account value of purchased Class A, Class B, Class C and/or Class E shares in any other account that you may own, or in accounts of household members of your immediate family (spouse and children under 21).

Please note that grouping is allowed only for a) accounts of the owner that have the same address or taxpayer identification number, and b) accounts of family members living (or maintaining a permanent address) in the same household as the owner; however, you may also group purchases made by you and your immediate family in: business accounts controlled by you or your immediate family (for example, you own the entire business); partnerships for which you or a member of your immediate family is the controlling partner; trust accounts established by you or your immediate family or trust accounts for which you or a member of your immediate family is a beneficiary; and/or accounts of endowments or foundations established and controlled by you or your immediate family. For purposes of account grouping, an individual’s domestic partner may be treated as his or her spouse.

With respect to purchases under retirement plans:

1. All purchases of Class A shares made under an employee benefit plan described in Section 401 of the Code (Qualified Plan) that is maintained by an employer and all plans of any one employer or affiliated employers will also be grouped. All Qualified Plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

2. All purchases of Class A shares made under a simplified employee pension plan (SEP), Savings Incentive Match Plan for Employees of Small Employers Individual Retirement Account (SIMPLE IRA), or similar arrangement adopted by an employer or affiliated employers may be grouped if grouping is elected by the employer when the plan is established. Alternatively, the employer may elect that purchases made by individual employees under such plan also be grouped with the other accounts of the individual employees. If evidence of either election is not received by IFDI, purchases will be grouped at the plan level.

3. All purchases of Class A shares made by you or your spouse for (a) your respective individual retirement accounts (IRAs), salary reduction plan accounts under Section 457 of the Code, or 403(b) custodial or trust accounts may be grouped, provided that such purchases are subject to a sales charge (see “Sales Charge Waivers for Certain Transactions” below; if your purchase qualifies for NAV eligibility pursuant to these sections, you may not group that purchase) or (b) your respective Keogh plan accounts may be grouped, provided that you and your spouse are the only participants in the Keogh plan.

In order for an eligible purchase to be grouped, you must advise IFDI at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Ivy Money Market Fund are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A or Class E shares on which a sales charge was paid, or as a dividend or other distribution on such acquired shares.

If you are investing $1 million or more ($250,000 or more for Ivy Limited-Term Bond Fund), either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A or Class E shares without a sales charge. However, you will be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. This CDSC may be waived under certain circumstances, as noted in the Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

For clients of Waddell & Reed, Inc. (Waddell & Reed) and Legend, the grouping privileges described above also apply to the corresponding classes of shares of funds within Waddell & Reed Advisors Funds.

Other Funds and Waddell & Reed InvestEd Portfolios

Reduced sales charges for larger purchases of Class A and Class E shares apply to purchases of the Class A and Class E shares of any of the Funds and the shares of Waddell & Reed InvestEd Portfolios subject to a sales charge. A purchase or holding of Class A or Class E shares, or Class A or Class E shares held, in any of the Funds and/or a purchase or holding of shares of Waddell & Reed InvestEd Portfolios subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Ivy Money Market Fund that were acquired by exchange of another Fund’s Class A shares or Waddell & Reed InvestEd Portfolios shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account. Additionally, Class B and Class C shares are taken into account.

For clients of Waddell & Reed and Legend, the grouping privileges described above also apply to the corresponding classes of shares of the funds in Waddell & Reed Advisors Funds, except shares of Waddell & Reed Advisors Cash Management (unless acquired by exchange of Class A shares of another Waddell & Reed Advisors Fund on which a sales charge was paid or acquired as a dividend or other distribution on such acquired shares).

Net Asset Value Purchases of Class A and Class E Shares

Class A and Class E shares of a Fund may be purchased at NAV by current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or a Fund is the successor), directors of any affiliated companies of the Trust, or any affiliated entity of IFDI, current and certain retired employees of IFDI and its affiliates, current and certain retired financial advisors of IFDI and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of IFDI.

For this purpose, child includes stepchild and parent includes stepparent. Purchases of Class A shares in an IRA sponsored by IFDI or its affiliates established for any of these eligible purchasers may also be at NAV. Purchases of Class A shares in any Qualified Plan under which the eligible purchaser is the sole participant may also be made at NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of Class A shares. Employees include retired employees. A retired employee is an individual separated from service from IFDI, or from an affiliated company with a vested interest in any employee benefit plan sponsored by IFDI or any of its affiliated companies. Financial advisors include retired financial advisors. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A and Class E shares at NAV whether or not the custodian himself is an eligible purchaser. Employees of financial advisors of Waddell & Reed may purchase Class A and Class E shares at NAV.

Minnesota Life Insurance Company (Minnesota Life) Trustees and officers, Directors, or any affiliated entity of Minnesota Life, employees of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children’s spouses and spouse’s parents of each, including purchases into certain retirement plans and certain trusts for these individuals may purchase Class A and Class E shares at NAV.

Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with unaffiliated third party broker/dealers with which IFDI has entered into selling arrangements may purchase Class A and Class E shares at NAV.

Shares may be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Purchases of Class A shares may be made at NAV in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund’s records.

Shareholders/participants reinvesting into any account the proceeds of redemptions of eligible retirement accounts invested in I or Y shares may purchase Class A shares at NAV.

Purchases of Class A shares may be made at NAV in a 401(a) plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund’s records and are segregated from any other retirement plan assets.

Participants in a 401(a) plan or 457 plan that invest in the Ivy Family of Funds through a third party platform or agreement may purchase Class A shares at NAV.

Shareholders investing through certain investment advisers and broker-dealers in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees may purchase Class A and Class E shares at NAV.

Clients investing via a Managed Allocation Portfolios (MAP) or Strategic Portfolio Allocation (SPA) program available through Waddell & Reed, Inc. may purchase Class A shares at NAV.

Purchases of Class A shares through the Merrill Lynch Daily K Plan (the “Plan”) may be made at NAV, provided the Plan has at least $3 million in assets or over 500 or more eligible employees. Class B shares of the Funds are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. For further information see “Group Systematic Investment Program.”

Shareholders investing through direct transfers from the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB, or from the Waddell & Reed Advisors Express Plan, Select Plan, and Advantage Plan offered and distributed by Securian Retirement Services, a business unit of Minnesota Life Insurance Company, may purchase Class A shares at NAV.

Shareholders reinvesting into any other account they own, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a Qualified Plan, a required minimum distribution from an IRA, a Keogh or a trust or custodial account under Section 457(b) or 403(b)(7) of the Code may purchase Class A shares at NAV.

Purchases of Class A shares by shareholders/participants reinvesting into any other account, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a retirement plan where Fiduciary Trust Company of New Hampshire is custodian, may be made at NAV, provided such reinvestment is made within 60 calendar days of receipt of the required minimum distribution.

For purposes of determining sales at NAV, an individual’s domestic partner may be treated as his or her spouse.

Clients who transferred their 529 Plan accounts from the Arizona Family College Savings Program sponsored by Securities Management and Research, Inc. (SM&R) to the InvestEd Plan sponsored by Waddell & Reed, Inc. due to the closing of the SM&R-sponsored 529 Plan, and who established their SM&R-sponsored Plans directly through SM&R rather than through a financial intermediary and qualified for NAV pricing through SM&R may purchase Class E shares at NAV.

Clients investing through a Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program available through Waddell & Reed may purchase Class A shares at NAV.

Sales Charge Waivers for Certain Transactions

Class A and Class E shares may be purchased at NAV through:

•

Exchange of Class A or Class E shares of another Fund or shares of Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed and Legend, Class A or Class E shares of any fund in the Waddell & Reed Advisors Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares

•

Reinvestment once each calendar year of all or part of the proceeds of redemption of your Class A or Class E shares into the same Fund and account from which it had been redeemed, if the reinvestment is made within 60 calendar days of the Fund’s receipt of your redemption request

•

Payments of Principal and Interest on Loans made pursuant to a 401(a) plan (for Class A shares only), (i) if such loans are permitted by the plan and the plan invests in shares of the same Fund and (ii) a sales charge was previously paid on those shares.

Reasons for Differences in the Public Offering Price of Class A and Class E Shares

As described herein and in the Prospectus, there are a number of instances in which a Fund’s Class A and Class E shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A and Class E shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. See the table of breakpoints in sales charges in the Prospectus and in this SAI for the Class A and Class E shares. The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the Financial Industry Regulatory Authority, Inc. (FINRA) (as is elimination of sales charges on the reinvestment of dividends and other distributions), and (3) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A and Class E shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged, except that exchanges from Class A or Class E shares from Ivy Money Market Fund are subject to any sales charge applicable to the Fund being exchanged into, unless the Ivy Money Market shares were previously acquired by an exchange from Class A or Class E shares of another Fund for which a sales charge was paid. Sales of Class A and Class E shares without a sales charge are permitted to Trustees, officers of the Trust and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in a Fund and an identification with its aims and policies. Limited reinvestments of redemptions of Class A and Class E shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A and Class E shares may be sold without a sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such shares are exempted by the 1940 Act from the otherwise applicable requirements as to sales charges. Reduced or eliminated sales charges may also be used for certain short-term promotional activities by IFDI. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A and Class E shareholders adversely affected since, in each case, the Fund receives the NAV per share of all shares sold or issued.

Systematic Withdrawal Plan for Class A, Class B and Class C Shareholders

If you qualify, you may arrange to receive through the Systematic Withdrawal Plan (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of any of the funds in the Ivy Family of Funds and, for clients of Waddell & Reed and Legend, any of the funds in Advisors Family of Funds. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Prior to November 1, 2003, Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applied, that were redeemed under the Service were not subject to a CDSC provided the amount withdrawn did not exceed, annually, 24% of the account value. For shareholders who had established the Service prior to November 1, 2003, the 24% maximum continues to apply. Applicable forms to start the Service are available through WISC.

The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12%, respectively, of the value of your account at the time the Service is established. (For shareholders who had established the Service prior to November 1, 2003, the maximum amount of the withdrawal on an annual basis is equal to 24% of the value of your account.) As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.

To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the funds in the Ivy Family of Funds and, for clients of Waddell & Reed and Legend, any of the funds in Waddell & Reed Advisors Funds; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

You can choose to have shares redeemed to receive:

1.	a monthly, quarterly, semiannual or annual payment of $50 or more;

2.	a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

3.	a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

Shares are redeemed on either the 5th day or the 20th day of the month in which the payment is to be made, or on the prior business day if the 5th or 20th is not a business day. Payments are made within five days of the redemption.

Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of the Service.

The dividends and other distributions on shares of a class you have made available for the Service are paid in additional shares of that class; however, you may request that payment of such distributions be made in cash. Please note that the cash option is not available for retirement accounts or accounts participating in MAP or SPA. All payments under the Service are made by redeeming shares, which may result in a gain or loss for tax purposes. To the extent that payments exceed dividends and other distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

After the end of each calendar year, information on shares you redeemed will be sent to you to assist you in completing your Federal income tax return.

Group Systematic Investment Program

Shares of each Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Funds and IFDI do not themselves organize, offer or administer any such programs. However, depending upon the size of the program, the Funds or IFDI may waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs, such group systematic investment programs are not entitled to special tax benefits under the Code. The Funds reserve the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

Class A shares of each Fund are made available to Merrill Lynch Daily K Plan (Plan) participants at NAV without an initial sales charge if:

(i)	the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. (MLAM) that are made available pursuant to a Service Agreement between Merrill Lynch and the fund’s principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the Applicable Investments);

(ii)	the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii)	the Plan has 500 or more eligible employees, as determined by Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

Alternatively, Class B shares of each Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of any Fund convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments, or 10 years after the date of the initial purchase by a participant under the Plan—the Plan will receive a Plan level share conversion.

Exchanges for Shares of Other Funds or Shares of Funds within Waddell & Reed InvestEd Portfolios or Waddell & Reed Advisors Funds

Class A Share Exchanges

Once a sales charge has been paid on Class A shares of a Fund or on shares of Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed or Legend, on Class A shares of any fund in Waddell & Reed Advisors Funds (with the exceptions noted below), these shares and any shares added due to reinvested dividends or other distributions paid on those shares may be freely exchanged for Class A shares of another Fund or shares of Waddell & Reed InvestEd Portfolios, and, for clients of Waddell & Reed or Legend, Class A shares of any fund in Waddell & Reed Advisors Funds. The shares you exchange must be worth at least $100 or you must already own shares of the fund into which you want to exchange.

You may exchange Class A shares you own in another Fund or shares of Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed and Legend, Class A shares of any fund in Waddell & Reed Advisors Funds for Class A shares of a Fund without charge if (1) a sales charge was paid on these shares, (2) the shares were received in exchange for shares for which a sales charge was paid, or (3) the shares were acquired from reinvestment of dividends and other distributions paid on such shares. There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $1 million or more will be treated the same, for this purpose, as shares on which a sales charge was paid. Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of Ivy Money Market Fund automatically exchanged each month into Class A shares of a Fund (or into Class B or Class C shares of a Fund in certain situations, as noted below), provided you already own Class A (or Class B or Class C, as applicable) shares of that Fund. The shares of Ivy Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among the Class A shares of different Funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

Exchanges of shares from Ivy Money Market Fund (“money market fund shares”) are subject to any sales charge applicable to the Fund being exchanged into, unless the money market fund shares were previously acquired by an exchange from Class A or Class E shares of a non-money market fund upon which a sales charge has already been paid.

You may redeem your Class A shares of a Fund and use the proceeds to purchase Class Y or Class I shares of the Fund if you meet the criteria for purchasing Class Y or Class I shares.

Class B Share Exchanges

You may exchange Class B shares of a Fund for Class B shares of other Funds and, for clients of Waddell & Reed or Legend, any fund in Waddell & Reed Advisors Funds without charge.

The redemption of a Fund’s Class B shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

You may have a specific dollar amount of Class A shares of Ivy Money Market Fund automatically exchanged each month into Class B shares of a fund, provided you already own Class B shares of that fund and meet other criteria. The shares of Ivy Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among different funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

Class C Share Exchanges

You may exchange Class C shares of a Fund for Class C shares of another Fund and, for clients of Waddell & Reed or Legend, any fund in Waddell & Reed Advisors Funds without charge.

The redemption of a Fund’s Class C shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

You may have a specific dollar amount of Class A shares of Ivy Money Market Fund automatically exchanged each month into Class C shares of a Fund, provided you already own Class C shares of that fund. The shares of Ivy Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among different funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

Class E Share Exchanges

Class E shares of a Fund may be exchanged for Class E shares of any other Fund that offers Class E shares. Pursuant to rules applicable to all 529 Plans, you may only exchange your Class E shares in your InvestEd Plan account once each calendar year or upon a change in the Designated Beneficiary on the account.

Exchanges of shares from Ivy Money Market Fund (“money market fund shares”) are subject to any sales charge applicable to the Fund being exchanged into, unless the money market fund shares were previously acquired by an exchange from Class E shares of a non-money market fund upon which a sales charge has already been paid.

Class I Share Exchanges

Class I shares of a Fund may be exchanged for Class I shares of any other Fund that offers Class I shares, or for Class A shares of Ivy Money Market Fund. For clients of Waddell & Reed or Legend, Class I shares of a Fund may be exchanged for Class Y shares of any fund in Waddell & Reed Advisors Funds that offers Class Y shares.

Class R Share Exchanges

Class R shares of a Fund may be exchanged for Class R shares of any other Fund in the Ivy Family of Funds that offers Class R shares.

Class Y Share Exchanges

Class Y shares of a Fund may be exchanged for Class Y shares of any other Fund that offers Class Y shares and, for clients of Waddell & Reed or Legend, for Class I shares of any fund in Waddell & Reed Advisors Funds that offers Class Y, shares or for Class A shares of Ivy Money Market Fund.

General Exchange Information

You may exchange only into funds that are legally permitted for sale in your state of residence. Currently, each Fund and fund within Waddell & Reed InvestEd Portfolios and Waddell & Reed Advisors Funds may be sold only within the United States, the Commonwealth of Puerto Rico and the U.S. Virgin Islands.

The exchange will be made at the NAVs next determined after receipt of your written request in good order by the Fund whose shares are to be redeemed. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

The Funds reserve the right to terminate or modify these exchange privileges at any time. In exercising this right, each Fund may, for example, limit the frequency of exchanges by a shareholder and/or cancel a shareholder’s exchange privilege.

An exchange is considered a taxable event and may result in a capital gain or a capital loss for tax purposes.

IFDI reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Converting Shares

If you hold Class A or Class Y shares and are eligible to purchase Class I shares, as described above in the section entitled “Class I shares,” you may be eligible to convert your Class A or Class Y shares to Class I shares of the same Fund. Please contact Client Services directly to request a conversion.

A conversion between share classes of the same Fund is not a taxable event.

If you convert from one class of shares to another, the transaction will be based on the respective NAVs per share of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAVs per share. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

Redemption Fee/Exchange Fee

Subject to the exceptions described below, to discourage the use of the Funds as a vehicle for excessive short-term trading, each of the Funds except Ivy Money Market Fund or the international funds will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange any class of shares of that Fund after holding the shares fewer than five (5) calendar days. Each of the international funds (Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Bond Fund, Ivy Global Natural Resources Fund, Ivy International Balanced Fund, Ivy International Core Equity Fund, Ivy International Growth Fund, Ivy Managed European/Pacific Fund, Ivy Managed International Opportunities Fund and Ivy Pacific Opportunities Fund) will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your shares of that Fund after holding the shares fewer than thirty (30) days. This fee also applies to Class A and Class E shares purchased without a sales charge. If you bought your shares on different days, the “first-in, first out” (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Fund.

A Fund’s redemption fee will not be assessed against:

1.	omnibus accounts and retirement plan accounts where the omnibus account holder or the retirement plan administrator does not have the capability to impose a redemption fee on its underlying customers’ accounts; and intermediaries that do not have sufficient information to impose a redemption fee on their customers’ accounts

2.	(i) premature distributions from retirement accounts due to the disability of the participant; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund; (iv) redemptions during the initial 90 calendar days of a retirement plan participant’s defaulted investment in a Fund that constitutes a qualified default investment alternative (QDIA) under the Department of Labor regulations; (v) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (vi) reinvested distributions (dividends and capital gains)

3.	shareholder accounts participating in SPA, MAP and/or Strategic Asset Management (SAM) advisory services that may periodically rebalance mutual fund holdings at regular intervals or in response to prevailing economic, political and/or financial conditions, as determined by the investment adviser for the advisory service.

4.	shareholder accounts participating in certain other asset allocation programs in which the sponsoring institution has agreed to monitor for frequent trading activity and, when operationally possible, to assess applicable redemption fees on the Fund’s behalf.

5.	redemptions of shares purchased through the Automatic Investment Service (AIS)

6.	redemptions made through a Systematic Withdrawal Plan

7.	redemptions of shares purchased through the Funds Plus Service.

Additionally, a Fund’s redemption fee will not be assessed for any transaction (redemption or exchange) of less than $5,000 (that correspondingly would result in an assessment of a redemption fee less than $100.00).

Each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Certain intermediaries have agreed to charge a Fund’s redemption fee on their customers’ accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund’s criteria. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may differ in some respects from the Fund’s method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

Retirement Plans and Other Tax-Advantaged Savings Accounts

Your account may be set up as a funding vehicle for a retirement plan or other tax-advantaged savings account. For individual taxpayers meeting certain requirements, IFDI offers Custodial Account Agreements or prototype documents for the following retirement plans and other accounts. All of these plans and accounts involve investment in shares of the Funds (other than Ivy Municipal Bond Fund, Ivy Municipal High Income Fund and Ivy Tax-Managed Equity Fund) or, for clients of Waddell & Reed and Legend, shares of certain funds in Waddell & Reed Advisors Funds. The dollar limits specified below may change for subsequent years.

Individual Retirement Accounts (IRAs). Investors having eligible earned income may set up an account that is commonly called an IRA. Under a traditional IRA, an investor can contribute for each taxable year up to 100% of his or her earned income, up to the maximum permitted contribution for that year (Annual Dollar Limit), provided the investor has not reached age 70 1/2. For the taxable years 2009 and 2010, the Annual Dollar Limit is $5,000. For individuals who have attained age 50 by the last day of the taxable year for which the contribution is made, the Annual Dollar Limit also includes a catch-up contribution. The maximum annual catch-up contribution is $1,000 for 2009 and 2010. For a married couple, the maximum annual contribution is the sum of the couple’s separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year, even if one spouse had no earned income. Generally, IRA contributions are deductible unless: (1) the investor (or, if married, his or her spouse) is an active participant in an employer-sponsored retirement plan; and (2) the investor’s (or the couple’s) adjusted gross income (AGI) exceeds certain levels. A married investor who is not an active participant, who files jointly with his or her spouse, and whose combined AGI does not exceed $166,000 for taxable year 2009, and $167,000 for taxable year 2010, is not affected by his or her spouse’s active participant status.

An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer’s retirement plan or (b) a rollover of an eligible distribution paid to the investor from an employer’s retirement plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer’s eligible retirement plan (including a custodial account under Section 403(b)(7) of the Code or a state or local government plan under Section 457 of the Code) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution that is not paid in a direct rollover, investors should consult their tax advisors or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by IFDI.

Roth IRAs. Investors having eligible earned income and whose AGI (or combined AGI, if married) does not exceed certain levels may establish and contribute up to the Annual Dollar Limit per tax year to a Roth IRA (or to any combination of Roth and traditional IRAs). An individual’s maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. For a married couple, the annual maximum is the sum of the couple’s separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year, even if one spouse had no earned income.

In addition, certain distributions from traditional IRAs, SEP IRAs, SIMPLE IRAs (if more than two years old) and Qualified Employer-Sponsored Retirement Plans may be rolled over (converted) to a Roth IRA and any of the investor’s traditional IRAs, SEP IRAs and SIMPLE IRAs (if more than two years old) may be converted into a Roth IRA; the earnings, deductible and pre-tax contribution portions of the rollover distributions and conversions are, however, subject to Federal income tax.

Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. Generally, an employer may contribute up to 25% of compensation, subject to certain maximums, per year for each employee.

Savings Incentive Match Plans for Employees of Small Employers (SIMPLE Plans). An employer with 100 or fewer eligible employees that does not sponsor another active retirement plan may establish a SIMPLE Plan to contribute to its employees’ retirement accounts. A SIMPLE Plan can be in the form of either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee’s compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans. SIMPLE Plans involve fewer administrative requirements, generally, than traditional 401(k) or other qualified plans.

Owner-Only Keogh Plans. A Keogh plan, which is available to self-employed individuals and their spouses, or partners of general partnerships and their spouses, is a defined contribution plan that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute up to 100% of his or her annual earned income, with a maximum of $49,000 for taxable year 2010.

Exclusive(k) ® Plans allow self-employed individuals (and their spouses who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves, including deferrals, of up to 100% of their adjusted annual earned income, with a maximum of $49,000 for taxable year 2010. A Roth 401(k) contribution option also may be available on a qualified 401(k) Plan.

Multi-participant 401(k) Plans allow employees of eligible employers to set aside tax deferred income for retirement purposes, and in some cases, employers will match their contribution dollar-for-dollar up to certain limits. A Roth 401(k) contribution option also may be available on a qualified 401(k) Plan.

Pension and Profit-Sharing Plans allow corporations, labor unions, governments, or other organizations of all sizes to make tax-deductible contributions to employees.

457(b) Plans. If an investor is an employee of a state or local government or of certain types of tax-exempt organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

403(b)/TSAs—Custodial Accounts and ERISA Title I Plans. If an investor is an employee of a public school system, a church or a certain type of tax-exempt organization, he or she may be able to enter into a deferred compensation arrangement through a custodial account under Section 403(b)(7) of the Code. Some tax-exempt organizations have adopted plans that are subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and are funded by employer contributions in addition to employee deferrals. For certain grandfathered accounts, a Roth 403(b) contribution option also may be available.

Coverdell Education Savings Accounts (formerly, Education IRAs). Although not technically for retirement savings, a Coverdell education savings account (ESA) provides a vehicle for saving for a child’s education. An ESA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute each tax year up to $2,000, excluding rollover and transfer contributions, to an ESA (or to each of multiple ESAs) for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18 (except that this age limit does not apply to a beneficiary with “special needs,” as defined in the Code). Earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or certain members of his or her family). Special rules apply where the beneficiary is a special needs person.

More detailed information about these arrangements and applicable forms are available from IFDI. These tax-advantaged savings plans and other accounts may be treated differently under state and local tax laws and may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax advisor or pension consultant.

Redemptions

The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days from receipt of a request in good order, unless delayed because of emergency conditions as determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Funds may be made in portfolio securities when the Board determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the price used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities. Each Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Shareholders who choose to redeem their Class A, Class B or Class C shares and receive their redemption proceeds by Federal Funds wire will be charged a fee of $10, payment of which will be made by redemption of the appropriate number of shares from their Fund account.

Reinvestment Privilege

Each Fund offers a reinvestment privilege that allows you to reinvest once each calendar year without charge all or part of any amount of Class A or Class E shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A or Class E shares at the NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within 60 calendar days after your redemption request was received, and the Fund must be offering Class A or Class E shares of the Fund at the time your reinvestment request is received. You can do this only once each calendar year as to Class A and once each calendar year as to Class E shares of a Fund. The reinvestment must be made into the same Fund, account and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Each Fund also offers a reinvestment privilege for Class B and Class C shares and, where applicable, certain Class A shares under which you may reinvest in the Fund all or part of any amount of the shares you redeemed and have the corresponding amount of the CDSC, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class of this Fund. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated at the time your request is received. Your written request to do this must be received within 60 calendar days after your redemption request was received. You can do this only once each calendar year as to Class B shares, once each calendar year as to Class C shares, and once each calendar year as to certain Class A shares of the Fund. For purposes of determining future CDSC, the reinvestment will be treated as a new investment. The reinvestment must be made into the same Fund, account and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Mandatory Redemption of Certain Small Accounts

Each Fund has the right to require the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board may determine) is less than $500 ( $250 for Ivy Money Market Fund). The Board has no intent to require such redemptions in the foreseeable future. If the Board should elect to require such redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 calendar days to bring their accounts up to the minimum before this redemption is processed.

Additional Information on Check Writing for Ivy Money Market Fund

Checks may not be presented for payment at the office of the bank upon which the checks are drawn because under 1940 Act rules, redemptions may be effected only at the next price determined after the redemption request is presented to WISC. This limitation does not affect checks used for payment of bills or cashed at other banks. Shareholders may not close their accounts through the writing of a check. If a shareholder is subject to backup withholding described in the Prospectus, no checks will be honored. This privilege is not available for most retirement plan accounts. Contact WISC for further information.

Determination of Offering Price

The NAV of each class of the shares of a Fund is the value of the assets of that class, less the liabilities of that class, divided by the total number of outstanding shares of that class.

Class A and Class E shares of the Funds are sold at their next determined NAV plus the sales charge, if any, described in the Prospectus. The sales charge is paid to IFDI. The price makeup as of March 31, 2010, which is the date of the most recent balance sheet for the Funds’, which is incorporated into this SAI by reference, is given below. Ivy Asset Strategy New Opportunities Fund was not in existence at March 31, 2010, and is therefore not included below.

Ivy Asset Strategy Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$22.42
Add: selling commission (5.75% of offering price)	1.37

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$23.79

Ivy Balanced Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$16.73
Add: selling commission (5.75% of offering price)	1.02

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$17.75

Ivy Bond Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$9.82
Add: selling commission (5.75% of offering price)	0.60

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$10.42

Ivy Capital Appreciation Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$8.63
Add: selling commission (5.75% of offering price)	0.53

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$9.16

Ivy Core Equity Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$8.91
Add: selling commission (5.75% of offering price)	0.54

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$9.45

Ivy Cundill Global Value Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$12.63
Add: selling commission (5.75% of offering price)	0.77

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$13.40

Ivy Dividend Opportunities Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$13.61
Add: selling commission (5.75% of offering price)	0.83

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$14.44

Ivy Energy Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$11.11
Add: selling commission (5.75% of offering price)	0.68

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$11.79

Ivy European Opportunities Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$21.44
Add: selling commission (5.75% of offering price)	1.31

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$22.75

Ivy Global Bond Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$10.30
Add: selling commission (5.75% of offering price)	0.63

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$10.93

Ivy Global Natural Resources Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$18.60
Add: selling commission (5.75% of offering price)	1.13

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$19.73

Ivy High Income Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$8.32
Add: selling commission (5.75% of offering price)	0.51

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$8.83

Ivy International Balanced Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$13.59
Add: selling commission (5.75% of offering price)	0.83

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$14.42

Ivy International Core Equity Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$14.84
Add: selling commission (5.75% of offering price)	0.91

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$15.75

Ivy International Growth Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$29.04
Add: selling commission (5.75% of offering price)	1.77

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$30.81

Ivy Large Cap Growth Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$11.85
Add: selling commission (5.75% of offering price)	0.72

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$12.57

Ivy Limited-Term Bond Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$11.06
Add: selling commission (2.5% of offering price)	0.28

Maximum offering price per Class A share (Class A NAV divided by 97.50%)	$11.34

Ivy Managed European/Pacific Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$7.80
Add: selling commission (5.75% of offering price)	0.48

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$8.28

Ivy Managed International Opportunities Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$8.44
Add: selling commission (5.75% of offering price)	0.51

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$8.95

Ivy Micro Cap Growth Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$15.78
Add: selling commission (5.75% of offering price)	0.96

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$16.74

Ivy Mid Cap Growth Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$13.95
Add: selling commission (5.75% of offering price)	0.85

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$14.80

Ivy Money Market Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$1.00
Add: selling commission (–% of offering price)	—

Maximum offering price per Class A share (Class A NAV divided by 100.00%)	$1.00

Ivy Mortgage Securities Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$8.28
Add: selling commission (5.75% of offering price)	0.51

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$8.79

Ivy Municipal Bond Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$11.16
Add: selling commission (4.25% of offering price)	0.50

Maximum offering price per Class A share (Class A NAV divided by 95.75%)	$11.66

Ivy Municipal High Income Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$4.84
Add: selling commission (4.25% of offering price)	0.21

Maximum offering price per Class A share (Class A NAV divided by 95.75%)	$5.05

Ivy Pacific Opportunities Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$14.84
Add: selling commission (5.75% of offering price)	0.91

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$15.75

Ivy Real Estate Securities Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$15.95
Add: selling commission (5.75% of offering price)	0.97

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$16.92

Ivy Science and Technology Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$29.35
Add: selling commission (5.75% of offering price)	1.79

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$31.14

Ivy Small Cap Growth Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$11.40
Add: selling commission (5.75% of offering price)	0.70

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$12.10

Ivy Small Cap Value Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$14.99
Add: selling commission (5.75% of offering price)	0.91

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$15.90

Ivy Tax-Managed Equity Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$10.78
Add: selling commission (5.75% of offering price)	0.66

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$11.44

Ivy Value Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$15.56
Add: selling commission (5.75% of offering price)	0.95

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$16.51

Ivy Asset Strategy Fund

NAV per Class E share (Class E net assets divided by Class E shares outstanding)	$22.47
Add: selling commission (5.75% of offering price)	1.37

Maximum offering price per Class E share (Class E NAV divided by 94.25%)	$23.84

Ivy Bond Fund

NAV per Class E share (Class E net assets divided by Class E shares outstanding)	$9.82
Add: selling commission (5.75% of offering price)	0.60

Maximum offering price per Class E share (Class E NAV divided by 94.25%)	$10.42

Ivy Capital Appreciation Fund

NAV per Class E share (Class E net assets divided by Class E shares outstanding)	$8.66
Add: selling commission (5.75% of offering price)	0.53

Maximum offering price per Class E share (Class E NAV divided by 94.25%)	$9.19

Ivy Core Equity Fund

NAV per Class E share (Class E net assets divided by Class E shares outstanding)	$8.90
Add: selling commission (5.75% of offering price)	0.54

Maximum offering price per Class E share (Class E NAV divided by 94.25%)	$9.44

Ivy Cundill Global Value Fund

NAV per Class E share (Class E net assets divided by Class E shares outstanding)	$12.64
Add: selling commission (5.75% of offering price)	0.77

Maximum offering price per Class E share (Class E NAV divided by 94.25%)	$13.41

Ivy Dividend Opportunities Fund

NAV per Class E share (Class E net assets divided by Class E shares outstanding)	$13.58
Add: selling commission (5.75% of offering price)	0.83

Maximum offering price per Class E share (Class E NAV divided by 94.25%)	$14.41

Ivy Global Natural Resources Fund

NAV per Class E share (Class E net assets divided by Class E shares outstanding)	$18.76
Add: selling commission (5.75% of offering price)	1.14

Maximum offering price per Class E share (Class E NAV divided by 94.25%)	$19.90

Ivy High Income Fund

NAV per Class E share (Class E net assets divided by Class E shares outstanding)	$8.32
Add: selling commission (5.75% of offering price)	0.51

Maximum offering price per Class E share (Class E NAV divided by 94.25%)	$8.83

Ivy International Balanced Fund

NAV per Class E share (Class E net assets divided by Class E shares outstanding)	$13.59
Add: selling commission (5.75% of offering price)	0.83

Maximum offering price per Class E share (Class E NAV divided by 94.25%)	$14.42

Ivy International Core Equity Fund

NAV per Class E share (Class E net assets divided by Class E shares outstanding)	$14.90
Add: selling commission (5.75% of offering price)	0.91

Maximum offering price per Class E share (Class E NAV divided by 94.25%)	$15.81

Ivy Large Cap Growth Fund

NAV per Class E share (Class E net assets divided by Class E shares outstanding)	$11.84
Add: selling commission (5.75% of offering price)	0.72

Maximum offering price per Class E share (Class E NAV divided by 94.25%)	$12.56

Ivy Limited-Term Bond Fund

NAV per Class E share (Class E net assets divided by Class E shares outstanding)	$11.06
Add: selling commission (2.5% of offering price)	0.28

Maximum offering price per Class E share (Class E NAV divided by 97.50%)	$11.34

Ivy Mid Cap Growth Fund

NAV per Class E share (Class E net assets divided by Class E shares outstanding)	$13.81
Add: selling commission (5.75% of offering price)	0.84

Maximum offering price per Class E share (Class E NAV divided by 94.25%)	$14.65

Ivy Mortgage Securities Fund

NAV per Class E share (Class E net assets divided by Class E shares outstanding)	$8.28
Add: selling commission (5.75% of offering price)	0.51

Maximum offering price per Class E share (Class E NAV divided by 94.25%)	$8.79

Ivy Real Estate Securities Fund

NAV per Class E share (Class E net assets divided by Class E shares outstanding)	$15.96
Add: selling commission (5.75% of offering price)	0.97

Maximum offering price per Class E share (Class E NAV divided by 94.25%)	$16.93

Ivy Science and Technology Fund

NAV per Class E share (Class E net assets divided by Class E shares outstanding)	$29.33
Add: selling commission (5.75% of offering price)	1.79

Maximum offering price per Class E share (Class E NAV divided by 94.25%)	$31.12

Ivy Small Cap Growth Fund

NAV per Class E share (Class E net assets divided by Class E shares outstanding)	$11.38
Add: selling commission (5.75% of offering price)	0.69
Maximum offering price per Class E share (Class E NAV divided by 94.25%)	$12.07

Valuation – General

The offering price of a Class A share or Class E share is its NAV next calculated following acceptance of a purchase request, in good order, plus the sales charge, as applicable. The offering price of a Class B share, Class C share, Class I shares, Class Y share, Class R shares or certain Class A shares or Class E shares is the applicable class NAV next calculated following acceptance of a purchase request, in good order. The number of shares you receive for your purchase depends on the next offering price after IFDI, or an authorized third party, properly receives and accepts your order. Therefore, if your order is received in proper form by Waddell & Reed or an authorized third party before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by Waddell & Reed or an authorized third party after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day’s price. You will be sent a confirmation after your purchase (except for automatic transactions) which will indicate how many shares you have purchased.

IFDI need not accept any purchase order, and it or the Funds may determine to discontinue offering Fund shares for purchase.

The NAV and offering price per share are computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by a Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV will likely change every business day, since typically the value of the assets and the number of shares outstanding change every business day. Ivy Money Market Fund is designed so that the value of each share of each class of the Fund (the NAV per share) will remain fixed at $1.00 per share except under extraordinary circumstances.

Valuation – Other Funds

The securities in the portfolio of each Fund, except as otherwise noted, that are listed or traded on a stock exchange, are ordinarily valued at the last sale on that day prior to the close of the regular session of the NYSE as reported by the principal securities exchange on which the security is traded or, if no sale is recorded, the average of the last bid and ask prices. (If a security is traded on one or more exchange(s) and in the OTC market, quotations from the market in which the security is primarily traded will be used.) Stocks that are traded OTC are valued using the National Association of Securities Dealers Automated Quotations (NASDAQ) Official Closing Price (NOCP), as determined by NASDAQ, or, lacking an NOCP, at the last current reported sales prices as of the time of valuation on NASDAQ or, lacking any current reported sales on NASDAQ, at the time of valuation at the average of the last bid and asked prices.

Bonds, (including foreign bonds), convertible bonds, municipal bonds, government securities and mortgage-backed securities and swap agreements are ordinarily valued at the price provided by an independent pricing service. Short-term debt securities are valued at amortized cost, which approximates market value. Securities or other assets that are not valued by the foregoing methods (or those described below) and for which market quotations are not readily available, and certain foreign securities, foreign derivatives traded on foreign exchanges and foreign OTC options, are valued at their fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Board.

Options contracts held by a Fund are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. If there are no transactions that day for a specific option contract, such option contract ordinarily will be valued at the price provided by an independent pricing service or, if not available from such pricing service, at the mean between the last bid and asked prices. OTC options are valued at the price provided by a broker-dealer. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close for the regular session for commodities exchanges is 4:15 p.m. Eastern time. When a Fund writes a put or call, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is marked-to-market (that is, treated as sold for its fair market value) to reflect the current market value of the put or call. If a call a Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If a Fund exercises a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by a Fund is exercised, the amount that the Fund pays to purchase the related investment is decreased by the amount of the premium it received. If a Fund exercises a put it purchased, the amount the Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by a Fund expires, it has a gain equal to the amount of the premium; if a Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

Futures contracts ordinarily are valued at the settlement price as provided by an independent pricing service; however, certain foreign futures contracts and other derivatives held by a Fund may be valued based on the indication of fair value provided by the Fund’s third-party pricing service, in accordance with guidelines adopted by the Fund’s Board.

Foreign currency exchange rates are ordinarily provided by an independent pricing service. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time the applicable foreign market closes and the close of the regular session of trading on the NYSE. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board. The foreign currency exchange transactions of a Fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market circumstances differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

When a Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value estimate made according to procedures approved by the Board. A Fund may also use these procedures to value certain types of illiquid securities. Fair value pricing generally will be used by a Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund’s NAV is calculated.

A Fund may also use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. A Fund that invests a portion of its assets in foreign securities may also be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such investments or exchange rates may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant domestic or foreign market fluctuation.

The Funds have retained a third-party pricing service (the Service) to assist in valuing foreign securities and certain foreign derivatives (collectively, foreign securities) held in the Funds’ portfolios. The Service conducts a screening process to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where WISC, in accordance with guideless adopted by the Board, believes, at the approved degree of certainty, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the security. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of the Funds’ foreign securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event—thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that a Fund’s NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. It may also affect all shareholders in that if Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see “Market Timing Policy.”

Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Board. They are accounted for in the same manner as exchange-listed puts.

Precious metals are valued at the last traded spot price for the appropriate metal immediately prior to the close of the regular session of the NYSE.

The Board has approved the use of prices provided by an independent pricing service to value municipal bonds and certain swap agreements held by the Funds. In accordance with guidelines adopted by the Board, a Fund may use another pricing service or use the bid price quoted by dealers, if such service or quotes are determined to more accurately reflect the fair value of municipal bonds held by the Fund.

Valuation – Ivy Money Market Fund and Money Market Instruments

Under Rule 2a-7, Ivy Money Market Fund uses the amortized cost method for valuing its portfolio securities provided it meets certain conditions. As a general matter, the primary conditions imposed under Rule 2a-7 relating to the Fund’s investments are that the Fund must: (1) not maintain a dollar-weighted average portfolio maturity in excess of 60 calendar days; (2) limit its investments, including repurchase agreements, to those instruments which are U.S. dollar-denominated and which IICO, pursuant to guidelines established by the Board, determines present minimal credit risks and which are rated in one of the two highest rating categories by the required number of requisite NRSRO(s), as defined in Rule 2a-7; or, in the case of any instrument that is not rated, of comparable quality as determined under procedures established by and under the general supervision and responsibility of the Board; (3) limit its investments in the securities of any one issuer (except U.S. government securities) to no more than 5% of its assets; (4) limit its investments in securities rated in the second highest rating category by the NRSRO(s) or comparable unrated securities to no more than 3% of its assets; (5) limit its investments in the securities of any one issuer which are rated in the second highest rating category by the NRSRO(s) or comparable unrated securities to 0.5% of its total assets; and (6) limit its investments to securities with a remaining maturity of not more than 397 calendar days or, for securities rated in the second highest rating category by the requisite NRSROs (or, if unrated, determined by IICO to be of comparable quality to such securities), not more than 45 calendar days. Rule 2a-7 sets forth the method by which the maturity of a security is determined. The amortized cost method of valuation is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

While the amortized cost method provides some degree of certainty in valuation, there may be periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Fund’s shares may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund’s shares would be able to obtain a somewhat higher yield than would result from investment in such a fund, and existing investors in the Fund’s shares would receive less investment income. The converse would apply in a period of rising interest rates.

Under Rule 2a-7, the Board has established procedures designed to stabilize, to the extent reasonably possible, the Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Those procedures include review of the Fund’s portfolio holdings by the Board at such intervals as it may deem appropriate and at such intervals as are reasonable in light of current market conditions to determine whether the Fund’s NAV calculated by using available market quotations or an appropriate substitute that reflects current market conditions (market valuation) deviates from the per share value based on amortized cost.

Under Rule 2a-7, if the extent of any deviation between the NAV per share based upon market valuation and the NAV per share based on amortized cost exceeds one-half of 1%, the Board must promptly consider what action, if any, will be initiated. When the Board believes that the extent of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it is required to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital gains, redemptions of shares in kind, establishing a NAV per share using available market quotations, or suspending redemption of Ivy Money Market Fund’s shares and liquidating the Fund.

TAXATION OF THE FUNDS

General

Each Fund has qualified since its inception for treatment as a regulated investment company under the Code (RIC), and each intends to continue to qualify therefore so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net taxable investment income, the excess of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income plus, in the case of Ivy Municipal Bond Fund, its net interest income excludable from gross income under Section 103(a) of the Code (Distribution Requirement) and must meet several additional requirements. For each Fund, these requirements include the following:

(1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward currency contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (QPTP) (Income Requirement);

(2) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) (50% Diversification Requirement) and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, RIC Diversification Requirements). A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of dividends, interest and other qualifying income for a RIC.

The gains that a Fund derives from investments in options or futures contracts on gold that are made for the purpose of hedging the Fund’s investment in securities of companies in the businesses of mining, processing, producing, exploring for, refining, or selling gold generally constitute qualifying income for purposes of the Income Requirement. However, direct investments by a Fund in precious metals or in options or futures contracts on gold made for non-hedging purposes would have adverse tax consequences for the Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of such metals, options, and futures contracts and from other income that does not qualify under the Income Requirement or (2) held such metals, options, and futures contracts in such quantities that it failed to satisfy the 50% Diversification Requirement. Each Fund intends to continue to manage its holdings so as to avoid failing to satisfy those requirements for these reasons.

If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (2) the shareholders would treat all those distributions, including distributions of net capital gains and, for Ivy Municipal Bond Fund, distributions that otherwise would be exempt-interest dividends described below, as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income (except that, for noncorporate shareholders, the part thereof that is “qualified dividend income” (see the Prospectus) would be subject to Federal income tax at the rate for net capital gain—a maximum of 15%); those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Dividends and other distributions a Fund declares in October, November, or December of any year that are payable to its shareholders of record on a date in that month are deemed to have been paid by the Fund and received by the shareholders on December 31 even if the Fund pays them during the following January. Accordingly, those dividends and other distributions (except for exempt-interest dividends, as described below) will be taxed to the shareholders for the year in which that December 31 falls.

Each Fund will be subject to a nondeductible 4% excise tax (Excise Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, a Fund may defer into the next calendar year net capital loss incurred between November 1 and the end of the current calendar year. It is the policy of each Fund to pay sufficient dividends and other distributions each year to avoid imposition of the Excise Tax.

Ivy Municipal Bond Fund and Ivy Municipal High Income Fund

Dividends paid by Ivy Municipal Bond Fund or Ivy Municipal High Income Fund (each, a Municipal Fund) will qualify as exempt-interest dividends, and thus will be excludable from its shareholders’ gross income for Federal income tax purposes, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under Section 103(a) of the code. Each Municipal Fund intends to continue to satisfy this requirement. The aggregate dividends paid by a Municipal Fund and excludable from all its shareholders’ gross income for a taxable year may not exceed the Fund’s net tax-exempt income for the year. Each Municipal Fund uses the average annual method to determine the exempt-interest portion of each distribution, and the percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund’s income that was tax-exempt during the period covered by the distribution. The treatment of dividends from a Municipal Fund under state and local income tax laws may differ from the treatment thereof under the Code.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry Municipal Fund shares is not deductible for Federal income tax purposes.

Entities or other persons who are substantial users (or persons related to substantial users) of facilities financed by PABs should consult their tax advisers before purchasing Municipal Fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from Federal income tax. For these purposes, “substantial user” is defined generally to include a non-exempt person who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose modified AGI (including income from tax-exempt sources such as a Municipal Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from a Municipal Fund still will be tax-exempt to the extent described above; they will only be included in the calculation of whether a recipient’s income exceeds the established amounts.

If a Municipal Fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds below, the portion of any Municipal Fund dividends attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits and only the remaining portion will qualify as exempt-interest dividends. Moreover, if a Municipal Fund realizes capital gains as a result of market transactions, any distribution of the gains will be taxable to its shareholders. There also may be collateral Federal income tax consequences regarding the receipt of tax-exempt dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. Any shareholder that falls into any of these categories should consult its tax advisor concerning its investment in Municipal Fund shares.

A Municipal Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) (municipal market discount bonds). Market discount less than the product of (1) 0.25% of the bond’s redemption price at maturity times (2) the number of complete years to maturity after the Municipal Fund acquired the bond is disregarded. Market discount on a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity thereof. Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond’s accrued market discount at the time of disposition; in lieu of such treatment, a Municipal Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Fund received income from municipal securities subject to the Federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from Federal income tax, would be taxable to its shareholders to the extent that their tax liability is determined under the Federal alternative minimum tax. The Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal securities subject to the Federal alternative minimum tax. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (adjusted current earnings) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore a distribution by the Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the Federal alternative minimum tax. The American Recovery and Reinvestment Act of 2009 provides an exemption from the Federal alternative minimum tax applicable to individuals for interest on private activity bonds and, for purposes of calculating a corporate taxpayer’s adjusted current earnings, an exemption for interest on all tax-exempt bonds, with both exemptions limited to bonds that are issued after December 31, 2008 and before January 1, 2011, including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009.

Income from Foreign Securities

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, foreign taxes) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may (as it may have in previous taxable years), file an election with the Internal Revenue Service (IRS) that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s Federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If a Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income.

Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each taxable year to be exempt from the foreign tax credit limitation for Federal income tax purposes (about which shareholders may wish to consult their tax advisors), in which event they would be able to claim a foreign tax credit without having to file the detailed IRS Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its allocable portions of foreign taxes a Fund paid if the shareholder has not held that Fund’s shares for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its U.S. income tax liability unless the Fund dividends paid to it are effectively connected with the shareholder’s conduct of a U.S. trade or business.

Certain Funds may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any excess distribution it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. However, distributions of PFIC income to shareholders are not “qualified dividend income.”

If a Fund invests in a PFIC and elects to treat the PFIC as a qualified electing fund (QEF), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain—which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax—even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund may elect to mark to market its stock in any PFIC. Marking-to-market, in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consist of the stock or securities of foreign corporations, a Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign taxes paid by the Fund. If a Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from a Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his or her own tax advisor regarding the potential of foreign tax credits.

Foreign Currency Gains and Losses

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (for example, swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition and (4) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

Each Fund that is permitted to invest in forward currency contracts may elect to treat gains and losses from those contracts as capital gain or loss. These gains or losses may increase or decrease the amount of a Fund’s investment company taxable income (if short-term in nature) or net capital gain (if long-term in nature) to be distributed to its shareholders.

Income from Financial Instruments and Foreign Currencies

The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies (see the discussion above regarding options and futures contracts on precious metals and other commodities), will qualify as permissible income under the Income Requirement.

Any income a Fund earns from writing options is treated as short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a call option it wrote, it will have short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If an option written by a Fund lapses (that is, terminates without being exercised), the premium it received also will be short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.

Certain futures contracts (other than “securities futures contracts,” as defined in Section 1234B(c) of the Code), foreign currency contracts and “non-equity” options (that is, certain listed options, such as those on a “broad-based” securities index) in which a Fund may invest will be “Section 1256 contracts.” Section 1256 contracts a Fund holds at the end of its taxable year, other than contracts subject to a “mixed straddle” election the Fund may make, are marked-to-market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of Section 1256 contracts, are treated as long-term capital gain or loss, and the balance is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market at the end of October for purposes of satisfying the Distribution Requirement. A Fund may need to distribute any mark-to-market gains as of the end of or its taxable year to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures contracts and forward currency contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures contracts and forward currency contracts are positions in personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-market rules discussed above. The regulations under Section 1092 also provide certain “wash sale” rules, which apply to any transaction where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of recognition of its gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Funds are not entirely clear.

If a Fund has an “appreciated financial position”—generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis—and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (that is, at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Income from REITs

Certain Funds may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (REMICs) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (TMPs) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interest and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury Department and the Internal Revenue Service (Service) issued a notice in 2006 (Notice) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (that is, governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest Federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that, (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. A Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

OID Securities

Certain Funds may invest in taxable or municipal zero coupon bonds or other securities issued with OID. As a holder of those securities, a Fund must include in its gross income (or take into account, in the case of municipal OID securities) the OID that accrues on them during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because a Fund annually must distribute substantially all of its investment company taxable income and net tax-exempt income, including any accrued OID, to satisfy the Distribution Requirement and, in the case of the former, to avoid imposition of the Excise Tax, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Corporate Zero Coupon and Payment-in-Kind Securities

The Fund may acquire zero coupon or other corporate securities issued at a discount. As a holder of those securities, the Fund must include in its income the portion of the discount that accrues on them during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its gross income securities it receives as payment-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accreted discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.

Shareholder Tax Issues

If Fund shares are sold at a loss after being held for six months or less the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if they purchase shares shortly before the record date for a dividend (other than an “exempt-interest dividend” described in the following section) or other distribution, they will receive some portion of the purchase price back as a taxable distribution.

If Municipal Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares and any balance of the loss that is not disallowed will be treated as a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

UNDERWRITER

IFDI acts as principal underwriter and distributor of the Funds’ shares pursuant to an underwriting agreement entered into between IFDI and the Trust (the Underwriting Agreement). The Underwriting Agreement requires IFDI to use its best efforts to sell the shares of the Funds but is not exclusive, and permits and recognizes that IFDI also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis. IFDI is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, IFDI pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

Ivy Asset Strategy New Opportunities Fund did not exist as of March 31, 2010 and therefore, is not included in the tables below. The dollar amounts of underwriting commissions for Class A shares for the past three fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008 were as follows:

	2010	2009	2008
Ivy Asset Strategy Fund	$7,053,051	$6,680,833	$7,254,811
Ivy Balanced Fund	121,278	127,592	109,345
Ivy Bond Fund	204,667	136,928	177,502
Ivy Capital Appreciation Fund	498,450	407,559	801,367
Ivy Core Equity Fund	134,771	109,547	148,255
Ivy Cundill Global Value Fund	266,971	422,966	1,046,365
Ivy Dividend Opportunities Fund	239,652	342,695	496,081
Ivy Energy Fund	136,642	204,771	179,991
Ivy European Opportunities Fund	291,985	450,807	1,269,593
Ivy Global Bond Fund	174,528	77,690	NA
Ivy Global Natural Resources Fund	3,666,455	4,066,242	6,338,000
Ivy High Income Fund	1,243,225	452,056	466,056
Ivy International Balanced Fund	305,438	400,240	674,422
Ivy International Core Equity Fund	623,593	390,938	610,518
Ivy International Growth Fund	98,211	111,047	184,917
Ivy Large Cap Growth Fund	443,864	570,458	1,080,023

	2010	2009	2008
Ivy Limited-Term Bond Fund	$896,182	$385,279	$93,743
Ivy Managed European/Pacific Fund	170,448	234,177	463,262
Ivy Managed International Opportunities Fund	299,766	436,501	682,765
Ivy Micro Cap Growth Fund	174,539	40,845	NA
Ivy Mid Cap Growth Fund	211,485	146,072	243,733
Ivy Money Market Fund	0	0	0
Ivy Mortgage Securities Fund	108,279	179,097	420,595
Ivy Municipal Bond Fund	60,200	81,293	38,661
Ivy Municipal High Income Fund	43,329	NA	NA
Ivy Pacific Opportunities Fund	1,205,002	899,102	1,975,698
Ivy Real Estate Securities Fund	286,884	564,134	918,220
Ivy Science and Technology Fund	515,821	299,901	433,613
Ivy Small Cap Growth Fund	228,068	178,014	286,598
Ivy Small Cap Value Fund	316,060	283,971	367,629
Ivy Tax-Managed Equity Fund	3,849	NA	NA
Ivy Value Fund	51,739	52,132	132,385

The dollar amounts of underwriting commissions for Class B shares for the past three fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008 were as follows:

	2010	2009	2008
Ivy Asset Strategy Fund	$971,473	$1,202,851	$190,757
Ivy Balanced Fund	13,831	4,247	2,163
Ivy Bond Fund	8,013	6,194	1,848
Ivy Capital Appreciation Fund	11,461	34,140	10,966
Ivy Core Equity Fund	8,213	11,040	8,943
Ivy Cundill Global Value Fund	46,959	78,406	101,259
Ivy Dividend Opportunities Fund	10,001	20,682	13,789
Ivy Energy Fund	3,500	2,073	2,584
Ivy European Opportunities Fund	22,521	44,947	35,519
Ivy Global Bond Fund	8,349	2,308	NA
Ivy Global Natural Resources Fund	277,023	701,989	417,069
Ivy High Income Fund	57,953	11,112	13,203
Ivy International Balanced Fund	13,211	22,414	10,586
Ivy International Core Equity Fund	9,748	12,360	5,836
Ivy International Growth Fund	7,647	17,842	9,804
Ivy Large Cap Growth Fund	12,675	17,416	42,072
Ivy Limited-Term Bond Fund	50,781	26,527	4,193
Ivy Managed European/Pacific Fund	968	2,661	406
Ivy Managed International Opportunities Fund	2,744	3,265	2,077
Ivy Micro Cap Growth Fund	290	0	NA
Ivy Mid Cap Growth Fund	6,927	14,218	6,086
Ivy Money Market Fund	83,623	88,229	13,191
Ivy Mortgage Securities Fund	9,284	21,856	0
Ivy Municipal Bond Fund	7,173	6,432	946
Ivy Municipal High Income Fund	134	NA	NA
Ivy Pacific Opportunities Fund	12,823	20,699	0
Ivy Real Estate Securities Fund	6,176	15,371	24,014
Ivy Science and Technology Fund	44,021	50,945	15,408
Ivy Small Cap Growth Fund	5,008	9,702	10,411
Ivy Small Cap Value Fund	4,707	6,788	8,657
Ivy Tax-Managed Equity Fund	0	NA	NA
Ivy Value Fund	1,757	3,577	2,392

The dollar amounts of underwriting commissions for Class C shares for the past three fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008 were as follows:

	2010	2009	2008
Ivy Asset Strategy Fund	$1,111,488	$4,002,614	$317,792
Ivy Balanced Fund	12,983	15,268	447
Ivy Bond Fund	2,577	2,583	742
Ivy Capital Appreciation Fund	5,253	48,827	8,478
Ivy Core Equity Fund	5,592	5,478	3,011
Ivy Cundill Global Value Fund	1,355	16,750	12,239
Ivy Dividend Opportunities Fund	7,829	14,108	2,720
Ivy Energy Fund	2,639	4,435	234
Ivy European Opportunities Fund	257	5,232	8,079
Ivy Global Bond Fund	4,703	2,339	NA
Ivy Global Natural Resources Fund	158,136	443,783	157,777
Ivy High Income Fund	91,028	5,542	1,922
Ivy International Balanced Fund	1,006	22,758	7,604
Ivy International Core Equity Fund	6,843	14,977	3,219
Ivy International Growth Fund	903	3,669	959
Ivy Large Cap Growth Fund	9,506	25,683	11,104
Ivy Limited-Term Bond Fund	74,311	62,520	2,489
Ivy Managed European/Pacific Fund	107	1,269	655
Ivy Managed International Opportunities Fund	91	1,081	1,129
Ivy Micro Cap Growth Fund	368	0	NA
Ivy Mid Cap Growth Fund	3,173	1,175	454
Ivy Money Market Fund	31,741	106,398	6,848
Ivy Mortgage Securities Fund	1,786	8,349	0
Ivy Municipal Bond Fund	1,952	12,670	270
Ivy Municipal High Income Fund	1,090	NA	NA
Ivy Pacific Opportunities Fund	4,892	7,048	0
Ivy Real Estate Securities Fund	367	1,585	4,669
Ivy Science and Technology Fund	27,515	53,434	10,307
Ivy Small Cap Growth Fund	3,293	3,598	3,307
Ivy Small Cap Value Fund	1,992	503	506
Ivy Tax-Managed Equity Fund	0	NA	NA
Ivy Value Fund	525	474	454

The dollar amounts of underwriting commissions for Class E shares for the past three fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008 were as follows:

	2010	2009	2008
Ivy Asset Strategy Fund	$217,738	$198,752	$123,722
Ivy Balanced Fund	0	0	0
Ivy Bond Fund	14,198	11,730	9,437
Ivy Capital Appreciation Fund	8,858	7,549	11,955
Ivy Core Equity Fund	4,513	5,187	10,251
Ivy Cundill Global Value Fund	2,207	3,320	4,274
Ivy Dividend Opportunities Fund	12,482	22,446	18,205
Ivy Energy Fund	0	0	0
Ivy European Opportunities Fund	0	0	15
Ivy Global Natural Resources Fund	40,705	50,192	42,061
Ivy High Income Fund	16,918	11,345	4,867
Ivy International Balanced Fund	5,141	11,730	8,342
Ivy International Core Equity Fund	14,982	12,156	13,787
Ivy International Growth Fund	0	0	0
Ivy Large Cap Growth Fund	5,880	7,911	5,769

	2010	2009	2008
Ivy Limited-Term Bond Fund	$1,443	$0	$0
Ivy Managed European/Pacific Fund	0	0	0
Ivy Managed International Opportunities Fund	0	0	0
Ivy Mid Cap Growth Fund	8,859	7,120	4,639
Ivy Money Market Fund	0	0	0
Ivy Mortgage Securities Fund	406	1,212	857
Ivy Pacific Opportunities Fund	0	0	0
Ivy Real Estate Securities Fund	3,215	4,348	2,701
Ivy Science and Technology Fund	31,194	24,550	19,414
Ivy Small Cap Growth Fund	8,154	5,793	6,570
Ivy Small Cap Value Fund	0	1	0
Ivy Value Fund	0	0	0

The amounts retained by IFDI for each Fund for the past three fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008 were as follows:

	2010	2009	2008
Ivy Asset Strategy Fund	$0	$0	$0
Ivy Balanced Fund	0	0	0
Ivy Bond Fund	0	3,390	0
Ivy Capital Appreciation Fund	0	0	0
Ivy Core Equity Fund	991	0	0
Ivy Cundill Global Value Fund	26,023	65,306	0
Ivy Dividend Opportunities Fund	0	0	0
Ivy Energy Fund	0	0	0
Ivy European Opportunities Fund	15,455	30,130	0
Ivy Global Bond Fund	0	0	NA
Ivy Global Natural Resources Fund	0	0	0
Ivy High Income Fund	0	0	0
Ivy International Balanced Fund	0	0	0
Ivy International Core Equity Fund	0	0	0
Ivy International Growth Fund	0	0	0
Ivy Large Cap Growth Fund	0	0	0
Ivy Limited-Term Bond Fund	0	0	0
Ivy Managed European/Pacific Fund	462	28,797	46,872
Ivy Managed International Opportunities Fund	53,753	49,661	67,711
Ivy Micro Cap Growth Fund	21,769	4,898	NA
Ivy Mid Cap Growth Fund	0	15,759	0
Ivy Money Market Fund	118,563	228,695	28,088
Ivy Mortgage Securities Fund	6,712	16,852	7,650
Ivy Municipal Bond Fund	0	9,049	0
Ivy Municipal High Income Fund	0	NA	NA
Ivy Pacific Opportunities Fund	0	0	0
Ivy Real Estate Securities Fund	0	0	0
Ivy Science and Technology Fund	0	0	0
Ivy Small Cap Growth Fund	0	0	0
Ivy Small Cap Value Fund	0	0	0
Ivy Tax-Managed Equity Fund	0	NA	NA
Ivy Value Fund	0	3,148	0

FINANCIAL STATEMENTS

Each of the Funds’ audited Financial Statements and Financial Highlights, including notes thereto and the reports of the Funds’ Independent Registered Public Accounting Firm, for the fiscal year ended March 31, 2010 are incorporated herein by reference. They are contained in the Funds’ Annual Reports to Shareholders, dated March 31, 2010, which are available upon request.

Portfolio Holdings Disclosure

A complete schedule of a Fund’s portfolio holdings for the first and third quarters of each fiscal year is filed with the SEC on the Fund’s Form N-Q. This form may be obtained in the following ways:

•	On the SEC’s website at http://www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 202.551.8090.

•	Without charge, on Ivy’s website at http://www.ivyfunds.com.

Beginning October 7, 2010, information concerning Ivy Money Market Fund’s portfolio holdings will be posted on Ivy’s website, www.ivyfunds.com, five business days after the end of each month and remain posted on the website for at least six months thereafter. In addition, beginning December 7, 2010, information concerning Ivy Money Market Fund’s portfolio holdings will be filed on a monthly basis with the SEC on Form N-MFP.

APPENDIX A

The following are descriptions of some of the ratings of securities which IICO may use. IICO may also use ratings provided by other nationally recognized statistical rating organizations in determining the eligibility of securities for the Funds.

DESCRIPTION OF BOND RATINGS

Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. A Standard & Poor’s (S&P) corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

A brief description of the applicable S&P rating symbols and their meanings follow:

AAA—Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA—Debt rated AA also qualifies as high-quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in a small degree.

A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C—Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB—Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B—Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC—Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC—The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C—The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI—The rating CI is reserved for income bonds on which no interest is being paid.

D—Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-)—To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR—Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as investment grade ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody’s Investors Service, Inc. (Moody’s). A brief description of the applicable Moody’s rating symbols and their meanings follows:

Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol 1 following the rating.

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C — Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF PREFERRED STOCK RATINGS

Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

1. Likelihood of payment—capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2. Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA—This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA—A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A—An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB—An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the ‘A’ category.

BB, B, CCC—Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC—The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C—A preferred stock rated C is a non-paying issue.

D—A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

NR—This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-)—To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Moody’s Investors Service, Inc. Because of the fundamental differences between preferred stocks and bonds, a variation of Moody’s familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

Note : Moody’s applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Preferred stock rating symbols and their definitions are as follows:

aaa—An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa—An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a—An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa—An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba—An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b—An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa—An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca—An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c—This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF NOTE RATINGS

Standard and Poor’s, a division of The McGraw-Hill Companies, Inc. An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

—Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

—Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

The note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc. Moody’s Short-Term Loan Ratings—Moody’s ratings for state and municipal short-term obligations will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

MIG 1—This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3—This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4—This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

DESCRIPTION OF SHORT-TERM CREDIT RATINGS

Fitch Ratings—National Short-term Credit Ratings: F1-Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch’s national rating scale, this rating is assigned to the best credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the government. Where the credit risk is particularly strong, a + is added to the assigned rating.

F2-Indicates a satisfactory capacity for timely payment of financial commitments relative other issuers in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3-Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B-Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C-Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D-Indicates actual or imminent payment default.

Notes to Short-term national rating:

+ or - may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to Short-term national ratings other than F1.

Ratings Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as Positive, indicating a potential upgrade, Negative, for a potential downgrade, or Evolving, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

APPENDIX B

Proxy Voting Policies of Subadvisors

ADVANTUS CAPITAL MANAGEMENT, INC.

Summary of Proxy Voting Policies and Procedures

Advantus Capital has adopted policies and procedures relating to the voting of proxies (the “Proxy Voting Policies”) in connection with voting securities held in client accounts, including accounts subadvised by Advantus Capital that are designed to ensure that proxies are voted in the best interests of clients in accordance with Advantus Capital’s fiduciary duties and legal and regulatory requirements. The Proxy Voting Policies do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; Advantus Capital takes no responsibility for the voting of any proxies on behalf of any such client.

A copy of the complete Proxy Voting Policies is available to all clients of Advantus Capital upon request, subject to the provision that such Proxy Voting Policies are subject to change at any time without notice.
The role of shareholders in corporate governance is typically limited. A majority of decisions regarding operations of the business of a corporation should be left to management’s discretion. It is Advantus Capitals policy that the shareholder should become involved with these matters only when management has failed and the corporation’s performance has suffered or to protect the rights of shareholders to take action.

The guiding principle by which Advantus Capital votes on all matters submitted to security holders is the maximization of the ultimate economic value of the securities held by its clients. This involves not only the immediate impact of each proposal but other considerations with respect to the security of the shareholders’ investments over the long term.

It is the general policy of Advantus Capital to vote on all matters presented to security holders in any proxy, but Advantus Capital reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of Advantus Capital, the costs associated with voting such proxy outweigh the benefits to clients or if circumstances make such an abstention or withholding otherwise advisable and in the best interest of clients, in the judgment of Advantus Capital.

Advantus Capital has an Investment Policy Committee, which is responsible for overseeing the Proxy Voting Policies, modifying the Proxy Voting Policies from time to time, and monitoring voting decisions to avoid and resolve any conflicts of interest. The Investment Policy Committee is charged with ensuring that all conflicts of interest are resolved in the best interest of the clients.

The actual mechanical methods employed for voting proxies is dependent upon the type of client. For those clients who have hired Advantus Capital as an adviser, and not as a sub-adviser, and who have also selected Wells Fargo Bank as their custodian, Advantus Capital has delegated to Wells Fargo Bank the authority to vote proxies on behalf of the client. Proxies are directly sent to Wells Fargo Bank. Wells Fargo Bank votes the proxies according to the Wells Fargo Proxy Guidelines. Wells Fargo Bank employs Risk Metrics as its proxy voting agent, responsible for analyzing proxies and recommending a voting position consistent with the Wells Fargo Bank Proxy Guidelines.

For all other clients, including those clients whose accounts are managed by Advantus Capital as a subadvisor, Advantus Capital will vote Proxies according to the Advantus Proxy Guidelines. Advantus Capital will endeavor to cast votes for these client portfolios in a manner consistent with the votes cast by Wells Fargo Bank on behalf of those Advantus Capital clients who rely on Wells Fargo Bank to vote their proxies. Advantus Capital will receive the proxy voting information from the client’s custodian, then vote the proxy and return it to the company as directed on the proxy form and finally return a copy of each such proxy vote to the client for their record keeping purposes.

The Proxy Voting Policies include proxy voting guidelines that describe generally how proxies will be voted with respect to the issues listed therein. However, these guidelines are just that—guidelines; they are not strict rules that must be obeyed in all cases. Advantus Capital’s Proxy Voting Policies allow it to vote shares contrary to the typical vote indicated by the guidelines if such a vote is in a client’s best interests

Advantus Capital maintains records of all proxy voting decisions and votes cast to the extent required by applicable law and regulations.

Listed below are examples of several recurring issues and Advantus Capital’s corresponding positions as described in the guidelines.

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Advantus Capital generally supports proposals requiring that a majority or more of the board be independent directors. An independent board faces fewer conflicts and is best prepared to protect stockholders’ interests.

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Advantus Capital generally supports expanded indemnification of directors and officers when the director’s or officer’s legal defense was successful, the director or officer was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, and if only the director’s or officer’s legal expenses would be covered.

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Advantus Capital generally does not support indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

•	Advantus Capital generally supports proposals to ratify the appointment of independent auditors unless there is reason to believe that such ratification is not appropriate.

•	Advantus Capital will generally vote on a case by case basis all contested and uncontested director nominees considering the facts and circumstances of each particular case.

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Advantus Capital will vote for proposals to restore or provide for cumulative voting unless the company has proxy access or a similar structure to allow shareholders to nominate directors to the company’s ballot and the company has adopted a majority vote standard, with a carve-out for plurality voting in a situation where there are more nominees than seats, and a director resignation policy to address failed elections.

MACKENZIE FINANCIAL CORPORATION

AND

MACKENZIE CUNDILL INVESTMENT MANAGEMENT LTD.

INVESTMENT MANAGEMENT POLICIES

PROXY VOTING POLICY

The Senior Corporate Changes Administrators (the “Administrators”) are responsible for the administration of all proxy voting that occur in Mackenzie managed mutual funds, Mackenzie managed investment funds, and third-party client accounts (collectively the “Accounts”) advised by Mackenzie Financial Corporation and its subsidiaries (“Mackenzie”). The Administrators operate within the Portfolio Operations Department.

Purpose

The purpose of this policy (the “Policy”) is to ensure that Mackenzie Financial Corporation (“Mackenzie”) votes the securities of companies for which it has proxy-voting authority in accordance with its fiduciary duty to act in the best interests of its clients and in a manner most consistent with the long-term economic interest of investors.

Background

Securities legislation requires a registered adviser to establish and enforce written procedures for dealing with clients that conform to prudent business practice and enable the adviser to serve its clients adequately. A registered adviser is required to deal fairly, honestly and in good faith with its clients.

Effective June 1, 2005, National Instrument 81-106 (“NI 81-106”) Part 10 requires Canadian investment funds that are reporting issuers to establish and maintain proxy voting policies and procedures and to maintain a record of proxies received by an investment fund. NI 81-106 also requires that Canadian investment funds publicly disclose their complete proxy voting policies and procedures, a summary of their proxy voting policies and procedures and their proxy voting records.

Scope

This Policy applies to all proxy voting activity by the Accounts advised directly by Mackenzie.

This Policy is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in the Accounts. This Policy is not exhaustive and an internal portfolio manager of the Accounts (“Manager”) may depart from this Policy if he or she believes that it is in the best economic interest of investors of the Accounts to do so.

Policy

1. Voting Authority

(a)	The Manager has the authority to vote proxies under the management agreements for the Accounts. As a result, there may be circumstances where the vote cast for the same security by different Managers may differ.

(b)	Third-party client accounts of Mackenzie may, at their discretion, retain proxy-voting authority relative to the securities held in their portfolio(s).

(c)	The Manager shall not delegate proxy-voting decision-making to third parties.

(d)	Sub-advisors to the Accounts shall have the authority to make all voting decisions concerning the securities held in the Accounts they subadvise on a fully discretionary basis in accordance with the applicable sub-advisory agreement. Sub-advisors should have in place their own proxy voting policies and guidelines as part of their own investment management processes. Mackenzie will obtain and retain copies of such policies. Mackenzie will also obtain, at least annually, a record of the voting activities of sub-advisors with respect to the sub-advised Accounts.

2. Voting Practices

The Manager shall take reasonable steps to vote all proxies received from the Administrators. A Manager may refrain from voting where administrative or other procedures result in the costs of voting outweighing the benefits, including circumstances where:

(a)	Voting securities are part of a securities lending program and the Manager is unable to vote securities that are out on loan.

(b)	A meeting notice is delivered close to the meeting date and the Manager has insufficient time to process the vote.

(c)	The Manager sells shares prior to a company’s meeting date and decides not to vote those shares.

(d)	Voting securities have been blocked from trading in order to be tendered for voting purposes and the Manager believes that preserving the ability to trade the security is in the best interest of investors.

A Manager may abstain or otherwise withhold his or her vote if, in the Manager’s opinion, such abstention or withholding is in the best interests of investors.

The Manager shall not be restricted from trading in a security due to an upcoming shareholder meeting.

3. Fund of Fund Voting – Unitholder Vote

A Manager may vote the securities of an underlying fund owned by an Investment Fund (“Top Fund”) when the underlying fund is not managed by Mackenzie. If an underlying fund is managed by Mackenzie or one of its associates or affiliates, a Manager will not vote the securities of the underlying fund, but will decide if it is in the best interests of the Top Fund investors for them to vote on the matter individually. Generally, for routine matters, the Manager will decide that it is not in the best interests of the Top Fund investors for them to vote individually. However, if the Manager decides that it is in the best interests of the Top Fund investors for them to vote, then Mackenzie (on the Manager’s behalf) will ask each Top Fund investor for instructions on how to vote that investor’s proportionate share of the underlying fund securities owned by the Top Fund and will vote accordingly. The Manager will only vote the proportion of the underlying fund securities for which Mackenzie has received instructions.

4. Disclosing Proxy Voting Information

In accordance with any applicable Code of Business Conduct and Ethics or otherwise, employees of Mackenzie, including Managers, shall not respond to third-party requests for information or otherwise comment on how a Manager has or will vote individual proxies. Any third-party requests for information shall be referred to the Company’s Senior Vice President, General Counsel or his/her designee (“General Counsel”), or Chief Investment Officer (“CIO”).

5. Voting Guidelines

Below is a statement of principles that generally describe how Mackenzie, as investment advisor, may vote on some commonly raised or potentially contentious issues. The following does not represent a complete list of guidelines and the principles that have guided the development of the following guidelines would apply to other circumstances as they arise. The primary principles underlying these guidelines are that a Manager will exercise his or her discretion to vote in a manner that he or she considers to be in the best interests of investors of the Accounts.

A. BOARDS OF DIRECTORS

Mackenzie generally votes in favour of recommendations that support:

•	A majority of Board members being independent from management.

•	The Chair of the Board being separate from the office of the Chief Executive Officer or board and management duties are otherwise separated.

•	Boards having an audit committee, nominating committee or compensation committee composed of directors who are independent from management.

•	Board members all having the same term of office rather than staggered terms.

Notwithstanding the above, a Manager may decide to support a proposal that does not comply with the above provided that the corporate performance or governance of the issuer over a reasonable period of time is not considered by the Manager to be unsatisfactory.

B. STOCK OPTION PLANS AND OTHER EXECUTIVE COMPENSATION

Mackenzie believes that company management and the compensation committee of the Board of Directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. All forms of executive compensation are reviewed on a case-by-case basis. The following are general guidelines:

OPTIONS

•	Price – Options with a strike price of less than 100% of the fair market value of the underlying common shares at the time of the grant will generally not be supported.

•	Repricing – The repricing of options will generally not be supported.

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Dilution – Total option plan potential dilution should generally be no more than 10% of the issued and outstanding shares. Total options include shares reserved for previously granted but unexercised options and shares currently available for new option grants.

•	Board Discretion – Plans that give the board broad discretion in setting the terms of the grant of options will generally not be supported. A shareholder-approved formula for options is preferable.

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Director Eligibility – Options for non-employee directors are acceptable under clearly defined and reasonable terms that permit option compensation commensurate with the duties and liabilities undertaken by the directors. The plan should generally have a specific and objective formula for the award of director options.

•	Concentration – Plans that authorize allocation of 20% or more of the available options to any individual in any single year will generally not be supported.

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Vesting Schedule – Preferably, options will be tied to the achievement of annual corporate objectives. Options should generally not vest immediately when granted, but over a given number of years (5 to 10 years is a preferred duration).

GOLDEN PARACHUTES – All severance compensation agreements will be reviewed on a case-by-case basis. Golden parachutes deemed excessive will generally not be supported.

DIRECTOR COMPENSATION – Compensation packages should encourage all directors to become shareholders, so as to align their interests with those of the shareholders. Plans that call for a certain percentage of director’s compensation to be in the form of common shares will be generally supported.

C. SHAREHOLDER RIGHTS PLANS

Mackenzie believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental affect on the value of the company. Mackenzie will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, Mackenzie will support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by companies. Mackenzie will generally support shareholder rights plans with the following features:

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The plan is designed to provide the company’s Board of Directors with sufficient time to undertake a fair and complete shareholder value maximization process and does not merely seek to entrench management or deter a public bidding process for the company’s shares.

•	The plan allows for partial bids. Partial bids to all shareholders with identical consideration are preferred.

•	If implemented without prior shareholder approval, the plan expires no later than six months from its introduction, unless earlier confirmed by shareholders.

•	The plan will require prior shareholder approval of substantive amendments.

•	The plan provides that the minimum bid period is not longer than 60 days.

•	The plan requires regular shareholder ratification ideally every three, but not less than every six years.

•	The plan places a modest limit on the granting of any “break fees”.

•	The plan has a trigger threshold of at least 10%.

D. SHAREHOLDER PROPOSALS

Shareholder proposals may take a number of forms. Mackenzie will evaluate shareholder proposals on a case-by-case basis. All proposals on financial matters will be given consideration. Generally, proposals that seek to limit the rights of shareholders or that place arbitrary or artificial constraints on the company, its board of directors or management will not be supported.

E. SOCIAL/POLITICAL ISSUES

Mackenzie, in its role as fiduciary, puts the economic interests of investors ahead of any non-financial matters. Proposals relating to social, political and environmental issues will be considered on a case-by-case basis to determine whether they will have a financial impact on shareholder value. Mackenzie will generally not support proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. Mackenzie will generally vote for proposals that encourage responsible policies and practices, such as disclosure of risks arising from, and assessments of the impact of, social, environmental and ethical issues and fair human rights and labour practices. However, Mackenzie gives the Manager discretion with regard to social, environmental and ethical issues.

F. CREDITOR VOTING

A Mackenzie will, from time to time, be required to participate in voting situations where it is voting as a creditor. The overriding consideration in these situations will be to maximize the recoverability of the claim.

6. Proxy Voting Conflicts of Interest

Circumstances may occur where an Investment Fund may have a potential conflict of interest relative to its proxy voting activities. Potential conflicts of interest could include business relationships with an issuer or a proponent of a proxy proposal, or a Manager’s personal or familial relationships with proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

Proxy Voting Conflict of Interest Procedures

The Manager and all other parties involved in the administration of the Investment Fund are required to bring all potential proxy voting conflicts of interest to the attention of the Company’s CIO and either the General Counsel, or the Chief Compliance Officer (“CCO”). Should the CIO and either the General Counsel or CCO conclude that a proxy voting conflict exists, the CCO shall be responsible for documenting the nature of the proxy voting conflict, the individual subject to the proxy voting conflict and the name of the issuer company. The CCO shall inform the proxy Administrators that a proxy voting conflict exists and provide the Administrators with the name of the issuer company.

The Administrators shall maintain a proxy voting watch list (“Watch List”) that records the names of issuer companies that may be in a proxy voting conflict. The Administrators shall immediately notify the CIO and either the General Counsel or CCO of any meeting circulars and proxies received from an issuer on the Watch List. The CIO and either the General Counsel or CCO shall discuss the voting matter(s) with the Manager and ensure that the proxy voting decision is based on the Company’s proxy voting policies and is in the best interests of the Accounts.

All voting decisions made under this section shall be documented by and filed with the Administrators. On an annual basis, the CCO shall advise the Independent Review Committee of any reported proxy voting conflicts of interest, identify the applicable portfolio manager and the nature of the proxy voting conflict, and provide the details of any votes cast where such proxy voting conflict exists.

Compliance Reporting

Compliance exceptions to this Policy shall be reported to Mackenzie’s Management Fund Oversight Committee and Mackenzie’s Fund Oversight Committee. Compliance exceptions involving a conflict of interest shall be reported to Mackenzie’s Independent Review Committee.

Policy Review

The Compliance Department shall coordinate a review of this policy each calendar year, and the policy shall be submitted to Mackenzie’s Fund Oversight Committee for approval. Upon approval of this Policy, the Fund Oversight Committee shall submit the Policy to the Independent Review Committee for re-affirmation as a standing instruction.

WALL STREET ASSOCIATES, LLC

Proxy Voting Policy

Wall Street Associates, LLC (“WSA”) recognizes that it is a fiduciary that owes its clients the duty of care and loyalty with respect to all services it provides to clients, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies. The duty of loyalty requires an adviser to cast proxy votes in a manner consistent with the best interest of its clients, at no time subrogating client interests to its own. At the request of plan sponsors, WSA shall vote stock held by such plans according to the following policy:

1.	WSA votes proxies with respect to economic issues. Under the Employee Retirement Security Act of 1974, a Trustee has a fiduciary responsibility to vote Plan Stock on issues presented to stockholders whenever it is perceived the outcome of the vote may have an impact on the economic value of the stock (economic issues). Accordingly, WSA shall vote all proxies received from the Trustee with respect to shares on economic issues. Examples of matters which may be economic issues are listed below:

a.	Directors’ liability

b.	Classification of the Board of Directors

c.	Cumulative voting

d.	Stock repurchases by the issuer

e.	Poison-pill plans

f.	Fair-price amendments

g.	Authorization of a new class of stock

h.	Increase in authorized shares of an existing class of stock

i.	Pre-emptive rights

j.	Democratization of stockholder voting procedures (for example, secret voting and stock holder access to proxy statements)

k.	Political measures (for example, divestiture of investments in certain countries or other companies)

l.	Sales of corporate assets, mergers or other forms of corporate sales or takeovers

m.	Super-majority requirements

n.	Proxy fights re-election of directors

o.	Anti-greenmail proposals

WSA shall examine all proxy statements received in order to identify any of the above issues or other issues.

2.	WSA follows Proxy Voting Procedures. The proxy voting procedures below explain the role of WSA’s Proxy Voting Committee, Proxy Voting Chairman, Proxy Coordinator, Proxy Voting Service, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis.

a.	Proxy Voting Committee and Chairman. WSA’s Proxy Voting Committee, which is made up of members of the investment team and led by the Proxy Voting Chairman, oversees the proxy voting process. The Committee monitors corporate actions, and reviews and recommends guidelines governing proxy votes, including how votes are cast on specific proposals and which matters are to be considered on a case-by-case basis. The Chairman is responsible for the oversight and execution of WSA’s Proxy Voting Procedures.

b.	Proxy Coordinator. The Proxy Coordinator, appointed by the Proxy Voting Committee, assists in the coordination and voting of proxies. The Proxy Coordinator deals directly with the Proxy Voting Service and, on a case-by-case basis, will solicit voting recommendations and instructions from the Proxy Voting Committee should proxy questions be referred by the Proxy Voting Service. The Proxy Coordinator is responsible for ensuring that such questions and referrals are responded to in a timely fashion for transmitting appropriate voting instructions to the proxy voting service.

c.	Proxy Voting Service. WSA has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with custodians to ensure that all proxy material received by the custodians relating to portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all the proxies in accordance with WSA’s Proxy Voting Guidelines. The proxy voting service will refer proxy questions to the Proxy Coordinator for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The proxy voting service also assists in disclosing to Clients how proxy votes were cast. Clients may request and obtain a record of proxy votes cast on their behalf. Proxy Voting reports, when requested, are generally delivered in conjunction with client quarterly reports.

d.	Proxy Votes are made on a Case-by-Case Basis. In voting shares on economic issues, WSA shall make voting decisions on a case-by-case basis. Shares shall not be automatically voted either for or against management on a particular economic issue but shall be voted based on an analysis of the impact of the vote on the economic value of the shares and solely in the interest of the plan’s participants and beneficiaries. WSA shall not subordinate the interests of plan participants and beneficiaries in their retirement income to unrelated objectives, even if it is believed such objective to be socially desirable.

Conflicts of Interest. WSA has developed procedures designed to ensure it carries out its duty of care in voting proxies in the Client’s best interest. To ensure proxy votes are not the product of a conflict of interest, votes will generally be made in accordance with WSA’s Proxy Voting Guidelines on a case-by-case basis. Although the Proxy Voting Service (ISS) provides proxy vote recommendations, WSA generally does not base its votes on the recommendations of ISS. WSA primarily utilizes ISS’s administrative assistance services in the proxy voting process.

How Conflicts of Interest May Arise

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, from:

•	business or personal relationships between WSA employees or the Proxy Voting Service (ISS) and the company soliciting the proxy;

•	business or personal relationships between WSA employees or the Proxy Voting Service (ISS) and a third party that has a material interest in the outcome of a proxy vote; and,

•	a third party actively lobbying WSA employees or the Proxy Voting Service (ISS) for a particular outcome of a proxy vote.

Preventing and Correcting Conflicts of Interest

Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular proxy vote or referral item shall disclose that conflict to the Proxy Voting Chairman and the Compliance Officer and otherwise remove him or herself from the proxy voting process. In such cases, the Proxy Voting Chairman and Compliance Officer will review each item to determine if a conflict of interest exists and whether such conflict is “material.” In this context, “material” conflicts may be instances where:

(1)	there may be an interest in maintaining or developing business with a particular issuer whose management is soliciting proxies;

(2)	there may be a business relationship with a proponent of a proxy proposal;

(3)	there exists personal and business relationships with participants in a proxy contest, corporate directors or director candidates; and

(4)	there may be a personal interest in the outcome of a proxy contest (e.g., relative serves as director).

If a conflict is potentially material, the Proxy Voting Chairman and Compliance Officer will engage in an intensive internal and/or external (if necessary) fact gathering exercise. After assessing the circumstances surrounding an identified and potentially material conflict, the Proxy Voting Chairman and Compliance Officer may take one or more of the following actions:

•	follow the prescribed Proxy Voting Policy and Guidelines;

•	split the votes;

•	delegate the decision to a third party;

•	have the Client vote its own proxy, in cases where the Client has entered into an agreement to do so in the event of an actual material conflict.

The Proxy Voting Chairman and Compliance Officer will document and provide to the Proxy Coordinator their findings for each proxy vote or referral item that (1) describes the conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside WSA (other than routine communications from proxy solicitors) with respect to the proxy vote or referral item not otherwise reported in an investment professional’s recommendation. Written confirmation will be made that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Considerations Regarding Potential Conflicts of Interest of the Proxy Voting Service

WSA has engaged the services of a Proxy Voting Service (ISS) to assist in the voting of proxies.

ISS, owned by RiskMetrics Group, discloses certain potential conflicts of interest that may exist between:

(1)	ISS’ Proxy Advisory Service Division, which provides proxy analyses and vote recommendations to institutional investors; and,

(2)	The business of ISS Corporate Services, Inc. (“ICS), which provides products and services to issuers consisting primarily of advisory and analytical services, self-assessment tools and publications.

ISS’s Proxy Advisory Services Division offers a variety of services to institutional investors ranging from in-depth analysis and vote recommendations for each proxy vote to outsourcing of the administrative portions of the proxy process. WSA utilizes ISS’s turnkey service that allows WSA to control the voting policy and actual voting decisions, while outsourcing the administrative portions of the proxy process. ISS receives proxy ballots, executes votes, maintains records and provides reporting for WSA. While WSA can view ISS standard voting recommendations via ISS’s website, proxy vote decisions are not made as a result of ISS’s recommendations, but are instead made in accordance with WSA’s Proxy Voting Guidelines and on a case-by-case basis.

Although WSA does not base its proxy vote decisions on the recommendations of ISS, such recommendations are still offered to WSA. WSA realizes that because of the nature ISS’s business, there is the potential that conflicts of interest pertaining to proxy vote recommendations may exist. To neutralize potential conflicts, ISS adopted a number of policies and practices to guard against possible conflicts of interest:

•	Regulatory Oversight—ISS is a registered investment advisor and is subject to the regulatory oversight of the SEC under the Investment Advisers act of 1940.

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ISS Ownership—ISS is a wholly-owned subsidiary of RiskMetrics Group, Inc., a public company. RiskMetrics Group, Inc. is traded on the NYSE under the ticker “RMG.” Three of RiskMetrics Group’s largest stockholders are General Atlantic, Spectrum Equity Investors and Technology Crossover Ventures.

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Board Policy—The RiskMetrics Group Board of Directors has formally resolved that the development and application of ISS’ proxy voting policies, including without limitation the establishment of voting standards and policies, the formulation, development and preparation of proxy analyses and research reports and the formulation, development and preparation of vote recommendations, is and shall remain solely the responsibility of ISS’ management and employees. In addition, RiskMetrics Group Board of Directors has resolved that it shall not be informed of the contents of any ISS proxy analyses, research reports or vote recommendations prior to their publication or dissemination.

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Transparency of Voting Policies—ISS makes its proxy voting policies readily available to issuers, investors and others on its public website (www.riskmetrics.com). The full ISS Proxy Voting Manual, which describes all of ISS’s policies and the analytical framework for making vote decisions on every major issue, is available to subscribing clients.

•	Full Disclosure—ISS offers institutional clients the ability to get information regarding its dealings with corporate issuers.

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Separate Staffs/Physical Separation—ISS maintains separate staffs for ICS, proxy analysis and governance research operations. The ISS Domestic and Global Research departments prepare proxy analyses and vote recommendations. ICS provides advisory and analytical services to issuers and supports self-assessment tools for issuers. These two groups are staffed and managed on a day-to-day basis by different groups of individuals. To avoid accidental discovery of a corporate client, ICS operates in segregated office suites and uses segregated equipment and information databases.

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No Guarantees—Issuers purchasing ICS products or services sign an agreement that acknowledges that utilization of such services in no way guarantees preferential treatment or support of any particular agenda item from ISS’ proxy advisory service.

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Blackout Period—ICS staff will only work with issuers or their representatives when no “live” voting issue is pending. Inquiries from issuers or their advisers that are received while ISS is actively preparing a proxy analysis are routed to the Domestic and Global Research departments. This “blackout period” runs from immediately after definitive proxy materials are filed with the SEC through the date of the issuer’s shareholders’ meeting.

•	Trading—ISS has a longstanding internal trading policy that requires pre-clearance of all trading activities by ISS employees and “covered family members.”

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RiskMetric Group’s Code of Ethics—RiskMetrics Group has adopted a Regulatory Code of Ethics that applies to all of its employees and its direct or indirect wholly-owned subsidiaries. Its Code of Ethics is set forth to (1) satisfy the requirements of Rule 204A-1 of the Investment Advisers Act of 1940; and (2) to provide all employees with detailed policies and procedures on business conduct.

3.	WSA makes independent voting decisions. In voting shares on economic issues, voting decisions are made independently of directions given or threats of loss of business expressed or implied by an opponent or proponent of an economic issue, including the issuer of shares, plan sponsors, any other fiduciaries of the plan, or their respective agents. WSA may allow such persons to express opinions with regard to economic issues but shall not reach a voting decision as a result of any improper pressure or directions.

WSA shall monitor information on the economic effect of proposals which are frequently submitted to stockholder votes so as: to have the necessary background to evaluate in a timely fashion the economic merits of particular proposals, to vote consistently on recurring proposals, absent unique economic effects and to be able to record clearly the reasons for taking the action chosen. Although WSA will ordinarily vote consistently on recurring proposals, the case-by-case analysis required by this policy may require a vote which is inconsistent with prior votes on similar proposals.

4.	Recordkeeping Requirements. WSA relies on the EDGAR system to maintain proxy statements regarding client securities, and utilizes an independent third party to record proxy votes cast and to provide copies of such documents promptly on request. Also, the following records shall be maintained for a minimum of five years, the first two years in the office of WSA:

a.	WSA’s updated Proxy Voting Policy;

b.	Records of client requests for proxy voting information;

c.	Copies of written responses to oral or written client requests for proxy voting information; and,

d.	Documents prepared by WSA material to the voting decision.

5.	ERISA Considerations. WSA shall not undertake on behalf of ERISA plans initiatives to place proposals before an issuer’s stockholders unless such initiatives are judged to be in the interest of the plan participants and beneficiaries, to be cost beneficial, and to be otherwise consistent with ERISA.

6.	Tender Offers. The policies set forth above shall be applied when WSA is called upon to decide whether to tender issues in a tender offer, including an issuer tender offer.

IVYSAI

REGISTRATION STATEMENT

PART C     OTHER INFORMATION

23. Exhibits: Ivy Funds

(a)	Articles of Incorporation:

	(a)(1)	Declaration of Trust for Ivy Funds, dated November 13, 2008, filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

(b)	Bylaws:

	(b)(1)	By-laws for Ivy Funds, dated November 13, 2008, filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

(c)	Instruments Defining the Rights of Security Holders:

Articles III, V, VI and VII of the Trust Instrument and Articles II and VI of the Bylaws each define the rights of shareholders.

(d)	Investment Advisory Contracts:

	(d)(1)	Investment Management Agreement between Ivy Funds and Ivy Investment Management Company on behalf of each of the series of the Trust, as amended February 11, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(d)(4)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Advantus Capital Management, Inc. (Ivy Bond Fund, Ivy Mortgage Securities Fund and Ivy Real Estate Securities Fund), filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

	(d)(5)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Wall Street Associates (Ivy Micro Cap Growth Fund), filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

	(d)(6)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Mackenzie Financial Corporation (Ivy Global Natural Resources Fund), filed with Post-Effective Amendment No. 65 and incorporated by reference herein.

	(d)(7)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Mackenzie Financial Corporation (Ivy Cundill Global Value Fund), filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

(e)	Distribution Agreements:

	(e)(1)	Distribution Agreement between Ivy Funds and Ivy Funds Distributor, Inc., dated November 13, 2008, filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

(f)	Not applicable

(g)	Custodian Agreements:

	(g)(1)	Custodian Agreement between UMB Bank, n.a. and Ivy Funds, dated March 8, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(g)(2)	Rule 17f-5 Delegation Agreement between Ivy Funds and UMB Bank, N.A., dated March 8, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

(h)	Other Material Contracts:

	(h)(1)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Bond Fund, Ivy Capital Appreciation Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Balanced Fund, Ivy International Core Equity Fund, Ivy Mid Cap Growth Fund, Ivy Money Market Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund and Ivy Small Cap Growth Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(h)(2)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy New Opportunities Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(h)(3)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund and Ivy International Growth Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(h)(4)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Energy Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(h)(5)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Bond Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(h)(6)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Large Cap Growth Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(h)(7)	Expense Limitation Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Micro Cap Growth Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(h)(8)	Expense Limitation Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Municipal High Income Fund and Ivy Tax-Managed Equity Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(h)(9)	Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, as amended February 11, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(h)(10)	Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, as amended February 11, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(h)(11)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy New Opportunities Fund, dated April 1, 2010, filed with this Post-Effective Amendment No. 69.

	(h)(12)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Limited-Term Bond Fund, dated May 26, 2010, filed with this Post-Effective Amendment No. 69.

	(h)(13)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Value Fund, dated July 29, 2010, filed with this Post-Effective Amendment No. 69.

(i)	Opinion and Consent of Counsel, filed with this Post-Effective Amendment No. 69.

(j)	Consent of Independent Registered Public Accounting Firm, filed with this Post-Effective Amendment No. 69

(k)	Not applicable

(l)	Not applicable

(m)	Rule 12b-1 Plans:

	(m)(2)	Distribution and Service Plan, dated November 13, 2008, filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

(n)	Rule 18f-3 Plans:

	(n)(1)	Multiple Class Plan for Ivy Funds, as amended February 11, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

(p)	Code of Ethics, as amended August 2007, filed by EDGAR on May 30, 2008 as EX-99.B(p)code to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A and incorporated by reference herein.

Code of Ethics pursuant to the Sarbanes-Oxley Act of 2002, filed by EDGAR on January 28, 2004 as EX-99.B(p)code-so-ivy to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A and incorporated by reference herein.

	(p)(1)	Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, Waddell & Reed InvestEd Portfolios, Ivy Funds, Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, doing business as WI Services Company, as revised May 2010, filed with this Post-Effective Amendment No. 69.

	(p)(2)	Code of Ethics for Advantus Capital Management, Inc., dated January 2009, filed with this Post-Effective Amendment No. 69.

	(p)(3)	Code of Ethics for Mackenzie Financial Corporation, dated October 2008, filed with this Post-Effective Amendment No. 69.

	(p)(4)	Code of Ethics for Wall Street Associates, dated December 2009, filed with this Post-Effective Amendment No. 69.

24.	Persons Controlled by or under common control with Registrant

None

25.	Indemnification

Reference is made to Article VII of the Trust Instrument of the Registrant, filed by EDGAR on January 29, 2010 as Exhibit (a)(1) to Post-Effective Amendment No. 65 and to Article VI of the Distribution Agreement, filed by EDGAR on January 29, 2010 as Exhibit (e)(1) to Post-Effective Amendment No. 65, each of which provides indemnification. Also refer to Section 3817 of the Delaware Statutory Trust Act.

Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, Bylaws, and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

26.	Business and Other Connections of Investment Manager

Ivy Investment Management Company (IICO) is the investment manager of the Registrant. Under the terms of an Investment Management Agreement between IICO and the Registrant, IICO is to provide investment management services to the Registrant. IICO is a corporation which is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of this Registration Statement and to other investment advisory clients.

Each director and executive officer of IICO has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of IICO or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information (SAI) of the Registrant. The address of the officers is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.

As to each director and officer of IICO, reference is made to Part A and Part B of the Prospectus and SAI of this Registrant.

27.	Principal Underwriter and Distributor

(a)	Ivy Funds Distributor, Inc. (IFDI) has served as principal underwriter and distributor to the Funds. Pursuant to the Principal Underwriting Agreement, IFDI offers the Fund’s shares through financial advisors of Waddell & Reed, Inc. and Legend Equities Corporation (Legend) and sales managers and through other broker-dealers, banks and other appropriate intermediaries (the sales force).

(b)	The information contained in the underwriter’s application on Form BD, as filed on October 27, 2009, SEC No. 8-27030, under the Securities Exchange Act of 1934, is herein incorporated by reference.

(c)	No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person.

28.	Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are under the possession of Mr. Joseph W. Kauten and Ms. Kristen A. Richards, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

29.	Management Services

There are no service contracts other than as discussed in Part A and B of this Post-Effective Amendment and listed in response to Items 23.(h) and 23.(m) hereof.

30.	Undertakings

Not applicable

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That the undersigned, IVY FUNDS (hereinafter called the Trust), and certain directors and officers for the Trust, do hereby constitute and appoint HENRY J. HERRMANN, DANIEL C. SCHULTE and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date:     November 12, 2008

/s/ Henry J. Herrmann
Henry J. Herrmann, President

/s/ Joseph Harroz, Jr.	Chairman and Trustee
Joseph Harroz, Jr.

/s/ Jarold W. Boettcher	Trustee
Jarold W. Boettcher

/s/ James D. Gressett	Trustee
James D. Gressett

/s/ Henry J. Herrmann	Trustee
Henry J. Herrmann

/s/ Glendon E. Johnson, Jr.	Trustee
Glendon E. Johnson, Jr.

/s/ Eleanor B. Schwartz	Trustee
Eleanor B. Schwartz

/s/ Michael G. Smith	Trustee
Michael G. Smith

/s/ Edward M. Tighe	Trustee
Edward M. Tighe

Attest:

/s/ Mara D. Herrington
Mara D. Herrington, Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Overland Park, and State of Kansas, on the 27th day of July, 2010.

IVY FUNDS

a Delaware statutory trust

(Registrant)

By /s/ Henry J. Herrmann

Henry J. Herrmann, President

Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities shown and on the 27th day of July, 2010.

Signatures	Title

/s/ Joseph Harroz, Jr.*	Chairman and Trustee
Joseph Harroz, Jr.

/s/ Henry J. Herrmann	President and Trustee
Henry J. Herrmann

/s/ Joseph W. Kauten	Vice President, Treasurer, Principal Financial Officer
Joseph W. Kauten	and Principal Accounting Officer

/s/ Jarold W. Boettcher*	Trustee
Jarold W. Boettcher

/s/ James D. Gressett*	Trustee
James D. Gressett

/s/ Glendon E. Johnson, Jr.*	Trustee
Glendon E. Johnson, Jr.

/s/ Eleanor B. Schwartz*	Trustee
Eleanor B. Schwartz

/s/ Michael G. Smith*	Trustee
Michael G. Smith

/s/ Edward M. Tighe*	Trustee
Edward M. Tighe

*By:	/s/ Kristen A. Richards
Kristen A. Richards
Attorney-in-Fact

ATTEST:	/s/ Mara D. Herrington
Mara D. Herrington